UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Balanced Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	16.75%	5.03%	8.52%	0.76%
Service Class Shares	5/2/2005	16.46	4.77	8.25	1.01

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Value Index[3]	27.06%	7.62%	12.41%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[4]	6.80	2.57	3.05
Balanced Composite Index[5]	18.90	5.79	8.84
Morningstar Allocation—50% to 70% Equity Category Average[6]	19.23	6.22	7.90

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,044.20	$3.92	$1,021.37	$3.87	0.76%

Service Class Shares	$1,000.00	$1,042.90	$5.20	$1,020.11	$5.14	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.625%–2.75%, due 7/31/21–11/15/29

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal Home Loan Bank, 1.625%–3.25%, due 5/15/20–11/16/28

4.	Bank of America Corp.

5.	Morgan Stanley
6.	JPMorgan Chase & Co.

7.	Occidental Petroleum Corp.

8.	HSBC Holdings PLC, 2.537%–2.633%, due 9/11/21–11/7/25

9.	iShares Russell 1000 Value ETF

10.	CVS Health Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Balanced Portfolio returned 16.75% for Initial Class shares and 16.46% for Service Class shares. Over the same period, both share classes underperformed the 27.06% return of the Russell Midcap® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 6.80% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes underperformed the 18.90% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and the 19.23% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The investment backdrop in 2019 was generally not conducive to systematic stock picking within the equity portion of the Portfolio. Market breadth remained narrow, with only a few sectors dominating the gains in U.S. equities. U.S.-China trade negotiations introduced a significant degree of uncertainty into the markets throughout the year, which particularly affected the performance of high beta2 and cyclical stocks. Concerns over the economic cycle and a global manufacturing slowdown also added to volatility, especially given the historic length of the equity bull market.

The narrow breadth of the market, in which there are only a few winners and many losers, undermined the effectiveness of the Portfolio’s multi-factor stock selection process. Value continued to face significant challenges, as investors generally disregarded price or company fundamentals in pursuit of exposure to growth style companies. Trend-following investment approaches, relying on momentum or sentiment signals, also proved inconsistent, and even risky, in an environment in which market breadth was narrow and nonstop macroeconomic and political themes steered the markets, with frequent risk-on and risk-off movements. Consequently, our stock selection model proved broadly ineffective relative to the Russell Midcap® Value Index during the reporting period.

The fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds,

asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and U.S. government agency securities throughout the reporting period. The corporate sector was the best performing sector relative to the Index. Overweight positions in U.S. government agencies and ABS were also accretive to performance. During the reporting period, the fixed-income portion of the Portfolio maintained underweight exposure to U.S. Treasury bonds, which detracted from relative returns.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the equity portion of the Portfolio did not use derivatives. Over the same period, the use of derivatives by the fixed-income portion of Portfolio was limited to interest-rate derivatives used to keep the duration3 of the Portfolio in line with the Subadvisor’s target. These interest-rate derivatives did not have a material impact on performance.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

During the reporting period, the sectors making the strongest positive contributions to the performance of the equity portion of Portfolio relative to the Russell Midcap® Value Index included technology, materials and energy sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the industrials, financials and real estate sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the most substantial positive contributions to the absolute performance of the equity portion of the Portfolio during the reporting period included communications semiconductor maker Qorvo, general merchandise retailer Target and packaged foods & meats producer Tyson Foods. The stocks that detracted the most from the absolute performance of the equity portion of the Portfolio during the same period included electric utility PG&E, ridesharing & other software application firm Uber Technologies and integrated oil & gas company Occidental Petroleum.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Balanced Portfolio

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio made its largest initial purchase in shares of consumer electronic retailer Best Buy and its largest increase in position size in insurance and financial services provider Hartford Financial Services Group. Over the same period, the equity portion of the Portfolio made its largest complete sale of a position in life sciences tools & services company Agilent Technologies and its most substantial decrease in position size in commercial vehicle manufacturer PACCAR.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Relative to the Russell Midcap® Value Index, the equity portion of the Portfolio saw its most substantial weighting increases of the reporting period in the consumer staples and health care sectors. Over the same period, the equity portion of the Portfolio saw its most significant decreases in sector exposures relative to the benchmark in real estate and communication services.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the equity portion of the Portfolio held its most substantially overweight sector positions relative to the Russell Midcap® Value Index in health care and consumer staples. As of the same date, the equity portion of the Portfolio held its most substantially underweight sector positions relative to the Russell Midcap® Value Index in real estate and utilities.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally maintained a duration that was relatively close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. On two occasions we lengthened the duration of the Portfolio relative to the benchmark, a strategy that had a slightly positive impact on the Portfolio’s performance. On one other occasion, toward the middle of the reporting period, we shortened duration of the Portfolio relative to the benchmark in anticipation of higher interest rates. This strategy had a negative impact on performance as interest rates moved lower during this time frame. For the reporting period as a whole, the duration strategy of the fixed-income portion of the Portfolio detracted from relative performance. As of December 31, 2019, the effective duration of the fixed-income portion of the Portfolio was 4.10 years, compared to a duration of 3.91 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the Federal Reserve (Fed) reduced the federal funds rate on three separate occasions by a total of 75 basis points with the goal of prolonging the current economic expansion. During the second half of the reporting period, the fixed-income portion of the Portfolio increased its underweight position in the Treasury sector, allocating additional assets to CMBS, ABS and corporate bonds. Our expectation was that the interest-rate cuts by the Fed would reduce market volatility, creating an environment where CMBS, ABS and corporates would outperform their Treasury counterparts. This decision was accretive to the performance of the fixed-income portion of the Portfolio.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Within the industrials sector, this positioning, particularly the basic and consumer non-cyclical areas, benefited relative performance. Securities issued by Anheuser Busch InBev Worldwide, Verizon Communications Inc and CVS Health Corp were among the best performers in the fixed-income portion of the Portfolio. Positioning within the financials sector, particularly among banks, also proved accretive to relative performance, with securities issued by Morgan Stanley, Bank of America and Citigroup producing strong returns.

Among non-corporate sectors, overweight exposure to floating-rate ABS, particularly commercial loan obligations (CLO), enhanced performance relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. Conversely, underweight exposure to sovereign, supranational and foreign agency securities detracted from relative performance, as did overweight exposure to fixed-rate ABS.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during episodes of market weakness and to sell corporate bonds as the market rallied.

9

During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?

Early in the reporting period, the fixed-income portion of the Portfolio reduced its overweight exposures to the financials, industrials and utilities sectors. In particular, we reduced exposure to the banking, wireline, and insurance sectors as credit spreads rallied significantly in the wake of the sharp sell-off in credit spreads4 that occurred in December 2018. We took the opportunity to sell holdings in BBB-rated5 issuers in order to reduce risk and move allocations closer to the designated benchmark.

Throughout the reporting period, we reduced the exposure of the fixed-income portion of the Portfolio to one- to three-year U.S. government agency bullet securities as a shortage of new issue supply brought yields very close to those of matched duration Treasury securities. Instead, we increased exposure to one- to three-year U.S. government agency callable securities and seven- to ten-year U.S. government agency bullet securities. Throughout the reporting period, we also increased exposure to ABS in light of the sector’s attractive fundamentals and valuations. We added to the Portfolio’s overweight position in AAA-rated6 collateralized loan obligations given their extremely attractive yields and robust structures. We also maintained overweight exposure to the CMBS sector, with an especially favorable view of single-asset single-borrower (SASB) securities.

Toward the end of the reporting period, the fixed-income portion of the Portfolio increased its allocation to corporate credit because an active new issue calendar offered several attractive opportunities to acquire holdings from new issuers at an attractive yield level.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the fixed-income portion of the Portfolio held overweight exposure to corporate bonds in financials, industrials and utilities. The fixed-income portion of the Portfolio also held overweight positions in ABS and, to a lesser degree, CMBS and U.S. government agencies.

As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to the Index in the sovereign, supranational, foreign agency and foreign local government sectors. The fixed-income portion of the Portfolio also held an underweight position in the Treasury sector.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 42.1%† Asset-Backed Securities 4.0%
Automobile Asset-Backed Securities 0.2%
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2019-3A, Class A 2.36%, due 3/20/26	$500,000	$495,381
Series 2019-1A, Class A 3.45%, due 3/20/23	100,000	102,311
Mercedes Benz Auto Lease Trust Series 2019-A, Class A3 3.10%, due 11/15/21	150,000	151,357

		749,049

Other Asset-Backed Securities 3.8%
AIMCO CLO Series 2017-AA, Class A 3.226% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	250,000	250,031
Apidos CLO XXV Series 2016-25A, Class A1R 3.136% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	398,437
Apidos CLO XXXII Series 2019-32A, Class A1 3.228% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)(c)	500,000	500,000
ARES CLO, Ltd. Series 2016-41A, Class AR 3.201% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(b)	600,000	599,787
ARES XXIX CLO, Ltd. Series 2014-1A, Class A1R 3.192% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	68,689	68,702
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 3.141% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(b)	400,000	399,334
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 3.216% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	300,000	300,524
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 3.249% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	250,000	249,990
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.164% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	750,000	749,086

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Deutsche Bank Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	$547,250	$558,934
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	1,274,000	1,275,019
Dryden CLO, Ltd. Series 2019-76A, Class A1 3.264% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	250,000	250,251
Dryden Senior Loan Fund Series 2018-71A, Class A 3.151% (3 Month LIBOR + 1.15%), due 1/15/29 (a)(b)	550,000	550,004
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	99,877	100,494
ELFI Graduate Loan Program LLC Series 2019-A, Class A 2.54%, due 3/25/44 (a)	718,681	709,503
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	97,500	97,764
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.001% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	249,481
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	314,921	323,886
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.168% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(b)	850,000	849,672
Magnetite XVIII, Ltd. (a)(b)
Series 2016-18A, Class AR 2.99% (3 Month LIBOR + 1.08%), due 11/15/28	400,000	399,613
Series 2019-23A, Class A 3.17% (3 Month LIBOR + 1.30%), due 10/25/32	250,000	250,034
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	222,851	225,651
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	300,000	301,515
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.286% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	350,000	350,848

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Palmer Square CLO, Ltd. (a)(b)
Series 2015-1A, Class A1R2 3.115% (3 Month LIBOR + 1.22%), due 5/21/29	$500,000	$500,011
Series 2014-1A, Class A1R2 3.132% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	249,998
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.046% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	650,000	650,001
Sierra Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	130,813	131,990
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	500,000	501,956
SoFi Professional Loan Program LLC (a)
Series 2019-C, Class A2FX 2.37%, due 11/16/48	250,000	245,281
Series 2019-A, Class A1FX 3.18%, due 6/15/48	180,386	181,960
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.22% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	450,000	445,605
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	396,000	405,179
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 3.049% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	248,975
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.151% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	347,614
TICP CLO XIII, Ltd. Series 2019 13A, Class A 3.665% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	350,000	349,582
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.036% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	260,000	260,037
Voya CLO, Ltd. Series 2019-1A, Class A 3.171% (3 Month LIBOR + 1.17%), due 4/15/29 (a)(b)	250,000	249,999

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 3.176% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	$400,000	$399,995

		15,176,743

Total Asset-Backed Securities (Cost $15,908,659)		15,925,792

Corporate Bonds 17.0%
Aerospace & Defense 0.2%
BAE Systems Holdings, Inc. 3.85%, due 12/15/25 (a)	445,000	472,379
Boeing Co. 3.10%, due 5/1/26	240,000	247,710

		720,089

Auto Manufacturers 1.1%
Daimler Finance North America LLC 2.81% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	550,000	554,242
Ford Motor Credit Co. LLC
4.25%, due 9/20/22	820,000	848,284
5.875%, due 8/2/21	785,000	821,837
General Motors Financial Co., Inc. 4.35%, due 4/9/25	600,000	640,213
Volkswagen Group of America Finance LLC (a)
2.795% (3 Month LIBOR + 0.86%), due 9/24/21 (b)	275,000	276,924
3.20%, due 9/26/26	300,000	307,685
4.00%, due 11/12/21	925,000	956,712

		4,405,897

Banks 5.2%
Bank of America Corp.
2.456%, due 10/22/25 (d)	375,000	377,509
4.45%, due 3/3/26	2,405,000	2,641,434
Bank of Montreal 2.518% (3 Month LIBOR + 0.63%), due 9/11/22 (b)	600,000	605,342
Citigroup, Inc.
2.976%, due 11/5/30 (d)	275,000	279,278
4.60%, due 3/9/26	805,000	886,426
Credit Suisse Group A.G. 2.593%, due 9/11/25 (a)(d)	400,000	401,145
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, due 3/26/25	625,000	661,595
Fifth Third Bancorp 4.30%, due 1/16/24	875,000	940,619
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	1,020,000	1,038,413
3.85%, due 1/26/27	550,000	585,501

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
HSBC Holdings PLC
2.537% (3 Month LIBOR + 0.65%), due 9/11/21 (b)	$1,100,000	$1,102,409
2.633%, due 11/7/25 (d)	1,500,000	1,505,983
Huntington Bancshares, Inc. 2.625%, due 8/6/24	1,250,000	1,267,859
JPMorgan Chase & Co. 2.301% (SOFR + 1.16%), due 10/15/25 (b)	2,255,000	2,252,457
Lloyds Banking Group PLC 2.907%, due 11/7/23 (d)	430,000	436,482
Mizuho Financial Group, Inc. 2.737% (3 Month LIBOR + 0.85%), due 9/13/23 (b)	300,000	301,179
Morgan Stanley
2.72%, due 7/22/25 (d)	1,200,000	1,215,171
3.625%, due 1/20/27	300,000	319,444
4.35%, due 9/8/26	695,000	760,249
PNC Bank N.A. 2.70%, due 10/22/29	375,000	374,539
Santander UK PLC 3.40%, due 6/1/21	200,000	204,161
Toronto Dominion Bank 2.437% (3 Month LIBOR + 0.53%), due 12/1/22 (b)	830,000	834,581
Truist Bank 2.494% (3 Month LIBOR + 0.59%), due 5/17/22 (b)	950,000	954,542
Wells Fargo & Co. 2.406%, due 10/30/25 (d)	375,000	375,353

		20,321,671

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.00%, due 4/13/28	400,000	440,221
4.75%, due 1/23/29	985,000	1,141,782

		1,582,003

Building Materials 0.4%
Masco Corp. 4.45%, due 4/1/25	1,000,000	1,085,743
Owens Corning 3.95%, due 8/15/29	600,000	624,565

		1,710,308

Chemicals 0.3%
Albemarle Corp. 2.941% (3 Month LIBOR + 1.05%), due 11/15/22 (a)(b)	575,000	576,067
NewMarket Corp. 4.10%, due 12/15/22	475,000	499,195

		1,075,262

	Principal Amount	Value
Diversified Financial Services 0.5%
Blackstone Holdings Finance Co. LLC 2.50%, due 1/10/30 (a)	$300,000	$296,365
GE Capital International Funding Co. 3.373%, due 11/15/25	1,215,000	1,266,017
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	350,000	357,805

		1,920,187

Electric 1.9%
Arizona Public Service Co. 2.20%, due 1/15/20	180,000	180,001
Commonwealth Edison Co. 3.10%, due 11/1/24	475,000	493,079
DTE Electric Co. 2.65%, due 6/15/22	450,000	457,043
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,775,000	1,778,460
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	875,000	883,143
Entergy Arkansas LLC 3.70%, due 6/1/24	450,000	477,853
Entergy Corp. 4.00%, due 7/15/22	875,000	913,427
Evergy, Inc. 4.85%, due 6/1/21	330,000	340,399
Exelon Corp. 2.85%, due 6/15/20	500,000	501,150
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	600,000	644,787
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	450,000	468,790
WEC Energy Group, Inc. 3.375%, due 6/15/21	400,000	408,122

		7,546,254

Food 0.3%
Conagra Brands, Inc. 4.85%, due 11/1/28	400,000	458,943
Ingredion, Inc. 4.625%, due 11/1/20	175,000	178,598
Kraft Heinz Food Co. 3.00%, due 6/1/26	165,000	165,048
Tyson Foods, Inc. 4.00%, due 3/1/26	375,000	405,932

		1,208,521

Health Care—Products 0.4%
Becton Dickinson & Co. 2.894%, due 6/6/22	1,413,000	1,436,530

Iron & Steel 0.3%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	129,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$825,000	$872,042

		1,001,668

Media 0.1%
Fox Corp. 4.709%, due 1/25/29 (a)	315,000	359,221

Miscellaneous—Manufacturing 0.1%
Parker-Hannifin Corp. 3.25%, due 6/14/29	300,000	313,427

Multi-National 0.2%
International Bank for Reconstruction & Development
2.20%, due 9/23/22	375,000	375,032
2.30%, due 10/30/24	600,000	596,769

		971,801

Oil & Gas 0.8%
Cenovus Energy, Inc. 4.25%, due 4/15/27	225,000	238,380
Helmerich & Payne, Inc. 4.65%, due 3/15/25	475,000	518,907
Occidental Petroleum Corp.
3.36% (3 Month LIBOR + 1.45%), due 8/15/22 (b)	375,000	377,004
4.85%, due 3/15/21	947,000	975,487
5.55%, due 3/15/26	800,000	907,289
Petroleos Mexicanos 5.35%, due 2/12/28	50,000	49,750

		3,066,817

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	1,075,000	1,132,930

Packaging & Containers 0.2%
WRKCo, Inc. 3.75%, due 3/15/25	800,000	843,893

Pharmaceuticals 0.9%
AbbVie, Inc. 2.95%, due 11/21/26 (a)	825,000	839,985
Bayer U.S. Finance II LLC 3.375%, due 7/15/24 (a)	645,000	665,759
Bristol-Myers Squibb Co. 3.20%, due 6/15/26 (a)	725,000	761,699
Cigna Corp. 4.125%, due 11/15/25	1,140,000	1,237,177

		3,504,620

	Principal Amount	Value
Pipelines 0.8%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	$1,000,000	$1,061,424
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,489,000	1,531,242
MPLX, L.P. 2.785% (3 Month LIBOR + 0.90%), due 9/9/21 (b)	400,000	401,224
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	200,000	201,999

		3,195,889

Real Estate Investment Trusts 1.3%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	775,000	803,318
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	275,000	275,754
Healthpeak Properties, Inc. 3.25%, due 7/15/26	525,000	544,527
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,175,000	1,213,755
Kimco Realty Corp. 3.80%, due 4/1/27	200,000	211,586
Realty Income Corp. 3.25%, due 10/15/22	550,000	568,005
SBA Tower Trust 2.836%, due 1/15/50 (a)	500,000	505,097
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	1,015,000	1,067,365

		5,189,407

Retail 0.4%
CVS Health Corp.
3.25%, due 8/15/29	490,000	498,007
4.30%, due 3/25/28	1,150,000	1,256,308

		1,754,315

Software 0.4%
Fiserv, Inc.
3.20%, due 7/1/26	925,000	957,972
4.20%, due 10/1/28	550,000	610,086

		1,568,058

Telecommunications 0.5%
AT&T, Inc. 4.35%, due 3/1/29	675,000	750,946
Verizon Communications, Inc.
3.376%, due 2/15/25	156,000	165,252
4.016%, due 12/3/29	1,012,000	1,128,123

		2,044,321

Total Corporate Bonds (Cost $64,765,838)		66,873,089

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	$220,000	$232,650

Mexico 0.1%
United Mexican States 3.75%, due 1/11/28	300,000	311,700

Philippines 0.0%‡
Philippine Government International Bond 3.00%, due 2/1/28	200,000	207,742

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	53,405

Total Foreign Government Bonds (Cost $747,700)		805,497

Mortgage-Backed Securities 2.9%
Agency (Collateralized Mortgage Obligations) 0.1%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
Series K090, Class A2 3.422%, due 2/25/29	300,000	322,519
Series K091, Class A2 3.505%, due 3/25/29	195,000	210,980

		533,499

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
Bank
Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	304,248
Series 2018-BN14, Class A2 4.128%, due 9/15/60	400,000	424,831
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	200,000	206,721
Series 2018-B2, Class A2 3.662%, due 2/15/51	150,000	155,565
BX Commercial Mortgage Trust Series 2019-XL, Class A 2.66% (1 Month LIBOR + 0.92%), due 10/15/36 (a)(b)	500,000	500,401
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	600,000	609,244

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	$900,000	$912,781
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 3.218% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(b)	1,250,000	1,238,296
COLT Mortgage Loan Trust Series 2019-4, Class A1 2.579%, due 11/25/49 (a)(e)	473,635	472,833
Deutsche Bank JPMorgan Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	810,350
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	200,000	202,138
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	4,898	4,893
Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,018,811
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	915,750
Seasoned Loans Structured Transaction Trust Series 2019-2, Class A2C 2.75%, due 9/25/29	900,000	899,428
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	500,000	522,192

		9,198,482

Whole Loan (Collateralized Mortgage Obligations) 0.4%
JP Morgan Mortgage Trust Series 2019-1, Class A11 2.742% (1 Month LIBOR + 0.95%), due 5/25/49 (a)(b)	756,896	756,197
Seasoned Loans Structured Transaction Trust Series 2019-3, Class A2C 2.75%, due 11/25/29	750,000	743,060

		1,499,257

Total Mortgage-Backed Securities (Cost $11,266,430)		11,231,238

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 18.0%
Federal Farm Credit Bank 0.1%
2.44%, due 10/16/28	$500,000	$498,244

Federal Home Loan Bank 2.6%
1.625%, due 12/20/21	1,300,000	1,300,527
1.70%, due 5/15/20	500,000	500,162
2.15%, due 12/16/24	850,000	847,861
2.50%, due 12/10/27	1,050,000	1,077,181
2.875%, due 9/13/24	1,175,000	1,236,487
3.00%, due 3/10/28	300,000	321,180
3.125%, due 9/12/25	800,000	854,485
3.25%, due 6/9/28	800,000	871,860
3.25%, due 11/16/28	2,775,000	3,034,770

		10,044,513

Federal Home Loan Mortgage Corporation 0.6%
2.05%, due 8/26/22	500,000	500,173
2.25%, due 8/12/24	650,000	650,191
2.25%, due 10/7/24	600,000	600,024
2.30%, due 10/22/24	575,000	575,195

		2,325,583

Federal National Mortgage Association 0.3%
1.625%, due 10/15/24	725,000	721,695
1.75%, due 7/2/24	525,000	525,599

		1,247,294

United States Treasury Notes 14.4%
1.625%, due 11/15/22	15,700,000	15,711,652
1.75%, due 7/31/21	8,025,000	8,044,436
1.75%, due 12/31/24	8,400,000	8,426,578
1.75%, due 12/31/26	5,125,000	5,100,776
1.75%, due 11/15/29	4,450,000	4,386,379
2.50%, due 2/15/22	10,875,000	11,081,455
2.75%, due 4/30/23	3,825,000	3,963,507

		56,714,783

Total U.S. Government & Federal Agencies (Cost $70,233,079)		70,830,417

Total Long-Term Bonds (Cost $162,921,706)		165,666,033

	Shares
Common Stocks 53.0%
Aerospace & Defense 1.1%
Curtiss-Wright Corp.	5,559	783,208
General Dynamics Corp.	3,704	653,200
Huntington Ingalls Industries, Inc.	2,780	697,446
Raytheon Co.	3,455	759,202
Spirit AeroSystems Holdings, Inc., Class A	8,320	606,362
United Technologies Corp.	4,448	666,132

		4,165,550

	Shares	Value
Air Freight & Logistics 0.1%
FedEx Corp.	3,470	$524,699

Airlines 0.4%
Delta Air Lines, Inc.	13,245	774,568
Southwest Airlines Co.	13,876	749,026

		1,523,594

Auto Components 0.0%‡
Lear Corp. (f)	1,213	166,424

Automobiles 0.3%
Ford Motor Co.	62,297	579,362
General Motors Co.	16,129	590,322

		1,169,684

Banks 2.2%
Bank of America Corp.	21,818	768,430
Bank OZK	23,708	723,212
Citigroup, Inc.	8,685	693,845
Comerica, Inc.	2,344	168,182
East West Bancorp, Inc.	12,544	610,893
Fifth Third Bancorp	23,302	716,303
First Hawaiian, Inc.	25,641	739,743
JPMorgan Chase & Co.	4,847	675,672
PNC Financial Services Group, Inc.	3,624	578,499
Signature Bank	5,471	747,393
Synovus Financial Corp.	3,708	145,354
Truist Financial Corp.	10,264	578,068
U.S. Bancorp	11,003	652,368
Umpqua Holdings Corp.	20,298	359,275
Wells Fargo & Co.	12,329	663,300

		8,820,537

Beverages 0.6%
Coca-Cola Co.	10,566	584,828
Constellation Brands, Inc., Class A	3,157	599,041
Keurig Dr. Pepper, Inc.	23,060	667,587
PepsiCo., Inc.	4,167	569,504

		2,420,960

Biotechnology 1.1%
Alexion Pharmaceuticals, Inc. (g)	6,804	735,853
Alkermes PLC (g)	9,489	193,576
Amgen, Inc.	3,173	764,915
Biogen, Inc. (g)	2,530	750,727
Bluebird Bio, Inc. (g)	51	4,475
Exelixis, Inc. (g)	10,961	193,133
Gilead Sciences, Inc.	11,424	742,331
Regeneron Pharmaceuticals, Inc. (g)	1,995	749,083
United Therapeutics Corp. (g)	2,379	209,542

		4,343,635

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Building Products 0.4%
Johnson Controls International PLC	14,218	$578,815
Owens Corning	12,674	825,331

		1,404,146

Capital Markets 2.6%
Ameriprise Financial, Inc.	6,651	1,107,924
Bank of New York Mellon Corp.	13,205	664,608
BlackRock, Inc.	1,330	668,591
Cboe Global Markets, Inc.	4,080	489,600
Charles Schwab Corp.	11,511	547,463
CME Group, Inc.	3,241	650,533
Evercore, Inc., Class A	9,181	686,372
Goldman Sachs Group, Inc.	2,555	587,471
Intercontinental Exchange, Inc.	8,175	756,596
Janus Henderson Group PLC	29,979	732,986
Legg Mason, Inc.	17,160	616,216
Morgan Stanley	14,956	764,551
State Street Corp.	17,388	1,375,391
TD Ameritrade Holding Corp.	12,739	633,128

		10,281,430

Chemicals 1.6%
Air Products & Chemicals, Inc.	2,873	675,126
Cabot Corp.	9,357	444,645
Corteva, Inc. (g)	18,556	548,515
Dow, Inc. (g)	12,447	681,224
DuPont de Nemours, Inc.	8,873	569,647
FMC Corp.	3,248	324,215
Huntsman Corp.	32,334	781,189
Linde PLC	2,750	585,475
LyondellBasell Industries N.V., Class A	8,112	766,422
Olin Corp.	18,147	313,036
PPG Industries, Inc.	4,985	665,448
Valvoline, Inc.	2,900	62,089

		6,417,031

Commercial Services & Supplies 0.6%
ADT, Inc. (f)	44,416	352,219
Clean Harbors, Inc. (g)	9,008	772,436
Republic Services, Inc.	6,643	595,412
Waste Management, Inc.	5,920	674,643

		2,394,710

Construction & Engineering 0.2%
AECOM (g)	14,444	622,970
Fluor Corp.	10,140	191,443

		814,413

Consumer Finance 0.9%
American Express Co.	6,024	749,928
Capital One Financial Corp.	7,199	740,849
Discover Financial Services	3,896	330,459

	Shares	Value
Consumer Finance (continued)
SLM Corp.	83,246	$741,722
Synchrony Financial	29,111	1,048,287

		3,611,245

Containers & Packaging 0.1%
Ardagh Group S.A.	4,560	89,285
WestRock Co.	4,872	209,057

		298,342

Distributors 0.2%
LKQ Corp. (g)	24,425	871,973

Diversified Financial Services 0.5%
AXA Equitable Holdings, Inc.	36,512	904,767
Berkshire Hathaway, Inc., Class B (g)	2,942	666,363
Jefferies Financial Group, Inc.	6,188	132,238
Voya Financial, Inc.	4,694	286,240

		1,989,608

Diversified Telecommunication Services 0.5%
AT&T, Inc.	17,334	677,413
CenturyLink, Inc.	43,885	579,721
Verizon Communications, Inc.	12,356	758,658

		2,015,792

Electric Utilities 2.1%
American Electric Power Co., Inc.	7,204	680,850
Duke Energy Corp.	6,381	582,011
Entergy Corp.	10,388	1,244,483
Evergy, Inc.	16,114	1,048,860
Eversource Energy	57	4,849
Exelon Corp.	13,121	598,186
FirstEnergy Corp.	24,744	1,202,558
IDACORP, Inc.	1,854	198,007
NextEra Energy, Inc.	2,798	677,564
PG&E Corp. (g)	13,050	141,854
Pinnacle West Capital Corp.	6,867	617,549
PPL Corp.	16,689	598,801
Southern Co.	9,463	602,793
Xcel Energy, Inc.	2,342	148,694

		8,347,059

Electrical Equipment 0.5%
Eaton Corp. PLC	8,027	760,318
Emerson Electric Co.	8,728	665,597
Regal Beloit Corp.	5,036	431,132

		1,857,047

Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc. (g)	9,692	821,300
Avnet, Inc.	17,825	756,493
Jabil, Inc.	19,065	787,956
SYNNEX Corp.	6,106	786,453

		3,152,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.6%
Helmerich & Payne, Inc.	17,993	$817,422
Patterson-UTI Energy, Inc.	69,273	727,366
Schlumberger, Ltd.	17,005	683,601

		2,228,389

Entertainment 0.9%
Activision Blizzard, Inc.	9,803	582,494
Electronic Arts, Inc. (g)	7,186	772,567
Lions Gate Entertainment Corp., Class B (g)	74,611	740,887
Take-Two Interactive Software, Inc. (g)	6,796	832,034
Walt Disney Co.	3,928	568,107

		3,496,089

Equity Real Estate Investment Trusts 4.1%
Alexandria Real Estate Equities, Inc.	1,633	263,860
American Campus Communities, Inc.	7,212	339,180
American Homes 4 Rent, Class A	10,513	275,546
Apartment Investment & Management Co., Class A	1,287	66,474
AvalonBay Communities, Inc.	3,225	676,282
Boston Properties, Inc.	2,519	347,269
Brandywine Realty Trust	16,250	255,938
Camden Property Trust	3,983	422,596
Colony Capital, Inc.	49,762	236,370
Columbia Property Trust, Inc.	11,605	242,661
Corporate Office Properties Trust	9,083	266,859
CyrusOne, Inc.	5,654	369,941
Digital Realty Trust, Inc.	3,589	429,747
Duke Realty Corp.	9,193	318,721
Empire State Realty Trust, Inc., Class A	16,558	231,150
Equity Residential	11,228	908,570
Essex Property Trust, Inc.	1,161	349,298
Federal Realty Investment Trust	464	59,731
Gaming and Leisure Properties, Inc.	9,289	399,891
Healthpeak Properties, Inc.	6,694	230,742
Highwoods Properties, Inc.	606	29,639
Host Hotels & Resorts, Inc.	27,722	514,243
Invitation Homes, Inc.	17,987	539,070
Iron Mountain, Inc.	672	21,417
Kilroy Realty Corp.	283	23,744
Kimco Realty Corp.	1,293	26,778
Life Storage, Inc.	2,840	307,515
Medical Properties Trust, Inc.	3,292	69,494
Mid-America Apartment Communities, Inc.	4,160	548,538
National Retail Properties, Inc.	595	31,904
Omega Healthcare Investors, Inc.	982	41,588
OUTFRONT Media, Inc.	9,922	266,108
Paramount Group, Inc.	17,986	250,365
Prologis, Inc.	8,486	756,442
Public Storage	3,657	778,795
Realty Income Corp.	5,442	400,694

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Regency Centers Corp.	1,215	$76,654
Retail Properties of America, Inc., Class A	18,730	250,982
Simon Property Group, Inc.	5,204	775,188
SITE Centers Corp.	16,877	236,616
SL Green Realty Corp.	41	3,767
STORE Capital Corp.	480	17,875
Sun Communities, Inc.	2,537	380,804
UDR, Inc.	2,980	139,166
Ventas, Inc.	12,391	715,456
VEREIT, Inc.	45,392	419,422
VICI Properties, Inc.	4,166	106,441
Vornado Realty Trust	1,570	104,405
Weingarten Realty Investors	3,597	112,370
Welltower, Inc.	12,270	1,003,441
Weyerhaeuser Co.	17,052	514,970
WP Carey, Inc.	1,896	151,756

		16,306,473

Food & Staples Retailing 1.0%
Kroger Co.	42,703	1,237,960
Sprouts Farmers Market, Inc. (g)	34,525	668,059
U.S. Foods Holding Corp. (g)	21,472	899,462
Walgreens Boots Alliance, Inc.	9,934	585,708
Walmart, Inc.	5,513	655,165

		4,046,354

Food Products 1.6%
Bunge, Ltd.	14,992	862,790
Flowers Foods, Inc.	3,310	71,959
General Mills, Inc.	12,853	688,407
Hershey Co.	4,850	712,853
Ingredion, Inc.	3,334	309,895
Kraft Heinz Co.	18,196	584,637
Mondelez International, Inc., Class A	10,799	594,809
Pilgrim’s Pride Corp. (g)	20,966	685,903
Seaboard Corp.	32	136,018
TreeHouse Foods, Inc. (g)	7,569	367,096
Tyson Foods, Inc., Class A	14,477	1,317,986

		6,332,353

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	6,658	578,314
Baxter International, Inc.	7,899	660,514
Becton, Dickinson and Co.	2,139	581,744
Danaher Corp.	3,871	594,121
DENTSPLY SIRONA, Inc.	16,978	960,785
Hill-Rom Holdings, Inc.	6,721	763,035
Hologic, Inc. (g)	6,320	329,967
Medtronic PLC	5,841	662,662
STERIS PLC	4,679	713,173
West Pharmaceutical Services, Inc.	2,928	440,166
Zimmer Biomet Holdings, Inc.	706	105,674

		6,390,155

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 2.0%
Anthem, Inc.	2,644	$798,567
Cardinal Health, Inc.	19,439	983,225
Cigna Corp. (g)	3,957	809,167
CVS Health Corp.	9,012	669,501
DaVita, Inc. (g)	11,920	894,358
HCA Healthcare, Inc.	5,259	777,333
Henry Schein, Inc. (g)	3,200	213,504
Humana, Inc.	2,127	779,588
McKesson Corp.	8,673	1,199,649
MEDNAX, Inc. (g)	25,642	712,591

		7,837,483

Hotels, Restaurants & Leisure 1.7%
Aramark	20,818	903,501
Carnival Corp.	12,118	615,958
Extended Stay America, Inc.	49,129	730,057
Las Vegas Sands Corp.	8,328	574,965
McDonald’s Corp.	2,912	575,440
MGM Resorts International	31,168	1,036,960
Norwegian Cruise Line Holdings, Ltd. (g)	15,833	924,806
Yum China Holdings, Inc.	15,386	738,682
Yum! Brands, Inc.	6,625	667,336

		6,767,705

Household Durables 0.7%
D.R. Horton, Inc.	2,545	134,249
Lennar Corp., Class A	4,906	273,706
Newell Brands, Inc.	34,234	657,977
PulteGroup, Inc.	22,337	866,676
Toll Brothers, Inc.	19,565	773,013

		2,705,621

Household Products 0.5%
Colgate-Palmolive Co.	8,370	576,191
Kimberly-Clark Corp.	4,878	670,969
Procter & Gamble Co.	5,285	660,096

		1,907,256

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	50,596	1,006,860
NRG Energy, Inc.	22,671	901,172
Vistra Energy Corp.	37,745	867,758

		2,775,790

Industrial Conglomerates 0.6%
3M Co.	3,406	600,887
General Electric Co.	50,706	565,879
Honeywell International, Inc.	3,746	663,042
Roper Technologies, Inc.	1,640	580,937

		2,410,745

Insurance 3.8%
Aflac, Inc.	12,473	659,822

	Shares	Value
Insurance (continued)
Allstate Corp.	6,849	$770,170
American Financial Group, Inc.	1,441	158,006
American International Group, Inc.	14,562	747,467
American National Insurance Co.	5,623	661,715
Arch Capital Group, Ltd. (g)	12,501	536,168
Athene Holding, Ltd., Class A (g)	16,451	773,690
Brighthouse Financial, Inc. (g)	18,090	709,671
Chubb, Ltd.	4,288	667,470
Fidelity National Financial, Inc.	20,266	919,063
First American Financial Corp.	13,337	777,814
Hartford Financial Services Group, Inc.	19,507	1,185,440
Marsh & McLennan Cos., Inc.	5,999	668,348
Mercury General Corp.	4,226	205,933
MetLife, Inc.	14,914	760,166
Old Republic International Corp.	35,810	801,070
Progressive Corp.	9,189	665,192
Prudential Financial, Inc.	7,982	748,233
Reinsurance Group of America, Inc.	5,469	891,775
Travelers Cos., Inc.	5,538	758,429
Unum Group	26,473	771,953

		14,837,595

Interactive Media & Services 0.1%
TripAdvisor, Inc.	11,297	343,203

Internet & Direct Marketing Retail 0.2%
Qurate Retail, Inc., Series A (g)	88,669	747,480

IT Services 1.6%
Akamai Technologies, Inc. (g)	7,788	672,728
Amdocs, Ltd.	12,276	886,205
CACI International, Inc., Class A (g)	3,299	824,717
Cognizant Technology Solutions Corp., Class A	10,759	667,273
DXC Technology Co.	23,727	891,898
Fidelity National Information Services, Inc.	4,160	578,614
International Business Machines Corp.	4,284	574,227
Leidos Holdings, Inc.	10,410	1,019,035

		6,114,697

Life Sciences Tools & Services 0.4%
Avantor, Inc. (g)	26,783	486,112
IQVIA Holdings, Inc. (g)	2,732	422,121
Thermo Fisher Scientific, Inc.	2,069	672,156

		1,580,389

Machinery 1.3%
AGCO Corp.	9,969	770,105
Caterpillar, Inc.	3,950	583,336
Crane Co.	5,704	492,712
Cummins, Inc.	4,128	738,747
Deere & Co.	3,332	577,302

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Ingersoll-Rand PLC	3,314	$440,497
Oshkosh Corp.	7,134	675,233
PACCAR, Inc.	1,913	151,318
Parker-Hannifin Corp.	465	95,706
Stanley Black & Decker, Inc.	69	11,436
Timken Co.	13,112	738,337

		5,274,729

Media 0.5%
Charter Communications, Inc., Class A (g)	1,581	766,912
Comcast Corp., Class A	17,242	775,373
Fox Corp., Class B (g)	6,611	240,640
John Wiley & Sons, Inc., Class A	1,323	64,192
Liberty Media Corp-Liberty SiriusXM, Class C (g)	1,809	87,085
News Corp., Class B	7,693	111,625

		2,045,827

Metals & Mining 0.9%
Newmont Goldcorp Corp.	26,333	1,144,169
Reliance Steel & Aluminum Co.	7,011	839,637
Southern Copper Corp.	15,984	679,000
Steel Dynamics, Inc.	23,839	811,480

		3,474,286

Mortgage Real Estate Investment Trusts 0.2%
MFA Financial, Inc.	49,040	375,156
Starwood Property Trust, Inc.	9,380	233,187

		608,343

Multi-Utilities 1.4%
Ameren Corp.	1,121	86,093
CenterPoint Energy, Inc.	21,397	583,496
CMS Energy Corp.	1,751	110,033
Consolidated Edison, Inc.	13,613	1,231,568
Dominion Energy, Inc.	7,108	588,685
DTE Energy Co.	6,777	880,129
MDU Resources Group, Inc.	14,406	428,002
Public Service Enterprise Group, Inc.	8,651	510,841
Sempra Energy	2,450	371,126
WEC Energy Group, Inc.	6,166	568,690

		5,358,663

Multiline Retail 0.4%
Dollar General Corp.	4,570	712,829
Target Corp.	5,905	757,080

		1,469,909

Oil, Gas & Consumable Fuels 2.3%
Cabot Oil & Gas Corp.	43,973	765,570
Chevron Corp.	6,369	767,528
ConocoPhillips	9,170	596,325
EOG Resources, Inc.	7,616	637,916

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	8,307	$579,663
HollyFrontier Corp.	9,518	482,658
Kinder Morgan, Inc.	32,832	695,053
Marathon Oil Corp.	57,829	785,318
Marathon Petroleum Corp.	12,820	772,405
Occidental Petroleum Corp.	15,247	628,329
PBF Energy, Inc., Class A	19,428	609,456
Phillips 66	6,649	740,765
Valero Energy Corp.	8,009	750,043
Williams Cos., Inc.	1,553	36,837

		8,847,866

Paper & Forest Products 0.2%
Domtar Corp.	18,343	701,436

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	17,978	736,738

Pharmaceuticals 1.4%
Allergan PLC	3,989	762,577
Bristol-Myers Squibb Co.	10,391	666,998
Elanco Animal Health, Inc. (g)	9,228	271,765
Horizon Therapeutics PLC (g)	2,422	87,677
Johnson & Johnson	4,690	684,130
Merck & Co., Inc.	7,435	676,213
Mylan N.V. (g)	46,512	934,891
Perrigo Co. PLC	14,819	765,550
Pfizer, Inc.	15,001	587,739

		5,437,540

Professional Services 0.2%
ManpowerGroup, Inc.	8,162	792,530

Real Estate Management & Development 0.0%‡
Jones Lang LaSalle, Inc.	173	30,118

Road & Rail 0.6%
CSX Corp.	9,112	659,344
Norfolk Southern Corp.	3,489	677,320
Schneider National, Inc., Class B	15,697	342,508
Uber Technologies, Inc. (g)	23,278	692,288

		2,371,460

Semiconductors & Semiconductor Equipment 1.6%
Analog Devices, Inc.	5,583	663,484
Applied Materials, Inc.	12,550	766,052
Intel Corp.	13,002	778,170
Lam Research Corp.	2,731	798,544
Micron Technology, Inc. (g)	14,676	789,275
MKS Instruments, Inc.	5,797	637,728
Qorvo, Inc. (g)	8,617	1,001,554
Skyworks Solutions, Inc.	6,919	836,369

		6,271,176

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software 0.6%
Autodesk, Inc. (g)	4,188	$768,331
Citrix Systems, Inc.	4,455	494,060
LogMeIn, Inc.	5,131	439,932
Nuance Communications, Inc. (g)	7,098	126,557
SS&C Technologies Holdings, Inc.	11,471	704,319

		2,533,199

Specialty Retail 1.0%
Advance Auto Parts, Inc.	5,455	873,673
AutoNation, Inc. (g)	14,278	694,339
Best Buy Co., Inc.	12,136	1,065,541
Home Depot, Inc.	3,509	766,295
Penske Automotive Group, Inc.	13,285	667,173

		4,067,021

Technology Hardware, Storage & Peripherals 0.4%
Dell Technologies, Inc., Class C (g)	13,438	690,579
HP, Inc.	36,924	758,788
Xerox Holdings Corp. (g)	7,680	283,162

		1,732,529

Textiles, Apparel & Luxury Goods 0.2%
Skechers U.S.A., Inc., Class A (g)	17,607	760,446

Thrifts & Mortgage Finance 0.2%
New York Community Bancorp, Inc.	65,509	787,418

Tobacco 0.3%
Altria Group, Inc.	13,221	659,860
Philip Morris International, Inc.	7,832	666,425

		1,326,285

Trading Companies & Distributors 0.0%‡
HD Supply Holdings, Inc. (g)	672	27,028

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (g)	7,619	597,482

Total Common Stocks (Cost $167,792,483)		208,669,887

Exchange-Traded Funds 4.5%
iShares Core S&P Mid-Cap ETF	422	86,856
iShares Intermediate Government / Credit Bond ETF	115,889	13,056,055
iShares Russell 1000 Value ETF	18,503	2,525,289
iShares Russell Mid-Cap ETF	420	25,040
SPDR S&P 500 ETF Trust	2,719	875,137
SPDR S&P MidCap 400 ETF Trust (f)	2,967	1,113,753
Vanguard Mid-Cap Value ETF	869	103,576

Total Exchange-Traded Funds (Cost $17,185,766)		17,785,706

	Principal Amount	Value
Short-Term Investments 0.7%
Repurchase Agreements 0.3%
Fixed Income Clearing Corp. 0.12%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $119,298 (Collateralized by a United States Treasury Note with rate of 2.875% and maturity date of 11/15/21, with a Principal Amount of $120,000 and a Market Value of $123,245)	$119,297	$119,297
RBC Capital Markets 1.55%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $1,085,093 (Collateralized by a United States Treasury Note with a rate of 2.375% and maturity of 5/15/27, with a Principal Amount of $1,063,900 and a Market Value of $1,106,882)	1,085,000	1,085,000

Total Repurchase Agreements (Cost $1,204,297)		1,204,297

	Shares
Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (h)(i)	1,645,105	1,645,105

Total Unaffiliated Investment Company (Cost $1,645,105)		1,645,105

Total Short-Term Investments (Cost $2,849,402)		2,849,402

Total Investments (Cost $350,749,357)	100.3%	394,971,028
Other Assets, Less Liabilities	(0.3)	(1,267,730)
Net Assets	100.0%	$393,703,298

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(c)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, the total market value of the fair valued security was $500,000, which represented 0.1% of the Portfolio’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2019.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(f)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $1,615,821. The Portfolio received cash collateral with a value of $1,645,105 (See Note 2(J)).

(g)	Non-income producing security.

(h)	Current yield as of December 31, 2019.

(i)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of December 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
10-Year United States Treasury Note	42	March 2020	$5,443,013	$5,393,719	$(49,294)
2-Year United States Treasury Note	25	March 2020	5,388,235	5,387,500	(735)
5-Year United States Treasury Note	88	March 2020	10,470,584	10,437,625	(32,959)

Total Long Contracts					(82,988)

Short Contracts
10-Year United States Treasury Ultra Note	(1)	March 2020	(142,522)	(140,703)	1,819
United States Treasury Long Bond	(1)	March 2020	(159,404)	(155,906)	3,498

Total Short Contracts					5,317

Net Unrealized Depreciation					$(77,671)

1.	As of December 31, 2019, cash in the amount of $120,442 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipt

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,925,792	$—	$15,925,792
Corporate Bonds	—	66,873,089	—	66,873,089
Foreign Government Bonds	—	805,497	—	805,497
Mortgage-Backed Securities	—	11,231,238	—	11,231,238
U.S. Government & Federal Agencies	—	70,830,417	—	70,830,417

Total Long-Term Bonds	—	165,666,033	—	165,666,033

Common Stocks	208,669,887	—	—	208,669,887
Exchange-Traded Funds	17,785,706	—	—	17,785,706
Short-Term Investments
Repurchase Agreements	—	1,204,297	—	1,204,297
Unaffiliated Investment Company	1,645,105	—	—	1,645,105

Total Short-Term Investments	1,645,105	1,204,297	—	2,849,402

Total Investments in Securities	228,100,698	166,870,330	—	394,971,028

Other Financial Instruments
Futures Contracts (b)	5,317	—	—	5,317

Total Investments in Securities and Other Financial Instruments	$228,106,015	$166,870,330	$—	$394,976,345

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(82,988)	$—	$—	$(82,988)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $350,749,357) including securities on loan of $1,615,821	$394,971,028
Cash	240,928
Cash collateral on deposit at broker for futures contracts	120,442
Receivables:
Dividends and interest	1,343,730
Investment securities sold	504,760
Portfolio shares sold	71,926
Securities lending	2,001

Total assets	397,254,815

Liabilities
Cash collateral received for securities on loan	1,645,105
Payables:
Investment securities purchased	1,104,693
Portfolio shares redeemed	389,943
Manager (See Note 3)	230,474
NYLIFE Distributors (See Note 3)	79,327
Professional fees	37,411
Custodian	24,305
Shareholder communication	23,718
Variation margin on futures contracts	13,393
Trustees	666
Accrued expenses	2,482

Total liabilities	3,551,517

Net assets	$393,703,298

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,262
Additional paid-in capital	334,396,457

334,423,719
Total distributable earnings (loss)	59,279,579

Net assets	$393,703,298

Initial Class
Net assets applicable to outstanding shares	$18,653,357

Shares of beneficial interest outstanding	1,278,779

Net asset value per share outstanding	$14.59

Service Class
Net assets applicable to outstanding shares	$375,049,941

Shares of beneficial interest outstanding	25,983,594

Net asset value per share outstanding	$14.43

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$5,304,623
Interest	4,313,886
Securities lending	191,340
Dividends-affiliated	94
Other	613

Total income	9,810,556

Expenses
Manager (See Note 3)	2,737,491
Distribution/Service—Service Class (See Note 3)	933,697
Professional fees	84,845
Custodian	63,397
Shareholder communication	52,594
Trustees	9,745
Miscellaneous	17,908

Total expenses	3,899,677

Net investment income (loss)	5,910,879

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	14,578,810
Futures transactions	430,089

Net realized gain (loss) on investments and futures transactions	15,008,899

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	38,190,242
Futures contracts	(230,187)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	37,960,055

Net realized and unrealized gain (loss) on investments and futures transactions	52,968,954

Net increase (decrease) in net assets resulting from operations	$58,879,833

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,086.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,910,879	$6,842,372
Net realized gain (loss) on investments and futures transactions	15,008,899	10,570,339
Net change in unrealized appreciation (depreciation) on investments and futures contracts	37,960,055	(47,973,404)

Net increase (decrease) in net assets resulting from operations	58,879,833	(30,560,693)

Distributions to shareholders:
Initial Class	(984,754)	(1,036,372)
Service Class	(19,651,493)	(23,051,784)

Total distributions to shareholders	(20,636,247)	(24,088,156)

Capital share transactions:
Net proceeds from sale of shares	29,650,468	29,344,794
Net asset value of shares issued to shareholders in reinvestment of distributions	20,636,247	24,088,156
Cost of shares redeemed	(63,406,846)	(74,059,337)

Increase (decrease) in net assets derived from capital share transactions	(13,120,131)	(20,626,387)

Net increase (decrease) in net assets	25,123,455	(75,275,236)

Net Assets
Beginning of year	368,579,843	443,855,079

End of year	$393,703,298	$368,579,843

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$13.23	$15.18	$14.26	$13.57		$15.04

Net investment income (loss) (a)	0.25	0.28	0.23	0.21		0.22

Net realized and unrealized gain (loss) on investments	1.93	(1.31)	1.18	1.15		(0.61)

Total from investment operations	2.18	(1.03)	1.41	1.36		(0.39)

Less distributions:

From net investment income	(0.29)	(0.25)	(0.19)	(0.20)		(0.16)

From net realized gain on investments	(0.53)	(0.67)	(0.30)	(0.47)		(0.92)

Total distributions	(0.82)	(0.92)	(0.49)	(0.67)		(1.08)

Net asset value at end of year	$14.59	$13.23	$15.18	$14.26		$13.57

Total investment return (b)	16.75%	(7.36%)	10.02%	10.24%		(2.59%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.75%	1.88%	1.54%	1.47	%(c)	1.49%

Net expenses (d)	0.76%	0.74%	0.74%	0.74	%(e)	0.76%

Expenses (before waiver/reimbursement) (d)	0.76%	0.74%	0.74%	0.76%		0.76%

Portfolio turnover rate	186%	209%	174%	253%		214%

Net assets at end of year (in 000’s)	$18,653	$16,084	$17,209	$15,666		$14,037

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.76%.

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$13.09	$15.03	$14.13	$13.45		$14.92

Net investment income (loss) (a)	0.21	0.24	0.19	0.17		0.18

Net realized and unrealized gain (loss) on investments	1.91	(1.30)	1.17	1.15		(0.60)

Total from investment operations	2.12	(1.06)	1.36	1.32		(0.42)

Less distributions:

From net investment income	(0.25)	(0.21)	(0.16)	(0.17)		(0.13)

From net realized gain on investments	(0.53)	(0.67)	(0.30)	(0.47)		(0.92)

Total distributions	(0.78)	(0.88)	(0.46)	(0.64)		(1.05)

Net asset value at end of year	$14.43	$13.09	$15.03	$14.13		$13.45

Total investment return (b)	16.46%	(7.59%)	9.75%	9.96%		(2.83%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.50%	1.62%	1.28%	1.22	%(c)	1.24%

Net expenses (d)	1.01%	0.99%	0.99%	0.99	%(e)	1.01%

Expenses (before waiver/reimbursement) (d)	1.01%	0.99%	0.99%	1.01%		1.01%

Portfolio turnover rate	186%	209%	174%	253%		214%

Net assets at end of year (in 000’s)	$375,050	$352,496	$426,646	$395,611		$353,238

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued

29

Notes to Financial Statements (continued)

using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings

30	MainStay VP Balanced Portfolio

and possible realized loss to the Portfolio. As of December 31, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $1,615,821 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,645,105.

(J)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured

31

Notes to Financial Statements (continued)

Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$5,317	$5,317

Total Fair Value		$5,317	$5,317

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(82,988)	$(82,988)

Total Fair Value		$(82,988)	$(82,988)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$430,089	$430,089

Total Realized Gain (Loss)		$430,089	$430,089

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(230,187)	$(230,187)

Total Change in Unrealized Appreciation (Depreciation)		$(230,187)	$(230,187)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$17,719,774	$17,719,774
Futures Contracts Short	$(2,362,809)	$(2,362,809)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical,

32	MainStay VP Balanced Portfolio

recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields. NYL Investors LLC (“NYL Investors” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2019, the effective management fee rate was 0.70%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,737,491 and paid

MacKay Shields and NYL Investors $782,918 and $527,464, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$220	$(220)	$—	$—	$—	$0	*	$—	—

*	Less than $500.

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$354,831,564	$42,185,603	$(2,046,139)	$40,139,464

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$10,871,921	$7,862,583	$64,015	$40,481,060	$59,279,579

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferral. The other temporary differences are primarily due to deferred dividends from REIT.

33

Notes to Financial Statements (continued)

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,650,092	$13,986,155	$11,880,265	$12,207,891

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $258,249 and $237,341, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $460,601 and $508,256, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	116,654	$1,695,814
Shares issued to shareholders in reinvestment of distributions	70,731	984,754
Shares redeemed	(124,405)	(1,795,584)

Net increase (decrease)	62,980	$884,984

Year ended December 31, 2018:
Shares sold	126,378	$1,824,918
Shares issued to shareholders in reinvestment of distributions	71,020	1,036,372
Shares redeemed	(115,188)	(1,702,995)

Net increase (decrease)	82,210	$1,158,295

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,955,145	$27,954,654
Shares issued to shareholders in reinvestment of distributions	1,425,556	19,651,493
Shares redeemed	(4,315,727)	(61,611,262)

Net increase (decrease)	(935,026)	$(14,005,115)

Year ended December 31, 2018:
Shares sold	1,868,209	$27,519,876
Shares issued to shareholders in reinvestment of distributions	1,594,924	23,051,784
Shares redeemed	(4,922,133)	(72,356,342)

Net increase (decrease)	(1,459,000)	$(21,784,682)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

34	MainStay VP Balanced Portfolio

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

36	MainStay VP Balanced Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or NYL Investors that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay and/or NYL Investors. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay and NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and NYL Investors and ongoing analysis of, and interactions with, MacKay and NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered

New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and NYL Investors provide to the Portfolio. The Board evaluated MacKay’s and NYL Investors’ experience in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and NYL Investors, and New York Life Investments,’ MacKay’s and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments, MacKay and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay and NYL Investors. The Board reviewed MacKay’s and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of

38	MainStay VP Balanced Portfolio

current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay and NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019, and performed favorably relative to its peer funds for the ten-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments, MacKay and NYL Investors regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and NYL Investors

The Board considered information provided by New York Life Investments, MacKay and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Portfolio. Because MacKay and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and NYL Investors and acknowledged that New York Life Investments, MacKay and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments, MacKay and NYL Investors and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay and NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay VP Balanced Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

43

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Balanced Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802143	MSVPBL11-02/20 (NYLIAC) NI508

MainStay VP MacKay Common

Stock Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	26.21%	9.94%	12.79%	0.57%
Service Class Shares	6/5/2003	25.89	9.67	12.51	0.82

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	31.49%	11.70%	13.56%
Russell 1000® Index[4]	31.43	11.48	13.54
Morningstar Large Blend Category Average[5]	28.78	9.78	12.03

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,095.80	$3.06	$1,022.28	$2.96	0.58%

Service Class Shares	$1,000.00	$1,094.50	$4.38	$1,021.02	$4.23	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Common Stock Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Software	6.9%

Interactive Media & Services	5.6

Technology Hardware, Storage & Peripherals	5.5

Semiconductors & Semiconductor Equipment	5.2

IT Services	5.0

Health Care Providers & Services	4.6

Banks	4.4

Insurance	4.0

Biotechnology	3.7

Internet & Direct Marketing Retail	3.7

Aerospace & Defense	3.5

Oil, Gas & Consumable Fuels	3.2

Specialty Retail	3.1

Food & Staples Retailing	3.0

Pharmaceuticals	2.8

Diversified Telecommunication Services	2.2

Media	2.1

Equity Real Estate Investment Trusts	2.0

Electronic Equipment, Instruments & Components	1.9

Hotels, Restaurants & Leisure	1.8

Capital Markets	1.7

Health Care Equipment & Supplies	1.7

Electric Utilities	1.6

Household Products	1.6

Exchange-Traded Fund	1.5

Commercial Services & Supplies	1.4

Chemicals	1.3

Diversified Financial Services	1.3%

Food Products	1.2

Consumer Finance	1.1

Entertainment	1.1

Multi-Utilities	1.1

Multiline Retail	1.1

Independent Power & Renewable Electricity Producers	1.0

Metals & Mining	0.8

Household Durables	0.7

Textiles, Apparel & Luxury Goods	0.7

Airlines	0.6

Beverages	0.6

Machinery	0.6

Distributors	0.5

Life Sciences Tools & Services	0.5

Professional Services	0.5

Energy Equipment & Services	0.4

Tobacco	0.4

Communications Equipment	0.3

Building Products	0.2

Containers & Packaging	0.2

Road & Rail	0.1

Industrial Conglomerates	0.0	‡

Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	JPMorgan Chase & Co.

7.	Procter & Gamble Co.

8.	Bank of America Corp.

9.	SPDR S&P 500 ETF Trust

10.	Verizon Communications, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Common Stock Portfolio returned 26.21% for Initial Class shares and 25.89% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, the 31.43% return of the Russell 1000® Index, which is the secondary benchmark of the Portfolio, and the 28.78% return of the Morningstar Large Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The investment backdrop to 2019 was generally not conducive to systematic stock picking. Market breadth remained narrow, with only a few sectors dominating the gains in U.S. equities. U.S.-China trade negotiations introduced a significant degree of uncertainty into markets throughout the year, which particularly affected the relative performance of high beta2 and cyclical stocks. Concerns over the economic cycle and a global manufacturing slowdown added to volatility, especially given the historic length of the equity bull market.

The narrow breadth of the market, in which there are only a few winners and many losers, undermined the effectiveness of the Portfolio’s multi-factor stock selection process. Value continued to face significant challenges, as investors generally disregarded price or company fundamentals in pursuit of exposure to growth style companies. Trend-following investment approaches, relying on momentum or sentiment signals, also proved inconsistent, and even risky, in an environment in which market breadth was narrow and nonstop macroeconomic and political themes steered the markets, with frequent risk-on and risk-off movements. Consequently, our stock selection model proved broadly ineffective during the reporting period, detracting from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest contributor to the Portfolio’s performance relative to the S&P 500® Index was the technology sector. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the consumer discretionary, health care and communication services sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Technology hardware maker Apple, software developer Microsoft and social media platform Facebook provided the strongest contributions to the Portfolio’s absolute performance during the reporting period. Oil & gas exploration & production company Cabot Oil & Gas, specialty pharmaceutical developer Mylan and research & consulting services firm Nielsen Holdings provided the weakest contributions to the Portfolio’s absolute performance during the same period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in aerospace & defense contractor Lockheed Martin, while its largest increase in position size was in Apple, mentioned above. During the same period, the largest position that the Portfolio sold entirely was in oil & gas exploration & production company Marathon Petroleum, and its most substantial decrease in position size was in aerospace & defense contractor Boeing.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the S&P 500® Index, the Portfolio’s most-substantial exposure increases during the reporting period were in the consumer staples and consumer discretionary sectors. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in the real estate and energy sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio’s most substantially overweight positions relative to the S&P 500® Index were in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held its most substantially underweight positions relative to the Index in the industrials and real estate sectors.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Common Stock Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 3.5%
Boeing Co.	5,898	$1,921,332
Curtiss-Wright Corp.	15,245	2,147,868
Huntington Ingalls Industries, Inc.	15,127	3,795,062
Lockheed Martin Corp.	16,518	6,431,779
Northrop Grumman Corp.	14,847	5,106,923
Raytheon Co.	24,446	5,371,764
United Technologies Corp.	25,829	3,868,151

		28,642,879

Airlines 0.6%
Delta Air Lines, Inc.	59,604	3,485,642
United Airlines Holdings, Inc. (a)	19,235	1,694,411

		5,180,053

Banks 4.4%
Bank of America Corp.	347,294	12,231,695
Citigroup, Inc.	21,232	1,696,224
JPMorgan Chase & Co.	108,810	15,168,114
Signature Bank	26,389	3,605,001
Wells Fargo & Co.	54,435	2,928,603

		35,629,637

Beverages 0.6%
Coca-Cola Co.	49,728	2,752,445
PepsiCo., Inc.	16,028	2,190,547

		4,942,992

Biotechnology 3.7%
AbbVie, Inc.	84,501	7,481,719
Amgen, Inc.	32,841	7,916,980
Biogen, Inc. (a)	17,261	5,121,856
Gilead Sciences, Inc.	89,921	5,843,067
Incyte Corp. (a)	21,732	1,897,638
United Therapeutics Corp. (a)	18,799	1,655,816

		29,917,076

Building Products 0.2%
Owens Corning	20,320	1,323,238

Capital Markets 1.7%
Ameriprise Financial, Inc.	25,077	4,177,326
Intercontinental Exchange, Inc.	54,638	5,056,747
S&P Global, Inc.	915	249,841
State Street Corp.	56,028	4,431,815

		13,915,729

Chemicals 1.3%
Dow, Inc.	22,237	1,217,031
DuPont de Nemours, Inc.	22,212	1,426,010
LyondellBasell Industries N.V., Class A	31,358	2,962,704
Sherwin-Williams Co.	8,578	5,005,606

		10,611,351

	Shares	Value
Commercial Services & Supplies 1.4%
Brink’s Co.	8,446	$765,883
Clean Harbors, Inc. (a)	41,986	3,600,299
Republic Services, Inc.	38,855	3,482,574
Tetra Tech, Inc.	19,650	1,693,044
Waste Management, Inc.	17,149	1,954,300

		11,496,100

Communications Equipment 0.3%
Cisco Systems, Inc.	47,413	2,273,928

Consumer Finance 1.1%
American Express Co.	32,994	4,107,423
Capital One Financial Corp.	7,260	747,127
Synchrony Financial	111,755	4,024,297

		8,878,847

Containers & Packaging 0.2%
WestRock Co.	38,456	1,650,147

Distributors 0.5%
LKQ Corp. (a)	107,788	3,848,032

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B (a)	47,490	10,756,485

Diversified Telecommunication Services 2.2%
AT&T, Inc.	158,119	6,179,291
CenturyLink, Inc.	23,896	315,666
Verizon Communications, Inc.	180,521	11,083,989

		17,578,946

Electric Utilities 1.6%
Entergy Corp.	34,096	4,084,701
FirstEnergy Corp.	23,935	1,163,241
NextEra Energy, Inc.	11,330	2,743,673
Pinnacle West Capital Corp.	7,268	653,611
PPL Corp.	20,855	748,277
Southern Co.	52,934	3,371,896

		12,765,399

Electronic Equipment, Instruments & Components 1.9%
Arrow Electronics, Inc. (a)	36,866	3,124,025
Avnet, Inc.	85,314	3,620,726
CDW Corp.	30,061	4,293,913
Jabil, Inc.	89,231	3,687,917
SYNNEX Corp.	6,318	813,759

		15,540,340

Energy Equipment & Services 0.4%
Helmerich & Payne, Inc.	28,006	1,272,312
Schlumberger, Ltd.	46,828	1,882,486

		3,154,798

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Entertainment 1.1%
Netflix, Inc. (a)	1,139	$368,546
Take-Two Interactive Software, Inc. (a)	31,971	3,914,209
Walt Disney Co.	29,793	4,308,962

		8,591,717

Equity Real Estate Investment Trusts 2.0%
American Tower Corp.	18,761	4,311,653
Crown Castle International Corp.	3,704	526,524
Equinix, Inc.	440	256,828
Equity Residential	10,146	821,014
Host Hotels & Resorts, Inc.	86,917	1,612,310
Mid-America Apartment Communities, Inc.	12,027	1,585,880
Prologis, Inc.	6,039	538,317
Public Storage	9,997	2,128,961
Sabra Health Care REIT, Inc.	24,960	532,647
Simon Property Group, Inc.	1,803	268,575
Ventas, Inc.	31,692	1,829,896
Welltower, Inc.	20,054	1,640,016

		16,052,621

Food & Staples Retailing 3.0%
Costco Wholesale Corp.	22,093	6,493,575
Kroger Co.	149,213	4,325,685
Sysco Corp.	57,735	4,938,652
Walmart, Inc.	71,767	8,528,790

		24,286,702

Food Products 1.2%
General Mills, Inc.	19,012	1,018,283
Hershey Co.	27,835	4,091,188
Tyson Foods, Inc., Class A	48,247	4,392,407

		9,501,878

Health Care Equipment & Supplies 1.7%
Abbott Laboratories	11,398	990,030
DENTSPLY SIRONA, Inc.	67,203	3,803,018
Hill-Rom Holdings, Inc.	32,353	3,673,036
Hologic, Inc. (a)	37,874	1,977,401
Intuitive Surgical, Inc. (a)	3,444	2,035,921
Medtronic PLC	9,746	1,105,684

		13,585,090

Health Care Providers & Services 4.6%
AmerisourceBergen Corp.	44,885	3,816,123
Anthem, Inc.	19,962	6,029,123
Cigna Corp.	24,689	5,048,653
DaVita, Inc. (a)	51,060	3,831,032
Humana, Inc.	14,189	5,200,552
McKesson Corp.	30,003	4,150,015
UnitedHealth Group, Inc.	32,405	9,526,422

		37,601,920

	Shares	Value
Hotels, Restaurants & Leisure 1.8%
Darden Restaurants, Inc.	1,568	$170,928
McDonald’s Corp.	4,704	929,557
MGM Resorts International	124,893	4,155,190
Norwegian Cruise Line Holdings, Ltd. (a)	51,256	2,993,863
Starbucks Corp.	76,339	6,711,725

		14,961,263

Household Durables 0.7%
NVR, Inc. (a)	93	354,182
PulteGroup, Inc.	57,133	2,216,760
Toll Brothers, Inc.	73,503	2,904,104

		5,475,046

Household Products 1.6%
Procter & Gamble Co.	102,832	12,843,717

Independent Power & Renewable Electricity Producers 1.0%
AES Corp.	202,757	4,034,864
NRG Energy, Inc.	93,949	3,734,473

		7,769,337

Industrial Conglomerates 0.0%‡
Honeywell International, Inc.	1,384	244,968

Insurance 4.0%
Allstate Corp.	41,413	4,656,892
American International Group, Inc.	94,500	4,850,685
Aon PLC	5,690	1,185,170
Brighthouse Financial, Inc. (a)	88,756	3,481,898
First American Financial Corp.	30,658	1,787,974
Hartford Financial Services Group, Inc.	36,893	2,241,988
MetLife, Inc.	94,777	4,830,784
Old Republic International Corp.	64,178	1,435,662
Reinsurance Group of America, Inc.	2,141	349,111
Travelers Cos., Inc.	33,548	4,594,398
Unum Group	99,936	2,914,134

		32,328,696

Interactive Media & Services 5.6%
Alphabet, Inc. (a)
Class A	8,665	11,605,814
Class C	11,618	15,533,498
Facebook, Inc., Class A (a)	89,196	18,307,479
TripAdvisor, Inc.	2,230	67,748

		45,514,539

Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc. (a)	12,397	22,907,672
Booking Holdings, Inc. (a)	1,371	2,815,664
eBay, Inc.	124,252	4,486,740

		30,210,076

10	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 5.0%
Accenture PLC, Class A	7,580	$1,596,121
Akamai Technologies, Inc. (a)	46,496	4,016,325
CACI International, Inc., Class A (a)	14,797	3,699,102
DXC Technology Co.	105,346	3,959,956
Fidelity National Information Services, Inc.	5,391	749,834
International Business Machines Corp.	289	38,738
KBR, Inc.	31,774	969,107
Leidos Holdings, Inc.	43,096	4,218,667
Mastercard, Inc., Class A	26,636	7,953,243
MAXIMUS, Inc.	4,021	299,122
PayPal Holdings, Inc. (a)	35,106	3,797,416
Visa, Inc., Class A	51,518	9,680,232

		40,977,863

Life Sciences Tools & Services 0.5%
Charles River Laboratories International, Inc. (a)	2,143	327,365
IQVIA Holdings, Inc. (a)	14,078	2,175,192
PRA Health Sciences, Inc. (a)	13,791	1,532,869
Thermo Fisher Scientific, Inc.	906	294,332

		4,329,758

Machinery 0.6%
AGCO Corp.	27,218	2,102,590
Cummins, Inc.	5,483	981,238
Ingersoll-Rand PLC	12,809	1,702,572
Oshkosh Corp.	1,438	136,107

		4,922,507

Media 2.1%
Charter Communications, Inc., Class A (a)	12,407	6,018,388
Comcast Corp., Class A	217,121	9,763,931
Fox Corp., Class B	1,042	37,929
News Corp.
Class A	9,414	133,114
Class B	52,590	763,081

		16,716,443

Metals & Mining 0.8%
Reliance Steel & Aluminum Co.	29,069	3,481,304
Steel Dynamics, Inc.	100,283	3,413,633

		6,894,937

Multi-Utilities 1.1%
CenterPoint Energy, Inc.	139,096	3,793,148
Consolidated Edison, Inc.	42,636	3,857,279
Dominion Energy, Inc.	3,216	266,349
DTE Energy Co.	6,127	795,713

		8,712,489

Multiline Retail 1.1%
Dollar General Corp.	22,042	3,438,111
Target Corp.	43,077	5,522,902

		8,961,013

	Shares	Value
Oil, Gas & Consumable Fuels 3.2%
Chevron Corp.	86,308	$10,400,977
ConocoPhillips	44,120	2,869,124
Exxon Mobil Corp.	75,637	5,277,950
HollyFrontier Corp.	74,376	3,771,607
Valero Energy Corp.	38,780	3,631,747

		25,951,405

Pharmaceuticals 2.8%
Bristol-Myers Squibb Co.	13,645	875,872
Johnson & Johnson	68,808	10,037,023
Merck & Co., Inc.	44,963	4,089,385
Mylan N.V. (a)	202,486	4,069,969
Perrigo Co. PLC	19,174	990,529
Pfizer, Inc.	74,134	2,904,570

		22,967,348

Professional Services 0.5%
ManpowerGroup, Inc.	36,928	3,585,709
Nielsen Holdings PLC	35,439	719,412

		4,305,121

Road & Rail 0.1%
Union Pacific Corp.	3,819	690,437

Semiconductors & Semiconductor Equipment 5.2%
Applied Materials, Inc.	89,372	5,455,267
Broadcom, Inc.	22,969	7,258,663
Intel Corp.	73,107	4,375,454
KLA Corp.	3,744	667,068
Lam Research Corp.	17,309	5,061,152
Micron Technology, Inc. (a)	106,621	5,734,077
NVIDIA Corp.	9,989	2,350,412
Qorvo, Inc. (a)	35,376	4,111,753
QUALCOMM, Inc.	75,683	6,677,511
Skyworks Solutions, Inc.	1,905	230,276
Texas Instruments, Inc.	5,779	741,388

		42,663,021

Software 6.9%
Adobe, Inc. (a)	2,989	985,802
Cadence Design Systems, Inc. (a)	61,499	4,265,571
Fortinet, Inc. (a)	37,983	4,055,065
Microsoft Corp.	250,992	39,581,438
Oracle Corp.	49,712	2,633,742
salesforce.com, Inc. (a)	26,191	4,259,704
Synopsys, Inc. (a)	2,566	357,187

		56,138,509

Specialty Retail 3.1%
Advance Auto Parts, Inc.	7,649	1,225,064
AutoZone, Inc. (a)	3,532	4,207,707
Best Buy Co., Inc.	49,144	4,314,843
Home Depot, Inc.	48,891	10,676,817
O’Reilly Automotive, Inc. (a)	10,202	4,471,128

		24,895,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	139,781	$41,046,691
HP, Inc.	198,449	4,078,127

		45,124,818

Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc., Class B	17,062	1,728,551
Skechers U.S.A., Inc., Class A (a)	86,474	3,734,812

		5,463,363

Tobacco 0.4%
Altria Group, Inc.	22,263	1,111,146
Philip Morris International, Inc.	30,030	2,555,253

		3,666,399

Total Common Stocks (Cost $668,188,408)		800,454,537

	Shares	Value
Exchange-Traded Fund 1.5%
SPDR S&P 500 ETF Trust	37,444	$12,051,726

Total Exchange-Traded Fund (Cost $11,574,555)		12,051,726

Total Investments (Cost $679,762,963)	100.0%	812,506,263
Other Assets, Less Liabilities	(0.0)‡	(158,812)
Net Assets	100.0%	$812,347,451

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$800,454,537	$—	$—	$800,454,537
Exchange-Traded Fund	12,051,726	—	—	12,051,726

Total Investments in Securities	$812,506,263	$—	$—	$812,506,263

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $679,762,963)	$812,506,263
Cash	30,877
Receivables:
Dividends	606,140
Portfolio shares sold	33,422
Securities lending	282

Total assets	813,176,984

Liabilities
Payables:
Manager (See Note 3)	368,590
Portfolio shares redeemed	319,418
NYLIFE Distributors (See Note 3)	56,468
Shareholder communication	36,120
Professional fees	33,317
Custodian	12,755
Trustees	1,216
Accrued expenses	1,649

Total liabilities	829,533

Net assets	$812,347,451

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,413
Additional paid-in capital	619,558,973

619,589,386
Total distributable earnings (loss)	192,758,065

Net assets	$812,347,451

Initial Class
Net assets applicable to outstanding shares	$543,354,972

Shares of beneficial interest outstanding	20,250,701

Net asset value per share outstanding	$26.83

Service Class
Net assets applicable to outstanding shares	$268,992,479

Shares of beneficial interest outstanding	10,162,041

Net asset value per share outstanding	$26.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated	$14,927,215
Securities lending	22,082
Dividends-affiliated	4,669

Total income	14,953,966

Expenses
Manager (See Note 3)	4,162,107
Distribution/Service—Service Class (See Note 3)	649,254
Professional fees	100,150
Shareholder communication	85,588
Custodian	33,748
Trustees	18,748
Miscellaneous	29,379

Total expenses	5,078,974

Net investment income (loss)	9,874,992

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	55,609,434
Net change in unrealized appreciation (depreciation) on unaffiliated investments	110,755,278

Net realized and unrealized gain (loss) on investments	166,364,712

Net increase (decrease) in net assets resulting from operations	$176,239,704

14	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,874,992	$10,579,315
Net realized gain (loss) on investments	55,609,434	103,117,981
Net change in unrealized appreciation (depreciation) on investments	110,755,278	(156,124,053)

Net increase (decrease) in net assets resulting from operations	176,239,704	(42,426,757)

Distributions to shareholders:
Initial Class	(78,373,394)	(58,346,116)
Service Class	(39,245,821)	(27,700,228)

Total distributions to shareholders	(117,619,215)	(86,046,344)

Capital share transactions:
Net proceeds from sale of shares	49,807,188	163,997,932
Net asset value of shares issued to shareholders in reinvestment of distributions	117,619,215	86,046,344
Cost of shares redeemed	(105,597,950)	(337,318,691)

Increase (decrease) in net assets derived from capital share transactions	61,828,453	(87,274,415)

Net increase (decrease) in net assets	120,448,942	(215,747,516)

Net Assets
Beginning of year	691,898,509	907,646,025

End of year	$812,347,451	$691,898,509

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$25.23	$29.75	$25.60	$25.43	$27.80

Net investment income (loss) (a)	0.38	0.42	0.43	0.40	0.42

Net realized and unrealized gain (loss) on investments	5.74	(1.69)	5.30	1.82	(0.28)

Total from investment operations	6.12	(1.27)	5.73	2.22	0.14

Less distributions:

From net investment income	(0.43)	(0.49)	(0.39)	(0.40)	(0.38)

From net realized gain on investments	(4.09)	(2.76)	(1.19)	(1.65)	(2.13)

Total distributions	(4.52)	(3.25)	(1.58)	(2.05)	(2.51)

Net asset value at end of year	$26.83	$25.23	$29.75	$25.60	$25.43

Total investment return (b)	26.21%	(5.84%)	22.83%	9.12%	0.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.37%	1.40%	1.53%	1.57%	1.55%

Net expenses (c)	0.58%	0.57%	0.57%	0.58%	0.57%

Portfolio turnover rate	119%	125%	98%	125%	112%

Net assets at end of year (in 000’s)	$543,355	$454,804	$639,120	$577,310	$580,635

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$24.94	$29.45	$25.37	$25.23	$27.61

Net investment income (loss) (a)	0.31	0.35	0.35	0.33	0.35

Net realized and unrealized gain (loss) on investments	5.67	(1.68)	5.26	1.81	(0.27)

Total from investment operations	5.98	(1.33)	5.61	2.14	0.08

Less distributions:

From net investment income	(0.36)	(0.42)	(0.34)	(0.35)	(0.33)

From net realized gain on investments	(4.09)	(2.76)	(1.19)	(1.65)	(2.13)

Total distributions	(4.45)	(3.18)	(1.53)	(2.00)	(2.46)

Net asset value at end of year	$26.47	$24.94	$29.45	$25.37	$25.23

Total investment return (b)	25.89%	(6.08%)	22.52%	8.85%	0.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.12%	1.17%	1.28%	1.32%	1.30%

Net expenses (c)	0.83%	0.82%	0.82%	0.83%	0.82%

Portfolio turnover rate	119%	125%	98%	125%	112%

Net assets at end of year (in 000’s)	$268,992	$237,094	$268,526	$194,992	$149,358

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

18	MainStay VP MacKay Common Stock Portfolio

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for

19

Notes to Financial Statements (continued)

the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.54%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $4,162,107 and paid the Subadvisor in the amount of $2,081,053.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$644	$33,103	$(33,747)	$—	$—	$—	$5	$—	—

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$682,166,376	$134,610,208	$(4,270,321)	$130,339,887

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$19,241,237	$43,146,067	$30,874	$130,339,887	$192,758,065

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and the deferred dividends from REITs.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$22,514,192	$95,105,023	$29,837,845	$56,208,499

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

20	MainStay VP MacKay Common Stock Portfolio

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $911,709 and $956,168, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,148,674	$31,640,863
Shares issued to shareholders in reinvestment of distributions	3,236,986	78,373,394
Shares redeemed	(2,161,189)	(60,096,250)

Net increase (decrease)	2,224,471	$49,918,007

Year ended December 31, 2018:
Shares sold	3,972,204	$115,973,349
Shares issued to shareholders in reinvestment of distributions	1,983,971	58,346,116
Shares redeemed	(9,411,326)	(272,388,002)

Net increase (decrease)	(3,455,151)	$(98,068,537)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	671,797	$18,166,325
Shares issued to shareholders in reinvestment of distributions	1,642,047	39,245,821
Shares redeemed	(1,659,491)	(45,501,700)

Net increase (decrease)	654,353	$11,910,446

Year ended December 31, 2018:
Shares sold	1,624,167	$48,024,583
Shares issued to shareholders in reinvestment of distributions	952,396	27,700,228
Shares redeemed	(2,185,800)	(64,930,689)

Net increase (decrease)	390,763	$10,794,122

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a

21

Notes to Financial Statements (continued)

multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Common Stock Portfolio	$1,300,602	$1,174,184

22	MainStay VP MacKay Common Stock Portfolio

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Common Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Common Stock Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP MacKay Common Stock Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Common Stock Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the

26	MainStay VP MacKay Common Stock Portfolio

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments,

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

28	MainStay VP MacKay Common Stock Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay VP MacKay Common Stock Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP MacKay Common Stock Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802145	MSVPCS11-02/20 (NYLIAC) NI511

MainStay VP MacKay Convertible Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Initial Class Shares	10/1/1996	22.46%	8.19%	9.41%	0.61%
Service Class Shares	6/5/2003	22.15	7.92	9.14	0.86
Service 2 Class Shares	4/26/2016	22.03	10.81	10.81	0.96

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofAML U.S. Convertible Index[3]	23.15%	8.48%	10.09%
Morningstar Convertibles Category Average[4]	21.48	7.22	8.75

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	The ICE BofAML U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofAML
U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,054.10	$3.21	$1,022.08	$3.16	0.62%

Service Class Shares	$1,000.00	$1,052.80	$4.50	$1,020.82	$4.43	0.87%

Service 2 Class Shares	$1,000.00	$1,052.30	$5.02	$1,020.32	$4.94	0.97%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Convertible Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Danaher Corp., (zero coupon), due 1/22/21

2.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	NICE Systems, Inc., 1.25%, due 1/15/24

5.	Lumentum Holdings, Inc., 0.25%, due 3/15/24
6.	Bank of America Corp.

7.	Teladoc Health, Inc., 1.375%, due 5/15/25

8.	Chart Industries, Inc., 1.00%, due 11/15/24

9.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

10.	Illumina, Inc. (zero coupon)–0.50%, due 6/15/21–8/15/23

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Convertible Portfolio returned 22.46% for Initial Class shares, 22.15% for Service Class shares and 22.03% for Service 2 Class shares. Over the same period, all share classes underperformed the 23.15% return of the ICE BofAML U.S. Convertible Index (“Index”), which is the Portfolio’s benchmark, and outperformed the 21.48% return of the Morningstar Convertibles Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The gains in the Portfolio and the Index were almost entirely driven by increases in equity markets during the reporting period, which largely determine the performance of equity-sensitive convertible bonds. As per Index data, the Index’s underlying equities (the shares of companies with convertibles outstanding) rose 30.09% compared to the 23.15% gain for the Index itself.

The Portfolio underperformed the Index largely due to relatively weak returns from energy holdings (particularly oilfield services provider Weatherford International). Relatively strong performance from several large Portfolio holdings, such as convertible bonds of diagnostic and research equipment maker Danaher and enterprise software developer NICE Systems, compensated for much of the weakness in energy holdings.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, the sharply rising equity market led to numerous securities leaving the Portfolio as a result of conversion and outright sales. In some cases we were faced with mandatory conversions as stocks breached certain price thresholds that allowed the issuer to call various convertibles notes. In other cases, the rising valuation of various underlying equities led us to sell certain holdings as the stocks reached our price targets. We also sold several energy-related holdings to reduce Portfolio exposure to that sector given our concern that oil demand may be nearing its peak.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio’s holdings in the semiconductor industry made the strongest contributions to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Top performers included Microchip Technology, Inphi and Lumentum, all of which appreciated as investors grew increasingly confident that improving industry fundamentals and receding risks of an imminent recession would create a better environment for semiconductor demand and pricing. Several substantial software holdings, including NICE Systems, RingCentral, Okta and ServiceNow had a significant positive impact on the Portfolio’s performance when the companies reported better-than-expected quarterly earnings and raised guidance for the coming quarters.

The weakest contributors to the Portfolio’s absolute performance included the energy services & equipment and pharmaceuticals sectors. Oil service and equipment companies consistently lowered forward earnings guidance due to a falling U.S. rig count. The Portfolio’s position in the convertible bonds of oilfield service company Weatherford International, which filed for bankruptcy during the reporting period, was by far the Portfolio’s worst performer. Among pharmaceuticals, several smaller holdings delivered weak performance, including Novavax, Ligand Pharmaceuticals and Supernus Pharmaceuticals. The performance of smaller, developmental-stage pharmaceutical companies tends to be idiosyncratic, and several holdings failed drug trials or missed sales goals. During the reporting period we sold the Portfolio’s positions in Novavax and Ligand.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in convertible bonds of medical device manufacturer CONMED when the company announced a new offering. Another new position involved convertible bonds of food distributor Chefs’ Warehouse. The Portfolio increased the size of its positions in the convertible bonds of Teladoc Health, which was profiting from the widening acceptance of the company’s telemedicine platform, and manufacturer Aerojet Rocketdyne, which was benefiting from an upgrade cycle to faster hypersonic missiles.

Three of the Portfolio’s larger holdings, Citrix Systems, Post and Hess, matured during the reporting period and were converted into common shares, which the Portfolio sold. We reduced the Portfolio’s energy-related exposure through the sale of the convertible bonds of Oasis Petroleum, and sold two holdings acquired in takeovers of Wright Medical and Medicines Company.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s exposure to the energy sector decreased significantly. During the same period,

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP MacKay Convertible Portfolio

the Portfolio’s exposure to the information technology sector increased. All of the Portfolio’s other sector weightings remained relatively unchanged.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held overweight exposure to the energy, health care, information technology and industrials sectors relative to the Index. As of the same date, the Portfolio held relatively underweighted exposure to the financials, real estate and utilities sectors. As of December 31, 2019, the Portfolio held roughly market-weight positions in the communication services, consumer cyclical, consumer discretionary and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Convertible Securities 90.3%† Convertible Bonds 83.5%
Advertising 0.6%
Quotient Technology, Inc. 1.75%, due 12/1/22	$5,756,000	$5,686,388

Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	7,117,000	12,944,189

Biotechnology 6.6%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	18,042,000	19,106,455
Exact Sciences Corp. 1.00%, due 1/15/25	7,436,000	10,754,315
Illumina, Inc. (a)
(zero coupon), due 8/15/23	7,893,000	8,737,602
0.50%, due 6/15/21	7,153,000	9,980,817
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	5,106,726
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21 (a)	8,329,000	9,550,144
Radius Health, Inc. 3.00%, due 9/1/24	444,000	377,134

		63,613,193

Building Materials 1.2%
Patrick Industries, Inc. 1.00%, due 2/1/23	11,666,000	11,264,981

Commercial Services 2.1%
Chegg, Inc. 0.125%, due 3/15/25 (b)	6,835,000	7,046,942
Euronet Worldwide, Inc. 0.75%, due 3/15/49 (a)(b)	7,730,000	9,239,559
Square, Inc. 0.50%, due 5/15/23	3,658,000	4,096,879

		20,383,380

Computers 3.4%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	16,147,000	23,614,988
Nutanix, Inc. (zero coupon), due 1/15/23	1,844,000	1,838,765
Pure Storage, Inc. 0.125%, due 4/15/23	2,934,000	2,924,177
Western Digital Corp. 1.50%, due 2/1/24	4,634,000	4,561,594

		32,939,524

Diversified Financial Services 0.4%
LendingTree, Inc. 0.625%, due 6/1/22	2,437,000	3,818,521

	Principal Amount	Value
Electric 1.1%
NRG Energy, Inc. 2.75%, due 6/1/48	$9,299,000	$10,565,989

Entertainment 0.6%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	4,439,000	5,424,014

Food 0.5%
Chefs’ Warehouse, Inc. 1.875%, due 12/1/24 (b)	4,023,000	4,446,650

Health Care—Products 5.7%
CONMED Corp. 2.625%, due 2/1/24 (b)	9,264,000	12,831,097
Danaher Corp. (zero coupon), due 1/22/21	6,483,000	37,958,437
NuVasive, Inc. 2.25%, due 3/15/21	3,296,000	4,399,541

		55,189,075

Health Care—Services 5.4%
Anthem, Inc. 2.75%, due 10/15/42	7,296,000	30,677,463
Teladoc Health, Inc. 1.375%, due 5/15/25	12,046,000	20,951,986

		51,629,449

Internet 10.5%
Boingo Wireless, Inc. 1.00%, due 10/1/23	4,790,000	4,255,766
Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	13,680,000	15,798,682
Etsy, Inc.
(zero coupon), due 3/1/23	6,134,000	8,667,658
0.125%, due 10/1/26 (b)	5,022,000	4,542,115
FireEye, Inc. 0.875%, due 6/1/24	3,663,000	3,700,222
IAC FinanceCo 2, Inc. 0.875%, due 6/15/26 (b)	7,897,000	8,894,391
MercadoLibre, Inc. 2.00%, due 8/15/28	3,691,000	5,519,753
Okta, Inc. 0.125%, due 9/1/25 (b)	7,065,000	6,868,005
Palo Alto Networks, Inc. 0.75%, due 7/1/23	8,986,000	9,933,941
Q2 Holdings, Inc. 0.75%, due 6/1/26 (b)	2,800,000	3,232,011
RingCentral, Inc. (zero coupon), due 3/15/23	4,294,000	9,027,277
Snap, Inc. 0.75%, due 8/1/26 (b)	6,296,000	6,566,034

10	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Wix.com, Ltd. (zero coupon), due 7/1/23	$10,770,000	$12,304,725
Zendesk, Inc. 0.25%, due 3/15/23	1,447,000	1,978,995

		101,289,575

Iron & Steel 0.5%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	3,753,000	4,495,502

Lodging 0.5%
Caesars Entertainment Corp. 5.00%, due 10/1/24	2,616,000	5,039,070

Machinery—Diversified 2.1%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	15,599,000	20,576,604

Media 3.4%
DISH Network Corp. 3.375%, due 8/15/26	17,289,000	16,673,512
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	6,664,000	8,881,132
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	7,430,727

		32,985,371

Oil & Gas 1.6%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	11,037,000	7,939,742
Oasis Petroleum, Inc. 2.625%, due 9/15/23	2,348,000	1,846,115
Transocean, Inc. 0.50%, due 1/30/23	5,990,000	5,997,487

		15,783,344

Oil & Gas Services 2.8%
Helix Energy Solutions Group, Inc. 4.125%, due 9/15/23	6,078,000	7,871,010
Newpark Resources, Inc. 4.00%, due 12/1/21	5,174,000	5,334,289
Oil States International, Inc. 1.50%, due 2/15/23	13,438,000	12,129,139
Weatherford International, Ltd. 11.00%, due 12/1/24 (b)	1,137,000	1,229,381

		26,563,819

Pharmaceuticals 3.3%
DexCom, Inc. 0.75%, due 12/1/23	3,894,000	5,777,517

	Principal Amount	Value
Pharmaceuticals (continued)
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24	$6,582,000	$6,844,171
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	6,250,000	9,601,795
Pacira BioSciences, Inc. 2.375%, due 4/1/22	5,779,000	6,021,791
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23	4,136,000	3,764,465

		32,009,739

Semiconductors 11.9%
Cypress Semiconductor Corp. 2.00%, due 2/1/23	3,980,000	4,842,643
Inphi Corp. 1.125%, due 12/1/20	9,461,000	17,615,391
Intel Corp. 3.25%, due 8/1/39	3,685,000	10,646,702
Microchip Technology, Inc.
1.625%, due 2/15/25	12,203,000	26,282,211
1.625%, due 2/15/27	5,198,000	7,420,145
Micron Technology, Inc. 3.125%, due 5/1/32	1,993,000	10,738,632
Novellus Systems, Inc. 2.625%, due 5/15/41	724,000	6,608,892
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	11,128,840
Rambus, Inc. 1.375%, due 2/1/23	6,552,000	6,670,591
Silicon Laboratories, Inc. 1.375%, due 3/1/22	9,006,000	11,992,124

		113,946,171

Software 14.0%
Akamai Technologies, Inc. 0.375%, due 9/1/27 (b)	7,080,000	7,003,498
Atlassian, Inc. 0.625%, due 5/1/23	5,325,000	8,428,388
Coupa Software, Inc. 0.125%, due 6/15/25 (b)	3,509,000	4,157,682
Envestnet, Inc. 1.75%, due 6/1/23	6,051,000	7,271,173
Everbridge, Inc. 0.125%, due 12/15/24 (b)	3,415,000	3,391,946
j2 Global, Inc. 1.75%, due 11/1/26 (b)	3,285,000	3,349,026
NICE Systems, Inc. 1.25%, due 1/15/24	13,581,000	25,948,198
Nuance Communications, Inc. 1.25%, due 4/1/25	8,331,000	9,295,750
ServiceNow, Inc. (zero coupon), due 6/1/22	6,076,000	12,833,479
Splunk, Inc. 0.50%, due 9/15/23	10,919,000	13,171,044

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Twilio, Inc. 0.25%, due 6/1/23	$2,263,000	$3,459,977
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	13,078,338
Workday, Inc. 0.25%, due 10/1/22	11,205,000	14,369,621
Workiva, Inc. 1.125%, due 8/15/26 (b)	1,960,000	1,762,530
Zynga, Inc. 0.25%, due 6/1/24 (b)	6,772,000	6,915,905

		134,436,555

Telecommunications 2.1%
InterDigital, Inc. 2.00%, due 6/1/24 (b)	2,860,000	2,858,141
Viavi Solutions, Inc. 1.00%, due 3/1/24	9,569,000	12,367,868
Vonage Holdings Corp. 1.75%, due 6/1/24 (b)	5,148,000	4,622,369

		19,848,378

Transportation 1.9%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	11,348,000	10,369,235
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,640,124

		18,009,359

Total Covertible Bonds (Cost $678,490,061)		802,888,840

	Shares
Convertible Preferred Stocks 6.8%
Banks 2.6%
Bank of America Corp. Series L 7.25%	8,636	12,513,564
Wells Fargo & Co. Series L 7.50%	8,264	11,982,800

		24,496,364

Chemicals 0.4%
A. Schulman, Inc. (a) 6.00%	4,110	4,261,823

Equity Real Estate Investment Trusts 0.8%
Crown Castle International Corp. 6.875%	5,982	7,667,369

	Shares	Value
Health Care Equipment & Supplies 1.0%
Becton Dickinson & Co. 6.125%	146,239	$9,572,805

Machinery 1.3%
Stanley Black & Decker, Inc. 5.25%	115,000	12,530,400

Semiconductors & Semiconductor Equipment 0.7%
Broadcom, Inc. 8.00%	6,025	7,097,269

Total Convertible Preferred Stocks (Cost $56,512,526)		65,626,030

Total Convertible Securities (Cost $735,002,587)		868,514,870

Common Stocks 3.6%
Air Freight & Logistics 0.4%
XPO Logistics, Inc. (c)	48,592	3,872,783

Airlines 0.9%
Delta Air Lines, Inc.	151,688	8,870,714

Banks 1.0%
Bank of America Corp.	267,678	9,427,619

Energy Equipment & Services 0.5%
Weatherford International PLC (c)	157,538	4,403,187

Health Care Equipment & Supplies 0.8%
Teleflex, Inc.	21,245	7,997,468

Total Common Stocks (Cost $18,126,758)		34,571,771

Short-Term Investments 10.0%
Affiliated Investment Company 5.9%
MainStay U.S. Government Liquidity Fund, 1.40% (d)	56,750,836	56,750,836

Unaffiliated Investment Company 4.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (d)(e)	39,098,130	39,098,130

Total Short-Term Investments (Cost $95,848,966)		95,848,966

Total Investments (Cost $848,978,311)	103.9%	998,935,607
Other Assets, Less Liabilities	(3.9)	(37,607,006)
Net Assets	100.0%	$961,328,601

12	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $52,689,333; the total market value of collateral held by the Portfolio was $53,747,888. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,649,758 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Non-income producing security.
(d)	Current yield as of December 31, 2019.
(e)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$802,888,840	$—	$802,888,840
Convertible Preferred Stocks	65,626,030	—	—	65,626,030

Total Convertible Securities	65,626,030	802,888,840	—	868,514,870

Common Stocks	34,571,771	—	—	34,571,771
Short-Term Investments
Affiliated Investment Company	56,750,836	—	—	56,750,836
Unaffiliated Investment Company	39,098,130	—	—	39,098,130

Total Short-Term Investments	95,848,966	—	—	95,848,966

Total Investments in Securities	$196,046,767	$802,888,840	$—	$998,935,607

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $792,227,475) including securities on loan of $52,689,333	$942,184,771
Investment in affiliated investment company, at value (identified cost $56,750,836)	56,750,836
Receivables:
Dividends and interest	2,313,307
Portfolio shares sold	392,957
Securities lending	28,686

Total assets	1,001,670,557

Liabilities
Cash collateral received for securities on loan	39,098,130
Payables:
Portfolio shares redeemed	514,638
Manager (See Note 3)	464,063
NYLIFE Distributors (See Note 3)	158,581
Professional fees	51,418
Shareholder communication	36,915
Custodian	11,252
Trustees	1,434
Accrued expenses	5,525

Total liabilities	40,341,956

Net assets	$961,328,601

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$71,218
Additional paid-in capital	811,149,550

811,220,768
Total distributable earnings (loss)	150,107,833

Net assets	$961,328,601

Initial Class
Net assets applicable to outstanding shares	$202,103,565

Shares of beneficial interest outstanding	14,858,202

Net asset value per share outstanding	$13.60

Service Class
Net assets applicable to outstanding shares	$752,670,336

Shares of beneficial interest outstanding	55,873,145

Net asset value per share outstanding	$13.47

Service 2 Class
Net assets applicable to outstanding shares	$6,554,700

Shares of beneficial interest outstanding	486,624

Net asset value and offering price per share outstanding	$13.47

14	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$8,711,518
Dividends-unaffiliated	3,535,580
Dividends-affiliated	1,078,261
Securities lending	425,031
Other	56,087

Total income	13,806,477

Expenses
Manager (See Note 3)	5,136,723
Distribution/Service—Service Class (See Note 3)	1,723,334
Distribution/Service—Service 2 Class (See Note 3)	18,066
Professional fees	135,755
Shareholder communication	92,445
Custodian	30,112
Trustees	21,732
Miscellaneous	39,922

Total expenses	7,198,089

Net investment income (loss)	6,608,388

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	34,946,367
Net change in unrealized appreciation (depreciation) on unaffiliated investments	131,357,026

Net realized and unrealized gain (loss) on investments	166,303,393

Net increase (decrease) in net assets resulting from operations	$172,911,781

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,608,388	$8,636,981
Net realized gain (loss) on investments	34,946,367	57,465,817
Net change in unrealized appreciation (depreciation) on investments	131,357,026	(86,430,824)

Net increase (decrease) in net assets resulting from operations	172,911,781	(20,328,026)

Distributions to shareholders:
Initial Class	(19,421,628)	(10,585,861)
Service Class	(70,027,704)	(31,875,069)
Service 2 Class	(608,113)	(161,160)

Total distributions to shareholders	(90,057,445)	(42,622,090)

Capital share transactions:
Net proceeds from sale of shares	127,439,644	132,526,463
Net asset value of shares issued to shareholders in reinvestment of distributions	90,057,445	42,622,090
Cost of shares redeemed	(111,848,379)	(134,810,863)

Increase (decrease) in net assets derived from capital share transactions	105,648,710	40,337,690

Net increase (decrease) in net assets	188,503,046	(22,612,426)

Net Assets
Beginning of year	772,825,555	795,437,981

End of year	$961,328,601	$772,825,555

16	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$12.31	$13.29	$12.28	$11.86	$13.41

Net investment income (loss) (a)	0.13	0.17	0.18	0.19	0.14

Net realized and unrealized gain (loss) on investments	2.56	(0.41)	1.28	1.18	(0.32)

Total from investment operations	2.69	(0.24)	1.46	1.37	(0.18)

Less distributions:

From net investment income	(0.20)	(0.23)	(0.23)	(0.47)	(0.36)

From net realized gain on investments	(1.20)	(0.51)	(0.22)	(0.48)	(1.01)

Total distributions	(1.40)	(0.74)	(0.45)	(0.95)	(1.37)

Net asset value at end of year	$13.60	$12.31	$13.29	$12.28	$11.86

Total investment return (b)	22.46%	(2.27%)	11.99%	12.07%	(1.33%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.94%	1.24%	1.40%	1.59%	1.08%

Net expenses (c)	0.61%	0.61%	0.62%	0.64%	0.62%

Portfolio turnover rate	26%	43%	34%	39%	58%

Net assets at end of year (in 000’s)	$202,104	$177,136	$227,285	$162,462	$142,942

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$12.21	$13.18	$12.18	$11.77	$13.32

Net investment income (loss) (a)	0.09	0.13	0.15	0.16	0.11

Net realized and unrealized gain (loss) on investments	2.53	(0.40)	1.26	1.17	(0.32)

Total from investment operations	2.62	(0.27)	1.41	1.33	(0.21)

Less distributions:

From net investment income	(0.16)	(0.19)	(0.19)	(0.44)	(0.33)

From net realized gain on investments	(1.20)	(0.51)	(0.22)	(0.48)	(1.01)

Total distributions	(1.36)	(0.70)	(0.41)	(0.92)	(1.34)

Net asset value at end of year	$13.47	$12.21	$13.18	$12.18	$11.77

Total investment return (b)	22.15%	(2.52%)	11.72%	11.79%	(1.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.69%	0.99%	1.15%	1.35%	0.84%

Net expenses (c)	0.86%	0.86%	0.87%	0.89%	0.87%

Portfolio turnover rate	26%	43%	34%	39%	58%

Net assets at end of year (in 000’s)	$752,670	$592,673	$565,974	$476,926	$460,883

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,			April 26, 2016^ through December 31,

Service 2 Class	2019	2018	2017	2016

Net asset value at beginning of period	$12.21	$13.18	$12.18	$11.63

Net investment income (loss) (a)	0.08	0.12	0.14	0.11

Net realized and unrealized gain (loss) on investments	2.53	(0.40)	1.26	1.04

Total from investment operations	2.61	(0.28)	1.40	1.15

Less distributions:

From net investment income	(0.15)	(0.18)	(0.18)	(0.12)

From net realized gain on investments	(1.20)	(0.51)	(0.22)	(0.48)

Total distributions	(1.35)	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$13.47	$12.21	$13.18	$12.18

Total investment return (b)	22.03%	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.56%	0.88%	1.05%	1.33%††

Net expenses (c)	0.96%	0.96%	0.97%	1.00%††

Portfolio turnover rate	26%	43%	34%	39%

Net assets at end of period (in 000’s)	$6,555	$3,016	$2,179	$797

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

20	MainStay VP MacKay Convertible Portfolio

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of

21

Notes to Financial Statements (continued)

the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $52,689,333; the total market value of collateral held by the Portfolio was $53,747,888. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,649,758 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $39,098,130.

(I)  Securities Risk.  The ability of issuers of debt securities held by the portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2019, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. Prior to May 1, 2019, the Fund paid New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.58%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $5,136,723, and paid the Subadvisor in the amount of $2,568,361.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments.

22	MainStay VP MacKay Convertible Portfolio

These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the

Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2019, all associated fees were paid by the Manager.

(D)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$32,141	$203,662	$(179,052)	$—	$—	$56,751	$1,078	$—	56,751

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$859,738,099	$171,950,791	$(32,753,283)	$139,197,508

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$972,617	$10,300,879	$(363,171)	$139,197,508	$150,107,833

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond adjustment, interest accruals on defaulted securities and contingent payment debt instruments (“CPDI”).

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$22,040,458	$68,016,987	$15,200,280	$27,421,810

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

23

Notes to Financial Statements (continued)

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $212,587 and $213,472, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	560,120	$7,679,603
Shares issued to shareholders in reinvestment of distributions	1,470,789	19,421,628
Shares redeemed	(1,557,410)	(21,416,483)

Net increase (decrease)	473,499	$5,684,748

Year ended December 31, 2018:
Shares sold	532,691	$7,345,452
Shares issued to shareholders in reinvestment of distributions	780,017	10,585,861
Shares redeemed	(4,033,632)	(55,826,634)

Net increase (decrease)	(2,720,924)	$(37,895,321)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	8,523,095	$116,039,790
Shares issued to shareholders in reinvestment of distributions	5,357,066	70,027,704
Shares redeemed	(6,555,192)	(89,395,608)

Net increase (decrease)	7,324,969	$96,671,886

Year ended December 31, 2018:
Shares sold	9,092,375	$123,686,878
Shares issued to shareholders in reinvestment of distributions	2,366,938	31,875,069
Shares redeemed	(5,859,020)	(78,465,159)

Net increase (decrease)	5,600,293	$77,096,788

Service 2 Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	268,924	$3,720,251
Shares issued to shareholders in reinvestment of distributions	46,583	608,113
Shares redeemed	(75,955)	(1,036,288)

Net increase (decrease)	239,552	$3,292,076

Year ended December 31, 2018:
Shares sold	109,084	$1,494,133
Shares issued to shareholders in reinvestment of distributions	11,963	161,160
Shares redeemed	(39,365)	(519,070)

Net increase (decrease)	81,682	$1,136,223

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Convertible Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Convertible Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Convertible Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and

26	MainStay VP MacKay Convertible Portfolio

variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the

MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

28	MainStay VP MacKay Convertible Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

30	MainStay VP MacKay Convertible Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay VP MacKay Convertible Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Convertible Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of policyowners of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products or policies issued by other insurance companies. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Product is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801637	MSVPC11-02/20 (NYLIAC) NI512

MainStay VP MacKay Growth Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	1/29/1993	30.01%	10.83%	11.18%	0.73%
Service Class Shares	6/5/2003	29.69	10.55	10.90	0.98

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	36.39%	14.63%	15.22%

S&P 500® Index[5]	31.49	11.70	13.56
Morningstar Large Growth Category Average[6]	31.90	12.10	13.40

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,109.60	$3.83	$1,021.58	$3.67	0.72%

Service Class Shares	$1,000.00	$1,108.20	$5.15	$1,020.32	$4.94	0.97%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Growth Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Software	14.9%

Technology Hardware, Storage & Peripherals	9.0

Interactive Media & Services	8.4

IT Services	7.8

Semiconductors & Semiconductor Equipment	7.1

Internet & Direct Marketing Retail	6.8

Health Care Providers & Services	5.6

Biotechnology	5.2

Aerospace & Defense	4.6

Specialty Retail	3.3

Hotels, Restaurants & Leisure	2.4

Food & Staples Retailing	2.2

Equity Real Estate Investment Trusts	2.0

Life Sciences Tools & Services	1.9

Electronic Equipment, Instruments & Components	1.7

Textiles, Apparel & Luxury Goods	1.7

Insurance	1.4

Exchange Traded Fund	1.3

Food Products	1.1

Pharmaceuticals	1.1

Chemicals	1.0

Entertainment	1.0%

Beverages	0.9

Media	0.9

Oil, Gas & Consumable Fuels	0.9

Capital Markets	0.8

Communications Equipment	0.8

Consumer Finance	0.6

Multiline Retail	0.6

Distributors	0.5

Professional Services	0.5

Road & Rail	0.5

Health Care Equipment & Supplies	0.4

Electrical Equipment	0.3

Paper & Forest Products	0.3

Commercial Services & Supplies	0.2

Personal Products	0.2

Household Products	0.1

Household Durables	0.0	‡

Machinery	0.0	‡

Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	UnitedHealth Group, Inc.

7.	Visa, Inc., Class A

8.	Mastercard, Inc., Class A

9.	Amgen, Inc.

10.	AbbVie, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Growth Portfolio returned 30.01% for Initial Class shares and 29.69% for Service Class shares. Over the same period, both share classes underperformed the 36.39% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark; the 31.49% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio; and the 31.90% return of the Morningstar Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The investment backdrop to 2019 was generally not conducive to systematic stock picking. Market breadth remained narrow, with only a few sectors dominating the gains in U.S. equities. U.S.-China trade negotiations introduced a significant degree of uncertainty into markets throughout the year, which particularly affected the performance of high beta2 and cyclical stocks. Concerns over the economic cycle and a global manufacturing slowdown added to volatility, especially given the historic length of the equity bull market.

The narrow breadth of the market, in which there are only a few winners and many losers, undermined the effectiveness of the Portfolio’s multi-factor stock selection process. Value continued to face significant challenges, as investors generally disregarded price or company fundamentals in pursuit of exposure to growth style companies. Trend-following investment approaches, relying on momentum or sentiment signals, also proved inconsistent, and even risky, in an environment in which market breadth was narrow and nonstop macroeconomic and political themes steered the markets, with frequent risk-on and risk-off movements. Consequently, our stock selection model proved broadly ineffective during the reporting period, detracting from relative performance.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Portfolio’s relative performance, and which sectors and/or countries were particularly weak?

There were no positive contributing sectors to the Portfolio’s performance relative to the Russell 1000® Growth Index during the reporting period. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the health care, communication services and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Technology hardware maker Apple, software developer Microsoft and social media platform Facebook provided the strongest positive contributions to the Portfolio’s absolute performance during the reporting period. Communications equipment maker Cisco Systems, interactive media & services provider Twitter and biotechnology developer Alkermes detracted most from the Portfolio’s absolute performance during the same period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was a position in digital communications product maker QUALCOMM, while the largest increased position size was in Apple, mentioned above. During the same period, the largest position that the Portfolio sold entirely was in entertainment firm The Walt Disney Company, and its most substantial decrease in position size was in aerospace & defense contractor Boeing.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell 1000® Growth Index, the Portfolio’s most substantial exposure increases during the reporting period were in the consumer staples and energy sectors. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in the communication services and health care sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Growth Index were in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held its most substantially underweight positions relative to the Index in the industrials and communication services sectors.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Growth Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 4.6%
Boeing Co.	12,704	$4,138,455
Huntington Ingalls Industries, Inc.	16,501	4,139,771
Lockheed Martin Corp.	21,264	8,279,776
Northrop Grumman Corp.	18,389	6,325,264
Raytheon Co.	25,584	5,621,828
Spirit AeroSystems Holdings, Inc., Class A	54,963	4,005,704

		32,510,798

Beverages 0.9%
Coca-Cola Co.	48,975	2,710,766
PepsiCo., Inc.	25,703	3,512,829

		6,223,595

Biotechnology 5.2%
AbbVie, Inc.	110,564	9,789,336
Alkermes PLC (a)	90,701	1,850,300
Amgen, Inc.	40,985	9,880,254
Biogen, Inc. (a)	15,708	4,661,035
Gilead Sciences, Inc.	66,918	4,348,332
Incyte Corp. (a)	49,996	4,365,651
United Therapeutics Corp. (a)	21,351	1,880,596

		36,775,504

Capital Markets 0.8%
LPL Financial Holdings, Inc.	44,654	4,119,332
S&P Global, Inc.	4,905	1,339,310

		5,458,642

Chemicals 1.0%
Huntsman Corp.	41,640	1,006,023
Sherwin-Williams Co.	10,397	6,067,065

		7,073,088

Commercial Services & Supplies 0.2%
Clean Harbors, Inc. (a)	18,522	1,588,262

Communications Equipment 0.8%
Cisco Systems, Inc.	115,768	5,552,233

Consumer Finance 0.6%
Synchrony Financial	113,035	4,070,390

Distributors 0.5%
LKQ Corp. (a)	108,805	3,884,338

Electrical Equipment 0.3%
Acuity Brands, Inc.	16,482	2,274,516

Electronic Equipment, Instruments & Components 1.7%
Avnet, Inc.	90,230	3,829,361
CDW Corp.	33,448	4,777,712

	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Jabil, Inc.	92,692	$3,830,961

		12,438,034

Entertainment 1.0%
Netflix, Inc. (a)	7,735	2,502,814
Roku, Inc. (a)	3,908	523,281
Take-Two Interactive Software, Inc. (a)	33,755	4,132,625

		7,158,720

Equity Real Estate Investment Trusts 2.0%
American Tower Corp.	37,084	8,522,645
Colony Capital, Inc.	649,749	3,086,308
OUTFRONT Media, Inc.	90,474	2,426,512

		14,035,465

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	33,061	9,717,289
Sprouts Farmers Market, Inc. (a)	474	9,172
Sysco Corp.	67,002	5,731,351

		15,457,812

Food Products 1.1%
Bunge, Ltd.	68,244	3,927,442
Pilgrim’s Pride Corp. (a)	118,513	3,877,153

		7,804,595

Health Care Equipment & Supplies 0.4%
Intuitive Surgical, Inc. (a)	5,226	3,089,350

Health Care Providers & Services 5.6%
AmerisourceBergen Corp.	52,468	4,460,829
Anthem, Inc.	16,234	4,903,155
Cigna Corp.	24,432	4,996,099
Humana, Inc.	13,090	4,797,747
McKesson Corp.	29,093	4,024,144
UnitedHealth Group, Inc.	56,111	16,495,512

		39,677,486

Hotels, Restaurants & Leisure 2.4%
Darden Restaurants, Inc.	40,645	4,430,712
MGM Resorts International	116,742	3,884,006
Norwegian Cruise Line Holdings, Ltd. (a)	254	14,836
Starbucks Corp.	97,772	8,596,114

		16,925,668

Household Durables 0.0%‡
NVR, Inc. (a)	26	99,019
Tempur Sealy International, Inc. (a)	421	36,652

		135,671

Household Products 0.1%
Procter & Gamble Co.	3,861	482,239

Insurance 1.4%
American International Group, Inc.	71,075	3,648,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Aon PLC	28,879	$6,015,207

		9,663,487

Interactive Media & Services 8.4%
Alphabet, Inc. (a)
Class A	10,850	14,532,382
Class C	13,873	18,548,478
Facebook, Inc., Class A (a)	127,622	26,194,415

		59,275,275

Internet & Direct Marketing Retail 6.8%
Amazon.com, Inc. (a)	18,877	34,881,676
Booking Holdings, Inc. (a)	3,841	7,888,377
eBay, Inc.	142,236	5,136,142

		47,906,195

IT Services 7.8%
Accenture PLC, Class A	38,922	8,195,805
Akamai Technologies, Inc. (a)	15	1,296
Booz Allen Hamilton Holding Corp.	60,089	4,274,130
DXC Technology Co.	101,174	3,803,131
Euronet Worldwide, Inc. (a)	26,435	4,165,099
Fidelity National Information Services, Inc.	3,219	447,731
GoDaddy, Inc., Class A (a)	22,603	1,535,196
Mastercard, Inc., Class A	40,971	12,233,531
PayPal Holdings, Inc. (a)	53,652	5,803,537
Visa, Inc., Class A	79,425	14,923,957

		55,383,413

Life Sciences Tools & Services 1.9%
Avantor, Inc. (a)	131,944	2,394,783
Bruker Corp.	50,133	2,555,279
Charles River Laboratories International, Inc. (a)	27,758	4,240,312
PRA Health Sciences, Inc. (a)	37,988	4,222,366
Thermo Fisher Scientific, Inc.	580	188,425

		13,601,165

Machinery 0.0%‡
Allison Transmission Holdings, Inc.	4,332	209,322

Media 0.9%
Charter Communications, Inc., Class A (a)	12,309	5,970,850
Comcast Corp., Class A	9,086	408,597
Interpublic Group of Cos., Inc.	7,626	176,161

		6,555,608

Multiline Retail 0.6%
Target Corp.	30,871	3,957,971

Oil, Gas & Consumable Fuels 0.9%
HollyFrontier Corp.	48,546	2,461,768
PBF Energy, Inc., Class A	122,211	3,833,759

		6,295,527

	Shares	Value
Paper & Forest Products 0.3%
Domtar Corp.	47,509	$1,816,744

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	29,719	1,217,885

Pharmaceuticals 1.1%
Bristol-Myers Squibb Co.	1,878	120,549
Eli Lilly & Co.	10,085	1,325,471
Merck & Co., Inc.	69,005	6,276,005

		7,722,025

Professional Services 0.5%
Robert Half International, Inc.	50,121	3,165,141
TransUnion	2,630	225,154

		3,390,295

Road & Rail 0.5%
Union Pacific Corp.	21,676	3,918,804

Semiconductors & Semiconductor Equipment 7.1%
Applied Materials, Inc.	50,342	3,072,876
Broadcom, Inc.	29,425	9,298,888
Entegris, Inc.	56,363	2,823,223
KLA Corp.	29,057	5,177,086
Lam Research Corp.	18,804	5,498,289
NVIDIA Corp.	27,869	6,557,576
QUALCOMM, Inc.	98,668	8,705,478
Texas Instruments, Inc.	73,032	9,369,275

		50,502,691

Software 14.9%
Adobe, Inc. (a)	27,471	9,060,211
Cadence Design Systems, Inc. (a)	67,487	4,680,898
Dropbox, Inc., Class A (a)	219,933	3,939,000
Fortinet, Inc. (a)	41,411	4,421,038
Microsoft Corp.	320,739	50,580,540
Oracle Corp.	174,043	9,220,798
Palo Alto Networks, Inc. (a)	20,950	4,844,688
salesforce.com, Inc. (a)	37,424	6,086,639
SS&C Technologies Holdings, Inc.	71,773	4,406,862
Synopsys, Inc. (a)	34,157	4,754,655
Teradata Corp. (a)	134,001	3,587,207

		105,582,536

Specialty Retail 3.3%
AutoNation, Inc. (a)	74,703	3,632,807
AutoZone, Inc. (a)	4,244	5,055,920
Best Buy Co., Inc.	45,215	3,969,877
Home Depot, Inc.	11,323	2,472,717
Lowe’s Cos., Inc.	17,144	2,053,165
O’Reilly Automotive, Inc. (a)	12,066	5,288,045
Tractor Supply Co.	12,588	1,176,223

		23,648,754

10	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 9.0%
Apple, Inc.	201,210	$59,085,316
Dell Technologies, Inc., Class C (a)	65,343	3,357,977
HP, Inc.	67,703	1,391,297

		63,834,590

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	81,953	8,302,659
Skechers U.S.A., Inc., Class A (a)	90,881	3,925,150

		12,227,809

Total Common Stocks (Cost $567,964,735)		699,326,502

	Shares	Value
Exchange-Traded Fund 1.3%
iShares Russell 1000 Growth ETF	51,928	$9,135,174

Total Exchange-Traded Fund (Cost $8,845,408)		9,135,174

Total Investments (Cost $576,810,143)	100.0%	708,461,676
Other Assets, Less Liabilities	(0.0)‡	(259,019)
Net Assets	100.0%	$708,202,657

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$699,326,502	$—	$—	$699,326,502
Exchange-Traded Fund	9,135,174	—	—	9,135,174

Total Investments in Securities	$708,461,676	$—	$—	$708,461,676

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $576,810,143)	$708,461,676
Cash	17,164
Receivables:
Dividends	315,447
Portfolio shares sold	13,311

Total assets	708,807,598

Liabilities
Payables:
Manager (See Note 3)	407,013
Portfolio shares redeemed	109,875
Professional fees	33,884
Shareholder communication	28,471
NYLIFE Distributors (See Note 3)	11,793
Custodian	11,418
Trustees	1,060
Accrued expenses	1,427

Total liabilities	604,941

Net assets	$708,202,657

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,724
Additional paid-in capital	513,788,798

513,810,522
Total distributable earnings (loss)	194,392,135

Net assets	$708,202,657

Initial Class
Net assets applicable to outstanding shares	$652,081,056

Shares of beneficial interest outstanding	19,980,485

Net asset value per share outstanding	$32.64

Service Class
Net assets applicable to outstanding shares	$56,121,601

Shares of beneficial interest outstanding	1,743,259

Net asset value per share outstanding	$32.19

12	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$8,041,001
Securities lending	259,872
Dividends-affiliated	10,062

Total income	8,310,935

Expenses
Manager (See Note 3)	4,444,223
Distribution/Service—Service Class (See Note 3)	138,386
Professional fees	93,722
Shareholder communication	64,382
Custodian	29,438
Trustees	15,432
Miscellaneous	24,497

Total expenses	4,810,080

Net investment income (loss)	3,500,855

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	63,339,088
Net change in unrealized appreciation (depreciation) on unaffiliated investments	95,862,626

Net realized and unrealized gain (loss) on investments	159,201,714

Net increase (decrease) in net assets resulting from operations	$162,702,569

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,452.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,500,855	$3,514,999
Net realized gain (loss) on investments	63,339,088	54,007,968
Net change in unrealized appreciation (depreciation) on investments	95,862,626	(74,749,567)

Net increase (decrease) in net assets resulting from operations	162,702,569	(17,226,600)

Distributions to shareholders:
Initial Class	(56,327,914)	(34,652,191)
Service Class	(4,862,710)	(3,951,441)

Total distributions to shareholders	(61,190,624)	(38,603,632)

Capital share transactions:
Net proceeds from sale of shares	116,738,533	13,966,153
Net asset value of shares issued to shareholders in reinvestment of distributions	61,190,624	38,603,632
Cost of shares redeemed	(84,449,310)	(75,746,341)

Increase (decrease) in net assets derived from capital share transactions	93,479,847	(23,176,556)

Net increase (decrease) in net assets	194,991,792	(79,006,788)

Net Assets
Beginning of year	513,210,865	592,217,653

End of year	$708,202,657	$513,210,865

14	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$27.74	$30.87	$23.90	$26.09		$29.42

Net investment income (loss) (a)	0.18	0.19	0.19	0.09		0.04

Net realized and unrealized gain (loss) on investments	7.77	(1.10)	7.05	(0.02)		0.58

Total from investment operations	7.95	(0.91)	7.24	0.07		0.62

Less distributions:

From net investment income	(0.19)	(0.21)	(0.07)	(0.04)		—

From net realized gain on investments	(2.86)	(2.01)	(0.20)	(2.22)		(3.95)

Total distributions	(3.05)	(2.22)	(0.27)	(2.26)		(3.95)

Net asset value at end of year	$32.64	$27.74	$30.87	$23.90		$26.09

Total investment return (b)	30.01%	(4.24%)	30.41%	0.40%		2.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.56%	0.60%	0.71%	0.35	%(c)	0.15%

Net expenses (d)	0.72%	0.73%	0.74%	0.76	%(e)	0.73%

Portfolio turnover rate	156%	127%	141%	177%		112%

Net assets at end of year (in 000’s)	$652,081	$461,537	$525,483	$337,401		$370,679

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$27.38	$30.50	$23.62	$25.83		$29.24

Net investment income (loss) (a)	0.10	0.11	0.12	0.02		(0.03)

Net realized and unrealized gain (loss) on investments	7.66	(1.10)	6.97	(0.01)		0.57

Total from investment operations	7.76	(0.99)	7.09	0.01		0.54

Less distributions:

From net investment income	(0.09)	(0.12)	(0.01)	—		—

From net realized gain on investments	(2.86)	(2.01)	(0.20)	(2.22)		(3.95)

Total distributions	(2.95)	(2.13)	(0.21)	(2.22)		(3.95)

Net asset value at end of year	$32.19	$27.38	$30.50	$23.62		$25.83

Total investment return (b)	29.69%	(4.48%)	30.09%	0.15%		2.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32%	0.35%	0.46%	0.10	%(c)	(0.09%)

Net expenses (d)	0.97%	0.98%	0.99%	1.01	%(e)	0.98%

Portfolio turnover rate	156%	127%	141%	177%		112%

Net assets at end of year (in 000’s)	$56,122	$51,674	$66,735	$58,448		$63,846

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP MacKay Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

17

Notes to Financial Statements (continued)

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

18	MainStay VP MacKay Growth Portfolio

Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2019, the effective management fee rate was 0.69%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $4,444,223 and paid the Subadvisor in the amount of $2,222,110.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$342	$118,313	$(118,655)	$—	$—	$—	$10	$—	—

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$578,950,795	$134,982,811	$(5,471,930)	$129,510,881

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$21,835,481	$42,974,301	$71,472	$129,510,881	$194,392,135

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$11,411,163	$49,779,461	$25,568,617	$13,035,015

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

19

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $1,038,579 and $1,001,765, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	3,740,349	$115,915,029
Shares issued to shareholders in reinvestment of distributions	1,922,384	56,327,914
Shares redeemed	(2,322,580)	(73,800,486)

Net increase (decrease)	3,340,153	$98,442,457

Year ended December 31, 2018:
Shares sold	428,320	$12,632,732
Shares issued to shareholders in reinvestment of distributions	1,039,798	34,652,191
Shares redeemed	(1,851,094)	(60,985,824)

Net increase (decrease)	(382,976)	$(13,700,901)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	27,093	$823,504
Shares issued to shareholders in reinvestment of distributions	168,134	4,862,710
Shares redeemed	(339,306)	(10,648,824)

Net increase (decrease)	(144,079)	$(4,962,610)

Year ended December 31, 2018:
Shares sold	42,818	$1,333,421
Shares issued to shareholders in reinvestment of distributions	120,043	3,951,441
Shares redeemed	(463,786)	(14,760,517)

Net increase (decrease)	(300,925)	$(9,475,655)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP MacKay Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

22	MainStay VP MacKay Growth Portfolio

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

24	MainStay VP MacKay Growth Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust ; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

26	MainStay VP MacKay Growth Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

27

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay VP MacKay Growth Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP MacKay Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802146	MSVPCG11-02/20 (NYLIAC) NI513

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2015	5.33%	–4.44%	1.16%
Service Class Shares	5/1/2015	5.07	–4.67	1.41

Benchmark Performance	One Year	Since Inception

S&P 500® Index[3]	31.49%	12.13%
Russell 3000 Energy Index[4]	9.63	–4.59
Morningstar Natural Resources Category Average[5]	14.95	–0.63

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Russell 3000 Energy Index is the Fund’s secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

5.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$925.30	$6.45	$1,018.50	$6.77	1.33%

Service Class Shares	$1,000.00	$924.10	$8.83	$1,016.03	$9.25	1.82%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Oil, Gas & Consumable Fuels	54.8%

Energy Equipment & Services	7.2

Machinery	4.4

Chemicals	3.9

Construction & Engineering	3.9

Airlines	2.1

Electrical Equipment	1.8

Trading Companies & Distributors	1.6

Independent Power & Renewable Electricity Producers	1.1%

Metals & Mining	0.9

Marine	0.8

Short-Term Investment	17.7

Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	Valero Energy Corp.

2.	Energy Transfer, L.P.

3.	Jacobs Engineering Group, Inc.

4.	Cheniere Energy, Inc.

5.	Diamondback Energy, Inc.
6.	Viper Energy Partners, L.P.

7.	DCP Midstream, L.P.

8.	Targa Resources Corp.

9.	WPX Energy, Inc.

10.	GasLog Partners, L.P.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA1, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Cushing Renaissance Advantage Portfolio returned 5.33% for Initial Class shares and 5.07% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 9.63% performance of the Russell 3000® Energy Index, which is the Portfolio’s secondary benchmark. Both share classes also underperformed the 14.95% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s performance lagged its benchmark, the S&P 500® Index, because the Portfolio’s investment strategy focuses on energy, industrial and manufacturing companies. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. During the reporting period, energy stocks significantly lagged the broader equities market, as illustrated by the relatively weak 9.63% return of the Russell 3000® Energy Index.

Which subsectors were the strongest contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

During the reporting period, the subsectors making the strongest contributions to the Portfolio’s performance relative to the S&P 500® Index included midstream energy and industrials. (Contributions take weightings and total returns into account.) The subsectors that were particularly weak included exploration & production and oil services.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

During the reporting period, the Portfolio’s top performers included petroleum refiner Valero Energy and engineering and construction company Jacobs Engineering. Valero benefited from the curtailment of Canadian crude oil into the United States and anticipation of new ship fuel requirements. Jacobs traded higher on the sale of its execution business in order to improve company margins.

The most substantial detractors from the Portfolio’s absolute performance during the same period included midstream oil and natural gas company Viper Energy Partners and energy company FTS International. Both holdings faced pressure resulting from weak crude oil and natural gas prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchases during the reported period included shares of exploration & production companies Viper Energy Partners and WPX Energy. The purchases reflect our view that these are undervalued opportunities that provide exposure to low-cost Permian Basin drilling activity.

The Portfolio’s largest sales during the same period included an exit from position in transportation and logistics services provider XPO Logistics and a reduced position in water application engineering company Xylem. The Portfolio sold its XPO Logistics holdings in response to the company’s lack of execution and reduced its position in Xylem due to the company’s absolute and relative valuation.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s largest subsector weighting increases during the reporting period included refiners and engineering & construction. The Portfolio’s most substantial subsector decrease during the same period was in industrials, while exposure to the transportation subsector was also reduced.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio’s largest positions included midstream oil and gas company Energy Transfer and petroleum refiner Valero Energy. As of the same date, the Portfolio’s smallest positions included midstream energy company EnLink Midstream and energy equipment & services company FTS International.

1.	Effective January 21, 2020, Matthew A. Lemme will no longer serve as a portfolio manager to the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Cushing Renaissance Advantage Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 64.0%†
Airlines 2.1%
Southwest Airlines Co.	9,430	$509,032

Chemicals 3.9%
Dow, Inc.	7,215	394,877
LyondellBasell Industries N.V., Class A	3,935	371,779
Westlake Chemical Corp.	2,404	168,640

		935,296

Construction & Engineering 3.9%
Jacobs Engineering Group, Inc.	10,449	938,634

Electrical Equipment 1.8%
Eaton Corp. PLC	4,389	415,726

Energy Equipment & Services 7.2%
Cactus, Inc., Class A	8,769	300,952
FTS International, Inc. (a)	30	31
Halliburton Co.	20,549	502,834
Patterson-UTI Energy, Inc.	25,921	272,170
Schlumberger, Ltd.	7,813	314,083
Select Energy Services, Inc., Class A (a)	33,929	314,861

		1,704,931

Independent Power & Renewable Electricity Producers 1.1%
Clearway Energy, Inc., Class C	13,520	269,724

Machinery 4.4%
Oshkosh Corp.	5,058	478,740
Westinghouse Air Brake Technologies Corp.	4,817	374,763
Xylem, Inc.	2,422	190,829

		1,044,332

Marine 0.8%
Kirby Corp. (a)	2,061	184,521

Metals & Mining 0.9%
Allegheny Technologies, Inc. (a)	10,548	217,922

Oil, Gas & Consumable Fuels 36.3%
Cheniere Energy, Inc. (a)	13,657	834,033
Cimarex Energy Co.	3,846	201,877
Concho Resources, Inc.	4,227	370,158
Diamondback Energy, Inc.	8,012	743,994
Encana Corp. (b)	73,566	345,025
EnLink Midstream LLC (a)	20,551	125,978
Golar LNG, Ltd.	25,098	356,894
HollyFrontier Corp.	6,743	341,937
Marathon Petroleum Corp.	10,073	606,898
Matador Resources Co. (a)	17,348	311,744

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
New Fortress Energy LLC (a)	30,496	$477,872
Occidental Petroleum Corp.	4,226	174,153
Parsley Energy, Inc., Class A	26,142	494,345
Pembina Pipeline Corp.	5,434	201,384
Phillips 66	2,670	297,465
Pioneer Natural Resources Co.	1,908	288,814
Targa Resources Corp.	16,912	690,517
Valero Energy Corp.	11,911	1,115,465
WPX Energy, Inc. (a)	47,616	654,244

		8,632,797

Trading Companies & Distributors 1.6%
United Rentals, Inc. (a)	2,245	374,399

Total Common Stocks (Cost $14,756,322)		15,227,314

MLPs and Related Companies 18.5%
Oil, Gas & Consumable Fuels 18.5%
DCP Midstream, L.P.	29,432	720,790
Energy Transfer, L.P.	84,984	1,090,345
Enterprise Products Partners, L.P.	17,208	484,577
EQM Midstream Partners, L.P.	5,799	173,448
GasLog Partners, L.P.	40,166	628,196
Plains All American Pipeline, L.P.	31,160	573,032
Viper Energy Partners, L.P.	30,087	741,946

Total MLPs and Related Companies (Cost $5,465,797)		4,412,334

Short-Term Investment 17.7%
Affiliated Investment Company 17.7%
MainStay U.S. Government Liquidity Fund, 1.40% (c)	4,217,110	4,217,110

Total Short-Term Investment (Cost $4,217,110)		4,217,110

Total Investments (Cost $24,439,229)	100.2%	23,856,758
Other Assets, Less Liabilities	(0.2)	(50,376)
Net Assets	100.0%	$23,806,382

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $281,537. The Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $287,648 (See Note 2(J)).

(c)	Current yield as of December 31, 2019.

The following abbreviation is used in the preceding pages:

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$15,227,314	$—	$—	$15,227,314
MLPs and Related Companies	4,412,334	—	—	4,412,334
Short-Term Investment
Affiliated Investment Company	4,217,110	—	—	4,217,110

Total Investments in Securities	$23,856,758	$—	$—	$23,856,758

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $20,222,119) including securities on loan of $281,537	$19,639,648
Investment in affiliated investment company, at value (identified cost $4,217,110)	4,217,110
Cash	1,172
Receivables:
Dividends	15,412
Portfolio shares sold	6,219
Securities lending	42

Total assets	23,879,603

Liabilities
Payables:
Professional fees	25,923
Manager (See Note 3)	21,579
Shareholder communication	10,218
Custodian	7,680
NYLIFE Distributors (See Note 3)	4,690
Portfolio shares redeemed	3,038
Trustees	44
Accrued expenses	49

Total liabilities	73,221

Net assets	$23,806,382

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$2,999
Additional paid-in capital	57,588,813

57,591,812
Total distributable earnings (loss)	(33,785,430)

Net assets	$23,806,382

Initial Class
Net assets applicable to outstanding shares	$1,008,571

Shares of beneficial interest outstanding	125,867

Net asset value per share outstanding	$8.01

Service Class
Net assets applicable to outstanding shares	$22,797,811

Shares of beneficial interest outstanding	2,873,407

Net asset value per share outstanding	$7.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$883,180
Dividends-affiliated	88,597
Securities lending	82,407
Interest	167

Total income	1,054,351

Expenses
Manager (See Note 3)	719,181
Professional fees	62,182
Distribution/Service—Service Class (See Note 3)	60,685
Custodian	22,019
Shareholder communication	18,136
Trustees	2,019
Miscellaneous	7,459

Total expenses	891,681

Net investment income (loss)	162,670

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(17,318,564)
Foreign currency transactions	63

Net realized gain (loss) on investments and foreign currency transactions	(17,318,501)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	28,106,116
Translation of other assets and liabilities in foreign currencies	9

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,106,125

Net realized and unrealized gain (loss) on investments and foreign currency transactions	10,787,624

Net increase (decrease) in net assets resulting from operations	$10,950,294

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,897.

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$162,670	$(1,176,255)
Net realized gain (loss) on investments and foreign currency transactions	(17,318,501)	541,802
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,106,125	(46,014,505)

Net increase (decrease) in net assets resulting from operations	10,950,294	(46,648,958)

Capital share transactions:
Net proceeds from sale of shares	9,220,180	29,557,119
Cost of shares redeemed	(109,177,848)	(61,396,911)

Increase (decrease) in net assets derived from capital share transactions	(99,957,668)	(31,839,792)

Net increase (decrease) in net assets	(89,007,374)	(78,488,750)

Net Assets
Beginning of year	112,813,756	191,302,506

End of year	$23,806,382	$112,813,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,						May 1, 2015^ through December 31,

Initial Class	2019		2018		2017	2016	2015

Net asset value at beginning of period	$7.61		$10.52		$9.75	$7.59	$10.00

Net investment income (loss) (a)	0.03		(0.07)		(0.05)	0.00 ‡	0.04

Net realized and unrealized gain (loss) on investments	0.37		(2.84)		0.82	2.18	(2.40)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.40		(2.91)		0.77	2.18	(2.36)

Less distributions:

From net investment income	—		—		—	(0.02)	(0.05)

Net asset value at end of period	$8.01		$7.61		$10.52	$9.75	$7.59

Total investment return (b)	5.26	%(c)	(27.66	%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%		(0.66%)		(0.49%)	0.06%	0.60	% ††

Net expenses (d)	1.21%		1.21%		1.31%	1.38%	1.35	% ††

Portfolio turnover rate	119%		162%		116%	356%	122	% (e)

Net assets at end of period (in 000’s)	$1,009		$90,681		$158,846	$71,036	$58,364

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

	Year ended December 31,							May 1, 2015^ through December 31,

Service Class	2019		2018		2017		2016	2015

Net asset value at beginning of period	$7.55		$10.47		$9.73		$7.59	$10.00

Net investment income (loss) (a)	0.01		(0.09	)‡	(0.07)		(0.02)	0.02

Net realized and unrealized gain (loss) on investments	0.37		(2.83)		0.81		2.18	(2.39)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.38		(2.92)		0.74		2.16	(2.37)

Less distributions:

From net investment income	—		—		—		(0.02)	(0.04)

Net asset value at end of period	$7.93		$7.55		$10.47		$9.73	$7.59

Total investment return (b)	5.03	%(c)	(27.89	%)(c)	7.61	% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.11%		(0.91%)		(0.74%)		(0.37%)	0.37	% ††

Net expenses (d)	1.62%		1.46%		1.56%		1.64%	1.60	% ††

Portfolio turnover rate	119%		162%		116%		356%	122	% (e)

Net assets at end of period (in 000’s)	$22,798		$22,133		$32,457		$26,714	$5,927

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

15

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

16	MainStay VP Cushing Renaissance Advantage Portfolio

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not

17

Notes to Financial Statements (continued)

included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $281,537 and received non-cash collateral in the form of U.S. Treasury securities with a value of $287,648.

(K)  Energy Companies Risk.  The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations

18	MainStay VP Cushing Renaissance Advantage Portfolio

and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $500 million; and 1.05% in excess of $500 million. During the year ended December 31, 2019, the effective management fee rate was 1.10%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $719,181 and paid the Subadvisor in the amount of $359,591.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$7,333	$122,150	$(125,266)	$—	$—	$4,217	$89	$—	4,217

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$23,764,390	$2,540,656	$(2,448,288)	$92,368

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$585,679	$(34,463,477)	$—	$92,368	$(33,785,430)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnerships adjustments.

19

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(3,908,307)	$3,908,307

The reclassifications for the Portfolio is primarily due to different book and tax treatment of reclassification of partnerships and a net operating losses.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $34,463,477, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$31,698	$2,765

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$—	$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $73,706 and $168,621, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	319,036	$2,706,401
Shares redeemed	(12,113,453)	(102,131,699)

Net increase (decrease)	(11,794,417)	$(99,425,298)

Year ended December 31, 2018:
Shares sold	2,687,442	$23,874,500
Shares redeemed	(5,866,286)	(53,791,151)

Net increase (decrease)	(3,178,844)	$(29,916,651)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	795,233	$6,513,779
Shares redeemed	(852,807)	(7,046,149)

Net increase (decrease)	(57,574)	$(532,370)

Year ended December 31, 2018:
Shares sold	601,349	$5,682,619
Shares redeemed	(770,676)	(7,605,760)

Net increase (decrease)	(169,327)	$(1,923,141)

20	MainStay VP Cushing Renaissance Advantage Portfolio

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 10-11, 2019, the Board considered and approved, among other related proposals: (i) terminating Cushing as the Portfolio’s subadvisor; (ii) appointing of CBRE Clarion Securities LLC as the Portfolio’s subadvisor, and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Portfolio’s name; (iv) modifying the Portfolio’s principal investment strategies, investment process, nonfundamental “names rule” investment policy and principal risks; (v) changing the Portfolio’s fundamental investment restriction related to industry concentration, subject to shareholder approval; (vi) reducing the management fee and adding expense caps; (vii) changing the Portfolio’s primary benchmark; and (viii) filing of proxy materials. All of these changes to the Portfolio are expected to become effective on or about February 28, 2020, if shareholders of the Portfolio approve items (ii) and (v) above (the “Proposals”) prior to that date.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Cushing Renaissance Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Cushing Renaissance Advantage Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2019 and for the period May 1, 2015 (commencement of operations) through December 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the four years in the period ended December 31, 2019 and for the period May 1, 2015 (commencement of operations) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Cushing Renaissance Advantage Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Cushing Renaissance Advantage Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Cushing in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Cushing that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Cushing in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Cushing personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cushing; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Cushing. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. The Board also took into account New York Life Investments’ proposal to terminate the Subadvisory Agreement, approve a new subadvisory agreement between New York Life Investments and CBRE Clarion Securities LLC with respect to the Portfolio, subject to shareholder approval, and reposition the Portfolio, effective on or about February 28, 2020. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Cushing. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Cushing

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Cushing, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Cushing and ongoing analysis of, and interactions with, Cushing with respect to, among other things, the Portfolio’s investment performance and risks as well as Cushing’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments’ provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Portfolio. The Board evaluated Cushing’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and New York Life Investments’ and Cushing’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Cushing believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cushing. The Board reviewed Cushing’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as

24	MainStay VP Cushing Renaissance Advantage Portfolio

well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Cushing as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one- and three-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and Cushing regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing

The Board considered information provided by New York Life Investments and Cushing with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Portfolio. The Board considered that Cushing’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Cushing and acknowledged that New York Life Investments and Cushing must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Cushing to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Crushing and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Cushing and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Cushing, the Board considered that any profits realized by Cushing due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Cushing, acknowledging that any such profits are based on the subadvisory fee paid to Cushing by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to Cushing is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Cushing Renaissance Advantage Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement for CBRE Clarion Securities LLC (Unaudited)

At an in-person meeting held on December 10-11, 2019, the Board considered and approved New York Life Investments’ recommendations to terminate Cushing as the subadvisor to the Portfolio, to appoint CBRE Clarion Securities LLC (“CBRE Clarion”) as the subadvisor to the Portfolio, to approve the Proposed New Subadvisory Agreement to be effective, with shareholder approval, on or about February 28, 2020, and the related Repositioning. The Proposed New Subadvisory Agreement would provide that CBRE Clarion manages the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s currently effective registration statement. The Board noted that the material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with Cushing with respect to the Portfolio, but that the subadvisory fee to be paid to CBRE Clarion under the Proposed New Subadvisory Agreement is lower than the subadvisory fee paid to Cushing under the current subadvisory agreement.

New York Life Investments proposed that CBRE Clarion be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services CBRE Clarion would be expected to provide to the Portfolio. After considering the factors summarized in this Proxy Statement, among others, and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint CBRE Clarion as subadvisor to the Portfolio in replacement of Cushing. In connection with their consideration of New York Life Investments’ recommendation to appoint CBRE Clarion as the subadvisor to the Portfolio, the Trustees reviewed CBRE Clarion’s qualifications to serve as the Portfolio’s subadvisor.

In reaching the decisions to approve the Repositioning and the Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and CBRE Clarion in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on December 10-11, 2019, as well as other information furnished to the Board throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of CBRE Clarion (including institutional separate accounts) that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and, when applicable, the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by CBRE Clarion in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments

as well as presentations from New York Life Investments personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Proposed New Subadvisory Agreement.

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by CBRE Clarion; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided by CBRE Clarion and profits expected to be realized by CBRE Clarion from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to CBRE Clarion and estimated overall total ordinary operating expenses. Although the Board recognized that the comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as a presentation from CBRE Clarion personnel, including certain members of the proposed portfolio management team, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and CBRE Clarion with respect to the Portfolio. The Board took note of New York Life Investments’ belief that CBRE Clarion, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement for CBRE Clarion Securities LLC (Unaudited) (continued)

investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement are summarized in more detail below.

Nature, Extent and Quality of Services to be Provided by CBRE Clarion

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that CBRE Clarion proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to CBRE Clarion:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by CBRE Clarion;

•	New York Life Investments and CBRE Clarion believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to each Trustee, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by CBRE Clarion as a result of CBRE Clarion’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the Proposed New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and the Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from CBRE Clarion’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.

The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that CBRE Clarion currently manages a portfolio with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of this investment portfolio and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by CBRE Clarion.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the selection of CBRE Clarion as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by CBRE Clarion

The Board considered the anticipated costs of the services to be provided by CBRE Clarion under the Proposed New Subadvisory Agreement and the profits expected to be realized by CBRE Clarion due to its relationship with the Portfolio. The Board considered that CBRE Clarion’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.

In evaluating the anticipated costs of the services to be provided by CBRE Clarion and the profits expected to be realized by CBRE Clarion, the Board considered, among other factors, CBRE Clarion’s investments

28	MainStay VP Cushing Renaissance Advantage Portfolio

in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to CBRE Clarion. The Board considered the financial resources of CBRE Clarion and acknowledged that CBRE Clarion must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for CBRE Clarion to be able to provide high-quality services to the Portfolio. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Portfolio if shareholders approve Proposal One.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by CBRE Clarion due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to CBRE Clarion from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to CBRE Clarion in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE Clarion and its affiliates and New York Life Investments and its affiliates, including the existence of an ongoing strategic partnership between New York Life Investments and CBRE Clarion that relates to certain current and future products.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and CBRE Clarion that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by CBRE Clarion. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and CBRE Clarion would seek to develop and implement an efficient transition strategy and seek to minimize potential costs, such as market impact, associated with Repositioning.

The Board considered that any profits realized by CBRE Clarion due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and CBRE Clarion, acknowledging that any such profits would be based on fees paid to CBRE Clarion by New York Life Investments, not the Portfolio.

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Proposed New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments, because the subadvisory fee to be paid to CBRE Clarion would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of peer funds identified by Strategic Insight and information provided by CBRE Clarion on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and these similarly-managed funds, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the Portfolio’s contractual management fee if shareholders approve Proposal One. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

After considering all of the factors outlined above deemed relevant by the Trustees, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning and the Proposed New Subadvisory Agreement, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with Portfolio shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of an expense limitation or fee waiver agreement, initially setting management fee rates at scale or making additional investments to enhance shareholder services.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Portfolio’s proposed expense structure appropriately reflects economies of scale for the benefit of Portfolio shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, voted to approve the Repositioning and the Proposed New Subadvisory Agreement, subject to shareholder approval.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

30	MainStay VP Cushing Renaissance Advantage Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay VP Cushing Renaissance Advantage Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801638	MSVPCRA11-02/20 (NYLIAC) NI514

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	25.59%	8.91%	9.58%	0.85%
Service Class Shares	2/17/2012	25.28	8.64	9.31	1.10

Benchmark Performance	One Year	Five Years	Since Inception

Russell 2000® Growth Index[3]	28.48%	9.34%	11.79%
Morningstar Small Growth Category Average[4]	27.68	9.92	11.13

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,050.70	$4.45	$1,020.87	$4.38	0.86%

Service Class Shares	$1,000.00	$1,049.40	$5.73	$1,019.61	$5.65	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Biotechnology	13.0%

Software	9.3

Hotels, Restaurants & Leisure	6.5

Health Care Equipment & Supplies	6.0

Machinery	5.3

Semiconductors & Semiconductor Equipment	4.3

Commercial Services & Supplies	4.2

Aerospace & Defense	4.0

Electronic Equipment, Instruments & Components	3.6

Chemicals	3.0

Health Care Providers & Services	2.7

Life Sciences Tools & Services	2.4

Specialty Retail	2.4

Health Care Technology	2.3

Pharmaceuticals	2.1

Household Durables	1.9

Equity Real Estate Investment Trusts	1.7

Food & Staples Retailing	1.6

Textiles, Apparel & Luxury Goods	1.6

Food Products	1.4

Insurance	1.4

Professional Services	1.4

Building Products	1.3%

IT Services	1.3

Electrical Equipment	1.2

Road & Rail	1.2

Banks	1.1

Construction Materials	1.1

Thrifts & Mortgage Finance	1.1

Communications Equipment	1.0

Oil, Gas & Consumable Fuels	1.0

Consumer Finance	0.9

Leisure Products	0.9

Capital Markets	0.8

Distributors	0.8

Diversified Consumer Services	0.7

Media	0.7

Diversified Telecommunication Services	0.6

Auto Components	0.5

Beverages	0.2

Short-Term Investments	3.5

Other Assets, Less Liabilities	–2.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Quaker Chemical Corp.

2.	Woodward, Inc.

3.	Pegasystems, Inc.

4.	Planet Fitness, Inc., Class A

5.	Cornerstone OnDemand, Inc.
6.	John Bean Technologies Corp.

7.	Universal Electronics, Inc.

8.	RealPage, Inc.

9.	Everi Holdings, Inc.

10.	Cognex Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Eagle Small Cap Growth Portfolio returned 25.59% for Initial Class shares and 25.28% for Service Class shares. Over the same period, both share classes underperformed the 28.48% return of the Russell 2000® Growth Index, which is the Portfolio’s broad-based securities-market index, and underperformed the 27.68% return of the Morningstar Small Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

While the Portfolio produced respectable gains during the reporting period, performance lagged the Russell 2000® Growth Index largely due to disappointing results in the financials and health care sectors. The Portfolio’s modest cash position also weighed somewhat on relative returns in the midst of the benchmark’s robust performance. Conversely, the Portfolio generated relatively strong gains in the information technology and consumer staples sectors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

As mentioned above, the leading positive contributors to the Portfolio’s performance relative to the Russell 2000® Growth Index were information technology and consumer staples. (Contributions take weightings and total returns into account.) Within information technology, strong stock selection drove most of the Portfolio’s outperformance, while slight overweight exposure to the sector further enhanced relative returns. Within the consumer discretionary sector, strong stock selection proved responsible for almost all of the Portfolio’s outperformance. The Portfolio’s worst-performing sectors on a relative basis included financials, communication services and health care, with weak stock selection the primary cause in all three sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s best-performing stocks on an absolute basis during the reporting period included casino systems and services provider Everi, specialty materials and chemicals producer Entegris, and television remote control manufacturer Universal Electronics. Everi reported solid results within its core operating segments while making meaningful progress towards deleveraging its balance sheet. Entegris benefited from growing demand for its leading-edge materials and chemicals from the semiconductor industry. Universal Electronics reported strong earnings and positive guidance supported by ongoing traction in advanced remote orders, successful cost control initiatives and a partial reduction in production reliance on China.

The most substantial detractors from the Portfolio’s relative performance during the same period included financial and credit services provider Green Dot, online fashion retailer Revolve and home furnishings and accessories retailer At Home Group. Shares in Green Dot declined as the company cut forward guidance, reflecting increased competition in its core prepaid card business from private companies armed with large marketing budgets. Revolve saw shares pressured by the continuing tariff conflict with China where a meaningful part of the firm’s supply chain resides, while an outsized increase in inventory levels relative to sales expectations added further cause for concern. At Home Group underperformed after reporting weak results and lowering forward expectations in the face of poor weather, which negatively affected store traffic, and intensified competitive pressure in the home furnishings space.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases by the Portfolio during the reporting period included shares of biotech companies ArQule and Ra Pharmaceuticals, and information technology firm AppFolio. ArQule engages in the development of therapies to treat blood-based cancers such as lymphoma, as well as other rare diseases. Shares of the stock soared as industry behemoth Merck announced it would acquire the firm at a substantial premium during the reporting period. Ra Pharmaceuticals is involved in the discovery and research of treatments for rare autoimmune diseases and neuromuscular disorders. Belgium-based drug maker UCB announced it would acquire the firm at a sizable premium during the same period. AppFolio provides comprehensive cloud-based platform solutions for real estate management companies. We expect the firm to benefit from favorable trends in the rental and leasing markets.

The Portfolio’s notable sales during the reporting period included its entire positions in medical device maker Merit Medical Systems and fuel cell manufacturer Bloom Energy. The Portfolio exited its position in Merit as shares declined on a shift towards lower-margin products. The Portfolio sold its Bloom Energy holdings in response to the company’s tepid guidance for 2020 on larger-than-expected price declines.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its energy sector exposure relative to the Russell 2000® Growth Index from

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Eagle Small Cap Growth Portfolio

underweight to a modest overweight, and rotated its consumer staples sector posture from a modest underweight to effectively in line with the Index. During the same period, relative positioning within health care went from a slight overweight to a modest underweight posture, while the Portfolio trimmed its exposure to industrials from a slight underweight to a modest underweight.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held its largest overweight positions relative to the Russell 2000® Growth Index in the information technology and consumer discretionary sectors, and maintained more modestly overweight exposure to materials and energy. As of the same date, the Portfolio held its most significantly underweight position in real estate, and more modest underweight exposure to health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 4.0%
Aerojet Rocketdyne Holdings, Inc. (a)	139,190	$6,355,416
AeroVironment, Inc. (a)	40,410	2,494,913
Cubic Corp.	53,354	3,391,714
Hexcel Corp.	80,701	5,916,190

		18,158,233

Auto Components 0.5%
Fox Factory Holding Corp. (a)	30,314	2,108,945

Banks 1.1%
Glacier Bancorp, Inc.	111,051	5,107,236

Beverages 0.2%
Boston Beer Co., Inc., Class A (a)	2,706	1,022,462

Biotechnology 13.0%
ACADIA Pharmaceuticals, Inc. (a)	65,147	2,786,989
Acceleron Pharma, Inc. (a)	52,348	2,775,491
Amicus Therapeutics, Inc. (a)	175,221	1,706,653
Arena Pharmaceuticals, Inc. (a)	60,237	2,735,964
ArQule, Inc. (a)	218,276	4,356,789
Arrowhead Pharmaceuticals, Inc. (a)	44,430	2,818,195
Atara Biotherapeutics, Inc. (a)	80,702	1,329,162
Biohaven Pharmaceutical Holding Co., Ltd. (a)	52,885	2,879,059
Blueprint Medicines Corp. (a)	44,101	3,532,931
Dicerna Pharmaceuticals, Inc. (a)	156,793	3,454,150
Exact Sciences Corp. (a)	26,343	2,436,201
Global Blood Therapeutics, Inc. (a)	27,998	2,225,561
Halozyme Therapeutics, Inc. (a)	101,445	1,798,620
Insmed, Inc. (a)	95,239	2,274,307
Iovance Biotherapeutics, Inc. (a)	75,873	2,100,165
Karuna Therapeutics, Inc. (a)	26,551	2,000,352
Kura Oncology, Inc. (a)	117,070	1,609,712
Ligand Pharmaceuticals, Inc. (a)	25,004	2,607,667
Mirati Therapeutics, Inc. (a)	21,135	2,723,456
Progenics Pharmaceuticals, Inc. (a)	400,198	2,037,008
PTC Therapeutics, Inc. (a)	86,942	4,175,824
Ra Pharmaceuticals, Inc. (a)	63,311	2,971,185
uniQure N.V. (a)	30,239	2,166,927

		59,502,368

Building Products 1.3%
Trex Co., Inc. (a)	64,488	5,796,181

Capital Markets 0.8%
PJT Partners, Inc., Class A	86,718	3,913,583

Chemicals 3.0%
Quaker Chemical Corp.	56,012	9,215,094

	Shares	Value
Chemicals (continued)
Sensient Technologies Corp.	65,697	$4,341,915

		13,557,009

Commercial Services & Supplies 4.2%
Brink’s Co.	45,420	4,118,686
IAA, Inc. (a)	85,015	4,000,806
MSA Safety, Inc.	43,803	5,534,947
Ritchie Brothers Auctioneers, Inc.	132,988	5,711,834

		19,366,273

Communications Equipment 1.0%
Lumentum Holdings, Inc. (a)	56,839	4,507,333

Construction Materials 1.1%
Summit Materials, Inc., Class A (a)	214,161	5,118,448

Consumer Finance 0.9%
FirstCash, Inc.	50,459	4,068,509

Distributors 0.8%
Pool Corp.	18,296	3,885,705

Diversified Consumer Services 0.7%
Chegg, Inc. (a)	88,466	3,353,746

Diversified Telecommunication Services 0.6%
Bandwidth, Inc., Class A (a)	44,470	2,848,304

Electrical Equipment 1.2%
Thermon Group Holdings, Inc. (a)	198,298	5,314,386

Electronic Equipment, Instruments & Components 3.6%
Cognex Corp.	115,383	6,466,063
Coherent, Inc. (a)	36,937	6,144,470
II-VI, Inc. (a)	77,907	2,623,129
nLight, Inc. (a)	51,626	1,046,975

		16,280,637

Equity Real Estate Investment Trusts 1.7%
EastGroup Properties, Inc.	24,858	3,297,911
Seritage Growth Properties, Class A (b)	110,564	4,431,405

		7,729,316

Food & Staples Retailing 1.6%
Casey’s General Stores, Inc.	29,159	4,635,989
Grocery Outlet Holding Corp. (a)	89,171	2,893,599

		7,529,588

Food Products 1.4%
Freshpet, Inc. (a)	55,172	3,260,113
Simply Good Foods Co. (a)	104,314	2,977,122

		6,237,235

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 6.0%
CONMED Corp.	24,554	$2,745,874
Haemonetics Corp. (a)	39,251	4,509,940
Insulet Corp. (a)	19,296	3,303,475
Novocure, Ltd. (a)	54,750	4,613,783
NuVasive, Inc. (a)	45,349	3,507,292
Penumbra, Inc. (a)(b)	15,398	2,529,429
Quidel Corp. (a)	40,182	3,014,855
Tandem Diabetes Care, Inc. (a)	54,447	3,245,586

		27,470,234

Health Care Providers & Services 2.7%
Amedisys, Inc. (a)	17,512	2,923,103
AMN Healthcare Services, Inc. (a)	45,994	2,865,886
BioTelemetry, Inc. (a)	32,307	1,495,814
HealthEquity, Inc. (a)	35,581	2,635,485
LHC Group, Inc. (a)	16,974	2,338,338

		12,258,626

Health Care Technology 2.3%
Health Catalyst, Inc. (a)	57,900	2,009,130
Omnicell, Inc. (a)	45,883	3,749,559
Teladoc Health, Inc. (a)(b)	54,756	4,584,172

		10,342,861

Hotels, Restaurants & Leisure 6.5%
Eldorado Resorts, Inc. (a)(b)	61,028	3,639,710
Everi Holdings, Inc. (a)	492,998	6,620,963
Lindblad Expeditions Holdings, Inc. (a)	139,057	2,273,582
Penn National Gaming, Inc. (a)	216,683	5,538,418
Planet Fitness, Inc., Class A (a)	94,508	7,057,857
Wingstop, Inc.	56,012	4,829,915

		29,960,445

Household Durables 1.9%
LGI Homes, Inc. (a)	27,959	1,975,303
Universal Electronics, Inc. (a)	133,242	6,963,227

		8,938,530

Insurance 1.4%
eHealth, Inc. (a)	41,698	4,006,344
Kinsale Capital Group, Inc.	23,332	2,371,931

		6,378,275

IT Services 1.3%
Evo Payments, Inc., Class A (a)	105,210	2,778,596
Verra Mobility Corp. (a)	237,668	3,324,975

		6,103,571

Leisure Products 0.9%
Yeti Holdings, Inc. (a)(b)	115,491	4,016,777

Life Sciences Tools & Services 2.4%
NeoGenomics, Inc. (a)	192,379	5,627,086

	Shares	Value
Life Sciences Tools & Services (continued)
PRA Health Sciences, Inc. (a)	21,449	$2,384,056
Repligen Corp. (a)	31,029	2,870,183

		10,881,325

Machinery 5.3%
Chart Industries, Inc. (a)	93,314	6,297,762
John Bean Technologies Corp.	62,395	7,029,421
Kornit Digital, Ltd. (a)	88,961	3,045,135
Woodward, Inc.	66,057	7,823,791

		24,196,109

Media 0.7%
Sinclair Broadcast Group, Inc., Class A	98,842	3,295,392

Oil, Gas & Consumable Fuels 1.0%
Viper Energy Partners, L.P.	181,483	4,475,371

Pharmaceuticals 2.1%
Horizon Therapeutics PLC (a)	141,709	5,129,866
Odonate Therapeutics, Inc. (a)	41,892	1,359,396
Zogenix, Inc. (a)	59,064	3,079,006

		9,568,268

Professional Services 1.4%
Clarivate Analytics PLC (a)	184,115	3,093,132
GS Acquisition Holdings Corp., Class A (a)	303,156	3,343,811

		6,436,943

Road & Rail 1.2%
Landstar System, Inc.	49,322	5,616,296

Semiconductors & Semiconductor Equipment 4.3%
Cabot Microelectronics Corp.	40,915	5,904,853
Entegris, Inc.	121,083	6,065,047
Lattice Semiconductor Corp. (a)	191,427	3,663,913
Silicon Laboratories, Inc. (a)	34,870	4,044,223

		19,678,036

Software 9.3%
AppFolio, Inc., Class A (a)	23,921	2,630,114
Cornerstone OnDemand, Inc. (a)	120,103	7,032,031
Everbridge, Inc. (a)	29,140	2,275,251
Guidewire Software, Inc. (a)	43,645	4,790,912
Medallia, Inc. (a)(b)	78,484	2,441,637
Pegasystems, Inc.	90,189	7,183,554
Q2 Holdings, Inc. (a)	49,946	4,049,622
RealPage, Inc. (a)	126,114	6,778,627
SailPoint Technologies Holding, Inc. (a)	117,686	2,777,389
Tenable Holdings, Inc. (a)	109,878	2,632,677

		42,591,814

Specialty Retail 2.4%
Floor & Decor Holdings, Inc., Class A (a)	89,247	4,534,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
MarineMax, Inc. (a)	212,847	$3,552,416
National Vision Holdings, Inc. (a)	86,609	2,808,730

		10,895,786

Textiles, Apparel & Luxury Goods 1.6%
Deckers Outdoor Corp. (a)	12,432	2,099,267
Steven Madden, Ltd.	117,263	5,043,482

		7,142,749

Thrifts & Mortgage Finance 1.1%
NMI Holdings, Inc., Class A (a)	156,646	5,197,514

Total Common Stocks (Cost $352,591,422)		450,850,419

Short-Term Investments 3.5%
Affiliated Investment Company 1.6%
MainStay U.S. Government Liquidity Fund, 1.40% (c)	7,406,579	7,406,579

Unaffiliated Investment Company 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)(d)	8,904,050	8,904,050

Total Short-Term Investments (Cost $16,310,629)		16,310,629

Total Investments (Cost $368,902,051)	102.0%	467,161,048
Other Assets, Less Liabilities	(2.0)	(9,380,476)
Net Assets	100.0%	$457,780,572
†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $17,152,894; the total market value of collateral held by the Portfolio was $17,808,879. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,904,829 (See Note 2(H)).

(c)	Current yield as of December 31, 2019.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$450,850,419	$—	$—	$450,850,419
Short-Term Investments
Affiliated Investment Company	7,406,579	—	—	7,406,579
Unaffiliated Investment Company	8,904,050	—	—	8,904,050

Total Short-Term Investments	16,310,629	—	—	16,310,629

Total Investments in Securities	$467,161,048	$—	$—	$467,161,048

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $361,495,472) including securities on loan of $17,152,894	$459,754,469
Investment in affiliated investment company, at value (identified cost $7,406,579)	7,406,579
Receivables:
Portfolio shares sold	77,641
Dividends	55,995
Securities lending	22,997

Total assets	467,317,681

Liabilities
Cash collateral received for securities on loan	8,904,050
Payables:
Manager (See Note 3)	304,907
Portfolio shares redeemed	235,316
Professional fees	34,263
NYLIFE Distributors (See Note 3)	26,265
Shareholder communication	20,880
Custodian	9,884
Trustees	640
Accrued expenses	904

Total liabilities	9,537,109

Net assets	$457,780,572

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,650
Additional paid-in capital	344,799,640

344,834,290
Total distributable earnings (loss)	112,946,282

Net assets	$457,780,572

Initial Class
Net assets applicable to outstanding shares	$332,474,401

Shares of beneficial interest outstanding	24,988,144

Net asset value per share outstanding	$13.31

Service Class
Net assets applicable to outstanding shares	$125,306,171

Shares of beneficial interest outstanding	9,662,046

Net asset value per share outstanding	$12.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,429,817
Securities lending	189,349
Dividends-affiliated	178,363
Interest	25

Total income	1,797,554

Expenses
Manager (See Note 3)	3,243,033
Distribution/Service—Service Class (See Note 3)	292,924
Professional fees	79,283
Shareholder communication	48,665
Custodian	21,561
Trustees	9,899
Miscellaneous	16,513

Total expenses	3,711,878

Net investment income (loss)	(1,914,324)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	15,222,386
Net change in unrealized appreciation (depreciation) on unaffiliated investments	75,200,132

Net realized and unrealized gain (loss) on investments	90,422,518

Net increase (decrease) in net assets resulting from operations	$88,508,194

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,488.

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,914,324)	$(1,847,781)
Net realized gain (loss) on investments and foreign currency transactions	15,222,386	51,592,156
Net change in unrealized appreciation (depreciation) on investments	75,200,132	(82,610,573)

Net increase (decrease) in net assets resulting from operations	88,508,194	(32,866,198)

Distributions to shareholders:
Initial Class	(35,509,408)	(15,228,718)
Service Class	(15,063,430)	(5,875,041)

Total distributions to shareholders	(50,572,838)	(21,103,759)

Capital share transactions:
Net proceeds from sale of shares	96,615,245	55,355,833
Net asset value of shares issued to shareholders in reinvestment of distributions	50,572,838	21,103,759
Cost of shares redeemed	(75,386,760)	(77,438,688)

Increase (decrease) in net assets derived from capital share transactions	71,801,323	(979,096)

Net increase (decrease) in net assets	109,736,679	(54,949,053)

Net Assets
Beginning of year	348,043,893	402,992,946

End of year	$457,780,572	$348,043,893

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$12.20	$14.09	$12.03	$11.53	$13.33

Net investment income (loss) (a)	(0.06)	(0.06)	(0.06)	(0.05)	(0.07)

Net realized and unrealized gain (loss) on investments	2.96	(1.04)	2.78	1.19	(0.09)

Total from investment operations	2.90	(1.10)	2.72	1.14	(0.16)

Less distributions:

From net realized gain on investments	(1.79)	(0.79)	(0.66)	(0.64)	(1.64)

Net asset value at end of year	$13.31	$12.20	$14.09	$12.03	$11.53

Total investment return (b)	25.59%	(8.88%)	22.83%	10.01%	(0.91%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.41%)	(0.40%)	(0.48%)	(0.41%)	(0.53%)

Net expenses (c)	0.85%	0.85%	0.85%	0.86%	0.85%

Portfolio turnover rate	46%	41%	41%	36%	50%

Net assets at end of year (in 000’s)	$332,474	$251,547	$312,106	$282,378	$319,580

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.96	$13.87	$11.88	$11.42	$13.25

Net investment income (loss) (a)	(0.09)	(0.09)	(0.09)	(0.07)	(0.10)

Net realized and unrealized gain (loss) on investments	2.89	(1.03)	2.74	1.17	(0.09)

Total from investment operations	2.80	(1.12)	2.65	1.10	(0.19)

Less distributions:

From net realized gain on investments	(1.79)	(0.79)	(0.66)	(0.64)	(1.64)

Net asset value at end of year	$12.97	$11.96	$13.87	$11.88	$11.42

Total investment return (b)	25.28%	(9.11%)	22.53%	9.73%	(1.16%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.65%)	(0.64%)	(0.72%)	(0.66%)	(0.79%)

Net expenses (c)	1.10%	1.10%	1.10%	1.11%	1.10%

Portfolio turnover rate	46%	41%	41%	36%	50%

Net assets at end of year (in 000’s)	$125,306	$96,497	$90,887	$70,131	$71,135

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

18	MainStay VP Eagle Small Cap Growth Portfolio

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of

19

Notes to Financial Statements (continued)

the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $17,152,894; the total market value of collateral held by the Portfolio was $17,808,879. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,904,829 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $8,904,050.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Eagle Asset Management, Inc. (“Eagle” or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Eagle, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2019, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.81% up to $1 billion and 0.785% in excess of $1 billion. Prior to May 1, 2019, the Fund, on behalf of the Portfolio, paid New York Life Investments in its capacity as the portfolio’s investment manager and administrator an annual percentage of the Portfolio’s average daily net assets of 0.81%. During the year ended December 31, 2019, the effective management fee rate was 0.81%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,243,033 and paid the Subadvisor in the amount of $1,651,498.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$11,324	$166,674	$(170,591)	$—	$—	$7,407	$178	$—	7,407

20	MainStay VP Eagle Small Cap Growth Portfolio

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$369,262,105	$110,989,818	$(13,090,875)	$97,898,943

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$15,032,400	$14,939	$97,898,943	$112,946,282

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and the deferred dividends from REITs.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$1,752,227	$(1,752,227)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of net operating losses.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$50,572,838	$6,001,466	$15,102,293

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $198,623 and $180,239, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	5,034,102	$68,113,782
Shares issued to shareholders in reinvestment of distributions	3,010,535	35,509,408
Shares redeemed	(3,675,671)	(50,983,840)

Net increase (decrease)	4,368,966	$52,639,350

Year ended December 31, 2018:
Shares sold	1,386,685	$19,758,474
Shares issued to shareholders in reinvestment of distributions	1,020,434	15,228,717
Shares redeemed	(3,931,627)	(58,870,220)

Net increase (decrease)	(1,524,508)	$(23,883,029)

21

Notes to Financial Statements (continued)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	2,098,915	$28,501,463
Shares issued to shareholders in reinvestment of distributions	1,309,425	15,063,430
Shares redeemed	(1,814,114)	(24,402,920)

Net increase (decrease)	1,594,226	$19,161,973

Year ended December 31, 2018:
Shares sold	2,419,281	$35,597,359
Shares issued to shareholders in reinvestment of distributions	401,292	5,875,042
Shares redeemed	(1,307,173)	(18,568,468)

Net increase (decrease)	1,513,400	$22,903,933

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Eagle Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Eagle Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Eagle Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Eagle Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Eagle Asset Management, Inc. (“Eagle”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Eagle in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Eagle that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Eagle in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Eagle personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Eagle; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Eagle; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Eagle from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Eagle. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Eagle. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Eagle resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

24	MainStay VP Eagle Small Cap Growth Portfolio

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Eagle

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Eagle, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Eagle and ongoing analysis of, and interactions with, Eagle with respect to, among other things, the Portfolio’s investment performance and risks as well as Eagle’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Eagle provides to the Portfolio. The Board evaluated Eagle’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Eagle’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Eagle, and New York Life Investments’ and Eagle’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Eagle believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Eagle. The Board reviewed Eagle’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Eagle as well as discussions between the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Eagle had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Eagle

The Board considered information provided by New York Life Investments and Eagle with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Eagle due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Eagle, the Board considered that the subadvisory fee paid by New York Life Investments to Eagle for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Eagle and profits realized by New York Life Investments and its affiliates and Eagle, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Eagle and acknowledged that New York Life Investments and Eagle must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Eagle to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New

York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Eagle and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Eagle from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Eagle in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Eagle and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, due to their relationships with the Portfolio were not excessive. With respect to Eagle, the Board considered that any profits realized by Eagle due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Eagle, acknowledging that any such profits are based on the subadvisory fee paid to Eagle by New York Life Investments, not the Portfolio.

26	MainStay VP Eagle Small Cap Growth Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to Eagle is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Eagle on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

28	MainStay VP Eagle Small Cap Growth Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP Eagle Small Cap Growth Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801884	MSVPESCG11-02/20 (NYLIAC) NI515

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	5/1/1998	24.18%	7.10%	10.40%	0.71%
Service Class Shares	6/5/2003	23.87	6.84	10.13	0.96

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Value Index[4]	26.54%	8.29%	11.80%
U.S. Equity Yield Composite Index[5]	23.63	10.63	12.99
Morningstar Large Value Category Average[6]	25.04	7.99	10.90

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the
MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,084.20	$3.57	$1,021.78	$3.47	0.68%

Service Class Shares	$1,000.00	$1,082.80	$4.88	$1,020.52	$4.74	0.93%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Electric Utilities	9.9%

Oil, Gas & Consumable Fuels	7.5

Insurance	5.8

Multi-Utilities	5.4

Semiconductors & Semiconductor Equipment	5.2

Banks	5.1

Pharmaceuticals	5.1

Hotels, Restaurants & Leisure	4.3

Aerospace & Defense	3.5

Beverages	3.5

Tobacco	3.5

Diversified Telecommunication Services	3.3

Household Products	3.1

Equity Real Estate Investment Trusts	2.8

Biotechnology	2.5

Chemicals	2.5

Electrical Equipment	2.5

Capital Markets	2.1

Commercial Services & Supplies	2.0

Health Care Providers & Services	2.0

IT Services	1.8

Industrial Conglomerates	1.8%

Software	1.7

Communications Equipment	1.2

Multiline Retail	1.2

Food & Staples Retailing	1.0

Health Care Equipment & Supplies	0.9

Specialty Retail	0.9

Containers & Packaging	0.8

Technology Hardware, Storage & Peripherals	0.8

Household Durables	0.7

Media	0.7

Trading Companies & Distributors	0.7

Air Freight & Logistics	0.6

Entertainment	0.6

Metals & Mining	0.6

Textiles, Apparel & Luxury Goods	0.5

Short-Term Investments	2.9

Other Assets, Less Liabilities	–1.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Merck & Co., Inc.

2.	Verizon Communications, Inc.

3.	Entergy Corp.

4.	Pfizer, Inc.

5.	Microsoft Corp.
6.	MetLife, Inc.

7.	Johnson & Johnson

8.	Texas Instruments, Inc.

9.	FirstEnergy Corp.

10.	Las Vegas Sands Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Epoch U.S. Equity Yield Portfolio returned 24.18% for Initial Class shares and 23.87% for Service Class shares. Over the same period, both share classes underperformed the 26.54% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 23.63% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2019, both share classes underperformed the 25.04% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance modestly lagged the broader market in 2019 but performed in line with expectations given the exceptionally strong equity market environment. Much of the market’s returns stemmed from the strength of the financials sector, the largest sector in the benchmark. The financials sector makes up over a fifth of the benchmark and is nearly two times the size of the next largest sector. In general, financials benefited from a steepening of the yield curve2 at the end of 2019. Underweight exposure to financials relative to the Russell 1000® Value Index proved responsible for most of the Portfolio’s lagging relative performance. Additionally, stock selection in consumer staples and real estate also detracted from relative returns during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Strong stock selection in consumer discretionary and utilities enhanced the Portfolio’s performance relative to the Russell 1000® Value Index. Underweight exposure to energy, the weakest sector in the Russell 1000® Value Index for the reporting period, also bolstered relative returns. Conversely, underweight exposure to the financials sector, specifically to diversified banks, detracted most from the Portfolio’s relative performance. Stock selection in consumer staples and real estate also undermined relative returns, albeit to a lesser degree.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Portfolio’s absolute performance during the reporting period included general merchandise retailer Target, global software company Microsoft and electric utility Entergy. (Contributions take weightings and total returns into account.) Shares of Target delivered strong returns on the heels of the company’s strategic investments in store remodels, brand exclusivity and an omni-channel offering to compete in the evolving retail landscape. For Microsoft, sustained growth across most business lines and a favorable outlook provided by management drove shares higher. Entergy shares outperformed as interest rates declined and investors gained further confidence in the company’s exit of unregulated merchant power generation businesses.

The most significant detractors from the Portfolio’s absolute performance included global energy company Occidental Petroleum, packaged food and beverage company Kraft Heinz and diversified manufacturing company 3M. Occidental Petroleum underperformed as the company competed for and completed its acquisition of Anadarko Petroleum. Shares of Kraft Heinz were pressured following disappointing financial results and an abrupt change in capital allocation policy. While Kraft continued to make progress in addressing industry challenges, management chose to prioritize delevering the company over maintaining the cash dividends paid to shareholders. In the case of 3M, shares were pressured by decelerating organic sales growth, primarily due to softness in the company’s automotive and electronics end markets.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new positions in several stocks, including cable, network and film conglomerate Comcast and ski resort operator Vail Resorts. The Portfolio’s acquisition of Comcast shares reflected our belief that the company was well positioned to grow cash flow through strong content ownership and a unique distribution model in the U.S. and Europe. We expected Comcast to return cash to shareholders through a growing dividend and debt reduction. Vail Resorts operates leading and geographically diverse resorts in an industry with no new supply. Advance season pass purchases and related data-capture technology that drive guest loyalty, as well as the company’s ability to manage capital spending in downturns, made it an attractive investment. We

1.	See page 5 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

expected Vail Resorts to sustain cash flows and enable returns of capital to shareholders through an attractive and growing dividend, as well as opportunistic share repurchases.

Significant positions the Portfolio closed during the reporting period included analog chip supplier Maxim Integrated Products and self-storage REIT (real estate investment trust) Public Storage. Given mixed messages for end-market demand, particularly in the automotive area, we became concerned with the sustainability of Maxim’s growth rate. With regard to Public Storage, the self-storage industry faced competitive pressure around occupancy and pricing, as well as cost pressure from higher property taxes and marketing expenses. These challenges clouded the outlook for the company’s dividend growth.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure most significantly to the consumer discretionary and health care sectors. Over the same period, the Portfolio notably decreased its exposure to industrials and utilities.

The Portfolio’s sector allocations result from our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Relative performance of sectors during each reporting period may affect sector weightings.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held its most substantially overweight sector position relative to the Russell 1000® Value Index in utilities, a defensive sector that is typically more heavily represented in the Portfolio than in the benchmark. Within utilities, the Portfolio focused on more regulated utilities where an aging infrastructure, the emergence of renewables, the shale revolution and digitization have driven growth in rate bases, earnings and cash flows. The Portfolio’s other significantly overweight exposure as of the end of the reporting period was in the information technology sector. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the Index were in financials, followed by communication services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 3.5%
General Dynamics Corp.	40,349	$7,115,546
Lockheed Martin Corp.	35,156	13,689,044
Raytheon Co.	36,354	7,988,428
United Technologies Corp.	52,583	7,874,830

		36,667,848

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	55,530	6,500,342

Banks 5.1%
M&T Bank Corp.	53,133	9,019,327
People’s United Financial, Inc.	373,420	6,310,798
PNC Financial Services Group, Inc.	42,791	6,830,727
Truist Financial Corp.	244,893	13,792,374
U.S. Bancorp	175,683	10,416,245
Wells Fargo & Co.	129,437	6,963,711

		53,333,182

Beverages 3.5%
Coca-Cola Co.	203,345	11,255,146
Coca-Cola European Partners PLC	183,769	9,350,167
Molson Coors Brewing Co., Class B	99,475	5,361,702
PepsiCo., Inc.	81,098	11,083,664

		37,050,679

Biotechnology 2.5%
AbbVie, Inc.	146,975	13,013,166
Amgen, Inc.	54,265	13,081,664

		26,094,830

Capital Markets 2.1%
BlackRock, Inc.	20,866	10,489,338
CME Group, Inc.	51,620	10,361,167
Lazard, Ltd., Class A	17,578	702,417

		21,552,922

Chemicals 2.5%
Dow, Inc.	148,214	8,111,752
LyondellBasell Industries N.V., Class A	86,292	8,152,868
Nutrien, Ltd. (a)	212,134	10,163,340

		26,427,960

Commercial Services & Supplies 2.0%
Republic Services, Inc.	116,126	10,408,373
Waste Management, Inc.	92,632	10,556,343

		20,964,716

Communications Equipment 1.2%
Cisco Systems, Inc.	259,274	12,434,781

Containers & Packaging 0.8%
Amcor PLC	782,193	8,478,972

	Shares	Value
Diversified Telecommunication Services 3.3%
AT&T, Inc.	389,096	$15,205,872
Verizon Communications, Inc.	310,410	19,059,174

		34,265,046

Electric Utilities 9.9%
Alliant Energy Corp.	121,847	6,667,468
American Electric Power Co., Inc.	127,440	12,044,354
Duke Energy Corp.	165,792	15,121,888
Entergy Corp.	158,551	18,994,410
Evergy, Inc.	133,033	8,659,118
Eversource Energy	113,857	9,685,815
FirstEnergy Corp.	327,005	15,892,443
Pinnacle West Capital Corp.	66,546	5,984,482
PPL Corp.	318,800	11,438,544

		104,488,522

Electrical Equipment 2.5%
Eaton Corp. PLC	144,940	13,728,717
Emerson Electric Co.	170,587	13,008,964

		26,737,681

Entertainment 0.6%
Cinemark Holdings, Inc.	195,454	6,616,118

Equity Real Estate Investment Trusts 2.8%
Iron Mountain, Inc.	303,619	9,676,337
Simon Property Group, Inc.	42,674	6,356,719
Welltower, Inc.	167,305	13,682,203

		29,715,259

Food & Staples Retailing 1.0%
Walmart, Inc.	84,826	10,080,722

Health Care Equipment & Supplies 0.9%
Medtronic PLC	83,085	9,425,993

Health Care Providers & Services 2.0%
CVS Health Corp.	99,875	7,419,714
UnitedHealth Group, Inc.	44,702	13,141,494

		20,561,208

Hotels, Restaurants & Leisure 4.3%
Brinker International, Inc.	140,623	5,906,166
Darden Restaurants, Inc.	60,079	6,549,212
Las Vegas Sands Corp.	229,155	15,820,861
McDonald’s Corp.	52,734	10,420,766
Vail Resorts, Inc.	28,279	6,782,152

		45,479,157

Household Durables 0.7%
Leggett & Platt, Inc.	135,336	6,879,129

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Products 3.1%
Colgate-Palmolive Co.	78,302	5,390,310
Kimberly-Clark Corp.	85,093	11,704,542
Procter & Gamble Co.	120,649	15,069,060

		32,163,912

Industrial Conglomerates 1.8%
3M Co.	33,706	5,946,413
Honeywell International, Inc.	73,277	12,970,029

		18,916,442

Insurance 5.8%
Allianz S.E., Sponsored ADR	466,215	11,287,065
Arthur J. Gallagher & Co.	155,153	14,775,220
Marsh & McLennan Cos., Inc.	71,510	7,966,929
MetLife, Inc.	347,045	17,688,884
Travelers Cos., Inc.	67,915	9,300,959

		61,019,057

IT Services 1.8%
Automatic Data Processing, Inc.	35,955	6,130,327
International Business Machines Corp.	48,739	6,532,976
Paychex, Inc.	79,500	6,762,270

		19,425,573

Media 0.7%
Comcast Corp., Class A	171,281	7,702,507

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	55,382	6,632,548

Multi-Utilities 5.4%
Ameren Corp.	155,409	11,935,411
CenterPoint Energy, Inc.	295,799	8,066,439
CMS Energy Corp.	92,364	5,804,154
Dominion Energy, Inc.	167,436	13,867,049
NiSource, Inc.	200,948	5,594,392
WEC Energy Group, Inc.	129,856	11,976,619

		57,244,064

Multiline Retail 1.2%
Target Corp.	100,162	12,841,770

Oil, Gas & Consumable Fuels 7.5%
Chevron Corp.	98,277	11,843,361
Enterprise Products Partners, L.P.	430,048	12,110,152
Exxon Mobil Corp.	211,335	14,746,956
Magellan Midstream Partners, L.P.	133,432	8,388,870
Occidental Petroleum Corp.	130,236	5,367,025
Phillips 66	97,877	10,904,477
Royal Dutch Shell PLC, Class A, Sponsored ADR	265,666	15,668,981

		79,029,822

	Shares	Value
Pharmaceuticals 5.1%
Johnson & Johnson	115,056	$16,783,219
Merck & Co., Inc.	214,930	19,547,883
Pfizer, Inc.	454,823	17,819,965

		54,151,067

Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	71,262	8,468,776
Broadcom, Inc.	19,792	6,254,668
Intel Corp.	153,743	9,201,519
KLA Corp.	41,548	7,402,607
Microchip Technology, Inc.	65,917	6,902,828
Texas Instruments, Inc.	126,139	16,182,372

		54,412,770

Software 1.7%
Microsoft Corp.	112,659	17,766,324

Specialty Retail 0.9%
Home Depot, Inc.	45,543	9,945,680

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	28,609	8,401,033

Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	378,146	5,615,468

Tobacco 3.5%
Altria Group, Inc.	276,631	13,806,653
British American Tobacco PLC, Sponsored ADR	246,491	10,466,008
Philip Morris International, Inc.	141,422	12,033,598

		36,306,259

Trading Companies & Distributors 0.7%
Watsco, Inc.	38,352	6,909,113

Total Common Stocks (Cost $880,964,882)		1,032,238,476

Short-Term Investments 2.9%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 1.40% (b)	20,305,941	20,305,941

Unaffiliated Investment Company 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (b)(c)	10,185,582	10,185,582

Total Short-Term Investments (Cost $30,491,523)		30,491,523

Total Investments (Cost $911,456,405)	101.0%	1,062,729,999
Other Assets, Less Liabilities	(1.0)	(10,751,883)
Net Assets	100.0%	$1,051,978,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $10,061,675. The Portfolio received cash collateral with a value of $10,185,582 (See Note 2(H)).

(b)	Current yield as of December 31, 2019.

(c)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,032,238,476	$—	$—	$1,032,238,476
Short-Term Investments
Affiliated Investment Company	20,305,941	—	—	20,305,941
Unaffiliated Investment Company	10,185,582	—	—	10,185,582

Total Short-Term Investments	30,491,523	—	—	30,491,523

Total Investments in Securities	$1,062,729,999	$—	$—	$1,062,729,999

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $891,150,464) including securities on loan of $10,061,675	$1,042,424,058
Investment in affiliated investment company, at value (identified cost $20,305,941)	20,305,941
Receivables:
Dividends	2,497,951
Portfolio shares sold	71,663
Securities lending	682

Total assets	1,065,300,295

Liabilities
Cash collateral received for securities on loan	10,185,582
Payables:
Investment securities purchased	1,812,925
Manager (See Note 3)	570,972
Portfolio shares redeemed	562,093
NYLIFE Distributors (See Note 3)	97,186
Professional fees	40,198
Shareholder communication	39,786
Custodian	9,768
Trustees	1,561
Accrued expenses	2,108

Total liabilities	13,322,179

Net assets	$1,051,978,116

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$65,680
Additional paid-in capital	849,047,905

849,113,585
Total distributable earnings (loss)	202,864,531

Net assets	$1,051,978,116

Initial Class
Net assets applicable to outstanding shares	$591,184,984

Shares of beneficial interest outstanding	36,674,129

Net asset value per share outstanding	$16.12

Service Class
Net assets applicable to outstanding shares	$460,793,132

Shares of beneficial interest outstanding	29,005,850

Net asset value per share outstanding	$15.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$31,068,422
Dividends-affiliated	344,708
Securities lending	11,515
Interest	15

Total income	31,424,660

Expenses
Manager (See Note 3)	6,974,898
Distribution/Service—Service Class (See Note 3)	1,137,846
Professional fees	125,201
Shareholder communication	96,429
Custodian	26,941
Trustees	25,153
Interest expense (See Note 6)	5,333
Miscellaneous	37,659

Total expenses before waiver/reimbursement	8,429,460
Expense waiver/reimbursement from Manager (See Note 3)	(407,042)

Net expenses	8,022,418

Net investment income (loss)	23,402,242

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	32,132,162
Foreign currency transactions	2,449

Net realized gain (loss) on investments and foreign currency transactions	32,134,611

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	163,082,767
Translation of other assets and liabilities in foreign currencies	2,496

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,085,263

Net realized and unrealized gain (loss) on investments and foreign currency transactions	195,219,874

Net increase (decrease) in net assets resulting from operations	$218,622,116

(a)	Dividends recorded net of foreign withholding taxes in the amount of $307,126.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,402,242	$28,584,455
Net realized gain (loss) on investments and foreign currency transactions	32,134,611	38,353,280
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,085,263	(127,970,431)

Net increase (decrease) in net assets resulting from operations	218,622,116	(61,032,696)

Distributions to shareholders:
Initial Class	(39,107,129)	(59,595,916)
Service Class	(31,871,243)	(40,976,827)

Total distributions to shareholders	(70,978,372)	(100,572,743)

Capital share transactions:
Net proceeds from sale of shares	85,886,650	178,505,173
Net asset value of shares issued to shareholders in reinvestment of distributions	70,978,372	100,572,743
Cost of shares redeemed	(233,046,248)	(464,462,351)

Increase (decrease) in net assets derived from capital share transactions	(76,181,226)	(185,384,435)

Net increase (decrease) in net assets	71,462,518	(346,989,874)

Net Assets
Beginning of year	980,515,598	1,327,505,472

End of year	$1,051,978,116	$980,515,598

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$14.01	$16.15	$13.79	$15.58	$18.94

Net investment income (loss) (a)	0.38	0.39	0.30	0.21	0.19

Net realized and unrealized gain (loss) on investments	2.92	(1.12)	2.26	0.47	(0.95)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	3.30	(0.73)	2.56	0.68	(0.76)

Less distributions:

From net investment income	(0.52)	(0.35)	(0.20)	(0.18)	(0.51)

From net realized gain on investments	(0.67)	(1.06)	—	(2.29)	(2.09)

Total distributions	(1.19)	(1.41)	(0.20)	(2.47)	(2.60)

Net asset value at end of year	$16.12	$14.01	$16.15	$13.79	$15.58

Total investment return (b)	24.18%	(5.23%)	18.66%	4.90%	(3.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.43%	2.49%	2.01%	1.41%	1.07%

Net expenses (c)	0.68%	0.68%	0.73%	0.79%	0.78%

Expenses (before waiver/reimbursement) (c)	0.72%	0.71%	0.74%	0.79%	0.78%

Portfolio turnover rate	22%	25%	122%	99%	86%

Net assets at end of year (in 000’s)	$591,185	$548,881	$791,462	$637,936	$655,690

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$13.81	$15.94	$13.61	$15.40	$18.75

Net investment income (loss) (a)	0.34	0.35	0.26	0.17	0.15

Net realized and unrealized gain (loss) on investments	2.88	(1.12)	2.24	0.46	(0.95)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	3.22	(0.77)	2.50	0.63	(0.80)

Less distributions:

From net investment income	(0.47)	(0.30)	(0.17)	(0.13)	(0.46)

From net realized gain on investments	(0.67)	(1.06)	—	(2.29)	(2.09)

Total distributions	(1.14)	(1.36)	(0.17)	(2.42)	(2.55)

Net asset value at end of year	$15.89	$13.81	$15.94	$13.61	$15.40

Total investment return (b)	23.87%	(5.46%)	18.37%	4.63%	(4.02%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18%	2.23%	1.73%	1.16%	0.82%

Net expenses (c)	0.93%	0.93%	0.98%	1.04%	1.03%

Expenses (before waiver/reimbursement) (c)	0.97%	0.96%	0.99%	1.04%	1.03%

Portfolio turnover rate	22%	25%	122%	99%	86%

Net assets at end of year (in 000’s)	$460,793	$431,635	$536,044	$526,452	$569,660

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

18	MainStay VP Epoch U.S. Equity Yield Portfolio

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $10,061,675 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $10,185,582.

19

Notes to Financial Statements (continued)

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory

Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. During the year ended December 31, 2019, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $6,974,898 and waived fees/reimbursed expenses in the amount of $407,042 and paid the Subadvisor in the amount of $3,283,928.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

20	MainStay VP Epoch U.S. Equity Yield Portfolio

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$17,828	$199,877	$(197,399)	$—	$—	$20,306	$345	$—	20,306

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$915,550,413	$176,124,097	$(28,944,511)	$147,179,586

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$23,996,268	$31,500,889	$187,788	$147,179,586	$202,864,531

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and deferred dividends from REITs.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$3,578	$(3,578)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$37,871,466	$33,106,906	$93,044,241	$7,528,502

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended December 31, 2019, the Portfolio utilized the line of credit for 1 day, maintained a balance of $58,363,000 at a rate of 3.29% and incurred interest expense in the amount of $5,333. As of December 31, 2019, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

21

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $219,027 and $339,961, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	4,092,676	$64,745,845
Shares issued to shareholders in reinvestment of distributions	2,591,742	39,107,129
Shares redeemed	(9,201,187)	(144,241,738)

Net increase (decrease)	(2,516,769)	$(40,388,764)

Year ended December 31, 2018:
Shares sold	10,090,454	$159,187,338
Shares issued to shareholders in reinvestment of distributions	3,922,337	59,595,915
Shares redeemed	(23,831,268)	(366,163,878)

Net increase (decrease)	(9,818,477)	$(147,380,625)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,367,949	$21,140,805
Shares issued to shareholders in reinvestment of distributions	2,141,971	31,871,243
Shares redeemed	(5,755,158)	(88,804,510)

Net increase (decrease)	(2,245,238)	$(35,792,462)

Year ended December 31, 2018:
Shares sold	1,242,268	$19,317,835
Shares issued to shareholders in reinvestment of distributions	2,733,043	40,976,828
Shares redeemed	(6,351,626)	(98,298,473)

Net increase (decrease)	(2,376,315)	$(38,003,810)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Equity Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

24	MainStay VP Epoch U.S. Equity Yield Portfolio

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and New York Life Investments’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Epoch as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered information provided by New York Life Investments and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allo-

cate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments Epoch and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.

26	MainStay VP Epoch U.S. Equity Yield Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

28	MainStay VP Epoch U.S. Equity Yield Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP Epoch U.S. Equity Yield Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802147	MSVPEUE11-02/20 (NYLIAC) NI521

MainStay VP MacKay International

Equity Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	24.80%	8.11%	5.71%	0.96%
Service Class Shares	6/5/2003	24.49	7.85	5.45	1.21

Benchmark Performance	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[3]	21.51%	5.51%	4.97%

MSCI EAFE® Index[4]	22.01	5.67	5.50
Morningstar Foreign Large Growth Category Average[5]	27.83	7.25	6.90

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,107.60	$5.10	$1,020.37	$4.89	0.96%

Service Class Shares	$1,000.00	$1,106.20	$6.42	$1,019.11	$6.16	1.21%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay International Equity Portfolio

Country Composition as of December 31, 2019 (Unaudited)

United Kingdom	20.9%

Japan	13.1

Germany	9.7

Netherlands	7.8

Ireland	7.7

Spain	5.4

India	4.8

China	4.1

Switzerland	3.7

United States	3.7

Canada	3.4%

Denmark	3.1

Sweden	2.7

France	2.4

Mexico	1.6

Taiwan	1.6

Italy	0.1

Other Assets, Less Liabilities	4.2

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	ICON PLC

2.	Tencent Holdings, Ltd.

3.	Koninklijke Philips N.V.

4.	Accenture PLC, Class A

5.	Industria de Diseno Textil S.A.
6.	Novo Nordisk A/S, Class B

7.	Diageo PLC

8.	Prudential PLC

9.	Johnson Matthey PLC

10.	ZOZO, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay International Equity Portfolio returned 24.80% for Initial Class shares and 24.49% for Service Class shares. Over the same period, both share classes outperformed the 21.51% return of the MSCI ACWI® Ex U.S. Index, which is the Portfolio’s primary benchmark, and the 22.01% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes underperformed the 27.83% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index benefited from a combination of positive stock selection and allocation effects on both a country and sector basis. Although the Portfolio’s investment style is tilted toward growth—and growth stocks as a group markedly outperformed value stocks in 2019—other style factors went against the Portfolio’s investment style and largely nullified this benefit. These style factor headwinds included the Portfolio’s overweight exposure to small- and mid-cap stocks, and it’s underweight exposure to equities with higher dividend yields.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index included industrials, financials and materials. (Contributions take weightings and total returns into account.) The sectors that detracted the most from relative performance were consumer discretionary, communication services and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included global management and technology consulting firm Accenture, French customer relationship management services firm Teleperformance and Canadian software holding company Constellation Software. The stocks that detracted the most from the Portfolio’s absolute performance included German Internet access provider United Internet, Hong Kong-listed global luggage company Samsonite International and Indian commercial and retail bank Yes Bank.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s most substantial initial purchase during the reporting period was shares of U.K.-based multinational alcoholic beverage group Diageo, while the largest increase in position size was in Irish clinical research outsourcer ICON. The Portfolio’s largest full sale during the same period was in German Internet access provider United Internet, while the largest decrease in position size was in Pan-American Canadian banking services provider Bank of Nova Scotia.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most substantial sector-weighting increases relative to the MSCI ACWI® Ex U.S. Index were in materials and industrials. The Portfolio’s most substantial decreases in sector weightings relative to the Index were in information technology and communication services.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held its most substantially overweight sector positions relative to the MSCI ACWI® Ex U.S. Index in health care and information technology. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the Index were in financials and energy.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay International Equity Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 95.6%†
Canada 3.4%
Bank of Nova Scotia (Banks)	76,545	$4,323,727
Constellation Software, Inc. (Software)	13,421	13,034,560

		17,358,287

China 4.1%
Tencent Holdings, Ltd. (Interactive Media & Services)	439,475	21,183,323

Denmark 3.1%
Novo Nordisk A/S, Class B (Pharmaceuticals)	276,765	16,063,284

France 2.4%
Teleperformance S.E. (Professional Services)	50,833	12,396,012

Germany 9.7%
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	61,119	7,794,951
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	170,784	12,635,852
Scout24 A.G. (Interactive Media & Services) (a)	222,849	14,735,715
Symrise A.G. (Chemicals)	138,077	14,527,835

		49,694,353

India 4.8%
HDFC Bank, Ltd. (Banks)	797,809	14,256,539
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	303,594	10,263,470

		24,520,009

Ireland 7.7%
Accenture PLC, Class A (IT Services)	81,449	17,150,716
ICON PLC (Life Sciences Tools & Services) (b)	129,594	22,319,975

		39,470,691

Italy 0.1%
Banca IFIS S.p.A. (Diversified Financial Services)	38,648	606,920

Japan 13.1%
CyberAgent, Inc. (Media)	270,700	9,504,583
Lion Corp. (Household Products)	573,600	11,218,076
MonotaRO Co., Ltd. (Trading Companies & Distributors)	298,500	8,030,146
Relo Group, Inc. (Real Estate Management & Development)	445,600	12,508,214
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	68,744	2,740,776
TechnoPro Holdings, Inc. (Professional Services)	110,100	7,751,737
ZOZO, Inc. (Internet & Direct Marketing Retail)	797,558	15,319,162

		67,072,694

	Shares	Value
Mexico 1.6%
Regional S.A.B. de C.V. (Banks)	1,428,099	$8,006,267

Netherlands 7.8%
IMCD N.V. (Trading Companies & Distributors)	80,694	7,042,025
Koninklijke DSM N.V. (Chemicals)	112,826	14,693,258
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	367,682	17,948,905

		39,684,188

Spain 5.4%
Amadeus IT Group S.A. (IT Services)	142,569	11,642,150
Industria de Diseno Textil S.A. (Specialty Retail)	456,635	16,108,924

		27,751,074

Sweden 2.7%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	248,786	13,944,882

Switzerland 3.7%
Sika A.G., Registered (Chemicals)	26,536	4,986,125
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	145,564	13,950,854

		18,936,979

Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	142,017	8,251,188

United Kingdom 20.9%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	176,602	2,807,124
Compass Group PLC (Hotels, Restaurants & Leisure)	568,999	14,244,854
Diageo PLC (Beverages)	369,056	15,645,692
Experian PLC (Professional Services)	306,357	10,356,027
HomeServe PLC (Commercial Services & Supplies)	556,904	9,324,211
Johnson Matthey PLC (Chemicals)	387,081	15,361,313
LivaNova PLC (Health Care Equipment & Supplies) (b)	147,399	11,118,307
Prudential PLC (Insurance)	805,515	15,460,613
St. James’s Place PLC (Capital Markets)	836,705	12,906,145

		107,224,286

United States 3.5%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (a)	1,960,803	4,705,545
STERIS PLC (Health Care Equipment & Supplies)	85,796	13,077,026

		17,782,571

Total Common Stocks (Cost $429,222,989)		489,947,008

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 1.40%, (c)	769,957	$769,957

Total Short-Term Investment (Cost $769,957)		769,957

Total Investments (Cost $429,992,946)	95.8%	490,716,965
Other Assets, Less Liabilities	4.2	21,695,547
Net Assets	100.0%	$512,412,512
†	Percentages indicated are based on Portfolio net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	Current yield as of December 31, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$489,947,008	$—	$—	$489,947,008
Short-Term Investment
Affiliated Investment Company	769,957	—	—	769,957

Total Investments in Securities	$490,716,965	$—	$—	$490,716,965

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$26,586,533	5.2%
Beverages	15,645,692	3.1
Capital Markets	12,906,145	2.5
Chemicals	49,568,531	9.7
Commercial Services & Supplies	9,324,211	1.8
Diversified Financial Services	606,920	0.1
Electronic Equipment, Instruments & Components	27,895,736	5.4
Equity Real Estate Investment Trusts	2,807,124	0.6
Health Care Equipment & Supplies	49,939,189	9.7
Health Care Providers & Services	12,635,852	2.5
Hotels, Restaurants & Leisure	14,244,854	2.8
Household Products	11,218,076	2.2
Insurance	15,460,613	3.0
Interactive Media & Services	35,919,038	7.0
Internet & Direct Marketing Retail	15,319,162	3.0
IT Services	28,792,866	5.6
Life Sciences Tools & Services	22,319,975	4.4
Media	9,504,583	1.9
Pharmaceuticals	18,804,060	3.7
Professional Services	30,503,776	6.0
Real Estate Management & Development	12,508,214	2.4
Semiconductors & Semiconductor Equipment	8,251,188	1.6
Software	13,034,560	2.5
Specialty Retail	16,108,924	3.1
Textiles, Apparel & Luxury Goods	4,705,545	0.9
Thrifts & Mortgage Finance	10,263,470	2.0
Trading Companies & Distributors	15,072,171	2.9

	489,947,008	95.6
Short-Term Investment	769,957	0.2
Other Assets, Less Liabilities	21,695,547	4.2

Net Assets	$512,412,512	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $429,222,989)	$489,947,008
Investment in affiliated investment company, at value (identified cost $769,957)	769,957
Cash denominated in foreign currencies (identified cost $20,877,371)	21,156,559
Receivables:
Dividends	1,057,383
Investment securities sold	342,583
Portfolio shares sold	109,317
Securities lending	15

Total assets	513,382,822

Liabilities
Payables:
Manager (See Note 3)	379,217
Portfolio shares redeemed	260,111
Foreign capital gains tax (See Note 2(C))	139,652
NYLIFE Distributors (See Note 3)	63,393
Custodian	46,216
Professional fees	37,928
Shareholder communication	32,030
Trustees	745
Accrued expenses	11,018

Total liabilities	970,310

Net assets	$512,412,512

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,790
Additional paid-in capital	424,543,599

424,575,389
Total distributable earnings (loss)	87,837,123

Net assets	$512,412,512

Initial Class
Net assets applicable to outstanding shares	$209,277,849

Shares of beneficial interest outstanding	12,909,606

Net asset value per share outstanding	$16.21

Service Class
Net assets applicable to outstanding shares	$303,134,663

Shares of beneficial interest outstanding	18,880,051

Net asset value per share outstanding	$16.06

12	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$7,579,548
Securities lending	327,419
Interest	20,499
Dividends-affiliated	13,574

Total income	7,941,040

Expenses
Manager (See Note 3)	4,116,781
Distribution/Service—Service Class (See Note 3)	709,615
Custodian	106,490
Professional fees	100,335
Shareholder communication	69,982
Trustees	11,265
Miscellaneous	31,960

Total expenses	5,146,428

Net investment income (loss)	2,794,612

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	28,113,907
Foreign currency forward transactions	(16)
Foreign currency transactions	223,338

Net realized gain (loss) on investments and foreign currency transactions	28,337,229

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (b)	70,104,905
Translation of other assets and liabilities in foreign currencies	576,256

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	70,681,161

Net realized and unrealized gain (loss) on investments and foreign currency transactions	99,018,390

Net increase (decrease) in net assets resulting from operations	$101,813,002

(a)	Dividends recorded net of foreign withholding taxes in the amount of $733,697.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(139,652).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,794,612	$1,965,271
Net realized gain (loss) on investments and foreign currency transactions	28,337,229	59,141,904
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	70,681,161	(115,839,285)

Net increase (decrease) in net assets resulting from operations	101,813,002	(54,732,110)

Distributions to shareholders:
Initial Class	(23,648,369)	(5,332,706)
Service Class	(36,383,426)	(8,219,947)

Total distributions to shareholders	(60,031,795)	(13,552,653)

Capital share transactions:
Net proceeds from sale of shares	63,009,779	66,083,849
Net asset value of shares issued to shareholders in reinvestment of distributions	60,031,795	13,552,653
Cost of shares redeemed	(68,932,644)	(102,298,109)

Increase (decrease) in net assets derived from capital share transactions	54,108,930	(22,661,607)

Net increase (decrease) in net assets	95,890,137	(90,946,370)

Net Assets
Beginning of year	416,522,375	507,468,745

End of year	$512,412,512	$416,522,375

14	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$14.99	$17.46	$13.24	$14.04		$13.36

Net investment income (loss) (a)	0.12	0.10	0.07	0.10		0.10

Net realized and unrealized gain (loss) on investments	3.28	(2.00)	4.21	(0.77)		0.75

Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.04)	0.03	(0.02)		(0.03)

Total from investment operations	3.43	(1.94)	4.31	(0.69)		0.82

Less distributions:

From net investment income	(0.08)	(0.21)	(0.09)	(0.11)		(0.14)

From net realized gain on investments	(2.13)	(0.32)	—	—		—

Total distributions	(2.21)	(0.53)	(0.09)	(0.11)		(0.14)

Net asset value at end of year	$16.21	$14.99	$17.46	$13.24		$14.04

Total investment return (b)	24.80%	(11.56%)	32.61%	(4.95%)		6.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.74%	0.55%	0.43%	0.71	% (c)	0.74%

Net expenses (d)	0.96%	0.96%	0.96%	0.95	% (e)	0.95%

Portfolio turnover rate	66%	46%	49%	28%		40%

Net assets at end of year (in 000’s)	$209,278	$158,215	$196,676	$171,048		$243,076

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$14.86	$17.32	$13.13	$13.92		$13.24

Net investment income (loss) (a)	0.08	0.05	0.03	0.05		0.07

Net realized and unrealized gain (loss) on investments	3.25	(1.99)	4.18	(0.74)		0.74

Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.04)	0.03	(0.03)		(0.03)

Total from investment operations	3.36	(1.98)	4.24	(0.72)		0.78

Less distributions:

From net investment income	(0.03)	(0.16)	(0.05)	(0.07)		(0.10)

From net realized gain on investments	(2.13)	(0.32)	—	—		—

Total distributions	(2.16)	(0.48)	(0.05)	(0.07)		(0.10)

Net asset value at end of year	$16.06	$14.86	$17.32	$13.13		$13.92

Total investment return (b)	24.49%	(11.78%)	32.28%	(5.17%)		5.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.52%	0.32%	0.18%	0.40	% (c)	0.48%

Net expenses (d)	1.21%	1.21%	1.21%	1.20	% (e)	1.20%

Portfolio turnover rate	66%	46%	49%	28%		40%

Net assets at end of year (in 000’s)	$303,135	$258,307	$310,793	$251,474		$300,184

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP MacKay International Equity Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by

17

Notes to Financial Statements (continued)

independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The

18	MainStay VP MacKay International Equity Portfolio

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying

19

Notes to Financial Statements (continued)

these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, the Portfolio did not hold any foreign currency forward contracts.

(L)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments. As of December 31, 2019, the Portfolio did not hold any foreign currency forward contracts.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(16)	$(16)

Total Realized Gain (Loss)		$(16)	$(16)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long (a)	$1,212,617	$1,212,617

Forward Contracts Short (a)	$1,212,617	$1,212,617

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2019, the effective management fee rate was 0.89%.

20	MainStay VP MacKay International Equity Portfolio

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $4,116,781 and paid the Subadvisor in the amount of $2,058,390.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$880	$35,972	$(36,082)	$—	$—	$770	$14	$—	770

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$433,339,978	$65,164,159	$(7,787,172)	$57,376,987

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$8,353,671	$21,994,168	$(28,321)	$57,517,605	$87,837,123

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments. The other temporary differences are primarily due to foreign taxes payable.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$7,857,422	$52,174,373	$4,899,861	$8,652,792

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

21

Notes to Financial Statements (continued)

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $293,636 and $294,033, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,746,149	$27,979,808
Shares issued to shareholders in reinvestment of distributions	1,647,701	23,648,369
Shares redeemed	(1,041,402)	(16,855,658)

Net increase (decrease)	2,352,448	$34,772,519

Year ended December 31, 2018:
Shares sold	1,475,541	$25,782,475
Shares issued to shareholders in reinvestment of distributions	312,024	5,332,706
Shares redeemed	(2,491,904)	(43,806,947)

Net increase (decrease)	(704,339)	$(12,691,766)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	2,193,563	$35,029,971
Shares issued to shareholders in reinvestment of distributions	2,557,964	36,383,426
Shares redeemed	(3,257,115)	(52,076,986)

Net increase (decrease)	1,494,412	$19,336,411

Year ended December 31, 2018:
Shares sold	2,365,452	$40,301,374
Shares issued to shareholders in reinvestment of distributions	484,842	8,219,947
Shares redeemed	(3,408,644)	(58,491,162)

Net increase (decrease)	(558,350)	$(9,969,841)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which is currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay International Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay International Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

24	MainStay VP MacKay International Equity Portfolio

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and ten-year periods ended July 31, 2019, and performed favorably relative to its peer funds for the five-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

26	MainStay VP MacKay International Equity Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

28	MainStay VP MacKay International Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP MacKay International Equity Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP MacKay International Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802520	MSVPIE11-02/20 (NYLIAC) NI523

MainStay VP Large Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1998	33.64%	13.71%	14.17%	0.76%
Service Class Shares	6/6/2003	33.30	13.43	13.88	1.01

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[3]	36.39%	14.63%	15.22%

S&P 500® Index[4]	31.49	11.70	13.56
Morningstar Large Growth Category Average[5]	31.90	12.10	13.40

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,086.40	$4.00	$1,021.37	$3.87	0.76%

Service Class Shares	$1,000.00	$1,085.10	$5.31	$1,020.11	$5.14	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Software	18.2%

IT Services	15.1

Interactive Media & Services	10.3

Internet & Direct Marketing Retail	8.3

Technology Hardware, Storage & Peripherals	5.6

Textiles, Apparel & Luxury Goods	4.6

Specialty Retail	3.5

Semiconductors & Semiconductor Equipment	3.4

Biotechnology	3.1

Pharmaceuticals	3.0

Aerospace & Defense	2.6

Health Care Equipment & Supplies	2.6

Health Care Providers & Services	2.4

Chemicals	2.2

Automobiles	1.8

Capital Markets	1.8%

Life Sciences Tools & Services	1.5

Equity Real Estate Investment Trusts	1.4

Machinery	1.3

Professional Services	1.2

Road & Rail	1.2

Entertainment	1.0

Health Care Technology	1.0

Food & Staples Retailing	0.9

Industrial Conglomerates	0.9

Leisure Products	0.2

Short-Term Investments	1.1

Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc.

4.	Apple, Inc.

5.	Visa, Inc., Class A
6.	Facebook, Inc., Class A

7.	salesforce.com, Inc.

8.	Mastercard, Inc., Class A

9.	Adobe, Inc.

10.	NIKE, Inc., Class B

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Large Cap Growth Portfolio returned 33.64% for Initial Class shares and 33.30% for Service Class shares. Over the same period, both share classes underperformed the 36.39% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark and a broad-based securities-market index. For the 12 months ended December 31, 2019, both share classes outperformed the 31.49% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio, and the 31.90% return of the Morningstar Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Growth equities performed well in the prevailing environment of slow global growth, monetary stimulus, low interest rates and reasonably strong U.S. corporate financial results. The reporting period also saw recession scares, inverted yield curves2 and international trade conflicts that, during the last six months of 2019, modestly decoupled equity returns from our longer-term expectations. Specifically, recession fears peaked over the summer and as these subsided, price/earnings (“P/E”) multiples expanded, irrespective of underlying fundamentals. As of the end of the reporting period, P/E multiples stood ahead of 20-year averages, pointing to the need for increased stock selectivity to drive performance going forward.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Sectors that contributed positively to the Portfolio’s performance relative to the Russell 1000® Growth Index included strong stock selection in the health care sector and underweight exposure to consumer staples. (Contributions take weightings and total returns into account.) Stock selection in the industrials sector also bolstered relative performance, as did the Portfolio’s overweight exposure to information technology, the best performing sector in the Index.

Conversely, the Portfolio’s relative performance suffered most significantly due to stock selection in the information technology sector. Other detractors included the Portfolio’s overweight exposure to the lagging health care sector, though largely offset by strong stock selection, as well as stock selection in the communication services sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance during the reporting period included holdings in online payment solutions provider PagSeguro, financial services company and credit rating agency Moody’s and Italy-based luxury automaker Ferrari. PagSeguro, whose customers include largely underserved micro, small and medium-sized businesses in Brazil, grew rapidly as the expansion of e-commerce and the displacement of cash at the point of sale led to increased transaction volumes. The Portfolio sold its position due to valuation. Moody’s stock rose as economic certainty increased in the back half of the year and interest rates lowered. Ferrari stock sped higher as the company capitalized on its tremendous brand equity, shifting its product portfolio to include plug-in hybrid and utility vehicles as well as increasing personalization.

Notable detractors from the Portfolio’s absolute performance during the same period included technology hardware company Apple, social media platform Facebook and health insurer UnitedHealth. Lack of exposure to Apple and Facebook stock early in the reporting period detracted from returns as both equities gained ground. UnitedHealth stock underperformed due to political rhetoric concerning the possibility of “Medicare for all,” but the company built a broad-line, high-growth health care services unit spanning areas from IT to outpatient medical treatment.

Did the Portfolio make any significant purchases or sales during the reporting period?

As mentioned above, the Portfolio repurchased shares in Facebook and Apple during the reporting period as our analysis and expectations for both companies evolved. With regard to Facebook, our research pointed to strong user engagement despite privacy concerns. We also believe that upcoming regulation may serve to further strengthen the social media leadership of Facebook and its Instagram and WhatsApp properties. In the case of Apple, we modeled the rollout of next generation 5G cellular networks driving higher iPhone sales, strong services growth and share repurchases, thereby boosting earnings growth for the next several years.

Significant sales during the reporting period included a reduction of the Portfolio’s position in aircraft manufacturer Boeing on concerns regarding a potential production halt of the 737 Max

1.	See page 5 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Large Cap Growth Portfolio

passenger jet and the prospect that the timeline for a return to service could slip further. The Portfolio also sold its holdings of media-services provider and production company Netflix; we believed increased competition within the streaming services segment would likely weigh on the company’s future subscription growth.

How did the Portfolio’s sector weightings change during the reporting period?

The most notable change to the Portfolio’s sector weighting was a decrease in the health care sector. The Portfolio’s exposure to the real estate sector also decreased slightly relative to the Russell 1000® Growth Index.

During the same period, the Portfolio increased its exposure to the consumer discretionary sector, which we believed was positioned to benefit from strength in U.S. consumer spending. Exposure to the consumer staples sector also increased slightly as we initiated a position in warehouse club retailer Costco, the Portfolio’s sole holding in that sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held its largest exposure in absolute terms in information technology, a sector notable for its diversity. This position reflected our belief that the Portfolio’s holdings were poised to participate in a number of emerging technology and business trends. Payment processors are sharing in the growth of e-commerce and the displacement of cash and checks, along with the proliferation of person-to-person, business-to-consumer, government-to-consumer and smartphone-enabled payments.

As of the same date, the consumer discretionary sector represented the Portfolio’s largest overweight position relative to the Russell 1000® Growth Index, with holdings positioned to benefit from the ongoing strength in U.S. consumer spending.

As of December 31, 2019, the Portfolio held relatively underweight exposure to consumer staples and zero exposure to energy, two sectors that we believed were facing secular challenges.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 2.6%
Boeing Co.	62,600	$20,392,576
United Technologies Corp.	84,200	12,609,792

		33,002,368

Automobiles 1.8%
Ferrari N.V.	135,800	22,480,332

Biotechnology 3.1%
Amgen, Inc.	99,500	23,986,465
Exact Sciences Corp. (a)	162,200	15,000,256

		38,986,721

Capital Markets 1.8%
Moody’s Corp.	95,140	22,587,187

Chemicals 2.2%
Linde PLC	60,900	12,965,610
Sherwin-Williams Co.	25,090	14,641,019

		27,606,629

Entertainment 1.0%
Walt Disney Co.	86,000	12,438,180

Equity Real Estate Investment Trusts 1.4%
Equinix, Inc.	30,600	17,861,220

Food & Staples Retailing 0.9%
Costco Wholesale Corp.	37,350	10,977,912

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	222,600	19,335,036
Boston Scientific Corp. (a)	310,300	14,031,766

		33,366,802

Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	105,010	30,870,840

Health Care Technology 1.0%
Veeva Systems, Inc., Class A (a)	91,450	12,863,357

Industrial Conglomerates 0.9%
3M Co.	67,800	11,961,276

Interactive Media & Services 10.3%
Alphabet, Inc. (a)
Class A	26,455	35,433,562
Class C	26,849	35,897,650
Facebook, Inc., Class A (a)	283,800	58,249,950

		129,581,162

	Shares	Value
Internet & Direct Marketing Retail 8.3%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	122,150	$25,908,015
Amazon.com, Inc. (a)	43,035	79,521,794

		105,429,809

IT Services 15.1%
Automatic Data Processing, Inc.	111,700	19,044,850
Fiserv, Inc. (a)	233,600	27,011,168
GoDaddy, Inc., Class A (a)	247,300	16,796,616
Mastercard, Inc., Class A	144,150	43,041,748
PayPal Holdings, Inc. (a)	232,550	25,154,934
Visa, Inc., Class A	315,300	59,244,870

		190,294,186

Leisure Products 0.2%
Peloton Interactive, Inc., Class A (a)(b)	86,200	2,448,080

Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.	58,100	18,874,947

Machinery 1.3%
Fortive Corp.	210,400	16,072,456

Pharmaceuticals 3.0%
AstraZeneca PLC, Sponsored ADR	370,200	18,458,172
Zoetis, Inc.	145,450	19,250,308

		37,708,480

Professional Services 1.2%
CoStar Group, Inc. (a)	25,505	15,259,642

Road & Rail 1.2%
Union Pacific Corp.	83,050	15,014,610

Semiconductors & Semiconductor Equipment 3.4%
Microchip Technology, Inc.	182,840	19,147,005
NVIDIA Corp.	58,750	13,823,875
Texas Instruments, Inc.	78,550	10,077,179

		43,048,059

Software 18.2%
Adobe, Inc. (a)	123,300	40,665,573
Intuit, Inc.	113,350	29,689,765
Microsoft Corp.	622,900	98,231,330
salesforce.com, Inc. (a)	296,450	48,214,628
Workday, Inc., Class A (a)	80,050	13,164,223

		229,965,519

Specialty Retail 3.5%
Five Below, Inc. (a)	107,700	13,770,522
Lowe’s Cos., Inc.	256,500	30,718,440

		44,488,962

10	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 5.6%
Apple, Inc.	241,500	$70,916,475

Textiles, Apparel & Luxury Goods 4.6%
NIKE, Inc., Class B	348,750	35,331,862
VF Corp.	232,500	23,170,950

		58,502,812

Total Common Stocks (Cost $904,528,173)		1,252,608,023

Short-Term Investments 1.1%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 1.40% (c)	11,140,515	11,140,515

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)(d)	2,310,691	2,310,691

Total Short-Term Investments (Cost $13,451,206)		13,451,206

Total Investments (Cost $917,979,379)	100.2%	1,266,059,229
Other Assets, Less Liabilities	(0.2)	(2,895,441)
Net Assets	100.0%	$1,263,163,788
†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $2,419,581; the total market value of collateral held by the Portfolio was $2,475,141. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $164,450 (See Note 2(H)).

(c)	Current yield as of December 31, 2019.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,252,608,023	$—	$—	$1,252,608,023
Short-Term Investments
Affiliated Investment Company	11,140,515	—	—	11,140,515
Unaffiliated Investment Company	2,310,691	—	—	2,310,691

Total Short-Term Investments	13,451,206	—	—	13,451,206

Total Investments in Securities	$1,266,059,229	$—	$—	$1,266,059,229

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $906,838,864) including securities on loan of $2,419,581	$1,254,918,714
Investment in affiliated investment company, at value (identified cost $11,140,515)	11,140,515
Receivables:
Portfolio shares sold	664,418
Dividends	284,197
Securities lending	13,205

Total assets	1,267,021,049

Liabilities
Cash collateral received for securities on loan	2,310,691
Payables:
Manager (See Note 3)	766,310
Portfolio shares redeemed	523,670
NYLIFE Distributors (See Note 3)	171,571
Professional fees	34,201
Shareholder communication	32,450
Custodian	12,038
Trustees	1,879
Accrued expenses	4,451

Total liabilities	3,857,261

Net assets	$1,263,163,788

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,484
Additional paid-in capital	815,257,451

815,308,935
Total distributable earnings (loss)	447,854,853

Net assets	$1,263,163,788

Initial Class
Net assets applicable to outstanding shares	$438,088,838

Shares of beneficial interest outstanding	17,173,685

Net asset value per share outstanding	$25.51

Service Class
Net assets applicable to outstanding shares	$825,074,950

Shares of beneficial interest outstanding	34,309,965

Net asset value per share outstanding	$24.05

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$8,137,543
Dividends-affiliated	181,105
Securities lending	81,801
Interest	5

Total income	8,400,454

Expenses
Manager (See Note 3)	8,116,399
Distribution/Service—Service Class (See Note 3)	1,850,667
Professional fees	119,538
Shareholder communication	86,977
Custodian	29,589
Trustees	26,640
Miscellaneous	38,903

Total expenses before waiver/reimbursement	10,268,713
Expense waiver/reimbursement from Manager (See Note 3)	(29,054)

Net expenses	10,239,659

Net investment income (loss)	(1,839,205)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	101,606,507
Net change in unrealized appreciation (depreciation) on unaffiliated investments	204,428,840

Net realized and unrealized gain (loss) on investments	306,035,347

Net increase (decrease) in net assets resulting from operations	$304,196,142

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,219.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,839,205)	$(1,447,963)
Net realized gain (loss) on investments	101,606,507	139,169,478
Net change in unrealized appreciation (depreciation) on investments	204,428,840	(98,221,042)

Net increase (decrease) in net assets resulting from operations	304,196,142	39,500,473

Distributions to shareholders:
Initial Class	(47,407,373)	(34,707,849)
Service Class	(91,386,894)	(93,948,035)

Total distributions to shareholders	(138,794,267)	(128,655,884)

Capital share transactions:
Net proceeds from sale of shares	272,871,172	198,201,726
Net asset value of shares issued to shareholders in reinvestment of distributions	138,794,267	128,655,884
Cost of shares redeemed	(175,913,643)	(320,067,442)
Increase (decrease) in net assets derived from capital share transactions	235,751,796	6,790,168

Net increase (decrease) in net assets	401,153,671	(82,365,243)

Net Assets
Beginning of year	862,010,117	944,375,360

End of year	$1,263,163,788	$862,010,117

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019		2018		2017		2016	2015

Net asset value at beginning of year	$21.64		$23.92		$18.71		$20.83	$22.48

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.02		0.01	(0.00)‡

Net realized and unrealized gain (loss) on investments	6.95		1.36		6.00		(0.43)	1.22

Total from investment operations	6.95		1.36		6.02		(0.42)	1.22

Less distributions:

From net realized gain on investments	(3.08)		(3.64)		(0.81)		(1.70)	(2.87)

Net asset value at end of year	$25.51		$21.64		$23.92		$18.71	$20.83

Total investment return (b)	33.64%		3.57%		32.39%		(2.27%)	6.18%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.01%		0.01%		0.10%		0.07%	(0.01%)

Net expenses (c)	0.76	%(d)	0.76	%(d)	0.76	%(d)	0.77%	0.77%

Portfolio turnover rate	56%		58%		53%		94%	71%

Net assets at end of year (in 000’s)	$438,089		$238,174		$368,861		$518,425	$448,409

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2019		2018		2017		2016	2015

Net asset value at beginning of year	$20.60		$22.96		$18.03		$20.18	$21.93

Net investment income (loss) (a)	(0.06)		(0.06)		(0.03)		(0.03)	(0.06)

Net realized and unrealized gain (loss) on investments	6.59		1.34		5.77		(0.42)	1.18

Total from investment operations	6.53		1.28		5.74		(0.45)	1.12

Less distributions:

From net realized gain on investments	(3.08)		(3.64)		(0.81)		(1.70)	(2.87)

Net asset value at end of year	$24.05		$20.60		$22.96		$18.03	$20.18

Total investment return (b)	33.30%		3.31%		32.06%		(2.52%)	5.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.25%)		(0.23%)		(0.15%)		(0.17%)	(0.26%)

Net expenses (c)	1.01	% (d)	1.01	% (d)	1.01	% (d)	1.02%	1.02%

Portfolio turnover rate	56%		58%		53%		94%	71%

Net assets at end of year (in 000’s)	$825,075		$623,836		$575,514		$435,029	$440,891

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Large Cap Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

17

Notes to Financial Statements (continued)

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $2,419,581; the total market value of collateral held by the Portfolio was $2,475,141. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $164,450 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,310,691.

18	MainStay VP Large Cap Growth Portfolio

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion and; 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2020, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2019, the effective management fee rate was 0.73% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $8,116,399 and waived fees/reimbursed expenses in the amount of $29,054 and paid the Subadvisor in the amount of $3,187,173.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$8,968	$323,654	$(321,481)	$—	$—	$11,141	$181	$—	11,141

19

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$918,291,736	$352,131,991	$(4,364,498)	$347,767,493

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$100,087,360	$—	$347,767,493	$447,854,853

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$597,342	$(597,342)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of net operating losses.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$138,794,267	$21,428,939	$107,226,945

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $705,147 and $611,574, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	6,731,972	$168,469,834
Shares issued to shareholders in reinvestment of distributions	2,058,332	47,407,373
Shares redeemed	(2,621,462)	(66,271,279)

Net increase (decrease)	6,168,842	$149,605,928

Year ended December 31, 2018:
Shares sold	878,713	$21,647,590
Shares issued to shareholders in reinvestment of distributions	1,376,844	34,707,849
Shares redeemed	(6,673,215)	(176,781,249)

Net increase (decrease)	(4,417,658)	$(120,425,810)

20	MainStay VP Large Cap Growth Portfolio

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	4,393,149	$104,401,338
Shares issued to shareholders in reinvestment of distributions	4,206,440	91,386,894
Shares redeemed	(4,574,606)	(109,642,364)

Net increase (decrease)	4,024,983	$86,145,868

Year ended December 31, 2018:
Shares sold	7,282,865	$176,554,136
Shares issued to shareholders in reinvestment of distributions	3,913,368	93,948,035
Shares redeemed	(5,972,059)	(143,286,193)

Net increase (decrease)	5,224,174	$127,215,978

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Large Cap Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Winslow Capital personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Winslow Capital. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Portfolio’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Portfolio. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and New York Life Investments’ and Winslow Capital’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Winslow Capital believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Winslow Capital. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

24	MainStay VP Large Cap Growth Portfolio

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Winslow Capital as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered information provided by New York Life Investments and Winslow Capital with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Winslow Capital and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Large Cap Growth Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Large Cap Growth Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801639	MSVPLG11-02/20 (NYLIAC) NI525

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

*	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	23.26%	6.35%	9.27%	0.68%
Service Class Shares	2/17/2012	22.95	6.08	8.99	0.93

Benchmark Performance	One Year	Five Years	Since Inception

MSCI USA IMI Utilities 25/50 Index[4]	25.03%	10.50%	12.47%
Dow Jones Global Utilities Index[5]	22.05	7.33	7.94
Morningstar Utilities Category Average[6]	22.87	8.66	10.30

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The MSCI USA IMI Utilities 25/50 Index is the Portfolio’s primary benchmark. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index, the aggregation of the MSCI U.S. Large Cap 300, Mid Cap 450, and Small Cap 1750 Indices, covering approximately 99% of the free float-adjusted market capitalization in the United States. The MSCI USA IMI Utilities 25/50 Index includes providers of electricity, gas and water; independent power producers and energy traders; generation and distribution of electricity as in renewable sources. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

Prior to November 30, 2018, the Dow Jones Global Utilities Index was the Portfolio’s primary benchmark. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,082.90	$3.52	$1,021.83	$3.41	0.67%

Service Class Shares	$1,000.00	$1,081.60	$4.83	$1,020.57	$4.69	0.92%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	Dominion Energy, Inc.

2.	Exelon Corp.

3.	Sempra Energy

4.	Edison International

5.	Southern Co.
6.	Duke Energy Corp.

7.	Entergy Corp.

8.	CenterPoint Energy, Inc.

9.	FirstEnergy Corp.

10.	Evergy, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.

How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned 23.26% for Initial Class shares and 22.95% for Service Class shares. Over the same period, both share classes underperformed the 25.03% return of the MSCI USA IMI Utilities 25/50 Index, which is the Portfolio’s primary benchmark, and outperformed the 22.05% return of the Dow Jones Global Utilities Index, which was previously the Portfolio’s primary benchmark. For the 12 months ended December 31, 2019, both share classes outperformed the 22.87% return of the Morningstar Utilities Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance lagged that of its benchmark, the MSCI USA IMI Utilities 25/50 Index, primarily due to subsector allocation and, to a lesser degree, stock selection.

Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

The strongest positive subsector contributor to the Portfolio’s relative performance was an out-of-benchmark position in cable & satellite. (Contributions take weightings and total returns into account.) The next two strongest contributors were gas utilities and multi-utilities.

The subsector making the weakest contribution to the Portfolio’s relative performance was independent power producers & energy traders (“IPP”). An out-of-benchmark position in the oil & gas storage & transportation subsector was the second most significant detractor, followed by electric utilities.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s best-performing stocks on an absolute basis during the reporting period included multi-utility company Sempra Energy, electric utility company The Southern Company and multi-utility company Dominion Energy. Shares in Sempra Energy recorded strong gains due in part to the company’s success in avoiding fire-related losses and liabilities in its northern California operations. The Southern Company shares benefited from the company’s shift from carbon-heavy businesses toward renewables. Dominion Energy, a relative underperformer in the utilities sector in recent years, was viewed more favorably by the market during the reporting period due to its relatively diversified business model, which included developing the largest offshore wind project in the United States.

The most substantial detractors from the Portfolio’s absolute performance during the year included electric utility company PG&E, regulated gas utility company UGI and midstream LNG (liquid natural gas) company Cheniere Energy. PG&E struggled in the face of litigation and bankruptcy issues stemming from deadly wildfires in northern California in 2017 and 2018. UGI experienced several execution issues during the reporting period, missing earnings expectations in the first two quarters of 2019 and revising full-year guidance after announcing an acquisition. Cheniere Energy had a notable earnings miss in the second quarter of 2019, though they did reaffirm all guidance numbers in the same earnings release; we maintained our favorable, long-term view of the company’s prospects.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio significantly increased the size of its position in Dominion Energy. The Portfolio also added materially to its holdings in southern California electric utility Edison International, which we believed to be undervalued due in large part to its location in a state ravaged in spots by wildfires.

During the same period, the Portfolio exited its out-of-benchmark position in cable & satellite operator Altice USA, as well as its out-of-benchmark position in telecommunications company AT&T. The Portfolio also sold its holdings in regulated electric and natural gas utility SCANA, which was acquired by Dominion Energy early in the reporting period.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio increased its weighting in the IPP subsector over the course of the reporting period, and modestly increased its weightings among multi-utilities and electric utilities. Conversely, the Portfolio materially reduced its out-of-benchmark exposure to the oil & gas storage & transportation subsector and exited its position in integrated telecommunications services.

1.	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio’s largest subsector overweight exposures relative to the MSCI USA IMI Utilities 25/50 Index included IPPs, renewable electricity and oil & gas storage & transportation. As of the same date, the most significant subsector underweights included electric utilities, multi-utilities and water utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 95.8%†
Electric Utilities 51.5%
Alliant Energy Corp.	178,400	$9,762,048
American Electric Power Co., Inc.	380,000	35,913,800
Duke Energy Corp.	655,000	59,742,550
Edison International	1,183,587	89,254,296
Entergy Corp.	496,798	59,516,400
Evergy, Inc.	800,104	52,078,769
Exelon Corp.	2,548,186	116,171,800
FirstEnergy Corp.	1,120,018	54,432,875
NextEra Energy, Inc.	202,333	48,996,959
PG&E Corp. (a)	201,614	2,191,544
PNM Resources, Inc.	26,595	1,348,633
PPL Corp.	369,695	13,264,657
Southern Co.	1,336,600	85,141,420

		627,815,751

Gas Utilities 4.2%
Atmos Energy Corp.	334,400	37,405,984
Southwest Gas Holdings, Inc.	175,100	13,302,347

		50,708,331

Independent Power & Renewable Electricity Producers 14.4%
AES Corp.	2,160,002	42,984,040
Atlantica Yield PLC (Spain)	155,880	4,113,673
Clearway Energy, Inc., Class C	1,398,624	27,902,549
NextEra Energy Partners, L.P.	452,817	23,840,815
NRG Energy, Inc.	807,046	32,080,078
Vistra Energy Corp.	1,964,392	45,161,372

		176,082,527

	Shares	Value
Multi-Utilities 25.2%
CenterPoint Energy, Inc.	2,065,248	$56,319,313
Dominion Energy, Inc.	1,598,475	132,385,700
Public Service Enterprise Group, Inc.	111,926	6,609,230
Sempra Energy	736,882	111,622,885

		306,937,128

Oil, Gas & Consumable Fuels 0.5%
Cheniere Energy, Inc. (a)	109,053	6,659,867

Total Common Stocks (Cost $978,033,673)		1,168,203,604

Short-Term Investment 4.3%
Affiliated Investment Company 4.3%
MainStay U.S. Government Liquidity Fund, 1.40% (b)	51,567,853	51,567,853

Total Short-Term Investment (Cost $51,567,853)		51,567,853

Total Investments (Cost $1,029,601,526)	100.1%	1,219,771,457
Other Assets, Less Liabilities	(0.1)	(611,160)
Net Assets	100.0%	$1,219,160,297

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,168,203,604	$—	$—	$1,168,203,604
Short-Term Investment
Affiliated Investment Company	51,567,853	—	—	51,567,853

Total Investments in Securities	$1,219,771,457	$—	$—	$1,219,771,457

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $978,033,673)	$1,168,203,604
Investment in affiliated investment company, at value (identified cost $51,567,853)	51,567,853
Cash denominated in foreign currencies (identified cost $365,255)	362,763
Receivables:
Dividends	2,069,649
Portfolio shares sold	90,019

Total assets	1,222,293,888

Liabilities
Payables:
Investment securities purchased	1,375,291
Portfolio shares redeemed	751,417
Manager (See Note 3)	646,935
NYLIFE Distributors (See Note 3)	234,392
Shareholder communication	53,421
Professional fees	40,135
Custodian	13,841
Trustees	2,955
Accrued expenses	15,204

Total liabilities	3,133,591

Net assets	$1,219,160,297

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,746
Additional paid-in capital	949,785,228

949,875,974
Total distributable earnings (loss)	269,284,323

Net assets	$1,219,160,297

Initial Class
Net assets applicable to outstanding shares	$97,502,828

Shares of beneficial interest outstanding	7,226,365

Net asset value per share outstanding	$13.49

Service Class
Net assets applicable to outstanding shares	$1,121,657,469

Shares of beneficial interest outstanding	83,519,959

Net asset value per share outstanding	$13.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$36,856,203
Dividends-affiliated	189,358
Securities lending	93
Other	49,884

Total income	37,095,538

Expenses
Manager (See Note 3)	7,639,302
Distribution/Service—Service Class (See Note 3)	2,781,813
Shareholder communication	283,399
Professional fees	137,720
Custodian	51,883
Trustees	26,303
Miscellaneous	28,869

Total expenses	10,949,289

Net investment income (loss)	26,146,249

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	58,183,489
Foreign currency transactions	(5,571)

Net realized gain (loss) on investments and foreign currency transactions	58,177,918

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	163,526,558
Translation of other assets and liabilities in foreign currencies	(4,727)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,521,831

Net realized and unrealized gain (loss) on investments and foreign currency transactions	221,699,749

Net increase (decrease) in net assets resulting from operations	$247,845,998

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,702.

12	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,146,249	$26,491,768
Net realized gain (loss) on investments and foreign currency transactions	58,177,918	61,314,371
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,521,831	(77,218,603)

Net increase (decrease) in net assets resulting from operations	247,845,998	10,587,536

Distributions to shareholders:
Initial Class	(6,045,255)	(1,159,233)
Service Class	(68,833,295)	(12,737,521)

Total distributions to shareholders	(74,878,550)	(13,896,754)

Capital share transactions:
Net proceeds from sale of shares	38,010,038	56,429,346
Net asset value of shares issued to shareholders in reinvestment of distributions	74,878,550	13,896,754
Cost of shares redeemed	(215,374,278)	(241,813,209)

Increase (decrease) in net assets derived from capital share transactions	(102,485,690)	(171,487,109)

Net increase (decrease) in net assets	70,481,758	(174,796,327)

Net Assets
Beginning of year	1,148,678,539	1,323,474,866

End of year	$1,219,160,297	$1,148,678,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$11.68	$11.75	$10.66	$10.15		$13.42

Net investment income (loss) (a)	0.31	0.28	0.25	0.19		0.28

Net realized and unrealized gain (loss) on investments	2.39	(0.32)	1.49	0.88		(2.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.14	(0.16)	0.08		0.13

Total from investment operations	2.70	0.10	1.58	1.15		(1.84)

Less distributions:

From net investment income	(0.34)	(0.15)	(0.49)	(0.34)		(0.51)

From net realized gain on investments	(0.55)	(0.02)	—	(0.30)		(0.92)

Total distributions	(0.89)	(0.17)	(0.49)	(0.64)		(1.43)

Net asset value at end of year	$13.49	$11.68	$11.75	$10.66		$10.15

Total investment return (b)	23.26%	0.80%	14.72%	11.43%		(14.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.41%	2.31%	2.11%	1.76	%(c)	2.23%

Net expenses (d)	0.68%	0.76%	0.76%	0.75	%(e)	0.77%

Portfolio turnover rate	47%	84%	30%	35%		43%

Net assets at end of year (in 000’s)	$97,503	$81,716	$83,261	$75,772		$70,368

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$11.63	$11.69	$10.62	$10.10		$13.36

Net investment income (loss) (a)	0.28	0.25	0.22	0.16		0.25

Net realized and unrealized gain (loss) on investments	2.37	(0.32)	1.47	0.89		(2.24)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.14	(0.16)	0.08		0.13

Total from investment operations	2.65	0.07	1.53	1.13		(1.86)

Less distributions:

From net investment income	(0.30)	(0.11)	(0.46)	(0.31)		(0.48)

From net realized gain on investments	(0.55)	(0.02)	—	(0.30)		(0.92)

Total distributions	(0.85)	(0.13)	(0.46)	(0.61)		(1.40)

Net asset value at end of year	$13.43	$11.63	$11.69	$10.62		$10.10

Total investment return (b)	22.95%	0.55%	14.44%	11.15%		(14.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.15%	2.08%	1.87%	1.52	%(c)	1.98%

Net expenses (d)	0.93%	1.01%	1.01%	1.00	%(e)	1.02%

Portfolio turnover rate	47%	84%	30%	35%		43%

Net assets at end of year (in 000’s)	$1,121,657	$1,066,963	$1,240,213	$1,160,397		$1,131,252

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

14	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to November 30, 2018, MainStay VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

15

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with

17

Notes to Financial Statements (continued)

counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, the Portfolio did not hold any foreign currency forward contracts.

(J)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement

(“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the year ended December 31, 2019, the effective management fee rate was 0.63%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $7,639,302 and paid the Subadvisor in the amount of $2,978,650.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

19

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$3,972	$388,796	$(341,200)	$—	$—	$51,568	$189	$—	51,568

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,038,073,928	$188,512,146	$(6,814,617)	$181,697,529

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$35,266,856	$52,329,882	$—	$181,687,585	$269,284,323

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(13,891,861)	$13,891,861

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$26,816,286	$48,062,264	$13,896,754	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $556,924 and $720,423, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2019, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)

$49,872	$7,564	$(660)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	250,314	$3,268,910
Shares issued to shareholders in reinvestment of distributions	455,955	6,045,255
Shares redeemed	(475,971)	(6,266,090)

Net increase (decrease)	230,298	$3,048,075

Year ended December 31, 2018:
Shares sold	527,083	$6,178,386
Shares issued to shareholders in reinvestment of distributions	96,208	1,159,233
Shares redeemed	(714,654)	(8,541,009)

Net increase (decrease)	(91,363)	$(1,203,390)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	2,653,770	$34,741,128
Shares issued to shareholders in reinvestment of distributions	5,212,768	68,833,295
Shares redeemed	(16,107,348)	(209,108,188)

Net increase (decrease)	(8,240,810)	$(105,533,765)

Year ended December 31, 2018:
Shares sold	4,300,629	$50,250,960
Shares issued to shareholders in reinvestment of distributions	1,061,264	12,737,521
Shares redeemed	(19,660,783)	(233,272,200)

Net increase (decrease)	(14,298,890)	$(170,283,719)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Fidelity Institutional AM® Utilities Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Fidelity Institutional AM Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and FIAM LLC (“FIAM”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and FIAM in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or FIAM that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and FIAM in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and FIAM personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and FIAM; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and FIAM; (iii) the costs of the services provided, and profits realized, by New York Life Investments and FIAM from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or FIAM. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and FIAM. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and FIAM resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and FIAM

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of FIAM, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of FIAM and ongoing analysis of, and interactions with, FIAM with respect to, among other things, the Portfolio’s investment performance and risks as well as FIAM’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that FIAM provides to the Portfolio. The Board evaluated FIAM’s experience in serving as subadvisor to the Portfolio and advising other portfolios and FIAM’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at FIAM, and New York Life Investments’ and FIAM’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and FIAM believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by FIAM. The Board reviewed FIAM’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to FIAM as well as discussions between the

24	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or FIAM had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one- and five-year periods ended July 31, 2019, and performed in line with its peer funds for the three-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and FIAM regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and FIAM

The Board considered information provided by New York Life Investments and FIAM with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and FIAM due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from FIAM, the Board considered that the subadvisory fee paid by New York Life Investments to FIAM for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and FIAM and profits realized by New York Life Investments and its affiliates and FIAM, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and FIAM and acknowledged that New York Life Investments and FIAM must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and FIAM to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and FIAM and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to FIAM from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to FIAM in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between FIAM and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to FIAM, the Board considered that any profits realized by FIAM due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and FIAM, acknowledging that any such profits are based on the subadvisory fee paid to FIAM by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to FIAM is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and FIAM on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Fidelity Institutional AM® Utilities Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803629	MSVPMFS11-02/20 (NYLIAC) NI526

MainStay VP MacKay Mid Cap Core Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	7/2/2001	22.88%	6.65%	12.21%	0.88%
Service Class Shares	6/5/2003	22.57	6.39	11.93	1.13

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Index[3]	30.54%	9.33%	13.19%
Morningstar Mid-Cap Blend Category Average[4]	26.21	7.15	11.09

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,064.30	$4.47	$1,020.87	$4.38	0.86%

Service Class Shares	$1,000.00	$1,063.00	$5.77	$1,019.61	$5.65	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Mid Cap Core Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Equity Real Estate Investment Trusts	7.1%

IT Services	6.5

Software	6.1

Insurance	4.9

Hotels, Restaurants & Leisure	4.8

Semiconductors & Semiconductor Equipment	4.4

Specialty Retail	4.3

Capital Markets	3.9

Health Care Providers & Services	3.8

Health Care Equipment & Supplies	3.3

Electronic Equipment, Instruments & Components	3.2

Machinery	3.2

Food Products	3.1

Life Sciences Tools & Services	3.0

Electric Utilities	2.3

Household Durables	2.3

Exchange-Traded Funds	2.2

Food & Staples Retailing	1.9

Aerospace & Defense	1.7

Commercial Services & Supplies	1.7

Consumer Finance	1.7

Independent Power & Renewable Electricity Producers	1.7

Metals & Mining	1.7

Multi-Utilities	1.7

Biotechnology	1.6

Professional Services	1.5

Banks	1.4

Entertainment	1.4

Energy Equipment & Services	1.2

Oil, Gas & Consumable Fuels	1.1

Pharmaceuticals	1.1%

Multiline Retail	1.0

Chemicals	0.9

Diversified Financial Services	0.9

Distributors	0.7

Interactive Media & Services	0.7

Airlines	0.6

Building Products	0.6

Paper & Forest Products	0.6

Personal Products	0.6

Textiles, Apparel & Luxury Goods	0.6

Electrical Equipment	0.5

Construction & Engineering	0.3

Containers & Packaging	0.3

Industrial Conglomerates	0.3

Media	0.3

Communications Equipment	0.2

Road & Rail	0.2

Diversified Consumer Services	0.1

Diversified Telecommunication Services	0.1

Health Care Technology	0.1

Internet & Direct Marketing Retail	0.1

Real Estate Management & Development	0.1

Technology Hardware, Storage & Peripherals	0.1

Thrifts & Mortgage Finance	0.1

Auto Components	0.0 ‡

Short-Term Investments	0.4

Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	iShares Core S&P Mid-Cap ETF

2.	Lam Research Corp.

3.	Dollar General Corp.

4.	O’Reilly Automotive, Inc.

5.	Ingersoll-Rand PLC
6.	AutoZone, Inc.

7.	Tyson Foods, Inc., Class A

8.	McKesson Corp.

9.	Kroger Co.

10.	Synchrony Financial

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Mid Cap Core Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Mid Cap Core Portfolio returned 22.88% for Initial Class shares and 22.57% for Service Class shares. Over the same period, both share classes underperformed the 30.54% return of the Russell Midcap® Index, which is the Portfolio’s benchmark, and the 26.21% return of the Morningstar Mid-Cap Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The investment backdrop to 2019 was generally not conducive to systematic stock picking. Market breadth remained narrow, with only a few sectors dominating the gains in U.S. equities. U.S.-China trade negotiations introduced a significant degree of uncertainty into markets throughout the year, which particularly affected the relative performance of high beta2 and cyclical stocks. Concerns over the economic cycle and a global manufacturing slowdown added to volatility, especially given the historic length of the equity bull market.

The narrow breadth of the market, in which there are only a few winners and many losers, undermined the effectiveness of the Portfolio’s multi-factor stock selection process. Value continued to face significant challenges, as investors generally disregarded price or company fundamentals in pursuit of exposure to growth style companies. Trend-following investment approaches, relying on momentum or sentiment signals, also proved inconsistent, and even risky, in an environment in which market breadth was narrow and nonstop macroeconomic and political themes steered the markets, with frequent risk-on and risk-off movements. Consequently, our stock selection model proved broadly ineffective during the reporting period, detracting from relative performance.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Portfolio’s relative performance, and which sectors and/ or countries were particularly weak?

The information technology sector provided the strongest positive contribution to the Portfolio’s performance relative to the Russell Midcap® Index. (Contributions take weightings and total returns into account.) The sectors that detracted the most from the Portfolio’s relative performance during the reporting period included industrials, health care and communication services.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contribution to the Portfolio’s absolute performance during the reporting period included semiconductor equipment makers Lam Research and Qorvo, and technology product reseller CDW. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period included oil & gas exploration & production companies EQT and Cabot Oil & Gas, and electric utility PG&E.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest initial purchase during the reporting period was in shares of medical product distributor McKesson, while the Portfolio’s largest increase in position size was in discount retailer Dollar General. During the same period, the most substantial position that the Portfolio exited completely was in computer hardware company Dell Technologies, while the Portfolio’s most substantial decrease in position size was in multiline health maintenance organization (HMO) Centene.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector-weighting increases relative to the Russell Midcap® Index were in consumer discretionary and consumer staples. Over the same period, the Portfolio’s most substantial sector-weighting decreases relative to the benchmark were in communication services and real estate.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio sector exposures most substantially overweight relative to the Russell Midcap® Index included health care and consumer discretionary. As of the same date, the Portfolio sector exposures that were most substantially underweight relative to the benchmark included industrials and real estate.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Mid Cap Core Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 97.6%†
Aerospace & Defense 1.7%
Curtiss-Wright Corp.	31,860	$4,488,755
Huntington Ingalls Industries, Inc.	23,712	5,948,867
L3Harris Technologies, Inc.	286	56,591
Spirit AeroSystems Holdings, Inc., Class A	73,004	5,320,531

		15,814,744

Airlines 0.6%
United Airlines Holdings, Inc. (a)	58,734	5,173,878

Auto Components 0.0%‡
Lear Corp.	2,442	335,042

Banks 1.4%
Bank OZK	135,044	4,119,517
Comerica, Inc.	630	45,202
Fifth Third Bancorp	21,617	664,507
First Hawaiian, Inc.	30,001	865,529
Signature Bank	42,366	5,787,619
Texas Capital Bancshares, Inc. (a)	19,996	1,135,173

		12,617,547

Biotechnology 1.6%
Alkermes PLC (a)	134,478	2,743,351
Exelixis, Inc. (a)	176,980	3,118,388
Incyte Corp. (a)	72,003	6,287,302
United Therapeutics Corp. (a)	31,542	2,778,219

		14,927,260

Building Products 0.6%
Fortune Brands Home & Security, Inc.	633	41,360
Owens Corning	86,430	5,628,322

		5,669,682

Capital Markets 3.9%
Ameriprise Financial, Inc.	38,727	6,451,144
Cboe Global Markets, Inc.	29,258	3,510,960
Evercore, Inc., Class A	69,204	5,173,691
Janus Henderson Group PLC	165,367	4,043,223
Legg Mason, Inc.	42,752	1,535,224
LPL Financial Holdings, Inc.	61,220	5,647,545
Morningstar, Inc.	13,326	2,016,357
State Street Corp.	92,230	7,295,393

		35,673,537

Chemicals 0.9%
Cabot Corp.	29,943	1,422,891
Huntsman Corp.	229,028	5,533,317
Olin Corp.	52,260	901,485

		7,857,693

Commercial Services & Supplies 1.7%
ADT, Inc. (b)	118,402	938,928

	Shares	Value
Commercial Services & Supplies (continued)
Clean Harbors, Inc. (a)	63,646	$5,457,644
KAR Auction Services, Inc. (b)	153,396	3,342,499
Republic Services, Inc.	64,086	5,744,028

		15,483,099

Communications Equipment 0.2%
EchoStar Corp., Class A (a)	48,754	2,111,536

Construction & Engineering 0.3%
AECOM (a)	64,618	2,786,974

Consumer Finance 1.7%
Discover Financial Services	46,960	3,983,147
SLM Corp.	421,308	3,753,854
Synchrony Financial	205,230	7,390,333

		15,127,334

Containers & Packaging 0.3%
Ardagh Group S.A.	10,380	203,240
Avery Dennison Corp.	10,917	1,428,162
WestRock Co.	17,451	748,823

		2,380,225

Distributors 0.7%
LKQ Corp. (a)	169,428	6,048,580
Pool Corp.	87	18,477

		6,067,057

Diversified Consumer Services 0.1%
Frontdoor, Inc. (a)	20,988	995,251

Diversified Financial Services 0.9%
AXA Equitable Holdings, Inc.	244,316	6,054,150
Jefferies Financial Group, Inc.	13,862	296,231
Voya Financial, Inc.	29,909	1,823,851

		8,174,232

Diversified Telecommunication Services 0.1%
CenturyLink, Inc.	44,871	592,746

Electric Utilities 2.3%
Entergy Corp.	60,402	7,236,160
Evergy, Inc.	34,836	2,267,475
FirstEnergy Corp.	106,364	5,169,290
PG&E Corp. (a)	58,134	631,917
Pinnacle West Capital Corp.	19,117	1,719,192
PPL Corp.	116,098	4,165,596

		21,189,630

Electrical Equipment 0.5%
Acuity Brands, Inc.	23,662	3,265,356
Regal Beloit Corp.	17,582	1,505,195

		4,770,551

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 3.2%
Arrow Electronics, Inc. (a)	67,017	$5,679,020
Avnet, Inc.	126,948	5,387,673
CDW Corp.	51,475	7,352,689
Jabil, Inc.	133,370	5,512,182
SYNNEX Corp.	42,522	5,476,834

		29,408,398

Energy Equipment & Services 1.2%
Helmerich & Payne, Inc.	126,779	5,759,570
Patterson-UTI Energy, Inc.	503,493	5,286,676

		11,046,246

Entertainment 1.4%
Lions Gate Entertainment Corp., Class B (a)	253,460	2,516,858
Live Nation Entertainment, Inc. (a)	17,925	1,281,100
Roku, Inc. (a)	9,513	1,273,791
Take-Two Interactive Software, Inc. (a)	52,163	6,386,316
Zynga, Inc., Class A (a)	290,834	1,779,904

		13,237,969

Equity Real Estate Investment Trusts 7.1%
Alexandria Real Estate Equities, Inc.	4,039	652,622
American Campus Communities, Inc.	23,874	1,122,794
American Homes 4 Rent, Class A	73,314	1,921,560
Americold Realty Trust	59,056	2,070,503
Apartment Investment & Management Co., Class A	107	5,527
AvalonBay Communities, Inc.	9,241	1,937,838
Boston Properties, Inc.	7,538	1,039,189
Brandywine Realty Trust	71,591	1,127,558
Camden Property Trust	6,654	705,989
Colony Capital, Inc.	349,199	1,658,695
Columbia Property Trust, Inc.	63,730	1,332,594
CoreSite Realty Corp.	3,329	373,247
Corporate Office Properties Trust	59,283	1,741,735
CyrusOne, Inc.	32,978	2,157,750
Digital Realty Trust, Inc.	11,753	1,407,304
Duke Realty Corp.	2,979	103,282
Empire State Realty Trust, Inc., Class A	112,618	1,572,147
Equity LifeStyle Properties, Inc.	38,278	2,694,388
Equity Residential	54,971	4,448,253
Essex Property Trust, Inc.	2,905	873,998
Extra Space Storage, Inc.	1,059	111,852
Gaming and Leisure Properties, Inc.	53,375	2,297,794
Healthpeak Properties, Inc.	14,353	494,748
Host Hotels & Resorts, Inc.	153,901	2,854,864
Invitation Homes, Inc.	27,977	838,471
Life Storage, Inc.	7,139	773,011
Mid-America Apartment Communities, Inc.	22,357	2,947,994
OUTFRONT Media, Inc.	67,741	1,816,814
Paramount Group, Inc.	21,229	295,508
Realty Income Corp.	17,480	1,287,052

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Retail Properties of America, Inc., Class A	107,429	$1,439,549
SBA Communications Corp.	17,728	4,272,271
SITE Centers Corp.	74,965	1,051,009
Sun Communities, Inc.	18,109	2,718,161
UDR, Inc.	5,130	239,571
Ventas, Inc.	65,232	3,766,496
VEREIT, Inc.	256,260	2,367,842
Welltower, Inc.	62,022	5,072,159
Weyerhaeuser Co.	38,385	1,159,227
W.P. Carey, Inc.	2,019	161,601

		64,912,967

Food & Staples Retailing 1.9%
Kroger Co.	260,015	7,537,835
Sprouts Farmers Market, Inc. (a)	218,531	4,228,575
U.S. Foods Holding Corp. (a)	144,663	6,059,933

		17,826,343

Food Products 3.1%
Bunge, Ltd.	102,771	5,914,471
Hershey Co.	49,130	7,221,127
Pilgrim’s Pride Corp. (a)	157,986	5,168,512
TreeHouse Foods, Inc. (a)	39,481	1,914,829
Tyson Foods, Inc., Class A	86,445	7,869,953

		28,088,892

Health Care Equipment & Supplies 3.3%
Align Technology, Inc. (a)	6,161	1,719,165
DENTSPLY SIRONA, Inc.	89,354	5,056,543
Hill-Rom Holdings, Inc.	51,240	5,817,277
Hologic, Inc. (a)	72,581	3,789,454
ResMed, Inc.	23,010	3,565,860
STERIS PLC	40,017	6,099,391
West Pharmaceutical Services, Inc.	28,447	4,276,438

		30,324,128

Health Care Providers & Services 3.8%
AmerisourceBergen Corp.	74,185	6,307,209
Cardinal Health, Inc.	75,088	3,797,951
Centene Corp. (a)	3,328	209,231
DaVita, Inc. (a)	80,969	6,075,104
McKesson Corp.	55,207	7,636,232
MEDNAX, Inc. (a)	121,512	3,376,819
WellCare Health Plans, Inc. (a)	20,924	6,909,314

		34,311,860

Health Care Technology 0.1%
Cerner Corp.	15,402	1,130,353

Hotels, Restaurants & Leisure 4.8%
Aramark	139,061	6,035,247
Caesars Entertainment Corp. (a)	431,598	5,869,733
Chipotle Mexican Grill, Inc. (a)	1,468	1,228,877
Darden Restaurants, Inc.	55,346	6,033,267

10	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Extended Stay America, Inc.	354,551	$5,268,628
MGM Resorts International	205,391	6,833,359
Norwegian Cruise Line Holdings, Ltd. (a)	111,711	6,525,040
Yum China Holdings, Inc.	130,811	6,280,236

		44,074,387

Household Durables 2.3%
Lennar Corp., Class A	27,381	1,527,586
Newell Brands, Inc.	24,088	462,971
NVR, Inc. (a)	1,589	6,051,564
PulteGroup, Inc.	140,951	5,468,899
Tempur Sealy International, Inc. (a)	22,049	1,919,586
Toll Brothers, Inc.	136,720	5,401,807

		20,832,413

Independent Power & Renewable Electricity Producers 1.7%
AES Corp.	330,804	6,583,000
NRG Energy, Inc.	87,682	3,485,359
Vistra Energy Corp.	230,474	5,298,597

		15,366,956

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	14,482	2,343,767

Insurance 4.9%
American National Insurance Co.	15,056	1,771,790
Arch Capital Group, Ltd. (a)	88,354	3,789,503
Athene Holding, Ltd., Class A (a)	123,521	5,809,193
Brighthouse Financial, Inc. (a)	130,150	5,105,785
Everest Re Group, Ltd.	1,198	331,654
Fidelity National Financial, Inc.	100,852	4,573,638
First American Financial Corp.	61,645	3,595,136
Hartford Financial Services Group, Inc.	84,445	5,131,723
Mercury General Corp.	10,132	493,732
Old Republic International Corp.	173,233	3,875,222
Reinsurance Group of America, Inc.	36,057	5,879,454
Unum Group	160,004	4,665,717

		45,022,547

Interactive Media & Services 0.7%
IAC/InterActiveCorp (a)	14,285	3,558,536
TripAdvisor, Inc.	95,317	2,895,731

		6,454,267

Internet & Direct Marketing Retail 0.1%
Qurate Retail, Inc., Series A (a)	92,513	779,885

IT Services 6.5%
Akamai Technologies, Inc. (a)	75,738	6,542,248
Amdocs, Ltd.	55,114	3,978,680
Booz Allen Hamilton Holding Corp.	82,724	5,884,158
CACI International, Inc., Class A (a)	22,942	5,735,271
DXC Technology Co.	162,271	6,099,767

	Shares	Value
IT Services (continued)
Euronet Worldwide, Inc. (a)	36,882	$5,811,128
Fiserv, Inc. (a)	32,192	3,722,361
Genpact, Ltd.	109,232	4,606,313
Global Payments, Inc.	28,728	5,244,584
GoDaddy, Inc., Class A (a)	86,271	5,859,526
Leidos Holdings, Inc.	63,852	6,250,472

		59,734,508

Life Sciences Tools & Services 3.0%
Avantor, Inc. (a)	278,238	5,050,020
Bruker Corp.	109,694	5,591,103
Charles River Laboratories International, Inc. (a)	38,275	5,846,889
IQVIA Holdings, Inc. (a)	34,928	5,396,725
PRA Health Sciences, Inc. (a)	53,142	5,906,733

		27,791,470

Machinery 3.2%
AGCO Corp.	70,192	5,422,332
Allison Transmission Holdings, Inc.	59,767	2,887,942
Crane Co.	1,296	111,949
Cummins, Inc.	13,897	2,487,007
Ingersoll-Rand PLC	63,320	8,416,494
Oshkosh Corp.	43,385	4,106,390
Timken Co.	95,448	5,374,677
Woodward, Inc.	5,293	626,903

		29,433,694

Media 0.3%
Altice U.S.A., Inc., Class A (a)	10,998	300,685
Fox Corp., Class B (a)	48,136	1,752,150
News Corp., Class B	39,495	573,073
ViacomCBS, Inc., Class A (b)	4,346	195,005

		2,820,913

Metals & Mining 1.7%
Newmont Goldcorp Corp.	108,311	4,706,113
Reliance Steel & Aluminum Co.	47,460	5,683,809
Steel Dynamics, Inc.	162,867	5,543,993

		15,933,915

Multi-Utilities 1.7%
CenterPoint Energy, Inc.	177,674	4,845,170
Consolidated Edison, Inc.	68,526	6,199,547
DTE Energy Co.	15,849	2,058,310
MDU Resources Group, Inc.	8,587	255,120
Public Service Enterprise Group, Inc.	22,772	1,344,686
WEC Energy Group, Inc.	8,465	780,727

		15,483,560

Multiline Retail 1.0%
Dollar General Corp.	60,356	9,414,329

Oil, Gas & Consumable Fuels 1.1%
Cabot Oil & Gas Corp.	87,850	1,529,469

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.	59,614	$3,023,026
PBF Energy, Inc., Class A	171,884	5,392,001

		9,944,496

Paper & Forest Products 0.6%
Domtar Corp.	133,447	5,103,013

Personal Products 0.6%
Nu Skin Enterprises, Inc., Class A	132,044	5,411,163

Pharmaceuticals 1.1%
Horizon Therapeutics PLC (a)	26,585	962,377
Mylan N.V. (a)	315,358	6,338,696
Perrigo Co. PLC	50,248	2,595,812

		9,896,885

Professional Services 1.5%
IHS Markit, Ltd. (a)	3,767	283,844
ManpowerGroup, Inc.	57,106	5,544,993
Nielsen Holdings PLC	13,011	264,123
Robert Half International, Inc.	47,515	3,000,572
TransUnion	56,484	4,835,595

		13,929,127

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	5,522	961,325

Road & Rail 0.2%
Schneider National, Inc., Class B	85,866	1,873,596

Semiconductors & Semiconductor Equipment 4.4%
Entegris, Inc.	89,448	4,480,450
KLA Corp.	40,797	7,268,801
Lam Research Corp.	33,302	9,737,505
MKS Instruments, Inc.	45,968	5,056,940
Qorvo, Inc. (a)	55,691	6,472,965
Skyworks Solutions, Inc.	45,070	5,448,062
Teradyne, Inc.	26,634	1,816,172

		40,280,895

Software 6.1%
Cadence Design Systems, Inc. (a)	103,044	7,147,132
CDK Global, Inc.	33,332	1,822,594
Citrix Systems, Inc.	33,814	3,749,973
Dropbox, Inc., Class A (a)	305,818	5,477,200
Fair Isaac Corp. (a)	5,194	1,946,088
Fortinet, Inc. (a)	62,138	6,633,853
LogMeIn, Inc.	34,795	2,983,323
Nuance Communications, Inc. (a)	23,135	412,497
Palo Alto Networks, Inc. (a)	31,683	7,326,694
SS&C Technologies Holdings, Inc.	106,504	6,539,346
Synopsys, Inc. (a)	52,758	7,343,913

	Shares	Value
Software (continued)
Teradata Corp. (a)	153,720	$4,115,084

		55,497,697

Specialty Retail 4.3%
Advance Auto Parts, Inc.	28,614	4,582,818
AutoNation, Inc. (a)	99,776	4,852,107
AutoZone, Inc. (a)	6,668	7,943,655
Best Buy Co., Inc.	82,665	7,257,987
O’Reilly Automotive, Inc. (a)	19,350	8,480,331
Penske Automotive Group, Inc.	32,043	1,609,200
Tractor Supply Co.	49,736	4,647,332

		39,373,430

Technology Hardware, Storage & Peripherals 0.1%
Xerox Holdings Corp. (a)	30,637	1,129,586

Textiles, Apparel & Luxury Goods 0.6%
Skechers U.S.A., Inc., Class A (a)	132,784	5,734,941

Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	46,607	560,216

Total Common Stocks (Cost $788,844,484)		893,218,155

Exchange-Traded Funds 2.2%
iShares Core S&P Mid-Cap ETF	63,039	12,974,687
iShares Russell Mid-Cap ETF	99,421	5,927,480
SPDR S&P 500 ETF Trust	3,220	1,036,389

Total Exchange-Traded Funds (Cost $19,271,921)		19,938,556

Short-Term Investments 0.4%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund,1.40% (c)	2,349,380	2,349,380

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)(d)	1,130,747	1,130,747

Total Short-Term Investments (Cost $3,480,127)		3,480,127

Total Investments (Cost $811,596,532)	100.2%	916,636,838
Other Assets, Less Liabilities	(0.2)	(1,951,126)
Net Assets	100.0%	$914,685,712

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

12	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $3,757,330; the total market value of collateral held by the Portfolio was $3,895,863. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,765,116 (See Note 2(H)).

(c)	Current yield as of December 31, 2019.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$893,218,155	$—	$—	$893,218,155
Exchange-Traded Funds	19,938,556	—	—	19,938,556
Short-Term Investments
Affiliated Investment Company	2,349,380	—	—	2,349,380
Unaffiliated Investment Company	1,130,747	—	—	1,130,747

Total Short-Term Investments	3,480,127	—	—	3,480,127

Total Investments in Securities	$916,636,838	$—	$—	$916,636,838

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $809,247,152) including securities on loan of $3,757,330	$914,287,458
Investment in affiliated investment company, at value (identified cost $2,349,380)	2,349,380
Receivables:
Dividends	982,518
Portfolio shares sold	255,276
Securities lending	1,602

Total assets	917,876,234

Liabilities
Due to custodian	264
Cash collateral received for securities on loan	1,130,747
Payables:
Investment securities purchased	975,690
Manager (See Note 3)	629,995
Portfolio shares redeemed	253,901
NYLIFE Distributors (See Note 3)	108,143
Shareholder communication	40,717
Professional fees	33,543
Custodian	14,226
Trustees	1,390
Accrued expenses	1,906

Total liabilities	3,190,522

Net assets	$914,685,712

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$68,134
Additional paid-in capital	751,976,391

752,044,525
Total distributable earnings (loss)	162,641,187

Net assets	$914,685,712

Initial Class
Net assets applicable to outstanding shares	$398,240,416

Shares of beneficial interest outstanding	29,359,263

Net asset value per share outstanding	$13.56

Service Class
Net assets applicable to outstanding shares	$516,445,296

Shares of beneficial interest outstanding	38,774,660

Net asset value per share outstanding	$13.32

14	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$14,219,256
Securities lending	951,284
Dividends-affiliated	15,847
Other	1,121

Total income	15,187,508

Expenses
Manager (See Note 3)	7,602,098
Distribution/Service—Service Class (See Note 3)	1,177,300
Professional fees	108,206
Shareholder communication	103,250
Custodian	35,185
Trustees	22,263
Miscellaneous	33,541

Total expenses before waiver/reimbursement	9,081,843
Expense waiver/reimbursement from Manager (See Note 3)	(213,008)

Net expenses	8,868,835

Net investment income (loss)	6,318,673

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	64,752,696
Foreign currency transactions	(5)

Net realized gain (loss) on investments and foreign currency transactions	64,752,691

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	112,581,706
Translation of other assets and liabilities in foreign currencies	(1)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	112,581,705

Net realized and unrealized gain (loss) on investments and foreign currency transactions	177,334,396

Net increase (decrease) in net assets resulting from operations	$183,653,069

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,158.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,318,673	$9,264,216
Net realized gain (loss) on investments and foreign currency transactions	64,752,691	48,167,494
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	112,581,705	(171,183,352)

Net increase (decrease) in net assets resulting from operations	183,653,069	(113,751,642)

Distributions to shareholders:
Initial Class	(29,305,651)	(66,126,079)
Service Class	(35,122,238)	(59,668,222)

Total distributions to shareholders	(64,427,889)	(125,794,301)

Capital share transactions:
Net proceeds from sale of shares	95,825,814	120,202,744
Net asset value of shares issued to shareholders in reinvestment of distributions	64,427,889	125,794,301
Cost of shares redeemed	(213,935,937)	(137,924,416)

Increase (decrease) in net assets derived from capital share transactions	(53,682,234)	108,072,629

Net increase (decrease) in net assets	65,542,946	(131,473,314)

Net Assets
Beginning of year	849,142,766	980,616,080

End of year	$914,685,712	$849,142,766

16	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.94	$15.57	$13.37	$13.00	$15.83

Net investment income (loss) (a)	0.11	0.16	0.12	0.13	0.13

Net realized and unrealized gain (loss) on investments	2.54	(1.68)	2.42	1.28	(0.73)

Total from investment operations	2.65	(1.52)	2.54	1.41	(0.60)

Less distributions:

From net investment income	(0.16)	(0.15)	(0.16)	(0.11)	(0.09)

From net realized gain on investments	(0.87)	(1.96)	(0.18)	(0.93)	(2.14)

Total distributions	(1.03)	(2.11)	(0.34)	(1.04)	(2.23)

Net asset value at end of year	$13.56	$11.94	$15.57	$13.37	$13.00

Total investment return (b)	22.88%	(11.98%)	19.14%	11.17%	(3.68%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.84%	1.08%	0.87%	1.09%	0.88%

Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.86%

Expenses (before waiver/reimbursement) (c)	0.88%	0.88%	0.88%	0.89%	0.88%

Portfolio turnover rate	174%	181%	155%	164%	174%

Net assets at end of year (in 000’s)	$398,240	$453,343	$503,364	$558,783	$506,368

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.74	$15.35	$13.18	$12.83	$15.64

Net investment income (loss) (a)	0.08	0.12	0.09	0.12	0.09

Net realized and unrealized gain (loss) on investments	2.49	(1.66)	2.38	1.24	(0.71)

Total from investment operations	2.57	(1.54)	2.47	1.36	(0.62)

Less distributions:

From net investment income	(0.12)	(0.11)	(0.12)	(0.08)	(0.05)

From net realized gain on investments	(0.87)	(1.96)	(0.18)	(0.93)	(2.14)

Total distributions	(0.99)	(2.07)	(0.30)	(1.01)	(2.19)

Net asset value at end of year	$13.32	$11.74	$15.35	$13.18	$12.83

Total investment return (b)	22.57%	(12.20%)	18.85%	10.89%	(3.92%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.58%	0.83%	0.64%	0.83%	0.61%

Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.11%

Expenses (before waiver/reimbursement) (c)	1.13%	1.13%	1.13%	1.14%	1.13%

Portfolio turnover rate	174%	181%	155%	164%	174%

Net assets at end of year (in 000’s)	$516,445	$395,800	$477,253	$435,287	$426,143

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP MacKay Mid Cap Core Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

19

Notes to Financial Statements (continued)

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2019, the Portfolio did not hold any rights or warrants.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $3,757,330; the total market value of collateral held by the Portfolio was $3,895,863. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,765,116 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,130,747.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

20	MainStay VP MacKay Mid Cap Core Portfolio

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the

Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the year ended December 31, 2019, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2020 and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $7,602,098 and waived fees/reimbursed expenses in the amount of $213,008 and paid the Subadvisor in the amount of $3,694,545.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

21

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$2,713	$41,264	$(41,628)	$—	$—	$2,349	$16	$—	2,349

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$818,350,321	$105,533,905	$(7,247,388)	$98,286,517

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$26,566,072	$37,495,536	$293,066	$98,286,513	$162,641,187

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from REITs.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains

$8,888,934	$55,538,955	$45,839,145	$79,955,156

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $1,548,008 and $1,657,372, respectively.

22	MainStay VP MacKay Mid Cap Core Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	619,575	$8,402,467
Shares issued to shareholders in reinvestment of distributions	2,337,954	29,305,651
Shares redeemed	(11,560,001)	(155,467,700)

Net increase (decrease)	(8,602,472)	$(117,759,582)

Year ended December 31, 2018:
Shares sold	4,580,915	$65,688,231
Shares issued to shareholders in reinvestment of distributions	4,635,445	66,126,079
Shares redeemed	(3,575,706)	(55,816,319)

Net increase (decrease)	5,640,654	$75,997,991

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	6,621,506	$87,423,347
Shares issued to shareholders in reinvestment of distributions	2,851,850	35,122,238
Shares redeemed	(4,406,274)	(58,468,237)

Net increase (decrease)	5,067,082	$64,077,348

Year ended December 31, 2018:
Shares sold	3,770,863	$54,514,513
Shares issued to shareholders in reinvestment of distributions	4,251,410	59,668,222
Shares redeemed	(5,413,515)	(82,108,097)

Net increase (decrease)	2,608,758	$32,074,638

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to

23

Notes to Financial Statements (continued)

permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court held that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Mid Cap Core Portfolio	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Mid Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Mid Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Mid Cap Core Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Mid Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

26	MainStay VP MacKay Mid Cap Core Portfolio

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New

York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the

28	MainStay VP MacKay Mid Cap Core Portfolio

management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust ; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

30	MainStay VP MacKay Mid Cap Core Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay VP MacKay Mid Cap Core Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802521	MSVPMCC11-02/20 (NYLIAC) NI527

MainStay VP MacKay Small Cap Core Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/2/2016	17.82%	8.70%	0.83%
Service Class Shares	5/2/2016	17.53	8.43	1.08

Benchmark Performance	One Year	Since Inception

Russell 2000® Index[3]	25.52%	12.50%
Morningstar Small Blend Category Average[4]	23.75	10.12

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,054.20	$4.14	$1,021.17	$4.08	0.80%

Service Class Shares	$1,000.00	$1,052.90	$5.43	$1,019.91	$5.35	1.05%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Small Cap Core Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Banks	8.3%

Biotechnology	7.5

Equity Real Estate Investment Trusts	5.8

Software	5.7

Specialty Retail	4.5

Electronic Equipment, Instruments & Components	4.0

Health Care Equipment & Supplies	4.0

Pharmaceuticals	3.2

Semiconductors & Semiconductor Equipment	3.1

Machinery	2.7

Household Durables	2.6

Oil, Gas & Consumable Fuels	2.6

Exchange-Traded Fund	2.5

Construction & Engineering	2.3

Thrifts & Mortgage Finance	2.2

Commercial Services & Supplies	2.1

Electrical Equipment	2.0

Health Care Providers & Services	2.0

Insurance	2.0

Trading Companies & Distributors	2.0

Capital Markets	1.7

Building Products	1.6

IT Services	1.6

Food Products	1.5

Water Utilities	1.5

Hotels, Restaurants & Leisure	1.4

Aerospace & Defense	1.3

Health Care Technology	1.3

Chemicals	1.2

Textiles, Apparel & Luxury Goods	1.1

Communications Equipment	1.0

Food & Staples Retailing	1.0

Life Sciences Tools & Services	0.9

Real Estate Management & Development	0.9

Beverages	0.8%

Diversified Financial Services	0.7

Professional Services	0.7

Tobacco	0.7

Auto Components	0.6

Leisure Products	0.6

Metals & Mining	0.6

Consumer Finance	0.5

Diversified Consumer Services	0.5

Electric Utilities	0.5

Energy Equipment & Services	0.5

Paper & Forest Products	0.5

Household Products	0.4

Independent Power & Renewable Electricity Producers	0.4

Internet & Direct Marketing Retail	0.4

Marine	0.4

Automobiles	0.3

Interactive Media & Services	0.3

Media	0.3

Mortgage Real Estate Investment Trusts	0.3

Road & Rail	0.3

Diversified Telecommunication Services	0.2

Construction Materials	0.1

Distributors	0.1

Personal Products	0.1

Technology Hardware, Storage & Peripherals	0.1

Air Freight & Logistics	0.0	‡

Airlines	0.0	‡

Entertainment	0.0	‡

Gas Utilities	0.0	‡

Short-Term Investment	1.0

Other Assets, Less Liabilities	–1.0

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Performance Food Group Co.

3.	Cirrus Logic, Inc.

4.	Darling Ingredients, Inc.

5.	Deckers Outdoor Corp.
6.	EastGroup Properties, Inc.

7.	EMCOR Group, Inc.

8.	ACI Worldwide, Inc.

9.	Tenet Healthcare Corp.

10.	j2 Global, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Small Cap Core Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Small Cap Core Portfolio returned 17.82% for Initial Class shares and 17.53% for Service Class shares. Over the same period, both share classes underperformed the 25.52% return of the Russell 2000® Index, which is the Portfolio’s benchmark, and the 23.75% return of the Morningstar Small Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

U.S. equity indices rallied in 2019, supported by improved international trade relations toward the end of the year, an accommodative Federal Reserve (“Fed”) monetary strategy and strong corporate earnings. The Portfolio achieved gains amid elevated levels of volatility resulting from uncertainty around Brexit, geopolitical tensions and the health of the global economy. As was the case in 2018, growth outperformed value across all market capitalization sizes. However, performance in terms of capitalization size proved inconsistent during the reporting period as investors shifted between risk-on and risk-off sentiment.

In this unbalanced, volatile and macro-driven investment climate, the efficacy of the Portfolio’s stock selection model, particularly its valuation measures, proved broadly negative relative to its benchmark, the Russell 2000® Index.

Which sectors and/or countries were the strongest positive contributors to the Portfolio’s relative performance, and which sectors and/or countries were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s performance relative to the Russell 2000® Index included the consumer staples and information technology sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the consumer discretionary, communication services and industrials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contributions to the Portfolio’s absolute performance during the reporting period included biotechnology companies Array BioPharma and Arrowhead Pharmaceuticals, along with information technology infrastructure provider Vectrus. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period included coal & consumable fuels producers Peabody Energy and CONSOL Energy, and education and publishing company Houghton Mifflin Harcourt.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in semiconductor developer Cirrus Logic, while the largest increase in position size was in food, feed and fuel producer Darling Ingredients. During the same period, the most substantial position that the Portfolio exited completely was in human resources services provider Insperity, while the Portfolio’s most substantial decrease in position size was in consumer finance company Green Dot.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s largest sector weighting increases relative to the Russell 2000® Index were in information technology and consumer staples. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in communication services and energy.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio’s largest overweight positions relative to the Russell 2000® Index included the information technology and consumer staples sectors. As of the same date, the Portfolio positions most substantially underweight relative to the benchmark were in the financials and communication services sectors.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Small Cap Core Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 97.5%†
Aerospace & Defense 1.3%
AAR Corp.	41,300	$1,862,630
Ducommun, Inc. (a)	33,000	1,667,490
Moog, Inc., Class A	20,800	1,774,864
Vectrus, Inc. (a)	31,700	1,624,942

		6,929,926

Air Freight & Logistics 0.0%‡
Radiant Logistics, Inc. (a)	5,800	32,306

Airlines 0.0%‡
Hawaiian Holdings, Inc.	4,000	117,160

Auto Components 0.6%
Adient PLC (a)	86,100	1,829,625
Cooper-Standard Holdings, Inc. (a)	16,000	530,560
Dana, Inc.	42,300	769,860

		3,130,045

Automobiles 0.3%
Winnebago Industries, Inc.	29,000	1,536,420

Banks 8.3%
Amerant Bancorp, Inc. (a)(b)	1,400	30,506
Bancorp, Inc. (a)	137,300	1,780,781
BayCom Corp. (a)	10,200	231,948
BCB Bancorp, Inc.	41,200	568,148
Berkshire Hills Bancorp, Inc.	25,800	848,304
Boston Private Financial Holdings, Inc.	56,000	673,680
Bridge Bancorp, Inc.	33,290	1,116,214
Cadence Bancorp	119,600	2,168,348
Capstar Financial Holdings, Inc.	11,500	191,475
Century Bancorp, Inc., Class A	9,300	836,628
Civista Bancshares, Inc.	36,500	876,000
ConnectOne Bancorp, Inc.	39,200	1,008,224
Customers Bancorp, Inc. (a)	69,900	1,664,319
Dime Community Bancshares, Inc.	17,900	373,931
Eagle Bancorp, Inc.	33,300	1,619,379
Esquire Financial Holdings, Inc. (a)	3,200	83,424
Farmers National Banc Corp.	11,400	186,048
Financial Institutions, Inc.	46,400	1,489,440
First BanCorp	108,800	1,152,192
First Business Financial Services, Inc.	21,100	555,563
First Financial Northwest, Inc.	17,300	258,462
First Foundation, Inc.	98,300	1,710,420
First Internet Bancorp	44,600	1,057,466
First Midwest Bancorp, Inc.	93,400	2,153,804
First Northwest Bancorp	9,200	166,796
First of Long Island Corp.	25,800	647,064
Flushing Financial Corp.	62,700	1,354,634
Franklin Financial Network, Inc.	46,700	1,603,211

	Shares	Value
Banks (continued)
Great Southern Bancorp, Inc.	5,900	$373,588
Hancock Whitney Corp.	47,900	2,101,852
Hanmi Financial Corp.	57,000	1,139,715
Hilltop Holdings, Inc.	34,200	852,606
Independent Bank Group, Inc.	1,800	99,792
Investar Holding Corp.	3,900	93,600
Investors Bancorp, Inc.	141,300	1,683,589
LCNB Corp.	3,100	59,830
Level One Bancorp, Inc.	1,100	27,676
Mainstreet Bancshares, Inc. (a)	600	13,800
Mercantile Bank Corp.	600	21,882
Metropolitan Bank Holding Corp. (a)	24,700	1,191,281
MidWestOne Financial Group, Inc.	11,000	398,530
Northeast Bank (a)	7,400	162,726
OFG Bancorp	9,600	226,656
Orrstown Financial Services, Inc.	13,200	298,584
PCB Bancorp	24,100	416,448
Peapack-Gladstone Financial Corp.	42,200	1,303,980
Preferred Bank / Los Angeles CA	16,000	961,440
QCR Holdings, Inc.	9,500	416,670
RBB Bancorp	59,200	1,253,264
Reliant Bancorp, Inc.	700	15,568
Republic Bancorp, Inc., Class A	16,800	786,240
Richmond Mutual BanCorp., Inc. (a)	4,300	68,628
SB One Bancorp	5,600	139,552
SmartFinancial, Inc.	34,900	825,385
South Plains Financial, Inc.	3,900	81,393
TriState Capital Holdings, Inc. (a)	4,200	109,704
WesBanco, Inc.	28,600	1,080,794
West Bancorp., Inc.	5,400	138,402

		42,749,584

Beverages 0.8%
Boston Beer Co., Inc., Class A (a)	6,000	2,267,100
Coca-Cola Consolidated, Inc.	6,500	1,846,325
Craft Brew Alliance, Inc. (a)	4,300	70,950

		4,184,375

Biotechnology 7.5%
ACADIA Pharmaceuticals, Inc. (a)	30,400	1,300,512
Acceleron Pharma, Inc. (a)	22,702	1,203,660
Aimmune Therapeutics, Inc. (a)(b)	19,400	649,318
Allakos, Inc. (a)(b)	5,700	543,552
Amicus Therapeutics, Inc. (a)	111,040	1,081,530
AnaptysBio, Inc. (a)	2,600	42,250
Arena Pharmaceuticals, Inc. (a)	17,483	794,078
Arrowhead Pharmaceuticals, Inc. (a)	27,800	1,763,354
Atara Biotherapeutics, Inc. (a)	34,900	574,803
Audentes Therapeutics, Inc. (a)	24,700	1,478,048
Biohaven Pharmaceutical Holding Co., Ltd. (a)	13,600	740,384
Blueprint Medicines Corp. (a)	15,400	1,233,694
Editas Medicine, Inc. (a)	31,200	923,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Emergent BioSolutions, Inc. (a)	14,992	$808,819
Enanta Pharmaceuticals, Inc. (a)	8,800	543,664
FibroGen, Inc. (a)	27,219	1,167,423
Global Blood Therapeutics, Inc. (a)	20,400	1,621,596
Halozyme Therapeutics, Inc. (a)	60,900	1,079,757
Heron Therapeutics, Inc. (a)	30,200	709,700
Immunomedics, Inc. (a)	56,200	1,189,192
Insmed, Inc. (a)	46,690	1,114,957
Intercept Pharmaceuticals, Inc. (a)(b)	10,000	1,239,200
Invitae Corp. (a)(b)	36,200	583,906
Iovance Biotherapeutics, Inc. (a)	37,600	1,040,768
Ironwood Pharmaceuticals, Inc. (a)	60,452	804,616
Kodiak Sciences, Inc. (a)	2,500	179,875
Ligand Pharmaceuticals, Inc. (a)	6,527	680,701
Madrigal Pharmaceuticals, Inc. (a)	5,100	464,661
Medicines Co. (a)(b)	22,400	1,902,656
Mirati Therapeutics, Inc. (a)	9,000	1,159,740
Momenta Pharmaceuticals, Inc. (a)	43,569	859,616
Myriad Genetics, Inc. (a)	25,510	694,637
Natera, Inc. (a)	19,900	670,431
OPKO Health, Inc. (a)(b)	221,500	325,605
Portola Pharmaceuticals, Inc. (a)	28,542	681,583
Prothena Corp. PLC (a)	46,907	742,538
PTC Therapeutics, Inc. (a)	22,400	1,075,872
Ra Pharmaceuticals, Inc. (a)	10,600	497,458
Radius Health, Inc. (a)	22,233	448,217
REGENXBIO, Inc. (a)	14,000	573,580
Retrophin, Inc. (a)	38,800	550,960
Sangamo Therapeutics, Inc. (a)	55,100	461,187
Spectrum Pharmaceuticals, Inc. (a)	60,715	221,003
Ultragenyx Pharmaceutical, Inc. (a)	22,444	958,583
Vanda Pharmaceuticals, Inc. (a)	26,600	436,506
Xencor, Inc. (a)	18,231	626,964

		38,444,986

Building Products 1.6%
American Woodmark Corp. (a)	14,200	1,484,042
Armstrong Flooring, Inc. (a)	37,000	157,990
Builders FirstSource, Inc. (a)	86,300	2,192,883
Masonite International Corp. (a)	7,100	512,691
Patrick Industries, Inc.	13,200	692,076
Quanex Building Products Corp.	51,400	877,912
Universal Forest Products, Inc.	45,000	2,146,500

		8,064,094

Capital Markets 1.7%
Brightsphere Investment Group, Inc. (a)	37,700	385,294
Federated Investors, Inc., Class B	67,900	2,212,861
GAMCO Investors, Inc., Class A	4,700	91,603
INTL FCStone, Inc. (a)	38,500	1,879,955

	Shares	Value
Capital Markets (continued)
Ladenburg Thalmann Financial Services, Inc.	20,500	$71,340
Oppenheimer Holdings, Inc., Class A	3,000	82,440
Piper Jaffray Cos.	12,800	1,023,232
Stifel Financial Corp.	19,400	1,176,610
Waddell & Reed Financial, Inc., Class A	101,300	1,693,736

		8,617,071

Chemicals 1.2%
AdvanSix, Inc. (a)	53,900	1,075,844
FutureFuel Corp.	12,500	154,875
Hawkins, Inc.	9,800	448,938
Innospec, Inc.	8,700	899,928
Koppers Holdings, Inc. (a)	2,300	87,906
Tredegar Corp.	70,200	1,568,970
Trinseo S.A.	49,400	1,838,174

		6,074,635

Commercial Services & Supplies 2.1%
ABM Industries, Inc.	2,300	86,733
Herman Miller, Inc.	45,000	1,874,250
HNI Corp.	15,600	584,376
Kimball International, Inc., Class B	58,000	1,198,860
Knoll, Inc.	65,500	1,654,530
McGrath RentCorp.	25,900	1,982,386
Quad/Graphics, Inc.	90,500	422,635
R.R. Donnelley & Sons Co.	190,200	751,290
Steelcase, Inc., Class A	97,700	1,998,942
Viad Corp.	5,700	384,750

		10,938,752

Communications Equipment 1.0%
CalAmp Corp. (a)	61,400	588,212
Comtech Telecommunications Corp.	2,000	70,980
Digi International, Inc. (a)	29,100	515,652
InterDigital, Inc.	10,200	555,798
NetScout Systems, Inc. (a)	79,200	1,906,344
Viavi Solutions, Inc. (a)	96,000	1,440,000

		5,076,986

Construction & Engineering 2.3%
Arcosa, Inc.	3,800	169,290
Comfort Systems USA, Inc.	38,200	1,904,270
EMCOR Group, Inc.	30,400	2,623,520
Great Lakes Dredge & Dock Corp. (a)	149,500	1,693,835
IES Holdings, Inc. (a)	2,300	59,018
MasTec, Inc. (a)	36,600	2,348,256
MYR Group, Inc. (a)	48,900	1,593,651
Sterling Construction Co., Inc. (a)	52,500	739,200
Tutor Perini Corp. (a)	48,700	626,282

		11,757,322

Construction Materials 0.1%
Forterra, Inc. (a)	16,000	184,960

10	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Construction Materials (continued)
Summit Materials, Inc., Class A (a)	8,900	$212,710
U.S. Concrete, Inc. (a)	3,700	154,142

		551,812

Consumer Finance 0.5%
CURO Group Holdings Corp. (a)	25,600	311,808
Elevate Credit, Inc. (a)	101,100	449,895
Enova International, Inc. (a)	58,600	1,409,916
EZCORP, Inc., Class A (a)	40,100	273,482
Green Dot Corp., Class A (a)	9,100	212,030

		2,657,131

Distributors 0.1%
Core-Mark Holding Co., Inc.	10,000	271,900

Diversified Consumer Services 0.5%
American Public Education, Inc. (a)	2,100	57,519
Collectors Universe, Inc.	1,800	41,490
K12, Inc. (a)	25,700	522,995
Laureate Education, Inc., Class A (a)	38,700	681,507
Perdoceo Education Corp. (a)	45,700	840,423
Select Interior Concepts, Inc., Class A (a)	68,400	614,916

		2,758,850

Diversified Financial Services 0.7%
Cannae Holdings, Inc. (a)	40,500	1,506,195
FGL Holdings	169,900	1,809,435
Marlin Business Services Corp.	3,500	76,930

		3,392,560

Diversified Telecommunication Services 0.2%
Consolidated Communications Holdings, Inc.	9,800	38,024
IDT Corp., Class B (a)	108,000	778,680
Ooma, Inc. (a)	6,700	88,641

		905,345

Electric Utilities 0.5%
Genie Energy, Ltd., Class B	600	4,638
Portland General Electric Co.	23,400	1,305,486
Spark Energy, Inc., Class A	134,400	1,240,512

		2,550,636

Electrical Equipment 2.0%
Allied Motion Technologies, Inc.	6,200	300,700
American Superconductor Corp. (a)	5,500	43,175
Atkore International Group, Inc. (a)	47,500	1,921,850
AZZ, Inc.	27,600	1,268,220
Encore Wire Corp.	29,900	1,716,260
EnerSys	9,600	718,368
Generac Holdings, Inc. (a)	21,800	2,192,862
Powell Industries, Inc.	35,000	1,714,650
Preformed Line Products Co.	1,600	96,560

	Shares	Value
Electrical Equipment (continued)
Thermon Group Holdings, Inc. (a)	4,900	$131,320

		10,103,965

Electronic Equipment, Instruments & Components 4.0%
Anixter International, Inc. (a)	6,900	635,490
Belden, Inc.	32,000	1,760,000
Benchmark Electronics, Inc.	52,100	1,790,156
ePlus, Inc. (a)	20,900	1,761,661
Insight Enterprises, Inc. (a)	30,900	2,171,961
Itron, Inc. (a)	2,900	243,455
Kimball Electronics, Inc. (a)	13,900	243,945
Methode Electronics, Inc.	15,600	613,860
OSI Systems, Inc. (a)	19,000	1,914,060
PC Connection, Inc.	6,600	327,756
Plexus Corp. (a)	26,200	2,015,828
Rogers Corp. (a)	2,500	311,825
Sanmina Corp. (a)	62,274	2,132,262
ScanSource, Inc. (a)	15,300	565,335
TTM Technologies, Inc. (a)	122,700	1,846,635
Vishay Intertechnology, Inc.	106,100	2,258,869

		20,593,098

Energy Equipment & Services 0.5%
Exterran Corp. (a)	14,500	113,535
Matrix Service Co. (a)	50,700	1,160,016
NexTier Oilfield Solutions, Inc. (a)	69,945	468,632
ProPetro Holding Corp. (a)	71,800	807,750

		2,549,933

Entertainment 0.0%‡
Liberty Media Corp-Liberty Braves, Class C (a)	5,500	162,470

Equity Real Estate Investment Trusts 5.8%
Agree Realty Corp.	9,900	694,683
Alexander’s, Inc.	2,800	924,980
American Assets Trust, Inc.	33,500	1,537,650
American Finance Trust, Inc.	26,000	344,760
Ashford Hospitality Trust, Inc.	90,400	252,216
Braemar Hotels & Resorts, Inc.	29,400	262,542
BRT Apartments Corp.	300	5,091
City Office REIT, Inc.	56,700	766,584
Corepoint Lodging, Inc.	86,000	918,480
Diversified Healthcare Trust	34,300	289,492
EastGroup Properties, Inc.	20,100	2,666,667
First Industrial Realty Trust, Inc.	12,600	523,026
GEO Group, Inc.	132,427	2,199,612
Gladstone Commercial Corp.	6,500	142,090
Global Net Lease, Inc.	14,400	292,032
Lexington Realty Trust	191,000	2,028,420
New Senior Investment Group, Inc.	39,700	303,705
NexPoint Residential Trust, Inc.	27,900	1,255,500
PS Business Parks, Inc.	8,500	1,401,395

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
QTS Realty Trust, Inc., Class A	13,100	$710,937
Retail Value, Inc.	42,700	1,571,360
RLJ Lodging Trust	44,400	786,768
Ryman Hospitality Properties, Inc.	28,100	2,435,146
Sabra Health Care REIT, Inc.	115,600	2,466,904
Summit Hotel Properties, Inc.	52,900	652,786
Sunstone Hotel Investors, Inc.	156,400	2,177,088
Uniti Group, Inc. (b)	188,000	1,543,480
Xenia Hotels & Resorts, Inc.	23,900	516,479

		29,669,873

Food & Staples Retailing 1.0%
Andersons, Inc.	3,200	80,896
Ingles Markets, Inc., Class A	20,500	973,955
Natural Grocers by Vitamin Cottage, Inc.	59,900	591,213
Performance Food Group Co. (a)	56,500	2,908,620
PriceSmart, Inc.	11,300	802,526
Village Super Market, Inc., Class A	900	20,880

		5,378,090

Food Products 1.5%
Alico, Inc.	400	14,332
Darling Ingredients, Inc. (a)	99,900	2,805,192
Farmer Brothers Co. (a)	14,600	219,876
Fresh Del Monte Produce, Inc.	49,000	1,714,020
John B. Sanfilippo & Son, Inc.	17,300	1,579,144
Sanderson Farms, Inc.	5,200	916,344
Seneca Foods Corp., Class A (a)	17,600	717,904

		7,966,812

Gas Utilities 0.0%‡
Southwest Gas Holdings, Inc.	100	7,597

Health Care Equipment & Supplies 4.0%
Accuray, Inc. (a)	11,200	31,584
AngioDynamics, Inc. (a)	57,100	914,171
CONMED Corp.	19,800	2,214,234
Cutera, Inc. (a)	34,200	1,224,702
Globus Medical, Inc., Class A (a)	39,600	2,331,648
Haemonetics Corp. (a)	20,500	2,355,450
Integer Holdings Corp. (a)	27,300	2,195,739
Invacare Corp.	31,100	280,522
Lantheus Holdings, Inc. (a)	81,400	1,669,514
Meridian Bioscience, Inc.	16,600	162,182
Natus Medical, Inc. (a)	54,900	1,811,151
NovoCure, Ltd. (a)	21,100	1,778,097
NuVasive, Inc. (a)	32,800	2,536,752
Orthofix Medical, Inc. (a)	2,500	115,450
SeaSpine Holdings Corp. (a)	16,400	196,964
Varex Imaging Corp. (a)	34,400	1,025,464

		20,843,624

	Shares	Value
Health Care Providers & Services 2.0%
Corvel Corp. (a)	1,500	$131,040
Cross Country Healthcare, Inc. (a)	43,400	504,308
Diplomat Pharmacy, Inc. (a)	73,000	292,000
Hanger, Inc. (a)	59,700	1,648,317
Magellan Health, Inc. (a)	11,600	907,700
National Healthcare Corp.	10,400	898,872
RadNet, Inc. (a)	48,400	982,520
Select Medical Holdings Corp. (a)	92,900	2,168,286
Tenet Healthcare Corp. (a)	67,600	2,570,828

		10,103,871

Health Care Technology 1.3%
Computer Programs & Systems, Inc.	19,700	520,080
HealthStream, Inc. (a)	55,800	1,517,760
HMS Holdings Corp. (a)	32,100	950,160
NextGen Healthcare, Inc. (a)	95,900	1,541,113
Omnicell, Inc. (a)	28,600	2,337,192

		6,866,305

Hotels, Restaurants & Leisure 1.4%
BBX Capital Corp.	100	477
Biglari Holdings, Inc., Class B (a)	1,050	120,141
Bloomin’ Brands, Inc.	62,400	1,377,168
Century Casinos, Inc. (a)	27,200	215,424
Cracker Barrel Old Country Store, Inc.	2,900	445,846
Everi Holdings, Inc. (a)	128,500	1,725,755
Golden Entertainment, Inc. (a)	20,200	388,244
J. Alexander’s Holdings, Inc. (a)	45,100	431,156
RCI Hospitality Holdings, Inc.	1,900	38,950
Texas Roadhouse, Inc.	41,300	2,326,016
Wingstop, Inc.	4,000	344,920

		7,414,097

Household Durables 2.6%
Bassett Furniture Industries, Inc.	5,400	90,072
Beazer Homes USA, Inc. (a)	80,000	1,130,400
Flexsteel Industries, Inc.	1,100	21,912
Installed Building Products, Inc. (a)	26,200	1,804,394
KB Home	46,000	1,576,420
M/I Homes, Inc. (a)	25,000	983,750
Meritage Homes Corp. (a)	15,300	934,983
Skyline Champion Corp. (a)	18,100	573,770
Taylor Morrison Home Corp. (a)	90,400	1,976,144
TopBuild Corp. (a)	18,600	1,917,288
TRI Pointe Group, Inc. (a)	56,300	877,154
Universal Electronics, Inc. (a)	24,600	1,285,596

		13,171,883

Household Products 0.4%
Central Garden & Pet Co., Class A (a)	64,000	1,879,040

Independent Power & Renewable Electricity Producers 0.4%
Atlantic Power Corp. (a)	216,000	503,280
Ormat Technologies, Inc.	14,800	1,102,896

12	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Independent Power & Renewable Electricity Producers (continued)
TerraForm Power, Inc.	32,700	$503,253

		2,109,429

Insurance 2.0%
American Equity Investment Life Holding Co.	15,700	469,901
Crawford & Co.
Class A	30,500	349,835
Class B	1,700	17,255
Donegal Group, Inc., Class A	2,900	42,978
Employers Holdings, Inc.	33,100	1,381,925
Enstar Group, Ltd. (a)	6,200	1,282,532
Genworth Financial, Inc., Class A (a)	4,100	18,040
Hallmark Financial Services, Inc. (a)	81,800	1,437,226
Horace Mann Educators Corp.	30,600	1,335,996
National General Holdings Corp.	85,400	1,887,340
ProSight Global, Inc. (a)	15,700	253,241
Stewart Information Services Corp.	40,000	1,631,600
Tiptree, Inc.	27,500	223,850

		10,331,719

Interactive Media & Services 0.3%
DHI Group, Inc. (a)	201,400	606,214
Liberty TripAdvisor Holdings, Inc., Class A (a)	1,300	9,555
Travelzoo (a)	65,800	704,060

		1,319,829

Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A (a)	116,200	1,684,900
Lands’ End, Inc. (a)(b)	10,100	169,680
Stamps.com, Inc. (a)	2,800	233,856

		2,088,436

IT Services 1.6%
Brightcove, Inc. (a)	7,900	68,651
Cardtronics PLC, Class A (a)	38,300	1,710,095
Endurance International Group Holdings, Inc. (a)	2,600	12,220
KBR, Inc.	16,000	488,000
MAXIMUS, Inc.	16,324	1,214,342
Perficient, Inc. (a)	38,400	1,769,088
Perspecta, Inc.	90,300	2,387,532
Sykes Enterprises, Inc. (a)	600	22,194
Unisys Corp. (a)	28,300	335,638

		8,007,760

Leisure Products 0.6%
Malibu Boats, Inc., Class A (a)	43,100	1,764,945
MasterCraft Boat Holdings, Inc. (a)	86,600	1,363,950

		3,128,895

Life Sciences Tools & Services 0.9%
Medpace Holdings, Inc. (a)	25,800	2,168,748
Repligen Corp. (a)	3,800	351,500

	Shares	Value
Life Sciences Tools & Services (continued)
Syneos Health, Inc. (a)	36,725	$2,184,219

		4,704,467

Machinery 2.7%
Blue Bird Corp. (a)	3,300	75,636
Commercial Vehicle Group, Inc. (a)	214,600	1,362,710
Douglas Dynamics, Inc.	4,000	220,000
EnPro Industries, Inc.	1,200	80,256
L.B. Foster Co., Class A (a)	54,000	1,046,520
Lydall, Inc. (a)	59,700	1,225,044
Meritor, Inc. (a)	78,900	2,066,391
Miller Industries, Inc.	26,500	983,945
Mueller Industries, Inc.	41,800	1,327,150
Navistar International Corp. (a)	59,600	1,724,824
Park-Ohio Holdings Corp.	22,900	770,585
Spartan Motors, Inc.	19,100	345,328
SPX Corp. (a)	17,600	895,488
Wabash National Corp.	108,000	1,586,520

		13,710,397

Marine 0.4%
Costamare, Inc.	181,900	1,733,507
Matson, Inc.	5,200	212,160

		1,945,667

Media 0.3%
Cumulus Media, Inc., Class A (a)	12,700	223,139
Entravision Communications Corp., Class A	215,100	563,562
Fluent, Inc. (a)	86,100	215,250
Lee Enterprises, Inc. (a)	62,500	88,750
Scholastic Corp.	9,100	349,895

		1,440,596

Metals & Mining 0.6%
Olympic Steel, Inc.	27,400	491,008
Ryerson Holding Corp. (a)	76,600	906,178
Schnitzer Steel Industries, Inc., Class A	73,300	1,589,144
Warrior Met Coal, Inc.	7,700	162,701
Worthington Industries, Inc.	2,400	101,232

		3,250,263

Mortgage Real Estate Investment Trusts 0.3%
Arlington Asset Investment Corp., Class A (b)	600	3,342
PennyMac Mortgage Investment Trust	62,600	1,395,354
TPG RE Finance Trust, Inc.	11,500	233,105

		1,631,801

Oil, Gas & Consumable Fuels 2.6%
Amplify Energy Corp.	57,300	378,753
Arch Coal, Inc., Class A	600	43,044
Berry Petroleum Corp.	116,400	1,097,652
Contura Energy, Inc. (a)	25,300	228,965
CVR Energy, Inc.	42,000	1,698,060
Delek U.S. Holdings, Inc.	61,500	2,062,095

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Dorian LPG, Ltd. (a)	28,800	$445,824
Hallador Energy Co.	65,300	193,941
Laredo Petroleum, Inc. (a)	12,900	37,023
NACCO Industries, Inc., Class A	1,000	46,830
Nordic American Tankers, Ltd.	86,000	423,120
Overseas Shipholding Group, Inc., Class A (a)	21,000	48,300
Par Pacific Holdings, Inc. (a)	69,700	1,619,828
PDC Energy, Inc. (a)	20,600	539,102
Peabody Energy Corp.	16,500	150,480
REX American Resources Corp. (a)	500	40,980
Sandridge Energy, Inc. (a)	138,900	588,936
Teekay Tankers, Ltd., Class A (a)	63,200	1,514,904
W&T Offshore, Inc. (a)	3,000	16,680
World Fuel Services Corp.	50,200	2,179,684

		13,354,201

Paper & Forest Products 0.5%
Boise Cascade Co.	48,400	1,768,052
Verso Corp., Class A (a)	54,800	988,044

		2,756,096

Personal Products 0.1%
e.l.f. Beauty, Inc. (a)	13,500	217,755
LifeVantage Corp. (a)	28,600	446,446
Nature’s Sunshine Products, Inc. (a)	5,800	51,794

		715,995

Pharmaceuticals 3.2%
Amneal Pharmaceuticals, Inc. (a)	376,000	1,812,320
Amphastar Pharmaceuticals, Inc. (a)	87,000	1,678,230
ANI Pharmaceuticals, Inc. (a)	2,700	166,509
Assertio Therapeutics, Inc. (a)	64,200	80,250
Axsome Therapeutics, Inc. (a)(b)	1,800	186,048
BioDelivery Sciences International, Inc. (a)	249,700	1,578,104
Collegium Pharmaceutical, Inc. (a)	66,100	1,360,338
Corcept Therapeutics, Inc. (a)	121,300	1,467,730
Dermira, Inc. (a)	22,200	336,552
Endo International PLC (a)	53,000	248,570
Innoviva, Inc. (a)	117,100	1,658,136
Intersect ENT, Inc. (a)	6,500	161,850
Lannett Co., Inc. (a)(b)	19,400	171,108
Osmotica Pharmaceuticals PLC (a)(b)	12,900	90,171
Pacira BioSciences, Inc. (a)	42,300	1,916,190
Phibro Animal Health Corp., Class A	66,500	1,651,195
Reata Pharmaceuticals, Inc., Class A (a)	4,100	838,163
SIGA Technologies, Inc. (a)	124,000	591,480
Strongbridge Biopharma PLC (a)	71,200	148,808
Supernus Pharmaceuticals, Inc. (a)	16,200	384,264

		16,526,016

	Shares	Value
Professional Services 0.7%
Barrett Business Services, Inc.	18,400	$1,664,464
BG Staffing, Inc.	9,200	201,388
Heidrick & Struggles International, Inc.	12,600	409,500
Kelly Services, Inc., Class A	9,700	219,026
Kforce, Inc.	2,400	95,280
TrueBlue, Inc. (a)	44,308	1,066,050

		3,655,708

Real Estate Management & Development 0.9%
Altisource Portfolio Solutions S.A. (a)(b)	78,100	1,509,673
Marcus & Millichap, Inc. (a)	1,400	52,150
Realogy Holdings Corp. (b)	165,600	1,603,008
RMR Group, Inc., Class A	36,300	1,656,732

		4,821,563

Road & Rail 0.3%
ArcBest Corp.	57,400	1,584,240
Universal Logistics Holdings, Inc.	2,400	45,504

		1,629,744

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc. (a)	28,868	2,055,402
Amkor Technology, Inc. (a)	136,600	1,775,800
Cirrus Logic, Inc. (a)	34,200	2,818,422
FormFactor, Inc. (a)	27,900	724,563
Ichor Holdings, Ltd. (a)	51,800	1,723,386
Inphi Corp. (a)	10,900	806,818
Photronics, Inc. (a)	126,200	1,988,912
Smart Global Holdings, Inc. (a)	50,200	1,904,588
Synaptics, Inc. (a)	32,920	2,165,148

		15,963,039

Software 5.7%
ACI Worldwide, Inc. (a)	68,400	2,591,334
Alarm.com Holdings, Inc. (a)	1,400	60,158
Avaya Holdings Corp. (a)	150,300	2,029,050
Blackbaud, Inc.	24,000	1,910,400
Blackline, Inc. (a)	39,100	2,015,996
Bottomline Technologies, Inc. (a)	33,200	1,779,520
ChannelAdvisor Corp. (a)	6,500	58,760
CommVault Systems, Inc. (a)	40,800	1,821,312
Cornerstone OnDemand, Inc. (a)	39,200	2,295,160
Ebix, Inc. (b)	50,700	1,693,887
Five9, Inc. (a)	6,500	426,270
j2 Global, Inc.	27,100	2,539,541
MicroStrategy, Inc., Class A (a)	12,000	1,711,560
Progress Software Corp.	46,700	1,940,385
SPS Commerce, Inc. (a)	34,900	1,934,158
Telaria, Inc. (a)	4,100	36,121
TiVo Corp.	217,500	1,844,400
Verint Systems, Inc. (a)	45,500	2,518,880
Zix Corp. (a)	15,200	103,056

		29,309,948

14	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail 4.5%
Aaron’s, Inc.	11,100	$633,921
America’s Car-Mart, Inc. (a)	10,600	1,162,396
Asbury Automotive Group, Inc. (a)	17,900	2,001,041
Barnes & Noble Education, Inc. (a)	92,000	392,840
Cato Corp., Class A	9,200	160,080
Citi Trends, Inc.	29,500	682,040
Group 1 Automotive, Inc.	18,700	1,870,000
Hibbett Sports, Inc. (a)	40,400	1,132,816
Lithia Motors, Inc., Class A	14,600	2,146,200
Murphy USA, Inc. (a)	20,100	2,351,700
Office Depot, Inc.	762,900	2,090,346
Rent-A-Center, Inc.	65,300	1,883,252
RH (a)	4,000	854,000
Sally Beauty Holdings, Inc. (a)	9,900	180,675
Sonic Automotive, Inc., Class A	49,100	1,522,100
Sportsman’s Warehouse Holdings, Inc. (a)	108,600	872,058
Tilly’s, Inc., Class A	115,700	1,417,325
Zumiez, Inc. (a)	51,000	1,761,540

		23,114,330

Technology Hardware, Storage & Peripherals 0.1%
AstroNova, Inc.	500	6,860
Diebold Nixdorf, Inc. (a)	66,100	698,016

		704,876

Textiles, Apparel & Luxury Goods 1.1%
Crocs, Inc. (a)	40,100	1,679,789
Deckers Outdoor Corp. (a)	16,000	2,701,760
Delta Apparel, Inc. (a)	1,200	37,320
Rocky Brands, Inc.	46,900	1,380,267
Vera Bradley, Inc. (a)	1,000	11,800

		5,810,936

Thrifts & Mortgage Finance 2.2%
Bridgewater Bancshares, Inc. (a)	24,700	340,366
ESSA Bancorp, Inc.	600	10,170
Essent Group, Ltd.	43,200	2,245,968
Federal Agricultural Mortgage Corp., Class C	1,500	125,250
Flagstar Bancorp, Inc.	46,800	1,790,100
FS Bancorp, Inc.	14,000	893,060
Luther Burbank Corp.	55,800	643,374
Merchants Bancorp	30,800	607,068
NMI Holdings, Inc., Class A (a)	39,000	1,294,020
OP Bancorp.	7,100	73,627
Radian Group, Inc.	94,100	2,367,556
Riverview Bancorp, Inc.	18,900	155,169
Sterling Bancorp, Inc.	46,000	372,600
Territorial Bancorp, Inc.	6,200	191,828
Walker & Dunlop, Inc.	400	25,872
WSFS Financial Corp.	2,300	101,177

		11,237,205

	Shares	Value
Tobacco 0.7%
Universal Corp.	33,700	$1,922,922
Vector Group, Ltd.	143,049	1,915,426

		3,838,348

Trading Companies & Distributors 2.0%
Applied Industrial Technologies, Inc.	26,000	1,733,940
BMC Stock Holdings, Inc. (a)	67,200	1,927,968
Foundation Building Materials, Inc. (a)	44,900	868,815
General Finance Corp. (a)	5,700	63,099
GMS, Inc. (a)	58,200	1,576,056
H&E Equipment Services, Inc.	35,300	1,180,079
Herc Holdings, Inc. (a)	700	34,258
MRC Global, Inc. (a)	126,600	1,726,824
NOW, Inc. (a)	21,400	240,536
Rush Enterprises, Inc., Class B	1,700	77,690
Titan Machinery, Inc. (a)	24,600	363,588
Veritiv Corp. (a)	31,000	609,770
Willis Lease Finance Corp. (a)	500	29,455

		10,432,078

Water Utilities 1.5%
American States Water Co.	26,200	2,269,968
Aquaventure Holdings, Ltd. (a)	11,200	303,744
Artesian Resources Corp., Class A	5,100	189,771
California Water Service Group	36,700	1,892,252
Consolidated Water Co., Ltd.	44,600	726,980
Global Water Resources, Inc.	4,500	59,175
Middlesex Water Co.	1,700	108,069
SJW Corp.	27,500	1,954,150

		7,504,109

Total Common Stocks (Cost $464,886,326)		502,496,005

Exchange-Traded Fund 2.5%
iShares Russell 2000 ETF	78,523	13,008,906

Total Exchange-Traded Fund (Cost $12,795,708)		13,008,906

Short-Term Investment 1.0%
Unaffiliated Investment Company 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)(d)	5,238,787	5,238,787

Total Short-Term Investment (Cost $5,238,787)		5,238,787

Total Investments (Cost $482,920,821)	101.0%	520,743,698
Other Assets, Less Liabilities	(1.0)	(5,235,080)
Net Assets	100.0%	$515,508,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $8,785,227; the total market value of collateral held by the Portfolio was $8,984,133. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,745,346 (See Note 2(H)).

(c)	Represents a security purchased with cash collateral received for securities on loan.

(d)	Current yield as of December 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$502,496,005	$—	$—	$502,496,005
Exchange-Traded Fund	13,008,906	—	—	13,008,906
Short-Term Investment
Unaffiliated Investment Company	5,238,787	—	—	5,238,787

Total Investments in Securities	$520,743,698	$—	$—	$520,743,698

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

16	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $482,920,821) including securities on loan of $8,785,227	$520,743,698
Cash	16,737
Receivables:
Dividends	523,335
Portfolio shares sold	94,196
Securities lending	2,883

Total assets	521,380,849

Liabilities
Cash collateral received for securities on loan	5,238,787
Payables:
Manager (See Note 3)	306,384
Portfolio shares redeemed	156,481
NYLIFE Distributors (See Note 3)	67,296
Shareholder communication	40,661
Professional fees	35,865
Custodian	25,065
Trustees	838
Accrued expenses	854

Total liabilities	5,872,231

Net assets	$515,508,618

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,647
Additional paid-in capital	515,442,172

515,490,819
Total distributable earnings (loss)	17,799

Net assets	$515,508,618

Initial Class
Net assets applicable to outstanding shares	$198,292,406

Shares of beneficial interest outstanding	18,617,498

Net asset value per share outstanding	$10.65

Service Class
Net assets applicable to outstanding shares	$317,216,212

Shares of beneficial interest outstanding	30,029,975

Net asset value per share outstanding	$10.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,017,882
Securities lending	106,592
Dividends-affiliated	66,858
Interest	73

Total income	6,191,405

Expenses
Manager (See Note 3)	3,875,513
Distribution/Service—Service Class (See Note 3)	652,907
Professional fees	86,895
Shareholder communication	85,841
Custodian	64,145
Trustees	11,218
Miscellaneous	15,589

Total expenses before waiver/reimbursement	4,792,108
Expense waiver/reimbursement from Manager (See Note 3)	(212,360)

Net expenses	4,579,748

Net investment income (loss)	1,611,657

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(30,626,638)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	71,143,741

Net realized and unrealized gain (loss) on investments	40,517,103

Net increase (decrease) in net assets resulting from operations	$42,128,760

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,473.

18	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,611,657	$677,528
Net realized gain (loss) on investments	(30,626,638)	39,774,022
Net change in unrealized appreciation (depreciation) on investments	71,143,741	(82,577,682)

Net increase (decrease) in net assets resulting from operations	42,128,760	(42,126,132)

Distributions to shareholders:
Initial Class	(18,699,244)	(17,294,347)
Service Class	(23,525,164)	(20,912,830)

Total distributions to shareholders	(42,224,408)	(38,207,177)

Capital share transactions:
Net proceeds from sale of shares	26,746,510	37,509,654
Net asset value of shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	419,053,712	—
Net asset value of shares issued to shareholders in reinvestment of distributions	42,224,408	38,207,177
Cost of shares redeemed	(233,242,522)	(91,697,172)

Increase (decrease) in net assets derived from capital share transactions	254,782,108	(15,980,341)

Net increase (decrease) in net assets	254,686,460	(96,313,650)

Net Assets
Beginning of year	260,822,158	357,135,808

End of year	$515,508,618	$260,822,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended December 31,			May 2, 2016^ through December 31,

Initial Class	2019	2018	2017	2016

Net asset value at beginning of period	$9.82	$13.16	$11.73	$10.00

Net investment income (loss) (a)	0.05	0.04	0.01	0.03

Net realized and unrealized gain (loss) on investments	1.61	(1.71)	1.63	1.88

Total from investment operations	1.66	(1.67)	1.64	1.91

Less distributions:

From net investment income	(0.02)	—	—	(0.02)

From net realized gain on investments	(0.81)	(1.67)	(0.21)	(0.16)

Total distributions	(0.83)	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$10.65	$9.82	$13.16	$11.73

Total investment return (b)	17.82%	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.48%	0.33%	0.10%	0.39%††

Net expenses (c)	0.82%	0.90%	0.90%	1.00%††

Expenses (before waiver/reimbursement) (c)	0.86%	0.90%	0.90%	1.00%††

Portfolio turnover rate	257%	161%	159%	180%

Net assets at end of period (in 000’s)	$198,292	$123,857	$180,840	$164,253

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,			May 2, 2016^ through December 31,

Service Class	2019	2018	2017	2016

Net asset value at beginning of period	$9.76	$13.11	$11.72	$10.00

Net investment income (loss) (a)	0.02	0.01	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	1.59	(1.69)	1.62	1.88

Total from investment operations	1.61	(1.68)	1.60	1.89

Less distributions:

From net investment income	(0.00)‡	—	—	(0.01)

From net realized gain on investments	(0.81)	(1.67)	(0.21)	(0.16)

Total distributions	(0.81)	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$10.56	$9.76	$13.11	$11.72

Total investment return (b)	17.53%	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.22%	0.09%	(0.15%)	0.16%††

Net expenses (c)	1.07%	1.15%	1.15%	1.25%††

Expenses (before waiver/reimbursement) (c)	1.12%	1.15%	1.15%	1.25%††

Portfolio turnover rate	257%	161%	159%	180%

Net assets at end of period (in 000’s)	$317,216	$136,965	$176,295	$175,015

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective at the close of business on April 30, 2019, the Portfolio acquired the assets and liabilities of MainStay VP Epoch U.S. Small Cap Portfolio (the “Reorganization”), which was a separate series of the Fund (the “VP Epoch U.S. Small Cap Portfolio”). The Reorganization was approved by the Fund’s Board of Trustees (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). See Note 10 for additional information.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

21

Notes to Financial Statements (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the

22	MainStay VP MacKay Small Cap Core Portfolio

Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from REITs may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest

23

Notes to Financial Statements (continued)

and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $8,785,227; the total market value of collateral held by the Portfolio was $8,984,133. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,745,346 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $5,238,787.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2019, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. Prior to May 1, 2019, the Fund, on behalf of the Portfolio, paid New York Life Investments in its capacity as the portfolio’s investment manager and administrator, pursuant to the Manage-

ment Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion.

Effective May 1, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Prior to May 1, 2019, New York Life Investments had agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) did not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. During the year ended December 31, 2019, the effective management fee rate was 0.81%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,875,513 and waived fees/reimbursed expenses in the amount of $212,360 and paid the Subadvisor in the amount of $1,831,576.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

24	MainStay VP MacKay Small Cap Core Portfolio

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$947	$51,552	$(52,499)	$—	$—	$—	$67	$—	—

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$494,192,924	$42,063,940	$(15,513,166)	$26,550,774

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,685,158	$(28,455,160)	$237,027	$26,550,774	$17,799

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $28,455,160, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$28,455	$—

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(5,254,665)	$5,254,665

The reclassifications for the Portfolio are primarily due to merger related transactions.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$14,795,365	$27,429,043	$25,664,252	$12,542,925

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio

25

Notes to Financial Statements (continued)

and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $1,244,327 and $1,420,240, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,083,800	$11,864,785
Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	20,218,171	228,363,711
Shares issued to shareholders in reinvestment of distributions	1,957,293	18,699,244
Shares redeemed	(17,249,518)	(181,221,905)

Net increase (decrease)	6,009,746	$77,705,835

Year ended December 31, 2018:
Shares sold	1,361,385	$15,183,089
Shares issued to shareholders in reinvestment of distributions	1,419,572	17,294,347
Shares redeemed	(3,919,446)	(54,438,077)

Net increase (decrease)	(1,138,489)	$(21,960,641)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,425,683	$14,881,725
Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	17,008,219	190,690,001
Shares issued to shareholders in reinvestment of distributions	2,481,334	23,525,164
Shares redeemed	(4,919,326)	(52,020,617)

Net increase (decrease)	15,995,910	$177,076,273

Year ended December 31, 2018:
Shares sold	1,737,457	$22,326,565
Shares issued to shareholders in reinvestment of distributions	1,726,885	20,912,830
Shares redeemed	(2,876,092)	(37,259,095)

Net increase (decrease)	588,250	$5,980,300

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization providing for the acquisition of the assets and liabilities of the VP Epoch U.S. Small Cap Portfolio in exchange for shares of the Portfolio, followed by the complete liquidation of the VP Epoch U.S. Small Cap Portfolio. The Reorganization was completed on April 30,

2019. The shareholders of VP Epoch U.S. Small Cap Portfolio received the same class of shares of the Portfolio in a tax-free transaction. The shares were issued at NAV on April 30, 2019. Refer to the Statements of Changes in Net Assets and Note 9 for details of the capital transactions in relation to the acquisition. New York Life Investments believed that the shareholders of the VP Epoch U.S. Small Cap Portfolio would benefit from the opportunity to participate in an investment option that is more focused on portfolio holdings consisting of securities issued by small capitalization companies with the potential for improved performance relative to the VP Epoch U.S. Small Cap Portfolio and lower net expenses after fee waivers and/or expense reimbursements with improved potential for economies of scale. The aggregate net assets of the Portfolio immediately before the Reorganization were $285,816,327 and the combined net assets after the Reorganization were $704,870,039.

The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganization:

	Before Reorganization		After Reorganization
	MainStay VP Epoch U.S. Small Cap Portfolio	MainStay VP MacKay Small Cap Core Portfolio	MainStay VP MacKay Small Cap Core Portfolio
Net Assets:
Initial Class	$228,363,711	$131,840,813	$360,204,524
Service Class	190,690,001	153,975,514	344,665,515
Shares Outstanding:
Initial Class	22,566,613	11,672,520	31,890,691
Service Class	19,839,864	13,733,544	30,741,763
Net Asset Value Per Share Outstanding:
Initial Class	$10.12	$11.29	$11.29
Service Class	$9.61	$11.21	$11.21
Total distributable earnings (loss)	$4,934,894	$33,371,139	$44,231,305

Assuming the Reorganization had been completed on January 1, 2019, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss)	$3,205,071
Net realized and unrealized gain (loss)	45,795,699
Net change in net assets resulting from operations	$49,000,770

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the VP Epoch U.S. Small Cap Portfolio that have been included in the Portfolio’s Statement of Operations since April 30, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from VP Epoch U.S. Small Cap Portfolio, in the amount of $380,223,029 was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

26	MainStay VP MacKay Small Cap Core Portfolio

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following: Effective January 31, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.74% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Small Cap Core Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 and for the period May 2, 2016 (commencement of operations) through December 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 and for the period May 2, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

28	MainStay VP MacKay Small Cap Core Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Small Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the

30	MainStay VP MacKay Small Cap Core Portfolio

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one- and three-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay VP MacKay Small Cap Core Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and -performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay VP MacKay Small Cap Core Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP MacKay Small Cap Core Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803520	MSVPSCC11-02/20 (NYLIAC) NI530

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	26.36%	8.07%	10.74%	0.75%
Service Class Shares	2/17/2012	26.04	7.80	10.46	1.00

Benchmark Performance	One Year	Five Years	Since Inception

Russell 1000® Value Index[3]	26.54%	8.29%	11.96%
S&P 500® Index[4]	31.49	11.70	13.96
Morningstar Large Value Category Average[5]	25.04	7.99	10.68

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,091.50	$4.01	$1,021.37	$3.87	0.76%

Service Class Shares	$1,000.00	$1,090.10	$5.32	$1,020.11	$5.14	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Banks	11.2%

Oil, Gas & Consumable Fuels	8.7

Insurance	6.9

Pharmaceuticals	5.5

Electric Utilities	5.2

Capital Markets	5.1

Semiconductors & Semiconductor Equipment	4.4

Food Products	4.0

Equity Real Estate Investment Trusts	3.5

Chemicals	3.4

Aerospace & Defense	3.3

Health Care Equipment & Supplies	3.1

Media	3.1

Health Care Providers & Services	3.0

Multi-Utilities	3.0

Diversified Telecommunication Services	2.5

Biotechnology	1.8

Industrial Conglomerates	1.8

Tobacco	1.7

Household Products	1.6

Air Freight & Logistics	1.5

Software	1.5

Airlines	1.3

Communications Equipment	1.2%

Hotels, Restaurants & Leisure	1.2

Containers & Packaging	0.9

Building Products	0.8

Electrical Equipment	0.8

Machinery	0.8

Commercial Services & Supplies	0.7

Food & Staples Retailing	0.7

Professional Services	0.7

Diversified Financial Services	0.5

Entertainment	0.5

IT Services	0.5

Leisure Products	0.5

Multiline Retail	0.5

Electronic Equipment, Instruments & Components	0.2

Metals & Mining	0.2

Specialty Retail	0.2

Technology Hardware, Storage & Peripherals	0.2

Water Utilities	0.2

Short-Term Investments	1.9

Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Wells Fargo & Co.

2.	JPMorgan Chase & Co.

3.	Southern Co.

4.	QUALCOMM, Inc.

5.	Total S.A.
6.	Johnson & Johnson

7.	Morgan Stanley

8.	Chubb, Ltd.

9.	Tyson Foods, Inc., Class A

10.	General Electric Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP T. Rowe Price Equity Income Portfolio returned 26.36% for Initial Class shares and 26.04% for Service Class shares. Over the same period, both share classes underperformed the 26.54% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the 31.49% return of the S&P 500® Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2019, both share classes outperformed the 25.04% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, which enabled several major indexes to hit new all-time highs in the latter part of the year. The Portfolio and the Russell 1000® Value Index both recorded strong gains during the reporting period, with every sector in the Index advancing. However, sector allocation detracted mildly from the Portfolio’s relative performance, causing returns to lag the Russell 1000® Value Index. Strong stock selection in several sectors made up for some of the Portfolio’s allocation-related underperformance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Due primarily to favorable stock selections, the consumer staples sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index, followed by information technology and energy. (Contributions take weightings and total returns into account.) Stock selection also determined the most significant detractors from the Portfolio’s relative performance, which included the communication services, materials and industrials sectors, although a beneficial overweight allocation to industrials mitigated some of the negative effect.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Shares of JPMorgan Chase contributed positively to the Portfolio’s absolute performance during the reporting period as the global bank continued its trend of rising profitability fueled largely by stronger-than-expected net interest income. Improved sentiment for big banks amid rising market optimism also boosted shares late in the reporting period. As of December 31, 2019, we remain attracted to the company’s market-leading core businesses and experienced management team, and see value in the bank’s scale advantages, technology investments and product pipeline.

Semiconductor designer and manufacturer Qualcomm was another substantial contributor to the Portfolio’s absolute performance during the reporting period. Shares surged in April 2019 after the company reached a multibillion-dollar settlement with Apple to resolve a legal battle surrounding royalties. Strong results from the company’s technology licensing segment also drove better-than-expected quarterly earnings and revenue late in the reporting period. We continue to favor Qualcomm for its strong balance sheet, hefty dividend yield, valuable assets and leading position as a supplier of 5G wireless components.

Electric utility company The Southern Company, another strong contributor to the Portfolio’s absolute performance during the reporting period, benefited from news that the company’s Vogtle nuclear power project was progressing. Investors were also drawn to the sector’s durable earnings profile in the midst of several episodes of market volatility that occurred during the reporting period. We remain positive on The Southern Company’s multiyear risk/reward profile and believe the company’s nuclear project has potential to boost its long-term earnings power. We also like the company’s resilient core earnings, strong dividend yield and compelling valuation relative to sector peers.

Oil & gas exploration & production company Occidental Petroleum was among the most significant detractors from the Portfolio’s relative performance during the reporting period. The market was concerned about the company’s leverage in the wake of its debt-fueled acquisition of Anadarko Petroleum. Despite these concerns, we continue to like the stock’s risk/reward profile, attractive relative valuation and rich dividend yield. We also remain optimistic about potential merger synergies and management’s plan to offload assets.

Chemical company DuPont de Nemours, which detracted from the Portfolio’s absolute performance during the reporting period, traded lower as a result of falling commodity chemical input prices, slowing demand in end markets and potential liability for its alleged role in creating and selling toxic PFAS chemicals found in drinking water. Despite these challenges, we continue to like the company for its strong management team, diverse specialty product offerings and balance sheet flexibility to support organic growth.

Shares of drug maker Pfizer, which detracted from the Portfolio’s absolute performance during the reporting period, suffered following the company’s decision to spin off Upjohn, its

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP T. Rowe Price Equity Income Portfolio

off-patent drug business, into a stand-alone firm that will subsequently merge with Mylan. Although we continue to believe the stock carried decent risk/reward upside, we are concerned that the loss of Upjohn’s revenue could weigh on shareholder value and we remain mindful of several significant near-term catalysts that carry disproportionate downside potential for the stock.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in Fox, a pure-play broadcasting company that was formed via spin-off in May 2019. Investor skepticism concerning the pay-tv business model pressured shares throughout the reporting period. While we acknowledge the potential risks associated with the growth of direct-to-consumer programming and the rising cost of sports rights, we continue to believe Fox can be a beneficiary of growth in direct-to-consumer programming and that the company is undervalued given its loyal viewer base and quality live-entertainment offerings.

The Portfolio also initiated a position in diversified industrial company General Electric. Though we acknowledge prior management’s missteps and the remaining secular challenges GE faces, we remain confident in the current leadership team and find the company’s valuation attractive. We also believe the market reacted too negatively to a report detailing concerns over the company’s accounting practices and heightened risks from its long-term care insurance business; we do not believe the report identified notable new challenges.

We eliminated the Portfolio’s position in mass media corporation Twenty-First Century Fox following the company’s divesture of its entertainment assets to Walt Disney and the subsequent spin-off of its remaining assets into Fox, the new, separately traded company discussed above.

We also sold the Portfolio’s position in pharmaceutical company Merck. Although we like Merck’s durable growth profile and innovative product portfolio, we believe the stock’s valuation is elevated given the mounting competitive pressures and political headwinds for pharmaceutical companies.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Value Index were industrials and financials. At the end of the same period, industrials and utilities were the most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio during the reporting period were in information technology and health care.

The most substantially underweight positions relative to the benchmark at the beginning of the reporting period were consumer discretionary and real estate. At the end of the same period, consumer discretionary and communication services represented the Portfolio’s most underweight positions. During the reporting period, the most substantial decreases in relative weighting in the Portfolio occurred in communication services and industrials.

The changes in the Portfolio’s sector weighting relative to the Russell 1000® Value Index in part reflect the reconstitution of the Index, which occurred in late June 2019, rather than solely investment decisions made within the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower turnover relative to peers. Changes to our sector positioning result from our stock selection process.

As of December 31, 2019, the Portfolio held overweight positions relative to the Russell 1000® Value Index in the industrials, utilities and information technology sectors.

We like several names in the industrials sector, where we invest in companies that reach many different end markets and have solid business models, an ability to generate strong cash flows or both.

The utilities sector contains several companies that deliver durable cash flows and higher dividend yields with relatively modest downside risk. While we are attracted to the durability of this sector’s earnings, we also believe efforts to modernize the U.S. electric grid while shifting more power production to renewables offers a multi-year base-rate growth opportunity.

We generally view the information technology sector as cyclical, with many companies operating at different stages within their industry’s specific cycle. Within the sector, we favor holdings in the semiconductors and semiconductor equipment industry, which we believe should benefit from the continued proliferation of Internet-connected devices.

As of December 31, 2019, the Portfolio held underweighted positions in the consumer discretionary, communication services and real estate sectors.

The consumer discretionary sector is composed of a diverse group of industries, including retailers, diversified consumer services, and auto manufacturers. We are cautious on several industries within the sector that we believe are exposed to longer-term headwinds, such as the shift from brick-and-mortar shopping to e-commerce.

9

The real estate sector currently plays a limited role in the Portfolio. Within the sector, we typically hold real estate investment trusts (REITs), which own and frequently operate many different types of income-producing real estate properties. We value the attractive dividend yields that REITs tend to provide.

We have a diversified view of the health care sector, considering the myriad challenges and opportunities health care companies face, including potential drug pricing reform, single-payer health care proposals, mergers and acquisitions, and an aging U.S. population. Within health care, our primary exposure is to the pharmaceuticals industry, where we find many of the sector’s most fundamentally strong, dividend-paying companies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments December 31, 2019

	Principal Amount	Value

Long-Term Bonds 0.2%† Convertible Bonds 0.2%
Insurance 0.2%
AXA S.A. 7.25%, due 5/15/21 (a)	$1,495,000	$1,726,538

Total Long-Term Bonds (Cost $1,495,246)		1,726,538

	Shares
Common Stocks 96.2%
Aerospace & Defense 3.3%
Boeing Co.	36,273	11,816,293
L3Harris Technologies, Inc.	54,212	10,726,928
United Technologies Corp.	8,800	1,317,888

		23,861,109

Air Freight & Logistics 1.5%
United Parcel Service, Inc., Class B	91,748	10,740,021

Airlines 1.3%
Alaska Air Group, Inc.	81,759	5,539,172
Delta Air Lines, Inc.	47,116	2,755,344
Southwest Airlines Co.	27,200	1,468,256

		9,762,772

Banks 11.2%
Bank of America Corp.	15,748	554,645
Citigroup, Inc.	23,354	1,865,751
Fifth Third Bancorp	356,078	10,945,838
JPMorgan Chase & Co.	172,449	24,039,391
PNC Financial Services Group, Inc.	51,684	8,250,317
U.S. Bancorp	131,819	7,815,548
Wells Fargo & Co.	520,638	28,010,324

		81,481,814

Biotechnology 1.8%
AbbVie, Inc.	65,800	5,825,932
Gilead Sciences, Inc.	108,417	7,044,937

		12,870,869

Building Products 0.8%
Johnson Controls International PLC	139,566	5,681,732

Capital Markets 5.1%
Bank of New York Mellon Corp.	42,813	2,154,778
Franklin Resources, Inc.	137,395	3,569,522
Morgan Stanley	272,500	13,930,200
Northern Trust Corp.	22,631	2,404,317
Raymond James Financial, Inc.	33,700	3,014,802
State Street Corp.	149,236	11,804,568

		36,878,187

	Shares	Value

Chemicals 3.4%
Akzo Nobel N.V.	11,276	$1,146,441
CF Industries Holdings, Inc.	149,828	7,152,789
Corteva, Inc.	93,899	2,775,654
Dow, Inc.	106,166	5,810,465
DuPont de Nemours, Inc.	107,299	6,888,596
PPG Industries, Inc.	7,122	950,716

		24,724,661

Commercial Services & Supplies 0.7%
Stericycle, Inc. (b)	78,300	4,996,323

Communications Equipment 1.2%
Cisco Systems, Inc.	175,192	8,402,208

Containers & Packaging 0.9%
International Paper Co.	139,252	6,412,555

Diversified Financial Services 0.5%
AXA Equitable Holdings, Inc.	161,036	3,990,472

Diversified Telecommunication Services 2.5%
AT&T, Inc.	45,445	1,775,990
CenturyLink, Inc.	64,300	849,403
Telefonica S.A.	400,036	2,794,182
Verizon Communications, Inc.	204,877	12,579,448

		17,999,023

Electric Utilities 4.8%
Edison International	127,504	9,615,077
Evergy, Inc.	4,459	290,236
NextEra Energy, Inc.	31,070	7,523,911
Southern Co.	272,187	17,338,312

		34,767,536

Electrical Equipment 0.8%
Emerson Electric Co.	55,407	4,225,338
nVent Electric PLC	77,698	1,987,515

		6,212,853

Electronic Equipment, Instruments & Components 0.2%
TE Connectivity, Ltd.	12,561	1,203,846

Entertainment 0.5%
Walt Disney Co.	24,352	3,522,030

Equity Real Estate Investment Trusts 3.5%
Equity Residential	81,014	6,555,653
Rayonier, Inc.	166,743	5,462,500
SL Green Realty Corp.	49,919	4,586,558
Weyerhaeuser Co.	292,900	8,845,580

		25,450,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Food & Staples Retailing 0.7%
Walmart, Inc.	41,475	$4,928,889

Food Products 4.0%
Bunge, Ltd.	59,600	3,429,980
Conagra Brands, Inc.	296,665	10,157,810
Kellogg Co.	21,900	1,514,604
Tyson Foods, Inc., Class A	149,982	13,654,361

		28,756,755

Health Care Equipment & Supplies 2.2%
Becton Dickinson & Co.	9,657	2,626,414
Medtronic PLC	93,945	10,658,060
Zimmer Biomet Holdings, Inc.	16,600	2,484,688

		15,769,162

Health Care Providers & Services 3.0%
Anthem, Inc.	33,666	10,168,142
CVS Health Corp.	160,037	11,889,149

		22,057,291

Hotels, Restaurants & Leisure 1.2%
Las Vegas Sands Corp.	106,440	7,348,618
MGM Resorts International	43,200	1,437,264

		8,785,882

Household Products 1.6%
Kimberly-Clark Corp.	82,775	11,385,701

Industrial Conglomerates 1.8%
General Electric Co.	1,201,081	13,404,064

Insurance 6.7%
American International Group, Inc.	230,568	11,835,055
Chubb, Ltd.	88,710	13,808,599
Loews Corp.	116,753	6,128,365
Marsh & McLennan Cos., Inc.	29,374	3,272,557
MetLife, Inc.	197,530	10,068,104
Willis Towers Watson PLC	18,440	3,723,774

		48,836,454

IT Services 0.5%
Cognizant Technology Solutions Corp., Class A	62,730	3,890,515

Leisure Products 0.5%
Mattel, Inc. (b)(c)	255,154	3,457,337

Machinery 0.8%
Flowserve Corp.	8,335	414,833
PACCAR, Inc.	31,800	2,515,380
Snap-On, Inc.	18,800	3,184,720

		6,114,933

	Shares	Value

Media 3.1%
Comcast Corp., Class A	184,297	$8,287,836
Fox Corp., Class B	226,898	8,259,087
News Corp., Class A	444,991	6,292,173

		22,839,096

Metals & Mining 0.2%
Nucor Corp.	26,300	1,480,164

Multi-Utilities 2.3%
CenterPoint Energy, Inc.	118,600	3,234,222
NiSource, Inc.	371,868	10,352,805
Sempra Energy	22,782	3,451,017

		17,038,044

Multiline Retail 0.5%
Kohl’s Corp.	68,600	3,495,170

Oil, Gas & Consumable Fuels 8.7%
Chevron Corp.	19,743	2,379,229
Equitrans Midstream Corp. (c)	59,550	795,588
Exxon Mobil Corp.	179,964	12,557,888
Hess Corp.	33,280	2,223,437
Occidental Petroleum Corp.	209,100	8,617,011
Pioneer Natural Resources Co.	27,900	4,223,223
Targa Resources Corp.	50,300	2,053,749
TC Energy Corp.	245,105	13,066,547
Total S.A.	310,774	17,150,883

		63,067,555

Pharmaceuticals 5.5%
Allergan PLC	34,264	6,550,249
Bristol-Myers Squibb Co.	49,200	3,158,148
GlaxoSmithKline PLC	110,454	2,602,808
Johnson & Johnson	110,722	16,151,018
Pfizer, Inc.	285,576	11,188,867

		39,651,090

Professional Services 0.7%
Nielsen Holdings PLC	261,192	5,302,198

Semiconductors & Semiconductor Equipment 4.4%
Applied Materials, Inc.	91,200	5,566,848
NXP Semiconductors N.V.	14,900	1,896,174
QUALCOMM, Inc.	208,094	18,360,134
Texas Instruments, Inc.	48,755	6,254,779

		32,077,935

Software 1.5%
Microsoft Corp.	70,262	11,080,317

Specialty Retail 0.2%
L Brands, Inc.	91,820	1,663,778

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Technology Hardware, Storage & Peripherals 0.2%
Western Digital Corp.	21,305	$1,352,228

Tobacco 1.7%
Philip Morris International, Inc.	146,947	12,503,720

Water Utilities 0.2%
Aqua America, Inc.	19,414	1,210,463

Total Common Stocks (Cost $571,313,515)		699,107,043

Convertible Preferred Stocks 2.0%
Electric Utilities 0.4%
Southern Co. 6.75%	56,931	3,068,581

Health Care Equipment & Supplies 0.9%
Becton Dickinson & Co. 6.125%	95,004	6,218,962

Multi-Utilities 0.7%
Sempra Energy
6.00%	33,680	4,042,274
6.75%	10,478	1,247,615

		5,289,889

Total Convertible Preferred Stocks (Cost $12,059,173)		14,577,432

	Shares	Value

Short-Term Investments 1.9%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 1.40% (d)	10,457,158	$10,457,158

Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (d)(e)	2,824,423	2,824,423

Total Short-Term Investments (Cost $13,281,581)		13,281,581

Total Investments (Cost $598,149,515)	100.3%	728,692,594
Other Assets, Less Liabilities	(0.3)	(1,855,041)
Net Assets	100.0%	$726,837,553
†	Percentages indicated are based on Portfolio net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $3,614,100; the total market value of collateral held by the Portfolio was $3,720,046. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $895,623 (See Note 2(K)).

(d)	Current yield as of December 31, 2019.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$1,726,538	$—	$1,726,538
Common Stocks	699,107,043	—	—	699,107,043
Convertible Preferred Stocks	14,577,432	—	—	14,577,432
Short-Term Investments
Affiliated Investment Company	10,457,158	—	—	10,457,158
Unaffiliated Investment Company	2,824,423	—	—	2,824,423

Total Short-Term Investments	13,281,581	—	—	13,281,581

Total Investments in Securities	$726,966,056	$1,726,538	$—	$728,692,594

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $587,692,357) including securities on loan of $3,614,100	$718,235,436
Investment in affiliated investment company, at value (identified cost $10,457,158)	10,457,158
Cash denominated in foreign currencies (identified cost $130,538)	132,008
Receivables:
Dividends and interest	1,484,197
Portfolio shares sold	8,949
Securities lending	2,402

Total assets	730,320,150

Liabilities
Cash collateral received for securities on loan	2,824,423
Payables:
Manager (See Note 3)	437,148
Portfolio shares redeemed	88,032
NYLIFE Distributors (See Note 3)	55,366
Professional fees	36,811
Shareholder communication	24,708
Custodian	13,097
Trustees	1,093
Accrued expenses	1,919

Total liabilities	3,482,597

Net assets	$726,837,553

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$56,492
Additional paid-in capital	541,529,530

541,586,022
Total distributable earnings (loss)	185,251,531

Net assets	$726,837,553

Initial Class
Net assets applicable to outstanding shares	$464,120,070

Shares of beneficial interest outstanding	36,018,947

Net asset value per share outstanding	$12.89

Service Class
Net assets applicable to outstanding shares	$262,717,483

Shares of beneficial interest outstanding	20,472,841

Net asset value per share outstanding	$12.83

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$21,497,489
Interest	214,625
Dividends-affiliated	192,817
Securities lending	31,484

Total income	21,936,415

Expenses
Manager (See Note 3)	5,152,148
Distribution/Service—Service Class (See Note 3)	666,106
Professional fees	102,457
Shareholder communication	82,055
Custodian	33,957
Trustees	17,745
Miscellaneous	24,827

Total expenses	6,079,295

Net investment income (loss)	15,857,120

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	42,544,830
Futures transactions	(7,157)
Foreign currency transactions	11,393

Payments from affiliates (see Note 3)	36,369

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	42,585,435

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	108,960,980
Translation of other assets and liabilities in foreign currencies	1,661

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	108,962,641

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	151,548,076

Net increase (decrease) in net assets resulting from operations	$167,405,196

(a)	Dividends recorded net of foreign withholding taxes in the amount of $224,471.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,857,120	$15,351,903
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	42,585,435	54,152,450
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	108,962,641	(136,025,617)

Net increase (decrease) in net assets resulting from operations	167,405,196	(66,521,264)

Distributions to shareholders:
Initial Class	(44,741,064)	(49,365,312)
Service Class	(25,702,898)	(33,082,583)

Total distributions to shareholders	(70,443,962)	(82,447,895)

Capital share transactions:
Net proceeds from sale of shares	18,551,651	64,560,431
Net asset value of shares issued to shareholders in reinvestment of distributions	70,443,962	82,447,895
Cost of shares redeemed	(147,949,625)	(127,214,373)

Increase (decrease) in net assets derived from capital share transactions	(58,954,012)	19,793,953

Net increase (decrease) in net assets	38,007,222	(129,175,206)

Net Assets
Beginning of year	688,830,331	818,005,537

End of year	$726,837,553	$688,830,331

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$11.39		$14.10	$12.99	$11.97	$13.90

Net investment income (loss) (a)	0.29		0.29	0.24	0.27	0.25

Net realized and unrealized gain (loss) on investments	2.58		(1.40)	1.83	1.90	(1.21)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)	0.00	(0.00)	(0.00)

Total from investment operations	2.87		(1.11)	2.07	2.17	(0.96)

Less distributions:

From net investment income	(0.31)		(0.29)	(0.30)	(0.25)	(0.24)

From net realized gain on investments	(1.06)		(1.31)	(0.66)	(0.90)	(0.73)

Total distributions	(1.37)		(1.60)	(0.96)	(1.15)	(0.97)

Net asset value at end of year	$12.89		$11.39	$14.10	$12.99	$11.97

Total investment return (b)	26.36	%(c)	(9.38%)	16.20%	18.82%	(6.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.30%		2.11%	1.78%	2.18%	1.90%

Net expenses (d)	0.75%		0.77%	0.77%	0.78%	0.77%

Expenses (before waiver/reimbursement) (d)	0.75%		0.77%	0.77%	0.78%	0.77%

Portfolio turnover rate	16%		22%	24%	23%	42%

Net assets at end of year (in 000’s)	$464,120		$431,672	$469,556	$472,125	$473,818

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$11.34		$14.04	$12.94	$11.93	$13.85

Net investment income (loss) (a)	0.26		0.25	0.21	0.24	0.22

Net realized and unrealized gain (loss) on investments	2.56		(1.39)	1.82	1.89	(1.21)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)	0.00	(0.00)	(0.00)

Total from investment operations	2.82		(1.14)	2.03	2.13	(0.99)

Less distributions:

From net investment income	(0.27)		(0.25)	(0.27)	(0.22)	(0.20)

From net realized gain on investments	(1.06)		(1.31)	(0.66)	(0.90)	(0.73)

Total distributions	(1.33)		(1.56)	(0.93)	(1.12)	(0.93)

Net asset value at end of year	$12.83		$11.34	$14.04	$12.94	$11.93

Total investment return (b)	26.04	%(c)	(9.61%)	15.91%	18.53%	(7.01%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.05%		1.84%	1.54%	1.93%	1.64%

Net expenses (d)	1.00%		1.02%	1.02%	1.03%	1.02%

Expenses (before waiver/reimbursement) (d)	1.00%		1.02%	1.02%	1.03%	1.02%

Portfolio turnover rate	16%		22%	24%	23%	42%

Net assets at end of year (in 000’s)	$262,717		$257,159	$348,450	$318,059	$281,340

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP T. Rowe Price Equity Income Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are

19

Notes to Financial Statements (continued)

deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from REITs may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of

20	MainStay VP T. Rowe Price Equity Income Portfolio

expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other

21

Notes to Financial Statements (continued)

derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any futures contracts.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $3,614,100; the total market value of collateral held by the Portfolio was $3,720,046. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $895,623 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,824,423.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage cash flows and be able to avoid making a market timing call by focusing on making bottom-up investment decisions without sacrificing liquidity. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(7,157)	$(7,157)

Total Realized Gain (Loss)		$(7,157)	$(7,157)

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long (a)	$1,247,138	$1,247,138

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, record-

22	MainStay VP T. Rowe Price Equity Income Portfolio

keeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion.

Effective, May 1, 2019, New York Life Investments allowed its contractually expense limitation agreement to expire. Prior to that date, New York Life Investments waived fees and/or reimbursed expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) did not exceed 0.85% for Initial Class shares and 1.10% for Service Class shares. During the year ended December 31, 2019, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $5,152,148 and paid the Subadvisor in the amount of $2,099,951.

During the year ended December 31, 2019, the New York Life Service Co. and the New York Life Investments reimbursed the Portfolio $36,369 for trading losses incurred due to a trade communications error.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$11,669	$107,695	$(108,907)	$—	$—	$10,457	$193	$—	10,457

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$601,443,590	$148,241,723	$(20,992,719)	$127,249,004

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$19,295,169	$38,614,175	$90,153	$127,252,034	$185,251,531

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

23

Notes to Financial Statements (continued)

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$16,662,550	$53,781,412	$16,048,373	$66,399,522

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $109,474 and $221,806, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,291,981	$16,219,640
Shares issued to shareholders in reinvestment of distributions	3,816,533	44,741,064
Shares redeemed	(7,002,642)	(89,672,782)

Net increase (decrease)	(1,894,128)	$(28,712,078)

Year ended December 31, 2018:
Shares sold	5,071,297	$59,910,665
Shares issued to shareholders in reinvestment of distributions	3,775,622	49,365,312
Shares redeemed	(4,243,760)	(58,376,513)

Net increase (decrease)	4,603,159	$50,899,464

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	187,553	$2,332,011
Shares issued to shareholders in reinvestment of distributions	2,200,234	25,702,898
Shares redeemed	(4,599,868)	(58,276,843)

Net increase (decrease)	(2,212,081)	$(30,241,934)

Year ended December 31, 2018:
Shares sold	343,965	$4,649,766
Shares issued to shareholders in reinvestment of distributions	2,539,833	33,082,583
Shares redeemed	(5,020,137)	(68,837,860)

Net increase (decrease)	(2,136,339)	$(31,105,511)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP T. Rowe Price Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP T. Rowe Price Equity Income Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP T. Rowe Price Equity Income Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP T. Rowe Price Equity Income Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and T. Rowe in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or T. Rowe that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and T. Rowe in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and T. Rowe personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and T. Rowe; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and T. Rowe; (iii) the costs of the services provided, and profits realized, by New York Life Investments and T. Rowe from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or T. Rowe. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and T. Rowe. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and T. Rowe resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and T. Rowe

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of T. Rowe, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of T. Rowe and ongoing analysis of, and interactions with, T. Rowe with respect to, among other things, the Portfolio’s investment performance and risks as well as T. Rowe’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that T. Rowe provides to the Portfolio. The Board evaluated T. Rowe’s experience in serving as subadvisor to the Portfolio and advising other portfolios and T. Rowe’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at T. Rowe, and New York Life Investments’ and T. Rowe’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and T. Rowe believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by T. Rowe. The Board reviewed T. Rowe’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to T. Rowe as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Invest-

28	MainStay VP T. Rowe Price Equity Income Portfolio

ment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or T. Rowe had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and T. Rowe

The Board considered information provided by New York Life Investments and T. Rowe with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and T. Rowe due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from T. Rowe, the Board considered that the subadvisory fee paid by New York Life Investments to T. Rowe for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and T. Rowe and profits realized by New York Life Investments and its affiliates and T. Rowe, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and T. Rowe and acknowledged that New York Life Investments and T. Rowe must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and T. Rowe to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and T. Rowe and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to T. Rowe from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to T. Rowe in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between T. Rowe and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to T. Rowe, the Board considered that any profits realized by T. Rowe due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and T. Rowe, acknowledging that any such profits are based on the subadvisory fee paid to T. Rowe by New York Life Investments, not the Portfolio.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to T. Rowe is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and T. Rowe on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP T. Rowe Price Equity Income Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and -performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP T. Rowe Price Equity Income Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802523	MSVPTRPE11-02/20 (NYLIAC) NI531

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	1/29/1993	1.78%	0.72%	0.37%	0.44%

7-Day Current Yield = 1.16%; 7-Day Effective Yield = 1.16%.[4]

Benchmark Performance	One Year	Five Years	Ten Years

Average Lipper Variable Products Money Market Portfolio[5]	1.86%	0.75%	0.40%
Morningstar Prime Money Market Category Average[6]	1.90	0.85	0.43

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	As of December 31, 2019, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 1.16%; 7-day effective yield = 1.16%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.

The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,007.80	$2.23	$1,022.99	$2.24	0.44%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 1.16% and a 7-day effective yield of 1.16%. For the 12 months ended December 31, 2019, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 1.78%. The Portfolio underperformed the 1.86% return of the Average Lipper Variable Products Money Market Portfolio and the 1.90% return of the Morningstar Prime Money Market Category Average for the 12 months ended December 31, 2019.1

What was the Portfolio’s duration2 strategy during the reporting period?

With the U.S. Federal Reserve (“Fed”) maintaining a neutral rate stance during the first half of 2019, the Portfolio added long-dated Treasury coupons and extended its duration. During the second half of the year, the Fed began lowering the Fed Funds target rate resulting in lower 1-year yields. With the 1-year coupon trade on hold, and previously purchased coupons continuing to mature, the Portfolio’s duration shortened to 15 days.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Except for a relatively aggressive policy reversal between July 31, 2019 and October 30, 2019, the Fed maintained a neutral rate stance for the year. However, this aggressive easing period proved to be an opportunity for sellers to drive yields and spreads3 lower and tighter than might otherwise have been expected during any single Fed rate target adjustment. Combined with an appreciably flat yield curve,4 the Portfolio was forced to trade opportunistically during temporary imbalances in the markets.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

U.S. Treasury coupons were the largest return contributor during the reporting period while repurchase agreements contributed the least on a relative yield basis. (Contributions take weightings and total returns into account.)

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased several 1-year coupons and several floating-rate agency bonds during the reporting period. These purchases added significant yield to the Portfolio.

How did the Portfolio’s asset class weightings change during the reporting period?

Broadly speaking, the Portfolio’s sector weightings were unchanged this reporting period. However, the Portfolio did make a significant shift from agency discount notes to floating-rate agency debt, and a decrease in Treasury coupons versus Treasury bills.

1.	See page 5 for more information on peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2019

	Principal Amount	Amortized Cost
Short-Term Investments 100.2%†
Government Agency Debt 50.8%
Federal Agricultural Mortgage Corp. 1.531%, due 1/7/20 (a)	$5,000,000	$4,998,733
Federal Farm Credit Banks (a)
1.531%, due 1/9/20	15,000,000	14,994,800
1.531%, due 1/14/20	10,000,000	9,994,475
1.531%, due 1/15/20	24,000,000	23,985,720
1.719% (1 Month LIBOR + 0.01%), due 7/2/20 (b)	10,000,000	10,000,000
1.785% (1 Month LIBOR—0.02%), due 4/30/20 (b)	15,000,000	15,000,000
Federal Home Loan Banks (a)
1.531%, due 1/6/20	13,000,000	12,997,219
1.531%, due 1/8/20	15,000,000	14,995,465
1.544%, due 2/19/20	22,700,000	22,650,966
1.544%, due 2/24/20	7,300,000	7,282,754
1.544%, due 2/28/20	4,600,000	4,588,328
1.67% (SOFR + 0.13%), due 10/16/20 (b)	20,000,000	20,000,000
Federal Home Loan Mortgage Corp. 1.54% (SOFR + 0.00%), due 4/13/20 (a)(b)	40,000,000	40,000,000

Total Government Agency Debt (Cost $201,488,460)		201,488,460

Treasury Debt 28.0%
United States Treasury Bills (a)
1.384%, due 1/7/20	5,000,000	4,999,048
1.488%, due 1/14/20	9,920,000	9,914,569
1.491%, due 1/21/20	86,000,000	85,927,449
United States Treasury Notes (a)
1.375%, due 2/15/20	5,000,000	4,992,943
2.00%, due 1/31/20	5,000,000	4,997,837

Total Treasury Debt (Cost $110,831,846)		110,831,846

Treasury Repurchase Agreements 21.4%
Bank of America N.A. 1.55%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $25,002,153 (Collateralized by a United States Treasury Notes with rates between 1.875% and 2.00% maturity dates between 3/31/22 and 6/30/24, with a Principal Amount of $25,154,400 and a Market Value of $25,500,056)	25,000,000	25,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
RBC Capital Markets 1.55%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $34,786,995 (Collateralized by a United States Treasury Note with a rate of 2.125% and maturity of 12/31/22, with a Principal Amount of $34,960,100 and a Market Value of $35,482,823)	$34,784,000	$34,784,000
Toronto Dominion Bank 1.55%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $25,002,153 (Collateralized by a United States Treasury Note with a rate of 2.375% and maturity date of 3/15/22, with a Principal Amount of $24,900,200 and a Market Value of $25,500,032)	25,000,000	25,000,000

Total Treasury Repurchase Agreements (Cost $84,784,000)		84,784,000

Total Short-Term Investments (Cost $397,104,306)		397,104,306

Total Investments (Cost $397,104,306)	100.2%	397,104,306
Other Assets, Less Liabilities	(0.2)	(850,207)
Net Assets	100.0%	$396,254,099

†	Percentages indicated are based on Portfolio net assets.

(a)	Interest rate shown represents yield to maturity.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$201,488,460	$—	$201,488,460
Treasury Debt	—	110,831,846	—	110,831,846
Treasury Repurchase Agreements	—	84,784,000	—	84,784,000

Total Investments in Securities	$—	$397,104,306	$—	$397,104,306

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (amortized cost $312,320,306)	$312,320,306
Repurchase agreements, at value (amortized cost $84,784,000)	84,784,000
Cash	461
Receivables:
Portfolio shares sold	378,037
Interest	308,241

Total assets	397,791,045

Liabilities
Payables:
Portfolio shares redeemed	1,333,859
Manager (See Note 3)	137,811
Professional fees	30,734
Custodian	17,642
Shareholder communication	16,074
Trustees	668
Accrued expenses	154
Dividend payable	4

Total liabilities	1,536,946

Net assets	$396,254,099

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$396,219
Additional paid-in capital	395,853,457

396,249,676
Total distributable earnings (loss)	4,423

Net assets applicable to outstanding shares	$396,254,099

Shares of beneficial interest outstanding	396,218,980

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$9,640,303
Other	904

Total income	9,641,207

Expenses
Manager (See Note 3)	1,738,251
Professional fees	73,273
Custodian	41,794
Shareholder communication	38,486
Trustees	10,928
Miscellaneous	12,125

Total expenses	1,914,857

Net investment income (loss)	7,726,350

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,362

Net increase (decrease) in net assets resulting from operations	$7,730,712

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,726,350	$6,380,578
Net realized gain (loss) on investments	4,362	126

Net increase (decrease) in net assets resulting from operations	7,730,712	6,380,704

Distributions to shareholders	(7,726,350)	(6,380,657)

Capital share transactions:
Net proceeds from sale of shares	259,579,026	410,480,548
Net asset value of shares issued to shareholders in reinvestment of distributions	7,725,806	6,380,491
Cost of shares redeemed	(383,545,027)	(401,242,610)

Increase (decrease) in net assets derived from capital share transactions	(116,240,195)	15,618,429

Net increase (decrease) in net assets	(116,235,833)	15,618,476

Net Assets
Beginning of year	512,489,932	496,871,456

End of year	$396,254,099	$512,489,932

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,

	2019	2018	2017		2016		2015

Net asset value at beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss)	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized gain (loss) on investments	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡	0.00	‡

Total from investment operations	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (a)	1.78%	1.38%	0.42%		0.02%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78%	1.37%	0.41%		0.02	%(b)	0.01%

Net expenses	0.44%	0.44%	0.44%		0.39	%(c)	0.15%

Expenses (before waiver/reimbursement)	0.44%	0.44%	0.44%		0.49%		0.48%

Net assets at end of year (in 000’s)	$396,254	$512,490	$496,871		$657,487		$620,286

‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio.

15

Notes to Financial Statements (continued)

Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The

16	MainStay VP U.S. Government Money Market Portfolio

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, repurchase agreements are shown in the Portfolio of Investments.

(I)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(J)  LIBOR Risk.  A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35%

17

Notes to Financial Statements (continued)

from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.40%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,738,251 and paid the Subadvisor in the amount of $869,125.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,078	$345	$—	$—	$4,423

The Portfolio utilized $337 of capital loss carryforwards during the year ended December 31, 2019.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$7,726,350	$—	$6,380,657	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class (at $1 per share)	Shares

Year ended December 31, 2019:
Shares sold	259,556,928
Shares issued to shareholders in reinvestment of distributions	7,725,188
Shares redeemed	(383,512,974)

Net increase (decrease)	(116,230,858)

Year ended December 31, 2018:
Shares sold	410,448,751
Shares issued to shareholders in reinvestment of distributions	6,380,000
Shares redeemed	(401,211,594)

Net increase (decrease)	15,617,157

Note 7–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

18	MainStay VP U.S. Government Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP U.S. Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

19

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of fees by the share class of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board

20	MainStay VP U.S. Government Money Market Portfolio

observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that

New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including

22	MainStay VP U.S. Government Money Market Portfolio

institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and -performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

24	MainStay VP U.S. Government Money Market Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

25

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

26	MainStay VP U.S. Government Money Market Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

27

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay VP U.S. Government Money Market Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802524	MSVPUSGMM11-02/20 (NYLIAC) NI510

MainStay VP Mellon Natural Resources Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	16.62%	–4.50%	–5.33%	0.85%

Benchmark Performance	One Year	Five Years	Since Inception

S&P Global Natural Resources Sector Index[4]	17.20%	4.79%	1.49%
S&P North American Natural Resources Sector Index[5]	17.63	–1.41	–1.17
Morningstar Natural Resources Category Average[6]	14.95	1.39	–1.14

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Portfolio has selected the S&P Global Natural Resources Sector Index as its primary benchmark. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P North American Natural Resources Sector Index is the Portfolio’s secondary benchmark. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mellon Natural Resources Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,038.20	$5.03	$1,020.27	$4.99	0.98%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mellon Natural Resources Portfolio

Country Composition as of December 31, 2019 (Unaudited)

United States	59.6%

Canada	9.1

Norway	6.0

South Africa	5.7

United Kingdom	5.1

Brazil	3.3

Denmark	3.3

Luxembourg	2.7%

France	2.2

Austria	2.0

Italy	0.9

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	Anglo American PLC

2.	BP PLC

3.	ConocoPhillips

4.	Freeport-McMoRan, Inc.

5.	Barrick Gold Corp.
6.	FMC Corp.

7.	Archer-Daniels-Midland Co.

8.	Equinor ASA

9.	Newmont Goldcorp Corp.

10.	CF Industries Holdings, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Robin Wehbe, CFA, of Mellon Investments Corporation, the Portfolio’s Subadvisor.

How did MainStay VP Mellon Natural Resources Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Mellon Natural Resources Portfolio returned 16.62% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio underperformed the 17.20% return of the S&P Global Natural Resources Sector Index, which is the Portfolio’s primary benchmark, and the 17.63% return of the S&P North American Natural Resources Sector Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2019, the Initial Class shares outperformed the 14.95% return of the Morningstar Natural Resources Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Improved trade expectations bolstered returns from the Portfolio’s metals and agriculture holdings, which contributed to relative performance. (Contributions take weightings and total returns into account.) Specifically, steel manufacturer ArcelorMittal benefited from a bottoming of the steel cycle and a positive 2020 outlook for trade discussions stimulating capital investments. Select agriculture holdings, such as Nutrien and CF Industries Holdings, rose in response to increasing demand and stabilizing production after a period of excess inventories.

The energy sector lagged for most of the reporting period, but performed strongly in the fourth quarter of 2019, ultimately leaving many names in the sector close to where they started the year. The Portfolio’s overweight positioning relative to the S&P Global Natural Resources Sector Index slightly contributed positively to relative performance for the reporting period.

Against a backdrop of continued volatility, the Portfolio maintained a sizable allocation to gold, which benefited from rising gold prices. Conversely, underweight exposure to forest products & other, a top performer in the S&P Global Natural Resources Sector Index, detracted significantly for the Portfolio’s relative returns.

Which market segments were the strongest positive contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

The Portfolio achieved its strongest returns relative to the S&P Global Natural Resources Index from effective stock selection among steel holdings. To a lesser degree, relative performance also benefited from strong stock selection in agriculture and overweight exposure to next generation energy. The most significant detractor from relative performance was the Portfolio’s underweight exposure to forest products & other, while challenging stock selection in integrated energy and refining & chemicals also detracted from relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The top contributors to the Portfolio’s absolute performance included diversified mine operator Rio Tinto, metals miner Newcrest Mining and precious metals producer Barrick Gold. Rio Tinto reported solid production results, particularly in copper, that drove the stock higher through the first and second quarters of 2019. Newcrest Mining benefited from rising gold prices as the company demonstrated strong cost discipline with solid production results. Barrick Gold shares rose on notably positive financial results in the second quarter of 2019 that put the company on track to achieve the high end of its full-year guidance.

The most significant detractors from the Portfolio’s absolute performance during the same period included positions in iron ore production & exploration company Vale, oil & gas exploration & production company Occidental Petroleum and oil & natural gas producer Concho Resources. Vale shares lost ground in the wake of a fatal dam failure in Brazil. Upon careful review, we exited the position due to concerns about potential future liabilities. Occidental Petroleum saw shares fall after its acquisition of competitor Anadarko Petroleum and the subsequent unexpected reduction in guidance for Anadarko’s operations. Concho Resources posted lower-than-expected earnings due to unanticipated capital expenditures, leading management to adjust the company’s long-term expectations.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a new position in shares of integrated oil & gas company BP, reflecting our view that the company’s large portfolio of energy producing properties, bolstered by mergers and acquisitions in the Permian Basin, provides advantages of scale and increased return potential in a rapidly maturing sector. The Portfolio bought shares in Canada-based metals miner Lundin Mining on a positive outlook for more stable copper prices and management’s execution of the company’s expansion amid improving cyclical indicators and softening trade dispute discussions. The Portfolio also initiated a significant position in diversified mining company Anglo American, which, in our view, possesses several attractive business characteristics, including the potential for an effective operational and financial turnaround, organic copper growth and the winding down of South African operations.

In addition to Vale, the Portfolio sold its position in China-based upstream oil & gas producer CNOOC when we found higher conviction investment opportunities in other areas of energy. CNOOC came under pressure from declining oil prices and more

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Mellon Natural Resources Portfolio

conservative growth forecasts. The Portfolio also exited its position in Newcrest Mining, mentioned above, in response to rising Australian dollar rates, which could challenge the company’s margins.

How did the Portfolio’s subsector and subindustry weightings change during the reporting period?

Relative to the S&P Global Natural Resources Sector Index, the Portfolio increased its overweight exposure to next generation energy and U.S./onshore upstream. Conversely, the Portfolio reduced its already underweight holdings in the forest products & other, metals & mining and integrated energy areas, while trimming its overweight position in refining & chemicals.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held its largest overweight exposures relative to the S&P Global Natural Resources Sector Index in next generation energy, U.S./onshore upstream and agriculture. As of the same date, the Portfolio maintained its most significantly underweight exposures in forest products & other, metals & mining and steel.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 99.2%†
Austria 2.0%
OMV A.G. (Oil, Gas & Consumable Fuels)	87,998	$4,943,264

Brazil 3.3%
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	554,079	8,266,859

Canada 9.1%
Barrick Gold Corp. (Metals & Mining)	575,596	10,700,330
Lundin Mining Corp. (Metals & Mining)	747,068	4,464,401
Norbord, Inc. (Paper & Forest Products)	98,431	2,632,558
Teck Resources, Ltd., Class B (Metals & Mining)	283,741	4,928,581

		22,725,870

Denmark 3.3%
Orsted A/S (Electric Utilities) (a)	23,052	2,384,147
Vestas Wind Systems A/S (Electrical Equipment)	57,770	5,837,832

		8,221,979

France 2.2%
Air Liquide S.A. (Chemicals)	38,514	5,451,985

Italy 0.9%
Saipem S.p.A. (Energy Equipment & Services) (b)	476,729	2,329,358

Luxembourg 2.7%
ArcelorMittal S.A. (Metals & Mining)	375,495	6,588,297

Norway 6.0%
Equinor ASA (Oil, Gas & Consumable Fuels)	445,373	8,903,097
Yara International ASA (Chemicals)	144,071	5,993,044

		14,896,141

South Africa 5.7%
Anglo American PLC (Metals & Mining)	492,073	14,163,610

United Kingdom 5.1%
BP PLC (Oil, Gas & Consumable Fuels)	2,050,168	12,807,015

United States 58.9%
Archer-Daniels-Midland Co. (Food Products)	192,782	8,935,446
Ball Corp. (Containers & Packaging)	116,050	7,504,953
Bunge, Ltd. (Food Products)	62,152	3,576,848
Casella Waste Systems, Inc., Class A (Commercial Services & Supplies) (b)	102,245	4,706,337
CF Industries Holdings, Inc. (Chemicals)	177,144	8,456,855

	Shares	Value
United States (continued)
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	40,367	$3,534,938
ConocoPhillips (Oil, Gas & Consumable Fuels)	171,771	11,170,268
Covanta Holding Corp. (Commercial Services & Supplies)	205,058	3,043,061
First Solar, Inc. (Semiconductors & Semiconductor Equipment) (b)	79,458	4,446,470
FMC Corp. (Chemicals)	102,332	10,214,780
Freeport-McMoRan, Inc. (Metals & Mining)	845,998	11,099,494
Helmerich & Payne, Inc. (Energy Equipment & Services)	70,732	3,213,355
Hess Corp. (Oil, Gas & Consumable Fuels)	104,981	7,013,781
Itron, Inc. (Electronic Equipment, Instruments & Components) (b)	32,366	2,717,126
Louisiana-Pacific Corp. (Paper & Forest Products)	138,708	4,115,466
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	124,481	7,499,980
Newmont Goldcorp Corp. (Metals & Mining)	197,234	8,569,817
NextEra Energy, Inc. (Electric Utilities)	29,895	7,239,373
PBF Energy, Inc., Class A (Oil, Gas & Consumable Fuels)	102,716	3,222,201
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	49,769	7,533,533
Schlumberger, Ltd. (Energy Equipment & Services)	172,457	6,932,771
Steel Dynamics, Inc. (Metals & Mining)	155,308	5,286,684
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	72,467	6,786,535

		146,820,072

Total Common Stocks (Cost $225,835,630)		247,214,450

Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
United States 0.7%
MainStay U.S. Government Liquidity Fund, 1.40% (c)	1,791,344	1,791,344

Total Short-Term Investment (Cost $1,791,344)		1,791,344

Total Investments (Cost $227,626,974)	99.9%	249,005,794
Other Assets, Less Liabilities	0.1	269,821
Net Assets	100.0%	$249,275,615

†	Percentages indicated are based on Portfolio net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

10	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	Non-income producing security.

(c)	Current yield as of December 31, 2019.

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$247,214,450	$—	$—	$247,214,450
Short-Term Investment
Affiliated Investment Company	1,791,344	—	—	1,791,344

Total Investments in Securities	$249,005,794	$—	$—	$249,005,794

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Chemicals	$30,116,664	12.1%
Commercial Services & Supplies	7,749,398	3.1
Containers & Packaging	7,504,953	3.0
Electric Utilities	9,623,520	3.9
Electrical Equipment	5,837,832	2.3
Electronic Equipment, Instruments & Components	2,717,126	1.1
Energy Equipment & Services	12,475,484	5.0
Food Products	12,512,294	5.0
Metals & Mining	65,801,214	26.4
Oil, Gas & Consumable Fuels	81,681,471	32.8
Paper & Forest Products	6,748,024	2.7
Semiconductors & Semiconductor Equipment	4,446,470	1.8

	247,214,450	99.2
Short-Term Investment	1,791,344	0.7
Other Assets, Less Liabilities	269,821	0.1

Net Assets	$249,275,615	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $225,835,630)	$247,214,450
Investment in affiliated investment company, at value (identified cost $1,791,344)	1,791,344
Cash denominated in foreign currencies (identified cost $137,055)	139,500
Cash	9,302
Receivables:
Dividends	541,243
Portfolio shares sold	45,569
Securities lending	170

Total assets	249,741,578

Liabilities
Payables:
Portfolio shares redeemed	204,694
Manager (See Note 3)	163,856
Shareholder communication	35,111
Professional fees	33,350
Custodian	18,580
Trustees	373
Accrued expenses	9,999

Total liabilities	465,963

Net assets	$249,275,615

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,649
Additional paid-in capital	451,724,288

451,763,937
Total distributable earnings (loss)	(202,488,322)

Net assets	$249,275,615

Initial Class
Net assets applicable to outstanding shares	$249,275,615

Shares of beneficial interest outstanding	39,648,862

Net asset value per share outstanding	$6.29

12	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,432,471
Non-cash dividends	1,294,090
Dividends-affiliated	74,338
Securities lending	39,481

Total income	7,840,380

Expenses
Manager (See Note 3)	1,983,518
Shareholder communication	269,465
Professional fees	69,694
Custodian	53,190
Trustees	6,224
Miscellaneous	19,738

Total expenses	2,401,829

Net investment income (loss)	5,438,551

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(9,209,352)
Foreign currency transactions	(76,028)

Net realized gain (loss) on investments and foreign currency transactions	(9,285,380)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	42,043,830
Translation of other assets and liabilities in foreign currencies	1,511

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	42,045,341

Net realized and unrealized gain (loss) on investments and foreign currency transactions	32,759,961

Net increase (decrease) in net assets resulting from operations	$38,198,512

(a)	Dividends recorded net of foreign withholding taxes in the amount of $486,483.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,438,551	$1,936,539
Net realized gain (loss) on investments and foreign currency transactions	(9,285,380)	(40,630,459)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	42,045,341	(57,913,149)

Net increase (decrease) in net assets resulting from operations	38,198,512	(96,607,069)

Distributions to shareholders:
Initial Class	(1,880,547)	—

Capital share transactions:
Net proceeds from sale of shares	18,704,335	24,434,729
Net asset value of shares issued to shareholders in reinvestment of distributions	1,880,547	—
Cost of shares redeemed	(47,694,578)	(67,013,329)

Increase (decrease) in net assets derived from capital share transactions	(27,109,696)	(42,578,600)

Net increase (decrease) in net assets	9,208,269	(139,185,669)

Net Assets
Beginning of year	240,067,346	379,253,015

End of year	$249,275,615	$240,067,346

14	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018		2017		2016		2015

Net asset value at beginning of year	$5.43	$7.61		$7.67		$5.38		$8.06

Net investment income (loss)	0.13 (a)	0.04		(0.01)		(0.01)		0.04

Net realized and unrealized gain (loss) on investments	0.78	(2.22)		(0.05)		2.34		(2.69)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00 ‡

Total from investment operations	0.91	(2.18)		(0.06)		2.33		(2.65)

Less distributions:

From net investment income	(0.05)	—		—		(0.04)		(0.03)

Net asset value at end of year	$6.29	$5.43		$7.61		$7.67		$5.38

Total investment return (b)	16.62%	(28.65	%)(c)	(0.78	%)(c)	43.33%		(32.96%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.17%	0.59%		(0.10%)		(0.12	%)(d)	0.57%

Net expenses (e)	0.96%	0.94%		0.94%		0.93	% (f)	0.93%

Portfolio turnover rate	87%	78%		17%		40%		21%

Net assets at end of year (in 000’s)	$249,276	$240,067		$379,253		$432,891		$332,823

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mellon Natural Resources Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via tele-

conference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

16	MainStay VP Mellon Natural Resources Portfolio

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of

December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

17

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

18	MainStay VP Mellon Natural Resources Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Mellon Investments Corporation (“Mellon” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Mellon, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.79%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,983,518 and paid the Subadvisor in the amount of $953,774.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations.

19

Notes to Financial Statements (continued)

For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$4,510	$100,972	$(103,691)	$—	$—	$1,791	$74	$—	1,791

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$227,786,676	$27,597,685	$(6,378,567)	$21,219,118

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$5,370,490	$(229,081,157)	$1	$21,222,344	$(202,488,322)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$62,610	$(62,610)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of foreign taxes.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $229,081,157, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$31,324	$197,757

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$1,880,547	$—	$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments

20	MainStay VP Mellon Natural Resources Portfolio

and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $214,242 and $234,196, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	3,224,691	$18,704,335
Shares issued to shareholders in reinvestment of distributions	333,519	1,880,547
Shares redeemed	(8,080,002)	(47,694,578)

Net increase (decrease)	(4,521,792)	$(27,109,696)

Year ended December 31, 2018:
Shares sold	3,598,827	$24,434,729
Shares redeemed	(9,232,382)	(67,013,329)

Net increase (decrease)	(5,633,555)	$(42,578,600)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Mellon Natural Resources Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Mellon Natural Resources Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Mellon Natural Resources Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Mellon Natural Resources Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Mellon Investments Corporation (“Mellon”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Mellon in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Mellon that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Mellon in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Mellon personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of fees by the share class of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Mellon; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Mellon; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Mellon from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Mellon. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Mellon. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Mellon resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Mellon

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Mellon, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Mellon and ongoing analysis of, and interactions with, Mellon with respect to, among other things, the Portfolio’s investment performance and risks as well as Mellon’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Mellon provides to the Portfolio. The Board evaluated Mellon’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Mellon’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Mellon, and New York Life Investments’ and Mellon’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Mellon believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Mellon. The Board reviewed Mellon’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Mellon as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Invest-

24	MainStay VP Mellon Natural Resources Portfolio

ment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Mellon had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and Mellon regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Mellon

The Board considered information provided by New York Life Investments and Mellon with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Mellon due to their relationships with the Portfolio. The Board considered that Mellon’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Mellon and profits realized by New York Life Investments and its affiliates and Mellon, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Mellon and acknowledged that New York Life Investments and Mellon must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Mellon to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Mellon and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Mellon and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Mellon, the Board considered that any profits realized by Mellon due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Mellon, acknowledging that any such profits are based on the subadvisory fee paid to Mellon by New York Life Investments, not the Portfolio.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to Mellon is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Mellon on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Mellon Natural Resources Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Mellon Natural Resources Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Mellon Natural Resources Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802526	MSVPVEG11-02/20 (NYLIAC) NI533

MainStay VP Allocation Portfolios

Message from the President and Annual Report

December 31, 2019

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	14.83%	4.53%	6.50%	0.68%
Service Class Shares	2/13/2006	14.55	4.27	6.24	0.93

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	31.49%	11.70%	13.56%
MSCI EAFE® Index[4]	22.01	5.67	5.50
Bloomberg Barclays U.S. Aggregate Bond Index[5]	8.72	3.05	3.75
Conservative Allocation Composite Index[6]	16.73	6.06	7.18
Morningstar Allocation—30% to 50% Equity Category Average[7]	14.81	4.66	6.19

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,043.60	$0.15	$1,025.05	$0.15	0.03%

Service Class Shares	$1,000.00	$1,042.30	$1.44	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Conservative Allocation Portfolio returned 14.83% for Initial Class shares and 14.55% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 22.01% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 16.73% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 14.81% return of the Morningstar Allocation—30% to 50% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio and IQ Global Resources ETF.

Asset class policy provided a modest lift to relative performance during the reporting period. We modulated the Portfolio’s stock/bond blend fairly widely, adding equity exposure on market weakness during the fourth quarter of 2018, maintaining that exposure well into 2019 as stock prices recovered, dialing equity exposure back to neutral by late spring, and then moving to underweight equity exposure through the summer and into year-end. The Portfolio’s asset class stance proved helpful at times and unhelpful at other times, adding a handful of basis points to performance for the reporting period as a whole. (A basis point is one one-hundredth of a percentage point.)

The Portfolio’s relative performance also benefited to a small degree from its capitalization bias. Specifically, a tilt away from small company stocks provided a sturdy tailwind for returns. On the other hand, overweight exposure to emerging-market equities offset some of those gains through the first part of 2019 as international trade tensions escalated. Another slight curb on the Portfolio’s equity performance was its persistent bias toward value over growth in an environment that tended to favor growth-oriented issues.

The most significant detractor from relative performance during the reporting period was the Portfolio’s duration3 stance. Duration was shortened via holdings of cash and other short maturity instruments in anticipation of rising bond yields. However, yields moved abruptly in the other direction after the U.S. Federal Reserve Board (the “Fed”) shifted to a more accommodative monetary stance in early 2019 and then began to cut the benchmark federal funds rate. The Portfolio partly offset the negative effect of its duration stance through a small allocation to convertible bonds, which followed equity prices sharply higher.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio began to use total return swaps late in the reporting period to implement asset allocation views efficiently while reducing turnover among the Underlying Portfolios/Funds options. The Portfolio’s derivative positions proved to be a drag on performance, as was its asset class policy in the final two months of the year.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those Underlying Portfolios/Funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 5 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Conservative Allocation Portfolio

exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

Believing economic fundamentals to be sound despite concerns around trade negotiations, monetary policy and slowing external growth, we increased the Portfolio’s exposure to equities on price weakness in the fall of 2018. Conditions turned for the better in the final week of December, just before the reporting period began. With trade negotiations showing signs of progress, the Fed signaling an extended pause in its rate-hike campaign, and Chinese economic activity appearing to bounce in response to aggressive policy support, stock prices climbed steadily through the first four months of 2019. As they did, we gradually trimmed equity exposure, bringing the Portfolio close to neutral by late spring. Concerned regarding a global slump in manufacturing, plummeting business confidence readings, faltering capital expenditures and other potential downstream effects of the escalating trade war, we continued to trim equity exposure as the year progressed, bringing the Portfolio to several percentage points underweight. For a while, that conservative posture neither helped nor hurt performance materially, but apparent progress in trade negotiations and improving economic data late in the year led to a brisk equity rally in which the Portfolio did not fully participate.

A number of biases affected the Portfolio’s equity exposure. One of the more consequential was a preference for stocks of developing nations over those of the developed world into 2019. This stance reflected our belief that aggressive Chinese fiscal, monetary and regulatory actions taken to combat slowing growth would spark an economic reacceleration that would be felt well outside of China. We unwound that bias in the late spring and over the summer as the anticipated reacceleration in emerging-market economic activity failed to materialize.

Another tilt affecting the Portfolio’s equity exposure involved allocations across the capitalization spectrum. Although we had previously positioned the Portfolio to favor small companies over larger multinationals believing they would benefit disproportionately from tax reform and industry deregulation, we later reversed that position. Earnings trends within the small cap universe remained comparatively weak with a disconcerting number of firms producing negative earnings. Also, we anticipated that small and mid-sized firms were more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public markets.

Yet another equity bias affecting Portfolio performance was a preference for value over growth, driven in part by concerns regarding potential litigation and regulation in the hyper-competitive technology market, and in part by opportunities we observed in the traditionally value-oriented energy and financials sectors. That bias, which remained in effect through the end of the reporting period, proved largely unhelpful, although we saw some evidence of a rotation into more cyclical value stocks in November and December 2019.

On the fixed-income side, the Portfolio remained close to neutral in terms of credit exposure. Spreads appeared a little tight given the prevailing stage of the business cycle and the amount of leverage many companies had deployed, but we judged underlying corporate fundamentals to be sound. Within speculative grade credit, the Portfolio shied away from floating-rate bonds on concerns about excessive leverage and poor underwriting standards. The Portfolio’s duration was held a little bit short for a significant portion of the reporting period, but we gradually increased rate sensitivity in response to inflation, accommodative monetary policy and a recognition that the slowdown in the global economy might yet deteriorate into something more harmful, provoking a flight to quality and more aggressive government response.

How did the Portfolio’s allocations change over the course of the reporting period?

We lowered the Portfolio’s equity exposure on price strength in the first quarter of 2019, primarily by removing some assets from IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. Some of those proceeds remained in cash, although we eventually allocated much of it to MainStay VP Bond Portfolio.

Within equities, we moved to make the Portfolio’s value bias a little less pronounced. This involved an allocation shift toward MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. We also eliminated exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

On the fixed-income side of the Portfolio, the most noteworthy move was a shift out of MainStay VP MacKay High Yield Corporate Bond Portfolio into MainStay MacKay Short Duration High Yield Fund, shortening the Portfolio’s spread4 duration to protectively guard against a potential credit event. In similar fashion, we shifted assets away from both MainStay VP Floating Rate Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio, again moving them into MainStay MacKay Short Duration High Yield Fund, thereby concentrating the Portfolio’s speculative-grade debt exposure in the segment of the market with which we were most comfortable. Additionally, we extended duration within the investment-grade portion of the

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

Portfolio by establishing a position in MainStay MacKay Infrastructure Bond Fund, increasing rate sensitivity in another defensive maneuver.

MainStay Epoch Global Choice Fund was liquidated during the reporting period, and MainStay VP Epoch U.S. Small Cap Portfolio was merged into MainStay VP MacKay Small Cap Core Portfolio. We also elected to fully exit two other vehicles: IQ Enhanced Core Plus Bond U.S. ETF and IQ Global Resources ETF. A new fund, IQ 500 International ETF, was launched and added to the Portfolio. The position remained relatively small as of December 31, 2019, but is expected to become a more prominent constituent of the Portfolio as time goes by.

Lastly, a series of total return swap contracts were entered into as an overlay strategy. The use of these instruments allowed for more seamless, efficient implementation of asset class views than was possible using Underlying Portfolios/Funds to affect those positions.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay VP Large Cap Growth Portfolio, MainStay MAP Equity Fund and MainStay Epoch U.S. All Cap Fund. No Underlying Equity Portfolios/Funds experienced actual losses, but the lowest returns came from IQ Global Resources ETF (position closed just before the reporting period ended), MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were MainStay VP T. Rowe Price Equity Income Portfolio, MainStay MAP Equity Fund and IQ Chaikin US Large Cap ETF. (Contributions take weightings and total returns into account.) The weakest contributions came from MainStay Epoch Global Choice Fund, IQ 500 International ETF and IQ Global Resources ETF, though all generated positive returns.

During the reporting period, which Underlying Fixed-Income Portfolios/Funds had the highest total returns and which Underlying Fixed-Income Portfolios/Funds had the lowest total returns?

Of the Underlying Fixed-Income Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay

VP MacKay Convertible Portfolio, IQ S&P High Yield Low Volatility Bond ETF and MainStay MacKay Short Duration High Yield Fund. The Portfolio’s cash sweep account produced the lowest return, followed by MainStay VP MacKay Unconstrained Bond Portfolio and MainStay VP Indexed Bond Portfolio.

Which Underlying Fixed-Income Portfolios/Funds were the strongest contributors to the Portfolio’s performance and which Underlying Fixed-Income Portfolios/Funds were particularly weak?

The Underlying Fixed-Income Portfolios/Funds making the most significant contributions to return included MainStay VP Indexed Bond Portfolio, MainStay VP Floating Rate Portfolio and MainStay MacKay Short Duration High Yield Fund. Some of the smallest contributions came from MainStay Short Term Bond Fund, MainStay MacKay Short Term Municipal Fund and MainStay VP PIMCO Real Return Portfolio, all of which posted positive results.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio maintains a generally defensive stance, with a tilt away from stocks reflecting our view that corporate profit growth was exceptionally weak during the past year and currently exhibits dim prospects for improvement. The U.S. economic expansion, now of record-setting longevity, is looking long in the tooth. Growth prospects appear constrained by a tight labor market, elevated corporate leverage (particularly among smaller companies) and less accommodating monetary conditions than was the case for much of the past decade despite recent Fed reversals. The current uncertain status of international trade policy poses additional risks to growth forecasts, with potential for further conflict to act as an accelerant, pulling recession forward. While we believe a recession is probably not imminent, an acceleration in growth seems unlikely. Given this environment, potential upside to equity pricing looks limited while downside risks are considerable. Accordingly, we deem a defensive stock/bond posture to be appropriate.

As of the same date, the Portfolio’s equity position tilts modestly away from big technology names dominating the large cap growth space as we were leery of a changing regulatory environment and lofty valuations. Instead, we favor more reasonably valued stocks in the cyclical industries that tend to dominate value indices. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies, reflecting our concerns about small-cap earnings quality and the relative vulnerability of small firms to changes in lending conditions. We believe a further slowdown in domestic economic activity could introduce considerable stress to the small-cap market as credit availability dries up and revenues wane.

10	MainStay VP Conservative Allocation Portfolio

Within fixed income, as of the end of the reporting period the Portfolio maintains a roughly neutral position relative to the Bloomberg Barclays U.S. Aggregate Bond Index regarding credit exposure. This stance reflects our belief that, despite somewhat tight spreads and rising aggregate debt levels, corporate fundamentals remain solid for the time being. Among lower-grade credits, we prefer short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. The investment-grade part of the Portfolio maintains an average maturity similar to that of the benchmark, having extended duration in recent quarters partly through purchases of MainStay MacKay Infrastructure Bond Fund. We regard this as a defensive measure, believing that longer duration, high-grade bonds would fare well in the event of equity or credit stress.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2019

	Shares	Value
Affiliated Investment Companies 96.3%†
Equity Funds 36.9%
IQ 50 Percent Hedged FTSE International ETF (a)	685,467	$14,889,577
IQ 500 International ETF (a)	584,069	16,651,340
IQ Chaikin U.S. Large Cap ETF	392,124	10,591,269
IQ Chaikin U.S. Small Cap ETF	182,432	4,987,691
MainStay Epoch Capital Growth Fund Class I (a)	611,499	7,986,173
MainStay Epoch International Choice Fund Class I	311,129	11,433,984
MainStay Epoch U.S. All Cap Fund Class R6	507,926	14,049,224
MainStay MacKay International Opportunities Fund Class I	1,157,173	8,551,506
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,014,813	8,280,872
MainStay MAP Equity Fund Class I	518,777	22,229,613
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	754,735	10,041,962
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	1,618,636	15,305,353
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,304,964	21,035,868
MainStay VP Large Cap Growth Portfolio Initial Class	846,417	21,591,505
MainStay VP MacKay Common Stock Portfolio Initial Class	383,921	10,301,138
MainStay VP MacKay Growth Portfolio Initial Class	508,992	16,611,397
MainStay VP MacKay International Equity Portfolio Initial Class	291,019	4,717,714
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	1,200,704	16,286,785
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	51,475	3,176,033
MainStay VP MacKay Small Cap Core Portfolio Initial Class	837,447	8,919,527
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	1,776,743	22,894,113

Total Equity Funds (Cost $257,581,362)		270,532,644

Fixed Income Funds 59.4%
IQ S&P High Yield Low Volatility Bond ETF (a)	191,751	4,876,209
MainStay MacKay High Yield Municipal Bond Fund Class R6 (a)	951,803	12,373,433
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	2,077,833	17,952,480
MainStay MacKay Short Duration High Yield Fund Class I (a)	6,834,819	67,801,409
MainStay Short Term Bond Class I (a)	685,711	7,289,103

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Bond Portfolio Initial Class (a)	3,147,510	$45,852,551
MainStay VP Floating Rate Portfolio Initial Class (a)	3,298,754	29,458,049
MainStay VP Indexed Bond Portfolio Initial Class (a)	21,544,574	228,723,558
MainStay VP MacKay Convertible Portfolio Initial Class	613,615	8,346,479
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	471,309	4,676,482
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	887,612	7,668,533

Total Fixed Income Funds (Cost $418,136,842)		435,018,286

Total Affiliated Investment Companies (Cost $675,718,204)		705,550,930

Short-Term Investment 3.7%
Affiliated Investment Company 3.7%
MainStay U.S. Government Liquidity Fund, 1.40% (b)	26,802,711	26,802,711

Total Short-Term Investment (Cost $26,802,711)		26,802,711

Total Investments (Cost $702,520,915)	100.0%	732,353,641
Other Assets, Less Liabilities	0.0 ‡	50,274
Net Assets	100.0%	$732,403,915

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of December 31, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2019.

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return swap contracts as of December 31, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares Core U.S. Aggregate Bond ETF	1 month LIBOR BBA plus 0.60%	12/01/2020	Monthly	$29,019	$—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(7,365)	—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(7,694)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	18,894	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.09%	12/07/2020	Monthly	(17,652)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.25%	12/07/2020	Monthly	(13,814)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.263%	12/07/2020	Monthly	27,774	—
						$—

1.	As of December 31, 2019, cash in the amount $375,480 was pledged from brokers for OTC swap contracts.

2.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2019.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$270,532,644	$—	$—	$270,532,644
Fixed Income Funds	435,018,286	—	—	435,018,286
Short-Term Investment	26,802,711	—	—	26,802,711

Total Investments in Securities	$732,353,641	$—	$—	$732,353,641

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $702,520,915)	$732,353,641
Cash collateral on deposit at broker for swap contracts	375,480
Receivables:
Investment securities sold	6,174,158
Dividends and Interest	533,646
Portfolio shares sold	63,476

Total assets	739,500,401

Liabilities
Payables:
Investment securities purchased	6,379,741
Portfolio shares redeemed	259,691
Dividends and interest on OTC swaps contracts	249,964
NYLIFE Distributors (See Note 3)	151,781
Shareholder communication	24,438
Professional fees	23,580
Custodian	5,626
Trustees	1,137
Accrued expenses	528

Total liabilities	7,096,486

Net assets	$732,403,915

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,283
Additional paid-in capital	706,478,453

706,541,736
Total distributable earnings (loss)	25,862,179

Net assets	$732,403,915

Initial Class
Net assets applicable to outstanding shares	$16,327,271

Shares of beneficial interest outstanding	1,395,799

Net asset value per share outstanding	$11.70

Service Class
Net assets applicable to outstanding shares	$716,076,644

Shares of beneficial interest outstanding	61,887,597

Net asset value per share outstanding	$11.57

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$12,911,148
Interest	624

Total income	12,911,772

Expenses
Distribution/Service—Service Class (See Note 3)	1,808,856
Professional fees	81,488
Shareholder communication	63,719
Trustees	18,562
Custodian	15,521
Miscellaneous	20,937

Total expenses	2,009,083

Net investment income (loss)	10,902,689

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	(1,788,690)
Realized capital gain distributions from affiliated investment companies	18,281,438
Swap transactions	(180,950)

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	16,311,798

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	73,341,547

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	73,341,547

Net realized and unrealized gain (loss) on investments and swap transactions	89,653,345

Net increase (decrease) in net assets resulting from operations	$100,556,034

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,902,689	$14,146,346
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	16,311,798	21,482,892
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	73,341,547	(89,340,441)

Net increase (decrease) in net assets resulting from operations	100,556,034	(53,711,203)

Distributions to shareholders:
Initial Class	(787,124)	(386,602)
Service Class	(36,881,033)	(16,968,097)

Total distributions to shareholders	(37,668,157)	(17,354,699)

Capital share transactions:
Net proceeds from sale of shares	59,412,891	71,202,231
Net asset value of shares issued to shareholders in reinvestment of distributions	37,668,157	17,354,699
Cost of shares redeemed	(156,901,437)	(170,508,772)

Increase (decrease) in net assets derived from capital share transactions	(59,820,389)	(81,951,842)

Net increase (decrease) in net assets	3,067,488	(153,017,744)

Net Assets
Beginning of year	729,336,427	882,354,171

End of year	$732,403,915	$729,336,427

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.77	$11.80	$10.87	$10.71	$11.85

Net investment income (loss) (a)	0.20	0.23	0.22	0.22	0.24

Net realized and unrealized gain (loss) on investments	1.38	(0.98)	0.95	0.46	(0.41)

Total from investment operations	1.58	(0.75)	1.17	0.68	(0.17)

Less distributions:

From net investment income	(0.34)	(0.28)	(0.24)	(0.29)	(0.28)

From net realized gain on investments	(0.31)	—	—	(0.23)	(0.69)

Total distributions	(0.65)	(0.28)	(0.24)	(0.52)	(0.97)

Net asset value at end of year	$11.70	$10.77	$11.80	$10.87	$10.71

Total investment return (b)	14.83%	(6.47%)	10.80%	6.36%	(1.41%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.75%	2.02%	1.89%	2.02%	2.01%

Net expenses (c)	0.03%	0.03%	0.02%	0.03%	0.03%

Portfolio turnover rate	42%	58%	44%	44%	40%

Net assets at end of year (in 000’s)	$16,327	$14,616	$16,481	$16,599	$16,171

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.66	$11.67	$10.75	$10.60	$11.73

Net investment income (loss) (a)	0.17	0.20	0.19	0.19	0.21

Net realized and unrealized gain (loss) on investments	1.35	(0.96)	0.94	0.45	(0.40)

Total from investment operations	1.52	(0.76)	1.13	0.64	(0.19)

Less distributions:

From net investment income	(0.30)	(0.25)	(0.21)	(0.26)	(0.25)

From net realized gain on investments	(0.31)	—	—	(0.23)	(0.69)

Total distributions	(0.61)	(0.25)	(0.21)	(0.49)	(0.94)

Net asset value at end of year	$11.57	$10.66	$11.67	$10.75	$10.60

Total investment return (b)	14.55%	(6.68%)	10.52%	6.10%	(1.65%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.47%	1.70%	1.66%	1.74%	1.84%

Net expenses (c)	0.28%	0.28%	0.27%	0.28%	0.28%

Portfolio turnover rate	42%	58%	44%	44%	40%

Net assets at end of year (in 000’s)	$716,077	$714,720	$865,873	$850,124	$900,093

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	18.29%	5.46%	7.65%	0.78%
Service Class Shares	2/13/2006	18.00	5.19	7.38	1.03

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	31.49%	11.70%	13.56%
MSCI EAFE® Index[4]	22.01	5.67	5.50
Bloomberg Barclays U.S. Aggregate Bond Index[5]	8.72	3.05	3.75
Moderate Allocation Composite Index[6]	20.81	7.49	8.74
Morningstar Allocation—50% to 70% Equity Category Average[7]	19.23	6.22	7.90

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

18	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,056.10	$0.16	$1,025.05	$0.15	0.03%

Service Class Shares	$1,000.00	$1,054.70	$1.40	$1,023.84	$1.38	0.27%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

19

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 25 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

20	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Moderate Allocation Portfolio returned 18.29% for Initial Class shares and 18.00% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 22.01% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 20.81% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 19.23% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio and IQ Global Resources ETF.

Asset class policy provided a modest lift to relative performance during the reporting period. We modulated the Portfolio’s stock/bond blend fairly widely, adding equity exposure on market weakness during the fourth quarter of 2018, maintaining that exposure well into 2019 as stock prices recovered, dialing equity exposure back to neutral by late spring, and then moving to underweight equity exposure through the summer and into year-end. The Portfolio’s asset class stance proved helpful at times and unhelpful at other times, yielding a relatively small positive impact on relative performance.

The Portfolio’s relative performance also benefited to a small degree from its capitalization bias. Specifically, a tilt away from small company stocks provided a sturdy tailwind for returns. On the other hand, overweight exposure to emerging-market equities offset some of those gains through the first part of 2019 as international trade tensions escalated. Another slight curb on the Portfolio’s equity performance was its persistent bias toward value over growth in an environment that tended to favor growth-oriented issues.

The most significant detractor from relative performance during the reporting period was the Portfolio’s duration3 stance. Duration was shortened via holdings of cash and other short maturity instruments in anticipation of rising bond yields. However, yields moved abruptly in the other direction after the U.S. Federal Reserve Board (the “Fed”) shifted to a more accommodative monetary stance in early 2019 and then began to cut the benchmark federal funds rate. The Portfolio partly offset the negative effect of its duration stance through a small allocation to convertible bonds, which followed equity prices sharply higher.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio began to use total return swaps late in the reporting period to implement asset allocation views efficiently while reducing turnover among the Underlying Portfolios/Funds options. The Portfolio’s derivative positions proved to be a drag on performance, as was its asset class policy in the final two months of the year.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those Underlying Portfolios/Funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 18 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

21

segments of the market and appear positioned to benefit from the current economic environment.

Believing economic fundamentals to be sound despite concerns around trade negotiations, monetary policy and slowing external growth, we increased the Portfolio’s exposure to equities on price weakness in the fall of 2018. Conditions turned for the better in the final week of December, just before the reporting period began. With trade negotiations showing signs of progress, the Fed signaling an extended pause in its rate-hike campaign, and Chinese economic activity appearing to bounce in response to aggressive policy support, stock prices climbed steadily through the first four months of 2019. As they did, we gradually trimmed equity exposure, bringing the Portfolio close to neutral by late spring. Concerned regarding a global slump in manufacturing, plummeting business confidence readings, faltering capital expenditures and other potential downstream effects of the escalating trade war, we continued to trim equity exposure as the year progressed, bringing the Portfolio to several percentage points underweight. For a while, that conservative posture neither helped nor hurt performance materially, but apparent progress in trade negotiations and improving economic data late in the year led to a brisk equity rally in which the Portfolio did not fully participate.

A number of biases affected the Portfolio’s equity exposure. One of the more consequential was a preference for stocks of developing nations over those of the developed world into 2019. This stance reflected our belief that aggressive Chinese fiscal, monetary and regulatory actions taken to combat slowing growth would spark an economic reacceleration that would be felt well outside of China. We unwound that bias in the late spring and over the summer as the anticipated reacceleration in emerging-market economic activity failed to materialize.

Another tilt affecting the Portfolio’s equity exposure involved allocations across the capitalization spectrum. Although we had previously positioned the Portfolio to favor small companies over larger multinationals believing they would benefit disproportionately from tax reform and industry deregulation, we later reversed that position. Earnings trends within the small cap universe remained comparatively weak with a disconcerting number of firms producing negative earnings. Also, we anticipated that small and mid-sized firms were more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public markets.

Yet another equity bias affecting Portfolio performance was a preference for value over growth, driven in part by concerns regarding potential litigation and regulation in the hyper-competitive technology market, and in part by opportunities we observed in the traditionally value-oriented energy and financials sectors. That bias, which remained in effect through the end of the reporting period, proved largely unhelpful, although we saw some evidence of a rotation into more cyclical value stocks in November and December 2019.

On the fixed-income side, the Portfolio remained close to neutral in terms of credit exposure. Spreads appeared a little tight given the prevailing stage of the business cycle and the amount of leverage many companies had deployed, but we judged underlying corporate fundamentals to be sound. Within speculative grade credit, the Portfolio shied away from floating-rate bonds on concerns about excessive leverage and poor underwriting standards. The Portfolio’s duration was held a little bit short for a significant portion of the reporting period, but we gradually increased rate sensitivity in response to inflation, accommodative monetary policy and a recognition that the slowdown in the global economy might yet deteriorate into something more harmful, provoking a flight to quality and more aggressive government response.

How did the Portfolio’s allocations change over the course of the reporting period?

We lowered the Portfolio’s equity exposure on price strength in the first quarter of 2019, primarily by removing some assets from IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. Some of those proceeds remained in cash, although we eventually allocated much of it to MainStay VP Bond Portfolio.

Within equities, we moved to make the Portfolio’s value bias a little less pronounced. This involved an allocation shift toward MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. We also eliminated exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

On the fixed-income side of the Portfolio, the most noteworthy move was a shift out of MainStay VP MacKay High Yield Corporate Bond Portfolio into MainStay MacKay Short Duration High Yield Fund, shortening the Portfolio’s spread4 duration to protectively guard against a potential credit event. In similar fashion, we shifted assets away from both MainStay VP Floating Rate Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio, again moving them into MainStay MacKay Short Duration High Yield Fund, thereby concentrating the Portfolio’s speculative-grade debt exposure in the segment of the market with which we were most comfortable. Additionally, we extended duration within the investment-grade portion of the Portfolio by establishing a position in MainStay MacKay

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

22	MainStay VP Moderate Allocation Portfolio

Infrastructure Bond Fund, increasing rate sensitivity in another defensive maneuver.

MainStay Epoch Global Choice Fund was liquidated during the reporting period, and MainStay VP Epoch U.S. Small Cap Portfolio was merged into MainStay VP MacKay Small Cap Core Portfolio. We also elected to fully exit two other vehicles: IQ Enhanced Core Plus Bond U.S. ETF and IQ Global Resources ETF. A new fund, IQ 500 International ETF, was launched and added to the Portfolio. The position remained relatively small as of December 31, 2019, but is expected to become a more prominent constituent of the Portfolio as time goes by.

Lastly, a series of total return swap contracts were entered into as an overlay strategy. The use of these instruments allowed for more seamless, efficient implementation of asset class views than was possible using Underlying Portfolios/Funds to affect those positions.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay VP Large Cap Growth Portfolio, MainStay MAP Equity Fund and MainStay Epoch U.S. All Cap Fund. No Underlying Equity Portfolios/Funds experienced actual losses, but the lowest returns came from IQ Global Resources ETF (position closed just before the reporting period ended), MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were MainStay MAP Equity Fund, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The weakest contributions came from MainStay Epoch Global Choice Fund, MainStay VP MacKay S&P 500 Index Portfolio and IQ 500 International ETF, though all generated positive returns.

During the reporting period, which Underlying Fixed-Income Portfolios/Funds had the highest total returns and which Underlying Fixed-Income Portfolios/Funds had the lowest total returns?

Of the Underlying Fixed-Income Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay

VP MacKay Convertible Portfolio, IQ S&P High Yield Low Volatility Bond ETF and MainStay MacKay Short Duration High Yield Fund. The Portfolio’s cash sweep account produced the lowest return, followed by MainStay VP MacKay Unconstrained Bond Portfolio and MainStay VP Indexed Bond Portfolio.

Which Underlying Fixed-Income Portfolios/Funds were the strongest contributors to the Portfolio’s performance and which Underlying Fixed-Income Portfolios/Funds were particularly weak?

The Underlying Fixed-Income Portfolios/Funds making the most significant contributions to return included MainStay VP Indexed Bond Portfolio, MainStay VP Bond Portfolio and MainStay MacKay Short Duration High Yield Fund. Some of the smallest contributions came from MainStay Short Term Bond Fund, MainStay MacKay Infrastructure Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF, all of which posted positive results.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio maintains a generally defensive stance, with a tilt away from stocks reflecting our view that corporate profit growth was exceptionally weak during the past year and currently exhibits dim prospects for improvement. The U.S. economic expansion, now of record-setting longevity, is looking long in the tooth. Growth prospects appear constrained by a tight labor market, elevated corporate leverage (particularly among smaller companies) and less accommodating monetary conditions than was the case for much of the past decade despite recent Fed reversals. The current uncertain status of international trade policy poses additional risks to growth forecasts, with potential for further conflict to act as an accelerant, pulling recession forward. While we believe a recession is probably not imminent, an acceleration in growth seems unlikely. Given this environment, potential upside to equity pricing looks limited while downside risks are considerable. Accordingly, we deem a defensive stock/bond posture to be appropriate.

As of the same date, the Portfolio’s equity position tilts modestly away from big technology names dominating the large cap growth space, as we were leery of a changing regulatory environment and lofty valuations. Instead, we favor more reasonably valued stocks in the cyclical industries that tend to dominate value indices. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies, reflecting our concerns about small-cap earnings quality and the relative vulnerability of small firms to changes in lending conditions. We believe a further slowdown in domestic economic activity could introduce considerable stress to the small-cap market as credit availability dries up and revenues wane.

23

Within fixed income, as of the end of the reporting period the Portfolio maintains a roughly neutral position relative to the Bloomberg Barclays U.S. Aggregate Bond Index regarding credit exposure. This stance reflects our belief that, despite somewhat tight spreads and rising aggregate debt levels, corporate fundamentals remain solid for the time being. Among lower-grade credits, we prefer short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. The investment-grade part of the Portfolio maintains an average maturity similar to that of the benchmark, having extended duration in recent quarters partly through purchases of MainStay MacKay Infrastructure Bond Fund. We regard this as a defensive measure, believing that longer duration, high-grade bonds would fare well in the event of equity or credit stress.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

24	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Affiliated Investment Companies 95.9%†
Equity Funds 57.5%
IQ 50 Percent Hedged FTSE International ETF (a)	1,098,509	$23,861,593
IQ 500 International ETF (a)	1,090,772	31,097,037
IQ Chaikin U.S. Large Cap ETF (a)	1,181,180	31,903,672
IQ Chaikin U.S. Small Cap ETF (a)	391,269	10,697,294
MainStay Epoch Capital Growth Fund Class I (a)	943,507	12,322,205
MainStay Epoch International Choice Fund Class I (a)	1,083,259	39,809,769
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,454,219	40,223,692
MainStay MacKay International Opportunities Fund Class I (a)	3,740,227	27,640,279
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	2,670,927	21,794,761
MainStay MAP Equity Fund Class I (a)	1,258,409	53,922,838
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,273,578	16,945,317
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,563,762	43,153,602
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,125,545	50,383,423
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,372,439	60,519,242
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,093,368	29,336,604
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,490,154	48,632,510
MainStay VP MacKay International Equity Portfolio Initial Class	397,870	6,449,887
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	2,556,495	34,677,239
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	66,876	4,126,226
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,400,719	14,918,857
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,460,160	57,471,135

Total Equity Funds (Cost $630,578,284)		659,887,182

Fixed Income Funds 38.4%
IQ S&P High Yield Low Volatility Bond ETF (a)	178,449	4,537,940
MainStay MacKay High Yield Municipal Bond Fund Class R6 (a)	1,431,884	18,614,487
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	3,268,695	28,241,527
MainStay MacKay Short Duration High Yield Fund Class I (a)	8,337,361	82,706,624

	Shares	Value
Fixed Income Funds (continued)
MainStay Short Term Bond Class I (a)	1,075,130	$11,428,629
MainStay VP Bond Portfolio Initial Class (a)	5,204,773	75,822,512
MainStay VP Floating Rate Portfolio Initial Class (a)	1,939,362	17,318,600
MainStay VP Indexed Bond Portfolio Initial Class (a)	15,493,742	164,486,134
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,192,631	16,222,329
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	969,682	9,621,507
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,319,465	11,399,530

Total Fixed Income Funds (Cost $428,985,130)		440,399,819

Total Affiliated Investment Companies (Cost $1,059,563,414)		1,100,287,001

Short-Term Investment 4.1%
Affiliated Investment Company 4.1%
MainStay U.S. Government Liquidity Fund, 1.40% (a)(b)	46,852,458	46,852,458

Total Short-Term Investment (Cost $46,852,458)		46,852,458

Total Investments (Cost $1,106,415,872)	100.0%	1,147,139,459
Other Assets, Less Liabilities	0.0 ‡	292,116
Net Assets	100.0%	$1,147,431,575

‡	Less than one-tenth of a percent.

†	Percentages indicated are based on Portfolio net assets.

(a)	As of December 31, 2019, the Portfolio’s ownership exceeded 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Current yield as of December 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2019 (continued)

Swap Contracts

Open OTC total return swap contracts as of December 31, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares Core U.S. Aggregate Bond ETF	1 month LIBOR BBA plus 0.60%	12/01/2020	Monthly	$45,517	$—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(11,604)	—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(12,053)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	29,599	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.09%	12/07/2020	Monthly	(30,284)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.25%	12/07/2020	Monthly	(19,012)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.262%	12/07/2020	Monthly	43,509	—
						$—

1.	As of December 31, 2019, cash in the amount $358,831 was pledged from brokers for OTC swap contracts.

2.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2019.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$659,887,182	$—	$—	$659,887,182
Fixed Income Funds	440,399,819	—	—	440,399,819
Short-Term Investment	46,852,458	—	—	46,852,458

Total Investments in Securities	$1,147,139,459	$—	$—	$1,147,139,459

(a)	For a complete listing of investments, see the Portfolio of Investments.

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $1,106,415,872)	$1,147,139,459
Cash collateral on deposit at broker for swap contracts	358,831
Cash	256,811
Receivables:
Investment securities sold	15,596,259
Dividends and Interest	922,862
Portfolio shares sold	558,440

Total assets	1,164,832,662

Liabilities
Payables:
Investment securities purchased	15,849,355
Portfolio shares redeemed	853,247
Dividends and interest on OTC swaps contracts	392,946
NYLIFE Distributors (See Note 3)	233,484
Shareholder communication	38,435
Professional fees	25,277
Custodian	5,628
Trustees	1,784
Accrued expenses	931

Total liabilities	17,401,087

Net assets	$1,147,431,575

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$102,236
Additional paid-in capital	1,103,450,003

1,103,552,239
Total distributable earnings (loss)	43,879,336

Net assets	$1,147,431,575

Initial Class
Net assets applicable to outstanding shares	$45,282,756

Shares of beneficial interest outstanding	3,999,251

Net asset value per share outstanding	$11.32

Service Class
Net assets applicable to outstanding shares	$1,102,148,819

Shares of beneficial interest outstanding	98,236,753

Net asset value per share outstanding	$11.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$23,719,178
Interest	1,173

Total income	23,720,351

Expenses
Distribution/Service—Service Class (See Note 3)	2,809,664
Professional fees	108,886
Shareholder communication	101,020
Trustees	29,379
Custodian	15,332
Miscellaneous	31,147

Total expenses	3,095,428

Net investment income (loss)	20,624,923

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	(9,237,311)
Realized capital gain distributions from affiliated investment companies	42,002,930
Swap transactions	(296,395)

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	32,469,224

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	140,351,475

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	140,351,475

Net realized and unrealized gain (loss) on investments and swap transactions	172,820,699

Net increase (decrease) in net assets resulting from operations	$193,445,622

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,624,923	$22,527,564
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	32,469,224	53,481,816
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	140,351,475	(185,630,627)

Net increase (decrease) in net assets resulting from operations	193,445,622	(109,621,247)

Distributions to shareholders:
Initial Class	(3,140,712)	(2,565,757)
Service Class	(76,514,893)	(62,823,221)

Total distributions to shareholders	(79,655,605)	(65,388,978)

Capital share transactions:
Net proceeds from sale of shares	41,200,942	106,545,338
Net asset value of shares issued to shareholders in reinvestment of distributions	79,655,605	65,388,978
Cost of shares redeemed	(233,611,591)	(188,840,859)

Increase (decrease) in net assets derived from capital share transactions	(112,755,044)	(16,906,543)

Net increase (decrease) in net assets	1,034,973	(191,916,768)

Net Assets
Beginning of year	1,146,396,602	1,338,313,370

End of year	$1,147,431,575	$1,146,396,602

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.33	$11.89	$10.57	$10.59	$12.03

Net investment income (loss) (a)	0.23	0.23	0.20	0.19	0.20

Net realized and unrealized gain (loss) on investments	1.60	(1.16)	1.36	0.48	(0.39)

Total from investment operations	1.83	(0.93)	1.56	0.67	(0.19)

Less distributions:

From net investment income	(0.36)	(0.27)	(0.19)	(0.24)	(0.30)

From net realized gain on investments	(0.48)	(0.36)	(0.05)	(0.45)	(0.95)

Total distributions	(0.84)	(0.63)	(0.24)	(0.69)	(1.25)

Net asset value at end of year	$11.32	$10.33	$11.89	$10.57	$10.59

Total investment return (b)	18.29%	(8.40%)	14.97%	6.41%	(1.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.04%	1.99%	1.79%	1.76%	1.69%

Net expenses (c)	0.03%	0.02%	0.02%	0.03%	0.02%

Portfolio turnover rate	40%	52%	33%	40%	36%

Net assets at end of year (in 000’s)	$45,283	$43,161	$49,419	$43,873	$41,551

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.23	$11.79	$10.48	$10.51	$11.95

Net investment income (loss) (a)	0.20	0.20	0.17	0.16	0.17

Net realized and unrealized gain (loss) on investments	1.60	(1.16)	1.36	0.47	(0.39)

Total from investment operations	1.80	(0.96)	1.53	0.63	(0.22)

Less distributions:

From net investment income	(0.33)	(0.24)	(0.17)	(0.21)	(0.27)

From net realized gain on investments	(0.48)	(0.36)	(0.05)	(0.45)	(0.95)

Total distributions	(0.81)	(0.60)	(0.22)	(0.66)	(1.22)

Net asset value at end of year	$11.22	$10.23	$11.79	$10.48	$10.51

Total investment return (b)	18.00%	(8.63%)	14.68%	6.14%	(1.86%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.76%	1.73%	1.53%	1.52%	1.44%

Net expenses (c)	0.27%	0.27%	0.27%	0.28%	0.27%

Portfolio turnover rate	40%	52%	33%	40%	36%

Net assets at end of year (in 000’s)	$1,102,149	$1,103,235	$1,288,895	$1,171,213	$1,137,619

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	21.42%	6.19%	8.70%	0.87%
Service Class Shares	2/13/2006	21.12	5.93	8.43	1.12

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	31.49%	11.70%	13.56%
MSCI EAFE® Index[4]	22.01	5.67	5.50
Bloomberg Barclays U.S. Aggregate Bond Index[5]	8.72	3.05	3.75
Moderate Growth Allocation Composite Index[6]	24.93	8.88	10.25
Morningstar Allocation—70% to 85% Equity Category Average[7]	21.35	6.54	8.44

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

31

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,066.50	$0.10	$1,025.10	$0.10	0.02%

Service Class Shares	$1,000.00	$1,065.10	$1.41	$1,023.84	$1.38	0.27%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

32	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 38 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

33

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Moderate Growth Allocation Portfolio returned 21.42% for Initial Class shares and 21.12% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 22.01% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 24.93% return of the Moderate Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 21.35% return of the Morningstar Allocation—70% to 85% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio and IQ Global Resources ETF.

Asset class policy provided a modest lift to relative performance during the reporting period. We modulated the Portfolio’s stock/bond blend fairly widely, adding equity exposure on market weakness during the fourth quarter of 2018, maintaining that exposure well into 2019 as stock prices recovered, dialing equity exposure back to neutral by late spring, and then moving to underweight equity exposure through the summer and into year-end. The Portfolio’s asset class stance proved helpful at times and unhelpful at other times, yielding a relatively small positive impact on relative performance.

The Portfolio’s relative performance also benefited to a small degree from its capitalization bias. Specifically, a tilt away from small company stocks provided a sturdy tailwind for returns. On the other hand, overweight exposure to emerging-market equities offset some of those gains through the first part of 2019 as international trade tensions escalated. Another slight curb on the Portfolio’s equity performance was its persistent bias toward value over growth in an environment that tended to favor growth-oriented issues.

The most significant detractor from relative performance during the reporting period was the Portfolio’s duration3 stance. Duration was shortened via holdings of cash and other short maturity instruments in anticipation of rising bond yields. However, yields moved abruptly in the other direction after the U.S. Federal Reserve Board (the “Fed”) shifted to a more accommodative monetary stance in early 2019 and then began to cut the benchmark federal funds rate. The Portfolio partly offset the negative effect of its duration stance through a small allocation to convertible bonds, which followed equity prices sharply higher.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio began to use total return swaps late in the reporting period to implement asset allocation views efficiently while reducing turnover among the Underlying Portfolios/Funds options. The Portfolio’s derivative positions proved to be a drag on performance, as was its asset class policy in the final two months of the year.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those Underlying Portfolios/Funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 31 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

34	MainStay VP Moderate Growth Allocation Portfolio

segments of the market and appear positioned to benefit from the current economic environment.

Believing economic fundamentals to be sound despite concerns around trade negotiations, monetary policy and slowing external growth, we increased the Portfolio’s exposure to equities on price weakness in the fall of 2018. Conditions turned for the better in the final week of December, just before the reporting period began. With trade negotiations showing signs of progress, the Fed signaling an extended pause in its rate-hike campaign, and Chinese economic activity appearing to bounce in response to aggressive policy support, stock prices climbed steadily through the first four months of 2019. As they did, we gradually trimmed equity exposure, bringing the Portfolio close to neutral by late spring. Concerned regarding a global slump in manufacturing, plummeting business confidence readings, faltering capital expenditures and other potential downstream effects of the escalating trade war, we continued to trim equity exposure as the year progressed, bringing the Portfolio to several percentage points underweight. For a while, that conservative posture neither helped nor hurt performance materially, but apparent progress in trade negotiations and improving economic data late in the year led to a brisk equity rally in which the Portfolio did not fully participate.

A number of biases affected the Portfolio’s equity exposure. One of the more consequential was a preference for stocks of developing nations over those of the developed world into 2019. This stance reflected our belief that aggressive Chinese fiscal, monetary and regulatory actions taken to combat slowing growth would spark an economic reacceleration that would be felt well outside of China. We unwound that bias in the late spring and over the summer as the anticipated reacceleration in emerging-market economic activity failed to materialize.

Another tilt affecting the Portfolio’s equity exposure involved allocations across the capitalization spectrum. Although we had previously positioned the Portfolio to favor small companies over larger multinationals believing they would benefit disproportionately from tax reform and industry deregulation, we later reversed that position. Earnings trends within the small cap universe remained comparatively weak with a disconcerting number of firms producing negative earnings. Also, we anticipated that small and mid-sized firms were more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public markets.

Yet another equity bias affecting Portfolio performance was a preference for value over growth, driven in part by concerns regarding potential litigation and regulation in the hyper-competitive technology market, and in part by opportunities we observed in the traditionally value-oriented energy and financials sectors. That bias, which remained in effect through the end of the reporting period, proved largely unhelpful, although we saw some evidence of a rotation into more cyclical value stocks in November and December 2019.

On the fixed-income side, the Portfolio remained close to neutral in terms of credit exposure. Spreads appeared a little tight given the prevailing stage of the business cycle and the amount of leverage many companies had deployed, but we judged underlying corporate fundamentals to be sound. Within speculative grade credit, the Portfolio shied away from floating-rate bonds on concerns about excessive leverage and poor underwriting standards. The Portfolio’s duration was held a little bit short for a significant portion of the reporting period, but we gradually increased rate sensitivity in response to inflation, accommodative monetary policy and a recognition that the slowdown in the global economy might yet deteriorate into something more harmful, provoking a flight to quality and more aggressive government response.

How did the Portfolio’s allocations change over the course of the reporting period?

We lowered the Portfolio’s equity exposure on price strength in the first quarter of 2019, primarily by removing some assets from IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The proceeds were mostly kept in cash.

Within equities, we moved to make the Portfolio’s value bias a little less pronounced. This involved an allocation shift toward MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. We also eliminated exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

On the fixed-income side of the Portfolio, the most noteworthy move was a shift out of MainStay VP MacKay High Yield Corporate Bond Portfolio into MainStay MacKay Short Duration High Yield Fund, shortening the Portfolio’s spread4 duration to protectively guard against a potential credit event. In similar fashion, we shifted assets away from both MainStay VP Floating Rate Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio, again moving them into MainStay MacKay Short Duration High Yield Fund, thereby concentrating the Portfolio’s speculative-grade debt exposure in the segment of the market with which we were most comfortable. Additionally, we extended duration within the investment-grade portion of the Portfolio by establishing a position in MainStay MacKay Infrastructure Bond Fund, increasing rate sensitivity in another defensive maneuver.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

35

MainStay Epoch Global Choice Fund was liquidated during the reporting period, and MainStay VP Epoch U.S. Small Cap Portfolio was merged into MainStay VP MacKay Small Cap Core Portfolio. We also elected to fully exit two other vehicles: IQ Enhanced Core Plus Bond U.S. ETF and IQ Global Resources ETF. A new fund, IQ 500 International ETF, was launched and added to the Portfolio. The position remained relatively small as of December 31, 2019, but is expected to become a more prominent constituent of the Portfolio as time goes by.

Lastly, a series of total return swap contracts were entered into as an overlay strategy. The use of these instruments allowed for more seamless, efficient implementation of asset class views than was possible using Underlying Portfolios/Funds to affect those positions.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay VP Large Cap Growth Portfolio, MainStay MAP Equity Fund and MainStay Epoch U.S. All Cap Fund. No Underlying Equity Portfolios/Funds experienced actual losses, but the lowest returns came from IQ Global Resources ETF (position closed just before the reporting period ended), MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were MainStay MAP Equity Fund, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest contributions came from MainStay Epoch Global Choice Fund, MainStay VP MacKay S&P 500 Index Portfolio and MainStay Cushing MLP Premier Fund, though all generated positive returns.

During the reporting period, which Underlying Fixed-Income Portfolios/Funds had the highest total returns and which Underlying Fixed-Income Portfolios/Funds had the lowest total returns?

Of the Underlying Fixed-Income Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay VP MacKay Convertible Portfolio, IQ S&P High Yield Low Volatility Bond ETF and MainStay MacKay Short Duration High Yield

Fund. The Portfolio’s cash sweep account produced the lowest return, followed by MainStay VP MacKay Unconstrained Bond Portfolio and MainStay VP Indexed Bond Portfolio.

Which Underlying Fixed-Income Portfolios/Funds were the strongest contributors to the Portfolio’s performance and which Underlying Fixed-Income Portfolios/Funds were particularly weak?

The Underlying Fixed-Income Portfolios/Funds making the most significant contributions to return included MainStay MacKay Short Duration High Yield Fund, MainStay VP MacKay Convertible Portfolio and MainStay VP Floating Rate Portfolio. Some of the smallest contributions came from MainStay Short Term Bond Fund, MainStay VP Indexed Bond Portfolio, and MainStay VP MacKay High Yield Corporate Bond Portfolio, all of which posted positive results.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio maintains a tilt away from stocks reflecting our view that corporate profit growth was exceptionally weak during the past year and currently exhibits dim prospects for improvement. The U.S. economic expansion, now of record-setting longevity, is looking long in the tooth. Growth prospects appear constrained by a tight labor market, elevated corporate leverage (particularly among smaller companies) and less accommodating monetary conditions than was the case for much of the past decade despite recent Fed reversals. The current uncertain status of international trade policy poses additional risks to growth forecasts, with potential for further conflict to act as an accelerant, pulling recession forward. While we believe a recession is probably not imminent, an acceleration in growth seems unlikely. Given this environment, potential upside to equity pricing looks limited while downside risks are considerable. Accordingly, we deem a defensive stock/bond posture to be appropriate.

As of the same date, the Portfolio’s equity position tilts modestly away from big technology names dominating the large cap growth space, as we were leery of a changing regulatory environment and lofty valuations. Instead, we favor more reasonably valued stocks in the cyclical industries that tend to dominate value indices. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies, reflecting our concerns about small-cap earnings quality and the relative vulnerability of small firms to changes in lending conditions. We believe a further slowdown in domestic economic activity could introduce considerable stress to the small-cap market as credit availability dries up and revenues wane.

Within fixed income, as of the end of the reporting period the Portfolio maintains a roughly neutral position relative to the

36	MainStay VP Moderate Growth Allocation Portfolio

Bloomberg Barclays U.S. Aggregate Bond Index regarding credit exposure. This stance reflects our belief that, despite somewhat tight spreads and rising aggregate debt levels, corporate fundamentals remain solid for the time being. Among lower-grade credits, we prefer short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. The investment-grade part of the

Portfolio maintains an average maturity similar to that of the benchmark, having extended duration in recent quarters partly through purchases of MainStay MacKay Infrastructure Bond Fund. We regard this as a defensive measure, believing that longer duration, high-grade bonds would fare well in the event of equity or credit stress.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

37

Portfolio of Investments December 31, 2019

	Shares	Value
Affiliated Investment Companies 97.7%†
Equity Funds 77.8%
IQ 50 Percent Hedged FTSE International ETF (a)	1,864,205	$40,493,888
IQ 500 International ETF (a)	2,668,388	76,073,607
IQ Chaikin U.S. Large Cap ETF (a)	2,944,912	79,542,073
IQ Chaikin U.S. Small Cap ETF (a)	973,777	26,623,063
MainStay Epoch Capital Growth Fund Class I (a)	1,645,405	21,488,990
MainStay Epoch International Choice Fund Class I (a)	2,488,292	91,444,727
MainStay Epoch U.S. All Cap Fund Class R6 (a)	3,099,145	85,722,338
MainStay MacKay International Opportunities Fund Class I (a)	9,355,190	69,134,852
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	4,742,528	38,699,031
MainStay MAP Equity Fund Class I (a)	2,444,546	104,748,814
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	5,876,840	78,192,997
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	9,796,153	92,629,563
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	7,924,994	127,749,966
MainStay VP Large Cap Growth Portfolio Initial Class (a)	4,456,643	113,685,838
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,956,162	52,486,600
MainStay VP MacKay Growth Portfolio Initial Class (a)	3,039,532	99,197,850
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,484,149	24,059,575
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	7,373,556	100,017,626
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	83,993	5,182,392
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	5,153,259	54,886,635
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	11,041,511	142,274,746

Total Equity Funds (Cost $1,483,031,903)		1,524,335,171

Fixed Income Funds 19.9%
IQ S&P High Yield Low Volatility Bond ETF	87,348	2,221,251
MainStay MacKay High Yield Municipal Bond Fund Class R6 (a)	2,429,851	31,588,061
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	5,734,843	49,549,040
MainStay MacKay Short Duration High Yield Fund Class I	13,554,355	134,459,204

	Shares	Value
Fixed Income Funds (continued)
MainStay Short Term Bond Class I (a)	1,831,053	$19,464,095
MainStay VP Bond Portfolio Initial Class (a)	2,494,902	36,345,431
MainStay VP Floating Rate Portfolio Initial Class (a)	3,303,221	29,497,935
MainStay VP Indexed Bond Portfolio Initial Class (a)	2,558,793	27,164,897
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,983,310	26,977,251
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	1,399,273	13,884,047
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,239,801	19,350,792

Total Fixed Income Funds (Cost $385,858,588)		390,502,004

Total Affiliated Investment Companies (Cost $1,868,890,491)		1,914,837,175

Short-Term Investments 2.3%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 1.40% (a)(b)	44,601,139	44,601,139

Total Affiliated Investment Company (Cost $44,601,139)		44,601,139

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.12%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $694,324 (Collateralized by United States Treasury Notes with rates between 0.125% and 1.50% and maturity dates between 8/31/21 and 1/15/22, with a Principal Amount of $705,000 and a Market Value of $713,985)	$694,319	694,319

Total Repurchase Agreement (Cost $694,319)		694,319

Total Short-Term Investments (Cost $45,295,458)		45,295,458

Total Investments (Cost $1,914,185,949)	100.0%	1,960,132,633
Other Assets, Less Liabilities	0.0 ‡	116,902
Net Assets	100.0%	$1,960,249,535

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of December 31, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2019.

Swap Contracts

Open OTC total return swap contracts as of December 31, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares Core U.S. Aggregate Bond ETF	1 month LIBOR BBA plus 0.60%	12/01/2020	Monthly	$77,632	$—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(19,796)	—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(20,523)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	50,401	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.09%	12/07/2020	Monthly	(47,092)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.25%	12/07/2020	Monthly	(30,154)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.252%	12/07/2020	Monthly	67,344	—
						$—

1.	As of December 31, 2019, cash in the amount $662,074 was pledged from brokers for OTC swap contracts.

2.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2019.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,524,335,171	$—	$—	$1,524,335,171
Fixed Income Funds	390,502,004	—	—	390,502,004
Short-Term Investment	44,601,139	—	—	44,601,139
Short-Term Investment
Repurchase Agreement	—	694,319	—	694,319

Total Investments in Securities	$1,959,438,314	$694,319	$—	$1,960,132,633

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $1,913,491,630)	$1,959,438,314
Repurchase agreements, at value (identified cost $694,319)	694,319
Cash collateral on deposit at broker for swap contracts	662,074
Receivables:
Investment securities sold	36,690,544
Dividends and Interest	1,927,713
Portfolio shares sold	53,644

Total assets	1,999,466,608

Liabilities
Payables:
Investment securities purchased	37,201,677
Portfolio shares redeemed	851,885
Dividends and interest on OTC swaps contracts	669,004
NYLIFE Distributors (See Note 3)	395,381
Shareholder communication	63,827
Professional fees	25,002
Custodian	5,541
Trustees	3,032
Accrued expenses	1,724

Total liabilities	39,217,073

Net assets	$1,960,249,535

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$172,121
Additional paid-in capital	1,880,242,118

1,880,414,239
Total distributable earnings (loss)	79,835,296

Net assets	$1,960,249,535

Initial Class
Net assets applicable to outstanding shares	$91,615,295

Shares of beneficial interest outstanding	7,960,724

Net asset value per share outstanding	$11.51

Service Class
Net assets applicable to outstanding shares	$1,868,634,240

Shares of beneficial interest outstanding	164,160,607

Net asset value per share outstanding	$11.38

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$43,458,184
Interest	1,845

Total income	43,460,029

Expenses
Distribution/Service—Service Class (See Note 3)	4,764,321
Shareholder communication	168,015
Professional fees	156,261
Trustees	50,106
Custodian	15,593
Miscellaneous	50,637

Total expenses	5,204,933

Net investment income (loss)	38,255,096

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	(31,132,731)
Realized capital gain distributions from affiliated investment companies	98,289,513
Swap transactions	(532,741)

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	66,624,041

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	277,110,351

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	277,110,351

Net realized and unrealized gain (loss) on investments and swap transactions	343,734,392

Net increase (decrease) in net assets resulting from operations	$381,989,488

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,255,096	$32,478,085
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	66,624,041	154,490,784
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	277,110,351	(425,456,108)

Net increase (decrease) in net assets resulting from operations	381,989,488	(238,487,239)

Distributions to shareholders:
Initial Class	(9,016,002)	(5,592,425)
Service Class	(184,374,621)	(128,359,468)

Total distributions to shareholders	(193,390,623)	(133,951,893)

Capital share transactions:
Net proceeds from sale of shares	25,257,054	115,635,373
Net asset value of shares issued to shareholders in reinvestment of distributions	193,390,623	133,951,893
Cost of shares redeemed	(377,103,948)	(301,081,497)

Increase (decrease) in net assets derived from capital share transactions	(158,456,271)	(51,494,231)

Net increase (decrease) in net assets	30,142,594	(423,933,363)

Net Assets
Beginning of year	1,930,106,941	2,354,040,304

End of year	$1,960,249,535	$1,930,106,941

42	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.57	$12.61	$11.00	$11.08	$12.78

Net investment income (loss) (a)	0.26	0.21	0.17	0.18	0.17

Net realized and unrealized gain (loss) on investments	1.91	(1.47)	1.86	0.64	(0.49)

Total from investment operations	2.17	(1.26)	2.03	0.82	(0.32)

Less distributions:

From net investment income	(0.39)	(0.24)	(0.18)	(0.24)	(0.30)

From net realized gain on investments	(0.84)	(0.54)	(0.24)	(0.66)	(1.08)

Total distributions	(1.23)	(0.78)	(0.42)	(0.90)	(1.38)

Net asset value at end of year	$11.51	$10.57	$12.61	$11.00	$11.08

Total investment return (b)	21.42%	(10.73%)	18.62%	7.56%	(2.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.22%	1.71%	1.43%	1.60%	1.38%

Net expenses (c)	0.02%	0.02%	0.02%	0.03%	0.02%

Portfolio turnover rate	41%	44%	31%	33%	34%

Net assets at end of year (in 000’s)	$91,615	$80,133	$90,089	$76,025	$68,000

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.47	$12.49	$10.90	$10.99	$12.68

Net investment income (loss) (a)	0.22	0.17	0.14	0.14	0.14

Net realized and unrealized gain (loss) on investments	1.88	(1.44)	1.84	0.64	(0.47)

Total from investment operations	2.10	(1.27)	1.98	0.78	(0.33)

Less distributions:

From net investment income	(0.35)	(0.21)	(0.15)	(0.21)	(0.28)

From net realized gain on investments	(0.84)	(0.54)	(0.24)	(0.66)	(1.08)

Total distributions	(1.19)	(0.75)	(0.39)	(0.87)	(1.36)

Net asset value at end of year	$11.38	$10.47	$12.49	$10.90	$10.99

Total investment return (b)	21.12%	(10.95%)	18.32%	7.30%	(2.59%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.90%	1.42%	1.17%	1.32%	1.13%

Net expenses (c)	0.27%	0.27%	0.27%	0.28%	0.27%

Portfolio turnover rate	41%	44%	31%	33%	34%

Net assets at end of year (in 000’s)	$1,868,634	$1,849,974	$2,263,952	$1,990,699	$1,869,969

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	24.58%	6.80%	9.44%	0.90%
Service Class Shares	2/13/2006	24.27	6.53	9.17	1.15

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	31.49%	11.70%	13.56%
MSCI EAFE® Index[4]	22.01	5.67	5.50
Growth Allocation Composite Index[5]	29.08	10.21	11.70
Morningstar Allocation—85%+ Equity Category Average[6]	24.78	7.40	9.70

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus , as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

44	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,077.60	$0.16	$1,025.05	$0.15	0.03%

Service Class Shares	$1,000.00	$1,076.20	$1.47	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

45

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 50 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

46	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Growth Allocation Portfolio returned 24.58% for Initial Class shares and 24.27% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, but outperformed the 22.01% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes underperformed the 29.08% return of the Growth Allocation Composite Index, which is an additional benchmark of the Portfolio, and the 24.78% return of the Morningstar Allocation—85%+ Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio and IQ Global Resources ETF.

Asset class policy moderately detracted from relative performance during the reporting period. While all assets are typically allocated to equities, the Portfolio held cash as a buffer against potential drawdowns during the second half of 2019 as the market appeared vulnerable to a correction. However, trade tensions eased a bit, industrial data improved, and stock prices soared into year-end. Holding cash meant that the Portfolio did not fully participate in that rally.

The Portfolio’s relative performance benefited from its capitalization bias, offsetting some of the shortfall described above. Specifically, a tilt away from small company stocks provided a sturdy tailwind for returns. On the other hand, overweight exposure to emerging-market equities offset some of those gains through the first part of 2019 as international trade tensions escalated. Another slight curb on the Portfolio’s equity performance was its persistent bias toward value over growth in an environment that tended to favor growth-oriented issues.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio began to use total return swaps late in the reporting period to implement asset allocation views efficiently while reducing turnover among the Underlying Portfolios/Funds options. The Portfolio’s derivative positions proved to be a drag on performance, as was its asset class policy in the final two months of the year.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases and sector exposures) and the attributes of the individual holdings within those Underlying Portfolios/Funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

Concerned regarding a global slump in manufacturing, plummeting business confidence readings, faltering capital expenditures and other potential downstream effects of the escalating trade war, we elected to trim equity exposure in the late spring and early summer 2019, bringing the Portfolio to several percentage points underweight. For a while, that conservative posture neither helped nor hurt performance materially, but apparent progress in trade negotiations and improving economic data late in the year led to a brisk equity rally in which the Portfolio did not fully participate.

A number of biases affected the Portfolio’s equity exposure. One of the more consequential was a preference for stocks of developing nations over those of the developed world into 2019. This stance reflected our belief that aggressive Chinese fiscal, monetary and regulatory actions taken to combat slowing growth would spark an economic reacceleration that would be felt well outside of China. We unwound that bias in the late

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 44 for more information on benchmark and peer group returns.

47

spring and over the summer as the anticipated reacceleration in emerging-market economic activity failed to materialize.

Another tilt affecting the Portfolio’s equity exposure involved allocations across the capitalization spectrum. Although we had previously positioned the Portfolio to favor small companies over larger multinationals believing they would benefit disproportionately from tax reform and industry deregulation, we later reversed that position. Earnings trends within the small cap universe remained comparatively weak with a disconcerting number of firms producing negative earnings. Also, we anticipated that small and mid-sized firms were more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public markets.

Yet another equity bias affecting Portfolio performance was a preference for value over growth, driven in part by concerns regarding potential litigation and regulation in the hyper-competitive technology market, and in part by opportunities we observed in the traditionally value-oriented energy and financials sectors. That bias, which remained in effect through the end of the reporting period, proved largely unhelpful, although we saw some evidence of a rotation into more cyclical value stocks in November and December 2019.

How did the Portfolio’s allocations change over the course of the reporting period?

The decision to build the Portfolio’s cash position involved sales from many Underlying Portfolios/Funds. Among them were MainStay MacKay U.S. Equity Opportunities Fund, IQ 50 Percent Hedged FTSE International ETF and MainStay VP Emerging Markets Equity Portfolio.

We moved to make the Portfolio’s value bias a little less pronounced. This involved an allocation shift toward MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. We also eliminated exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

MainStay Epoch Global Choice Fund was liquidated during the reporting period, and MainStay VP Epoch U.S. Small Cap Portfolio was merged into MainStay VP MacKay Small Cap Core Portfolio. We also elected to fully exit IQ Global Resources ETF. A new fund, IQ 500 International ETF, was launched and added to the Portfolio.

Lastly, a series of total return swap contracts were entered into as an overlay strategy. The use of these instruments allowed for more seamless, efficient implementation of asset class views than was possible using Underlying Portfolios/Funds to affect those positions.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay VP Large Cap Growth Portfolio, MainStay MAP Equity Fund and MainStay Epoch U.S. All Cap Fund. No Underlying Equity Portfolios/Funds experienced actual losses, but the lowest returns came from IQ Global Resources ETF (position closed just before the reporting period ended), MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/ Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were MainStay MAP Equity Fund, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest contributions came from MainStay Epoch Global Choice Fund, MainStay VP MacKay S&P 500 Index Portfolio and MainStay Cushing MLP Premier Fund, though all generated positive returns.

How was the Fund positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio maintains a tilt away from stocks, reflecting our view that corporate profit growth was exceptionally weak during the past year and currently exhibits dim prospects for improvement. The U.S. economic expansion, now of record-setting longevity, is looking long in the tooth. Growth prospects appear constrained by a tight labor market, elevated corporate leverage (particularly among smaller companies) and less accommodating monetary conditions than was the case for much of the past decade despite recent Federal Reserve reversals. The current uncertain status of international trade policy poses additional risks to growth forecasts, with potential for further conflict to act as an accelerant, pulling recession forward. While we believe a recession is probably not imminent, an acceleration in growth seems unlikely. Given this environment, potential upside to equity pricing looks limited while downside risks are considerable. Accordingly, we deem a defensive posture to be appropriate.

As of the same date, the Portfolio’s equity position tilts modestly away from big technology names dominating the large cap growth space as we were leery of a changing regulatory environment and lofty valuations. Instead, we favor more

48	MainStay VP Growth Allocation Portfolio

reasonably valued stocks in the cyclical industries that tend to dominate value indices. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies, reflecting our concerns about small-cap earnings quality and the relative vulnerability of small firms to changes in lending conditions. We believe a further slowdown in domestic economic activity could introduce considerable stress to the small-cap market as credit availability dries up and revenues wane.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

49

Portfolio of Investments December 31, 2019

	Shares	Value
Affiliated Investment Companies 97.2%†
Equity Funds 97.2%
IQ 50 Percent Hedged FTSE International ETF (a)	1,033,274	$22,444,571
IQ 500 International ETF (a)	2,120,056	60,441,101
IQ Chaikin U.S. Large Cap ETF (a)	2,206,787	59,605,317
IQ Chaikin U.S. Small Cap ETF	243,929	6,669,019
MainStay Epoch Capital Growth Fund Class I (a)	859,955	11,231,012
MainStay Epoch International Choice Fund Class I (a)	1,621,081	59,574,732
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,817,927	50,283,854
MainStay MacKay International Opportunities Fund Class I (a)	6,063,838	44,811,762
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	1,810,227	14,771,454
MainStay MAP Equity Fund Class I (a)	1,912,029	81,930,450
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	5,451,094	72,528,330
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	6,521,254	61,663,075
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	6,204,169	100,010,476
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,497,112	89,208,872
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,712,302	45,943,489
MainStay VP MacKay Growth Portfolio Initial Class (a)	2,504,094	81,723,345
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,882,762	30,521,500

	Shares	Value
Equity Funds (continued)
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	4,257,422	$57,749,234
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	12,608	777,903
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	3,411,949	36,340,192
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	7,558,199	97,390,733

Total Affiliated Investment Companies (Cost $1,051,372,767)		1,085,620,421

Short-Term Investment 2.8%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 1.40% (b)	31,130,157	31,130,157

Total Short-Term Investment (Cost $31,130,157)		31,130,157

Total Investments (Cost $1,082,502,924)	100.0%	1,116,750,578
Other Assets, Less Liabilities	0.0 ‡	205,939
Net Assets	100.0%	$1,116,956,517

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of December 31, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2019.

Swap Contracts

Open OTC total return swap contracts as of December 31, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	$(11,157)	$—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.20%	12/01/2020	Monthly	(11,572)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	28,418	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.09%	12/07/2020	Monthly	(25,035)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.25%	12/07/2020	Monthly	(19,272)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.254%	12/07/2020	Monthly	38,732	—
						$—

1.	As of December 31, 2019, cash in the amount $517,363 was pledged from brokers for OTC swap contracts.

2.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2019.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,085,620,421	$—	$—	$1,085,620,421
Short-Term Investment	31,130,157	—	—	31,130,157

Total Investments in Securities	$1,116,750,578	$—	$—	$1,116,750,578

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $1,082,502,924)	$1,116,750,578
Cash collateral on deposit at broker for swap contracts	517,363
Receivables:
Investment securities sold	16,750,844
Dividends and Interest	1,011,511
Portfolio shares sold	27,628

Total assets	1,135,057,924

Liabilities
Due to custodian	266,734
Payables:
Investment securities purchased	16,769,724
Portfolio shares redeemed	407,163
Dividends and interest on OTC swaps contracts	375,380
NYLIFE Distributors (See Note 3)	217,910
Shareholder communication	32,969
Professional fees	25,310
Custodian	3,658
Trustees	1,691
Accrued expenses	868

Total liabilities	18,101,407

Net assets	$1,116,956,517

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$95,653
Additional paid-in capital	1,051,910,547

1,052,006,200
Total distributable earnings (loss)	64,950,317

Net assets	$1,116,956,517

Initial Class
Net assets applicable to outstanding shares	$83,143,356

Shares of beneficial interest outstanding	7,048,101

Net asset value per share outstanding	$11.80

Service Class
Net assets applicable to outstanding shares	$1,033,813,161

Shares of beneficial interest outstanding	88,604,472

Net asset value per share outstanding	$11.67

52	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$19,180,683
Interest	226

Total income	19,180,909

Expenses
Distribution/Service—Service Class (See Note 3)	2,521,062
Professional fees	104,306
Shareholder communication	92,053
Custodian	32,217
Trustees	26,813
Miscellaneous	28,725

Total expenses	2,805,176

Net investment income (loss)	16,375,733

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	(10,919,820)
Realized capital gain distributions from affiliated investment companies	67,590,321
Swap transactions	(233,426)

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	56,437,075

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	160,475,543

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	160,475,543

Net realized and unrealized gain (loss) on investments and swap transactions	216,912,618

Net increase (decrease) in net assets resulting from operations	$233,288,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	53

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,375,733	$13,492,831
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	56,437,075	85,552,189
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	160,475,543	(244,019,650)

Net increase (decrease) in net assets resulting from operations	233,288,351	(144,974,630)

Distributions to shareholders:
Initial Class	(7,410,845)	(3,974,409)
Service Class	(93,386,237)	(53,585,629)

Total distributions to shareholders	(100,797,082)	(57,560,038)

Capital share transactions:
Net proceeds from sale of shares	22,560,505	106,056,712
Net asset value of shares issued to shareholders in reinvestment of distributions	100,797,082	57,560,038
Cost of shares redeemed	(134,448,635)	(116,309,346)

Increase (decrease) in net assets derived from capital share transactions	(11,091,048)	47,307,404

Net increase (decrease) in net assets	121,400,221	(155,227,264)

Net Assets
Beginning of year	995,556,296	1,150,783,560

End of year	$1,116,956,517	$995,556,296

54	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.50	$12.65	$10.60	$10.63	$12.12

Net investment income (loss) (a)	0.21	0.18	0.12	0.12	0.10

Net realized and unrealized gain (loss) on investments	2.25	(1.67)	2.26	0.68	(0.49)

Total from investment operations	2.46	(1.49)	2.38	0.80	(0.39)

Less distributions:

From net investment income	(0.36)	(0.19)	(0.12)	(0.17)	(0.22)

From net realized gain on investments	(0.80)	(0.47)	(0.21)	(0.66)	(0.88)

Total distributions	(1.16)	(0.66)	(0.33)	(0.83)	(1.10)

Net asset value at end of year	$11.80	$10.50	$12.65	$10.60	$10.63

Total investment return (b)	24.58%	(12.78%)	22.67%	7.59%	(3.13%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.80%	1.42%	1.05%	1.19%	0.85%

Net expenses (c)	0.03%	0.02%	0.02%	0.03%	0.03%

Portfolio turnover rate	38%	28%	26%	21%	29%

Net assets at end of year (in 000’s)	$83,143	$66,326	$76,504	$60,070	$51,447

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.39	$12.53	$10.51	$10.55	$12.05

Net investment income (loss) (a)	0.17	0.14	0.09	0.10	0.08

Net realized and unrealized gain (loss) on investments	2.24	(1.65)	2.24	0.66	(0.50)

Total from investment operations	2.41	(1.51)	2.33	0.76	(0.42)

Less distributions:

From net investment income	(0.33)	(0.16)	(0.10)	(0.14)	(0.20)

From net realized gain on investments	(0.80)	(0.47)	(0.21)	(0.66)	(0.88)

Total distributions	(1.13)	(0.63)	(0.31)	(0.80)	(1.08)

Net asset value at end of year	$11.67	$10.39	$12.53	$10.51	$10.55

Total investment return (b)	24.27%	(12.99%)	22.36%	7.32%	(3.37%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.49%	1.16%	0.81%	0.95%	0.65%

Net expenses (c)	0.28%	0.27%	0.27%	0.28%	0.28%

Portfolio turnover rate	38%	28%	26%	21%	29%

Net assets at end of year (in 000’s)	$1,033,813	$929,230	$1,074,280	$829,780	$684,824

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

Each Allocation Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each Allocation Portfolio is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds” that seeks to achieve its investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value

56	MainStay VP Allocation Portfolios

measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.

57

Notes to Financial Statements (continued)

Additionally, the Allocation Portfolios may invest in shares of ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio. As of December 31, 2019, the MainStay VP Moderate Growth Allocation Portfolio’s repurchase agreements are shown in the Portfolio of Investments.

(H)  LIBOR Risk.  The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”)

and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(I)  Swap Contracts.  The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios’ current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios’ exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin

58	MainStay VP Allocation Portfolios

required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2019, all swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios’ return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios’ risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios’ current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios’ borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of December 31, 2019, open swap agreements are shown in the Portfolio of Investments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Allocation Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios’ financial positions, performance and cash flows. The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios’ holdings. These derivatives are not accounted for as hedging instruments.

59

Notes to Financial Statements (continued)

MainStay VP Conservative Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk

Swap Contracts	Net realized gain (loss) on swap transactions	$(180,950)

Total Realized Gain (Loss)		$(180,950)

Average Notional Amount

Equity Contracts Risk

Swap Contracts Long (a)	$41,483,934
Swap Contracts Short (a)	$(26,892,695)

(a)	Positions were open two months during the reporting period.

MainStay VP Moderate Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk

Swap Contracts	Net realized gain (loss) on swap transactions	$(296,395)

Total Realized Gain (Loss)		$(296,395)

Average Notional Amount

Equity Contracts Risk

Swap Contracts Long (a)	$65,051,353
Swap Contracts Short (a)	$(42,196,803)

(a)	Positions were open two months during the reporting period.

MainStay VP Moderate Growth Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk

Swap Contracts	Net realized gain (loss) on swap transactions	$(532,741)

Total Realized Gain (Loss)		$(532,741)

Average Notional Amount

Equity Contracts Risk

Swap Contracts Long (a)	$107,477,410
Swap Contracts Short (a)	$(68,541,639)

(a)	Positions were open two months during the reporting period.

MainStay VP Growth Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk

Swap Contracts	Net realized gain (loss) on swap transactions	$(233,426)

Total Realized Gain (Loss)		$(233,426)

Average Notional Amount

Equity Contracts Risk

Swap Contracts Long (a)	$39,090,835
Swap Contracts Short (a)	$(39,017,310)

(a)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation

60	MainStay VP Allocation Portfolios

Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the

Allocation Portfolios, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions		Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$25,399	$8,606	$(22,898)	$(1,799)	$5,582	$14,890	$457	$—		685
IQ 500 International ETF	1,531	22,002	(7,271)	125	264	16,651	137	—		584
IQ Chaikin U.S. Large Cap ETF	30,169	17,512	(41,748)	260	4,398	10,591	229	—		392
IQ Chaikin U.S. Small Cap ETF	10,379	393	(7,859)	(641)	2,716	4,988	133	—		182
IQ Enhanced Core Plus Bond U.S. ETF	21,369	4,774	(26,927)	(36)	820	—	418	—		—
IQ Global Resources ETF	6,396	43	(6,924)	50	435	—	107	—		—
IQ S&P High Yield Low Volatility Bond ETF	8,548	64	(4,502)	(24)	790	4,876	384	—		192
MainStay Cushing MLP Premier Fund Class I	4,813	810	(6,362)	553	186	—	—	119		—
MainStay Epoch Capital Growth Fund Class I	6,923	666	(1,114)	212	1,299	7,986	55	362		611
MainStay Epoch Global Choice Fund Class I (a)	8,314	—	(8,753)	(755)	1,194	—	—	—		—
MainStay Epoch International Choice Fund Class I	16,403	365	(7,878)	65	2,479	11,434	306	—		311
MainStay Epoch U.S. All Cap Fund Class R6	11,653	3,581	(3,526)	416	1,925	14,049	92	1,312		508
MainStay Epoch U.S. Equity Yield Fund Class R6	860	10	(969)	24	75	—	10	—		—
MainStay MacKay High Yield Municipal Bond Fund Class I	11,989	448	(12,585)	15	133	—	396	—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	11,952	(24)	1	444	12,373	71	0	*	952
MainStay MacKay Infrastructure Bond Fund Class I (b)	—	12,084	(12,084)	(0)*	—	—	56	—		—
MainStay MacKay Infrastructure Bond Fund Class R6	—	19,432	(1,336)	(21)	(123)	17,952	72	—		2,078
MainStay MacKay International Opportunities Fund Class I	13,950	1,296	(7,622)	(1,873)	2,801	8,552	743	—		1,157
MainStay MacKay Short Duration High Yield Fund Class I	15,786	52,749	(1,737)	3	1,000	67,801	1,982	—		6,835
MainStay MacKay Short Term Municipal Fund Class I	9,836	3,069	(12,988)	84	(1)	—	165	—		—

61

Notes to Financial Statements (continued)

MainStay VP Conservative Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year		Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)		Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay Total Return Bond Fund Class R6	$0	*	$1,295	$(1,299)	$4	$0	*	$—	$—	$—	—
MainStay MacKay U.S. Equity Opportunities Fund Class I	11,991		1,759	(6,647)	(146)	1,324		8,281	462	848	1,015
MainStay MAP Equity Fund Class I	12,621		12,060	(5,768)	855	2,462		22,230	195	1,529	519
MainStay Short Term Bond Fund Class I (c)	—		7,439	(16)	0 *	(134)		7,289	38	145	686
MainStay U.S. Government Liquidity Fund	—		152,321	(125,518)	—	—		26,803	423	—	26,803
MainStay VP Bond Portfolio Initial Class	16,614		31,454	(3,923)	147	1,561		45,853	1,235	—	3,148
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	13,919		2,257	(18,012)	(1,076)	2,912		—	—	—	—
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	9,899		1,664	(2,659)	489	649		10,042	—	1,210	755
MainStay VP Emerging Markets Equity Portfolio Initial Class	34,558		614	(23,845)	(747)	4,725		15,305	291	—	1,619
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	13,529		7,828	(2,609)	225	2,063		21,036	517	670	1,305
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (d)	13,871		1,949	(17,791)	92	1,879		—	121	1,709	—
MainStay VP Floating Rate Portfolio Initial Class	36,304		9,787	(17,717)	(283)	1,367		29,458	1,993	—	3,299
MainStay VP Indexed Bond Portfolio Initial Class	237,874		39,654	(66,400)	859	16,737		228,724	—	—	21,545
MainStay VP Large Cap Growth Portfolio Initial Class	7,988		15,186	(3,388)	826	980		21,592	—	2,147	846
MainStay VP MacKay Common Stock Portfolio Initial Class	4,184		7,456	(1,673)	(80)	414		10,301	137	1,286	384
MainStay VP MacKay Convertible Portfolio Initial Class	7,269		808	(523)	44	748		8,346	116	681	614
MainStay VP MacKay Growth Portfolio Initial Class	7,209		10,722	(3,166)	686	1,160		16,611	87	1,347	509
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	12,850		42	(14,183)	1,191	100		—	—	—	—
MainStay VP MacKay International Equity Portfolio Initial Class	73		4,732	(337)	21	229		4,718	12	341	291
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	21,931		1,869	(10,433)	650	2,270		16,287	230	1,269	1,201
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	3,054		75	(738)	11	774		3,176	53	16	51
MainStay VP MacKay Small Cap Core Portfolio Initial Class	11,841		18,741	(20,247)	(2,421)	1,006		8,920	39	1,528	837
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	14,943		396	(11,133)	(9)	479		4,676	388	—	471
MainStay VP PIMCO Real Return Portfolio Initial Class	7,434		262	(431)	(24)	428		7,669	240	—	888
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	21,730		3,816	(5,682)	238	2,792		22,894	521	1,762	1,777

	$726,004		$494,042	$(559,245)	$(1,789)	$73,342		$732,354	$12,911	$18,281

62	MainStay VP Allocation Portfolios

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions		Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$40,178	$5,748	$(28,231)	$(2,250)	$8,417	$23,862	$887	$—		1,099
IQ 500 International ETF	1,435	43,149	(14,220)	281	452	31,097	282	—		1,091
IQ Chaikin U.S. Large Cap ETF	49,445	41,467	(68,127)	178	8,941	31,904	688	—		1,181
IQ Chaikin U.S. Small Cap ETF	14,029	40	(6,264)	(446)	3,338	10,697	191	—		391
IQ Enhanced Core Bond U.S. ETF	19,262	24,231	(44,818)	1,502	(177)	—	747	—		—
IQ Enhanced Core Plus Bond U.S. ETF	6,785	—	(7,015)	131	99	—	135	—		—
IQ Global Resources ETF	15,369	69	(16,625)	195	992	—	270	—		—
IQ S&P High Yield Low Volatility Bond ETF	4,366	98	(320)	(11)	405	4,538	202	—		178
MainStay Cushing MLP Premier Fund Class I	7,483	246	(8,775)	(331)	1,377	—	—	245		—
MainStay Epoch Capital Growth Fund Class I	10,195	689	(762)	130	2,070	12,322	85	558		944
MainStay Epoch Global Choice Fund Class I (a)	14,811	—	(15,620)	(1,693)	2,502	—	—	—		—
MainStay Epoch International Choice Fund Class I	45,385	1,125	(14,425)	(205)	7,930	39,810	1,067	—		1,083
MainStay Epoch U.S. All Cap Fund Class R6	41,173	4,765	(13,160)	(196)	7,642	40,224	288	4,092		1,454
MainStay Epoch U.S. Equity Yield Fund Class R6	2,770	38	(3,173)	172	193	—	38	—		—
MainStay MacKay High Yield Municipal Bond Fund Class I	19,083	982	(20,344)	75	204	—	618	—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	18,064	(112)	5	657	18,614	106	0	*	1,432
MainStay MacKay Infrastructure Bond Fund Class I (b)	—	18,135	(18,138)	3	—	—	81	1		—
MainStay MacKay Infrastructure Bond Fund Class R6	—	30,645	(2,183)	(24)	(197)	28,241	111	—		3,269
MainStay MacKay International Opportunities Fund Class I	42,403	2,610	(20,152)	(2,742)	5,521	27,640	2,545	—		3,740
MainStay MacKay Short Duration High Yield Fund Class I	24,633	62,988	(6,394)	(118)	1,598	82,707	2,786	—		8,337
MainStay MacKay Short Term Municipal Fund Class I	15,039	14,406	(29,606)	162	(1)	—	267	—		—
MainStay MacKay Total Return Bond Fund Class R6	1,198	2,046	(3,323)	38	41	—	29	—		—
MainStay MacKay U.S. Equity Opportunities Fund Class I	38,297	3,803	(24,818)	(338)	4,851	21,795	1,187	2,174		2,671
MainStay MAP Equity Fund Class I	42,699	14,344	(12,482)	(994)	10,356	53,923	473	3,708		1,258
MainStay Short Term Bond Fund Class I (c)	—	11,699	(60)	0 *	(210)	11,429	59	228		1,075
MainStay U.S. Government Liquidity Fund	12,668	214,763	(180,579)	—	—	46,852	687	—		46,852
MainStay VP Bond Portfolio Initial Class	82,880	2,826	(14,940)	(30)	5,086	75,822	2,075	—		5,205
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	21,424	35	(23,754)	(3,583)	5,878	—	—	—		—
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	14,078	3,361	(2,108)	40	1,574	16,945	—	1,849		1,274
MainStay VP Emerging Markets Equity Portfolio Initial Class	66,782	1,029	(33,826)	3,729	5,440	43,154	667	—		4,564
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	40,445	10,854	(7,171)	673	5,582	50,383	1,398	1,812		3,126
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (d)	28,248	3,197	(35,706)	(326)	4,587	—	212	2,986		—
MainStay VP Floating Rate Portfolio Initial Class	30,736	12,956	(27,208)	(723)	1,558	17,319	1,715	—		1,939
MainStay VP Indexed Bond Portfolio Initial Class	123,717	59,089	(28,044)	1,086	8,638	164,486	—	—		15,494
MainStay VP Large Cap Growth Portfolio Initial Class	29,530	34,323	(10,474)	2,416	4,724	60,519	—	6,069		2,372
MainStay VP MacKay Common Stock Portfolio Initial Class	19,290	12,896	(4,299)	(79)	1,529	29,337	416	3,904		1,093

63

Notes to Financial Statements (continued)

MainStay VP Moderate Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP MacKay Convertible Portfolio Initial Class	$13,940	$1,581	$(801)	$59	$1,443	$16,222	$224	$1,323	1,193
MainStay VP MacKay Growth Portfolio Initial Class	26,406	24,154	(8,248)	1,724	4,596	48,632	255	3,967	1,490
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	5,828	128	(6,539)	328	255	—	—	—	—
MainStay VP MacKay International Equity Portfolio Initial Class	4,593	1,646	(289)	48	452	6,450	21	628	398
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	49,625	2,536	(24,001)	(3,622)	10,139	34,677	377	2,083	2,556
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	3,458	86	(369)	12	939	4,126	66	20	67
MainStay VP MacKay Small Cap Core Portfolio Initial Class	15,762	30,864	(28,827)	(2,905)	25	14,919	50	1,977	1,401
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	30,403	776	(22,503)	(645)	1,591	9,622	776	—	970
MainStay VP PIMCO Real Return Portfolio Initial Class	10,030	1,591	(766)	(32)	577	11,400	343	—	1,319
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	56,005	6,210	(12,550)	(931)	8,737	57,471	1,295	4,379	4,460

	$1,141,886	$726,288	$(852,149)	$(9,237)	$140,351	$1,147,139	$23,719	$42,003

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions		Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$65,286	$264	$(35,192)	$(2,969)	$13,105	$40,494	$1,696	$—		1,864
IQ 500 International ETF	11,649	92,298	(31,779)	1,354	2,552	76,074	772	—		2,668
IQ Chaikin U.S. Large Cap ETF	84,880	92,310	(115,599)	(141)	18,092	79,542	1,433	—		2,945
IQ Chaikin U.S. Small Cap ETF	33,168	—	(13,434)	(264)	7,153	26,623	459	—		974
IQ Enhanced Core Plus Bond U.S. ETF	18,942	—	(19,591)	685	(36)	—	373	—		—
IQ Global Resources ETF	35,691	121	(38,571)	266	2,493	—	634	—		—
IQ S&P High Yield Low Volatility Bond ETF	1,940	401	(294)	(12)	186	2,221	92	—		87
MainStay Cushing MLP Premier Fund Class I	12,812	422	(15,006)	(1,395)	3,167	—	—	422		—
MainStay Epoch Capital Growth Fund Class I	17,773	1,162	(1,292)	228	3,618	21,489	149	973		1,645
MainStay Epoch Global Choice Fund Class I (a)	19,455	—	(20,521)	(2,082)	3,148	—	—	—		—
MainStay Epoch International Choice Fund Class I	99,019	2,678	(27,556)	(304)	17,608	91,445	2,450	—		2,488
MainStay Epoch U.S. All Cap Fund Class R6	108,406	10,515	(53,519)	12	20,308	85,722	690	9,807		3,099
MainStay Epoch U.S. Equity Yield Fund Class R6	4,356	60	(4,992)	295	281	—	60	—		—
MainStay MacKay High Yield Municipal Bond Fund Class I	29,120	4,596	(34,219)	165	338	—	1,011	—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	30,698	(172)	7	1,055	31,588	177	0	*	2,430
MainStay MacKay Infrastructure Bond Fund Class I (b)	—	36,752	(36,768)	16	—	—	170	1		—
MainStay MacKay Infrastructure Bond Fund Class R6	—	54,009	(4,029)	(68)	(363)	49,549	199	—		5,735

64	MainStay VP Allocation Portfolios

MainStay VP Moderate Growth Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay International Opportunities Fund Class I	$103,590	$6,442	$(47,903)	$(5,201)	$12,207	$69,135	$6,366	$—	9,355
MainStay MacKay Short Duration High Yield Fund Class I	36,828	111,255	(15,989)	(50)	2,415	134,459	4,602	—	13,554
MainStay MacKay Short Term Municipal Fund Class I	22,933	26,020	(49,229)	269	7	—	455	—	—
MainStay MacKay Total Return Bond Fund Class R6	512	3,358	(3,903)	17	16	—	9	—	—
MainStay MacKay U.S. Equity Opportunities Fund Class I	75,294	6,391	(51,925)	(1,515)	10,454	38,699	2,220	4,067	4,743
MainStay MAP Equity Fund Class I	82,298	24,267	(19,749)	(1,351)	19,284	104,749	919	7,199	2,445
MainStay Short Term Bond Fund Class I (c)	—	19,960	(139)	1	(358)	19,464	101	388	1,831
MainStay U.S. Government Liquidity Fund	23,397	324,541	(303,337)	—	—	44,601	1,057	—	44,601
MainStay VP Bond Portfolio Initial Class	26,863	21,459	(13,123)	75	1,071	36,345	988	—	2,495
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	35,858	—	(39,561)	(6,099)	9,802	—	—	—	—
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	56,466	26,974	(12,266)	4	7,015	78,193	—	7,115	5,877
MainStay VP Emerging Markets Equity Portfolio Initial Class	136,060	2,573	(64,905)	7,315	11,586	92,629	1,298	—	9,796
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	103,137	27,351	(18,630)	1,540	14,352	127,750	3,648	4,728	7,925
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (d)	86,198	10,357	(111,169)	(3,844)	18,458	—	688	9,669	—
MainStay VP Floating Rate Portfolio Initial Class	39,126	38,220	(48,849)	(1,177)	2,178	29,498	2,809	—	3,303
MainStay VP Indexed Bond Portfolio Initial Class	—	28,385	(1,365)	14	131	27,165	—	—	2,559
MainStay VP Large Cap Growth Portfolio Initial Class	44,250	76,480	(17,836)	4,562	6,230	113,686	—	12,082	4,457
MainStay VP MacKay Common Stock Portfolio Initial Class	44,667	10,623	(6,923)	(1,177)	5,297	52,487	699	6,558	1,956
MainStay VP MacKay Convertible Portfolio Initial Class	23,875	2,638	(2,102)	141	2,425	26,977	375	2,202	1,983
MainStay VP MacKay Growth Portfolio Initial Class	45,550	56,171	(14,147)	2,940	8,684	99,198	506	7,867	3,040
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	2,247	2,540	(5,031)	95	149	—	—	—	—
MainStay VP MacKay International Equity Portfolio Initial Class	19,667	4,251	(1,879)	282	1,738	24,059	89	2,636	1,484
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	128,581	7,787	(53,598)	(11,789)	29,037	100,018	1,183	6,531	7,374
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	4,316	108	(432)	14	1,176	5,182	83	25	84
MainStay VP MacKay Small Cap Core Portfolio Initial Class	39,126	100,004	(71,499)	(8,702)	(4,042)	54,887	133	5,259	5,153
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	52,841	1,153	(41,618)	(481)	1,989	13,884	1,153	—	1,399
MainStay VP PIMCO Real Return Portfolio Initial Class	17,901	3,366	(2,924)	(10)	1,018	19,351	530	—	2,240
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	136,004	14,973	(27,989)	(2,799)	22,086	142,275	3,182	10,761	11,042

	$1,930,082	$1,283,933	$(1,500,554)	$(31,133)	$277,110	$1,959,438	$43,458	$98,290

65

Notes to Financial Statements (continued)

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$37,974	$18	$(20,956)	$(1,566)	$6,975	$22,445	$949	$—	1,033
IQ 500 International ETF	50	71,118	(14,075)	529	2,819	60,441	955	—	2,120
IQ Chaikin U.S. Large Cap ETF	34,408	36,666	(22,432)	(633)	11,596	59,605	1,198	—	2,207
IQ Chaikin U.S. Small Cap ETF	28,911	580	(27,284)	(516)	4,978	6,669	303	—	244
IQ Global Resources ETF	20,457	162	(22,195)	13	1,563	—	288	—	—
MainStay Cushing MLP Premier Fund Class I	6,710	224	(7,855)	315	606	—	—	224	—
MainStay Epoch Capital Growth Fund Class I	8,619	1,331	(616)	105	1,792	11,231	78	508	860
MainStay Epoch Global Choice Fund Class I (a)	13,172	—	(13,895)	(1,414)	2,137	—	—	—	—
MainStay Epoch International Choice Fund Class I	60,487	1,987	(13,807)	(566)	11,474	59,575	1,600	—	1,621
MainStay Epoch U.S. All Cap Fund Class R6	68,629	6,317	(38,233)	299	13,272	50,284	391	5,562	1,818
MainStay Epoch U.S. Equity Yield Fund Class R6	561	4	(631)	21	45	—	4	—	—
MainStay MacKay International Opportunities Fund Class I	59,629	6,123	(24,903)	(2,425)	6,388	44,812	3,964	—	6,064
MainStay MacKay U.S. Equity Opportunities Fund Class I	49,595	3,311	(44,820)	(2,162)	8,847	14,771	884	1,621	1,810
MainStay MAP Equity Fund Class I	58,443	19,075	(8,792)	(630)	13,834	81,930	723	5,661	1,912
MainStay U.S. Government Liquidity Fund	3,010	85,632	(57,512)	—	—	31,130	311	—	31,130
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	18,574	—	(20,457)	(1,584)	3,467	—	—	—	—
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	28,490	46,823	(4,888)	126	1,977	72,528	—	6,638	5,451
MainStay VP Emerging Markets Equity Portfolio Initial Class	79,111	1,705	(31,258)	5,679	6,426	61,663	843	—	6,521
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	62,098	34,267	(6,569)	540	9,675	100,011	2,491	3,229	6,204
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (d)	44,338	5,381	(57,401)	(811)	8,493	—	350	4,922	—
MainStay VP Large Cap Growth Portfolio Initial Class	36,462	62,595	(17,353)	4,231	3,274	89,209	—	10,560	3,497
MainStay VP MacKay Common Stock Portfolio Initial Class	29,983	15,618	(1,994)	(320)	2,657	45,944	618	5,802	1,712
MainStay VP MacKay Growth Portfolio Initial Class	37,469	42,903	(7,380)	1,180	7,551	81,723	429	6,665	2,504
MainStay VP MacKay International Equity Portfolio Initial Class	13,002	16,935	(1,009)	166	1,428	30,522	85	2,529	1,883
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	70,849	4,201	(27,013)	(4,792)	14,504	57,749	625	3,450	4,257
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	1,739	25	(1,366)	59	321	778	19	6	13
MainStay VP MacKay Small Cap Core Portfolio Initial Class	36,904	53,292	(48,668)	(5,294)	106	36,340	89	3,509	3,412
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	87,355	20,612	(23,377)	(1,470)	14,271	97,391	1,983	6,704	7,558

	$997,029	$536,905	$(566,739)	$(10,920)	$160,476	$1,116,751	$19,181	$67,590

*	Less than $500.

(a)	Reorganized into the MainStay Epoch Capital Growth Fund Class I on February 28, 2019.

(b)	Prior to February 28, 2019, known as MainStay MacKay Government Fund Class I.

(c)	Prior to December 5, 2019, known as MainStay Indexed Bond Fund Class I.

(d)	Reorganized into the MainStay VP MacKay Small Cap Core Portfolio Initial Class on May 1, 2019.

66	MainStay VP Allocation Portfolios

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay VP Conservative Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$706,734,622	$28,339,767	$(2,720,748)	$25,619,019

MainStay VP Moderate Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,113,560,129	$42,200,980	$(8,621,650)	$33,579,330

MainStay VP Moderate Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,930,774,936	$57,938,805	$(28,581,108)	$29,357,697

MainStay VP Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,091,364,264	$38,010,163	$(12,624,312)	$25,385,851

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

MainStay VP Conservative Allocation Portfolio	$12,422,549	$10,643,871	$(22,823,260)	$25,619,019	$25,862,179
MainStay VP Moderate Allocation Portfolio	24,335,958	27,395,062	(41,431,014)	33,579,330	43,879,336
MainStay VP Moderate Growth Allocation Portfolio	46,463,357	58,463,311	(54,449,070)	29,357,698	79,835,296
MainStay VP Growth Allocation Portfolio	21,490,364	51,235,103	(33,161,001)	25,385,851	64,950,317

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to loss deferrals from related party transactions.

During the years ended December 31, 2019 and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019			2018
Portfolio	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay VP Conservative Allocation Portfolio	$18,556,369	$19,111,788	$37,668,157	$17,354,699	$—	$17,354,699
MainStay VP Moderate Allocation Portfolio	34,229,729	45,425,876	79,655,605	27,682,114	37,706,864	65,388,978
MainStay VP Moderate Growth Allocation Portfolio	59,390,777	133,999,846	193,390,623	39,055,607	94,896,286	133,951,893
MainStay VP Growth Allocation Portfolio	29,324,488	71,472,594	100,797,082	15,121,610	42,438,428	57,560,038

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

67

Notes to Financial Statements (continued)

Effective July 30, 2019, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were as follows:

Portfolio	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$301,508	$393,514
MainStay VP Moderate Allocation Portfolio	447,029	607,075
MainStay VP Moderate Growth Allocation Portfolio	800,861	1,038,687
MainStay VP Growth Allocation Portfolio	402,982	460,935

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	267,485	$3,102,561
Shares issued to shareholders in reinvestment of distributions	69,931	787,124
Shares redeemed	(298,563)	(3,469,016)

Net increase (decrease)	38,853	$420,669

Year ended December 31, 2018:
Shares sold	285,884	$3,358,327
Shares issued to shareholders in reinvestment of distributions	33,705	386,602
Shares redeemed	(359,681)	(4,177,005)

Net increase (decrease)	(40,092)	$(432,076)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	4,908,894	$56,310,330
Shares issued to shareholders in reinvestment of distributions	3,310,551	36,881,033
Shares redeemed	(13,400,462)	(153,432,421)

Net increase (decrease)	(5,181,017)	$(60,241,058)

Year ended December 31, 2018:
Shares sold	5,887,722	$67,843,904
Shares issued to shareholders in reinvestment of distributions	1,494,347	16,968,097
Shares redeemed	(14,514,524)	(166,331,767)

Net increase (decrease)	(7,132,455)	$(81,519,766)

MainStay VP Moderate Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	225,312	$2,561,447
Shares issued to shareholders in reinvestment of distributions	294,356	3,140,712
Shares redeemed	(700,429)	(7,859,416)

Net increase (decrease)	(180,761)	$(2,157,257)

Year ended December 31, 2018:
Shares sold	334,163	$3,860,363
Shares issued to shareholders in reinvestment of distributions	226,121	2,565,757
Shares redeemed	(535,054)	(6,073,725)

Net increase (decrease)	25,230	$352,395

68	MainStay VP Allocation Portfolios

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	3,472,000	$38,639,495
Shares issued to shareholders in reinvestment of distributions	7,232,928	76,514,893
Shares redeemed	(20,271,727)	(225,752,175)

Net increase (decrease)	(9,566,799)	$(110,597,787)

Year ended December 31, 2018:
Shares sold	8,832,130	$102,684,975
Shares issued to shareholders in reinvestment of distributions	5,582,969	62,823,221
Shares redeemed	(15,893,652)	(182,767,134)

Net increase (decrease)	(1,478,553)	$(17,258,938)

MainStay VP Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	270,206	$3,127,939
Shares issued to shareholders in reinvestment of distributions	848,898	9,016,002
Shares redeemed	(736,268)	(8,538,185)

Net increase (decrease)	382,836	$3,605,756

Year ended December 31, 2018:
Shares sold	385,781	$4,797,520
Shares issued to shareholders in reinvestment of distributions	464,525	5,592,425
Shares redeemed	(414,496)	(5,104,513)

Net increase (decrease)	435,810	$5,285,432

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,940,966	$22,129,115
Shares issued to shareholders in reinvestment of distributions	17,540,354	184,374,621
Shares redeemed	(32,094,034)	(368,565,763)

Net increase (decrease)	(12,612,714)	$(162,062,027)

Year ended December 31, 2018:
Shares sold	8,966,431	$110,837,853
Shares issued to shareholders in reinvestment of distributions	10,766,818	128,359,468
Shares redeemed	(24,201,137)	(295,976,984)

Net increase (decrease)	(4,467,888)	$(56,779,663)

MainStay VP Growth Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	475,253	$5,543,456
Shares issued to shareholders in reinvestment of distributions	692,897	7,410,845
Shares redeemed	(439,853)	(5,103,481)

Net increase (decrease)	728,297	$7,850,820

Year ended December 31, 2018:
Shares sold	489,356	$6,097,660
Shares issued to shareholders in reinvestment of distributions	324,680	3,974,409
Shares redeemed	(540,356)	(6,683,629)

Net increase (decrease)	273,680	$3,388,440

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,484,664	$17,017,049
Shares issued to shareholders in reinvestment of distributions	8,822,439	93,386,237
Shares redeemed	(11,151,394)	(129,345,154)

Net increase (decrease)	(844,291)	$(18,941,868)

Year ended December 31, 2018:
Shares sold	8,146,507	$99,959,052
Shares issued to shareholders in reinvestment of distributions	4,420,094	53,585,629
Shares redeemed	(8,821,760)	(109,625,717)

Net increase (decrease)	3,744,841	$43,918,964

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

70	MainStay VP Allocation Portfolios

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.

In reaching the decision to approve the continuation of the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to each Portfolio, if any, and, when applicable, the rationale for any differences in a Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement and investment performance reports on each Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to each Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding each Portfolio’s distribution arrangements. In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of each Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which each Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or each Portfolio’s shares.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of each Portfolio and the historical investment performance of each Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as each Portfolio grows and the extent to which economies of scale have benefited or may benefit each Portfolio’s shareholders; and (v) the reasonableness of each Portfolio’s management fee and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced

71

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolios serve as an investment option, there are a range of investment options available to each Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval. The Board evaluated the continuation of the Management Agreement on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolios. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolios.

The Board also considered the range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolios. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolios and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolios and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolios. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between each Portfolio’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Portfolio. In this regard, the Board considered the experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolios would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on each Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, each Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to relevant investment categories and each Portfolio’s benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance as well as discussions between each Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolios, the Board

72	MainStay VP Allocation Portfolios

noted that each of the MainStay VP Moderate Allocation Portfolio, the MainStay VP Growth Allocation Portfolio and the MainStay VP Moderate Growth Allocation Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019, and performed in line with its peer funds for the ten-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments regarding each of the MainStay VP Moderate Allocation Portfolio’s, the MainStay VP Growth Allocation Portfolio’s and the MainStay VP Moderate Growth Allocation Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Because the Portfolios invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded that its review of each Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered information provided by New York Life Investments with respect to the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios.

The Board noted that the Portfolios do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest. The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolios. The Board also considered the financial resources of New York Life Invest-

ments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board recognized that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from their relationships with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolios and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolios, including the potential rationale for and costs associated with investments in this money market fund by the Portfolios, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolios. In addition, the Board requested and reviewed information regarding the Portfolios’ securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolios serve as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolios to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

73

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under the Management Agreement and each Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ disclosure of, and process for monitoring, potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolios, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolios and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers on each Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether each Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Portfo-

lio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Portfolios invest and the benefit of any breakpoints in the management fee schedules for these MainStay Funds would pass through to shareholders of the Portfolios at the specified levels of underlying MainStay Fund assets.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Portfolio’s beneficial shareholders through each Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

74	MainStay VP Allocation Portfolios

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Each Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. Each Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

75

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

76	MainStay VP Allocation Portfolios

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

77

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

78	MainStay VP Allocation Portfolios

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

79

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803056	MSVPAA11-02/20 (NYLIAC) NI507

MainStay VP Bond Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	9.12%	3.08%	3.88%	0.53%
Service Class Shares	6/4/2003	8.85	2.83	3.63	0.78

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[3]	8.72%	3.05%	3.75%
Morningstar Intermediate Core Bond Category Average[4]	8.06	2.72	3.55

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Core Bond is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,023.80	$2.75	$1,022.48	$2.75	0.54%

Service Class Shares	$1,000.00	$1,022.50	$4.03	$1,021.22	$4.02	0.79%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 1/1/21–12/1/49

2.	United States Treasury Notes, 1.625%–1.75%, due 7/15/22–11/15/29

3.	Federal Home Loan Bank, 1.625%–3.25%, due 12/20/21–11/16/28

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.50%, due 7/1/21–8/1/49

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–4.50%, due 6/15/39–7/20/49
6.	United States Treasury Bonds, 2.25%–4.25%, due 5/15/39–8/15/49

7.	Seasoned Credit Risk Transfer Trust, 3.50%–4.50%, due 6/25/57–2/25/59

8.	Federal Home Loan Mortgage Corporation, 2.05%–6.25%, due 8/26/22–7/15/32

9.	Seasoned Loans Structured Transaction Trust, 2.75%–3.50%, due 5/25/29–11/25/29

10.	Federal National Mortgage Association, 1.625%–6.25%, due 7/2/24–5/15/29

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Bond Portfolio returned 9.12% for Initial Class shares and 8.85% for Service Class shares. Over the same period, both share classes outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s broad-based securities-market index, and the 8.06% return of the Morningstar Intermediate Core Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”), the Portfolio’s performance benefited from overweight exposure to the corporate bond sector, the best performing sector during the reporting period. Overweight positions relative to the Index in U.S. government agencies, commercial mortgage-backed securities and asset-backed securities further enhanced relative returns. Throughout the same period, the Portfolio maintained an underweight position relative to the Index in the U.S. Treasury sector, which detracted from relative performance as the sector outperformed. The Portfolio’s underweight exposure to the sovereign and supranational subsectors also detracted from relative performance.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio generally maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. On select occasions, the duration of the Portfolio differed from that of the benchmark. In the beginning of the reporting period, the duration of the Portfolio was longer than the benchmark, which had a slightly positive impact on the Portfolio’s relative performance. Toward the middle of the reporting period, we shortened the Portfolio’s relative duration in anticipation of higher interest rates, which had a negative impact on the Portfolio’s relative performance as interest rates moved lower during this time frame. Overall, the Portfolio’s duration strategy detracted from relative performance during the reporting period. As of December 31, 2019, the effective duration of the Portfolio was 6.04 years compared to a duration of 5.88 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In the beginning of the reporting period, the Portfolio initiated an underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the mortgage-backed securities sector. Our rationale was driven by convexity-related3 concerns in light of new multi-year lows in interest rates. In addition, collateral concerns coupled with technological innovation in the mortgage industry resulted in a higher likelihood that prepays would remain elevated for some time. The Portfolio maintained its underweight position in mortgage-backed securities for the remainder of the reporting period.

During the same period, the Federal Reserve (“Fed”) reduced the federal funds rate on three separate occasions by a total of 75 basis points in an effort to prolong the current economic expansion. During the second half of the reporting period, the Portfolio further reduced its already underweight position in the Treasury sector relative to the Index, allocating more assets to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and corporate bond securities instead. Our expectation was that the interest-rate cuts by the Fed would reduce market volatility, creating an environment where CMBS, ABS and corporates would outperform their Treasury counterparts. This decision was accretive to the performance of the Portfolio.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s overweight exposure to the corporate sector provided the strongest positive contribution to absolute performance. (Contributions take weightings and total returns into account.) Within the corporate sector, positions in the industrials and, to a lesser extent, financials and utilities subsectors produced particularly strong returns, most notably holdings in Électricité de France, Bank of America, AT&T and CVS Health. While all broad sectors provided positive absolute returns, those delivering the weakest absolute return included asset-backed securities, followed by commercial mortgage-backed securities and U.S. government agencies. Within the asset-backed securities sector, student loans, specialty finance and timeshares made the weakest contributions to the Portfolio’s absolute performance. Within commercial mortgage-backed securities, holdings in the agency subsector delivered the most modest returns.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

8	MainStay VP Bond Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied.

How did the Portfolio’s sector weightings change during the reporting period?

As the reporting period began, the Portfolio held overweight allocations in the financials, industrials and utilities sectors. We trimmed these positions early in the reporting period. As credit spreads4 rallied significantly in the aftermath of December’s sharp sell-off, we reduced the Portfolio’s exposure to the banking, health care and insurance sectors, taking the opportunity to sell BBB-rated5 issuers in order to de-risk the Portfolio and shift allocations closer to those of the Bloomberg Barclays U.S. Aggregate Bond Index.

During the same period, we reduced the Portfolio’s position in one- to three-year U.S. government agency bullet securities. Due to a shortage of new issue supply, yields on these securities moved to within two basis points of matched duration Treasury securities. (A basis point is one one-hundredth of a percentage point.) At the same time, we increased the Portfolio’s position in one- to three-year U.S. government agency callable securities.

Throughout the reporting period, we increased the Portfolio’s exposure to asset-backed securities, reflecting our constructive view of the sector’s fundamentals and attractive valuations. We also increased the Portfolio’s overweight exposure to AAA6 collateralized loan obligations given their rich yields and robust structures. Regarding CMBS, we maintained the Portfolio’s overweight position relative to the Index, remaining most constructive from a fundamental and relative value perspective on the single-asset single-borrower (SASB) subsector. Finally, toward the end of the reporting period, we increased the Portfolio’s allocation to corporate credit in response to an active new issue calendar offering several attractively valued deals and opportunities to include new issuers in the Portfolio at favorable yield levels.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held overweight exposure to corporate bonds relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Within the corporate sector, the Portfolio held comparatively overweight positions in financials, industrials and utilities. As of the same date, the Portfolio also held overweight exposure to asset-backed securities, commercial mortgage-backed securities and U.S. government agencies, with its largest overweight allocation among these sectors in asset-backed securities.

As of the same date, the Portfolio held underweight positions relative to the Index in the sovereign, supranational, foreign agency and foreign local government sectors. The Portfolio also held underweight exposure to the mortgage-backed securities and U.S. Treasury securities sectors.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 97.7%† Asset-Backed Securities 11.2%
Auto Floor Plan Asset-Backed Securities 0.1%
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$600,000	$602,188

Automobile 1.0%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	1,283,000	1,292,954
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2019-3A, Class A 2.36%, due 3/20/26	2,000,000	1,981,525
Series 2019-1A, Class A 3.45%, due 3/20/23	400,000	409,246
GM Financial Automobile Leasing Trust Series 2018-2, Class A3 3.06%, due 6/21/21	1,138,132	1,141,816
Mercedes Benz Auto Lease Trust Series 2019-A, Class A3 3.10%, due 11/15/21	900,000	908,138
OSCAR US Funding Trust Series 2018-2A, Class A3 3.39%, due 9/12/22 (a)	1,300,000	1,316,692
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	825,000	834,492

		7,884,863

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	90,950	92,102
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	954,311	436,192

		528,294

Other Asset-Backed Securities 10.0%
AIMCO CLO Series 2015-AA, Class BR 3.363% (3 Month LIBOR + 1.30%), due 1/15/28 (a)(c)	2,000,000	1,979,466
Apidos CLO XXV Series 2016-25A, Class A1R 3.448% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(c)	1,300,000	1,294,921
Apidos CLO XXXII Series 2019-32A, Class A1 3.228% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(c)(d)	2,200,000	2,200,000

	Principal Amount	Value
Other Asset-Backed Securities (continued)
ARES CLO, Ltd. Series 2016-41A, Class AR 3.554% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(c)	$2,500,000	$2,499,112
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 3.269% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(c)	1,600,000	1,597,336
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 3.528% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(c)	1,600,000	1,602,797
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 3.249% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(c)	1,000,000	999,959
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	2,080,973	2,096,825
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.489% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,596,833
Cedar Funding Ltd. Series 2017-8A, Class A1 3.553% (3 Month LIBOR + 1.25%), due 10/17/30 (a)(c)	1,250,000	1,250,004
Deutsche Bank Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	2,611,875	2,667,639
Dryden Senior Loan Fund (a)(c)
Series 2019-76A, Class A1 3.264% (3 Month LIBOR + 1.33%), due 10/20/32	1,875,000	1,876,881
Series 2018-71A, Class A 3.453% (3 Month LIBOR + 1.15%), due 1/15/29	1,650,000	1,650,013
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	499,387	502,472
ELFI Graduate Loan Program LLC Series 2019-A, Class A 2.54%, due 3/25/44 (a)	2,635,164	2,601,509
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	487,500	488,821
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.223% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(c)	1,500,000	1,496,887

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Highbridge Loan Management, Ltd. Series 2010A-16, Class A1R 3.282% (3 Month LIBOR + 1.14%), due 1/20/28 (a)(c)	$1,000,000	$999,994
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	1,495,874	1,538,459
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.499% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(c)	3,000,000	2,998,842
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.59%, due 10/25/30 (b)	612,728	450,287
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 3.238% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(c)	1,900,000	1,898,163
Magnetite XXIII, Ltd. Series 2019-23A, Class A 3.17% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(c)	1,000,000	1,000,136
MVW Owner Trust (a)
Series 2014-1A, Class A 2.25%, due 9/22/31	223,604	223,320
Series 2019-1A, Class A 2.89%, due 11/20/36	1,114,253	1,128,256
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	1,600,000	1,608,080
Octagon Investment Partners LLC Series 2017-1A, Class B1 3.978% (3 Month LIBOR + 1.70%), due 7/20/30 (a)(c)	1,200,000	1,196,083
Palmer Square CLO, Ltd. (a)(c)
Series 2015-1A, Class A1R2 3.372% (3 Month LIBOR + 1.22%), due 5/21/29	2,200,000	2,200,051
Series 2014-1A, Class A1R2 3.433% (3 Month LIBOR + 1.13%), due 1/17/31	750,000	749,992
Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A2 3.766% (3 Month LIBOR + 1.60%), due 8/20/27 (a)(c)	3,000,000	3,002,490
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.358% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(c)	2,800,000	2,800,003

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Shackleton CLO, Ltd. (a)(c)
Series 2019-14A, Class A1 3.508% (3 Month LIBOR + 1.23%), due 7/20/30	$2,000,000	$1,991,480
Series 2019-15A, Class B 3.903% (3 Month LIBOR + 2.00%), due 1/15/30	1,500,000	1,499,958
Sierra Receivables Funding Co. LLC (a)
Series 2019-1A, Class A 3.20%, due 1/20/36	523,253	527,959
Series 2018-2A, Class A 3.50%, due 6/20/35	623,383	633,226
Series 2018-3A, Class A 3.69%, due 9/20/35	313,217	320,467
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	3,000,000	3,011,739
SoFi Professional Loan Program LLC (a)
Series 2019-C, Class A2FX 2.37%, due 11/16/48	1,250,000	1,226,405
Series 2018-D, Class A1FX 3.12%, due 2/25/48	373,655	375,688
Series 2019-A, Class A1FX 3.18%, due 6/15/48	901,928	909,798
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.556% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(c)	1,500,000	1,485,349
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	1,980,000	2,025,896
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 3.286% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(c)	2,243,000	2,233,799
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.472% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(c)	2,400,000	2,383,637
TICP CLO XIII, Ltd. Series 2019 13A, Class A 3.665% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(c)	1,500,000	1,498,209
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.348% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(c)	1,245,000	1,245,178
Voya CLO, Ltd. Series 2019-1A, Class A 3.171% (3 Month LIBOR + 1.17%), due 4/15/29 (a)(c)	1,250,000	1,249,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	$1,313,986	$1,311,112
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 3.488% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(c)	1,850,000	1,849,978

		76,975,503

Total Asset-Backed Securities (Cost $86,489,872)		85,990,848

Corporate Bonds 34.1%
Aerospace & Defense 0.3%
Boeing Co. 3.10%, due 5/1/26	1,925,000	1,986,839

Auto Manufacturers 1.4%
Daimler Finance North America LLC 2.81% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(c)	3,000,000	3,023,139
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	3,000,000	3,140,778
General Motors Co. 5.15%, due 4/1/38	1,500,000	1,534,477
Volkswagen Group of America Finance LLC (a)
2.795% (3 Month LIBOR + 0.86%), due 9/24/21 (c)	1,975,000	1,988,816
3.20%, due 9/26/26	1,275,000	1,307,660

		10,994,870

Banks 9.1%
Banco del Estado de Chile 2.668%, due 1/8/21 (a)	3,150,000	3,151,919
Bank of America Corp.
2.456%, due 10/22/25 (e)	3,625,000	3,649,252
4.33%, due 3/15/50 (e)	3,000,000	3,616,659
4.45%, due 3/3/26	1,570,000	1,724,346
Citigroup, Inc.
2.976%, due 11/5/30 (e)	1,700,000	1,726,445
4.60%, due 3/9/26	1,500,000	1,651,725
4.75%, due 5/18/46	2,750,000	3,289,359
Credit Suisse Group A.G. (a)(e)
2.593%, due 9/11/25	1,650,000	1,654,721
3.869%, due 1/12/29	500,000	532,787
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, due 3/26/25	1,100,000	1,164,407

	Principal Amount	Value
Banks (continued)
Fifth Third Bancorp 4.30%, due 1/16/24	$3,875,000	$4,165,597
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (e)	500,000	509,026
5.15%, due 5/22/45	975,000	1,198,504
HSBC Bank PLC 4.75%, due 1/19/21 (a)	1,500,000	1,541,235
HSBC Holdings PLC 2.633%, due 11/7/25 (e)	5,900,000	5,923,534
JPMorgan Chase & Co. 5.40%, due 1/6/42	1,925,000	2,591,828
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	8,150,000	8,374,176
Mizuho Financial Group, Inc. 2.737% (3 Month LIBOR + 0.85%), due 9/13/23 (c)	1,375,000	1,380,404
Morgan Stanley
2.72%, due 7/22/25 (e)	2,075,000	2,101,233
4.35%, due 9/8/26	1,556,000	1,702,083
PNC Bank N.A. 2.70%, due 10/22/29	2,425,000	2,422,016
Sumitomo Mitsui Financial Group, Inc. 2.448%, due 9/27/24	2,500,000	2,506,388
Toronto Dominion Bank 2.437% (3 Month LIBOR + 0.53%), due 12/1/22 (c)	3,770,000	3,790,809
Truist Bank 2.494% (3 Month LIBOR + 0.59%), due 5/17/22 (c)	3,400,000	3,416,254
Truist Financial Corp. 3.875%, due 3/19/29	2,335,000	2,533,878
Wells Fargo & Co. 2.406%, due 10/30/25 (e)	3,625,000	3,628,416

		69,947,001

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	3,750,000	4,346,886

Biotechnology 0.3%
Amgen, Inc. 4.563%, due 6/15/48	1,750,000	2,034,303

Building Materials 0.9%
Masco Corp. 4.50%, due 5/15/47	3,000,000	3,028,417
Owens Corning 3.95%, due 8/15/29	3,378,000	3,516,305

		6,544,722

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 1.1%
Albemarle Corp. 2.941% (3 Month LIBOR + 1.05%), due 11/15/22 (a)(c)	$2,500,000	$2,504,637
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,817,991

		8,322,628

Diversified Financial Services 0.5%
GE Capital International Funding Co. 4.418%, due 11/15/35	3,410,000	3,647,793

Electric 3.6%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,307,874
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,566,008
Dayton Power & Light Co. 3.95%, due 6/15/49 (a)	1,025,000	1,050,559
Electricite de France S.A. 5.00%, due 9/21/48 (a)	3,420,000	4,079,660
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,862,491
Entergy Mississippi, Inc. 3.85%, due 6/1/49	2,500,000	2,730,515
Evergy, Inc. 4.85%, due 6/1/21	385,000	397,132
Exelon Corp. 3.497%, due 6/1/22	2,750,000	2,824,376
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,712,898
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	1,800,000	1,875,162
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,497,221

		27,903,896

Food 1.1%
Conagra Brands, Inc. 4.85%, due 11/1/28	2,300,000	2,638,921
Ingredion, Inc. 4.625%, due 11/1/20	1,475,000	1,505,323
Kraft Heinz Food Co. 3.00%, due 6/1/26	1,170,000	1,170,340
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,342,622
Tyson Foods, Inc. 4.00%, due 3/1/26	1,550,000	1,677,855

		8,335,061

	Principal Amount	Value
Gas 0.2%
NiSource, Inc. 5.65%, due 2/1/45	$1,125,000	$1,437,458

Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	2,500,000	2,541,632

Iron & Steel 0.7%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,892,534
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,752,424

		5,644,958

Media 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	1,700,000	1,872,002
Comcast Corp. 4.60%, due 10/15/38	3,000,000	3,576,801
Fox Corp. (a)
4.709%, due 1/25/29	1,200,000	1,368,459
5.576%, due 1/25/49	1,250,000	1,592,489

		8,409,751

Miscellaneous—Manufacturing 0.2%
Parker-Hannifin Corp. 3.25%, due 6/14/29	1,300,000	1,358,183

Multi-National 0.5%
International Bank for Reconstruction & Development
2.20%, due 9/23/22	1,600,000	1,600,138
2.30%, due 10/30/24	2,600,000	2,585,999

		4,186,137

Oil & Gas 1.8%
Cenovus Energy, Inc. 4.25%, due 4/15/27	2,000,000	2,118,936
Helmerich & Payne, Inc. 4.65%, due 3/15/25	2,900,000	3,168,066
Occidental Petroleum Corp.
3.36% (3 Month LIBOR + 1.45%), due 8/15/22 (c)	3,600,000	3,619,238
4.20%, due 3/15/48	1,710,000	1,698,747
4.85%, due 3/15/21	2,369,000	2,440,262
Petroleos Mexicanos 5.35%, due 2/12/28	1,100,000	1,094,500

		14,139,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.6%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	$4,725,000	$4,979,622

Packaging & Containers 0.5%
Packaging Corp. of America 4.05%, due 12/15/49	1,525,000	1,585,413
WRKCo., Inc. 3.75%, due 3/15/25	1,825,000	1,925,130

		3,510,543

Pharmaceuticals 1.4%
AbbVie, Inc. (a)
2.95%, due 11/21/26	2,575,000	2,621,772
4.25%, due 11/21/49	3,675,000	3,902,183
Bayer U.S. Finance II LLC 3.375%, due 7/15/24 (a)	2,475,000	2,554,656
Bristol-Myers Squibb Co. 4.25%, due 10/26/49 (a)	1,675,000	1,988,686

		11,067,297

Pipelines 2.5%
Energy Transfer Operating, L.P. 6.05%, due 6/1/41	1,300,000	1,467,828
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,094,834
Enterprise Products Operating LLC 5.10%, due 2/15/45	2,600,000	3,117,082
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	502,348
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,627,662
MPLX, L.P. 2.785% (3 Month LIBOR + 0.90%), due 9/9/21 (c)	1,750,000	1,755,356
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,373,494

		18,938,604

Real Estate Investment Trusts 2.6%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	3,000,000	3,109,616
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	1,275,000	1,278,493
Healthpeak Properties, Inc. 3.25%, due 7/15/26	2,050,000	2,126,250
Highwoods Realty, L.P.
3.05%, due 2/15/30	1,410,000	1,390,678
3.625%, due 1/15/23	3,590,000	3,708,410

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Kimco Realty Corp. 3.80%, due 4/1/27	$975,000	$1,031,481
SBA Tower Trust 2.836%, due 1/15/50 (a)	2,000,000	2,020,386
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	4,870,000	5,121,250

		19,786,564

Retail 0.8%
CVS Health Corp.
3.25%, due 8/15/29	2,450,000	2,490,037
5.05%, due 3/25/48	3,420,000	4,052,790

		6,542,827

Software 0.4%
Fiserv, Inc. 3.20%, due 7/1/26	2,785,000	2,884,273

Telecommunications 1.3%
AT&T, Inc.
4.50%, due 5/15/35	1,500,000	1,671,492
4.85%, due 3/1/39	2,000,000	2,306,840
Orange S.A. 5.375%, due 1/13/42	895,000	1,152,895
Telefonica Emisiones SAU 5.213%, due 3/8/47	750,000	890,179
Verizon Communications, Inc. 4.272%, due 1/15/36	3,250,000	3,680,797

		9,702,203

Transportation 0.3%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,694,471
Union Pacific Corp. 4.30%, due 3/1/49	750,000	866,670

		2,561,141

Total Corporate Bonds (Cost $246,469,790)		261,754,941

Foreign Government Bonds 0.3%
Mexico 0.3%
United Mexican States 3.75%, due 1/11/28	1,850,000	1,922,150

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	373,832

Total Foreign Government Bonds (Cost $2,192,129)		2,295,982

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 8.7%
Agency (Collateralized Mortgage Obligations) 0.7%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
Series K090, Class A2 3.422%, due 2/25/29	$1,000,000	$1,075,065
Series K091, Class A2 3.505%, due 3/25/29	910,000	984,573
Series K089, Class A2 3.563%, due 1/25/29	2,800,000	3,033,902

		5,093,540

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.1%
BX Commercial Mortgage Trust (a)(c)
Series 2019-XL, Class A 2.685% (1 Month LIBOR + 0.92%), due 10/15/36	2,500,000	2,502,004
Series 2019-IMC, Class A 2.765% (1 Month LIBOR + 1.00%), due 4/15/34	800,000	800,491
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 3.248% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(c)	6,000,000	5,943,823
COMM Mortgage Trust
Series 2016-COR1, Class A4 3.091%, due 10/10/49	3,000,000	3,094,314
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,451,552
CSAIL Commercial Mortgage Trust 2018-CX11, Class A4 3.766%, due 4/15/51	2,000,000	2,151,095
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,718,174
GS Mortgage Securities Trust Series 2015-GC32, Class AS 4.018%, due 7/10/48 (f)	3,000,000	3,197,494
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,041,095
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,903,517

		23,803,559

Whole Loan (Collateralized Mortgage Obligations) 4.9%
COLT Mortgage Loan Trust (a)(f)
Series 2019-4, Class A1 2.579%, due 11/25/49	3,092,838	3,087,599

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
COLT Mortgage Loan Trust (a)(f) (continued)
Series 2019-3, Class A1 2.764%, due 8/25/49	$1,223,074	$1,221,844
JP Morgan Mortgage Trust (a)
Series 2019-1, Class A11 2.658% (1 Month LIBOR + 0.95%), due 5/25/49 (c)	1,601,125	1,599,646
Series 2014-2, Class 1A1 3.00%, due 6/25/29 (f)	1,546,819	1,561,882
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA 3.50%, due 8/25/57	5,833,237	6,033,198
Series 2019-2, Class MA 3.50%, due 8/25/58	3,323,846	3,454,617
Series 2019-2, Class M55D 4.00%, due 8/25/58	2,382,142	2,520,046
Series 2019-4, Class M55D 4.00%, due 2/25/59	2,219,508	2,336,900
Series 2017-4, Class M45T 4.50%, due 6/25/57	1,270,535	1,357,964
Seasoned Loans Structured Transaction Trust
Series 2019-2, Class A2C 2.75%, due 9/25/29	3,700,000	3,697,647
Series 2019-3, Class A1C 2.75%, due 11/25/29	4,234,016	4,265,058
Series 2019-3, Class A2C 2.75%, due 11/25/29	2,500,000	2,476,867
Series 2019-1, Class A1 3.50%, due 5/25/29	3,945,040	4,097,184

		37,710,452

Total Mortgage-Backed Securities (Cost $66,057,810)		66,607,551

Municipal Bonds 0.6%
Texas 0.6%
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	2,000,000	2,369,180
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,590,126

Total Municipal Bonds (Cost $4,662,013)		4,959,306

U.S. Government & Federal Agencies 42.8%
Federal Farm Credit Bank 0.3%
2.44%, due 10/16/28	2,300,000	2,291,922

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Bank 5.2%
1.625%, due 12/20/21	$5,800,000	$5,802,350
2.15%, due 12/16/24	3,800,000	3,790,439
2.50%, due 12/10/27	3,000,000	3,077,659
2.875%, due 9/13/24	3,500,000	3,683,154
3.00%, due 3/10/28	1,900,000	2,034,140
3.125%, due 9/12/25	3,100,000	3,311,131
3.25%, due 6/9/28	4,000,000	4,359,297
3.25%, due 11/16/28	12,550,000	13,724,815

		39,782,985

Federal Home Loan Mortgage Corporation 2.0%
2.05%, due 8/26/22	2,200,000	2,200,759
2.125%, due 10/21/22	2,800,000	2,800,181
2.25%, due 8/12/24	3,000,000	3,000,883
2.25%, due 10/7/24	2,700,000	2,700,109
2.30%, due 10/22/24	2,650,000	2,650,898
6.25%, due 7/15/32	1,600,000	2,304,636

		15,657,466

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 5.2%
3.00%, due 8/1/49	2,449,450	2,501,822
3.50%, due 11/1/47	829,227	862,691
3.50%, due 2/1/48	2,112,497	2,194,545
3.50%, due 5/1/48	5,332,394	5,526,428
3.50%, due 5/1/49	4,213,783	4,378,487
3.50%, due 7/1/49	5,290,136	5,494,991
4.00%, due 6/1/48	3,029,106	3,159,310
4.00%, due 12/1/48	5,767,253	6,046,486
4.00%, due 5/1/49	6,219,835	6,532,413
4.50%, due 4/1/22	6,777	6,999
4.50%, due 4/1/23	4,760	4,954
4.50%, due 11/1/39	814,804	885,176
4.50%, due 8/1/40	119,837	130,224
4.50%, due 9/1/40	587,642	635,853
4.50%, due 9/1/40	116,746	126,852
4.50%, due 11/1/40	337,072	358,789
4.50%, due 7/1/41	166,181	180,053
4.50%, due 2/1/47	229,077	242,439
4.50%, due 10/1/47	255,943	271,378
5.00%, due 3/1/25	54,802	56,764
5.50%, due 9/1/21	13,285	13,408
5.50%, due 9/1/22	11,160	11,209
6.00%, due 7/1/21	28,171	28,566
6.50%, due 11/1/35	19,969	22,290
6.50%, due 8/1/37	26,391	31,195

		39,703,322

Federal National Mortgage Association 1.3%
1.625%, due 10/15/24	3,225,000	3,210,298
1.75%, due 7/2/24	2,525,000	2,527,879

	Principal Amount	Value
Federal National Mortgage Association (continued)
6.25%, due 5/15/29	$3,000,000	$4,057,189

		9,795,366

Federal National Mortgage Association (Mortgage Pass-Through Securities) 11.5%
2.50%, due 5/1/43	510,698	508,240
2.91%, due 4/1/26	3,750,000	3,865,831
3.00%, due 2/1/34	6,676,840	6,860,735
3.00%, due 9/1/42	1,873,131	1,929,776
3.00%, due 9/1/43	1,316,195	1,355,058
3.00%, due 12/1/43	1,316,265	1,353,995
3.00%, due 11/1/46	2,534,055	2,595,323
3.00%, due 2/1/47	2,414,593	2,473,754
3.00%, due 7/1/47	1,274,288	1,305,063
3.00%, due 5/1/48	4,096,358	4,195,317
3.00%, due 7/1/48	1,511,474	1,547,988
3.00%, due 9/1/49	4,399,833	4,540,263
3.00%, due 9/1/49	2,523,794	2,575,640
3.00%, due 12/1/49	2,700,000	2,746,588
3.082%, due 7/1/29	2,000,000	2,100,789
3.36%, due 5/1/28	2,309,600	2,460,005
3.46%, due 5/1/28	2,000,000	2,137,683
3.50%, due 10/1/47	1,880,863	1,955,819
3.50%, due 10/1/47	2,292,454	2,383,731
3.50%, due 7/1/49	3,950,314	4,102,104
3.50%, due 7/1/49	3,232,333	3,357,542
3.50%, due 7/1/49	10,672,791	11,081,845
4.00%, due 6/1/46	2,195,769	2,351,916
4.00%, due 6/1/47	1,593,065	1,679,941
4.00%, due 3/1/48	3,251,215	3,421,333
4.00%, due 6/1/49	7,919,883	8,232,356
4.50%, due 5/1/24	164,381	171,487
4.50%, due 11/1/35	156,225	169,352
4.50%, due 4/1/41	439,767	477,534
4.50%, due 5/1/41	619,206	672,369
4.50%, due 7/1/41	511,017	555,028
4.50%, due 9/1/41	185,377	200,726
4.50%, due 3/1/44	233,446	251,333
4.50%, due 8/1/44	1,175,047	1,273,071
4.50%, due 11/1/44	228,986	242,762
4.50%, due 3/1/46	119,291	126,440
4.50%, due 12/1/46	253,576	269,133
4.50%, due 2/1/47	146,141	155,241
4.50%, due 7/1/47	301,082	318,578
4.50%, due 2/1/48	210,475	222,027
5.00%, due 12/1/23	86,918	90,192
5.00%, due 12/1/23	18,741	19,476
5.50%, due 1/1/21	475	479
5.50%, due 12/1/21	2,204	2,243
5.50%, due 1/1/22	9,307	9,460
5.50%, due 2/1/22	582	591

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 10/1/36	$17,738	$20,404
6.50%, due 10/1/36	12,782	14,188
6.50%, due 8/1/37	6,344	7,086
7.00%, due 9/1/37	43,482	50,129
7.00%, due 10/1/37	592	692
7.00%, due 11/1/37	6,312	7,265
7.50%, due 7/1/28	13,489	14,683

		88,460,604

Government National Mortgage Association (Mortgage Pass-Through Securities) 4.1%
3.00%, due 7/1/49 TBA (g)	6,300,000	6,472,512
3.50%, due 6/20/42	794,609	839,619
3.50%, due 8/20/43	1,074,201	1,131,612
3.50%, due 11/20/43	1,050,173	1,104,845
3.50%, due 4/20/45	775,045	806,179
3.50%, due 12/20/45	1,251,670	1,307,586
3.50%, due 2/20/46	593,301	618,348
3.50%, due 10/20/46	849,971	883,468
3.50%, due 11/20/46	991,708	1,030,393
3.50%, due 1/20/47	858,854	890,170
3.50%, due 5/20/47	1,320,678	1,373,877
3.50%, due 6/20/47	454,088	469,549
3.50%, due 7/20/47	699,802	726,987
3.50%, due 8/20/47	416,128	432,292
3.50%, due 9/20/47	658,648	684,158
3.50%, due 1/20/49	308,165	317,749
4.00%, due 1/20/42	949,326	1,007,654
4.00%, due 2/20/42	369,604	392,332
4.00%, due 8/20/43	1,200,133	1,267,000
4.00%, due 10/20/43	357,707	379,611
4.00%, due 3/15/44	45,298	47,990
4.00%, due 6/20/44	343,665	364,630
4.00%, due 7/15/44	333,705	353,526
4.00%, due 8/20/44	305,261	323,622
4.00%, due 9/20/44	314,592	333,539
4.00%, due 12/20/44	212,842	225,422
4.00%, due 1/20/45	165,601	175,388
4.00%, due 4/20/45	215,775	228,390
4.00%, due 7/15/45	193,943	203,762
4.00%, due 9/20/45	107,220	112,817
4.00%, due 7/20/49	5,884,466	6,098,033
4.50%, due 6/15/39	883,602	961,483
4.50%, due 6/15/40	254,175	276,617

		31,841,160

Tennessee Valley Authority 0.3%
5.25%, due 9/15/39	2,000,000	2,756,532

	Principal Amount	Value
United States Treasury Bonds 3.8%
2.25%, due 8/15/49 (h)	$25,905,000	$25,200,708
4.25%, due 5/15/39	2,925,000	3,855,287

		29,055,995

United States Treasury Notes 9.1%
1.625%, due 11/15/22	17,900,000	17,913,285
1.75%, due 7/15/22	26,200,000	26,301,320
1.75%, due 12/31/24	1,800,000	1,805,695
1.75%, due 12/31/26	10,000,000	9,952,735
1.75%, due 11/15/29	14,165,000	13,962,485

		69,935,520

Total U.S. Government & Federal Agencies (Cost $326,132,201)		329,280,872

Total Long-Term Bonds (Cost $732,003,815)		750,889,500

	Shares
Exchange-Traded Funds 1.2%
iShares Intermediate-Term Corporate Bond ETF	123,408	7,155,196
iShares Long-Term Corporate Bond ETF	33,238	2,215,977

Total Exchange-Traded Funds (Cost $9,147,995)		9,371,173

	Principal Amount
Short-Term Investments 5.8%
Repurchase Agreement 0.4%
RBC Capital Markets 1.55%, dated 12/31/19 due 2/1/20 Proceeds at Maturity $3,166,273 (Collateralized by United States Treasury Note with a rate of 2.375% and a maturity date of 5/15/27, with a Principal Amount of $3,104,200 and a Market Value of $3,229,611)	$3,166,000	3,166,000

Total Repurchase Agreement (Cost $3,166,000)		3,166,000

U.S. Government & Federal Agency 2.0%
United States Treasury Bills 0.913%, due 1/2/20 (i)	15,000,000	14,999,625

Total U.S. Government & Federal Agency (Cost $14,999,625)		14,999,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 3.4%
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (j)(k)	$26,131,669	$26,131,669

Total Unaffiliated Investment Company (Cost $26,131,669)		26,131,669

Total Short-Term Investments (Cost $44,297,294)		44,297,294

Total Investments (Cost $785,449,104)	104.7%	804,557,967
Other Assets, Less Liabilities	(4.7)	(35,811,503)
Net Assets	100.0%	$768,746,464

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2019.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.
(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, the total market value of fair valued security was $2,200,000, which represented 0.3% of the Portfolio’s net assets.

(e)	Fixed to floating rate — Rate shown was the rate in effect as of December 31, 2019.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(g)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2019, the total net market value of these securities was $6,472,512, which represented 0.8% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $25,424,193. The Portfolio received cash collateral with a value of $26,131,669 (See Note 2(J)).

(i)	Interest rate shown represents yield to maturity.

(j)	Current yield as of December 31, 2019.

(k)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of December 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	176	March 2020	$37,932,015	$37,928,000	$(4,015)
5-Year United States Treasury Note	422	March 2020	50,219,748	50,053,156	(166,592)
United States Treasury Long Bond	2	March 2020	318,879	311,813	(7,066)
United States Treasury Ultra Bond	109	March 2020	20,430,329	19,800,531	(629,798)

Total Long Contracts					(807,471)

Short Contracts
10-Year United States Treasury Note	(18)	March 2020	(2,314,093)	(2,311,594)	2,499
10-Year United States Treasury Ultra Note	(85)	March 2020	(12,114,342)	(11,959,766)	154,576

Total Short Contracts					157,075

Net Unrealized Depreciation					$(650,396)

1.	As of December 31, 2019, cash in the amount of $755,094 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$85,990,848	$—	$85,990,848
Corporate Bonds	—	261,754,941	—	261,754,941
Foreign Government Bonds	—	2,295,982	—	2,295,982
Mortgage-Backed Securities	—	66,607,551	—	66,607,551
Municipal Bonds	—	4,959,306	—	4,959,306
U.S. Government & Federal Agencies	—	329,280,872	—	329,280,872

Total Long-Term Bonds	—	750,889,500	—	750,889,500

Exchange-Traded Funds	9,371,173	—	—	9,371,173
Short-Term Investments
Repurchase Agreement	—	3,166,000	—	3,166,000
U.S. Government & Federal Agency	—	14,999,625	—	14,999,625
Unaffiliated Investment Company	26,131,669	—	—	26,131,669

Total Short-Term Investments	26,131,669	18,165,625	—	44,297,294

Total Investments in Securities	35,502,842	769,055,125	—	804,557,967
Other Financial Instruments
Futures Contracts (b)	157,075	—	—	157,075

Total Investments in Securities and Other Financial Instruments	$35,659,917	$769,055,125	$—	$804,715,042

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(807,471)	$—	$—	$(807,471)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $785,449,104) including securities on loan of $25,424,193	$804,557,967
Cash collateral on deposit at broker for futures contracts	755,094
Cash	543
Receivables:
Interest	4,679,681
Investment securities sold	3,032,793
Portfolio shares sold	467,651
Securities lending	2,716

Total assets	813,496,445

Liabilities
Cash collateral received for securities on loan	26,131,669
Payables:
Investment securities purchased	17,430,024
Portfolio shares redeemed	483,896
Manager (See Note 3)	318,488
Variation margin on futures contracts	184,612
NYLIFE Distributors (See Note 3)	89,614
Professional fees	47,388
Shareholder communication	35,505
Custodian	24,950
Trustees	1,175
Accrued expenses	2,660

Total liabilities	44,749,981

Net assets	$768,746,464

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,088
Additional paid-in capital	730,436,380

730,489,468
Total distributable earnings (loss)	38,256,996

Net assets	$768,746,464

Initial Class
Net assets applicable to outstanding shares	$341,408,179

Shares of beneficial interest outstanding	23,435,328

Net asset value per share outstanding	$14.57

Service Class
Net assets applicable to outstanding shares	$427,338,285

Shares of beneficial interest outstanding	29,652,566

Net asset value per share outstanding	$14.41

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$21,703,374
Dividends	158,335
Securities lending	24,430
Other	4,372

Total income	21,890,511

Expenses
Manager (See Note 3)	3,442,755
Distribution/Service—Service Class (See Note 3)	930,096
Professional fees	116,499
Shareholder communication	91,228
Custodian	61,612
Trustees	17,002
Miscellaneous	27,808

Total expenses	4,687,000

Net investment income (loss)	17,203,511

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	11,273,794
Futures transactions	2,947,533

Net realized gain (loss) on investments and futures transactions	14,221,327

Net change in unrealized appreciation (depreciation) on:
Investments	28,491,767
Futures contracts	(1,478,674)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	27,013,093

Net realized and unrealized gain (loss) on investments and futures transactions	41,234,420

Net increase (decrease) in net assets resulting from operations	$58,437,931

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,203,511	$19,418,890
Net realized gain (loss) on investments and futures transactions	14,221,327	(11,288,640)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	27,013,093	(19,877,029)

Net increase (decrease) in net assets resulting from operations	58,437,931	(11,746,779)

Distributions to shareholders:
Initial Class	(9,276,310)	(10,651,264)
Service Class	(10,153,516)	(9,223,661)

Total distributions to shareholders	(19,429,826)	(19,874,925)

Capital share transactions:
Net proceeds from sale of shares	183,440,197	145,886,552
Net asset value of shares issued to shareholders in reinvestment of distributions	19,429,826	19,874,925
Cost of shares redeemed	(103,913,368)	(353,955,003)

Increase (decrease) in net assets derived from capital share transactions	98,956,655	(188,193,526)

Net increase (decrease) in net assets	137,964,760	(219,815,230)

Net Assets
Beginning of year	630,781,704	850,596,934

End of year	$768,746,464	$630,781,704

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$13.72	$14.31	$14.26	$14.19		$14.52

Net investment income (loss) (a)	0.37	0.38	0.32	0.32		0.31

Net realized and unrealized gain (loss) on investments	0.88	(0.53)	0.23	0.20		(0.27)

Total from investment operations	1.25	(0.15)	0.55	0.52		0.04

Less distributions:

From net investment income	(0.40)	(0.40)	(0.37)	(0.39)		(0.36)

From net realized gain on investments	—	(0.04)	(0.13)	(0.06)		(0.01)

Total distributions	(0.40)	(0.44)	(0.50)	(0.45)		(0.37)

Net asset value at end of year	$14.57	$13.72	$14.31	$14.26		$14.19

Total investment return (b)	9.12%	(1.00%)	3.85%	3.53%		0.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.60%	2.76%	2.23%	2.16	%(c)	2.14%

Net expenses (d)	0.54%	0.53%	0.52%	0.51	%(e)	0.52%

Expenses (before waiver/reimbursement)(d)	0.54%	0.53%	0.52%	0.53%		0.52%

Portfolio turnover rate (f)	204%	148%	209%	258%		326%

Net assets at end of year (in 000’s)	$341,408	$307,682	$517,067	$538,979		$707,265

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 197%, 133%, 190%, 223% and 191% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$13.58	$14.16	$14.12	$14.06		$14.39

Net investment income (loss) (a)	0.33	0.35	0.28	0.28		0.27

Net realized and unrealized gain (loss) on investments	0.87	(0.53)	0.22	0.19		(0.27)

Total from investment operations	1.20	(0.18)	0.50	0.47		(0.00)‡

Less distributions:

From net investment income	(0.37)	(0.36)	(0.33)	(0.35)		(0.32)

From net realized gain on investments	—	(0.04)	(0.13)	(0.06)		(0.01)

Total distributions	(0.37)	(0.40)	(0.46)	(0.41)		(0.33)

Net asset value at end of year	$14.41	$13.58	$14.16	$14.12		$14.06

Total investment return (b)	8.85%	(1.25%)	3.59%	3.27%		(0.03%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34%	2.53%	1.98%	1.90	%(c)	1.89%

Net expenses (d)	0.79%	0.78%	0.77%	0.76	%(e)	0.77%

Expenses (before waiver/reimbursement)(d)	0.79%	0.78%	0.77%	0.78%		0.77%

Portfolio turnover rate (f)	204%	148%	209%	258%		326%

Net assets at end of year (in 000’s)	$427,338	$323,100	$333,530	$351,848		$339,529

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 197%, 133%, 190%, 223% and 191% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

24	MainStay VP Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

25

Notes to Financial Statements (continued)

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, repurchase agreements are shown in the Portfolio of Investments.

26	MainStay VP Bond Portfolio

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $25,424,193 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $26,131,669.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying

27

Notes to Financial Statements (continued)

debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$157,075	$157,075

Total Fair Value		$157,075	$157,075

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(807,471)	$(807,471)

Total Fair Value		$(807,471)	$(807,471)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$2,947,533	$2,947,533

Total Realized Gain (Loss)		$2,947,533	$2,947,533

28	MainStay VP Bond Portfolio

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,478,674)	$(1,478,674)

Total Change in Unrealized Appreciation (Depreciation)		$(1,478,674)	$(1,478,674)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$79,019,205	$79,019,205
Futures Contracts Short(a)	$(13,103,074)	$(13,103,074)

(a)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2019, the effective management fee rate was 0.49%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,442,755 and paid the Subadvisor in the amount of $1,721,378.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$785,784,433	$20,134,577	$(1,361,043)	$18,773,534

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$19,507,496	$(299,493)	$—	$19,048,993	$38,256,996

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and straddle loss deferral.

The Portfolio utilized $9,955,600 of capital loss carryforwards during the year ended December 31, 2019.

29

Notes to Financial Statements (continued)

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,429,826	$—	$17,997,689	$1,877,236

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $1,224,314 and $1,148,955, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $288,912 and $263,077, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	4,320,395	$62,109,464
Shares issued to shareholders in reinvestment of distributions	633,433	9,276,310
Shares redeemed	(3,951,449)	(56,528,617)

Net increase (decrease)	1,002,379	$14,857,157

Year ended December 31, 2018:
Shares sold	6,688,591	$92,811,203
Shares issued to shareholders in reinvestment of distributions	789,830	10,651,264
Shares redeemed	(21,190,244)	(294,654,464)

Net increase (decrease)	(13,711,823)	$(191,191,997)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	8,493,043	$121,330,733
Shares issued to shareholders in reinvestment of distributions	700,439	10,153,516
Shares redeemed	(3,334,407)	(47,384,751)

Net increase (decrease)	5,859,075	$84,099,498

Year ended December 31, 2018:
Shares sold	3,867,467	$53,075,349
Shares issued to shareholders in reinvestment of distributions	690,418	9,223,661
Shares redeemed	(4,311,268)	(59,300,539)

Net increase (decrease)	246,617	$2,998,471

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

30	MainStay VP Bond Portfolio

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

32	MainStay VP Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

34	MainStay VP Bond Portfolio

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allo-

cate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

36	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

37

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

38	MainStay VP Bond Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

39

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay VP Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801640	MSVPB11-02/20 (NYLIAC) NI509

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	20.08%	3.98%	0.30%	1.15%

Service Class Shares	2/17/2012	19.78	3.72	0.05	1.40

Benchmark Performance	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[4]	18.42%	5.61%	3.13%
Morningstar Diversified Emerging Markets Category Average[5]	19.25	4.84	2.82

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging
Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,070.50	$6.21	$1,019.21	$6.06	1.19%

Service Class Shares	$1,000.00	$1,069.20	$7.51	$1,017.95	$7.32	1.44%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2019 (Unaudited)

China	34.4%

Republic of Korea	13.9

Taiwan	12.1

Brazil	8.6

India	8.1

Russia	5.1

South Africa	4.2

Thailand	2.3

Mexico	1.8

United States	1.2

Indonesia	1.1

Malaysia	1.1

Philippines	1.0

Turkey	1.0%

Poland	0.9

Colombia	0.8

Hong Kong	0.8

Peru	0.7

Greece	0.3

Canada	0.2

Egypt	0.2

Hungary	0.2

Luxembourg	0.0	‡

Spain	0.0	‡

Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Alibaba Group Holding, Ltd.

2.	Taiwan Semiconductor Manufacturing Co., Ltd.

3.	Tencent Holdings, Ltd.

4.	Samsung Electronics Co., Ltd.

5.	Ping An Insurance Group Co. of China, Ltd.
6.	Naspers, Ltd.

7.	China Construction Bank Corp.

8.	SK Hynix, Inc.

9.	Reliance Industries, Ltd.

10.	Petroleo Brasileiro S.A. 3.09%

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and portfolio managers Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Emerging Markets Equity Portfolio returned 20.08% for Initial Class shares and 19.78% for Service Class shares. Over the same period, both share classes outperformed the 18.42% return of the MSCI Emerging Markets Index, which is the Portfolio’s benchmark, and the 19.25% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam outperformed the MSCI Emerging Markets Index during the reporting period largely due to its investment process, which focuses on the bottom-up selection of reasonably priced stocks of quality companies delivering strong and sustainable profitability. During the reporting period, we followed our investment process as much as technically possible apart from differences linked to Russia sanctions-related restrictions. Our process resulted in a structural tilt toward quality and growth stocks in the Portfolio.

The major political and macroeconomic events of 2019 were reflected in an active but successful investment strategy. While the strong relative performance of the portion of the Portfolio subadvised by Candriam was primarily driven by stock selection, important weighting changes among national markets and industry sectors played a role as well, with allocations in China and the technology sector figuring centrally. During the first quarter of 2019, both positions were significantly overweight relative to the MSCI Emerging Markets Index. Both were heavily reduced during the second quarter as the risk of a U.S.-China trade war became apparent. The third quarter saw progress in trade negotiations, signs of bottoming out among global economic indicators and indications that the hard-hit semiconductor industry was turning the corner. In response, we increased Chinese positions as well as holdings of cyclical and technology stocks, particularly those related to semiconductors and the ongoing 5G cellular buildout, resulting in increased exposure to Taiwan and South Korea at the expense of Brazil, Southeast Asia and India. During the final quarter, due to the massive disparity between valuations of growth and value stocks, we gradually increased value-oriented exposure.

Taken together, these various investment decisions produced solid outperformance as compared to the MSCI Emerging Markets Index, with particularly strong returns from holdings in

China and Poland, and from the technology and financials sectors.

MacKay Shields

The portion of the Portfolio subadvised by MacKay Shields marginally outperformed the MSCI Emerging Markets Index during the reporting period, primarily driven by positive stock selection. During the reporting period, value investing in emerging-market equities was not rewarded by the market. Cheap stocks with good company fundamentals and positive market sentiments broadly underperformed expensive stocks with relatively poor company fundamentals and negative market sentiments. This anti-value market environment negatively affected the efficacy of our stock selection model, particularly in Asian countries that were directly impacted by escalating trade tension between United States and China.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In the portion of the Portfolio subadvised by Candriam, the financials, communication services and industrials sectors made the strongest positive contributions to performance relative to the MSCI Emerging Markets Index during the reporting period. (Contributions take weightings and total returns into account.) During the same period, the consumer staples, consumer discretionary and utilities sectors made the weakest contributions to the relative performance of the Candriam portion of the Portfolio, with underweight allocations in all three sectors.

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the reporting period included energy, materials and information technology. During the same period, the sectors that detracted the most from the relative performance of the MacKay Shields portion of the Portfolio were industrials, communication services and utilities.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the Candriam portion of the Portfolio, the strongest contributions to absolute performance came from Taiwanese

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Emerging Markets Equity Portfolio

semiconductor manufacturer Taiwan Semiconductor Manufacturing, Chinese information technology and e-commerce company Alibaba Group and South Korean electrical equipment company Samsung Electronics. Taiwan Semiconductor Manufacturing made progress in monetizing its leading position in quickly growing areas of 5G communications and high-performance computing. Alibaba Group reported healthy profitability from its core marketplace and growing synergies within its business ecosystem. Samsung Electronics benefited from easing macro headwinds, positive data points related to its Galaxy Fold cellphone, an improving outlook for 5G smartphones in 2020 and DRAM price hikes in the spot market.

During the reporting period, the most substantial detractors from absolute performance in the Candriam portion of the Portfolio included Argentinian bank Grupo Financiero Galicia, South Korean dental implant services company Osstem Implant and South Korean Cosmax, the world’s biggest cosmetics manufacturer. All produced negative total returns and were divested. Grupo Financiero Galicia shares lost more than half their value on August 18, 2019, when the entire Argentinian stock market dropped precipitously in response to the results of the country’s primary elections. Osstem Implant reported an earning shock in the second quarter of 2019 when the company recognized a significant amount of provisions, dampening operating profits. Cosmax suffered sales declines in China as Chinese product designers and manufacturers took steps to close the technology gap with their Korean counterparts.

MacKay Shields

The stocks that made the most substantial contributions to the absolute performance of the MacKay Shields portion of the Portfolio during the reporting period included South African Internet & direct marketing retailer Naspers Limited, Chinese Internet & direct marketing retailer Alibaba Group and semiconductor maker Taiwan Semiconductor Manufacturing. Over the same period, the stocks that detracted the most from the absolute performance of the MacKay Shields portion of the Portfolio were South African cable & satellite services provider Multichoice Group and Indian mortgage finance companies Indiabulls Housing Finance and Dewan Housing Finance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

Significant purchases in the Candriam portion of the Portfolio during the reporting period included shares of CNOOC, the largest producer of offshore crude oil and natural gas in China, and Indian housing financial company Housing Development Finance Corporation (“HDFC”). Both were purchased with the goal of risk reduction: CNOOC as added energy and value exposure, and HDFC as one of the more defensive names among India-based financials.

During the reporting period, significant sales in the Candriam portion of the Portfolio included partial positions in Chinese bank China Merchants Bank, and Chinese provider of internet, mobile and telecom services Tencent. We reduced holdings of China Merchants Bank in favor of other Chinese banks. We reduced holdings of Tencent based on the margin and cost pressures facing the company; however, the stock appeared to be approaching more attractive valuation levels as the reporting period ended.

MacKay Shields

The most substantial position initiated in the MacKay Shields portion of the Portfolio during the reporting period was in South Korean auto parts maker Hyundai Mobis, while the largest increased purchase was in Chinese information technology and e-commerce company Alibaba Group. During the same period, the most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in Mexican telecommunications services provider América Móvil, S.A.B. de C.V., while the largest decreased position size was in diversified financial services firm China Construction Bank.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

During the reporting period, the Candriam portion of the Portfolio saw its most substantial weighting increase relative to the MSCI Emerging Markets Index in the information technology sector, while smaller weighting increases occurred in the consumer discretionary and real estate sectors. During the same period, the Candriam portion of the Portfolio saw a large decrease in its sector weightings relative to the benchmark in industrials, with smaller weighting reductions in health care and utilities.

MacKay Shields

In the MacKay Shields portion of the Portfolio, the most substantial increases in sector weightings relative to the MSCI Emerging Markets Index during the reporting period were in consumer discretionary and financials. Over the same period, the MacKay Shields portion of the Portfolio saw its most substantial decreases in sector weightings relative to the benchmark in utilities and materials.

9

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of December 31, 2019, the sectors that were most substantially overweight relative to the MSCI Emerging Markets Index in the Candriam portion of the Portfolio were information technology, materials and real estate. As of the same date, the sectors that were most substantially underweight relative to the Index in the Candriam portion of the Portfolio were utilities and consumer staples.

MacKay Shields

As of December 31, 2019, the sectors in the MacKay Shields portion of the Portfolio that were most substantially overweight relative to the MSCI Emerging Markets Index were information technology and consumer discretionary. As of the same date, the sectors in the MacKay Shields portion of the Portfolio that were most substantially underweight relative to the Index were communication services and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 94.7%†
Brazil 6.0%
Afya, Ltd., Class A (Diversified Consumer Services) (a)(b)	30,000	$813,600
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	95,000	1,014,779
Banco Bradesco S.A. (Banks)	109,400	926,555
Banco BTG Pactual S.A. (Capital Markets)	84,000	1,589,708
Banco do Brasil S.A. (Banks)	146,000	1,917,051
Banco Santander Brasil S.A. (Banks)	9,800	120,639
BB Seguridade Participacoes S.A. (Insurance)	146,000	1,368,285
Construtora Tenda S.A. (Household Durables)	88,400	663,434
Cosan S.A. (Oil, Gas & Consumable Fuels)	80,400	1,390,466
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	220,900	1,630,378
IRB Brasil Resseguros S.A. (Insurance)	178,300	1,726,399
JBS S.A. (Food Products)	103,600	664,449
JSL S.A. (Road & Rail)	101,400	674,790
Magazine Luiza S.A. (Multiline Retail)	95,000	1,126,482
Marfrig Global Foods S.A. (Food Products) (b)	180,600	447,156
Minerva S.A. (Food Products) (b)	147,600	471,122
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	57,200	970,468
Petrobras Distribuidora S.A. (Specialty Retail)	108,600	811,794
Qualicorp Consultoria e Corretora de Seguros S.A. (Health Care Providers & Services)	59,000	544,137
Raia Drogasil S.A. (Food & Staples Retailing)	17,000	471,793
Rumo S.A. (Road & Rail) (b)	150,000	973,227
Ser Educacional S.A. (Diversified Consumer Services) (c)	30,500	210,400
Tupy S.A. (Auto Components)	38,100	239,623
Vale S.A. (Metals & Mining)	186,175	2,466,783
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	126,600	444,376
XP, Inc, Class A (Capital Markets) (b)	12,000	462,240

		24,140,134

Canada 0.2%
Pan American Silver Corp. (Metals & Mining)	36,000	852,840

China 34.4%
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	220,000	1,919,844
Agricultural Bank of China, Ltd., Class H (Banks)	1,231,000	541,859
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	160,177	909,686
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (b)	103,219	21,892,750
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	411,500	2,999,525
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	150,000	1,342,672

	Shares	Value
China (continued)
BAIC Motor Corp., Ltd., Class H (Automobiles) (c)	1,868,000	$1,059,579
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (b)	15,900	2,009,760
Bank of China, Ltd., Class H (Banks)	4,066,000	1,737,585
Bank of Shanghai Co., Ltd., Class A (Banks)	1,139,942	1,553,046
Beijing Enterprises Water Group, Ltd. (Water Utilities) (b)	1,200,000	606,753
Brilliance China Automotive Holdings, Ltd. (Automobiles)	1,000,000	1,036,921
BYD Electronic International Co., Ltd. (Communications Equipment)	493,000	947,748
Changyou.com, Ltd., ADR (Entertainment) (a)	7,200	70,488
China Aoyuan Group, Ltd. (Real Estate Management & Development)	1,875,000	3,055,901
China CITIC Bank Corp., Ltd., Class H (Banks)	1,728,000	1,035,607
China Construction Bank Corp., Class H (Banks)	6,572,100	5,676,146
China Galaxy Securities Co., Ltd., Class H (Capital Markets)	327,500	192,912
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	115,000	81,613
China Lesso Group Holdings, Ltd. (Building Products)	1,100,000	1,410,238
China Life Insurance Co., Ltd., Class H (Insurance)	326,000	905,753
China Lumena New Materials Corp. (Chemicals) (b)(d)(e)(f)	260,000	0
China Medical System Holdings, Ltd. (Pharmaceuticals)	357,000	514,038
China Merchants Bank Co., Ltd., Class H (Banks)	540,000	2,775,432
China Mobile, Ltd. (Wireless Telecommunication Services)	157,000	1,319,700
China National Building Material Co., Ltd., Class H (Construction Materials)	1,088,000	1,214,738
China Overseas Grand Oceans Group, Ltd. (Real Estate Management & Development)	438,000	302,968
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	660,000	2,570,615
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	44,400	174,927
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	108,800	464,253
China Zhongwang Holdings, Ltd. (Metals & Mining)	833,600	332,700
Chlitina Holding, Ltd. (Personal Products)	53,000	420,789
CITIC, Ltd. (Industrial Conglomerates)	538,000	719,423
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	2,611,000	4,342,563
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies)	380,183	1,280,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
ENN Energy Holdings, Ltd. (Gas Utilities)	100,000	$1,092,745
Geely Automobile Holdings, Ltd. (Automobiles)	600,000	1,173,466
Great Wall Motor Co., Ltd., Class H (Automobiles)	650,500	480,844
Haitong Securities Co., Ltd., Class H (Capital Markets)	436,800	516,270
Hangzhou Tigermed Consulting Co., Ltd., Class A (Life Sciences Tools & Services)	84,919	769,863
Huadian Power International Corp., Ltd., Class H (Independent Power & Renewable Electricity Producers)	736,000	279,579
Hundsun Technologies, Inc., Class A (Software)	89,773	1,001,774
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	5,046,000	3,885,374
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (b)	99,952	3,521,309
JinkoSolar Holding Co., Ltd., ADR (Semiconductors & Semiconductor Equipment) (a)(b)	6,300	141,687
Jumei International Holding, Ltd., ADR (Internet & Direct Marketing Retail) (b)	67,500	138,375
Kweichow Moutai Co., Ltd., Class A (Beverages)	4,385	744,714
LexinFintech Holdings, Ltd., ADR (Consumer Finance) (b)	43,100	598,659
Logan Property Holdings Co., Ltd. (Real Estate Management & Development)	182,000	305,502
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	199,930	1,047,626
Luye Pharma Group, Ltd. (Pharmaceuticals) (a)(c)	749,500	561,719
Meituan Dianping, Class B (Internet & Direct Marketing Retail) (b)	94,000	1,229,239
Metallurgical Corp. of China, Ltd., Class H (Construction & Engineering)	731,000	164,168
Momo, Inc., Sponsored ADR (Interactive Media & Services)	27,304	914,684
NetEase, Inc., ADR (Entertainment)	7,900	2,422,456
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (b)	9,000	1,091,250
PICC Property & Casualty Co., Ltd., Class H (Insurance)	828,000	997,770
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (b)	7,000	264,740
Ping An Bank Co., Ltd., Class A (Banks)	619,946	1,464,047
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	683,000	8,072,623

	Shares	Value
China (continued)
Postal Savings Bank of China Co., Ltd., Class H (Banks) (c)	2,400,000	$1,632,381
Qudian, Inc., Sponsored ADR (Consumer Finance) (a)(b)	10,300	48,513
Sany Heavy Industry Co., Ltd., Class A (Machinery)	379,906	929,899
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	440,000	1,705,273
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	3,111,000	371,293
Silergy Corp. (Semiconductors & Semiconductor Equipment)	30,000	950,729
Sinopec Engineering Group Co., Ltd., Class H (Construction & Engineering)	1,144,000	684,142
Sinotruk Hong Kong, Ltd. (Machinery)	659,500	1,406,631
Springland International Holdings, Ltd. (Food & Staples Retailing)	300,000	84,699
Sunac China Holdings, Ltd. (Real Estate Management & Development)	318,000	1,899,683
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	110,000	1,904,316
Tencent Holdings, Ltd. (Interactive Media & Services)	347,000	16,725,896
Uni-President China Holdings, Ltd. (Food Products)	358,000	375,812
Vipshop Holdings, Ltd., ADR (Internet & Direct Marketing Retail) (b)	169,900	2,407,483
Want Want China Holdings, Ltd. (Food Products)	580,000	541,868
Weichai Power Co., Ltd., Class H (Machinery)	581,000	1,225,779
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	249,000	72,217
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	142,000	100,774
Yanzhou Coal Mining Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	486,000	436,585
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (Pharmaceuticals) (c)	55,000	312,328
Yihai International Holding, Ltd. (Food Products) (b)	100,000	586,476
Yonyou Network Technology Co., Ltd., Class A (Software)	199,935	815,159
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	1,472,000	340,028
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	200,000	818,757
Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H (Machinery)	1,202,200	1,007,452

		137,683,914

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Colombia 0.8%
Bancolombia S.A., Sponsored ADR (Banks)	24,000	$1,314,960
Corp. Financiera Colombiana S.A. (Diversified Financial Services) (b)	9,604	89,986
Geopark, Ltd. (Oil, Gas & Consumable Fuels)	42,000	928,200
Interconexion Electrica S.A. E.S.P. (Electric Utilities)	115,365	687,860

		3,021,006

Egypt 0.2%
Commercial International Bank Egypt S.A.E., GDR (Banks)	180,000	918,000

Greece 0.3%
FF Group (Textiles, Apparel & Luxury Goods) (b)(d)(e)(f)	19,000	51,150
Hellenic Telecommunications Organization S.A. (Diversified Telecommunication Services)	63,312	1,012,703
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	11,334	262,149

		1,326,002

Hong Kong 0.8%
China Metal Recycling Holdings, Ltd. (Metals & Mining) (b)(d)(e)(f)	75,000	0
China Resources Cement Holdings, Ltd. (Construction Materials)	236,000	300,440
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	180,000	429,193
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	477,000	591,330
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	508,000	710,599
Xinyi Glass Holdings, Ltd. (Auto Components)	800,000	1,059,507

		3,091,069

Hungary 0.2%
OTP Bank Nyrt. (Banks)	14,899	779,144

India 8.1%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	120,000	615,651
Alkem Laboratories, Ltd. (Pharmaceuticals)	5,182	145,282
Asian Paints, Ltd. (Chemicals)	49,279	1,235,942
Avanti Feeds, Ltd. (Food Products)	48,215	397,862
Avenue Supermarts, Ltd. (Food & Staples Retailing) (b)(c)	3,682	94,915
Axis Bank, Ltd. (Banks)	150,334	1,584,887
Bajaj Auto, Ltd. (Automobiles)	2,624	116,903
Bajaj Finance, Ltd. (Consumer Finance)	40,344	2,388,033
Bajaj Finserv, Ltd. (Insurance)	4,537	598,762
Bandhan Bank, Ltd. (Banks) (c)	65,199	465,667
BEML, Ltd. (Machinery)	23,418	322,342

	Shares	Value
India (continued)
Bharti Infratel, Ltd. (Diversified Telecommunication Services)	89,892	$317,993
Birla Corp., Ltd. (Construction Materials)	7,606	65,060
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	23,927	70,881
Deepak Nitrite, Ltd. (Chemicals)	21,157	110,486
Dr. Lal PathLabs, Ltd. (Health Care Providers & Services) (c)	10,523	220,402
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	3,380	135,883
Granules India, Ltd. (Pharmaceuticals)	131,835	227,827
Graphite India, Ltd. (Electrical Equipment)	42,353	179,670
HCL Technologies, Ltd. (IT Services)	32,010	255,172
HDFC Asset Management Co., Ltd. (Capital Markets) (c)	10,292	459,965
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	127,328	471,204
Hindustan Unilever, Ltd. (Household Products)	65,396	1,759,361
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	99,265	3,355,809
ICICI Bank, Ltd. (Banks)	140,940	1,063,593
ICICI Lombard General Insurance Co., Ltd. (Insurance) (c)	5,362	103,750
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	293,721	517,255
Infosys, Ltd. (IT Services)	100,495	1,030,600
ITC, Ltd. (Tobacco)	107,246	357,296
KEI Industries, Ltd. (Electrical Equipment)	10,382	66,536
Larsen & Toubro, Ltd. (Construction & Engineering)	14,074	257,314
Maruti Suzuki India, Ltd. (Automobiles)	10,200	1,053,179
Motherson Sumi Systems, Ltd. (Auto Components)	36,906	75,799
Nestle India, Ltd. (Food Products)	723	149,627
NMDC, Ltd. (Metals & Mining)	231,528	418,435
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	749,338	2,814,028
Power Grid Corp. of India, Ltd. (Electric Utilities)	54,014	144,233
PVR, Ltd. (Entertainment)	12,000	318,576
REC, Ltd. (Diversified Financial Services)	227,183	455,142
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	253,002	5,373,508
State Bank of India (Banks) (b)	14,459	67,617
Suven Life Sciences, Ltd. (Pharmaceuticals)	34,137	147,016
Tata Consultancy Services, Ltd. (IT Services)	11,386	345,353
Tech Mahindra, Ltd. (IT Services)	13,659	145,664
Titan Co., Ltd. (Textiles, Apparel & Luxury Goods)	36,000	600,133
UltraTech Cement, Ltd. (Construction Materials)	3,155	179,236
Vedanta, Ltd. (Metals & Mining)	340,000	725,222
Whirlpool of India, Ltd. (Household Durables)	7,112	234,848

		32,239,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Indonesia 1.1%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	3,213,100	$359,904
PT Bank Rakyat Indonesia Persero Tbk (Banks)	5,336,900	1,691,507
PT Bumi Serpong Damai Tbk (Real Estate Management & Development) (b)	772,100	69,799
PT Indah Kiat Pulp & Paper Corp. Tbk (Paper & Forest Products)	795,400	441,173
PT Indofood Sukses Makmur Tbk (Food Products)	1,900,000	1,084,639
PT Matahari Department Store Tbk (Multiline Retail)	786,800	238,605
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	2,300,000	657,735

		4,543,362

Luxembourg 0.0%‡
Reinet Investments SCA (Capital Markets)	5,629	111,527

Malaysia 1.1%
AMMB Holdings BHD (Banks)	806,000	770,434
Dialog Group BHD (Energy Equipment & Services)	1,800,000	1,518,152
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	441,600	355,180
IOI Properties Group BHD (Real Estate Management & Development)	248,500	75,331
Malaysia Airports Holdings BHD (Transportation Infrastructure)	96,200	178,736
MISC BHD (Marine)	351,400	717,318
Telekom Malaysia BHD (Diversified Telecommunication Services)	818,500	764,373

		4,379,524

Mexico 1.8%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure)	66,500	98,831
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	1,200,000	958,350
Concentradora Fibra Danhos S.A. de C.V. (Equity Real Estate Investment Trusts)	52,700	79,994
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A (Airlines) (b)	64,400	67,372
Credito Real S.A.B. de C.V. (Consumer Finance)	81,700	102,149
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts)	820,600	1,270,774
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	322,700	1,801,624
Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Household Products) (b)	383,600	763,447

	Shares	Value
Mexico (continued)
Macquarie Mexico Real Estate Management S.A. de C.V. (Equity Real Estate Investment Trusts) (c)	51,700	$67,594
PLA Administradora Industrial, S. de R.L. de C.V. (Equity Real Estate Investment Trusts)	41,900	68,698
Qualitas Controladora S.A.B. de C.V. (Insurance)	68,300	287,685
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	596,500	1,712,443

		7,278,961

Peru 0.7%
Credicorp, Ltd. (Banks)	4,000	852,520
Southern Copper Corp. (Metals & Mining)	46,000	1,954,080

		2,806,600

Philippines 1.0%
Ayala Land, Inc. (Real Estate Management & Development)	500,000	449,205
Bank of The Philippine Islands (Banks)	180,340	313,000
BDO Unibank, Inc. (Banks)	112,570	351,191
Cebu Air, Inc. (Airlines)	59,060	104,371
First Gen Corp. (Independent Power & Renewable Electricity Producers)	450,900	215,011
Globe Telecom, Inc. (Wireless Telecommunication Services)	23,656	943,531
GT Capital Holdings, Inc. (Industrial Conglomerates)	50,000	836,213
PLDT, Inc. (Wireless Telecommunication Services)	18,360	358,173
Security Bank Corp. (Banks)	30,460	117,281
Universal Robina Corp. (Food Products)	80,000	229,045

		3,917,021

Poland 0.9%
Asseco Poland S.A. (Software)	26,574	445,830
CD Projekt S.A. (Entertainment)	20,000	1,473,418
Cyfrowy Polsat S.A. (Media)	9,731	71,664
Dino Polska S.A. (Food & Staples Retailing) (b)(c)	14,000	531,379
Enea S.A. (Electric Utilities) (b)	116,456	242,956
PLAY Communications S.A. (Wireless Telecommunication Services) (c)	60,183	555,208
Powszechna Kasa Oszczednosci Bank Polski S.A. (Banks)	47,384	430,389

		3,750,844

Republic of Korea 12.4%
BNK Financial Group, Inc. (Banks) (b)	8,656	57,335
Celltrion, Inc. (Biotechnology) (b)	5,932	928,438
Chongkundang Holdings Corp. (Pharmaceuticals) (b)	1,792	156,507

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Daelim Industrial Co., Ltd. (Construction & Engineering) (b)	13,335	$1,043,554
DB HiTek Co., Ltd. (Semiconductors & Semiconductor Equipment) (b)	6,970	166,347
DongKook Pharmaceutical Co., Ltd. (Pharmaceuticals) (b)	1,043	80,359
Dongwon Industries Co., Ltd. (Food Products) (b)	467	85,408
Doosan Bobcat, Inc. (Machinery) (b)	10,846	322,158
GS Holdings Corp. (Oil, Gas & Consumable Fuels) (b)	1,598	71,302
Hana Financial Group, Inc. (Banks)	45,336	1,446,581
Hankook Tire & Technology Co., Ltd. (Auto Components) (b)	28,000	812,314
HDC Hyundai Development Co.-Engineering & Construction, Class E (Construction & Engineering) (b)	15,461	342,924
Hyosung Chemical Corp. (Chemicals) (b)	567	70,847
Hyundai Heavy Industries Holdings Co., Ltd. (Machinery) (b)	1,766	516,155
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance) (b)	38,000	885,555
Hyundai Mobis Co., Ltd. (Auto Components)	6,808	1,507,067
Hyundai Motor Co. (Automobiles)	3,424	356,775
Industrial Bank of Korea (Banks) (b)	56,530	576,812
Kakao Corp. (Interactive Media & Services) (b)	13,563	1,800,269
KB Financial Group, Inc. (Banks) (b)	65,175	2,685,449
Kia Motors Corp. (Automobiles) (b)	68,753	2,633,713
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment) (b)	10,500	957,888
Korea Investment Holdings Co., Ltd. (Capital Markets) (b)	20,000	1,252,108
LG Household & Health Care, Ltd. (Personal Products) (b)	660	719,668
NAVER Corp. (Interactive Media & Services) (b)	7,200	1,161,140
NCSoft Corp. (Entertainment) (b)	2,200	1,029,184
Orion Corp. (Food Products) (b)	4,400	401,401
POSCO (Metals & Mining)	7,917	1,619,067
Posco International Corp. (Trading Companies & Distributors) (b)	13,920	224,487
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (b)(c)	259	96,975
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	327,370	15,795,967
Samsung Engineering Co., Ltd. (Construction & Engineering) (b)	110,000	1,826,279
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components) (b)	3,200	653,033
Shinhan Financial Group Co., Ltd. (Banks) (b)	14,464	542,189

	Shares	Value
Republic of Korea (continued)
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment) (b)	67,996	$5,532,815
SK Materials Co., Ltd. (Chemicals) (b)	2,500	401,012
Woongjin Coway Co., Ltd. (Household Durables)	11,153	897,872

		49,656,954

Russia 5.1%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	278,399	2,288,440
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,792	176,888
Magnitogorsk Iron & Steel Works PJSC, Registered, Sponsored GDR (Metals & Mining)	9,147	79,213
MMC Norilsk Nickel PJSC ADR (Metals & Mining)	5,300	1,633,390
MMC Norilsk Nickel PJSC (Metals & Mining)	67,187	2,048,531
PhosAgro PJSC, GDR (Chemicals)	8,343	105,956
Polymetal International PLC (Metals & Mining)	104,000	1,646,213
Polyus PJSC (Metals & Mining) (b)	8,000	915,022
QIWI PLC, Sponsored ADR (IT Services)	44,000	851,840
Rosneft Oil Co. PJSC, GDR (Oil, Gas & Consumable Fuels)	81,229	585,499
Sberbank of Russia PJSC, Sponsored ADR (Banks)	141,355	2,318,222
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	215,658	1,740,360
Tatneft PJSC (Oil, Gas & Consumable Fuels)	140,000	1,712,944
TCS Group Holding PLC (Banks)	100,000	2,150,000
X5 Retail Group N.V., GDR (Food & Staples Retailing)	24,000	828,000
Yandex N.V., Class A (Interactive Media & Services) (b)	32,000	1,391,680

		20,472,198

South Africa 4.2%
Absa Group, Ltd. (Banks)	44,124	470,349
African Rainbow Minerals, Ltd. (Metals & Mining)	9,318	108,881
Anglo American Platinum, Ltd. (Metals & Mining)	5,089	475,011
AngloGold Ashanti, Ltd. (Metals & Mining)	40,000	903,898
Ascendis Health, Ltd. (Pharmaceuticals) (b)	204,652	22,210
Assore, Ltd. (Metals & Mining)	4,864	94,460
Astral Foods, Ltd. (Food Products)	8,611	133,506
Capitec Bank Holdings, Ltd. (Banks)	17,000	1,755,323
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	166,991	395,838
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	82,789	775,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Impala Platinum Holdings, Ltd. (Metals & Mining) (b)	232,287	$2,380,253
Liberty Holdings, Ltd. (Insurance)	65,011	513,599
MTN Group, Ltd. (Wireless Telecommunication Services)	121,932	718,133
Naspers, Ltd. (Internet & Direct Marketing Retail)	34,940	5,714,708
Old Mutual, Ltd. (Insurance)	142,517	200,049
Resilient REIT, Ltd. (Equity Real Estate Investment Trusts)	62,129	301,818
Sibanye Gold, Ltd. (Metals & Mining) (b)	299,992	768,721
Standard Bank Group, Ltd. (Banks)	78,213	939,941
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & Engineering)	7,709	76,017

		16,747,879

Spain 0.0%‡
Banco Santander S.A. (Banks) (a)(b)	22,599	94,304

Taiwan 12.1%
Accton Technology Corp. (Communications Equipment)	180,000	1,008,773
Airtac International Group (Machinery)	85,000	1,322,764
Asia Cement Corp. (Construction Materials)	226,000	361,500
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	36,000	1,151,683
Center Laboratories, Inc. (Pharmaceuticals)	218,687	437,710
Chailease Holding Co., Ltd. (Diversified Financial Services)	520,012	2,393,891
Compeq Manufacturing Co., Ltd. (Electronic Equipment, Instruments & Components)	314,000	472,409
CTBC Financial Holding Co., Ltd. (Banks)	1,636,000	1,222,484
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	30,000	151,616
E.Sun Financial Holding Co., Ltd. (Banks)	1,871,443	1,741,777
Formosa Plastics Corp. (Chemicals)	220,000	732,428
Giant Manufacturing Co., Ltd. (Leisure Products)	120,000	852,654
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	60,000	765,587
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	853,892	2,586,429
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	7,400	1,234,280
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	74,000	1,094,806
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	45,000	125,196
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	58,000	423,725

	Shares	Value
Taiwan (continued)
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	467,000	$610,682
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	270,000	898,889
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	23,000	92,071
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	71,000	556,593
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods) (b)	243,600	597,278
Taishin Financial Holding Co., Ltd. (Banks)	432,000	208,960
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,764,000	19,477,733
Uni-President Enterprises Corp. (Food Products)	280,000	693,065
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	2,042,000	1,120,556
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	175,000	1,395,236
Wei Chuan Foods Corp. (Food Products)	636,000	531,467
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	98,000	961,137
Yageo Corp. (Electronic Equipment, Instruments & Components)	46,000	670,581
Yuanta Financial Holding Co., Ltd. (Diversified Financial Services)	1,471,000	991,233
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	268,000	1,278,447

		48,163,640

Thailand 2.3%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	215,600	1,533,123
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	380,000	941,952
Charoen Pokphand Foods PCL, NVDR (Food Products)	1,105,800	1,015,215
CP ALL PCL, NVDR (Food & Staples Retailing)	240,000	578,892
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	16,600	181,774
Gulf Energy Development PCL, NVDR (Independent Power & Renewable Electricity Producers)	21,200	117,488
JMT Network Services PCL, NVDR (Commercial Services & Supplies)	558,200	372,708
Krung Thai Bank PCL, NVDR (Banks)	1,091,800	597,772
PTG Energy PCL, NVDR (Specialty Retail)	793,700	426,610

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Thailand (continued)
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	60,500	$251,463
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	432,500	635,313
Ratchaburi Group PCL, NVDR (Independent Power & Renewable Electricity Producers)	112,500	258,211
Siam Commercial Bank PCL, NVDR (Banks)	101,400	412,997
Srisawad Corp. PCL, NVDR (Consumer Finance)	620,000	1,417,853
Thanachart Capital PCL, NVDR (Banks)	134,800	240,764

		8,982,135

Turkey 1.0%
Aksa Akrilik Kimya Sanayii A/S (Textiles, Apparel & Luxury Goods)	47,941	110,404
Coca-Cola Icecek A/S (Beverages)	39,294	255,619
Enerjisa Enerji A/S (Electric Utilities) (c)	376,478	467,671
Otokar Otomotiv ve Savunma Sanayi A/S (Machinery)	3,020	80,716
Pegasus Hava Tasimaciligi A/S (Airlines) (b)	39,964	580,415
Turk Hava Yollari AO (Airlines) (b)	480,000	1,166,717
Turkiye Garanti Bankasi A/S (Banks) (b)	650,000	1,217,179
Vestel Elektronik Sanayi ve Ticaret A/S (Household Durables) (b)	54,800	116,251

		3,994,972

Total Common Stocks (Cost $334,102,352)		378,951,949

Exchange-Traded Funds 0.7%
United States 0.7%
iShares MSCI Emerging Markets ETF (Capital Markets)	1,390	62,369
Xtrackers Harvest CSI 300 China A-Shares ETF (Capital Markets) (a)	46,545	1,379,594
iShares MSCI Saudi Arabia ETF (Capital Markets)	43,696	1,351,080
iShares Core MSCI Emerging Markets ETF (Capital Markets)	1,672	89,887

Total Exchange-Traded Funds (Cost $2,859,293)		2,882,930

Preferred Stocks 4.1%
Brazil 2.6%
Banco Bradesco S.A. 5.74% (Banks)	191,600	1,722,766
Itau Unibanco Holding S.A. 5.06% (Banks)	414,395	3,821,825
Petroleo Brasileiro S.A. 3.09% (Oil, Gas & Consumable Fuels)	632,400	4,744,533
Telefonica Brasil S.A. 4.89% (Diversified Telecommunication Services)	5,200	74,949

		10,364,073

	Shares	Value
Colombia 0.0%‡
Grupo Aval Acciones y Valores S.A. 3.97%	309,868	$137,626

Republic of Korea 1.5%
Amorepacific Corp. 1.21% (Personal Products) (b)	895	69,189
Hyundai Motor Co. 1.30% (Automobiles)	11,012	756,066
Hyundai Motor Co. 1.43% (Automobiles)	13,223	819,827
LG Household & Health Care, Ltd. 1.18% (Personal Products) (b)	291	194,008
Samsung Electronics Co., Ltd. 2.19% (Technology Hardware, Storage & Peripherals)	99,964	3,924,394

		5,763,484

Total Preferred Stocks (Cost $14,721,852)		16,265,183

Short-Term Investments 0.5%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 1.40% (g)	609,210	609,210

Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (g)(h)	1,529,240	1,529,240

Total Short-Term Investments (Cost $2,138,450)		2,138,450

Total Investments (Cost $353,821,947)	100.0%	400,238,512
Other Assets, Less Liabilities	(0.0)‡	(155,317)
Net Assets	100.0%	$400,083,195

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $3,062,764; the total market value of collateral held by the Portfolio was $3,138,125. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,608,885 (See Note 2(N)).

(b)	Non-income producing security.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, the total market value of fair valued securities was $51,150, which represented less than one-tenth of a percent of the Portfolio’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Illiquid security—As of December 31, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $51,150, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)

(g)	Current yield as of December 31, 2019.
(h)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$378,900,799	$—	$51,150	$378,951,949
Exchange-Traded Funds	2,882,930	—	—	2,882,930
Preferred Stocks	16,265,183	—	—	16,265,183
Short-Term Investments
Affiliated Investment Company	609,210	—	—	609,210
Unaffiliated Investment Company	1,529,240	—	—	1,529,240

Total Short-Term Investments	2,138,450	—	—	2,138,450

Total Investments in Securities	$400,187,362	$—	$51,150	$400,238,512

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued $0 , $0 and $51,150 are held in China, Hong Kong and Greece, respectively within the Common Stocks section of the Portfolio of Investments.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$1,918,875	0.5%
Auto Components	3,694,310	0.9
Automobiles	9,487,273	2.4
Banks	60,148,191	15.0
Beverages	1,000,333	0.2
Biotechnology	928,438	0.2
Building Products	1,410,238	0.4
Capital Markets	8,482,439	2.1
Chemicals	2,656,671	0.7
Commercial Services & Supplies	1,653,434	0.4
Communications Equipment	1,956,521	0.5
Construction & Engineering	4,394,398	1.1
Construction Materials	5,120,499	1.3
Consumer Finance	4,555,207	1.1
Diversified Consumer Services	2,115,250	0.5
Diversified Financial Services	3,930,252	1.0
Diversified Telecommunication Services	2,827,753	0.7
Electric Utilities	1,542,720	0.4
Electrical Equipment	327,819	0.1
Electronic Equipment, Instruments & Components	14,300,985	3.6
Energy Equipment & Services	1,518,152	0.4
Entertainment	5,314,122	1.3
Equity Real Estate Investment Trusts	1,788,878	0.4
Food & Staples Retailing	4,302,121	1.1
Food Products	7,808,118	1.9
Gas Utilities	1,092,745	0.3
Health Care Providers & Services	2,644,693	0.7
Hotels, Restaurants & Leisure	355,180	0.1
Household Durables	3,542,783	0.9
Household Products	2,522,808	0.6
Independent Power & Renewable Electricity Producers	1,052,063	0.3
Industrial Conglomerates	1,555,636	0.4
Insurance	16,279,533	4.1
Interactive Media & Services	24,003,429	6.0
Internet & Direct Marketing Retail	35,168,604	8.8
IT Services	2,628,629	0.7
Leisure Products	852,654	0.2
Life Sciences Tools & Services	866,838	0.2
Machinery	7,133,896	1.8
Marine	717,318	0.2
Media	71,664	0.0	‡
Metals & Mining	19,422,720	4.9
Multiline Retail	1,365,087	0.3
Oil, Gas & Consumable Fuels	29,948,649	7.5
Paper & Forest Products	441,173	0.1
Personal Products	1,403,654	0.3
Pharmaceuticals	4,251,964	1.1

	Value	Percent †
Real Estate Management & Development	$11,238,558	2.8%
Road & Rail	1,648,017	0.4
Semiconductors & Semiconductor Equipment	34,518,216	8.6
Software	2,262,763	0.6
Specialty Retail	2,057,161	0.5
Technology Hardware, Storage & Peripherals	19,720,361	4.9
Textiles, Apparel & Luxury Goods	3,384,536	0.8
Thrifts & Mortgage Finance	3,355,809	0.8
Tobacco	357,296	0.1
Trading Companies & Distributors	224,487	0.1
Transportation Infrastructure	1,835,170	0.5
Water Utilities	606,753	0.1
Wireless Telecommunication Services	6,386,218	1.6

	398,100,062	99.5
Short-Term Investments	2,138,450	0.5
Other Assets, Less Liabilities	(155,317)	(0.0)‡

Net Assets	$400,083,195	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2019 (a)
Common Stocks
China	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Greece	0	—	—	(53,342)	—	—	104,492	—	51,150	(53,342)
Hong Kong	0	—	—	—	—	—	—	—	0	—

Total	$0	$—	$—	$(53,342)	$—	$—	$104,492	$—	$51,150	$(53,342)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of December 31, 2019, a security with a market value of $104,492 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs.

As of December 31, 2018, the fair value obtained for this security, as determined by an independent pricing service, utilized significant other observable inputs.

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $353,212,737) including securities on loan of $3,062,764	$399,629,302
Investment in affiliated investment company, at value (identified cost $609,210)	609,210
Cash denominated in foreign currencies (identified cost $1,455,249)	1,473,650
Cash	89,707
Receivables:
Dividends	683,031
Portfolio shares sold	1,418
Securities lending	1,337

Total assets	402,487,655

Liabilities
Cash collateral received for securities on loan	1,529,240
Payables:
Manager (See Note 3)	330,323
Custodian	212,772
Portfolio shares redeemed	115,328
Foreign capital gains tax (See Note 2(C))	93,110
Professional fees	57,338
Shareholder communication	28,566
NYLIFE Distributors (See Note 3)	26,413
Trustees	608
Accrued expenses	10,762

Total liabilities	2,404,460

Net assets	$400,083,195

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,314
Additional paid-in capital	397,557,629

397,599,943
Total distributable earnings (loss)	2,483,252

Net assets	$400,083,195

Initial Class
Net assets applicable to outstanding shares	$273,041,637

Shares of beneficial interest outstanding	28,875,880

Net asset value per share outstanding	$9.46

Service Class
Net assets applicable to outstanding shares	$127,041,558

Shares of beneficial interest outstanding	13,437,848

Net asset value per share outstanding	$9.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$11,794,669
Non-cash dividends	3,539,124
Securities lending	94,158
Dividends-affiliated	27,874
Interest	6,442
Other	4,009

Total income	15,466,276

Expenses
Manager (See Note 3)	4,595,888
Custodian	519,294
Distribution/Service—Service Class (See Note 3)	324,093
Professional fees	137,974
Shareholder communication	61,044
Trustees	12,043
Interest expense	159
Miscellaneous	30,351

Total expenses	5,680,846

Net investment income (loss)	9,785,430

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	2,902,766
Foreign currency forward transactions	32,173
Foreign currency transactions	(704,769)

Net realized gain (loss) on investments and foreign currency transactions	2,230,170

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	69,309,374
Translation of other assets and liabilities in foreign currencies	(6,090)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	69,303,284

Net realized and unrealized gain (loss) on investments and foreign currency transactions	71,533,454

Net increase (decrease) in net assets resulting from operations	$81,318,884

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,555,293.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $217,412.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(24,355).

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,785,430	$7,359,299
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	2,230,170	7,779,638
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	69,303,284	(142,424,318)

Net increase (decrease) in net assets resulting from operations	81,318,884	(127,285,381)

Distributions to shareholders:
Initial Class	(3,920,323)	(6,159,288)
Service Class	(1,358,927)	(1,891,460)

Total distributions to shareholders	(5,279,250)	(8,050,748)

Capital share transactions:
Net proceeds from sale of shares	6,085,713	90,103,733
Net asset value of shares issued to shareholders in reinvestment of distributions	5,279,250	8,050,748
Cost of shares redeemed	(190,653,638)	(165,937,159)

Increase (decrease) in net assets derived from capital share transactions	(179,288,675)	(67,782,678)

Net increase (decrease) in net assets	(103,249,041)	(203,118,807)

Net Assets
Beginning of year	503,332,236	706,451,043

End of year	$400,083,195	$503,332,236

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$7.99	$10.22	$7.22	$6.83		$8.27

Net investment income (loss) (a)	0.19	0.12	0.09	0.06		0.06

Net realized and unrealized gain (loss) on investments	1.42	(2.19)	3.03	0.37		(1.38)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	(0.01)		(0.02)

Total from investment operations	1.60	(2.09)	3.11	0.42		(1.34)

Less distributions:

From net investment income	(0.13)	(0.14)	(0.11)	(0.03)		(0.10)

Net asset value at end of year	$9.46	$7.99	$10.22	$7.22		$6.83

Total investment return (b)	20.08%	(20.55%)	43.12%	6.23%		(16.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18%	1.27%	0.94%	0.91	%(c)	0.77%

Net expenses (d)(e)	1.17%	1.16%	1.24%	1.29	%(g)	1.40%

Portfolio turnover rate	121%	135%	149%	123%		207%

Net assets at end of year (in 000’s)	$273,042	$371,834	$497,861	$257,593		$204,138

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
December 31, 2019	1.17%		—
December 31, 2018	1.16%		—
December 31, 2017	1.24%		0.00	%(f)
December 31, 2016	1.29	%(g)	0.00	%(f)
December 31, 2015	1.40%		0.00	%(f)

(f)	Less than 0.01%.
(g)	Without the custody fee reimbursement, net expenses would have been 1.37%.

24	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$7.98	$10.20	$7.21	$6.82		$8.25

Net investment income (loss) (a)	0.17	0.10	0.07	0.05		0.04

Net realized and unrealized gain (loss) on investments	1.41	(2.19)	3.02	0.36		(1.37)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	(0.01)		(0.02)

Total from investment operations	1.57	(2.11)	3.08	0.40		(1.35)

Less distributions:

From net investment income	(0.10)	(0.11)	(0.09)	(0.01)		(0.08)

Net asset value at end of year	$9.45	$7.98	$10.20	$7.21		$6.82

Total investment return (b)	19.78%	(20.74%)	42.77%	5.96%		(16.42%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00%	1.07%	0.73%	0.69	%(c)	0.52%

Net expenses (d)(e)	1.42%	1.41%	1.49%	1.55	%(g)	1.65%

Portfolio turnover rate	121%	135%	149%	123%		207%

Net assets at end of year (in 000’s)	$127,042	$131,498	$208,590	$155,777		$163,884

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
December 31, 2019	1.42%		—
December 31, 2018	1.41%		—
December 31, 2017	1.49%		0.00	%(f)
December 31, 2016	1.55	%(g)	0.00	%(f)
December 31, 2015	1.65%		0.00	%(f)

(f)	Less than 0.01%.
(g)	Without the custody fee reimbursement, net expenses would have been 1.62%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay VP Emerging Markets Equity Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of

27

Notes to Financial Statements (continued)

purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2019, and can change at any time. Illiquid investments as of December 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

28	MainStay VP Emerging Markets Equity Portfolio

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency

29

Notes to Financial Statements (continued)

exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, the Portfolio did not hold any foreign currency forward contracts.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the

year ended December 31, 2019, the Portfolio did not engage in short sales as part of its investment strategies.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2019, the Portfolio did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the

30	MainStay VP Emerging Markets Equity Portfolio

risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $3,062,764; the total market value of collateral held by the Portfolio was $3,138,125. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,608,885 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,529,240.

(O)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA

Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$32,173	$32,173

Total Realized Gain (Loss)		$32,173	$32,173

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long (a)	$209,223	$209,223

Forward Contracts Short (a)	$(518,388)	$(518,388)

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary

31

Notes to Financial Statements (continued)

of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 1.00%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $4,595,888 and paid MacKay Shields and Candriam Belgium in the amount of $1,079,539 and $1,218,188, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$1,319	$53,314	$(54,024)	$—	$—	$609	$28	$—	609

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$359,407,931	$47,296,125	$(6,465,544)	$40,830,581

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$10,703,663	$(48,779,435)	$(100,741)	$40,659,765	$2,483,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments. The other temporary differences are primarily due to foreign taxes payable.

32	MainStay VP Emerging Markets Equity Portfolio

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $48,779,435, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$48,779	$ —

The Portfolio utilized $2,198,424 of capital loss carryforwards during the year ended December 31, 2019.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$5,279,250	$ —	$8,050,748	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $551,822 and $723,223, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	463,656	$3,912,418
Shares issued to shareholders in reinvestment of distributions	467,198	3,920,323
Shares redeemed	(18,574,183)	(160,566,943)

Net increase (decrease)	(17,643,329)	$(152,734,202)

Year ended December 31, 2018:
Shares sold	8,761,163	$79,889,183
Shares issued to shareholders in reinvestment of distributions	722,470	6,159,288
Shares redeemed	(11,668,289)	(114,852,370)

Net increase (decrease)	(2,184,656)	$(28,803,899)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	252,320	$2,173,295
Shares issued to shareholders in reinvestment of distributions	161,878	1,358,927
Shares redeemed	(3,448,546)	(30,086,695)

Net increase (decrease)	(3,034,348)	$(26,554,473)

Year ended December 31, 2018:
Shares sold	1,116,001	$10,214,550
Shares issued to shareholders in reinvestment of distributions	222,010	1,891,460
Shares redeemed	(5,311,676)	(51,084,789)

Net increase (decrease)	(3,973,665)	$(38,978,779)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies

33

Notes to Financial Statements (continued)

certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Candriam Belgium S.A. (“Candriam Belgium”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and Candriam Belgium in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Candriam Belgium that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and Candriam Belgium in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay and Candriam Belgium personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Candriam Belgium; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Candriam Belgium; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Candriam Belgium from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay and/or Candriam Belgium. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Candriam Belgium. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Candriam Belgium resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s

36	MainStay VP Emerging Markets Equity Portfolio

review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Candriam Belgium

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay and Candriam Belgium, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and Candriam Belgium and ongoing analysis of, and interactions with, MacKay and Candriam Belgium with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Candriam Belgium’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered

New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and Candriam Belgium provide to the Portfolio. The Board evaluated MacKay’s and Candriam Belgium’s experience in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Candriam Belgium, and New York Life Investments’, MacKay’s and Candriam Belgium’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments, MacKay and Candriam Belgium believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay and Candriam Belgium. The Board reviewed MacKay’s and Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay and Candriam Belgium as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Candriam Belgium had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one- and five-year periods ended July 31, 2019, and performed in line with its peer funds for the three-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments, MacKay and Candriam Belgium regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and Candriam Belgium

The Board considered information provided by New York Life Investments, MacKay and Candriam Belgium with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay and Candriam Belgium, due to their relationships with the Portfolio. Because MacKay and Candriam Belgium are affiliates of New York Life Investments whose subadvisory fees are paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, MacKay and Candriam Belgium in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and Candriam Belgium and profits realized by New York Life Investments and its affiliates, including MacKay and Candriam Belgium, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and Candriam Belgium and acknowledged that New York Life Investments, MacKay and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Candriam Belgium to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments, MacKay and Candriam Belgium and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of

38	MainStay VP Emerging Markets Equity Portfolio

the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay and Candriam Belgium, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay and Candriam Belgium are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.

Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

40	MainStay VP Emerging Markets Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

41

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

42	MainStay VP Emerging Markets Equity Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Emerging Markets Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802528	MSVPEME11-02/20 (NYLIAC) NI516

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	8.48%	4.17%	4.34%	0.65%
Service Class Shares	5/2/2005	8.19	3.91	4.08	0.90

Benchmark Performance	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[3]	8.64%	4.45%	5.01%
Credit Suisse Leveraged Loan Index[4]	8.17	4.54	5.18
Morningstar Bank Loan Category Average[5]	7.45	3.62	4.27

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,029.00	$3.32	$1,021.93	$3.31	0.65%

Service Class Shares	$1,000.00	$1,027.50	$4.60	$1,020.67	$4.58	0.90%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Electronics	14.1%

Healthcare, Education & Childcare	8.5

Hotels, Motels, Inns & Gaming	7.0

Diversified/Conglomerate Service	5.0

Telecommunications	4.6

Utilities	4.5

Leisure, Amusement, Motion Pictures & Entertainment	3.7

Chemicals, Plastics & Rubber	3.6

Broadcasting & Entertainment	3.2

Containers, Packaging & Glass	3.1

Insurance	3.1

Retail Store	3.1

Beverage, Food & Tobacco	2.9

Diversified/Conglomerate Manufacturing	2.9

Buildings & Real Estate	2.8

Personal, Food & Miscellaneous Services	2.7

Automobile	2.3

Banking	2.2

Finance	1.8

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.7

Mining, Steel, Iron & Non-Precious Metals	1.4

Oil & Gas	1.4

Personal & Nondurable Consumer Products (Manufacturing Only)	1.4

Printing & Publishing	1.4

Aerospace & Defense	1.0

Electric	0.8

Affiliated Investment Company	0.7

Ecological	0.7

Auto Manufacturers	0.5

Home and Office Furnishings, Housewares & Durable Consumer Products	0.4

Radio and TV Broadcasting	0.4%

Manufacturing	0.3

Media	0.3

Metals & Mining	0.3

Personal Transportation	0.3

Chemicals	0.2

Commercial Services	0.2

Environmental Controls	0.2

Food	0.2

Pharmaceuticals	0.2

Distribution & Wholesale	0.1

Energy Equipment & Services	0.1

Entertainment	0.1

Lodging	0.1

Miscellaneous—Manufacturing	0.1

Pipelines	0.1

Trucking & Leasing	0.1

Auto Parts & Equipment	0.0	‡

Communications Equipment	0.0	‡

Hotels, Restaurants & Leisure	0.0	‡

Household Products & Wares	0.0	‡

Housewares	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Machinery—Diversified	0.0	‡

Oil & Gas Services	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Packaging & Containers	0.0	‡

Real Estate Investment Trusts	0.0	‡

Retail	0.0	‡

Short-Term Investments	4.0

Other Assets, Less Liabilities	0.2

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Scientific Games International, Inc., 4.585%–7.00%, due 8/14/24–5/15/28

2.	Asurion LLC, 4.799%–8.299%, due 8/4/22–8/4/25

3.	McAfee LLC, 5.555%–10.305%, due 9/30/24–9/29/25

4.	CommScope, Inc., 5.049%–5.50%, due 3/1/24–4/6/26

5.	Prime Security Services Borrower, LLC, 4.944%, due 9/23/26
6.	Sprint Communications, Inc., 4.313%–4.813%, due 2/2/24

7.	UFC Holdings, LLC, 5.05%, due 4/29/26

8.	Valeant Pharmaceuticals International, Inc., 4.74%, due 6/2/25

9.	Charter Communications Operating, LLC, 3.55%, due 4/30/25

10.	Calpine Corp. 4.20%, due 1/15/24–4/5/26

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Floating Rate Portfolio returned 8.48% for Initial Class shares and 8.19% for Service Class shares. Over the same period, both share classes underperformed the 8.64% return of the S&P/LSTA Leveraged Loan Index, which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2019, both share classes outperformed the 8.17% return of the Credit Suisse Leveraged Loan Index, which is the Portfolio’s secondary benchmark, and the 7.45% return of the Morningstar Bank Loan Category Average.1

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Higher-credit-quality investments outperformed lower-credit-quality investments in 2019, reversing the trend that was set in 2018. The Portfolio’s performance relative to the S&P/LSTA Leveraged Loan Index benefited from overweight positioning among credits rated BB and B, and underweight exposure to credits rated CCC. Conversely, the Portfolio’s underweight exposure to BBB-rated credits and its position in restructured equities detracted from relative returns.2

What was the Portfolio’s duration3 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is the London InterBank Offered Rate (“LIBOR”).5 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Portfolio ranged between 35 and 55 days during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In late 2018, prices for higher-risk loans, bonds and equities experienced a sharp sell-off, leading us to begin repositioning the Portfolio in response. As the new reporting period started, the Portfolio sought to maintain a higher credit-quality bias while reducing exposure to more volatile sectors, such as retail and oil & gas. While market conditions improved during 2019, they continued to favor higher-credit-quality, lower-volatility assets. Accordingly, we maintained the Portfolio’s tilt toward high-quality, low-volatility holdings.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The sectors making the strongest positive contributions to the Portfolio’s absolute performance included hotels and casinos, building materials and utilities. (Contributions take weightings and total returns into account.) In each of these areas, the Portfolio maintained overweight exposure relative to the benchmark. The sectors making the weakest contributions to absolute performance were ones in which the Portfolio held underweight exposure, including health care, telecommunications and cable television.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included bonds issued by satellite communications services provider Inmarsat, packaging manufacturer Berry Global and financial services company First Data. Significant sales included securities from plastics manufacturer Charter NEX, broadcasting company Diamond Sports and security and automation systems provider ADT.

1.	See page 5 for more information on benchmark and peer group returns.
2.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The largest increases in the Portfolio’s sector weightings were in utilities, electronics and telecommunications. These increases were largely based on our favorable views of these sectors. The most significant reductions in the Portfolio’s sector weightings included chemicals, retail and oil & gas, reflecting our concerns about future performance and heightened volatility, especially in retail and oil & gas.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held underweight exposure relative to the S&P/LSTA Leveraged Loan Index in credits rated BBB, B, CCC and below, as well as credits for which a rating has not been assigned or is no longer assigned (NR). As of the same date, the Portfolio held overweight exposure relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in cash or cash equivalents, which are not constituents of the benchmark.

As of December 31, 2019, the Portfolio’s top five industry exposures were in electronics (underweight relative to the S&P/LSTA Leveraged Loan Index), business equipment/services (neutral weight), health care (underweight), hotels & casinos (overweight) and building materials (overweight).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 94.6%† Corporate Bonds 3.3%
Auto Parts & Equipment 0.0%‡
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$377,000

Chemicals 0.2%
Element Solutions, Inc. 5.875%, due 12/1/25 (a)	1,200,000	1,255,500
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)(b)	500,000	530,000

		1,785,500

Chemicals, Plastics & Rubber 0.1%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	410,000

Commercial Services 0.2%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	894,625
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	500,000	563,125

		1,457,750

Distribution & Wholesale 0.1%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	531,250
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	364,000

		895,250

Electric 0.8%
Clearway Energy Operating LLC 5.75%, due 10/15/25	1,630,000	1,715,575
NRG Energy, Inc. 7.25%, due 5/15/26	1,300,000	1,420,250
Vistra Energy Corp. 8.125%, due 1/30/26 (a)	1,250,000	1,337,500
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	1,500,000	1,567,470

		6,040,795

Entertainment 0.1%
Scientific Games International, Inc. 7.00%, due 5/15/28 (a)	900,000	965,250

Environmental Controls 0.2%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	800,000	832,000
GFL Environmental, Inc. 8.50%, due 5/1/27 (a)	380,000	418,000

		1,250,000

	Principal Amount	Value
Food 0.2%
B&G Foods, Inc. 5.25%, due 9/15/27	$1,000,000	$1,010,000
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	255,912

		1,265,912

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	300,000	312,000

Housewares 0.0%‡
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	200,000	213,500

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	970,000	936,050

Lodging 0.1%
Boyd Gaming Corp. 4.75%, due 12/1/27 (a)	400,000	415,500

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	300,000	309,750

Media 0.1%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	500,000	511,250
iHeartCommunications, Inc.
6.375%, due 5/1/26 (b)	105,206	114,149
8.375%, due 5/1/27	190,685	210,707

		836,106

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	500,000	523,750

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, due 2/15/25 (a)(c)	200,000	4,000

Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	360,000	378,000

Packaging & Containers 0.0%‡
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	220,000	189,741

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.2%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	$300,000	$313,500
6.50%, due 3/15/22	1,000,000	1,022,500

		1,336,000

Pipelines 0.1%
Energy Transfer Operating, L.P. 4.25%, due 3/15/23	600,000	626,709

Real Estate Investment Trusts 0.0%‡
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (a)	300,000	309,750

Retail 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	167,000	170,131

Telecommunications 0.6%
CommScope, Inc. 5.50%, due 3/1/24 (a)	1,500,000	1,563,750
Connect Finco S.A.R.L / Connect U.S. Finco LLC 5.232%, due 10/1/26 (a)	2,000,000	2,130,000
Telesat Canada / Telesat LLC 4.875%, due 6/1/27 (a)	600,000	610,500

		4,304,250

Trucking & Leasing 0.1%
DAE Funding LLC 5.25%, due 11/15/21 (a)	700,000	726,250

Total Corporate Bonds (Cost $25,112,027)		26,038,944

Floating Rate Loans 80.8% (d)
Aerospace & Defense 0.8%
Dynasty Acquisition Co., Inc. 2019 Term Loan B1 5.945% (3 Month LIBOR + 4.00%), due 4/6/26	576,643	580,557
Science Applications International Corp. 2018 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 10/31/25	891,000	892,485
TransDigm, Inc.
2018 Term Loan F 4.299% (1 Month LIBOR + 2.50%), due 6/9/23	3,640,938	3,647,765

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc. (continued)
2018 Term Loan E 4.299% (1 Month LIBOR + 2.50%), due 5/30/25	$982,500	$983,728

		6,104,535

Automobile 2.3%
American Axle and Manufacturing, Inc.
Term Loan B 4.05% (1 Month LIBOR + 2.25%), due 4/6/24	1,596,562	1,590,575
Term Loan B 4.19% (3 Month LIBOR + 2.25%), due 4/6/24	228,166	227,310
AP Exhaust Acquisition, LLC 2019 Term Loan B 6.901% (3 Month LIBOR + 5.00%), due 8/12/26 (e)(f)	608,835	182,650
Belron Finance U.S. LLC
Term Loan B 4.144% (3 Month LIBOR + 2.25%), due 11/7/24	980,000	984,288
2018 Term Loan B 4.151% (3 Month LIBOR + 2.25%), due 11/13/25	990,000	994,950
2019 USD Term Loan B 4.436% (3 Month LIBOR + 2.50%), due 10/30/26	1,250,000	1,253,125
Chassix, Inc. 2017 1st Lien Term Loan 7.438% (3 Month LIBOR + 5.50%), due 11/15/23	1,470,000	1,345,050
IAA, Inc. Term Loan B 4.063% (1 Month LIBOR + 2.25%), due 6/28/26	2,425,000	2,439,145
KAR Auction Services, Inc. 2019 Term Loan B6 4.063% (1 Month LIBOR + 2.25%), due 9/19/26	1,745,625	1,757,263
L&W, Inc. 2018 Term Loan B 8.174% (1 Month LIBOR + 6.375%), due 5/22/25 (f)	1,780,443	1,700,323
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 3/20/25	1,402,539	1,367,475
2018 Delayed Draw Term Loan 5.049% (1 Month LIBOR + 3.25%), due 3/20/25	40,613	39,598

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Truck Hero, Inc. 1st Lien Term Loan 5.549% (1 Month LIBOR + 3.75%), due 4/21/24	$1,727,529	$1,682,181
Wand NewCo 3, Inc. 2019 1st Lien Term Loan 5.299% (1 Month LIBOR + 3.50%), due 2/5/26	2,189,000	2,205,418

		17,769,351

Banking 2.2%
Apollo Commercial Real Estate Finance, Inc. Term Loan B 4.49% (1 Month LIBOR + 2.75%), due 5/15/26	1,492,500	1,496,231
Broadstreet Partners, Inc. 2018 Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 11/8/23	2,560,354	2,565,956
Brookfield Property REIT, Inc. 1st Lien Term Loan B 4.299% (1 Month LIBOR + 2.50%), due 8/27/25	4,443,750	4,406,253
Capital Automotive L.P. 2017 2nd Lien Term Loan 7.80% (1 Month LIBOR + 6.00%), due 3/24/25	2,173,370	2,177,445
Edelman Financial Center LLC 2018 1st Lien Term Loan 5.035% (1 Month LIBOR + 3.25%), due 7/21/25	1,683,000	1,690,153
Greenhill & Co., Inc. Term Loan B 4.99% (1 Month LIBOR + 3.25%), due 4/12/24	748,946	736,776
Jane Street Group LLC 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 8/25/22	1,870,941	1,863,145
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 6/1/23	972,292	971,563
Trans Union, LLC 2019 Term Loan B5 3.549% (1 Month LIBOR + 1.75%), due 11/16/26	1,546,563	1,552,121

		17,459,643

	Principal Amount	Value
Beverage, Food & Tobacco 2.2%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 5.486% (1 Month LIBOR + 3.75%), due 10/1/25	$1,584,000	$1,588,950
Advantage Sales & Marketing, Inc.
Term Loan B2 5.049% (1 Month LIBOR + 3.25%), due 7/25/21	975,000	938,438
2014 2nd Lien Term Loan 8.299% (1 Month LIBOR + 6.50%), due 7/25/22	625,000	551,339
Albertsons, LLC 2019 Term Loan B8 4.549% (1 Month LIBOR + 2.75%), due 8/17/26	3,135,404	3,161,757
American Seafoods Group LLC
2017 1st Lien Term Loan 4.45% (1 Month LIBOR + 2.75%), due 8/21/23	1,110,266	1,110,266
2017 1st Lien Term Loan 6.50% (PRIME + 1.75%), due 8/21/23	35,247	35,247
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.299% (1 Month LIBOR + 3.50%), due 3/20/24	941,684	908,725
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.799% (1 Month LIBOR + 4.00%), due 8/16/23	1,592,338	1,512,721
CHG PPC Parent LLC 2018 Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 3/31/25	1,723,750	1,725,905
Hearthside Food Solutions LLC 2018 Term Loan B 5.487% (1 Month LIBOR + 3.687%), due 5/23/25	1,279,266	1,264,340
U.S. Foods, Inc. 2019 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 9/13/26	1,995,000	2,001,801
United Natural Foods, Inc. Term Loan B 6.049% (1 Month LIBOR + 4.25%), due 10/22/25	2,977,500	2,542,785

		17,342,274

Broadcasting & Entertainment 2.8%
Charter Communications Operating, LLC 2019 Term Loan B1 3.55% (1 Month LIBOR + 1.75%), due 4/30/25	4,900,000	4,929,861

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Clear Channel Outdoor Holdings, Inc. Term Loan B 5.299% (1 Month LIBOR + 3.50%), due 8/21/26	$1,745,625	$1,753,808
Diamond Sports Group LLC Term Loan 5.03% (1 Month LIBOR + 3.25%), due 8/24/26	3,990,000	3,976,701
Entercom Media Corp. 2019 Term Loan 4.305% (1 Month LIBOR + 2.50%), due 11/18/24	906,653	913,453
Global Eagle Entertainment, Inc. 1st Lien Term Loan 9.709% (3 Month LIBOR + 7.50%), due 1/6/23	839,250	754,276
Gray Television, Inc. 2018 Term Loan C 4.197% (1 Month LIBOR + 2.50%), due 1/2/26	2,506,446	2,516,472
iHeartCommunications, Inc. Exit Term Loan 5.691% (1 Month LIBOR + 4.00%), due 5/1/26	297,097	299,591
Nielsen Finance LLC Term Loan B4 3.71% (1 Month LIBOR + 2.00%), due 10/4/23	1,211,046	1,214,411
Univision Communications, Inc. Term Loan C5 4.549% (1 Month LIBOR + 2.75%), due 3/15/24	4,119,592	4,059,269
WideOpenWest Finance LLC 2017 Term Loan B 5.03% (1 Month LIBOR + 3.25%), due 8/18/23	1,940,338	1,922,550

		22,340,392

Buildings & Real Estate 2.8%
American Bath Group LLC 2018 Term Loan B 6.049% (1 Month LIBOR + 4.25%), due 9/30/23 (f)	984,887	987,349
Core & Main L.P.
2017 Term Loan B 4.441% (1 Month LIBOR + 2.75%), due 8/1/24	1,568,481	1,563,906
2017 Term Loan B 4.664% (3 Month LIBOR + 2.75%), due 8/1/24	1,008,854	1,005,911

	Principal Amount	Value
Buildings & Real Estate (continued)
DTZ U.S. Borrower LLC 2018 Add On Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 8/21/25	$2,962,500	$2,970,831
Hamilton Holdco, LLC 2018 Term Loan B 3.95% (3 Month LIBOR + 2.00%), due 1/2/27	369,387	369,387
Jeld-Wen, Inc. 2017 1st Lien Term Loan 3.945% (3 Month LIBOR + 2.00%), due 12/14/24	765,625	767,061
NCI Building Systems, Inc. 2018 Term Loan 5.486% (1 Month LIBOR + 3.75%), due 4/12/25	2,562,481	2,550,737
Realogy Group LLC 2018 Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 2/8/25	2,841,902	2,789,801
SIWF Holdings, Inc.
1st Lien Term Loan 6.049% (1 Month LIBOR + 4.25%), due 6/15/25	1,275,385	1,270,603
2nd Lien Term Loan 10.299% (1 Month LIBOR + 8.50%), due 6/15/26 (f)	120,000	112,500
SMG Holdings, Inc. 2017 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 1/23/25	1,473,750	1,478,355
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 5/23/25	2,072,513	2,053,860
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 2/28/24	1,187,990	1,176,110
Wilsonart LLC 2017 Term Loan B 5.20% (3 Month LIBOR + 3.25%), due 12/19/23	2,477,992	2,482,123

		21,578,534

Chemicals, Plastics & Rubber 2.3%
Allnex USA, Inc. Term Loan B3 5.164% (3 Month LIBOR + 3.25%), due 9/13/23	947,852	939,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Cabot Microelectronics Corp. 2019 Term Loan B1 3.813% (1 Month LIBOR + 2.00%), due 11/14/25	$806,493	$808,509
Emerald Performance Materials LLC
New 1st Lien Term Loan 5.299% (1 Month LIBOR + 3.50%), due 8/1/21	1,652,674	1,637,524
New 2nd Lien Term Loan 9.549% (1 Month LIBOR + 7.75%), due 8/1/22	700,000	682,500
Encapsys LLC 1st Lien Term Loan 5.299% (1 Month LIBOR + 3.50%), due 11/7/24	1,461,735	1,470,870
Flex Acquisition Co., Inc.
1st Lien Term Loan 4.691% (1 Month LIBOR + 3.00%), due 12/29/23	15,732	15,578
1st Lien Term Loan 5.099% (3 Month LIBOR + 3.00%), due 12/29/23	859,003	850,628
Flint Group U.S. LLC 1st Lien Term Loan B2 4.936% (3 Month LIBOR + 3.00%), due 9/7/21	1,761,711	1,519,036
Ineos U.S. Finance LLC 2017 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 3/31/24	1,463,797	1,462,700
Minerals Technologies, Inc.
2017 Term Loan B 3.95% (1 Month LIBOR + 2.25%), due 2/14/24	25,778	25,832
2017 Term Loan B 3.99% (1 Month LIBOR + 2.25%), due 2/14/24	32,223	32,290
2017 Term Loan B 4.03% (1 Month LIBOR + 2.25%), due 2/14/24	16,111	16,145
2017 Term Loan B 4.05% (1 Month LIBOR + 2.25%), due 2/14/24	571,309	572,499
2017 Term Loan B 4.19% (3 Month LIBOR + 2.25%), due 2/14/24	96,668	96,869
PQ Corp. 2018 Term Loan B 4.427% (3 Month LIBOR + 2.50%), due 2/8/25	1,227,861	1,233,079

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
TricorBraun Holdings, Inc.
2016 1st Lien Term Loan 5.678% (3 Month LIBOR + 3.75%), due 11/30/23	$121,896	$120,525
2016 1st Lien Term Loan 5.695% (3 Month LIBOR + 3.75%), due 11/30/23	1,359,030	1,343,741
Tronox Finance LLC
Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 9/23/24	1,478,142	1,479,297
Term Loan B 4.695% (3 Month LIBOR + 2.75%), due 9/23/24	1,042,988	1,043,803
Univar, Inc. 2019 USD Term Loan B5 3.799% (1 Month LIBOR + 2.00%), due 7/1/26	600,000	601,500
Venator Materials Corp. Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 8/8/24	1,955,000	1,940,337
Zep, Inc. 2017 1st Lien Term Loan 5.945% (3 Month LIBOR + 4.00%), due 8/12/24 (e)	104,901	80,424

		17,973,640

Containers, Packaging & Glass 3.1%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 4.46% (1 Month LIBOR + 2.75%), due 12/7/23	2,023,794	1,422,980
2017 1st Lien Term Loan 4.695% (3 Month LIBOR + 2.75%), due 12/7/23	103,150	72,528
Berlin Packaging LLC
2018 1st Lien Term Loan 4.70% (1 Month LIBOR + 3.00%), due 11/7/25	614,852	609,362
2018 1st Lien Term Loan 4.81% (3 Month LIBOR + 3.00%), due 11/7/25	115,574	114,542
2018 1st Lien Term Loan 4.95% (3 Month LIBOR + 3.00%), due 11/7/25	11,812	11,706
Berry Global, Inc. Term Loan U 4.215% (3 Month LIBOR + 2.50%), due 7/1/26	3,228,763	3,236,386

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
BWAY Holding Co. 2017 Term Loan B 5.234% (3 Month LIBOR + 3.25%), due 4/3/24	$2,902,558	$2,888,950
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 5/16/24	930,115	925,852
Charter NEX US, Inc. Incremental Term Loan 5.299% (1 Month LIBOR + 3.50%), due 5/16/24	870,625	874,760
Clearwater Paper Corp. Term Loan B 5.00% (1 Month LIBOR + 3.25%), due 7/26/26 (f)	2,500,000	2,500,000
Consolidated Container Co. LLC
2017 1st Lien Term Loan 4.549% (1 Month LIBOR + 2.75%), due 5/22/24	1,955,100	1,958,766
2019 Incremental Term Loan 5.299% (1 Month LIBOR + 3.50%), due 6/14/26 (e)	995,000	998,731
Fort Dearborn Co.
2016 1st Lien Term Loan 5.697% (1 Month LIBOR + 4.00%), due 10/19/23	35,744	34,449
2016 1st Lien Term Loan 6.056% (3 Month LIBOR + 4.00%), due 10/19/23	1,391,827	1,341,374
2016 2nd Lien Term Loan 10.556% (3 Month LIBOR + 8.50%), due 10/21/24	1,000,000	903,333
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.177% (1 Month LIBOR + 4.25%), due 6/30/22	2,443,750	2,187,237
Reynolds Group Holdings, Inc. 2017 Term Loan 4.549% (1 Month LIBOR + 2.75%), due 2/5/23	2,195,441	2,200,930
Tank Holding Corp.
2019 Term Loan B 5.691% (3 Month LIBOR + 4.00%), due 3/26/26	232,724	233,597
2019 Term Loan B 5.745% (3 Month LIBOR + 4.00%), due 3/26/26	70,755	71,020
2019 Term Loan B 6.178% (3 Month LIBOR + 4.00%), due 3/26/26	235,849	236,733

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Tank Holding Corp. (continued)
2019 Term Loan B 6.787% (3 Month LIBOR + 4.00%), due 3/26/26	$707,547	$710,200
Trident TPI Holdings, Inc. 2017 Term Loan B1 4.799% (1 Month LIBOR + 3.00%), due 10/17/24	731,733	709,476

		24,242,912

Diversified/Conglomerate Manufacturing 2.7%
Allied Universal Holdco LLC
2019 Term Loan B 6.049% (1 Month LIBOR + 4.25%), due 7/10/26	2,274,775	2,286,717
2019 Delayed Draw Term Loan 6.055% (1 Month LIBOR + 4.25%), due 7/10/26 (e)	225,225	226,408
Filtration Group Corp. 2018 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 3/29/25	1,796,065	1,801,903
Gardner Denver, Inc. 2017 Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 7/30/24	1,386,817	1,394,617
GYP Holdings III Corp. 2018 Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 6/1/25	436,259	436,669
Hyster-Yale Group, Inc. Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 5/30/23	1,409,722	1,399,149
Iron Mountain, Inc. 2018 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 1/2/26	1,842,188	1,835,279
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 5.299% (1 Month LIBOR + 3.50%), due 9/6/25	1,584,962	1,420,522
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 5/1/25	2,983,610	2,985,475
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.549% (1 Month LIBOR + 2.75%), due 11/15/23	3,336,792	3,351,094
Red Ventures LLC 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 11/8/24	3,038,932	3,057,925

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
TRC Cos., Inc. Term Loan 5.299% (1 Month LIBOR + 3.50%), due 6/21/24	$879,750	$835,763

		21,031,521

Diversified/Conglomerate Service 5.0%
Applied Systems, Inc.
2017 1st Lien Term Loan 5.195% (3 Month LIBOR + 3.25%), due 9/19/24	1,935,594	1,941,643
2017 2nd Lien Term Loan 8.945% (3 Month LIBOR + 7.00%), due 9/19/25	460,000	469,775
BidFair MergerRight, Inc. Term Loan B 7.24% (1 Month LIBOR + 5.50%), due 1/15/27	2,333,922	2,304,748
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 6/15/25	985,000	984,693
BrightView Landscapes LLC
2018 1st Lien Term Loan B 4.25% (3 Month LIBOR + 2.50%), due 8/15/25	1,156,122	1,163,348
2018 1st Lien Term Loan B 4.313% (1 Month LIBOR + 2.50%), due 8/15/25	952,655	958,609
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.299% (1 Month LIBOR + 2.50%), due 3/1/24	1,614,811	1,619,184
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 4.55% (1 Month LIBOR + 2.75%), due 4/29/24	1,950,000	1,953,134
Element Materials Technology Group US Holdings, Inc. 2017 Term Loan B 5.445% (3 Month LIBOR + 3.50%), due 6/28/24	982,456	974,474
Greeneden U.S. Holdings II LLC 2018 Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 12/1/23	1,451,886	1,452,249
IRI Holdings, Inc.
2018 1st Lien Term Loan 6.299% (1 Month LIBOR + 4.50%), due 12/1/25	3,209,375	3,142,514

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
IRI Holdings, Inc. (continued)
2018 1st Lien Term Loan 6.447% (3 Month LIBOR + 4.50%), due 12/1/25	$8,125	$7,956
Kronos, Inc. 2017 Term Loan B 4.909% (3 Month LIBOR + 3.00%), due 11/1/23	3,036,995	3,050,282
Mitchell International, Inc. 2017 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 11/29/24	1,473,750	1,459,319
MKS Instruments, Inc. 2019 Term Loan B6 3.549% (1 Month LIBOR + 1.75%), due 2/2/26	745,955	747,819
Monitronics International, Inc. Takeback Term Loan 8.299% (3 Month LIBOR + 6.50%), due 3/29/24 (g)	960,949	787,978
MX Holdings U.S., Inc. 2018 Term Loan B1C 4.549% (1 Month LIBOR + 2.75%), due 7/31/25	2,217,792	2,224,445
Prime Security Services Borrower LLC 2019 Term Loan B1 4.944% (1 Month LIBOR + 3.25%), due 9/23/26	6,048,608	6,058,691
Sophia L.P. 2017 Term Loan B 5.195% (3 Month LIBOR + 3.25%), due 9/30/22	1,752,888	1,755,955
TruGreen, Ltd. Partnership 2019 Term Loan 5.549% (1 Month LIBOR + 3.75%), due 3/19/26	1,746,527	1,763,992
Verint Systems, Inc.
2018 Term Loan B 3.691% (1 Month LIBOR + 2.00%), due 6/28/24	1,261,029	1,266,546
2018 Term Loan B 3.909% (3 Month LIBOR + 2.0%), due 6/28/24	1,176,471	1,181,618
Verscend Holding Corp. 2018 Term Loan B 6.299% (1 Month LIBOR + 4.50%), due 8/27/25	987,500	992,437
WEX, Inc. Term Loan B3 4.049% (1 Month LIBOR + 2.25%), due 5/15/26	965,206	970,636

		39,232,045

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Ecological 0.5%
Advanced Disposal Services, Inc. Term Loan B3 3.853% (1 Week LIBOR + 2.25%), due 11/10/23	$3,562,299	$3,574,546

Electronics 13.1%
Almonde, Inc.
1st Lien Term Loan 5.696% (2 Month LIBOR + 3.50%), due 6/13/24	2,716,871	2,695,361
2nd Lien Term Loan 9.446% (6 Month LIBOR + 7.25%), due 6/13/25	1,400,000	1,365,000
ASG Technologies Group, Inc. 2018 Term Loan 5.299% (1 Month LIBOR + 3.50%), due 7/31/24	1,498,910	1,478,300
Banff Merger Sub Inc. 2018 Term Loan B 6.049% (1 Month LIBOR + 4.25%), due 10/2/25	2,425,870	2,394,409
Barracuda Networks, Inc. 1st Lien Term Loan 5.042% (3 Month LIBOR + 3.25%), due 2/12/25	1,973,722	1,982,767
Camelot U.S. Acquisition 1 Co. Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 10/31/26	842,105	846,316
Canyon Valor Co., Inc. 2017 Term Loan B1 4.549% (1 Month LIBOR + 2.75%), due 6/16/23	1,756,171	1,754,708
Cologix, Inc. 2017 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 3/20/24	1,935,177	1,914,213
Colorado Buyer, Inc.
Term Loan B 4.74% (1 Month LIBOR + 3.00%), due 5/1/24	977,500	859,386
2nd Lien Term Loan 8.99% (1 Month LIBOR + 7.25%), due 5/1/25	800,000	481,600
CommScope, Inc. 2019 Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 4/6/26	4,800,469	4,824,471

	Principal Amount	Value
Electronics (continued)
Compuware Corp. 2018 Term Loan B 5.799% (1 Month LIBOR + 4.00%), due 8/23/25	$695,486	$697,805
Cortes NP Acquisition Corp. 2017 Term Loan B 5.927% (3 Month LIBOR + 4.00%), due 11/30/23	1,079,783	1,076,184
DCert Buyer, Inc. 2019 Term Loan B 5.799% (1 Month LIBOR + 4.00%), due 10/16/26	2,000,000	2,002,500
Dell International LLC 2019 Term Loan B 3.80% (1 Month LIBOR + 2.00%), due 9/19/25	4,264,280	4,288,992
Diebold, Inc. 2017 Term Loan B 4.50% (1 Month LIBOR + 2.75%), due 11/6/23	1,186,818	1,146,763
Dynatrace LLC 2018 1st Lien Term Loan 4.549% (1 Month LIBOR + 2.75%), due 8/22/25	435,099	437,456
EIG Investors Corp.
2018 1st Lien Term Loan 5.669% (3 Month LIBOR + 3.75%), due 2/9/23	3,794,915	3,741,153
2018 1st Lien Term Loan 5.695% (3 Month LIBOR + 3.75%), due 2/9/23	748	738
Epicor Software Corp. 1st Lien Term Loan 5.05% (1 Month LIBOR + 3.25%), due 6/1/22	4,618,528	4,640,901
Exact Merger Sub LLC 1st Lien Term Loan 6.195% (3 Month LIBOR + 4.25%), due 9/27/24	2,208,655	2,206,999
Financial & Risk US Holdings, Inc. 2018 Term Loan 5.049% (1 Month LIBOR + 3.25%), due 10/1/25	4,457,481	4,492,771
Flexential Intermediate Corp. 2017 1st Lien Term Loan 5.445% (3 Month LIBOR + 3.50%), due 8/1/24	1,173,000	975,789
Flexera Software LLC 2018 1st Lien Term Loan 5.30% (1 Month LIBOR + 3.50%), due 2/26/25	1,429,512	1,432,013

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Go Daddy Operating Co. LLC 2017 Repriced Term Loan 3.549% (1 Month LIBOR + 1.75%), due 2/15/24	$3,731,363	$3,750,020
Hyland Software, Inc.
2018 Term Loan 3 5.299% (1 Month LIBOR + 3.50%), due 7/1/24	3,628,028	3,646,168
2017 2nd Lien Term Loan 8.799% (1 Month LIBOR + 7.00%), due 7/7/25	608,333	615,431
Infor (U.S.), Inc. Term Loan B6 4.695% (3 Month LIBOR + 2.75%), due 2/1/22	2,675,443	2,685,476
Informatica LLC 2018 Term Loan 5.049% (1 Month LIBOR + 3.25%), due 8/5/22	1,462,181	1,467,208
MA FinanceCo. LLC Term Loan B3 4.299% (1 Month LIBOR + 2.50%), due 6/21/24	352,345	352,675
McAfee LLC
2018 Term Loan B 5.555% (1 Month LIBOR + 3.75%), due 9/30/24	5,609,955	5,632,395
2017 2nd Lien Term Loan 10.305% (3 Month LIBOR + 8.50%), due 9/29/25	1,312,500	1,318,242
MH Sub I LLC 2017 1st Lien Term Loan 5.549% (1 Month LIBOR + 3.75%), due 9/13/24	4,074,142	4,080,689
Project Alpha Intermediate Holding, Inc.
2017 Term Loan B 5.49% (3 Month LIBOR + 3.50%), due 4/26/24	1,950,000	1,950,000
2019 Incremental Term Loan B 6.24% (3 Month LIBOR + 4.25%), due 4/26/24	597,000	601,104
Project Leopard Holdings, Inc.
2019 Term Loan 6.049% (1 Month LIBOR + 4.25%), due 7/7/23	993,741	994,673
2018 Term Loan 6.299% (1 Month LIBOR + 4.50%), due 7/7/23	1,100,175	1,098,341
Rocket Software, Inc. 2018 Term Loan 6.049% (1 Month LIBOR + 4.25%), due 11/28/25	893,250	866,080

	Principal Amount	Value
Electronics (continued)
RP Crown Parent LLC 2016 Term Loan B 4.555% (1 Month LIBOR + 2.75%), due 10/12/23	$2,328,000	$2,335,759
Seattle Spinco, Inc. Term Loan B3 4.299% (1 Month LIBOR + 2.50%), due 6/21/24	2,379,469	2,381,701
Solera LLC Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 3/3/23	2,671,774	2,674,636
SS&C Technologies, Inc.
2018 Term Loan B3 4.049% (1 Month LIBOR + 2.25%), due 4/16/25	2,598,366	2,614,200
2018 Term Loan B5 4.049% (1 Month LIBOR + 2.25%), due 4/16/25	1,974,727	1,987,069
Tempo Acquisition LLC Term Loan 4.549% (1 Month LIBOR + 2.75%), due 5/1/24	4,404,866	4,426,891
Ultimate Software Group, Inc. Term Loan B 5.549% (1 Month LIBOR + 3.75%), due 5/4/26	1,745,625	1,753,625
Veritas Bermuda, Ltd.
Repriced Term Loan B 6.299% (1 Month LIBOR + 4.50%), due 1/27/23	1,851,511	1,779,765
Repriced Term Loan B 6.445% (1 Month LIBOR + 4.50%), due 1/27/23	355,689	341,906
Vertafore, Inc. 2018 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 7/2/25	396,000	391,050
Web.com Group, Inc.
2018 Term Loan B 5.495% (3 Month LIBOR + 3.75%), due 10/10/25	1,453,881	1,448,429
2018 2nd Lien Term Loan 9.495% (3 Month LIBOR + 7.75%), due 10/11/26	969,724	930,127
Western Digital Corp. 2018 Term Loan B4 3.452% (3 Month LIBOR + 1.75%), due 4/29/23	1,590,144	1,595,776

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Xerox Business Services LLC Term Loan B 4.299% (1 Month LIBOR + 2.50%), due 12/7/23	$1,457,363	$1,449,468

		102,905,499

Finance 1.8%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 5/9/25	790,675	790,181
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan 6.184% (3 Month LIBOR + 4.25%), due 6/21/24	1,689,974	1,683,334
2017 Term Loan 6.293% (3 Month LIBOR + 4.25%), due 6/21/24	1,498,260	1,492,373
Deerfield Dakota Holding, LLC 2018 Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 2/13/25	3,889,063	3,866,378
iStar, Inc.
2016 Term Loan B 4.454% (1 Month LIBOR + 2.75%), due 6/28/23	406,235	408,266
2016 Term Loan B 4.514% (1 Month LIBOR + 2.75%), due 6/28/23	224,351	225,472
ON Semiconductor Corp. 2019 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 9/19/26	2,493,750	2,510,029
Transplace Holdings, Inc. 1st Lien Term Loan 5.549% (1 Month LIBOR + 3.75%), due 10/7/24	1,176,053	1,152,531
USS Ultimate Holdings, Inc.
1st Lien Term Loan 5.671% (6 Month LIBOR + 3.75%), due 8/25/24	2,056,183	2,059,395
1st Lien Term Loan 5.695% (3 Month LIBOR + 3.75%), due 8/25/24	5,272	5,281

		14,193,240

Healthcare, Education & Childcare 6.9%
Acadia Healthcare Co., Inc 2018 Term Loan B4 4.299% (1 Month LIBOR + 2.50%), due 2/16/23	725,342	726,702

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Agiliti Health, Inc. Term Loan 4.75% (1 Month LIBOR + 3.00%), due 1/4/26	$893,250	$897,716
AHP Health Partners, Inc. 2018 Term Loan 6.299% (1 Month LIBOR + 4.50%), due 6/30/25	1,313,333	1,321,952
Akorn, Inc. Term Loan B 5.875% (1 Month LIBOR + 0.75%), due 4/16/21	174,266	165,843
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.299% (1 Month LIBOR + 4.50%), due 10/24/23	855,000	775,913
Alvogen Pharma US, Inc. 2018 Term Loan B 6.55% (1 Month LIBOR + 4.75%), due 4/2/22	1,783,715	1,519,502
Amneal Pharmaceuticals LLC 2018 Term Loan B 5.313% (1 Month LIBOR + 3.50%), due 5/4/25	2,215,730	1,988,618
Athenahealth, Inc. 2019 Term Loan B 6.401% (3 Month LIBOR + 4.50%), due 2/11/26	743,753	746,542
Avantor, Inc. 2017 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 11/21/24	745,486	748,281
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 9/1/24	977,500	945,731
Carestream Health, Inc. (e)
1st Lien Term Loan 7.299% (1 Month LIBOR + 5.50%), due 2/28/21	1,980,557	1,951,675
2nd Lien Term Loan 11.299% (1 Month LIBOR + 9.50%), due 6/7/21 (f)	1,347,599	1,266,743
Compassus Intermediate, Inc. (f) Term Loan B TBD, due 11/4/26	1,562,500	1,542,969
Da Vinci Purchaser Corp. 2019 Term Loan TBD, due 12/3/26	1,916,667	1,916,667
DaVita, Inc. 2019 Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 8/12/26	2,743,125	2,760,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Emerald TopCo, Inc. Term Loan 5.299% (1 Month LIBOR + 3.50%), due 7/24/26	$2,493,750	$2,505,595
Envision Healthcare Corp. 2018 1st Lien Term Loan 5.549% (1 Month LIBOR + 3.75%), due 10/10/25	1,856,250	1,577,813
eResearchTechnology, Inc. 2019 Term Loan TBD, due 11/20/26	1,200,000	1,206,750
ExamWorks Group, Inc. 2017 Term Loan 5.049% (1 Month LIBOR + 3.25%), due 7/27/23	2,921,794	2,941,882
Explorer Holdings, Inc. 2016 Term Loan B 5.599% (3 Month LIBOR + 3.75%), due 5/2/23	1,265,163	1,265,163
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 5.563% (1 Month LIBOR + 3.75%), due 7/2/25	1,286,878	1,292,508
Grifols Worldwide Operations U.S.A., Inc. USD 2019 Term Loan B 3.74% (1 Month LIBOR + 2.00%), due 11/15/27	1,000,000	1,007,375
HCA, Inc. Term Loan B12 3.549% (1 Month LIBOR + 1.75%), due 3/13/25	2,481,155	2,492,675
Jaguar Holding Co. II 2018 Term Loan 4.299% (1 Month LIBOR + 2.50%), due 8/18/22	3,651,864	3,668,093
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.306% (3 Month LIBOR + 3.25%), due 6/30/25	1,927,544	1,901,040
RegionalCare Hospital Partners Holdings, Inc.
2018 Term Loan B 6.299% (1 Month LIBOR + 4.50%), due 11/17/25	2,146,241	2,161,442
2018 Term Loan B 8.25% (PRIME + 3.50%), due 11/17/25	5,420	5,458
RPI Finance Trust Term Loan B6 3.799% (1 Month LIBOR + 2.00%), due 3/27/23	3,803,803	3,831,802

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Select Medical Corp. 2017 Term Loan B 4.58% (3 Month LIBOR + 2.50%), due 3/6/25	$3,131,802	$3,135,716
Sound Inpatient Physicians 2018 1st Lien Term Loan 4.549% (1 Month LIBOR + 2.75%), due 6/27/25	492,500	493,731
Team Health Holdings, Inc. 1st Lien Term Loan 4.549% (1 Month LIBOR + 2.75%), due 2/6/24	2,887,766	2,323,621
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.799% (1 Month LIBOR + 3.00%), due 6/23/24	2,831,879	2,809,224

		53,895,297

Home and Office Furnishings, Housewares & Durable Consumer Products 0.4%
Comfort Holding LLC 1st Lien Term Loan 6.549% (1 Month LIBOR + 4.75%), due 2/5/24	1,167,000	1,156,789
Serta Simmons Bedding LLC
1st Lien Term Loan 5.24% (1 Month LIBOR + 3.50%), due 11/8/23	2,678,444	1,714,204
1st Lien Term Loan 5.285% (1 Month LIBOR + 3.50%), due 11/8/23	762,257	487,844

		3,358,837

Hotels, Motels, Inns & Gaming 5.9%
Affinity Gaming LLC Initial Term Loan 5.049% (1 Month LIBOR + 3.25%), due 7/1/23	2,476,391	2,356,439
Aimbridge Acquisition Co., Inc. 2019 Term Loan B 5.542% (1 Month LIBOR + 3.75%), due 2/2/26	2,244,375	2,261,208
AP Gaming I LLC 2018 Incremental Term Loan 5.299% (1 Month LIBOR + 3.50%), due 2/15/24	1,853,528	1,856,423
Caesars Entertainment Operating Co. Exit Term Loan 3.799% (1 Month LIBOR + 2.00%), due 10/7/24	1,355,556	1,363,181
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 12/23/24	3,920,000	3,921,635

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Churchill Downs, Inc. 2017 Term Loan B 3.80% (1 Month LIBOR + 2.00%), due 12/27/24	$1,967,406	$1,971,094
CityCenter Holdings LLC 2017 Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 4/18/24	2,827,500	2,837,074
Everi Payments, Inc. Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 5/9/24	3,009,354	3,021,361
Golden Entertainment, Inc. 2017 1st Lien Term Loan 4.80% (1 Month LIBOR + 3.00%), due 10/21/24	1,600,000	1,604,000
Hilton Worldwide Finance LLC 2019 Term Loan B2 3.542% (1 Month LIBOR + 1.75%), due 6/22/26	2,235,804	2,249,545
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 3/21/25	2,183,106	2,190,514
PCI Gaming Authority Term Loan 4.299% (1 Month LIBOR + 2.50%), due 5/29/26	678,894	683,137
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 10/15/25	330,000	331,124
Scientific Games International, Inc. 2018 Term Loan B5 4.585% (1 Month LIBOR + 2.75%), due 8/14/24	6,345,971	6,356,169
Station Casinos LLC 2016 Term Loan B 4.30% (1 Month LIBOR + 2.50%), due 6/8/23	3,126,506	3,136,808
UFC Holdings, LLC 2019 Term Loan 5.05% (1 Month LIBOR + 3.25%), due 4/29/26	5,554,031	5,585,967
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 4.049% (1 Month LIBOR + 2.25%), due 5/30/25	1,982,462	1,986,592

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc. Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 5/30/25	$2,476,212	$2,486,271

		46,198,542

Insurance 3.0%
Acrisure LLC 2017 Term Loan B 6.195% (3 Month LIBOR + 4.25%), due 11/22/23	992,386	991,145
AmWINS Group, Inc.
2017 Term Loan B 4.463% (1 Month LIBOR + 2.75%), due 1/25/24	564,612	568,282
2017 Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 1/25/24	2,357,798	2,373,123
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.299% (1 Month LIBOR + 3.50%), due 10/22/24	2,230,511	2,234,972
Asurion LLC
2017 Term Loan B4 4.799% (1 Month LIBOR + 3.00%), due 8/4/22	3,341,366	3,358,908
2018 Term Loan B6 4.799% (1 Month LIBOR + 3.00%), due 11/3/23	1,640,529	1,649,416
2018 Term Loan B7 4.799% (1 Month LIBOR + 3.00%), due 11/3/24	461,719	463,931
2017 2nd Lien Term Loan 8.299% (1 Month LIBOR + 6.50%), due 8/4/25	1,466,667	1,483,167
Hub International, Ltd. 2018 Term Loan B 4.69% (3 Month LIBOR + 2.75%), due 4/25/25	2,433,529	2,430,108
MPH Acquisition Holdings LLC 2016 Term Loan B 4.695% (3 Month LIBOR + 2.75%), due 6/7/23	842,940	829,944
NFP Corp. Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 1/8/24	1,459,874	1,452,575
Sedgwick Claims Management Services, Inc.
2018 Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 12/31/25	1,972,519	1,972,519

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc. (continued)
2019 Term Loan B 5.799% (1 Month LIBOR + 4.00%), due 9/3/26	$995,000	$1,001,965
USI, Inc. 2017 Repriced Term Loan 4.945% (3 Month LIBOR + 3.00%), due 5/16/24	2,932,500	2,928,835

		23,738,890

Leisure, Amusement, Motion Pictures & Entertainment 2.8%
Alterra Mountain Co. Term Loan B1 4.549% (1 Month LIBOR + 2.75%), due 7/31/24	3,459,660	3,474,796
Boyd Gaming Corp. Term Loan B3 3.853% (1 Week LIBOR + 2.25%), due 9/15/23	1,461,991	1,470,507
Creative Artists Agency LLC 2019 Term Loan B 5.549% (1 Month LIBOR + 3.75%), due 11/27/26	2,000,000	2,015,834
DHX Media, Ltd. Term Loan B 6.049% (1 Month LIBOR + 4.25%), due 12/29/23	698,207	697,770
Fitness International LLC
2018 Term Loan A 4.299% (1 Month LIBOR + 2.50%), due 4/18/23	1,258,000	1,251,710
2018 Term Loan B 5.049% (1 Month LIBOR + 3.25%), due 4/18/25	449,012	448,357
Life Time Fitness, Inc. 2017 Term Loan B 4.659% (3 Month LIBOR + 2.75%), due 6/10/22	2,784,714	2,789,587
Lions Gate Capital Holdings LLC 2018 Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 3/24/25	1,046,237	1,037,954
Marriott Ownership Resorts, Inc. 2019 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 8/29/25	1,496,231	1,503,712
NASCAR Holdings, Inc. Term Loan B 4.495% (3 Month LIBOR + 2.75%), due 10/19/26	1,182,181	1,193,818

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
TKC Holdings, Inc. 2017 1st Lien Term Loan 5.55% (1 Month LIBOR + 3.75%), due 2/1/23	$2,027,045	$1,875,017
Travel Leaders Group LLC 2018 Term Loan B 5.792% (1 Month LIBOR + 4.00%), due 1/25/24	1,674,500	1,679,733
William Morris Endeavor Entertainment LLC
2018 1st Lien Term Loan 4.55% (1 Month LIBOR + 2.75%), due 5/18/25	1,530,478	1,522,443
2018 1st Lien Term Loan 4.68% (3 Month LIBOR + 2.75%), due 5/18/25	1,144,095	1,138,089

		22,099,327

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.5%
Advanced Drainage Systems, Inc. Term Loan B 4.00% (3 Month LIBOR + 2.25%), due 7/31/26	696,429	701,652
Altra Industrial Motion Corp. 2018 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 10/1/25	2,184,416	2,188,966
Blount International, Inc. 2018 Term Loan B 5.946% (6 Month LIBOR + 3.75%), due 4/12/23	1,322,434	1,329,046
Columbus McKinnon Corp. 2018 Term Loan B 4.445% (3 Month LIBOR + 2.50%), due 1/31/24	894,880	895,998
CPM Holdings, Inc.
2018 1st Lien Term Loan 5.549% (1 Month LIBOR + 3.75%), due 11/17/25	1,485,000	1,468,913
2018 2nd Lien Term Loan 10.049% (1 Month LIBOR + 8.25%), due 11/15/26	1,000,000	970,583
Rexnord LLC 2019 Term Loan B 3.535% (1 Month LIBOR + 1.75%), due 8/21/24	1,027,720	1,031,831
Terex Corp. 2019 Term Loan B1 4.594% (2 Month LIBOR + 2.75%), due 1/31/24	744,375	747,399

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Welbilt, Inc. 2018 Term Loan B 4.299% (1 Month LIBOR + 2.50%), due 10/23/25	$2,284,178	$2,289,889

		11,624,277

Manufacturing 0.3%
EWT Holdings III Corp. 2017 Repriced Term Loan 4.799% (1 Month LIBOR + 3.00%), due 12/20/24	2,229,728	2,238,089

Media 0.1%
Terrier Media Buyer, Inc. Term Loan B TBD, due 12/17/26	833,333	840,973

Mining, Steel, Iron & Non-Precious Metals 1.4%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 5.549% (3 Month LIBOR + 3.75%), due 3/21/25	1,624,221	1,620,160
Covia Holdings Corp. Term Loan 6.043% (3 Month LIBOR + 4.00%), due 6/1/25	1,410,714	1,079,196
Gates Global LLC 2017 Repriced Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 4/1/24	2,406,668	2,407,044
GrafTech Finance, Inc. 2018 Term Loan B 5.299% (1 Month LIBOR + 3.50%), due 2/12/25	2,458,333	2,449,115
Keane Group Holdings LLC 2018 1st Lien Term Loan 5.563% (1 Month LIBOR + 3.75%), due 5/25/25	985,000	940,675
MRC Global (US) Inc. 2018 1st Lien Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 9/20/24	1,470,000	1,473,675
U.S. Silica Co. 2018 Term Loan B 5.813% (1 Month LIBOR + 4.00%), due 5/1/25	1,473,690	1,298,690

		11,268,555

	Principal Amount	Value
Oil & Gas 1.3%
Apergy Corp.
2018 1st Lien Term Loan 4.313% (1 Month LIBOR + 2.5%), due 5/9/25	$361,446	$361,747
2018 1st Lien Term Loan 6.25% (PRIME + 1.50%), due 5/9/25	21,687	21,705
Buckeye Partners, L.P. 2019 Term Loan B 4.441% (1 Month LIBOR + 2.75%), due 11/1/26	1,375,000	1,385,026
Fleet U.S. Bidco, Inc. Term Loan B 5.235% (6 Month LIBOR + 3.25%), due 10/7/26 (f)	1,246,875	1,253,109
GIP III Stetson I, L.P. 2018 Term Loan B 5.995% (1 Month LIBOR + 4.25%), due 7/18/25	1,621,300	1,507,809
Lucid Energy Group II LLC 2018 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 2/17/25	1,375,500	1,255,144
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.049% (1 Month LIBOR + 3.25%), due 10/30/24	588,000	582,120
PES Holdings LLC 2018 Term Loan C 6.62% (3 Month LIBOR + 0.05%), due 12/31/22 (e)(f)	1,084,793	401,373
Prairie ECI Acquiror L.P. Term Loan B 6.695% (3 Month LIBOR + 4.75%), due 3/11/26	1,218,750	1,206,563
Seadrill Partners Finco LLC Term Loan B 7.945% (3 Month LIBOR + 6.00%), due 2/21/21 (e)	875,371	434,038
Summit Midstream Partners Holdings LLC Term Loan B 7.799% (1 Month LIBOR + 6.00%), due 5/13/22	590,728	574,483
Traverse Midstream Partners LLC 2017 Term Loan 5.80% (1 Month LIBOR + 4.00%), due 9/27/24	1,316,667	1,181,708

		10,164,825

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) 1.2%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan 3.799% (1 Month LIBOR + 2.00%), due 1/15/27	$2,743,125	$2,749,983
Prestige Brands, Inc. Term Loan B4 3.799% (1 Month LIBOR + 2.00%), due 1/26/24	527,432	530,563
Revlon Consumer Products Corp. 2016 Term Loan B 5.409% (3 Month LIBOR + 3.50%), due 9/7/23	2,499,375	1,907,335
SRAM LLC
2018 Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 3/15/24	2,362,299	2,377,064
2018 Term Loan B 6.50% (PRIME + 1.75%), due 3/15/24	50,912	51,230
Varsity Brands, Inc. 2017 Term Loan B 5.299% (1 Month LIBOR + 3.50%), due 12/15/24	1,960,030	1,920,829

		9,537,004

Personal Transportation 0.3%
Genesee & Wyoming Inc. Term Loan TBD, due 12/30/26	1,500,000	1,513,125
Uber Technologies 2018 Incremental Term Loan 5.299% (1 Month LIBOR + 3.50%), due 7/13/23	584,385	582,559

		2,095,684

Personal, Food & Miscellaneous Services 2.0%
Aramark Services, Inc. 2018 Term Loan B3 3.549% (1 Month LIBOR + 1.75%), due 3/11/25	3,932,663	3,944,952
Golden Nugget, Inc.
2017 Incremental Term Loan 4.549% (1 Month LIBOR + 2.75%), due 10/4/23	60,415	60,573
2017 Incremental Term Loan 4.677% (3 Month LIBOR + 2.75%), due 10/4/23	1,503,126	1,507,055
2017 Incremental Term Loan 4.716% (3 Month LIBOR + 2.75%), due 10/4/23	1,327,744	1,331,215

	Principal Amount	Value
Personal, Food & Miscellaneous Services (continued)
IRB Holding Corp. 1st Lien Term Loan 5.216% (3 Month LIBOR + 3.25%), due 2/5/25	$3,463,636	$3,478,069
KFC Holding Co. 2018 Term Loan B 3.495% (3 Month LIBOR + 1.75%), due 4/3/25	2,903,435	2,908,426
Weight Watchers International, Inc. 2017 Term Loan B 6.72% (3 Month LIBOR + 4.75%), due 11/29/24	2,479,501	2,481,980

		15,712,270

Printing & Publishing 1.0%
Getty Images, Inc. 2019 1st Lien Term Loan 6.313% (1 Month LIBOR + 4.50%), due 2/19/26	3,012,513	3,016,278
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.799% (1 Month LIBOR + 4.00%), due 5/4/22	1,158,029	1,105,918
Prometric Holdings, Inc. 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 1/29/25	1,500,889	1,495,261
Severin Acquisition, LLC 2018 Term Loan B 4.894% (3 Month LIBOR + 3.00%), due 8/1/25	1,980,000	1,964,532

		7,581,989

Radio and TV Broadcasting 0.4%
Nexstar Broadcasting, Inc. 2019 Term Loan B4 4.452% (1 Month LIBOR + 2.75%), due 9/18/26	3,366,563	3,381,524

Retail Store 3.0%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.299% (1 Month LIBOR + 3.50%), due 9/26/24	2,052,750	1,970,640
Bass Pro Group LLC Term Loan B 6.799% (1 Month LIBOR + 5.00%), due 9/25/24	2,932,500	2,917,838
Belk, Inc. 2019 Term Loan B 8.803% (3 Month LIBOR + 6.75%), due 7/31/25	1,375,915	956,261

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 4.491% (1 Month LIBOR + 2.75%), due 2/3/24	$2,911,570	$2,928,553
CNT Holdings III Corp. 2017 Term Loan 4.80% (3 Month LIBOR + 3.00%), due 1/22/23	1,241,330	1,233,571
EG America LLC 2018 Term Loan 5.961% (3 Month LIBOR + 4.00%), due 2/7/25	1,473,761	1,464,550
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.299% (1 Month LIBOR + 2.50%), due 8/18/23	1,417,094	1,408,237
HD Supply, Inc. Term Loan B5 3.549% (1 Month LIBOR + 1.75%), due 10/17/23	1,989,924	2,001,715
Leslie’s Poolmart, Inc. 2016 Term Loan 5.344% (1 Month LIBOR + 3.50%), due 8/16/23	537,972	502,499
Michaels Stores, Inc. 2018 Term Loan B 4.301% (1 Month LIBOR + 2.50%), due 1/30/23	2,983,533	2,881,347
Party City Holdings, Inc. 2018 Term Loan B 4.30% (1 Month LIBOR + 2.50%), due 8/19/22	823,466	762,942
Petco Animal Supplies, Inc. 2017 Term Loan B 5.177% (3 Month LIBOR + 3.25%), due 1/26/23	2,208,730	1,864,305
PetSmart, Inc. Consenting Term Loan 5.74% (1 Month LIBOR + 4.00%), due 3/11/22	1,898,904	1,877,805
Sally Holdings LLC Term Loan B2 4.50% (3 Month LIBOR + 4.50%), due 7/5/24	1,166,667	1,150,625

		23,920,888

Telecommunications 3.2%
Avaya, Inc. 2018 Term Loan B 5.99% (1 Month LIBOR + 4.25%), due 12/15/24	1,345,545	1,317,793

	Principal Amount	Value
Telecommunications (continued)
CenturyLink, Inc. 2017 Term Loan B 4.549% (1 Month LIBOR + 2.75%), due 1/31/25	$2,952,405	$2,961,835
CSC Holdings, LLC 2019 Term Loan B5 4.24% (1 Month LIBOR + 2.50%), due 4/15/27	3,700,625	3,714,502
Frontier Communications Corp. 2017 Term Loan B1 5.55% (1 Month LIBOR + 3.75%), due 6/15/24	1,462,500	1,469,447
Level 3 Financing, Inc. 2019 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 3/1/27	1,500,000	1,506,251
Microchip Technology, Inc. 2018 Term Loan B 3.80% (1 Month LIBOR + 2.00%), due 5/29/25	1,149,783	1,158,407
Radiate Holdco LLC 1st Lien Term Loan 4.799% (1 Month LIBOR + 3.00%), due 2/1/24	3,594,281	3,604,388
SBA Senior Finance II LLC 2018 Term Loan B 3.55% (1 Month LIBOR + 1.75%), due 4/11/25	1,808,122	1,813,647
Sprint Communications, Inc.
1st Lien Term Loan B 4.313% (1 Month LIBOR + 2.50%), due 2/2/24	1,945,000	1,927,374
2018 Term Loan B 4.813% (1 Month LIBOR + 3.00%), due 2/2/24	3,960,000	3,945,150
Syniverse Holdings, Inc. 2018 1st Lien Term Loan 6.846% (2 Month LIBOR + 5.00%), due 3/9/23	310,746	286,145
West Corp. 2017 Term Loan 5.927% (3 Month LIBOR + 4.00%), due 10/10/24	1,728,492	1,458,415

		25,163,354

Utilities 4.5%
Astoria Energy LLC Term Loan B 5.80% (1 Month LIBOR + 4.00%), due 12/24/21	2,274,929	2,259,289

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Brookfield WEC Holdings, Inc. 2018 1st Lien Term Loan 5.299% (1 Month LIBOR + 3.50%), due 8/1/25	$2,972,487	$2,988,589
Calpine Corp.
Term Loan B5 4.20% (3 Month LIBOR + 2.25%), due 1/15/24	1,684,887	1,693,311
Term Loan B9 4.20% (3 Month LIBOR + 2.25%), due 4/5/26	3,134,250	3,149,921
Compass Power Generation LLC 2018 Term Loan B 5.299% (1 Month LIBOR + 3.50%), due 12/20/24	669,583	667,072
Edgewater Generation LLC Term Loan 5.549% (1 Month LIBOR + 3.75%), due 12/13/25	3,967,456	3,788,921
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.05% (1 Month LIBOR + 4.25%), due 5/3/25	1,200,296	1,207,297
ExGen Renewables IV LLC Term Loan B 4.91% (3 Month LIBOR + 3.00%), due 11/28/24	938,999	927,262
Granite Acquisition, Inc.
Term Loan B 5.445% (3 Month LIBOR + 3.50%), due 12/19/21	3,099,671	3,106,775
2nd Lien Term Loan B 9.195% (3 Month LIBOR + 7.25%), due 12/19/22	696,328	695,457
Granite Generation LLC
Term Loan B 5.549% (1 Month LIBOR + 3.75%), due 11/9/26	2,975,000	2,941,531
Term Loan B 5.695% (3 Month LIBOR + 3.75%), due 11/9/26	525,000	519,094
Helix Gen Funding LLC Term Loan B 5.549% (1 Month LIBOR + 3.75%), due 6/3/24	3,853,252	3,795,454
Oregon Clean Energy LLC Term Loan 5.549% (1 Month LIBOR + 3.75%), due 3/1/26	2,115,705	2,111,298

	Principal Amount	Value
Utilities (continued)
Pacific Gas & Electric Co. DIP Term Loan 3.97% (1 Month LIBOR + 2.25%), due 12/31/20 (f)	$2,062,500	$2,059,922
Southeast PowerGen LLC Term Loan B 5.30% (1 Month LIBOR + 3.50%), due 12/2/21	433,088	403,313
Vistra Operations Co. LLC
1st Lien Term Loan B3 3.487% (1 Month LIBOR + 1.75%), due 12/31/25	613,771	616,993
1st Lien Term Loan B3 3.549% (1 Month LIBOR + 1.75%), due 12/31/25	2,573,116	2,586,624

		35,518,123

Total Floating Rate Loans (Cost $643,012,677)		634,086,580

Foreign Floating Rate Loans 10.5% (d)
Aerospace & Defense 0.2%
1199169 B.C. Unlimited Liability Co. 2019 Term Loan B2 5.945% (3 Month LIBOR + 4.00%), due 4/4/26	310,023	312,127
Kestrel Bidco, Inc. Term Loan B 4.718% (1 Month LIBOR + 3.00%), due 12/11/26	1,250,000	1,259,151

		1,571,278

Auto Manufacturers 0.5%
Panther BF Aggregator 2 L.P. Term Loan B 5.305% (1 Month LIBOR + 3.50%), due 4/30/26	3,740,625	3,749,977

Beverage, Food & Tobacco 0.7%
JBS USA Lux S.A. 2019 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 5/1/26	3,635,528	3,657,599
Sunshine Investments B.V. USD Term Loan B3 5.16% (3 Month LIBOR + 3.25%), due 3/28/25	2,000,000	2,001,250

		5,658,849

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Broadcasting & Entertainment 0.4%
Altice France S.A. Term Loan B12 5.427% (1 Month LIBOR + 3.687%), due 1/31/26	$979,976	$979,976
Numericable Group S.A. Term Loan B11 4.549% (1 Month LIBOR + 2.75%), due 7/31/25	1,920,113	1,903,711

		2,883,687

Chemicals, Plastics & Rubber 1.2%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 5.164% (3 Month LIBOR + 3.25%), due 9/13/23	1,258,062	1,247,579
Alpha 3 B.V. 2017 Term Loan B1 4.945% (3 Month LIBOR + 3.00%), due 1/31/24	1,744,827	1,747,736
Diamond (BC) B.V. Term Loan 4.927% (3 Month LIBOR + 3.00%), due 9/6/24	1,633,333	1,598,625
Flint Group GmbH Term Loan C 4.936% (3 Month LIBOR + 3.00%), due 9/7/21	291,231	251,114
Oxea Holding Drei GmbH 2017 Term Loan B2 5.563% (3 Month LIBOR + 3.50%), due 10/14/24	2,275,000	2,282,110
Starfruit Finco B.V. 2018 Term Loan B 4.96% (1 Month LIBOR + 3.25%), due 10/1/25	2,176,097	2,176,097

		9,303,261

Diversified/Conglomerate Manufacturing 0.2%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 6.445% (3 Month LIBOR + 4.50%), due 7/9/25	807,517	805,498
Bright Bidco B.V.
2018 Term Loan B 5.299% (1 Month LIBOR + 3.50%), due 6/30/24	638,197	371,750
2018 Term Loan B 5.445% (3 Month LIBOR + 3.50%), due 6/30/24	1,311,850	764,152

		1,941,400

	Principal Amount	Value
Ecological 0.2%
GFL Environmental, Inc. 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 5/30/25	$1,576,436	$1,576,719

Electronics 1.0%
Avast Software B.V. 2018 Term Loan B 4.195% (3 Month LIBOR + 2.25%), due 9/29/23	559,081	562,837
ION Trading Technologies S.A R.L. Incremental Term Loan B 6.064% (3 Month LIBOR + 4.00%), due 11/21/24	1,969,849	1,868,073
Oberthur Technologies S.A. 2016 Term Loan B1 5.695% (3 Month LIBOR + 3.75%), due 1/10/24	1,095,238	1,081,548
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.049% (1 Month LIBOR + 2.25%), due 4/16/25	1,801,575	1,812,554
Trader Corp. 2017 Term Loan B 4.805% (1 Month LIBOR + 3.00%), due 9/28/23	2,283,127	2,288,834

		7,613,846

Healthcare, Education & Childcare 1.6%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 5.549% (1 Month LIBOR + 3.75%), due 2/27/26	1,674,845	1,681,824
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.063% (1 Month LIBOR + 4.25%), due 4/29/24	2,781,914	2,636,856
Mallinckrodt International Finance S.A. Term Loan B 4.695% (3 Month LIBOR + 2.75%), due 9/24/24	1,047,780	847,719
Sunshine Luxembourg VII S.A.R.L USD Term Loan B1 6.195% (3 Month LIBOR + 4.25%), due 10/1/26	1,600,000	1,613,429
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 4.74% (1 Month LIBOR + 3.00%), due 6/2/25	5,471,536	5,501,459

		12,281,287

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming 1.1%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.799% (1 Month LIBOR + 2.00%), due 11/30/23	$1,462,125	$1,471,467
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 4.945% (3 Month LIBOR + 3.00%), due 3/13/25	1,580,950	1,572,386
GVC Holdings PLC 2018 Term Loan 4.446% (6 Month LIBOR + 2.25%), due 3/29/24	1,478,687	1,484,849
Stars Group Holdings B.V. 2018 Incremental Term Loan 5.445% (3 Month LIBOR + 3.50%), due 7/10/25	3,909,023	3,938,926

		8,467,628

Leisure, Amusement, Motion Pictures & Entertainment 0.9%
Bombardier Recreational Products, Inc.
2016 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 5/23/25	1,686,405	1,690,319
2019 Incremental Term Loan B2 4.299% (1 Month LIBOR + 2.50%), due 5/23/25	1,662,500	1,666,310
Delta 2 (LUX) S.A.R.L. 2018 Term Loan 4.299% (1 Month LIBOR + 2.50%), due 2/1/24	3,568,089	3,580,356

		6,936,985

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.2%
Titan Acquisition, Ltd. 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 3/28/25	1,842,188	1,808,568

Oil & Gas 0.1%
NorthRiver Midstream Finance LP 2018 Term Loan B 5.349% (3 Month LIBOR + 3.25%), due 10/1/25	1,185,000	1,184,154

Personal & Nondurable Consumer Products (Manufacturing Only) 0.2%
Array Canada, Inc. Term Loan B 6.945% (3 Month LIBOR + 5.00%), due 2/10/23	365,675	286,445

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
KIK Custom Products, Inc. 2015 Term Loan B 5.792% (3 Month LIBOR + 4.00%), due 5/15/23	$1,003,846	$986,279

		1,272,724

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. Term Loan B4 3.549% (1 Month LIBOR + 1.75%), due 11/19/26	3,186,721	3,189,710
Jacobs Douwe Egberts International B.V. 2018 Term Loan B 3.75% (1 Month LIBOR + 2.00%), due 11/1/25	2,629,751	2,635,228

		5,824,938

Printing & Publishing 0.4%
Springer Nature Deutschland GmbH USD Term Loan B16 5.305% (1 Month LIBOR + 3.50%), due 8/14/24	2,882,685	2,892,596

Retail Store 0.1%
EG Group, Ltd. 2018 Term Loan B 5.961% (3 Month LIBOR + 4.00%), due 2/7/25	1,179,000	1,171,631

Telecommunications 0.8%
Altice France S.A. 2018 Term Loan B13 5.74% (1 Month LIBOR + 4.00%), due 8/14/26	1,237,500	1,241,367
Connect Finco S.A.R.L Term Loan B 6.29% (1 Month LIBOR + 4.50%), due 12/11/26	1,010,383	1,014,678
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 5.682% (6 Month LIBOR + 3.75%), due 11/27/23	2,639,180	2,639,840
Telesat Canada Term Loan B5 4.63% (3 Month LIBOR + 2.75%), due 12/7/26	1,500,000	1,506,250

		6,402,135

Total Foreign Floating Rate Loans (Cost $83,602,323)		82,541,663

Total Long-Term Bonds (Cost $751,727,027)		742,667,187

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Affiliated Investment Company 0.7%
Fixed Income Fund 0.7%
MainStay MacKay High Yield Corporate Bond Fund Class I	1,020,228	$5,794,897

Total Affiliated Investment Company (Cost $5,779,921)		5,794,897

Common Stocks 0.5%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(f)(h)(i)	94,456	0
Millennium Corporate Trust (e)(f)(h)(i)	1,243	0
Millennium Lender Trust (e)(f)(h)(i)	1,324	0

		0

Energy Equipment & Services 0.1%
Pacific Drilling S.A. (h)	49,911	203,637
Transocean, Ltd. (h)	52,291	359,762

		563,399

Hotels, Restaurants & Leisure 0.0%‡
Caesars Entertainment Corp. (h)	19,323	262,793

Media 0.1%
Clear Channel Outdoor Holdings, Inc. (h)	43,745	125,111
iHeartMedia, Inc., Class A (b)(h)	18,603	314,390

		439,501

Metals & Mining 0.3%
AFGlobal Corp. (e)(f)(h)(i)	45,694	2,635,630

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (e)(f)(h)(i)	36,393	0
Templar Energy LLC, Class A (e)(f)(h)(i)	36,029	0

		0

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)	122,031	218,131
Philadelphia Energy Solutions, Inc., Class A (e)(f)(h)(i)	52,608	0

		218,131

Total Common Stocks (Cost $5,042,472)		4,119,454

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (e)(f)(h)(i)(j)	54,340	0

Total Preferred Stocks (Cost $227,580)		0

	Number of Rights	Value
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. (f)(h)(i)	57,684	$59,991

Total Rights (Cost $47,301)		59,991

	Number of Warrants
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)
1st Lien Warrants Expires 3/30/23	11,684	876
2nd Lien Tranche A Expires 3/30/23	15,022	1,878
2nd Lien Tranche B Expires 3/30/23	31,000	930

Total Warrants (Cost $6,398)		3,684

	Principal Amount
Short-Term Investments 4.0%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.12%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $3,454,326 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 8/31/21, with a Principal Amount of $3,515,000 and a Market Value of $3,526,318)	$3,454,303	3,454,303

Total Repurchase Agreement (Cost $3,454,303)		3,454,303

U.S. Government & Federal Agencies 3.4% (k)
1.12%, due 1/2/20	23,485,000	23,484,279
1.529%, due 1/14/20	1,309,000	1,308,288
1.544%, due 1/14/20	1,921,000	1,919,945

Total U.S. Government & Federal Agencies (Cost $26,712,512)		26,712,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (l)(m)	567,085	$567,085

Total Unaffiliated Investment Company (Cost $567,085)		567,085

Total Short-Term Investments (Cost $30,733,900)		30,733,900

Total Investments (Cost $793,564,599)	99.8%	783,379,113
Other Assets, Less Liabilities	0.2	1,636,365
Net Assets	100.0%	$785,015,478

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $679,198; the total market value of collateral held by the Portfolio was $697,747. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $130,662 (See Note 2(J)).

(c)	Issue in default.

(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(e)

Illiquid security—As of December 31, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $8,399,487, which represented 1.1% of the Portfolio’s net assets. (Unaudited)

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Issue in non-accrual status.

(h)	Non-income producing security.

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, the total market value of fair valued securities was $2,917,436, which represented 0.4% of the Portfolio’s net assets.

(j)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(k)	Interest rate shown represents yield to maturity.

(l)	Represents a security purchased with cash collateral received for securities on loan.

(m)	Current yield as of December 31, 2019.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$26,038,944	$—	$26,038,944
Floating Rate Loans (b)	—	622,079,642	12,006,938	634,086,580
Foreign Floating Rate Loans	—	82,541,663	—	82,541,663

Total Long-Term Bonds	—	730,660,249	12,006,938	742,667,187

Affiliated Investment Company
Fixed Income Funds	5,794,897	—	—	5,794,897
Common Stocks (c)	1,265,693	—	2,853,761	4,119,454
Preferred Stocks (d)	—	—	0	0
Rights (e)	—	—	59,991	59,991
Warrants (f)	—	—	3,684	3,684
Short-Term Investments
Repurchase Agreement	—	3,454,303	—	3,454,303
U.S. Government & Federal Agencies	—	26,712,512	—	26,712,512
Unaffiliated Investment Company	567,085	—	—	567,085

Total Short-Term Investments	567,085	30,166,815	—	30,733,900

Total Investments in Securities	$7,627,675	$760,827,064	$14,924,374	$783,379,113

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $12,006,938 are held within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $0, $2,635,630, $0 and $218,131 are held in Communications Equipment, Metals & Mining, Oil & Gas and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $0 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $59,991 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $3,684 are held in Oil, Gas & Consumable Fuels, respectively within the Warrants section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2019 (b)
Long-Term Bonds
Floating Rate Loans	$48,225,782	$43,255	$(134,743)	$(610,367)	$9,897,429	$(19,887,464)	$2,185,082	$(27,712,036)	$12,006,938	$(1,089,607)
Foreign Floating Rate Loans	7,547,427	—	—	—	—	—	—	(7,547,427)	—	—
Common Stocks	3,235,335	—	(16,868)	(360,495)	—	(4,211)	—	—	2,853,761	(360,495)
Preferred Stocks	66,963	—	—	(66,963)	—	—	—	—	—	—
Rights	54,223	—	—	5,768	—	—	—	—	59,991	5,768
Warrants	101,766	—	(75,456)	(3,762)	—	(18,864)	—	—	3,684	(3,762)

Total	$59,231,496	$43,255	$(227,067)	$(1,035,819)	$9,897,429	$(19,910,539)	$2,185,082	$(35,259,463)	$14,924,374	$(1,448,096)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations

As of December 31, 2019, securities with a market value of $2,185,082 transferred from Level 2 to Level 3 as the fair value obtained from an independent pricing service, utilized significant unobservable inputs. As of December 31, 2018, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant other observable inputs.

As of December 31, 2019, securities with a market value of $35,259,463 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2018, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $787,784,678) including securities on loan of $679,198	$777,584,216
Investment in affiliated investment company, at value (identified cost $5,779,921)	5,794,897
Unrealized appreciation on unfunded commitments (See Note 5)	12,591
Receivables:
Investment securities sold	7,049,769
Interest	2,709,151
Portfolio shares sold	281,249
Securities lending	233

Total assets	793,432,106

Liabilities
Cash collateral received for securities on loan	567,085
Payables:
Investment securities purchased	6,946,345
Manager (See Note 3)	400,988
Portfolio shares redeemed	246,498
NYLIFE Distributors (See Note 3)	122,637
Professional fees	61,374
Shareholder communication	41,018
Custodian	22,421
Trustees	1,293
Accrued expenses	6,592
Dividend payable	377

Total liabilities	8,416,628

Net assets	$785,015,478

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$87,861
Additional paid-in capital	819,451,609

819,539,470
Total distributable earnings (loss)	(34,523,992)

Net assets	$785,015,478

Initial Class
Net assets applicable to outstanding shares	$205,596,175

Shares of beneficial interest outstanding	23,024,061

Net asset value per share outstanding	$8.93

Service Class
Net assets applicable to outstanding shares	$579,419,303

Shares of beneficial interest outstanding	64,836,442

Net asset value per share outstanding	$8.94

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$47,046,871
Dividends-affiliated	151,111
Securities lending	35,573
Dividends-unaffiliated	2,479

Total income	47,236,034

Expenses
Manager (See Note 3)	5,041,444
Distribution/Service—Service Class (See Note 3)	1,504,854
Professional fees	147,666
Shareholder communication	98,336
Custodian	54,714
Trustees	21,003
Miscellaneous	63,024

Total expenses	6,931,041

Net investment income (loss)	40,304,993

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on unaffiliated investments	(5,894,461)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	29,817,438
Affiliated investments	179,751
Unfunded commitments	19,270

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	30,016,459

Net realized and unrealized gain (loss) on investments and unfunded commitments	24,121,998

Net increase (decrease) in net assets resulting from operations	$64,426,991

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$40,304,993	$37,131,108
Net realized gain (loss) on investments	(5,894,461)	(2,392,134)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	30,016,459	(36,711,595)

Net increase (decrease) in net assets resulting from operations	64,426,991	(1,972,621)

Distributions to shareholders:
Initial Class	(11,829,497)	(10,493,538)
Service Class	(28,371,764)	(26,650,153)

Total distributions to shareholders	(40,201,261)	(37,143,691)

Capital share transactions:
Net proceeds from sale of shares	184,315,713	172,373,554
Net asset value of shares issued to shareholders in reinvestment of distributions	40,196,195	37,143,691
Cost of shares redeemed	(262,498,887)	(212,274,463)

Increase (decrease) in net assets derived from capital share transactions	(37,986,979)	(2,757,218)

Net increase (decrease) in net assets	(13,761,249)	(41,873,530)

Net Assets
Beginning of year	798,776,727	840,650,257

End of year	$785,015,478	$798,776,727

34	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018		2017	2016		2015

Net asset value at beginning of year	$8.66	$9.08		$9.11	$8.74		$9.05

Net investment income (loss) (a)	0.44	0.43		0.39	0.35		0.35

Net realized and unrealized gain (loss) on investments	0.27	(0.42)		(0.03)	0.37		(0.31)

Total from investment operations	0.71	0.01		0.36	0.72		0.04

Less distributions:

From net investment income	(0.44)	(0.43)		(0.39)	(0.35)		(0.35)

Net asset value at end of year	$8.93	$8.66		$9.08	$9.11		$8.74

Total investment return (b)	8.48%	(0.00	%)‡,(c)	3.98%	8.45%		0.39%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.98%	4.75%		4.21%	3.94	%(d)	3.88%

Net expenses (e)	0.65%	0.65%		0.64%	0.64	%(f)	0.64%

Portfolio turnover rate	35%	29%		52%	36%		35%

Net assets at end of year (in 000’s)	$205,596	$187,285		$259,054	$287,373		$226,083

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2019	2018		2017	2016		2015

Net asset value at beginning of year	$8.67	$9.09		$9.12	$8.75		$9.06

Net investment income (loss) (a)	0.42	0.41		0.36	0.33		0.33

Net realized and unrealized gain (loss) on investments	0.27	(0.42)		(0.03)	0.37		(0.31)

Total from investment operations	0.69	(0.01)		0.33	0.70		0.02

Less distributions:

From net investment income	(0.42)	(0.41)		(0.36)	(0.33)		(0.33)

Net asset value at end of year	$8.94	$8.67		$9.09	$9.12		$8.75

Total investment return (b)	8.19%	(0.25	%)(c)	3.71%	8.18%		0.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.73%	4.52%		3.96%	3.68	%(d)	3.63%

Net expenses (e)	0.90%	0.90%		0.89%	0.89	%(f)	0.89%

Portfolio turnover rate	35%	29%		52%	36%		35%

Net assets at end of year (in 000’s)	$579,419	$611,492		$581,596	$582,341		$565,278

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

36	MainStay VP Floating Rate Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

37

Notes to Financial Statements (continued)

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2019, and can change at any time.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

38	MainStay VP Floating Rate Portfolio

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2019, rights and warrants are shown in the Portfolio of Investments.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $679,198; the total market value of collateral held by the Portfolio was $697,747. The

39

Notes to Financial Statements (continued)

market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $130,662 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $567,085.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to

40	MainStay VP Floating Rate Portfolio

$3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2019, the effective management fee rate was 0.60%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $5,041,444 and paid the Subadvisor in the amount of $2,519,834.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay MacKay High Yield Corporate Bond Fund Class I	$2,628	$3,000	$—	$—	$167	$5,795	$151	$—	1,020

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$793,573,656	$5,417,084	$(15,611,627)	$(10,194,543)

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$926,323	$(25,206,001)	$(62,361)	$(10,181,953)	$(34,523,992)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and material debt modification. The other temporary differences are primarily due to defaulted bond income accruals.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $25,206,001, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$527	$24,679

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$40,201,261	$—	$37,143,691	$—

41

Notes to Financial Statements (continued)

Note 5–Commitments and Contingencies

As of December 31, 2019, the Portfolio held unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Connect Finco S.A.R.L Delayed Draw Term Loan 0.38%, due 10/1/26	$3,989,617	$16,955
Mavis Tire Express Services Corp. Delayed Draw Term Loan 3.00%, due 3/20/25	140,214	(3,505)
Pacific Gas & Electric Co. Delayed Draw Term Loan 2.25%, due 12/31/20	687,500	(859)
Total		$12,591

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $277,746 and $279,574, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	11,418,903	$101,545,387
Shares issued to shareholders in reinvestment of distributions	1,331,142	11,829,405
Shares redeemed	(11,353,655)	(100,606,569)

Net increase (decrease)	1,396,390	$12,768,223

Year ended December 31, 2018:
Shares sold	1,195,603	$10,838,825
Shares issued to shareholders in reinvestment of distributions	1,167,257	10,493,538
Shares redeemed	(9,251,777)	(83,588,619)

Net increase (decrease)	(6,888,917)	$(62,256,256)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	9,297,982	$82,770,326
Shares issued to shareholders in reinvestment of distributions	3,188,963	28,366,790
Shares redeemed	(18,208,049)	(161,892,318)

Net increase (decrease)	(5,721,104)	$(50,755,202)

Year ended December 31, 2018:
Shares sold	17,862,616	$161,534,729
Shares issued to shareholders in reinvestment of distributions	2,977,486	26,650,153
Shares redeemed	(14,253,759)	(128,685,844)

Net increase (decrease)	6,586,343	$59,499,038

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this

42	MainStay VP Floating Rate Portfolio

time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Floating Rate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

44	MainStay VP Floating Rate Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

46	MainStay VP Floating Rate Portfolio

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allo-

cate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

48	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay VP Floating Rate Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

51

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay VP Floating Rate Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803526	MSVPFR11-02/20 (NYLIAC) NI518

MainStay VP MacKay Government Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	5.42%	1.80%	2.62%	0.57%
Service Class Shares	6/4/2003	5.15	1.54	2.36	0.82

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Government Bond Index[3]	6.83%	2.36%	3.03%
Morningstar Intermediate Government Category Average[4]	5.88	1.94	2.69

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,014.10	$2.89	$1,022.33	$2.91	0.57%

Service Class Shares	$1,000.00	$1,012.90	$4.16	$1,021.07	$4.18	0.82%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 2.375%, due 4/30/20

2.	United States Treasury Notes, 2.25%, due 4/30/24

3.	United States Treasury Notes, 2.625%, due 7/31/20

4.	United States Treasury Notes, 3.00%, due 10/31/25

5.	United States Treasury Notes, 2.875%, due 10/31/20

6.	United States Treasury Notes, 2.75%, due 4/30/23

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 4/1/41

8.	United States Treasury Notes, 2.00%, due 8/31/21

9.	Tennessee Valley Authority, 4.65%, due 6/15/35

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 7/1/41

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, 1 Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Government Portfolio returned 5.42% for Initial Class shares and 5.15% for Service Class shares. Over the same period, both share classes underperformed the 6.83% return of the Bloomberg Barclays U.S. Government Bond Index, which is the Portfolio’s benchmark, and the 5.88% return of the Morningstar Intermediate Government Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

At the beginning of 2019, after a series of interest rate hikes during the prior year, the U.S. Federal Reserve (“Fed”) announced that the federal funds benchmark rate had risen to a level consistent with its policy objectives. Later in 2019, the Fed cut the rate three times by 25 basis points each time. (A basis point is one one-hundredth of a percentage point.) In an unusual set of circumstances, prices for both U.S. Treasury securities and stocks rallied on the Fed’s accommodative stance, reflecting investors’ cautious optimism regarding the durability of the current business cycle. As U.S. Treasury prices rose, yields fell and the U.S. Treasury yield curve3 steepened. Securities with shorter maturities were most responsive to the Federal Reserve’s dovish monetary policy. More modest declines in longer-maturity yields reflected restrained inflation and insufficient aggregate demand to pressure resource capacity.

During the reporting period, the Portfolio maintained a relatively short average duration4 compared to the Bloomberg Barclays U.S. Government Bond Index. As a result, the Portfolio proved less sensitive than the benchmark to changes in U.S. Treasury yields, a disadvantage for the majority of the reporting period and the main source of Portfolio underperformance. The steepening of the yield curve, which tended to favor assets at the short end of the curve, exacerbated the Portfolio’s relative underperformance.

Conversely, the Portfolio’s sector weighting and security selection positively affected relative returns. The Portfolio’s overweight exposure to agency mortgage passthroughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was reinforced by overweight exposure to agency mortgage-backed securities, which outperformed relative to comparable-duration U.S.

Treasury bonds. Regarding issue selection, the Portfolio’s distribution of agency mortgage passthroughs across the coupon stack (different coupons depending on when issued) favored higher coupons, which typically have durations equivalent to the shorter U.S. Treasury bonds associated with the sharpest yield declines for the reporting period. The Portfolio also emphasized seasoned loans (i.e., loans originated in prior years) and low-balance loans. Mortgage passthroughs backed by loans with these characteristics often have more stable cash-flow profiles. As lower mortgage rates prompted borrowers to refinance, the negative-return impact of prepayments was more extreme than in recent prior periods. This dynamic led the market to recalibrate the value of cash-flow stability, which boosted price performance for seasoning and loan balance. Similarly, the Portfolio benefited from the stability of its collateralized mortgage obligations, which are structured to dampen cash-flow variability.

What was the Portfolio’s duration strategy during the reporting period?

As U.S. Treasury yields and mortgage rates fell during the reporting period, the Portfolio’s duration contracted from 3.9 to 3.8 years while the duration of the Bloomberg Barclays U.S. Government Bond Index lengthened from 6.0 years to 6.4 years. Given the presence of mortgage-backed securities in the Portfolio, the Portfolio’s duration typically shortens as U.S. Treasury yields fall because mortgage rates move with U.S. Treasury rates. Lower mortgage rates incentivize borrowers to refinance. Lower yields have the opposite effect on the benchmark’s duration due to its positive convexity.5 The Portfolio declined to lengthen its duration because, with U.S. Treasury yields compressed in a narrow range between the 1.57% yield of the two-year maturity and the 2.39% yield of the 30-year maturity, we believed the trade-off to pick up additional yield by extending out the curve was not compelling. In our view, lengthening the curve would have presented the risk of negative price return should U.S. Treasury yields rise, which could readily erode yield advantage.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

As described earlier, the Portfolio’s significant holdings of agency mortgage pass-throughs contributed positively to performance, imparting a yield advantage over lower-yielding U.S.

1.	Effective January 1, 2020, Dan Roberts no longer serves as a portfolio manager to the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.
3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

8	MainStay VP MacKay Government Portfolio

Treasury securities and agency debentures. (Contributions take weightings and total returns into account.) This benefit was reinforced by the Portfolio’s exposure to mortgage-backed securities, which outperformed U.S. Treasury securities of comparable duration. Holdings of collateralized mortgage obligations, which are structured to dampen cash-flow variability, further bolstered returns. The Portfolio’s duration stance was the most significant detractor from performance.

What were some of the Portfolio’s largest purchases and sales during the reporting period?

The Portfolio exited its positions in pass-through mortgage-backed securities issued by Ginnie Mae (“GNMA”) during the reporting period on rich valuations, shifting those assets into collateralized mortgage obligations. The trade worked to the Portfolio’s advantage as GNMA passthroughs underperformed mortgage-backed passthroughs issued by Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”).

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s exposure to agency mortgage-backed securities was trimmed and the Portfolio’s exposure to U.S. Treasury securities slightly increased. This sector rotation improved the Portfolio’s convexity and expanded the distribution of the Portfolio’s assets across the breadth of the yield curve. We also increased the Portfolio’s commitment to government-related commercial mortgage-backed securities by 3%, funding the purchases with cash. This trade, likewise, improved the Portfolio’s convexity, and had a secondary benefit of enhancing the Portfolio’s yield.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, relative to the Bloomberg Barclays U.S. Government Bond Index the Portfolio held underweight exposure to U.S. Treasury securities, roughly equal weight exposure to agency debentures and overweight exposure to agency mortgage-backed securities, both residential and commercial. As of the same date, the Portfolio also held modestly overweight positions in asset-backed securities, non-agency mortgage-backed securities and corporate bonds, with non-government exposure totaling roughly 8% of Portfolio assets. The Portfolio ended the reporting period with approximately 2% of its assets in cash and/or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 97.7%† Asset-Backed Securities 4.0%
Other Asset-Backed Securities 3.8%
FirstEnergy Ohio PIRB Special Purpose Trust Series 2013-1, Class A3 3.45%, due 1/15/36	$560,000	$595,176
PSNH Funding LLC Series 2018-1, Class A1 3.094%, due 2/1/26	389,081	396,984
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	484,395	479,617
Series 2014-20H, Class 1 2.88%, due 8/1/34	556,130	566,942
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,460,943	1,491,505
Series 2014-20I, Class 1 2.92%, due 9/1/34	598,339	612,165
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,041,271	1,081,906
Series 2018-20B, Class 1 3.22%, due 2/1/38	1,962,161	2,046,971
Series 2018-20D, Class 1 3.31%, due 4/1/38	2,247,311	2,358,283

		9,629,549

Utilities 0.2%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	547,201	565,923

Total Asset-Backed Securities (Cost $10,116,255)		10,195,472

Corporate Bonds 4.4%
Agriculture 0.4%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,192,594

Electric 2.5%
Consolidated Edison Co. of New York, Inc. 2.347% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,550,000	1,554,187
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,905,810
Monongahela Power Co. 4.10%, due 4/15/24 (b)	2,000,000	2,142,814
PECO Energy Co. 1.70%, due 9/15/21 (c)	670,000	669,182

		6,271,993

	Principal Amount	Value
Pipelines 0.5%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	$1,200,000	$1,227,514

Real Estate Investment Trusts 1.0%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,458,741

Total Corporate Bonds (Cost $10,979,771)		11,150,842

Mortgage-Backed Securities 18.0%
Agency (Collateralized Mortgage Obligations) 12.5%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	565,657	567,845
REMIC, Series 4913. Class UA 3.00%, due 3/15/49	1,188,024	1,203,754
REMIC, Series 4900, Class BE 3.00%, due 3/25/49	658,824	674,633
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,400,000	2,456,376
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	1,785,000	1,816,163
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	1,270,000	1,302,993
REMIC Series 4818, Class BD 3.50%, due 3/15/45	604,151	624,465
REMIC Series 4884, Class BA 3.50%, due 6/15/48	504,692	520,134
REMIC Series 4888, Class BA 3.50%, due 9/15/48	428,427	445,634
REMIC Series 4877, Class AT 3.50%, due 11/15/48	553,986	583,775
REMIC Series 4877, Class BE 3.50%, due 11/15/48	805,509	837,067
REMIC, Series 4886, Class LA 4.00%, due 3/15/43	452,617	459,814
REMIC, Series 4837, Class BA 4.00%, due 6/15/43	2,832,961	2,892,704
Federal National Mortgage Association
REMIC, Series 2019-39, Class LA 3.00%, due 2/25/49	682,103	702,526
Series 2019-25, Class PA 3.00%, due 5/25/48	507,773	521,469
Series 2019-13, Class PE 3.00%, due 3/25/49	638,803	650,598
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	1,315,000	1,339,308
REMIC, Series 2018-76, Class BC 3.50%, due 11/25/42	2,119,815	2,141,454

10	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Federal National Mortgage Association (continued)
REMIC, Series 2019-6, Class KA 3.50%, due 3/25/46	$1,384,112	$1,420,337
REMIC, Series 2019-74, Class BA 3.50%, due 12/25/59	1,230,404	1,285,431
Government National Mortgage Association
Series 2014-91, Class MA 3.00%, due 1/16/40	558,262	570,722
Series 2018-127, Class PB 3.00%, due 9/20/47	1,332,310	1,358,778
REMIC, Series 2019-3, Class A 3.00%, due 4/20/48	1,875,313	1,908,228
Series 2019-29, Class CB 3.00%, due 10/20/48	482,393	489,616
Series 2019-52, Class JL 3.00%, due 11/20/48	516,837	525,814
Series 2019-59, Class KA 3.00%, due 12/20/48	898,955	924,775
Series 2019-43, Class PL 3.00%, due 4/20/49	489,618	502,173
Series 2019-74, Class AT 3.00%, due 6/20/49	676,991	688,891
Series 2013-149, Class BA 3.25%, due 8/16/41	1,660,064	1,721,146
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	457,437	475,078

		31,611,701

Agency Collateral PAC CMO 1.1%
Federal Home Loan Mortgage Corporation REMIC, Series 4935, Class JP 2.50%, due 7/25/49	862,022	867,030
Government National Mortgage Association REMIC, Series 2014-63, Class PG 2.50%, due 7/20/43	1,842,189	1,861,928

		2,728,958

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.4%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (b)	1,750,000	1,834,700
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	491,625	502,870
FREMF Mortgage Trust (b)(d)
Series 2013-K27, Class B 3.496%, due 1/25/46	1,000,000	1,030,609
Series 2014-K41, Class B 3.833%, due 11/25/47	2,700,000	2,850,369

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (b)	$1,725,000	$1,679,372
Wells Fargo Commercial Mortgage Trust Series 2018-1745, Class A 3.749%, due 6/15/36 (b)(d)	695,000	742,798

		8,640,718

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 4.441%, due 8/25/36 (d)	128,332	121,042

Whole Loan (Collateralized Mortgage Obligations) 0.9%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (b)(e)	440,432	443,077
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities) Series 2012-53, Class BK 1.75%, due 5/25/27	1,922,347	1,909,517

		2,352,594

Total Mortgage-Backed Securities (Cost $45,275,219)		45,455,013

U.S. Government & Federal Agencies 71.3%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡ (f)
Series 360, Class 2, IO 5.00%, due 8/25/35	83,650	13,936
Series 361, Class 2 6.00%, due 10/25/35	17,978	4,087

		18,023

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.5%
2.50%, due 9/1/34	962,283	971,100
2.50%, due 8/1/46	1,587,071	1,580,392
3.00%, due 2/1/46	3,115,759	3,193,294
3.00%, due 4/1/47	3,181,134	3,259,021
3.50%, due 8/1/38	754,402	785,162
3.50%, due 1/1/43	697,206	747,609
3.50%, due 1/1/44	397,013	418,662
3.50%, due 11/1/46	735,658	768,023
3.50%, due 2/1/48	844,313	877,277
4.00%, due 7/1/44	364,519	390,717
4.00%, due 3/1/45	339,250	363,526
4.00%, due 12/1/46	1,195,224	1,267,737
4.00%, due 2/1/48	705,789	742,549
4.00%, due 10/1/48	491,315	530,170
4.00%, due 3/1/49	1,211,979	1,261,028

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 3/1/41	$353,911	$383,484
4.50%, due 8/1/44	223,713	249,385
4.50%, due 12/1/44	994,715	1,081,646
4.50%, due 7/1/45	654,648	710,131
4.50%, due 4/1/46	103,787	112,649
4.50%, due 8/1/47	217,884	240,650
5.00%, due 11/1/41	1,242,153	1,370,089
6.50%, due 4/1/37	34,468	38,802

		21,343,103

Federal National Mortgage Association (Mortgage Pass-Through Securities) 20.5%
2.50%, due 12/1/37	1,762,678	1,772,698
2.50%, due 1/1/57	858,686	841,516
3.00%, due 10/1/32	673,778	694,199
3.00%, due 4/1/44	2,272,156	2,322,231
3.00%, due 9/1/46	2,162,883	2,176,347
3.00%, due 10/1/46	1,961,104	1,973,436
3.00%, due 10/1/48	46,096	46,836
3.00%, due 2/1/57	786,134	808,086
3.00%, due 6/1/57	880,336	904,882
3.50%, due 3/1/37	467,269	491,029
3.50%, due 2/1/43	1,699,323	1,821,110
3.50%, due 5/1/43	603,753	636,092
3.50%, due 7/1/43	571,651	609,456
3.50%, due 11/1/44	951,633	1,002,800
3.50%, due 3/1/45	1,049,685	1,110,594
3.50%, due 8/1/46	820,238	865,461
3.50%, due 10/1/47	797,148	827,807
3.50%, due 2/1/48	488,577	505,864
4.00%, due 8/1/38	3,281,722	3,502,168
4.00%, due 1/1/46	995,831	1,066,687
4.00%, due 9/1/47	703,156	738,795
4.00%, due 8/1/48	1,098,606	1,145,522
4.00%, due 9/1/48	226,653	236,249
4.00%, due 9/1/48	1,735,207	1,840,111
4.00%, due 4/1/49	568,230	591,174
4.50%, due 2/1/41	2,688,032	2,951,854
4.50%, due 4/1/41	6,550,377	7,265,107
4.50%, due 8/1/42	1,216,308	1,323,260
4.50%, due 12/1/43	318,860	345,541
4.50%, due 8/1/44	1,416,714	1,537,307
5.00%, due 9/1/41	2,270,054	2,502,441
5.00%, due 10/1/41	2,027,044	2,233,388
5.50%, due 7/1/41	3,592,332	4,041,781
6.00%, due 4/1/37	10,754	11,530
6.00%, due 7/1/39	821,924	942,393
6.50%, due 10/1/39	147,863	167,093
6.50%, due 8/1/47	14,775	15,830

		51,868,675

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
3.00%, due 5/20/43	$561,068	$573,654

Overseas Private Investment Corporation 0.5%
5.142%, due 12/15/23	1,095,118	1,171,032

Tennessee Valley Authority 2.2%
4.65%, due 6/15/35	4,395,000	5,489,097

United States Treasury Bonds 2.8%
3.00%, due 5/15/45	2,790,000	3,121,857
3.00%, due 2/15/48	2,000,000	2,254,063
4.375%, due 11/15/39	1,200,000	1,608,516

		6,984,436

United States Treasury Notes 36.6%
1.625%, due 8/15/22	2,170,000	2,172,034
1.625%, due 5/15/26	380,000	376,156
1.75%, due 9/30/22	3,070,000	3,082,352
1.75%, due 5/15/23	500,000	501,934
1.75%, due 11/15/29	2,640,000	2,602,256
2.00%, due 8/31/21	6,595,000	6,638,537
2.25%, due 4/30/24	16,190,000	16,579,572
2.375%, due 4/30/20	18,700,000	18,745,289
2.375%, due 8/15/24	1,695,000	1,746,909
2.625%, due 7/31/20	12,150,000	12,218,818
2.625%, due 1/31/26	1,700,000	1,783,207
2.75%, due 4/30/23	7,105,000	7,362,279
2.75%, due 7/31/23	845,000	877,480
2.75%, due 8/31/23	1,325,000	1,376,861
2.875%, due 10/31/20	8,030,000	8,109,986
3.00%, due 10/31/25	7,805,000	8,341,899

		92,515,569

Total U.S. Government & Federal Agencies (Cost $174,586,986)		179,963,589

Total Long-Term Bonds (Cost $240,958,231)		246,764,916

	Shares
Short-Term Investments 1.9%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 1.40% (g)	4,751,198	4,751,198

12	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (g)(h)	62,525	$62,525

Total Short-Term Investments (Cost $4,813,723)		4,813,723

Total Investments (Cost $245,771,954)	99.6%	251,578,639
Other Assets, Less Liabilities	0.4	988,578
Net Assets	100.0%	$252,567,217

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $61,226. The Portfolio received cash collateral with a value of $62,525 (See Note 2(J)).

(d)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2019.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(f)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Current yield as of December 31, 2019.

(h)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$10,195,472	$—	$10,195,472
Corporate Bonds	—	11,150,842	—	11,150,842
Mortgage-Backed Securities	—	45,455,013	—	45,455,013
U.S. Government & Federal Agencies	—	179,963,589	—	179,963,589

Total Long-Term Bonds	—	246,764,916	—	246,764,916

Short-Term Investments
Affiliated Investment Company	4,751,198	—	—	4,751,198
Unaffiliated Investment Company	62,525	—	—	62,525

Total Short-Term Investments	4,813,723	—	—	4,813,723

Total Investments in Securities	$4,813,723	$246,764,916	$—	$251,578,639

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$727,931	$429	$(60,825)	$27,389	$—	$(694,924)	$—	$—	$—	$—

(a)	Sales include principal reductions.

14	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $241,020,756) including securities on loan of $61,226	$246,827,441
Investment in affiliated investment company, at value (identified cost $4,751,198)	4,751,198
Receivables:
Dividends and interest	1,132,258
Portfolio shares sold	210,788
Securities lending	874

Total assets	252,922,559

Liabilities
Cash collateral received for securities on loan	62,525
Payables:
Manager (See Note 3)	106,424
Portfolio shares redeemed	80,349
NYLIFE Distributors (See Note 3)	42,238
Professional fees	37,224
Shareholder communication	16,491
Custodian	9,379
Trustees	384
Accrued expenses	328

Total liabilities	355,342

Net assets	$252,567,217

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,467
Additional paid-in capital	246,971,945

246,995,412
Total distributable earnings (loss)	5,571,805

Net assets	$252,567,217

Initial Class
Net assets applicable to outstanding shares	$51,698,440

Shares of beneficial interest outstanding	4,770,282

Net asset value per share outstanding	$10.84

Service Class
Net assets applicable to outstanding shares	$200,868,777

Shares of beneficial interest outstanding	18,696,473

Net asset value per share outstanding	$10.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$6,585,115
Dividends-affiliated	87,981
Securities lending	6,980

Total income	6,680,076

Expenses
Manager (See Note 3)	1,148,550
Distribution/Service—Service Class (See Note 3)	443,952
Professional fees	72,176
Shareholder communication	39,132
Custodian	32,617
Trustees	5,552
Miscellaneous	10,294

Total expenses	1,752,273

Net investment income (loss)	4,927,803

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	1,165,496
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,203,640

Net realized and unrealized gain (loss) on investments	6,369,136

Net increase (decrease) in net assets resulting from operations	$11,296,939

16	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,927,803	$4,516,993
Net realized gain (loss) on investments and futures transactions	1,165,496	(3,282,025)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,203,640	(1,778,737)

Net increase (decrease) in net assets resulting from operations	11,296,939	(543,769)

Distributions to shareholders:
Initial Class	(1,045,109)	(1,328,914)
Service Class	(3,495,346)	(3,504,349)

Total distributions to shareholders	(4,540,455)	(4,833,263)

Capital share transactions:
Net proceeds from sale of shares	77,824,673	51,139,306
Net asset value of shares issued to shareholders in reinvestment of distributions	4,540,455	4,833,263
Cost of shares redeemed	(48,682,350)	(50,505,924)

Increase (decrease) in net assets derived from capital share transactions	33,682,778	5,466,645

Net increase (decrease) in net assets	40,439,262	89,613

Net Assets
Beginning of year	212,127,955	212,038,342

End of year	$252,567,217	$212,127,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$10.49	$10.78	$10.85	$10.99		$11.25

Net investment income (loss) (a)	0.25	0.26	0.25	0.24		0.29

Net realized and unrealized gain (loss) on investments	0.32	(0.27)	(0.02)	(0.11)		(0.23)

Total from investment operations	0.57	(0.01)	0.23	0.13		0.06

Less distributions:

From net investment income	(0.22)	(0.28)	(0.30)	(0.27)		(0.32)

Net asset value at end of year	$10.84	$10.49	$10.78	$10.85		$10.99

Total investment return (b)	5.42%	(0.06%)	2.11%	1.07%		0.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.35%	2.44%	2.29%	2.14	%(c)	2.54%

Net expenses (d)	0.57%	0.57%	0.56%	0.55	%(e)	0.55%

Expenses (before waiver/reimbursement) (d)	0.57%	0.57%	0.56%	0.56%		0.55%

Portfolio turnover rate (f)	30%	92%	17%	64%		12%

Net assets at end of year (in 000’s)	$51,698	$52,552	$56,561	$64,930		$72,924

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

	Year ended December 31,

Service Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$10.41	$10.69	$10.76	$10.90		$11.16

Net investment income (loss) (a)	0.22	0.23	0.22	0.21		0.26

Net realized and unrealized gain (loss) on investments	0.31	(0.26)	(0.03)	(0.11)		(0.23)

Total from investment operations	0.53	(0.03)	0.19	0.10		0.03

Less distributions:

From net investment income	(0.20)	(0.25)	(0.26)	(0.24)		(0.29)

Net asset value at end of year	$10.74	$10.41	$10.69	$10.76		$10.90

Total investment return (b)	5.15%	(0.31%)	1.86%	0.82%		0.28%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.09%	2.19%	2.04%	1.89	%(c)	2.29%

Net expenses (d)	0.82%	0.82%	0.81%	0.80	%(e)	0.80%

Expenses (before waiver/reimbursement) (d)	0.82%	0.82%	0.81%	0.81%		0.80%

Portfolio turnover rate (f)	30%	92%	17%	64%		12%

Net assets at end of year (in 000’s)	$200,869	$159,575	$155,477	$186,207		$178,259

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

18	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The

20	MainStay VP MacKay Government Portfolio

methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures

21

Notes to Financial Statements (continued)

contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any futures contracts.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract.

The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). During the year ended December 31, 2019, the Portfolio did not enter into dollar roll transactions.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $61,226 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $62,525.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt securities may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose

22	MainStay VP MacKay Government Portfolio

principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.50%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,148,550 and paid the Subadvisor in the amount of $574,275.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

23

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$5,194	$129,842	$(130,285)	$—	$—	$4,751	$88	$—	4,751

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$245,783,416	$6,409,054	$(613,831)	$5,795,223

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,927,853	$(5,151,239)	$—	$5,795,191	$5,571,805

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $5,151,239 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$589	$4,562

The Portfolio utilized $1,165,469 of capital loss carryforwards during the year ended December 31, 2019.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,540,455	$—	$4,833,263	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending

24	MainStay VP MacKay Government Portfolio

program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $97,969 and $60,893, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $10,195 and $4,529, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	333,172	$3,602,034
Shares issued to shareholders in reinvestment of distributions	95,996	1,045,109
Shares redeemed	(669,585)	(7,205,847)

Net increase (decrease)	(240,417)	$(2,558,704)

Year ended December 31, 2018:
Shares sold	489,359	$5,134,054
Shares issued to shareholders in reinvestment of distributions	129,327	1,328,914
Shares redeemed	(855,191)	(9,044,015)

Net increase (decrease)	(236,505)	$(2,581,047)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	6,932,390	$74,222,639
Shares issued to shareholders in reinvestment of distributions	323,666	3,495,346
Shares redeemed	(3,895,948)	(41,476,503)

Net increase (decrease)	3,360,108	$36,241,482

Year ended December 31, 2018:
Shares sold	4,424,274	$46,005,252
Shares issued to shareholders in reinvestment of distributions	343,551	3,504,349
Shares redeemed	(3,972,245)	(41,461,909)

Net increase (decrease)	795,580	$8,047,692

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Government Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP MacKay Government Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the

28	MainStay VP MacKay Government Portfolio

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, five- and ten-year periods ended July 31, 2019, and performed in line with its peer funds for the three-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP MacKay Government Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Government Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801642	MSVPG11-02/20 (NYLIAC) NI519

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	13.22%	6.40%	7.23%	0.58%
Service Class Shares	6/4/2003	12.94	6.14	6.96	0.83

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofAML U.S. High Yield Constrained Index[3]	14.41%	6.14%	7.48%
Morningstar High Yield Bond Category Average[4]	12.62	4.87	6.42

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The ICE BofAML U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,040.50	$3.03	$1,022.23	$3.01	0.59%

Service Class Shares	$1,000.00	$1,039.20	$4.32	$1,020.97	$4.28	0.84%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2019 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.50%–6.50%, due 1/15/24–2/1/28

2.	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%–5.875%, due 2/15/23–3/1/30

3.	HCA, Inc., 5.00%–8.36%, due 2/15/22–11/6/33

4.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–6/15/30

5.	MSCI, Inc., 4.00%–5.75%, due 11/15/24–11/15/29
6.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

7.	Exide Technologies

8.	Equinix, Inc., 5.375%–5.875%, due 1/15/26–5/15/27

9.	Sprint Capital Corp., 6.875%, due 11/15/28

10.	Novelis Corp., 5.875%–6.25%, due 8/15/24–9/30/26

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 13.22% for Initial Class shares and 12.94% for Service Class shares. Over the same period, both share classes underperformed the 14.41% return of the ICE BofAML U.S. High Yield Constrained Index, which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2019, both share classes outperformed the 12.62% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio underperformed the ICE BofAML U.S. High Yield Constrained Index largely due to the Portfolio’s relatively short duration2 profile at a time when long duration securities rallied. The Portfolio’s holdings in the capital goods sector further detracted from relative returns, while security selection in the energy sector enhanced relative performance.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the Portfolio’s duration positioning is the result of our bottom-up investment process. As of December 31, 2019, the duration of the Portfolio was 2.5 years, compared to a duration of 3.0 years for the ICE BofAML U.S. High Yield Constrained Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Several factors affected high-yield corporate bonds during the reporting period, including tighter spreads,3 a rally in longer duration bonds and volatility within the energy sector. We did not make any significant changes to the Portfolio as we believed we were positioned properly to take advantage of prevailing market conditions.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the energy sector generated the Portfolio’s strongest absolute performance, led by positive security selection in the oil & gas exploration & production industry coupled with an underweight allocation to the oil field services industry. Other market segments making notably strong contributions to the Portfolio’s absolute performance included utilities, where electric utility GenOn Energy performed particularly well, and metal/mining. (Contributions take weightings and total returns into account.) The most significant detractor from the Portfolio’s absolute performance was the capital goods sector, where holdings in automotive and industrial battery maker Exide Technologies contributed negatively to absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio bought a new issue from aerospace contractor TransDigm, which we found attractive in light of the financial flexibility afforded by the company’s $23 billion equity market capitalization and its diverse aerospace assets. The Portfolio also purchased notes issued by Mattel, one of the largest toy manufacturers in the world with brands such as Barbie, Hot Wheels and Fisher Price that we believe provide sufficient asset coverage. During the same period, the Portfolio sold bonds from Tenet Healthcare and Avis Budget Group as the price of the securities rose in response to the credit rally and positive fourth quarter financial results from both underlying companies.

How did the Portfolio’s sector/industry weightings change during the reporting period?

There were no material changes to the Portfolio’s sector/industry weightings during the reporting period. The Portfolio’s positions in leisure, technology and telecommunications sectors saw moderate increases, while positions in health care and financial services sectors were trimmed.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay High Yield Corporate Bond Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held underweight exposure to issuers rated CCC4 and below. In terms of sector/industry weightings, as of the same date, the Portfolio held overweight exposure to basic industry and automotive, and underweight exposure to health care, banking and technology.

4.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 93.3%† Convertible Bond 0.3%
Real Estate Investment Trust 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	$10,135,000	$10,279,724

Total Convertible Bond (Cost $10,161,806)		10,279,724

Corporate Bonds 91.5%
Advertising 1.3%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,555,939
5.75%, due 2/1/26	8,465,000	8,972,054
National CineMedia LLC 5.875%, due 4/15/28 (a)	2,000,000	2,125,000
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, due 3/15/30 (a)	1,500,000	1,526,250
5.00%, due 8/15/27 (a)	8,000,000	8,380,000
5.625%, due 2/15/24	12,030,000	12,330,750

		38,889,993

Aerospace & Defense 1.4%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (a)	5,287,000	5,577,785
TransDigm UK Holdings PLC 6.875%, due 5/15/26	7,637,000	8,133,405
TransDigm, Inc.
6.25%, due 3/15/26 (a)	19,950,000	21,598,069
6.50%, due 7/15/24	3,050,000	3,145,617
Triumph Group, Inc. 7.75%, due 8/15/25	2,975,000	3,102,033

		41,556,909

Auto Manufacturers 1.5%
Amsted Industries, Inc. 4.625%, due 5/15/30 (a)	2,615,000	2,633,906
BCD Acquisition, Inc. 9.625%, due 9/15/23 (a)	6,410,000	6,602,300
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	8,831,280
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (a)	8,055,000	8,498,025
McLaren Finance PLC 5.75%, due 8/1/22 (a)	8,170,000	8,009,541
Navistar International Corp. 6.625%, due 11/1/25 (a)	2,881,000	2,935,019
Wabash National Corp. 5.50%, due 10/1/25 (a)	6,967,000	6,967,000

		44,477,071

	Principal Amount	Value
Auto Parts & Equipment 3.3%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (a)	$6,600,000	$5,890,500
Adient U.S. LLC 7.00%, due 5/15/26 (a)	4,000,000	4,360,000
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	4,000,000	4,165,000
6.50%, due 4/1/27	1,415,000	1,468,063
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (a)	1,000,000	1,045,000
Exide International Holdings, L.P. 10.75%, due 10/31/21 (a)(b)(c)(d)	9,640,347	9,486,101
Exide Technologies (a)(b)(c)(d)(e)
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	24,651,983	21,422,573
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	10,241,653	8,008,973
IHO Verwaltungs GmbH (a)(e)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,143,000	7,285,860
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	9,191,000	9,742,460
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	10,105,000	10,862,875
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	2,049,400
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (a)	6,640,000	6,754,375
Tenneco, Inc. 5.00%, due 7/15/26	6,982,000	6,423,440

		98,964,620

Building Materials 1.3%
BMC East LLC 5.50%, due 10/1/24 (a)	1,000,000	1,040,000
James Hardie International Finance DAC (a)
4.75%, due 1/15/25	3,300,000	3,423,750
5.00%, due 1/15/28	7,041,000	7,393,050
Patrick Industries, Inc. 7.50%, due 10/15/27 (a)	5,730,000	6,102,450
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (a)	3,270,000	3,359,925
6.125%, due 7/15/23	12,080,000	12,276,300
6.50%, due 3/15/27 (a)	5,135,000	5,520,125

		39,115,600

Chemicals 2.4%
Blue Cube Spinco LLC
9.75%, due 10/15/23	9,120,000	9,806,918
10.00%, due 10/15/25	7,000,000	7,740,390

10	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (a)	$6,635,000	$6,941,869
Neon Holdings, Inc. 10.125%, due 4/1/26 (a)	5,400,000	5,373,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (a)	2,635,000	2,720,638
Olin Corp.
5.50%, due 8/15/22	3,261,000	3,489,270
5.625%, due 8/1/29	8,120,000	8,576,344
PolyOne Corp. 5.25%, due 3/15/23	8,976,000	9,672,627
TPC Group, Inc. 10.50%, due 8/1/24 (a)	15,103,000	15,216,273
Univar Solutions U.S.A., Inc. 5.125%, due 12/1/27 (a)	2,000,000	2,087,560

		71,624,889

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (a)	3,465,000	3,101,175

Commercial Services 4.7%
Ashtead Capital, Inc. (a)
4.00%, due 5/1/28	1,000,000	1,010,000
4.25%, due 11/1/29	3,000,000	3,063,750
4.375%, due 8/15/27	1,500,000	1,554,375
5.25%, due 8/1/26	1,500,000	1,605,000
Cimpress PLC 7.00%, due 6/15/26 (a)	6,692,000	7,177,170
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (a)	8,085,000	7,660,537
Gartner, Inc. 5.125%, due 4/1/25 (a)	14,007,000	14,584,789
Graham Holdings Co. 5.75%, due 6/1/26 (a)	10,288,000	10,982,440
Harsco Corp. 5.75%, due 7/31/27 (a)	4,970,000	5,299,362
IHS Markit, Ltd. (a)
4.75%, due 2/15/25	4,580,000	5,003,284
5.00%, due 11/1/22	20,705,000	22,070,739
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (a)	4,615,000	4,763,545
Korn Ferry 4.625%, due 12/15/27 (a)	4,375,000	4,396,875
Matthews International Corp. 5.25%, due 12/1/25 (a)	3,716,000	3,716,000

	Principal Amount	Value
Commercial Services (continued)
Nielsen Co. Luxembourg S.A.R.L. (a)
5.00%, due 2/1/25	$5,835,000	$6,010,050
5.50%, due 10/1/21	1,340,000	1,345,025
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	2,000,000	2,002,500
5.00%, due 4/15/22 (a)	18,569,000	18,638,634
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (a)	2,800,000	2,919,000
Service Corp. International 5.125%, due 6/1/29	701,000	744,812
United Rentals North America, Inc.
3.875%, due 11/15/27	4,495,000	4,589,170
4.875%, due 1/15/28	3,450,000	3,592,243
5.25%, due 1/15/30	3,834,000	4,126,534
5.50%, due 5/15/27	2,239,000	2,398,574
6.50%, due 12/15/26	3,420,000	3,758,794

		143,013,202

Computers 0.2%
NCR Corp. 6.375%, due 12/15/23	5,820,000	5,965,500

Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co.
4.70%, due 5/19/21	5,135,000	5,250,538
4.70%, due 5/24/22	7,320,000	7,594,500

		12,845,038

Distribution & Wholesale 0.2%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	4,610,000	4,926,938

Diversified Financial Services 2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	1,740,000	1,774,810
5.00%, due 10/1/21	3,415,000	3,580,830
Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.75%, due 7/15/27 (a)	5,710,000	6,099,822
Credit Acceptance Corp.
5.125%, due 12/31/24 (a)	2,175,000	2,258,651
6.125%, due 2/15/21	3,700,000	3,703,700
6.625%, due 3/15/26 (a)	7,590,000	8,206,687
7.375%, due 3/15/23	6,530,000	6,701,412
Jefferies Finance LLC / JFIN Co-Issuer Corp. (a)
6.25%, due 6/3/26	5,000,000	5,237,500
7.25%, due 8/15/24	3,955,000	4,073,650

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (a)
5.25%, due 3/15/22	$6,685,000	$6,944,044
5.875%, due 8/1/21	8,560,000	8,677,700
LPL Holdings, Inc. (a)
4.625%, due 11/15/27	1,535,000	1,565,700
5.75%, due 9/15/25	8,510,000	8,903,587
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (a)	1,340,000	1,155,750
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (a)	5,480,000	5,637,550
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (a)	4,250,000	3,963,125

		78,484,518

Electric 1.2%
AES Corp. 5.50%, due 4/15/25	2,000,000	2,065,000
Calpine Corp. (a)
5.875%, due 1/15/24	6,485,000	6,614,700
6.00%, due 1/15/22	8,255,000	8,265,319
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (7.625% Cash or 8.375% PIK), due 6/1/24 (a)(c)(e)	2,868,690	2,883,033
NextEra Energy Operating Partners, L.P. 3.875%, due 10/15/26 (a)	3,900,000	3,914,625
NRG Energy, Inc. 6.625%, due 1/15/27	7,000,000	7,595,000
Talen Energy Supply LLC 6.625%, due 1/15/28 (a)	1,000,000	1,020,000
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	3,300,000	3,448,434

		35,806,111

Electrical Components & Equipment 0.3%
EnerSys 4.375%, due 12/15/27 (a)	2,000,000	1,975,200
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,177,900

		9,153,100

Electrical Equipment 0.2%
Resideo Funding, Inc. 6.125%, due 11/1/26 (a)	5,469,000	5,510,018

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (a)	6,365,000	6,595,731

	Principal Amount	Value
Energy—Alternate Sources 0.1%
Terraform Power Operating LLC 4.75%, due 1/15/30 (a)	$2,665,000	$2,711,638

Engineering & Construction 0.4%
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	7,219,000	7,228,024
6.625%, due 8/15/25	4,095,000	4,248,562

		11,476,586

Entertainment 1.7%
Boyne USA, Inc. 7.25%, due 5/1/25 (a)	3,950,000	4,295,625
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	6,067,000	6,264,177
5.50%, due 4/1/27	8,051,000	8,534,060
International Game Technology PLC 6.25%, due 1/15/27 (a)	6,725,000	7,565,625
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (a)	2,193,000	2,330,063
Live Nation Entertainment, Inc. 4.75%, due 10/15/27 (a)	3,020,000	3,125,700
Merlin Entertainments PLC 5.75%, due 6/15/26 (a)	9,050,000	9,909,750
Twin River Worldwide Holdings, Inc. 6.75%, due 6/1/27 (a)	8,100,000	8,444,250

		50,469,250

Food 1.6%
B&G Foods, Inc. 5.25%, due 4/1/25	5,767,000	5,930,379
C&S Group Enterprises LLC 5.375%, due 7/15/22 (a)	17,633,000	17,809,330
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (a)	5,130,000	5,758,425
Land O’Lakes, Inc. 6.00%, due 11/15/22 (a)	7,880,000	8,362,650
Simmons Foods, Inc. 7.75%, due 1/15/24 (a)	1,400,000	1,508,500
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (a)	9,045,000	9,372,881

		48,742,165

Forest Products & Paper 1.4%
Cascades, Inc. / Cascades U.S.A., Inc. (a)
5.125%, due 1/15/26	2,810,000	2,887,275
5.375%, due 1/15/28	2,325,000	2,388,938
Mercer International, Inc.
5.50%, due 1/15/26	1,250,000	1,271,875
6.50%, due 2/1/24	6,005,000	6,230,187
7.375%, due 1/15/25	5,000,000	5,382,250

12	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper (continued)
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (a)	$5,900,000	$6,357,250
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	15,843,000	19,467,086

		43,984,861

Gas 1.0%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	2,050,000	2,214,000
5.625%, due 5/20/24	7,385,000	7,975,800
5.75%, due 5/20/27	6,430,000	7,056,925
5.875%, due 8/20/26	7,995,000	8,814,488
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (a)	5,100,000	5,010,750

		31,071,963

Health Care—Products 0.4%
Hill-Rom Holdings, Inc. 4.375%, due 9/15/27 (a)	2,500,000	2,571,875
Hologic, Inc. (a)
4.375%, due 10/15/25	4,080,000	4,212,600
4.625%, due 2/1/28	3,000,000	3,180,000
Teleflex, Inc. 4.625%, due 11/15/27	2,275,000	2,411,068

		12,375,543

Health Care—Services 4.8%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	7,087,000	7,202,164
6.50%, due 3/1/24	2,500,000	2,590,625
AHP Health Partners, Inc. 9.75%, due 7/15/26 (a)	5,890,000	6,471,638
Catalent Pharma Solutions, Inc. (a)
4.875%, due 1/15/26	4,890,000	5,061,150
5.00%, due 7/15/27	220,000	230,450
Centene Corp.
4.25%, due 12/15/27 (a)	3,520,000	3,621,200
4.625%, due 12/15/29 (a)	6,300,000	6,623,505
4.75%, due 1/15/25	4,605,000	4,783,352
5.375%, due 6/1/26 (a)	3,885,000	4,122,956
6.125%, due 2/15/24	6,315,000	6,551,812
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (a)	5,525,000	5,939,375
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.317% PIK), due 5/15/22 (a)(e)	3,000,000	3,047,220
Encompass Health Corp.
4.75%, due 2/1/30	4,100,000	4,253,750
5.75%, due 11/1/24	4,072,000	4,117,810

	Principal Amount	Value
Health Care—Services (continued)
HCA, Inc.
5.00%, due 3/15/24	$1,536,000	$1,679,104
5.25%, due 4/15/25	4,220,000	4,721,799
5.25%, due 6/15/26	1,675,000	1,876,556
5.375%, due 2/1/25	7,420,000	8,205,259
5.625%, due 9/1/28	2,090,000	2,381,764
5.875%, due 5/1/23	4,800,000	5,304,768
5.875%, due 2/15/26	9,015,000	10,251,227
7.50%, due 2/15/22	1,570,000	1,734,850
7.50%, due 11/6/33	6,000,000	7,560,000
7.58%, due 9/15/25	2,007,000	2,398,365
7.69%, due 6/15/25	9,195,000	11,079,975
8.36%, due 4/15/24	1,020,000	1,239,300
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (a)	10,055,000	11,362,150
Select Medical Corp. 6.25%, due 8/15/26 (a)	2,550,000	2,760,426
Tenet Healthcare Corp. 8.125%, due 4/1/22	2,000,000	2,212,500
WellCare Health Plans, Inc.
5.25%, due 4/1/25	4,455,000	4,633,200
5.375%, due 8/15/26 (a)	2,380,000	2,534,700

		146,552,950

Home Builders 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. (a)
6.75%, due 8/1/25	2,237,000	2,287,333
9.875%, due 4/1/27	3,230,000	3,633,750
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. (a)
6.125%, due 7/1/22	4,100,000	4,161,500
6.25%, due 9/15/27	4,855,000	5,122,025
6.375%, due 5/15/25	3,520,000	3,660,800
Century Communities, Inc.
5.875%, due 7/15/25	3,100,000	3,231,750
6.75%, due 6/1/27 (a)	6,775,000	7,264,155
Installed Building Products, Inc. 5.75%, due 2/1/28 (a)	5,230,000	5,589,562
M/I Homes, Inc. 5.625%, due 8/1/25	815,000	853,713
Mattamy Group Corp. 6.50%, due 10/1/25 (a)	3,225,000	3,442,687
New Home Co., Inc. 7.25%, due 4/1/22	5,400,000	5,238,000
Shea Homes, L.P. / Shea Homes Funding Corp. (a)
5.875%, due 4/1/23	2,445,000	2,490,844
6.125%, due 4/1/25	11,175,000	11,566,125
Taylor Morrison Communities, Inc. 5.75%, due 1/15/28 (a)	2,040,000	2,223,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (a)	$4,441,000	$4,629,742

		65,395,586

Household Products & Wares 0.8%
Prestige Brands, Inc. (a)
5.125%, due 1/15/28	3,850,000	4,032,875
6.375%, due 3/1/24	12,915,000	13,431,600
Spectrum Brands, Inc. 5.75%, due 7/15/25	5,540,000	5,782,486

		23,246,961

Insurance 1.3%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	8,145,000	8,696,025
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,768,089
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (a)	5,000,000	5,325,000
HUB International, Ltd. 7.00%, due 5/1/26 (a)	1,600,000	1,692,000
MGIC Investment Corp. 5.75%, due 8/15/23	9,545,000	10,547,225
USI, Inc. 6.875%, due 5/1/25 (a)	5,890,000	6,020,758

		38,049,097

Internet 2.7%
Cogent Communications Group, Inc. (a)
5.375%, due 3/1/22	2,870,000	2,999,150
5.625%, due 4/15/21	11,910,000	12,014,212
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	4,950,000	4,634,685
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,757,480
4.875%, due 6/15/30 (a)	3,000,000	3,046,875
5.375%, due 11/15/29 (a)	2,500,000	2,662,450
5.50%, due 2/15/22	7,455,000	7,892,981
5.75%, due 3/1/24	10,899,000	12,057,019
5.875%, due 2/15/25	3,320,000	3,701,800
5.875%, due 11/15/28	8,800,000	9,755,328
NortonLifeLock, Inc. 5.00%, due 4/15/25 (a)	2,489,000	2,543,087
Uber Technologies, Inc. 7.50%, due 9/15/27 (a)	5,115,000	5,247,683
VeriSign, Inc.
4.75%, due 7/15/27	4,900,000	5,169,500
5.25%, due 4/1/25	9,025,000	9,948,348

		83,430,598

	Principal Amount	Value
Investment Companies 1.0%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (a)	$4,690,000	$5,076,925
FS Energy & Power Fund 7.50%, due 8/15/23 (a)	17,875,000	18,321,875
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 5/15/26	7,290,000	7,763,850

		31,162,650

Iron & Steel 1.4%
Allegheny Ludlum LLC 6.95%, due 12/15/25	7,400,000	7,992,000
Allegheny Technologies, Inc.
5.875%, due 12/1/27	2,000,000	2,100,000
7.875%, due 8/15/23	1,928,000	2,160,960
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (a)	19,084,000	20,133,620
Mineral Resources, Ltd. 8.125%, due 5/1/27 (a)	9,130,000	10,020,175

		42,406,755

Leisure Time 1.5%
Carlson Travel, Inc. (a)
6.75%, due 12/15/23	21,868,000	22,305,360
9.50%, due 12/15/24	15,253,000	15,176,735
Vista Outdoor, Inc. 5.875%, due 10/1/23	8,369,000	8,010,890

		45,492,985

Lodging 2.3%
Boyd Gaming Corp.
4.75%, due 12/1/27 (a)	5,430,000	5,640,413
6.00%, due 8/15/26	9,000,000	9,652,500
6.375%, due 4/1/26	1,935,000	2,081,939
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	8,940,471
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	8,000,000	8,475,240
5.125%, due 5/1/26	11,615,000	12,224,787
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (a)	555,000	566,100
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	7,481,000	8,144,939
MGM Resorts International
5.50%, due 4/15/27	5,905,000	6,554,550
5.75%, due 6/15/25	7,680,000	8,601,600

		70,882,539

Machinery—Diversified 0.9%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	4,979,700

14	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified (continued)
Colfax Corp. (a)
6.00%, due 2/15/24	$4,540,000	$4,823,750
6.375%, due 2/15/26	4,600,000	5,014,000
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (a)	4,724,000	5,160,970
Tennant Co. 5.625%, due 5/1/25	6,770,000	7,074,650

		27,053,070

Media 7.0%
Altice Financing S.A. 7.50%, due 5/15/26 (a)	4,965,000	5,337,375
Altice France S.A. 7.375%, due 5/1/26 (a)	7,000,000	7,515,480
Block Communications, Inc. 6.875%, due 2/15/25 (a)	12,680,000	13,155,500
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75%, due 3/1/30 (a)	7,715,000	7,854,101
5.00%, due 2/1/28 (a)	8,550,000	8,971,686
5.125%, due 2/15/23	5,130,000	5,187,712
5.125%, due 5/1/27 (a)	12,000,000	12,660,000
5.375%, due 5/1/25 (a)	1,961,000	2,024,732
5.375%, due 6/1/29 (a)	4,780,000	5,114,600
5.75%, due 1/15/24	768,000	781,440
5.75%, due 2/15/26 (a)	5,090,000	5,370,052
5.875%, due 4/1/24 (a)	8,005,000	8,275,169
5.875%, due 5/1/27 (a)	2,850,000	3,013,875
CSC Holdings LLC (a)
5.375%, due 7/15/23	6,840,000	7,011,000
5.75%, due 1/15/30	9,020,000	9,628,850
6.50%, due 2/1/29	2,660,000	2,965,900
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)	3,100,000	3,014,750
DISH DBS Corp.
5.875%, due 7/15/22	7,655,000	8,114,300
5.875%, due 11/15/24	540,000	551,813
6.75%, due 6/1/21	5,500,000	5,788,475
7.75%, due 7/1/26	12,720,000	13,475,441
LCPR Senior Secured Financing DAC 6.75%, due 10/15/27 (a)	14,356,000	15,217,360
Meredith Corp. 6.875%, due 2/1/26	14,550,000	15,127,635
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	16,996,554
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(c)(d)(f)	7,000,000	7,350,000
Videotron, Ltd. 5.00%, due 7/15/22	3,365,000	3,550,075

	Principal Amount	Value
Media (continued)
Videotron, Ltd. (continued)
5.125%, due 4/15/27 (a)	$5,890,000	$6,302,300
5.375%, due 6/15/24 (a)	11,450,000	12,595,000

		212,951,175

Metal Fabricate & Hardware 2.0%
Advanced Drainage Systems, Inc. 5.00%, due 9/30/27 (a)	1,740,000	1,794,375
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (a)	20,235,000	20,614,406
Novelis Corp. (a)
5.875%, due 9/30/26	20,805,000	22,138,705
6.25%, due 8/15/24	8,760,000	9,187,050
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (a)	3,250,000	1,933,750
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	5,325,000	5,421,143

		61,089,429

Mining 1.5%
Alcoa Nederland Holding B.V. (a)
6.75%, due 9/30/24	2,765,000	2,909,029
7.00%, due 9/30/26	5,745,000	6,269,519
Compass Minerals International, Inc. (a)
4.875%, due 7/15/24	2,000,000	1,992,500
6.75%, due 12/1/27	7,690,000	8,170,625
Constellium S.E. (a)
5.875%, due 2/15/26	3,350,000	3,542,625
6.625%, due 3/1/25	1,650,000	1,712,040
First Quantum Minerals, Ltd. (a)
7.25%, due 4/1/23	7,480,000	7,743,894
7.50%, due 4/1/25	2,600,000	2,658,500
Hecla Mining Co. 6.875%, due 5/1/21	7,616,000	7,591,248
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (a)	2,450,000	2,584,750

		45,174,730

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (a)
5.375%, due 9/15/24	900,000	924,750
5.625%, due 7/1/27	7,240,000	7,674,400
EnPro Industries, Inc. 5.75%, due 10/15/26	2,910,000	3,099,150
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp. 12.25%, due 11/15/26 (a)	3,990,000	4,154,588
FXI Holdings, Inc. 7.875%, due 11/1/24 (a)	1,750,000	1,680,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Koppers, Inc. 6.00%, due 2/15/25 (a)	$8,265,000	$8,657,587

		26,190,475

Oil & Gas 6.1%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (a)
7.00%, due 11/1/26	3,900,000	3,110,250
10.00%, due 4/1/22	4,206,000	4,183,414
California Resources Corp.
5.00%, due 1/15/20	5,290,000	5,078,400
8.00%, due 12/15/22 (a)	16,905,000	7,269,150
Callon Petroleum Co. 6.125%, due 10/1/24	8,080,000	8,233,035
CNX Resources Corp. 5.875%, due 4/15/22	4,493,000	4,496,145
Comstock Resources, Inc. 9.75%, due 8/15/26	20,370,000	18,485,775
Continental Resources, Inc. 5.00%, due 9/15/22	2,870,000	2,890,585
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (a)	4,020,000	3,929,550
Gulfport Energy Corp.
6.00%, due 10/15/24	13,395,000	9,510,450
6.375%, due 5/15/25	8,500,000	5,397,500
6.375%, due 1/15/26	5,051,000	3,131,620
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (a)	3,300,000	3,434,921
Indigo Natural Resources LLC 6.875%, due 2/15/26 (a)	4,505,000	4,234,700
Matador Resources Co. 5.875%, due 9/15/26	3,100,000	3,107,750
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (a)	4,065,000	3,089,400
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,497,325
Murphy Oil USA, Inc.
4.75%, due 9/15/29	2,000,000	2,112,140
5.625%, due 5/1/27	2,994,000	3,211,065
Parkland Fuel Corp. 5.875%, due 7/15/27 (a)	3,130,000	3,365,877
Parsley Energy LLC / Parsley Finance Corp. (a)
5.25%, due 8/15/25	3,210,000	3,298,275
5.625%, due 10/15/27	2,445,000	2,585,588
PDC Energy, Inc. 6.125%, due 9/15/24	5,783,000	5,855,287
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (b)(c)(d)(e)	6,038,975	905,846

	Principal Amount	Value
Oil & Gas (continued)
QEP Resources, Inc.
5.25%, due 5/1/23	$1,249,000	$1,236,510
5.625%, due 3/1/26	5,580,000	5,441,895
Range Resources Corp.
5.75%, due 6/1/21	7,035,000	7,017,412
5.875%, due 7/1/22	7,720,000	7,662,100
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (c)(f)	40,580,000	202,900
Southwestern Energy Co.
6.20%, due 1/23/25	4,555,000	4,177,846
7.50%, due 4/1/26	8,100,000	7,492,500
SRC Energy, Inc. 6.25%, due 12/1/25	8,490,000	8,553,675
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27	4,000,000	4,270,000
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	9,828,857	10,050,006
Transocean Pontus, Ltd. 6.125%, due 8/1/25 (a)	1,780,000	1,824,500
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (a)	1,500,000	1,590,000
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (a)	3,000,000	3,052,500
Ultra Resources, Inc. 6.875%, due 4/15/22 (a)	9,675,000	1,185,188
Viper Energy Partners, L.P. 5.375%, due 11/1/27 (a)	2,000,000	2,080,000
Whiting Petroleum Corp.
6.25%, due 4/1/23	1,000,000	837,500
6.625%, due 1/15/26	4,000,000	2,725,920

		183,814,500

Oil & Gas Services 0.5%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	11,728,425
Nine Energy Service, Inc. 8.75%, due 11/1/23 (a)	5,657,000	4,582,170

		16,310,595

Packaging & Containers 0.1%
ARD Finance S.A. 6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(e)	3,450,000	3,567,128

Pharmaceuticals 0.7%
Bausch Health Americas, Inc. 9.25%, due 4/1/26 (a)	1,435,000	1,648,241
Bausch Health Cos., Inc. (a)
5.00%, due 1/30/28	2,630,000	2,699,406
5.25%, due 1/30/30	2,645,000	2,742,865

16	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a)
6.00%, due 7/15/23	$3,034,000	$2,192,065
6.00%, due 2/1/25	6,060,000	4,086,743
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (a)	6,160,000	6,129,200
Vizient, Inc. 6.25%, due 5/15/27 (a)	2,325,000	2,487,750

		21,986,270

Pipelines 4.5%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	454,809
9.625%, due 11/1/21	5,950,000	6,702,418
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp.
5.375%, due 9/15/24	3,810,000	3,533,775
5.75%, due 1/15/28 (a)	4,055,000	3,527,850
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	3,000,000	3,373,380
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	4,630,000	4,824,877
5.625%, due 10/1/26	4,600,000	4,864,500
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (a)	6,022,000	5,555,295
Delek Logistics Partners, L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	685,000	681,575
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	11,065,000	11,175,650
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (a)	6,340,000	6,609,450
MPLX, L.P.
4.875%, due 12/1/24	5,790,000	6,294,849
4.875%, due 6/1/25	9,383,000	10,250,373
6.25%, due 10/15/22 (a)	524,000	534,333
6.375%, due 5/1/24 (a)	2,440,000	2,553,219
NGPL PipeCo LLC (a)
4.375%, due 8/15/22	2,500,000	2,596,828
4.875%, due 8/15/27	5,280,000	5,612,311
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,699,460
NuStar Logistics, L.P. 6.75%, due 2/1/21	6,125,000	6,354,687
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (g)(h)	13,615,000	12,695,987
Ruby Pipeline LLC 6.50%, due 4/1/22 (a)	1,686,477	1,743,630

	Principal Amount	Value
Pipelines (continued)
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	$5,985,000	$6,879,901
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (a)	9,560,000	9,607,800
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.50%, due 3/1/30 (a)	6,000,000	6,165,000
5.875%, due 4/15/26	5,915,000	6,284,688
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	6,055,000	5,933,900

		137,510,545

Private Equity 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.25%, due 5/15/27 (a)	6,200,000	6,340,306

Real Estate 1.2%
CBRE Services, Inc. 5.25%, due 3/15/25	2,295,000	2,582,965
Howard Hughes Corp. 5.375%, due 3/15/25 (a)	8,580,000	8,944,650
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	7,505,000	7,692,625
Newmark Group, Inc. 6.125%, due 11/15/23	8,105,000	8,938,260
Realogy Group LLC / Realogy Co-Issuer Corp. 9.375%, due 4/1/27 (a)	7,599,000	7,929,252

		36,087,752

Real Estate Investment Trusts 3.8%
Crown Castle International Corp. 5.25%, due 1/15/23	24,840,000	26,984,045
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	3,500,000	3,640,000
Equinix, Inc.
5.375%, due 5/15/27	16,710,000	18,147,561
5.875%, due 1/15/26	14,253,000	15,126,139
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	2,000,000	2,105,000
5.625%, due 5/1/24	19,120,000	20,912,309
5.75%, due 2/1/27 (a)	6,655,000	7,420,325
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	7,226,000	7,659,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (a)	$8,675,000	$8,956,938
Starwood Property Trust, Inc. 5.00%, due 12/15/21	2,962,000	3,073,075
VICI Properties, L.P. / VICI Note Co., Inc. 4.625%, due 12/1/29 (a)	2,400,000	2,502,000

		116,526,952

Retail 3.1%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	16,060,000	16,581,950
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (a)	9,270,000	9,316,350
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,735,000	6,827,606
5.25%, due 12/15/23 (a)	2,690,000	2,763,975
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (a)
4.75%, due 6/1/27	5,275,000	5,551,938
5.00%, due 6/1/24	10,600,000	10,984,250
5.25%, due 6/1/26	7,500,000	7,912,500
KGA Escrow, LLC 7.50%, due 8/15/23 (a)	5,350,000	5,657,625
L Brands, Inc.
5.625%, due 2/15/22	2,908,000	3,060,670
6.694%, due 1/15/27	4,399,000	4,399,000
Lithia Motors, Inc. 4.625%, due 12/15/27 (a)	2,430,000	2,497,700
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,761,712
TPro Acquisition Corp. 11.00%, due 10/15/24 (a)	2,979,000	3,060,923
Yum! Brands, Inc. 4.75%, due 1/15/30 (a)	8,067,000	8,450,182

		93,826,381

Software 4.2%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (a)	4,405,000	4,746,388
Ascend Learning LLC 6.875%, due 8/1/25 (a)	8,215,000	8,625,750
Camelot Finance S.A. 4.50%, due 11/1/26 (a)	3,370,000	3,462,675
CDK Global, Inc.
5.25%, due 5/15/29 (a)	4,070,000	4,365,075
5.875%, due 6/15/26	10,900,000	11,644,252
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	5,365,000	5,485,713
Fair Isaac Corp. 5.25%, due 5/15/26 (a)	3,590,000	3,949,000

	Principal Amount	Value
Software (continued)
IQVIA, Inc. 5.00%, due 10/15/26 (a)	$9,792,000	$10,330,560
MSCI, Inc. (a)
4.00%, due 11/15/29	9,150,000	9,275,812
4.75%, due 8/1/26	3,570,000	3,739,575
5.25%, due 11/15/24	2,742,000	2,817,076
5.375%, due 5/15/27	6,230,000	6,712,825
5.75%, due 8/15/25	15,590,000	16,350,012
Open Text Corp. (a)
5.625%, due 1/15/23	1,882,000	1,914,935
5.875%, due 6/1/26	5,085,000	5,440,950
PTC, Inc. 6.00%, due 5/15/24	14,350,000	14,977,812
RP Crown Parent LLC 7.375%, due 10/15/24 (a)	7,110,000	7,385,513
SS&C Technologies, Inc. 5.50%, due 9/30/27 (a)	5,000,000	5,337,500

		126,561,423

Tech Hardware & Equipment 0.1%
SSL Robotics LLC 9.75%, due 12/31/23 (a)	1,750,000	1,903,125

Telecommunications 7.4%
Anixter, Inc. 5.125%, due 10/1/21	2,425,000	2,517,029
CenturyLink, Inc. 5.80%, due 3/15/22	9,925,000	10,433,855
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	1,500,000	1,501,695
CommScope, Inc. 8.25%, due 3/1/27 (a)	8,924,000	9,392,510
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (a)	11,125,000	11,848,125
Frontier Communications Corp.
6.25%, due 9/15/21	5,500,000	2,653,750
10.50%, due 9/15/22	9,315,000	4,541,063
11.00%, due 9/15/25	7,795,000	3,780,575
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	7,720,912
6.625%, due 8/1/26	6,460,000	7,170,600
7.625%, due 6/15/21	10,195,000	10,892,848
Inmarsat Finance PLC 4.875%, due 5/15/22 (a)	6,750,000	6,834,375
Level 3 Financing, Inc.
5.375%, due 5/1/25	6,300,000	6,520,500
5.625%, due 2/1/23	4,000,000	4,012,000
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (a)	6,650,000	6,891,062

18	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Sprint Capital Corp. 6.875%, due 11/15/28	$30,530,000	$32,896,075
Sprint Communications, Inc. 7.00%, due 3/1/20 (a)	12,085,000	12,149,292
Sprint Corp. 7.875%, due 9/15/23	14,030,000	15,479,720
T-Mobile USA, Inc.
4.50%, due 2/1/26	3,345,000	3,428,625
4.75%, due 2/1/28	9,585,000	10,043,259
5.125%, due 4/15/25	7,520,000	7,779,214
5.375%, due 4/15/27	9,500,000	10,117,500
6.00%, due 4/15/24	6,840,000	7,062,300
6.375%, due 3/1/25	9,700,000	10,023,301
6.50%, due 1/15/24	7,505,000	7,720,919
6.50%, due 1/15/26	10,150,000	10,882,931

		224,294,035

Textiles 0.3%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (a)	12,445,000	9,831,550

Toys, Games & Hobbies 0.7%
Mattel, Inc. (a)
5.875%, due 12/15/27	4,200,000	4,425,750
6.75%, due 12/31/25	16,965,000	18,233,982

		22,659,732

Transportation 0.1%
Teekay Corp. 9.25%, due 11/15/22 (a)	1,500,000	1,578,750

Trucking & Leasing 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (a)	8,000,000	8,340,000

Total Corporate Bonds (Cost $2,706,249,108)		2,771,080,463

Loan Assignments 1.5%
Auto Parts & Equipment 0.1%
Dealer Tire LLC 2018 Term Loan B 7.299% (1 Month LIBOR + 5.50%), due 12/12/25 (i)	2,843,513	2,847,067

	Principal Amount	Value
Banks 0.3%
Jane Street Group LLC 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 8/25/22 (i)	$10,193,233	$10,150,758

Mining 0.1%
Aleris International, Inc. 2018 Term Loan 6.555% (1 Month LIBOR + 4.75%), due 2/27/23 (i)	2,955,000	2,952,228

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 3/2/20 (b)(c)(d)	4,893,078	4,893,078

Retail Stores 0.7%
Bass Pro Group LLC Term Loan B 6.799% (1 Month LIBOR + 5.00%), due 9/25/24 (i)	21,515,097	21,407,522

Software 0.0%‡
RP Crown Parent LLC 2016 Term Loan B 4.555% (1 Month LIBOR + 2.75%), due 10/12/23 (i)	394,911	396,227

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 10.515% (3 Month LIBOR + 8.75%), due 11/12/20 (i)	5,442,750	2,612,520

Total Loan Assignments (Cost $47,029,591)		45,259,400

Total Long-Term Bonds (Cost $2,763,440,505)		2,826,619,587

	Shares
Common Stocks 1.8%
Auto Parts & Equipment 0.2%
American Tire Distributors, Inc. (c)(d)(j)	44,740	1,297,460
Exide Technologies (b)(c)(d)(f)(j)	7,037,072	5,840,770

		7,138,230

Electric Utilities 0.1%
Keycon Power Holdings LLC (c)(j)	11,280	3,271,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Independent Power & Renewable Electricity Producers 0.8%
GenOn Energy, Inc. (f)(j)	115,826	$23,165,200
PetroQuest Energy, Inc. (b)(c)(d)	668,661	0

		23,165,200

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(d)(f)	725	287,571

Metals & Mining 0.1%
Neenah Enterprises, Inc. (b)(c)(d)(j)	230,859	2,957,304

Oil, Gas & Consumable Fuels 0.6%
Talos Energy, Inc. (j)	637,880	19,232,082
Titan Energy LLC (j)	25,911	754

		19,232,836

Software 0.0%‡
ASG Corp. (b)(c)(d)	3,368	0

Total Common Stocks (Cost $72,538,436)		56,052,341

Short-Term Investment 3.5%
Investment Company 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.53% (k)	$104,714,909	104,714,909

Total Short-Term Investment (Cost $104,714,909)		104,714,909

Total Investments (Cost $2,940,693,850)	98.6%	2,987,386,837
Other Assets, Less Liabilities	1.4	41,457,902
Net Assets	100.0%	$3,028,844,739
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)

Illiquid security—As of December 31, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $68,806,809, which represented 2.3% of the Portfolio’s net assets. (Unaudited)

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, the total market value of fair valued securities was $62,449,676, which represented 2.1% of the Portfolio’s net assets.

(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(f)	Restricted security. (See Note 5)

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Fixed to floating rate - Rate shown was the rate in effect as of December 31, 2019.

(i)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(j)	Non-income producing security.

(k)	Current yield as of December 31, 2019.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bond	$—	$10,279,724	$—	$10,279,724
Corporate Bonds (b)	—	2,723,906,970	47,173,493	2,771,080,463
Loan Assignments (c)	—	40,366,322	4,893,078	45,259,400

Total Long-Term Bonds	—	2,774,553,016	52,066,571	2,826,619,587

Common Stocks (d)	19,232,836	27,733,860	9,085,645	56,052,341
Short-Term Investment
Investment Company	104,714,909	—	—	104,714,909

Total Investments in Securities	$123,947,745	$2,802,286,876	$61,152,216	$2,987,386,837

20	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $38,917,647, $7,350,000 and $905,846 are held in Auto Parts & Equipment, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $4,893,078 is held in Oil & Gas within the Loan Assignments section of the Portfolio of Investments.

(d)

The Level 3 securities valued at $5,840,770, $0, $287,571, $2,957,304 and $0 are held in Auto Parts & Equipment, Independent Power & Renewable Electricity Producers, Media, Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019 (b)
Long-Term Bonds
Convertible Bonds	$15,211,523	$160,716	$(20,435,825)	$14,330,833	$1,138,323	(a)	$(10,405,570)	$—	$—	$—	$—
Corporate Bonds	57,312,734	(578,075)	(3,531,810)	(11,709,735)	51,907,463	(a)	(46,227,084)	—	—	47,173,493	(10,085,142)
Loan Assignments	7,095,644	—	—	—	4,893,078		—	—	(7,095,644)	4,893,078	—
Common Stocks	5,812,876	—	—	(11,167,017)	15,181,575		—	—	(741,789)	9,085,645	(11,167,017)

Total	$85,432,777	$(417,359)	$(23,967,635)	$(8,545,919)	$73,120,439		$(56,632,654)	$—	$(7,837,433)	$61,152,216	$(21,252,159)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of December 31, 2019, securities with a market value of $7,837,433 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2018, the fair value obtained for these securities, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $2,940,693,850)	$2,987,386,837
Due from custodian	552,811
Receivables:
Interest	43,760,872
Portfolio shares sold	1,156,212
Investment securities sold	145,923

Total assets	3,033,002,655

Liabilities
Payables:
Manager (See Note 3)	1,419,309
Portfolio shares redeemed	1,407,016
Investment securities purchased	556,969
NYLIFE Distributors (See Note 3)	538,023
Shareholder communication	129,882
Professional fees	75,883
Custodian	18,360
Trustees	4,628
Accrued expenses	7,846

Total liabilities	4,157,916

Net assets	$3,028,844,739

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$308,173
Additional paid-in capital	2,891,864,630

2,892,172,803
Total distributable earnings (loss)	136,671,936

Net assets	$3,028,844,739

Initial Class
Net assets applicable to outstanding shares	$471,775,480

Shares of beneficial interest outstanding	47,389,735

Net asset value per share outstanding	$9.96

Service Class
Net assets applicable to outstanding shares	$2,557,069,259

Shares of beneficial interest outstanding	260,783,557

Net asset value per share outstanding	$9.81

22	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$181,227,516
Dividends	6,552,044
Securities lending	98,897
Other	240,701

Total income	188,119,158

Expenses
Manager (See Note 3)	16,273,383
Distribution/Service—Service Class (See Note 3)	6,117,232
Shareholder communication	322,995
Professional fees	290,034
Trustees	72,447
Custodian	46,837
Miscellaneous	105,603

Total expenses	23,228,531

Net investment income (loss)	164,890,627

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(13,991,852)
Net change in unrealized appreciation (depreciation) on investments	201,579,960

Net realized and unrealized gain (loss) on investments	187,588,108

Net increase (decrease) in net assets resulting from operations	$352,478,735

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$164,890,627	$159,287,040
Net realized gain (loss) on investments	(13,991,852)	16,336,818
Net change in unrealized appreciation (depreciation) on investments	201,579,960	(221,852,321)

Net increase (decrease) in net assets resulting from operations	352,478,735	(46,228,463)

Distributions to shareholders:
Initial Class	(25,956,045)	(28,718,735)
Service Class	(135,444,236)	(140,488,793)

Total distributions to shareholders	(161,400,281)	(169,207,528)

Capital share transactions:
Net proceeds from sale of shares	302,869,732	202,195,336
Net asset value of shares issued to shareholders in reinvestment of distributions	161,400,281	169,207,528
Cost of shares redeemed	(382,776,093)	(502,639,813)

Increase (decrease) in net assets derived from capital share transactions	81,493,920	(131,236,949)

Net increase (decrease) in net assets	272,572,374	(346,672,940)

Net Assets
Beginning of year	2,756,272,365	3,102,945,305

End of year	$3,028,844,739	$2,756,272,365

24	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.32	$10.05	$9.99	$9.10	$9.84

Net investment income (loss) (a)	0.58	0.55	0.58	0.62	0.59

Net realized and unrealized gain (loss) on investments	0.64	(0.68)	0.10	0.85	(0.73)

Total from investment operations	1.22	(0.13)	0.68	1.47	(0.14)

Less distributions:

From net investment income	(0.58)	(0.60)	(0.62)	(0.58)	(0.60)

Net asset value at end of year	$9.96	$9.32	$10.05	$9.99	$9.10

Total investment return (b)	13.22%	(1.46%)	6.86%	16.23%	(1.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.84%	5.58%	5.69%	6.41%	5.99%

Net expenses (c)	0.59%	0.58%	0.58%	0.59%	0.58%

Portfolio turnover rate	28%	28%	40%	39%	37%

Net assets at end of year (in 000’s)	$471,775	$458,129	$574,162	$665,881	$642,186

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.19	$9.91	$9.86	$8.99	$9.73

Net investment income (loss) (a)	0.55	0.52	0.55	0.59	0.56

Net realized and unrealized gain (loss) on investments	0.62	(0.66)	0.10	0.83	(0.72)

Total from investment operations	1.17	(0.14)	0.65	1.42	(0.16)

Less distributions:

From net investment income	(0.55)	(0.58)	(0.60)	(0.55)	(0.58)

Net asset value at end of year	$9.81	$9.19	$9.91	$9.86	$8.99

Total investment return (b)	12.94%	(1.71%)	6.59%	15.94%	(1.82%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.60%	5.33%	5.43%	6.15%	5.74%

Net expenses (c)	0.84%	0.83%	0.83%	0.84%	0.83%

Portfolio turnover rate	28%	28%	40%	39%	37%

Net assets at end of year (in 000’s)	$2,557,069	$2,298,144	$2,528,783	$2,315,441	$2,035,855

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

26	MainStay VP MacKay High Yield Corporate Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

27

Notes to Financial Statements (continued)

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 12/31/19*	Valuation Technique	Unobservable Inputs	Inputs/ Range

Corporate Bonds	$38,917,647	Income Approach	Spread Adjustment	0.93%–5.78%

	905,846	Market Approach	Implied natural gas price	$2.25

Loan Assignment	4,893,078	Market Approach	Implied natural gas price	$2.25

Common Stocks	5,840,770	Market Approach	EBITDA Multiple	5.75x–8.75	x

			Estimated Volatility	25.00%

	0	Market Approach	Implied natural gas price	$2.25

	287,571	Market Approach	EBITDA Multiple	6.00	x

	2,957,304	Market Approach	EBITDA Multiple	5.75	x

	0	Qualitative Assessment		$0.00

	$53,802,216

*

The table above does not include a Level 3 investment that was valued by a broker without adjustment. As of December 31, 2019, the value of this investment was $7,350,000. The input for this investment was not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments was determined as of December 31, 2019, and can change at any time. Illiquid investments as of December 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

29

Notes to Financial Statements (continued)

(I)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

$1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2019, the effective management fee rate was 0.56%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $16,273,383 and paid the Subadvisor in the amount of $8,136,691.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$2,941,617,459	$132,329,154	$(86,559,776)	$45,769,378

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$166,830,954	$(71,559,531)	$(3,152,905)	$44,553,418	$136,671,936

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to interest accrual on defaulted securities and wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $71,559,531, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$8,268	$63,292

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$161,400,281	$—	$169,207,528	$—

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

31

Notes to Financial Statements (continued)

As of December 31, 2019, the Portfolio held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/19 Value	Percent of Net Assets

Exide Technologies Common Stock	4/30/15–12/02/19	7,037,072	$28,301,527	$5,840,770	0.2%
GenOn Energy, Inc. Common Stock	12/14/18	115,826	12,970,154	23,165,200	0.8
ION Media Networks, Inc. Common Stock	3/12/10–12/20/10	725	—	287,571	0.0	‡
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/3/18	$40,580,000	—	202,900	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,917,677	7,350,000	0.2
Total			$48,189,358	$36,846,441	1.2%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $836,427 and $773,492, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	5,172,343	$51,704,719
Shares issued to shareholders in reinvestment of distributions	2,685,257	25,956,045
Shares redeemed	(9,632,914)	(96,740,174)

Net increase (decrease)	(1,775,314)	$(19,079,410)

Year ended December 31, 2018:
Shares sold	2,307,070	$22,998,759
Shares issued to shareholders in reinvestment of distributions	2,979,088	28,718,735
Shares redeemed	(13,270,838)	(132,356,065)

Net increase (decrease)	(7,984,680)	$(80,638,571)

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	25,652,819	$251,165,013
Shares issued to shareholders in reinvestment of distributions	14,217,789	135,444,236
Shares redeemed	(29,276,127)	(286,035,919)

Net increase (decrease)	10,594,481	$100,573,330

Year ended December 31, 2018:
Shares sold	18,221,708	$179,196,577
Shares issued to shareholders in reinvestment of distributions	14,774,767	140,488,793
Shares redeemed	(37,932,514)	(370,283,748)

Net increase (decrease)	(4,936,039)	$(50,598,378)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay High Yield Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay High Yield Corporate Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, agent banks and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

performance attributable to MacKay as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that

New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

38	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay VP MacKay High Yield Corporate Bond Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

41

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802529	MSVPHYCB11-02/20 (NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	18.07%	5.84%	8.86%	0.62%
Service Class Shares	6/4/2003	17.78	5.58	8.59	0.87

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[3]	27.67%	8.74%	9.47%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	8.72	3.05	3.75
Blended Benchmark Index[5]	18.11	6.06	6.82
Morningstar World Allocation Category Average[6]	16.10	4.51	6.02

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,061.50	$3.27	$1,022.03	$3.21	0.63%

Service Class Shares	$1,000.00	$1,060.20	$4.57	$1,020.77	$4.48	0.88%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 9/1/33–4/1/49

2.	United States Treasury Notes, 1.50%–1.75%, due 10/31/21–11/15/29

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%–5.00%, due 12/1/44–3/1/49

4.	Government National Mortgage Association, 2.50%–3.25%, due 1/16/40–6/20/49

5.	Federal Home Loan Mortgage Corporation, 2.50%–3.50%, due 6/15/40–10/25/49
6.	United States Treasury Bonds, 2.25%–4.50%, due 5/15/38–11/15/49

7.	Bank of America Corp., 2.738%–6.30%, due 3/10/16–4/23/40

8.	Federal National Mortgage Association, 3.00%–3.50%, due 7/25/43–12/25/59

9.	Morgan Stanley, 3.125%–7.25%, due 4/15/20–4/1/32

10.	Verizon Communications, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Dan Roberts, PhD1, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Income Builder Portfolio returned 18.07% for Initial Class shares and 17.78% for Service Class shares. Over the same period, both share classes underperformed the 27.67% return of the MSCI World Index, which is the Portfolio’s primary benchmark; outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 18.11% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes outperformed the 16.10% return of the Morningstar World Allocation Category Average.2

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Throughout the reporting period, the fixed-income portion of the Portfolio used equity futures to increase the Portfolio’s equity beta3, and U.S. Treasury futures to manage duration4, both of which enhanced the Portfolio’s performance. During the same period, the equity portion of the Portfolio did not invest in derivatives.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio underperformed the MSCI World Index, as we would expect in the type of market environment that prevailed during the reporting period. Much of the market’s return stemmed from continued momentum in technology and e-commerce companies that are outside of the Portfolio’s investible universe because of their relatively low cash yields or lack of cash distributions back to shareholders.

Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?

During the reporting period, the strongest positive contributions to the performance of the equity portion of the Portfolio relative to the MSCI World Index included the industrials and consumer discretionary sectors. (Contributions take weightings and total returns into account.) Industrials sector holdings benefited from strong stock selection in the aerospace & defense industry. Among consumer discretionary holdings, overweight exposure to general merchandise retailer Target was primarily responsible for positive relative performance. Conversely, relative performance suffered due to stock selection in information technology, the benchmark’s strongest performing sector, and communication services. The benchmark’s gains in both sectors were propelled by momentum-driven technology and e-commerce companies that are outside of the Portfolio’s investible universe because they pay little or no dividends.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

The top three positive contributors to the absolute performance of the equity portion of the Portfolio included insurance firms Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) and AXA and utility company Entergy. Shares of Germany-based Munich Re trended higher, reflecting a better pricing environment for reinsurers. Shares of France-based AXA gained on good financial performance (in particular for targeted business lines commercial property and casualty, health, and protection), favorable performance from AXA XL (acquired in 2018) and the successful completion of the divestment of shares in AXA Equitable Holdings, which significantly strengthened AXA’s Solvency II capital ratio. Both companies’ shares were further supported along with other financials toward the end of 2019 as global benchmark interest rates rebounded and yield curves5 steepened, thereby relieving pressure on insurance companies to generate positive investment income. Shares of U.S.-based Entergy outperformed as interest rates declined and investors gained further confidence in the company’s exit of unregulated merchant power generation businesses.

The weakest contributors to the absolute performance of the equity portion of the Portfolio included U.S.-based global energy company Occidental Petroleum, U.K.-based multinational telecommunications provider Vodafone and U.K.-based global tobacco manufacturer Imperial Brands. Occidental Petroleum

1.	Effective January 1, 2020, Dan Roberts will no longer serve as a portfolio manager to the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.
3.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Income Builder Portfolio

underperformed as the company competed for, and subsequently completed, its acquisition of Anadarko Petroleum. Vodafone shares were pressured on a change in the company’s capital allocation policy to provide more flexibility as it assessed its capital spending needs going forward. Shares of Imperial Brands came under pressure as investors re-thought the company’s growth trajectory in light of U.S. regulation on next generation products, and the influence of next generation products on traditional combustible cigarette volumes. A profit warning—driven in part by an unexpected slowdown in the United States on the back of concerns about the future growth profile of vaping—further weighed on the stock.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio initiated new positions in several stocks, including Canada-based electric and gas utility Fortis and U.S.-based ski resort operator Vail Resorts. Fortis generates strong cash flow from a geographically diverse set of regulated utilities and returns cash to shareholders through an attractive and growing dividend. Vail Resorts operates leading and geographically diverse resorts in an industry with no new supply. Advance season pass purchases and related data-capture technology that drive guest loyalty, as well as the company’s ability to manage capital spending in downturns, make it an attractive investment. We expect Vail to sustain cash flows and enable returns of capital to shareholders through an attractive and growing dividend, as well as opportunistic share repurchases.

Positions that the equity portion of the Portfolio closed during the reporting period included Spain-based global utility company Naturgy and U.S.-based self-storage REIT Public Storage. Naturgy holdings were sold to fund more attractive opportunities. With regards to Public Storage, the self-storage industry faced competitive pressure around occupancy and pricing as well as cost pressure from higher property taxes and marketing expenses, clouding the outlook for dividend growth. We used the sale as a source of cash to continue to diversify the overall Portfolio.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Portfolio were in consumer discretionary and industrials. Over the same period,

the most substantial sector weighting reductions in the equity portion of the Portfolio were in communication services and energy. Sector allocations in the equity portion of the Portfolio are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Relative performance of sectors during the reporting period may impact changes in sector weightings.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the most substantially overweight sector position relative to the MSCI World Index in the equity portion of the Portfolio was utilities, which is a defensive sector that is typically more heavily represented in the equity portion of the Portfolio. Within the utilities sector, the Portfolio focused on more regulated utilities where an aging infrastructure, the emergence of renewables, the shale revolution and digitization have driven growth in rate bases, earnings and cash flows. As of the same date, other overweight positions included energy and consumer staples.

As December 31, 2019, the most substantially underweight sector position relative to the benchmark in the equity portion of the Portfolio was information technology, reflecting the fact that many companies in the sector are outside the Portfolio’s investible universe. As of the same date, the equity portion of the Portfolio also held underweight exposure to the consumer discretionary sector relative to the benchmark.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

During the 12 months ended December 31, 2019, the fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The primary driver of this outperformance was the Portfolio’s overweight exposure to spread product6 (investment-grade corporate bonds, high-yield securities, emerging-market debt and bank loans) at a time when credit spreads tightened.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio sought to keep its duration in line with that of the Bloomberg Barclays U.S. Aggregate Bond Index. As of

6.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

9

December 31, 2019, the duration of the fixed-income portion of the Portfolio was 5.9 years, which matched the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the U.S. Federal Reserve (“Fed”) cut interest rates three times, long bonds rallied and credit spreads tightened. That said, these market forces did not prompt us to make any significant changes to the fixed-income portion of the Portfolio in 2019. We continued to implement our strategy, introduced in 2018, to reduce the Portfolio’s risk by trimming bank loans and high-yield exposure. We also looked to improve liquidity and diversify the source of returns by increasing the Portfolio’s weights in agency mortgages, credit-related securitized assets such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), and taxable municipals.

During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The strongest positive contributor to the absolute performance of the fixed-income portion of the Portfolio was spread product, specifically investment-grade credit, high-yield corporate bonds, bank loans and emerging-market debt. As mentioned above, most forms of spread product generally benefited from tightening spreads in 2019. Emerging-market debt benefited from renewed risk appetites sparked by dovish central banks.

Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities, provided the fixed-income portion of the Portfolio with positive returns during the reporting period. However, returns from those securities, which generally feature relatively high credit ratings and short durations, lagged the Bloomberg Barclays U.S. Aggregate Bond Index.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

As credit spreads narrowed during the reporting period and the compensation for risk compressed, we reduced the exposure of the fixed-income portion of the Portfolio to credit in the form of high-yield bonds and bank loans. At the same time, we methodically increased holdings of securitized assets, such as ABS, RMBS and CMBS, both to reduce volatility and for diversification purposes.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, we significantly increased the exposure of the fixed-income portion of the Portfolio to securitized assets, such as ABS, RMBS, and CMBS, while reducing exposure to high-yield bonds and bank loans. These transactions improved the liquidity and overall credit quality of the fixed-income portion of the Portfolio as spreads tightened during the reporting period.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds, high-yield bonds and bank loans. Conversely, as of the same date, the fixed-income portion of the Portfolio held underweight exposure in U.S. Treasury securities and agency mortgage-backed securities relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Income Builder Portfolio

Portfolio of Investments December 31, 2019

	Principal Amount	Value

Long-Term Bonds 52.7%† Asset-Backed Securities 1.5%
Auto Floor Plan Asset-Backed Securities 0.3%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$930,000	$1,012,847
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.338% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	1,090,000	1,091,800

		2,104,647

Automobile Asset-Backed Securities 0.6%
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	680,000	682,335
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	615,000	612,301
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	755,000	766,609
Volkswagen Auto Lease Trust Series 2019-A, Class A3 1.99%, due 11/21/22	1,000,000	1,000,968
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	665,000	676,820

		3,739,033

Credit Cards 0.1%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	700,000	687,067

Home Equity 0.0%‡
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.808% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	156,499	108,222
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.758% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	229,233	104,636

		212,858

Other Asset-Backed Securities 0.5%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	825,000	835,815
DLL LLC Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	1,150,000	1,147,864

	Principal Amount	Value

Other Asset-Backed Securities (continued)
MVW LLC Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	$873,927	$868,455

		2,852,134

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.452% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	40,053	39,921

Total Asset-Backed Securities (Cost $9,607,419)		9,635,660

Corporate Bonds 28.0%
Aerospace & Defense 0.1%
L3Harris Technologies, Inc. 4.40%, due 6/15/28	810,000	903,076

Agriculture 0.3%
Altria Group, Inc. 3.80%, due 2/14/24	1,300,000	1,368,986
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (a)	460,000	500,402

		1,869,388

Airlines 0.7%
American Airlines Group, Inc. 4.625%, due 3/1/20 (a)	1,400,000	1,402,198
Delta Air Lines, Inc. Series 2019-1, Class AA 3.204%, due 10/25/25	920,000	957,032
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	631,823	701,719
Series 2010-1, Class A 6.25%, due 10/22/24	338,435	367,063
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24	313,313	323,057
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	420,917	446,939

		4,198,008

Auto Manufacturers 0.9%
Daimler Finance North America LLC 2.452% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	685,000	685,897
Ford Motor Credit Co. LLC
4.063%, due 11/1/24	780,000	796,057
4.25%, due 9/20/22	305,000	315,520
5.875%, due 8/2/21	150,000	157,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.
3.15%, due 6/30/22	$320,000	$326,175
3.45%, due 4/10/22	1,500,000	1,534,104
Toyota Motor Credit Corp. 2.069% (3 Month LIBOR + 0.17%), due 9/18/20 (b)	1,765,000	1,766,047

		5,580,839

Banks 6.8%
Bank of America Corp.
2.738%, due 1/23/22 (c)	1,150,000	1,158,375
3.004%, due 12/20/23 (c)	734,000	751,135
3.458%, due 3/15/25 (c)	1,425,000	1,488,108
3.499%, due 5/17/22 (c)	1,635,000	1,667,849
3.50%, due 4/19/26	150,000	159,533
3.705%, due 4/24/28 (c)	555,000	593,437
4.078%, due 4/23/40 (c)	785,000	890,432
4.20%, due 8/26/24	325,000	348,990
6.30%, due 3/10/16 (c)(d)	735,000	848,925
Citibank N.A.
2.125%, due 10/20/20	1,615,000	1,616,947
3.40%, due 7/23/21	1,340,000	1,368,776
Citigroup, Inc.
3.352%, due 4/24/25 (c)	780,000	811,828
3.40%, due 5/1/26	255,000	267,922
3.668%, due 7/24/28 (c)	430,000	458,441
3.70%, due 1/12/26	545,000	581,314
3.98%, due 3/20/30 (c)	565,000	618,568
4.05%, due 7/30/22	105,000	109,742
5.30%, due 5/6/44	436,000	556,258
6.625%, due 6/15/32	190,000	255,881
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,279,122
Credit Suisse Group A.G. 2.593%, due 9/11/25 (Switzerland) (a)(c)	365,000	366,044
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	310,000	315,596
2.908%, due 6/5/23 (c)	285,000	289,699
3.08% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	823,473
3.625%, due 1/22/23	1,330,000	1,385,233
5.25%, due 7/27/21	1,295,000	1,358,999
6.75%, due 10/1/37	159,000	220,872
HSBC Holdings PLC 3.973%, due 5/22/30 (United Kingdom) (c)	465,000	501,440
Huntington Bancshares, Inc. 3.15%, due 3/14/21	1,295,000	1,311,070
JPMorgan Chase & Co. (c)
3.207%, due 4/1/23	1,540,000	1,576,725
3.54%, due 5/1/28	1,275,000	1,354,718

	Principal Amount	Value

Banks (continued)
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	$508,000	$550,216
4.65%, due 3/24/26	1,075,000	1,169,384
Morgan Stanley
3.125%, due 1/23/23	1,560,000	1,603,814
4.875%, due 11/1/22	495,000	530,398
5.00%, due 11/24/25	1,150,000	1,295,366
5.611% (3 Month LIBOR + 3.61%), due 4/15/20 (b)(d)	645,000	650,676
6.25%, due 8/9/26	881,000	1,073,087
7.25%, due 4/1/32	1,300,000	1,860,296
PNC Bank N.A. 2.55%, due 12/9/21	815,000	824,860
Royal Bank of Scotland Group PLC 6.00%, due 12/19/23 (United Kingdom)	70,000	77,854
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	1,535,000	1,536,074
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	760,000	760,052
U.S. Bank N.A. 2.185% (3 Month LIBOR + 0.29%), due 5/21/21 (b)	1,300,000	1,300,878
Wells Fargo & Co. 2.406%, due 10/30/25 (c)	1,125,000	1,126,060
Wells Fargo Bank N.A.
2.60%, due 1/15/21	985,000	991,907
3.55%, due 8/14/23	1,015,000	1,063,794
Westpac Banking Corp. 2.19% (3 Month LIBOR + 0.28%), due 5/15/20 (Australia) (b)	700,000	700,515

		42,450,683

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25	250,000	272,467
4.75%, due 1/23/29	495,000	573,789
Diageo Capital PLC 2.144% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (b)	950,000	950,624

		1,796,880

Biotechnology 0.2%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,290,636

Building Materials 0.4%
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (a)	EUR 1,515,000	1,761,471

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials (continued)
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	$1,000,000	$1,027,500

		2,788,971

Chemicals 0.4%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (a)	610,000	607,819
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)	745,000	741,469
Huntsman International LLC 4.50%, due 5/1/29	731,000	776,857
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)	625,000	637,690

		2,763,835

Commercial Services 0.7%
Ashtead Capital, Inc. 4.00%, due 5/1/28 (United Kingdom) (a)	380,000	383,800
California Institute of Technology 3.65%, due 9/1/19	775,000	751,703
Cintas Corp. No 2 3.70%, due 4/1/27	1,065,000	1,155,418
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	710,000	747,275
PayPal Holdings, Inc. 2.40%, due 10/1/24	1,120,000	1,131,046

		4,169,242

Computers 0.4%
Apple, Inc.
1.55%, due 8/4/21	545,000	542,956
2.75%, due 1/13/25	715,000	738,843
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	680,000	748,815
5.30%, due 10/1/29	318,000	358,573

		2,389,187

Distribution & Wholesale 0.1%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	655,000	700,031

Diversified Financial Services 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.45%, due 12/16/21	285,000	297,059
4.625%, due 10/30/20	1,600,000	1,632,009
Air Lease Corp.
2.125%, due 1/15/20	730,000	729,958
2.75%, due 1/15/23	500,000	506,630
3.50%, due 1/15/22	340,000	349,418
4.25%, due 9/15/24	420,000	449,979

	Principal Amount	Value

Diversified Financial Services (continued)
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	$650,000	$698,555
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	324,725
8.00%, due 11/1/31	1,130,000	1,568,553
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	178,115
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	1,735,000	1,758,625

		8,493,626

Electric 1.2%
CMS Energy Corp. 5.05%, due 3/15/22	430,000	453,805
Connecticut Light & Power Co. 4.00%, due 4/1/48	450,000	516,811
Duke Energy Ohio, Inc. 4.30%, due 2/1/49	565,000	658,815
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	865,000	875,460
6.40%, due 9/15/20	925,000	951,803
Entergy Louisiana LLC 4.00%, due 3/15/33	790,000	894,006
Evergy, Inc. 5.292%, due 6/15/22 (e)	500,000	531,431
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	827,784
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	375,491
Southern California Edison Co.
3.70%, due 8/1/25	330,000	349,552
4.00%, due 4/1/47	520,000	547,483
WEC Energy Group, Inc. 4.022% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	447,037

		7,429,478

Environmental Controls 0.2%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	624,616
Waste Management, Inc. 2.40%, due 5/15/23	810,000	818,338

		1,442,954

Food 1.0%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	485,000	520,938
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (a)	1,290,000	1,306,174
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (Netherlands) (a)	1,110,000	1,110,129

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	$1,615,000	$1,651,221
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	565,000	566,670
Tyson Foods, Inc. 3.95%, due 8/15/24	965,000	1,034,812

		6,189,944

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	325,000	371,058

Health Care—Products 0.5%
Abbott Laboratories 3.40%, due 11/30/23	535,000	562,491
Becton Dickinson & Co.
3.70%, due 6/6/27	551,000	586,374
4.669%, due 6/6/47	635,000	757,045
Stryker Corp. 2.625%, due 3/15/21	1,220,000	1,230,380

		3,136,290

Health Care—Services 0.2%
Cigna Holding Co. 4.375%, due 12/15/20	135,000	137,236
Laboratory Corp. of America Holdings 2.30%, due 12/1/24	1,225,000	1,220,259

		1,357,495

Holding Company—Diversified 0.1%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	925,000	942,094

Home Builders 0.2%
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,101,375

Insurance 2.0%
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48	830,000	893,336
Jackson National Life Global Funding (a)
2.20%, due 1/30/20	1,295,000	1,295,103
2.368% (3 Month LIBOR + 0.48%), due 6/11/21 (b)	1,895,000	1,902,033
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	295,000	313,496
MassMutual Global Funding II (a)
2.50%, due 10/17/22	1,270,000	1,288,511
2.95%, due 1/11/25	365,000	374,935
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	425,000	449,346

	Principal Amount	Value

Insurance (continued)
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	$765,000	$769,275
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	1,470,000	1,478,521
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,083,077
Prudential Financial, Inc. 5.625%, due 6/15/43 (c)	560,000	602,000
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (United Kingdom) (a)	950,000	949,266
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	327,519
Willis North America, Inc. 2.95%, due 9/15/29	1,055,000	1,045,673

		12,772,091

Internet 0.5%
Expedia Group, Inc.
3.25%, due 2/15/30 (a)	1,305,000	1,256,012
3.80%, due 2/15/28	157,000	160,592
5.00%, due 2/15/26	22,000	24,271
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	70,000	65,541
Tencent Holdings, Ltd. (China) (a)
3.595%, due 1/19/28	440,000	459,966
3.925%, due 1/19/38	675,000	712,534
Weibo Corp. 3.50%, due 7/5/24	465,000	472,792

		3,151,708

Iron & Steel 0.3%
ArcelorMittal 4.55%, due 3/11/26 (Luxembourg)	800,000	849,549
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	435,000	510,603
6.875%, due 11/21/36	305,000	396,500

		1,756,652

Leisure Time 0.1%
NCL Corp., Ltd. Class C 3.625%, due 12/15/24 (a)	670,000	679,213

Lodging 0.5%
Las Vegas Sands Corp. 3.20%, due 8/8/24	555,000	571,431
Marriott International, Inc.
2.30%, due 1/15/22	890,000	894,214
3.60%, due 4/15/24	920,000	969,061
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	355,000	374,653
5.125%, due 8/8/25	460,000	504,776

		3,314,135

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	$545,000	$577,371
4.875%, due 4/1/21	1,445,000	1,491,962
John Deere Capital Corp. 3.65%, due 10/12/23	135,000	143,073

		2,212,406

Media 1.1%
Comcast Corp.
3.25%, due 11/1/39	675,000	685,712
3.45%, due 10/1/21	1,945,000	2,002,138
4.70%, due 10/15/48	555,000	685,295
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(f)	1,330,000	1,293,425
Grupo Televisa S.A.B. 5.25%, due 5/24/49 (Mexico)	480,000	519,401
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	340,000	364,220
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	419,031
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (a)	765,000	786,420

		6,755,642

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,536,385

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	455,000	499,988
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (Chile) (a)	635,000	626,154

		1,126,142

Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (a)	760,000	773,452
Textron Financial Corp. 3.645% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	1,295,000	1,029,525

		1,802,977

Oil & Gas 0.6%
Gazprom OAO Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (a)(f)	640,000	896,113
Marathon Petroleum Corp. 5.125%, due 12/15/26	450,000	509,778

	Principal Amount	Value

Oil & Gas (continued)
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	$381,000	$464,820
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	1,063,781
6.625%, due 6/15/37	415,000	549,117

		3,483,609

Packaging & Containers 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (New Zealand)
5.125%, due 7/15/23 (a)	1,060,000	1,085,175
5.75%, due 10/15/20	823,742	824,771

		1,909,946

Pharmaceuticals 0.8%
AbbVie, Inc. 4.05%, due 11/21/39 (a)	1,125,000	1,182,439
Allergan Funding SCS 3.45%, due 3/15/22	1,005,000	1,028,079
Bausch Health Cos., Inc. (a)
5.00%, due 1/30/28	145,000	148,827
5.75%, due 8/15/27	465,000	504,525
Bristol-Myers Squibb Co. (a)
3.40%, due 7/26/29	690,000	738,454
3.625%, due 5/15/24	1,400,000	1,479,656

		5,081,980

Pipelines 0.5%
Enterprise Products Operating LLC
3.125%, due 7/31/29	630,000	648,272
4.20%, due 1/31/50	160,000	171,749
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (a)	315,000	357,885
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	865,700
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	840,000	921,164

		2,964,770

Real Estate Investment Trusts 1.2%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	825,000	857,584
American Tower Corp. 3.375%, due 10/15/26	1,080,000	1,122,941
Crown Castle International Corp.
3.40%, due 2/15/21	920,000	932,519
5.25%, due 1/15/23	1,290,000	1,401,345
Digital Realty Trust, L.P.
2.75%, due 2/1/23	45,000	45,476
3.70%, due 8/15/27	1,295,000	1,372,361
Equinix, Inc. 2.625%, due 11/18/24	740,000	741,376
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	505,000	515,459

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Kilroy Realty, L.P. 3.45%, due 12/15/24	$720,000	$749,787

		7,738,848

Retail 0.9%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (a)	1,035,000	1,064,629
CVS Health Corp.
4.00%, due 12/5/23	1,355,000	1,434,001
4.78%, due 3/25/38	400,000	454,748
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	29,661	31,763
McDonald’s Corp. 3.35%, due 4/1/23	1,085,000	1,130,141
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	1,058,255
Starbucks Corp. 4.45%, due 8/15/49	475,000	550,994

		5,724,531

Semiconductors 0.3%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	945,000	962,764
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (a)	590,000	621,876

		1,584,640

Software 0.3%
Fiserv, Inc.
2.75%, due 7/1/24	325,000	330,741
3.20%, due 7/1/26	205,000	212,307
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	530,515
3.70%, due 4/11/28	690,000	756,986

		1,830,549

Telecommunications 1.2%
AT&T, Inc.
4.35%, due 3/1/29	320,000	356,004
4.90%, due 8/15/37	670,000	771,454
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	475,000	475,537
CommScope, Inc. 5.00%, due 6/15/21 (a)	227,000	227,114
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	990,000	1,095,889
Level 3 Financing, Inc. 3.40%, due 3/1/27 (a)	1,050,000	1,057,381
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	1,545,000	1,636,124

	Principal Amount	Value

Telecommunications (continued)
Telefonica Emisiones SAU (Spain)
5.134%, due 4/27/20	$800,000	$807,574
5.462%, due 2/16/21	175,000	181,632
Verizon Communications, Inc. 3.01% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	985,000	1,007,574

		7,616,283

Toys, Games & Hobbies 0.1%
Hasbro, Inc. 2.60%, due 11/19/22	500,000	503,064

Transportation 0.0%‡
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)	277,000	282,263

Total Corporate Bonds (Cost $168,837,642)		175,192,924

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP 525,000	774,298

Total Foreign Bonds (Cost $840,702)		774,298

Foreign Government Bonds 0.4%
Brazil 0.1%
Brazilian Government International Bond 4.625%, due 1/13/28 (Brazil)	$780,000	837,720

Mexico 0.3%
Mexico Government International Bond 4.15%, due 3/28/27 (Mexico)	1,486,000	1,592,249

Total Foreign Government Bonds (Cost $2,410,638)		2,429,969

Loan Assignments 1.0% (b)
Buildings & Real Estate 0.1%
Realogy Group LLC 2018 Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 2/8/25	877,761	861,669

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B TBD, due 4/3/24	1,279,258	1,273,261

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (b) (continued)
Environmental Controls 0.3%
Advanced Disposal Services, Inc. Term Loan B3 3.853% (1 Week LIBOR + 2.25%), due 11/10/23	$1,636,659	$1,642,286

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 3.799% (1 Month LIBOR + 2.00%), due 1/26/24	534,438	537,611

Insurance 0.2%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 5/9/25	1,271,772	1,270,977

Telecommunications 0.1%
Level 3 Financing, Inc. 2019 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 3/1/27	718,508	721,502

Total Loan Assignments (Cost $6,261,728)		6,307,306

Mortgage-Backed Securities 8.0%
Agency (Collateralized Mortgage Obligations) 4.9%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	865,910	869,260
REMIC, Series 4900, Class BE 3.00%, due 3/25/49	948,903	971,673
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	1,565,000	1,592,322
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	1,760,000	1,805,722
REMIC Series 4818, Class BD 3.50%, due 3/15/45	881,061	910,685
REMIC Series 4884, Class BA 3.50%, due 6/15/48	736,577	759,114
REMIC Series 4888, Class BA 3.50%, due 9/15/48	617,439	642,238
REMIC Series 4877, Class AT 3.50%, due 11/15/48	826,119	870,541
REMIC Series 4877, Class BE 3.50%, due 11/15/48	1,196,701	1,243,585
Federal National Mortgage Association
REMIC Series 2013-77, Class CY 3.00%, due 7/25/43	746,000	766,156

	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
Federal National Mortgage Association (continued)
Series 2019-25, Class PA 3.00%, due 5/25/48	$747,288	$767,445
Series 2019-13, Class PE 3.00%, due 3/25/49	950,161	967,705
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	1,840,000	1,874,012
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	1,355,599	1,414,854
REMIC, Series 2019-74, Class BA 3.50%, due 12/25/59	1,374,282	1,435,743
Government National Mortgage Association
Series 2017-123, Class AB 2.50%, due 1/20/47	733,229	734,219
Series 2014-91, Class MA 3.00%, due 1/16/40	798,976	816,808
Series 2018-127, Class PB 3.00%, due 9/20/47	1,980,461	2,019,805
Series 2019-29, Class CB 3.00%, due 10/20/48	791,816	803,673
REMIC Series 2019-29, Class AP 3.00%, due 10/20/48	1,302,804	1,321,914
Series 2019-52, Class JL 3.00%, due 11/20/48	767,483	780,815
Series 2019-59, Class KA 3.00%, due 12/20/48	1,319,119	1,357,007
Series 2019-43, Class PL 3.00%, due 4/20/49	1,636,917	1,678,892
Series 2019-74, Class AT 3.00%, due 6/20/49	978,378	995,576
Series 2013-149, Class BA 3.25%, due 8/16/41	2,364,334	2,451,329
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	660,325	685,790

		30,536,883

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.8%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	1,860,000	1,890,190
Series 2019-BN19, Class A2 2.926%, due 8/15/61	1,130,000	1,157,581
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.938% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	48,286	46,547
Benchmark Mortgage Trust
Series 2019-B14, Class A5 3.049%, due 12/15/62	975,000	1,006,378

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust (continued)
Series 2019-B12, Class A5 3.116%, due 8/15/52	$1,119,000	$1,162,085
BX Trust (a)
Series 2019-0C11, Class B 3.605%, due 12/9/41	350,000	358,811
Series 2019-0C11, Class C 3.856%, due 12/9/41	980,000	1,007,149
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	445,245	455,430
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.499%, due 8/25/46	1,094,000	1,134,165
Series 2014-K41, Class B 3.832%, due 11/25/47	330,000	348,378
Series 2013-K35, Class B 3.939%, due 12/25/46	820,000	860,597
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	475,000	488,127
Series 2019-GC40, Class A4 3.16%, due 7/10/52	788,000	820,184
Hawaii Hotel Trust Series 2019-MAUI, Class A 2.916% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	640,000	639,233
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	760,000	786,480
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	655,000	699,411
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	900,000	934,152
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	1,545,000	1,504,133
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.749%, due 6/15/36	940,000	1,004,648
Series 2018-AUS, Class A 4.058%, due 8/17/36	1,150,000	1,249,786

		17,553,465

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) 0.3%
Chase Home Lending Mortgage Trust (a)(h)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	$566,597	$576,070
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	643,263	647,126
JP Morgan Mortgage Trust (a)(h)
Series 2019-2, Class A4 4.00%, due 8/25/49	334,811	336,630
Series 2019-3, Class A3 4.00%, due 9/25/49	407,929	412,677
Series 2019-5, Class A4 4.00%, due 11/25/49	351,502	353,612

		2,326,115

Total Mortgage-Backed Securities (Cost $49,879,871)		50,416,463

Municipal Bonds 0.1%
New York 0.1%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	515,000	513,826

Total Municipal Bonds (Cost $515,000)		513,826

U.S. Government & Federal Agencies 13.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.3%
3.50%, due 1/1/48	4,284,753	4,467,872
3.50%, due 9/1/48	508,254	523,829
4.00%, due 2/1/49	657,277	685,821
4.00%, due 3/1/49	1,828,384	1,902,379
4.50%, due 11/1/48	3,173,605	3,407,453
5.00%, due 12/1/44	1,453,635	1,599,561
5.00%, due 12/1/48	1,906,903	2,038,049

		14,624,964

Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.6%
2.50%, due 12/1/37	1,145,741	1,152,254
3.50%, due 3/1/37	1,913,579	2,010,883
3.50%, due 2/1/42	1,552,903	1,624,121
3.50%, due 8/1/46	2,683,820	2,831,789
3.50%, due 10/1/48 TBA (i)	3,268,000	3,361,827
4.00%, due 4/1/48	3,425,904	3,591,467
4.00%, due 5/1/48	1,666,932	1,743,813
4.00%, due 9/1/48	2,577,874	2,733,723
4.00%, due 1/1/49	623,239	664,348
4.00%, due 2/1/49	875,688	912,727
4.00%, due 2/1/49	492,520	513,081

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 4/1/49	$5,038,862	$5,242,327
4.50%, due 7/1/48	2,645,298	2,794,654
4.50%, due 1/1/49	3,565,427	3,766,102
5.00%, due 9/1/33	1,802,837	1,986,714
6.00%, due 4/1/37	9,645	10,340

		34,940,170

United States Treasury Bonds 1.4%
2.25%, due 8/15/49 (f)	1,120,000	1,089,550
2.375%, due 11/15/49	2,315,000	2,313,824
4.375%, due 11/15/39	3,457,000	4,633,865
4.50%, due 5/15/38	485,000	656,285

		8,693,524

United States Treasury Notes 3.4%
1.50%, due 10/31/21	14,230,000	14,210,545
1.50%, due 10/31/24	6,095,000	6,044,288
1.75%, due 11/15/29	1,175,000	1,158,201

		21,413,034

United States Treasury Inflation—Indexed Notes 0.9% (j)
0.75%, due 7/15/28	1,665,853	1,752,510
0.875%, due 1/15/29	3,459,878	3,674,035

		5,426,545

Total U.S. Government & Federal Agencies (Cost $83,201,079)		85,098,237

Total Long-Term Bonds (Cost $321,554,079)		330,368,683

	Shares
Common Stocks 42.8%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	489,195	3,659,834
Lockheed Martin Corp.	4,881	1,900,564

		5,560,398

Air Freight & Logistics 0.7%
Deutsche Post A.G., Registered (Germany)	74,640	2,847,442
United Parcel Service, Inc., Class B	13,127	1,536,647

		4,384,089

Auto Components 0.4%
Cie Generale des Etablissements Michelin SCA (France)	19,438	2,378,773

Banks 2.1%
Commonwealth Bank of Australia (Australia)	26,759	1,500,372
Lloyds Banking Group PLC (United Kingdom)	3,380,462	2,798,600
People’s United Financial, Inc.	86,421	1,460,515

	Shares	Value
Banks (continued)
PNC Financial Services Group, Inc.	9,437	$1,506,428
Royal Bank of Canada (Canada)	23,481	1,857,974
Truist Financial Corp.	41,888	2,359,132
Wells Fargo & Co.	32,902	1,770,128

		13,253,149

Beverages 0.9%
Coca-Cola Co.	46,030	2,547,760
Coca-Cola European Partners PLC (United Kingdom)	25,245	1,284,466
PepsiCo., Inc.	14,912	2,038,023

		5,870,249

Biotechnology 0.8%
AbbVie, Inc.	30,625	2,711,537
Amgen, Inc.	8,568	2,065,488

		4,777,025

Capital Markets 0.6%
BlackRock, Inc.	2,973	1,494,527
Lazard, Ltd., Class A	4,578	182,937
Macquarie Group, Ltd. (Australia)	20,005	1,935,208

		3,612,672

Chemicals 1.7%
BASF S.E. (Germany)	36,184	2,733,574
Dow, Inc. (k)	55,141	3,017,867
LyondellBasell Industries N.V., Class A	24,869	2,349,623
Nutrien, Ltd. (Canada)	47,713	2,285,930

		10,386,994

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	6	28

Communications Equipment 0.4%
Cisco Systems, Inc.	54,209	2,599,864

Construction & Engineering 0.3%
Vinci S.A. (France)	14,890	1,653,509

Diversified Telecommunication Services 2.3%
AT&T, Inc.	90,727	3,545,611
BCE, Inc. (Canada)	85,494	3,960,817
TELUS Corp. (Canada)	62,478	2,419,155
Verizon Communications, Inc.	74,220	4,557,108

		14,482,691

Electric Utilities 3.6%
American Electric Power Co., Inc.	23,478	2,218,906
Duke Energy Corp.	46,570	4,247,650
Entergy Corp.	32,119	3,847,856
FirstEnergy Corp.	83,357	4,051,150
Fortis , Inc. (Canada)	36,529	1,515,677

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
PPL Corp.	86,674	$3,109,863
Terna Rete Elettrica Nazionale S.p.A. (Italy)	496,514	3,316,019

		22,307,121

Electrical Equipment 0.8%
Eaton Corp. PLC	29,039	2,750,574
Emerson Electric Co.	31,388	2,393,649

		5,144,223

Entertainment 0.2%
Cinemark Holdings, Inc.	42,993	1,455,313

Equity Real Estate Investment Trusts 1.6%
Iron Mountain, Inc.	79,689	2,539,688
Simon Property Group, Inc.	11,115	1,655,690
Unibail-Rodamco-Westfield (France)	15,652	2,469,371
Welltower, Inc.	43,134	3,527,499

		10,192,248

Food Products 0.7%
Nestle S.A., Registered (Switzerland)	17,878	1,935,583
Orkla ASA (Norway)	239,693	2,428,791

		4,364,374

Gas Utilities 0.6%
Snam S.p.A. (Italy)	772,423	4,060,076

Health Care Providers & Services 0.3%
UnitedHealth Group, Inc.	6,984	2,053,156

Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	12,202	1,330,140
Las Vegas Sands Corp.	59,686	4,120,722
McDonald’s Corp.	7,994	1,579,694
Vail Resorts, Inc.	6,180	1,482,149

		8,512,705

Household Durables 0.3%
Leggett & Platt, Inc.	33,569	1,706,312

Household Products 0.6%
Kimberly-Clark Corp.	14,982	2,060,774
Procter & Gamble Co.	15,282	1,908,722

		3,969,496

Industrial Conglomerates 0.6%
3M Co.	8,731	1,540,323
Siemens A.G., Registered (Germany)	15,405	2,013,787

		3,554,110

Insurance 3.6%
Allianz S.E., Registered (Germany)	20,198	4,948,091

	Shares	Value
Insurance (continued)
Assicurazioni Generali S.p.A. (Italy)	125,969	$2,599,203
AXA S.A. (France)	179,322	5,050,763
MetLife, Inc.	55,118	2,809,365
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	13,008	3,837,452
SCOR S.E. (France)	41,275	1,732,478
Tokio Marine Holdings, Inc. (Japan)	33,300	1,875,318

		22,852,670

IT Services 0.5%
International Business Machines Corp.	23,264	3,118,307

Media 0.2%
Comcast Corp., Class A	34,858	1,567,565
ION Media Networks, Inc. (k)(l)(m)(n)(o)	8	3,173

		1,570,738

Multi-Utilities 2.1%
Ameren Corp.	19,015	1,460,352
CenterPoint Energy, Inc.	77,044	2,100,990
Dominion Energy, Inc.	53,674	4,445,281
National Grid PLC (United Kingdom)	301,086	3,766,043
WEC Energy Group, Inc.	15,889	1,465,442

		13,238,108

Multiline Retail 0.3%
Target Corp.	16,433	2,106,875

Oil, Gas & Consumable Fuels 3.8%
Chevron Corp.	15,863	1,911,650
Enterprise Products Partners, L.P.	111,415	3,137,446
Exxon Mobil Corp.	34,799	2,428,274
Magellan Midstream Partners, L.P.	33,407	2,100,298
Occidental Petroleum Corp.	42,411	1,747,757
Pembina Pipeline Corp. (Canada) (f)	67,647	2,507,297
Phillips 66	19,543	2,177,286
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	61,429	3,623,083
TOTAL S.A. (France)	74,725	4,123,896

		23,756,987

Personal Products 0.4%
Unilever PLC (United Kingdom)	46,955	2,705,862

Pharmaceuticals 4.4%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	46,450	2,315,997
GlaxoSmithKline PLC (United Kingdom)	109,855	2,588,692
Johnson & Johnson	17,166	2,504,004
Merck & Co., Inc.	40,308	3,666,013
Novartis A.G., Registered (Switzerland)	36,116	3,429,490
Pfizer, Inc.	101,400	3,972,852

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Roche Holding A.G. (Switzerland)	7,815	$2,535,555
Sanofi (France)	30,109	3,026,760
Takeda Pharmaceutical Co., Ltd. (Japan)	83,000	3,309,153

		27,348,516

Semiconductors & Semiconductor Equipment 1.6%
Broadcom, Inc.	4,881	1,542,494
Intel Corp.	35,137	2,102,949
KLA Corp.	8,949	1,594,443
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	28,530	1,657,593
Texas Instruments, Inc.	22,720	2,914,749

		9,812,228

Software 0.3%
Micro Focus International PLC (United Kingdom)	7,088	99,878
Microsoft Corp.	13,068	2,060,823

		2,160,701

Specialty Retail 0.3%
Home Depot, Inc.	7,405	1,617,104

Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co., Ltd., GDR (Republic of Korea) (a)	1,919	2,289,367

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	97,947	1,454,513

Tobacco 2.3%
Altria Group, Inc.	74,720	3,729,276
British American Tobacco PLC (United Kingdom)	69,171	2,960,826
British American Tobacco PLC, Sponsored ADR (United Kingdom)	24,824	1,054,027
Imperial Brands PLC (United Kingdom)	119,660	2,962,395
Philip Morris International, Inc.	43,080	3,665,677

		14,372,201

Trading Companies & Distributors 0.3%
Watsco, Inc.	9,685	1,744,753

Wireless Telecommunication Services 0.3%
Rogers Communications, Inc., Class B (Canada)	33,014	1,639,323

Total Common Stocks (Cost $235,842,188)		268,066,828

	Shares	Value
Short-Term Investments 5.5%
Affiliated Investment Company 5.0%
MainStay U.S. Government Liquidity Fund, 1.40% (p)	31,151,491	$31,151,491

Unaffiliated Investment Company 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (p)(q)	3,136,658	3,136,658

Total Short-Term Investments (Cost $34,288,149)		34,288,149

Total Investments (Cost $591,684,416)	101.0%	632,723,660
Other Assets, Less Liabilities	(1.0)	(5,956,849)
Net Assets	100.0%	$626,766,811

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Step coupon—Rate shown was the rate in effect as of December 31, 2019.

(f)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $5,757,609; the total market value of collateral held by the Portfolio was $5,965,294. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,828,636 (See Note 2(M)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2019.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2019, the total net market value of these securities was $3,361,827, which represented 0.5% of the Portfolio’s net assets. All or

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	Non-income producing security.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31,
2019, the total market value of fair valued security was $3,173, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(n)

Illiquid security—As of December 31, 2019, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $3,173, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)

(o)	Restricted security. (See Note 5)

(p)	Current yield as of December 31, 2019.

(q)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of December 31, 2019, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	2,059,000,000	USD	19,016,306	JPMorgan Chase Bank N.A.	2/3/20	$(38,302)
USD	7,046,269	CAD	9,193,000	JPMorgan Chase Bank N.A.	2/3/20	(34,310)
USD	25,446,209	EUR	22,773,000	JPMorgan Chase Bank N.A.	2/3/20	(147,455)
USD	17,340,395	GBP	13,443,000	JPMorgan Chase Bank N.A.	2/3/20	(482,063)
Total unrealized depreciation						$(702,130)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of December 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
10-Year United States Treasury Note	23	March 2020	$2,954,474	$2,953,703	$(771)
2-Year United States Treasury Note	103	March 2020	22,202,508	22,196,500	(6,008)
5-Year United States Treasury Note	48	March 2020	5,712,948	5,693,250	(19,698)
Nikkei 225	210	March 2020	22,681,194	22,637,016	(44,178)
S&P 500 Index Mini	415	March 2020	65,801,230	67,045,325	1,244,095
United States Treasury Bond	38	March 2020	6,038,252	5,924,438	(113,814)
United States Treasury Ultra Bond	153	March 2020	28,595,896	27,793,406	(802,490)

Total Long Contracts					257,136

Short Contracts
10-Year United States Treasury Ultra Note	(30)	March 2020	(4,259,557)	(4,221,094)	38,463

Total Short Contracts					38,463

Net Unrealized Appreciation					$295,599

1.	As of December 31, 2019, cash in the amount of $4,107,794 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

TBD—To Be Determined

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$9,635,660	$—	$9,635,660
Corporate Bonds	—	175,192,924	—	175,192,924
Foreign Bonds	—	774,298	—	774,298
Foreign Government Bonds	—	2,429,969	—	2,429,969
Loan Assignments	—	6,307,306	—	6,307,306
Mortgage-Backed Securities	—	50,416,463	—	50,416,463
Municipal Bonds	—	513,826	—	513,826
U.S. Government & Federal Agencies	—	85,098,237	—	85,098,237

Total Long-Term Bonds	—	330,368,683	—	330,368,683

Common Stocks (b)	268,063,655	—	3,173	268,066,828
Short-Term Investments
Affiliated Investment Company	31,151,491	—	—	31,151,491
Unaffiliated Investment Company	3,136,658	—	—	3,136,658

Total Short-Term Investments	34,288,149	—	—	34,288,149

Total Investments in Securities	302,351,804	330,368,683	3,173	632,723,660

Other Financial Instruments
Futures Contracts (c)	1,282,558	—	—	1,282,558

Total Investments in Securities and Other Financial Instruments	$303,634,362	$330,368,683	$3,173	$634,006,218

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(702,130)	$—	$(702,130)
Futures Contracts (c)	(986,959)	—	—	(986,959)

Total Other Financial Instruments	$(986,959)	$(702,130)	$—	$(1,689,089)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $3,173 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2019 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019 (b)
Long-Term Bonds
Loan Assignments	$776,408	$11	$(32,053)	$46,458	$—	$(790,824)	$—	$—	$—	$—
Mortgage-Backed Securities	229,645	—	(27,226)	16,813	—	(219,232)	—	—	—	—
Common Stocks	4,954	—	—	(1,781)	—	—	—	—	3,173	(1,781)

Total	$1,011,007	$11	$(59,279)	$61,490	$—	$(1,010,056)	$—	$—	$3,173	$(1,781)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $560,532,925) including securities on loan of $5,757,609	$601,572,169
Investment in affiliated investment company, at value (identified cost $31,151,491)	31,151,491
Cash collateral on deposit at broker for futures contracts	4,107,794
Cash denominated in foreign currencies (identified cost $228,641)	231,690
Receivables:
Dividends and interest	3,258,086
Portfolio shares sold	393,422
Investment securities sold	324,670
Securities lending	3,655

Total assets	641,042,977

Liabilities
Due to custodian	282,835
Cash collateral received for securities on loan	3,136,658
Payables:
Investment securities purchased	9,302,209
Portfolio shares redeemed	322,647
Manager (See Note 3)	300,448
NYLIFE Distributors (See Note 3)	90,994
Professional fees	51,864
Shareholder communication	34,462
Custodian	32,807
Variation margin on futures contracts	5,225
Trustees	941
Accrued expenses	12,946
Unrealized depreciation on foreign currency forward contracts	702,130

Total liabilities	14,276,166

Net assets	$626,766,811

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,787
Additional paid-in capital	563,450,508

563,487,295
Total distributable earnings (loss)	63,279,516

Net assets	$626,766,811

Initial Class
Net assets applicable to outstanding shares	$193,251,670

Shares of beneficial interest outstanding	11,277,927

Net asset value per share outstanding	$17.14

Service Class
Net assets applicable to outstanding shares	$433,515,141

Shares of beneficial interest outstanding	25,509,518

Net asset value per share outstanding	$16.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest (a)	$10,584,970
Dividends-unaffiliated (b)	9,915,984
Dividends-affiliated	499,781
Securities lending	59,771

Total income	21,060,506

Expenses
Manager (See Note 3)	3,317,648
Distribution/Service—Service Class (See Note 3)	987,326
Professional fees	122,993
Custodian	89,955
Shareholder communication	79,276
Trustees	14,294
Miscellaneous	33,280

Total expenses	4,644,772

Net investment income (loss)	16,415,734

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	7,929,278
Futures transactions	19,448,042
Foreign currency forward transactions	1,550,158
Foreign currency transactions	11,516

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	28,938,994

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	48,323,963
Futures contracts	2,425,050
Foreign currency forward contracts	(1,460,165)
Translation of other assets and liabilities in foreign currencies	(20,891)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	49,267,957

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	78,206,951

Net increase (decrease) in net assets resulting from operations	$94,622,685

(a)	Interest recorded net of foreign withholding taxes in the amount of $579.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $551,611.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,415,734	$17,953,134
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	28,938,994	2,062,684
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	49,267,957	(52,058,869)

Net increase (decrease) in net assets resulting from operations	94,622,685	(32,043,051)

Distributions to shareholders:
Initial Class	(9,012,589)	(13,810,543)
Service Class	(18,348,399)	(27,695,573)

Total distributions to shareholders	(27,360,988)	(41,506,116)

Capital share transactions:
Net proceeds from sale of shares	65,962,538	44,187,935
Net asset value of shares issued to shareholders in reinvestment of distributions	27,360,988	41,506,116
Cost of shares redeemed	(73,300,588)	(105,059,494)

Increase (decrease) in net assets derived from capital share transactions	20,022,938	(19,365,443)

Net increase (decrease) in net assets	87,284,635	(92,914,610)

Net Assets
Beginning of year	539,482,176	632,396,786

End of year	$626,766,811	$539,482,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019		2018		2017	2016	2015

Net asset value at beginning of year	$15.23		$17.29		$15.94	$15.31	$17.30

Net investment income (loss) (a)	0.49		0.53		0.49	0.54	0.64

Net realized and unrealized gain (loss) on investments	2.22		(1.49)		1.62	0.72	(1.36)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.11		(0.14)	0.14	0.14

Total from investment operations	2.71		(0.85)		1.97	1.40	(0.58)

Less distributions:

From net investment income	(0.68)		(0.46)		(0.54)	(0.68)	(0.80)

From net realized gain on investments	(0.12)		(0.75)		(0.08)	(0.09)	(0.61)

Total distributions	(0.80)		(1.21)		(0.62)	(0.77)	(1.41)

Net asset value at end of year	$17.14		$15.23		$17.29	$15.94	$15.31

Total investment return (b)	18.07%		(5.21%)		12.53%	9.30%	(3.50%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.00%		3.18%		2.91%	3.47%	3.79%

Net expenses (c)	0.63%		0.62%		0.62%	0.63%	0.63%

Interest expense and fees	—		0.00	% (d)	0.01%	—	—

Portfolio turnover rate	59	%(e)	50	% (e)	26%	28%	35%

Net assets at end of year (in 000’s)	$193,252		$178,608		$207,056	$202,450	$206,198

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 39% for the years ended December 31, 2019 and 2018, respectively.

	Year ended December 31,

Service Class	2019		2018		2017	2016	2015

Net asset value at beginning of year	$15.11		$17.17		$15.83	$15.21	$17.20

Net investment income (loss) (a)	0.45		0.48		0.44	0.50	0.59

Net realized and unrealized gain (loss) on investments	2.19		(1.48)		1.62	0.72	(1.35)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.11		(0.14)	0.14	0.14

Total from investment operations	2.64		(0.89)		1.92	1.36	(0.62)

Less distributions:

From net investment income	(0.64)		(0.42)		(0.50)	(0.65)	(0.76)

From net realized gain on investments	(0.12)		(0.75)		(0.08)	(0.09)	(0.61)

Total distributions	(0.76)		(1.17)		(0.58)	(0.74)	(1.37)

Net asset value at end of year	$16.99		$15.11		$17.17	$15.83	$15.21

Total investment return (b)	17.78%		(5.45%)		12.25%	9.03%	(3.74%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.74%		2.93%		2.65%	3.20%	3.54%

Net expenses (c)	0.88%		0.87%		0.87%	0.88%	0.88%

Interest expense and fees	—		0.00	% (d)	0.01%	—	—

Portfolio turnover rate	59	%(e)	50	% (e)	26%	28%	35%

Net assets at end of year (in 000’s)	$433,515		$360,874		$425,340	$361,357	$309,350

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 39% for the years ended December 31, 2019 and 2018, respectively.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are

30	MainStay VP Income Builder Portfolio

deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2019 and can change at any time. Illiquid investments as of December 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on

31

Notes to Financial Statements (continued)

investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

32	MainStay VP Income Builder Portfolio

liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the

33

Notes to Financial Statements (continued)

Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $5,757,609; the total market value of collateral held by the Portfolio was $5,965,294. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $2,828,636 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $3,136,658.

(N)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(O)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss.

34	MainStay VP Income Builder Portfolio

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(R)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

35

Notes to Financial Statements (continued)

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$1,244,095	$38,463	$1,282,558

Total Fair Value		$—	$1,244,095	$38,463	$1,282,558

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(44,178)	$(942,781)	$(986,959)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(702,130)	—	—	(702,130)

Total Fair Value		$(702,130)	$(44,178)	$(942,781)	$(1,689,089)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$13,305,168	$6,142,874	$19,448,042
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	1,550,158	—	—	1,550,158

Total Realized Gain (Loss)		$1,550,158	$13,305,168	$6,142,874	$20,998,200

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$5,391,431	$(2,966,381)	$2,425,050
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(1,460,165)	—	—	(1,460,165)

Total Change in Unrealized Appreciation (Depreciation)		$(1,460,165)	$5,391,431	$(2,966,381)	$964,885

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Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$81,939,907	$62,731,672	$144,671,579
Futures Contracts Short	$—	$—	$(6,448,813)	$(6,448,813)
Forward Contracts Long	$41,428,818	$—	$—	$41,428,818
Forward Contracts Short	$(70,139,462)	$—	$—	$(70,139,462)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion and 0.55%

in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.57%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,317,648 and paid MacKay Shields and Epoch $937,834 and $720,990, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$20,625	$216,719	$(206,193)	$—	$—	$31,151	$500	$—	31,151

37

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$592,469,259	$49,673,491	$(9,862,095)	$39,811,396

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,687,460	$18,300,837	$49,288	$40,241,931	$63,279,516

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market on foreign currency forward contracts and futures contracts, partnerships and straddle losses deferred.

The Portfolio utilized $2,353,551 of capital loss carryforwards during the year ended December 31, 2019.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$27,360,988	$—	$19,896,282	$21,609,834

Note 5–Restricted Securities

Restricted securities are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of December 31, 2019, the Portfolio held the following restricted security:

Security	Date of Acquisition	Shares	Cost	12/31/19 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$3,173	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $202,598 and $152,624, respectively. Purchases and sales of securities, other than U.S. government

38	MainStay VP Income Builder Portfolio

securities and short-term securities, were $164,006 and $171,639, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	375,597	$6,275,383
Shares issued to shareholders in reinvestment of distributions	545,038	9,012,589
Shares redeemed	(1,372,799)	(22,552,026)

Net increase (decrease)	(452,164)	$(7,264,054)

Year ended December 31, 2018:
Shares sold	300,882	$5,010,909
Shares issued to shareholders in reinvestment of distributions	858,893	13,810,543
Shares redeemed	(1,402,756)	(23,271,546)

Net increase (decrease)	(242,981)	$(4,450,094)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	3,626,766	$59,687,155
Shares issued to shareholders in reinvestment of distributions	1,117,887	18,348,399
Shares redeemed	(3,121,769)	(50,748,562)

Net increase (decrease)	1,622,884	$27,286,992

Year ended December 31, 2018:
Shares sold	2,355,913	$39,177,026
Shares issued to shareholders in reinvestment of distributions	1,735,492	27,695,573
Shares redeemed	(4,981,260)	(81,787,948)

Net increase (decrease)	(889,855)	$(14,915,349)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

40	MainStay VP Income Builder Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay and/or Epoch. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business con-

tinuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and Epoch provide to the Portfolio. The Board evaluated MacKay’s and Epoch’s experience in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch, and New York Life Investments,’ MacKay’s and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments, MacKay and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay and Epoch. The Board reviewed MacKay’s and Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

42	MainStay VP Income Builder Portfolio

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay and Epoch as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and Epoch

The Board considered information provided by New York Life Investments, MacKay and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments, MacKay and Epoch and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay and Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

44	MainStay VP Income Builder Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay VP Income Builder Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

47

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay VP Income Builder Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802542	MSVPIB11-02/20 (NYLIAC) NI522

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2017	8.30%	3.31%	0.31%
Service Class Shares	5/1/2017	8.03	3.06	0.56

Benchmark Performance	One Year	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	8.72%	3.93%
Morningstar Intermediate Core Bond Category Average[4]	8.06	3.56

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Core Bond is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,021.70	$1.48	$1,023.74	$1.48	0.29%

Service Class Shares	$1,000.00	$1,020.40	$2.75	$1,022.48	$2.75	0.54%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.375%–3.125%, due 6/30/20–11/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.50%, due 7/1/21–9/1/49

3.	United States Treasury Bonds, 2.25%–4.625%, due 2/15/36–8/15/49

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 11/20/42–7/20/49

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–5.50%, due 12/1/25–1/1/49
6.	iShares Long-Term Corporate Bond ETF

7.	iShares Intermediate-Term Corporate Bond ETF

8.	KfW, 1.50%–2.125%, due 4/20/20–3/7/22

9.	Federal National Mortgage Association, 1.375%–2.875%, due 10/30/20–9/24/26

10.	iShares Short-Term Corporate Bond ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Indexed Bond Portfolio returned 8.30% for Initial Class shares and 8.03% for Service Class shares. Over the same period, both share classes underperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the 12 months ended December 31, 2019, Initial Class shares outperformed and Service Class shares underperformed the 8.06% return of the Morningstar Intermediate Core Bond Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio used U.S. Treasury futures to reduce variations between the Portfolio and its benchmark. These trades reduced tracking error between the Portfolio and its benchmark.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period we saw lower-quality securities outperform higher-quality securities. BBB-rated2 credits produced the highest excess returns,3 followed by credits rated A.4 Credits rated AAA and AA underperformed all the lower-quality segments of the market.5

What was the Portfolio’s duration6 strategy during the reporting period?

The Portfolio uses a passive strategy that seeks to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of December 31, 2019, the Portfolio’s duration was approximately 5.86 years compared to a duration of 5.88 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?

During the reporting period, all broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive total returns. The corporate sector contributed the strongest performance, led by industrials and financial institutions. (Contributions take weightings and total returns into account.) In the non-corporate sector, the sovereign subsector was the Portfolio’s best performer. Among securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. U.S. government agencies outperformed U.S. Treasury bonds during the same period.

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

No changes to the Bloomberg Barclays U.S. Aggregate Bond Index were material enough to lead us to change our investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

4.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

5.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong.

6.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 93.9%† Asset-Backed Securities 0.4%
Automobile 0.4%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	$99,000	$99,768
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.26%, due 7/20/21	200,000	201,819
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	300,000	300,334
GM Financial Securitized Term Auto Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	700,000	708,589
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	800,000	808,062
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	100,535

Total Asset-Backed Securities (Cost $2,198,755)		2,219,107

Corporate Bonds 22.2%
Aerospace & Defense 0.5%
Boeing Co. 3.25%, due 3/1/28	460,000	479,105
General Dynamics Corp. 3.00%, due 5/11/21	255,000	259,292
Lockheed Martin Corp. 4.07%, due 12/15/42	255,000	291,207
Northrop Grumman Corp. 7.75%, due 2/15/31	210,000	301,842
Raytheon Co. 3.15%, due 12/15/24	255,000	267,800
Rockwell Collins, Inc. 3.50%, due 3/15/27	210,000	223,050
United Technologies Corp.
2.65%, due 11/1/26	610,000	624,551
3.65%, due 8/16/23	50,000	52,720

		2,499,567

Apparel 0.0%‡
Nike, Inc. 3.625%, due 5/1/43	65,000	70,477

	Principal Amount	Value
Auto Manufacturers 0.4%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	$1,300,000	$1,309,581
General Motors Financial Co., Inc. 4.35%, due 1/17/27	665,000	699,101
Toyota Motor Credit Corp. 2.25%, due 10/18/23	290,000	292,851

		2,301,533

Banks 5.9%
Bank of America Corp.
3.248%, due 10/21/27	405,000	422,195
3.30%, due 1/11/23	835,000	863,292
3.419%, due 12/20/28 (b)	510,000	535,573
5.00%, due 1/21/44	520,000	678,239
5.625%, due 7/1/20	375,000	381,880
Bank of New York Mellon Corp.
2.05%, due 5/3/21	95,000	95,302
2.50%, due 4/15/21	610,000	614,218
3.00%, due 2/24/25	410,000	426,451
Bank of Nova Scotia 2.70%, due 3/7/22	720,000	732,711
Barclays PLC 5.25%, due 8/17/45	270,000	328,104
BNP Paribas S.A. 3.25%, due 3/3/23	445,000	461,341
Capital One Financial Co. 3.05%, due 3/9/22	565,000	576,859
Citigroup, Inc.
2.65%, due 10/26/20	610,000	613,330
3.375%, due 3/1/23	915,000	948,729
4.45%, due 9/29/27	735,000	809,809
4.65%, due 7/30/45	170,000	210,638
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.25%, due 5/24/41	405,000	553,633
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 6/9/23	335,000	350,752
Fifth Third Bank 2.25%, due 6/14/21	470,000	472,546
Goldman Sachs Group, Inc.
2.60%, due 12/27/20	525,000	526,101
2.905%, due 7/24/23 (b)	1,420,000	1,445,634
3.85%, due 1/26/27	520,000	553,565
4.80%, due 7/8/44	220,000	266,479
HSBC Holdings PLC
2.65%, due 1/5/22	1,060,000	1,071,695
3.90%, due 5/25/26	750,000	800,042
JPMorgan Chase & Co.
4.25%, due 10/1/27	1,340,000	1,483,623
4.26%, due 2/22/48 (b)	500,000	590,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Keybank N.A. 2.40%, due 6/9/22	$335,000	$338,511
KfW
1.50%, due 4/20/20	830,000	829,443
2.125%, due 3/7/22	2,730,000	2,757,081
Lloyds Banking Group PLC 3.75%, due 1/11/27	270,000	283,996
Mitsubishi UFJ Financial Group, Inc. 3.455%, due 3/2/23	510,000	527,836
Morgan Stanley
2.50%, due 4/21/21	450,000	453,412
3.625%, due 1/20/27	1,500,000	1,597,221
4.10%, due 5/22/23	555,000	586,058
National Australia Bank, Ltd. 2.50%, due 5/22/22	335,000	338,968
PNC Bank N.A. 2.625%, due 2/17/22	335,000	339,715
Royal Bank of Canada 2.75%, due 2/1/22	330,000	335,972
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	270,000	282,969
Santander UK PLC 2.375%, due 3/16/20	610,000	610,322
State Street Corp. 4.375%, due 3/7/21	350,000	360,368
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	1,355,000	1,360,223
Toronto-Dominion Bank 2.50%, due 12/14/20	445,000	447,557
Truist Financial Corp.
2.05%, due 5/10/21	705,000	706,485
2.75%, due 4/1/22	255,000	259,519
Wells Fargo & Co.
2.55%, due 12/7/20	300,000	301,828
3.00%, due 4/22/26	600,000	617,211
3.50%, due 3/8/22	355,000	366,613
4.75%, due 12/7/46	500,000	600,448
Westpac Banking Corp. 2.80%, due 1/11/22	445,000	452,268

		31,567,719

Beverages 0.6%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.
2.50%, due 7/15/22	97,000	98,734
4.60%, due 4/15/48	1,265,000	1,447,671
Coca Cola Co. 2.25%, due 9/1/26	290,000	291,952
Constellation Brands, Inc. 3.60%, due 2/15/28	100,000	105,827

	Principal Amount	Value
Beverages (continued)
Diageo Capital PLC 5.875%, due 9/30/36	$218,000	$293,174
Keurig Dr. Pepper, Inc. 4.985%, due 5/25/38	65,000	76,756
Molson Coors Brewing Co. 4.20%, due 7/15/46	65,000	64,880
PepsiCo, Inc.
2.75%, due 3/1/23	330,000	339,184
2.85%, due 2/24/26	210,000	218,134
4.45%, due 4/14/46	105,000	128,996

		3,065,308

Biotechnology 0.3%
Amgen, Inc.
2.70%, due 5/1/22	180,000	182,432
3.125%, due 5/1/25	255,000	266,056
4.40%, due 5/1/45	180,000	201,699
Baxalta, Inc. 3.60%, due 6/23/22	39,000	40,039
Gilead Sciences, Inc.
3.65%, due 3/1/26	440,000	473,878
4.60%, due 9/1/35	180,000	214,942

		1,379,046

Building Materials 0.0%‡
Johnson Controls International PLC 6.00%, due 1/15/36	50,000	61,381

Chemicals 0.3%
Dow Chemical Co. 3.00%, due 11/15/22	445,000	455,058
DuPont de Nemours, Inc. 4.493%, due 11/15/25	375,000	413,021
Mosaic Co. 4.05%, due 11/15/27	405,000	420,588
Nutrien, Ltd. 5.875%, due 12/1/36	210,000	249,891
Sherwin-Williams Co. 3.95%, due 1/15/26	255,000	272,918

		1,811,476

Commercial Services 0.0%‡
Ecolab, Inc. 2.70%, due 11/1/26	210,000	215,770

Computers 0.6%
Apple, Inc.
2.15%, due 2/9/22	180,000	181,528
2.90%, due 9/12/27	250,000	260,285
3.35%, due 2/9/27	16,000	17,043
4.25%, due 2/9/47	180,000	215,526
4.50%, due 2/23/36	745,000	905,377

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers (continued)
Dell International LLC / EMC Corp. (a)
5.45%, due 6/15/23	$445,000	$482,709
6.02%, due 6/15/26	300,000	345,360
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	180,000	190,193
IBM Corp.
1.875%, due 8/1/22	200,000	199,980
3.45%, due 2/19/26	175,000	186,681
3.50%, due 5/15/29	290,000	312,013

		3,296,695

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. 2.70%, due 2/2/26	210,000	218,772
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	104,768

		323,540

Diversified Financial Services 0.4%
American Express Co.
2.50%, due 8/1/22	300,000	303,584
3.40%, due 2/27/23	365,000	379,001
GE Capital International Funding Co. 3.373%, due 11/15/25	925,000	963,840
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	90,000	91,704
Visa, Inc.
2.80%, due 12/14/22	405,000	416,773
4.30%, due 12/14/45	175,000	215,129

		2,370,031

Electric 1.4%
American Electric Power Co., Inc. 2.15%, due 11/13/20	525,000	526,027
CenterPoint Energy Houston Electric LLC 4.25%, due 2/1/49	250,000	294,227
Commonwealth Edison Co. 3.65%, due 6/15/46	390,000	414,236
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	565,000	731,877
DTE Electric Co. 3.375%, due 3/1/25	180,000	189,816
Duke Energy Carolinas LLC
3.875%, due 3/15/46	690,000	765,953
4.00%, due 9/30/42	210,000	234,400
Edison International 2.95%, due 3/15/23	180,000	180,181
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	180,000	181,675

	Principal Amount	Value
Electric (continued)
Exelon Corp. 2.85%, due 6/15/20	$375,000	$375,862
Florida Power & Light Co.
2.75%, due 6/1/23	120,000	123,015
3.80%, due 12/15/42	165,000	179,979
Kentucky Utilities Co. 3.25%, due 11/1/20	260,000	261,917
MidAmerican Energy Co. 3.95%, due 8/1/47	330,000	374,160
Ohio Power Co. Series G 6.60%, due 2/15/33	165,000	223,861
PPL Electric Utilities Corp. 3.95%, due 6/1/47	100,000	111,212
San Diego Gas & Electric Co. 4.15%, due 5/15/48	210,000	231,104
Sempra Energy 3.80%, due 2/1/38	210,000	219,594
Southern California Edison Co. 4.125%, due 3/1/48	210,000	224,386
Southern Co.
2.95%, due 7/1/23	180,000	184,646
4.40%, due 7/1/46	250,000	277,267
Virginia Electric & Power Co. 4.00%, due 1/15/43	365,000	403,598
Xcel Energy, Inc. 3.30%, due 6/1/25	730,000	762,384

		7,471,377

Environmental Controls 0.1%
Republic Services, Inc. 3.20%, due 3/15/25	255,000	265,333
Waste Management, Inc. 3.15%, due 11/15/27	255,000	266,097

		531,430

Food 0.3%
General Mills, Inc.
3.15%, due 12/15/21	180,000	184,036
4.20%, due 4/17/28	65,000	72,457
Kraft Heinz Food Co. 3.00%, due 6/1/26	555,000	555,161
Sysco Corp. 3.25%, due 7/15/27	255,000	267,270
Tyson Foods, Inc. 5.10%, due 9/28/48	250,000	314,790

		1,393,714

Forest Products & Paper 0.1%
Fibria Overseas Finance, Ltd. 5.50%, due 1/17/27	405,000	442,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper (continued)
International Paper Co. 3.80%, due 1/15/26	$260,000	$277,520

		720,493

Gas 0.0%‡
NiSource, Inc. 3.49%, due 5/15/27	210,000	220,925

Health Care—Products 0.3%
Abbott Laboratories
3.75%, due 11/30/26	150,000	163,898
4.90%, due 11/30/46	100,000	131,426
Becton Dickinson & Co. 3.70%, due 6/6/27	131,000	139,410
Boston Scientific Corp. 4.70%, due 3/1/49	200,000	243,386
Medtronic, Inc. 4.625%, due 3/15/45	349,000	439,585
Stryker Corp. 3.65%, due 3/7/28	210,000	226,023
Thermo Fisher Scientific, Inc. 2.95%, due 9/19/26	290,000	298,235

		1,641,963

Health Care—Services 0.3%
Aetna, Inc. 6.625%, due 6/15/36	210,000	283,656
Anthem, Inc. 4.375%, due 12/1/47	255,000	281,551
Laboratory Corporation of America Holdings 3.60%, due 2/1/25	255,000	268,473
UnitedHealth Group, Inc.
3.10%, due 3/15/26	500,000	523,745
4.45%, due 12/15/48	250,000	299,022

		1,656,447

Household Products & Wares 0.1%
Clorox Co. 3.90%, due 5/15/28	210,000	230,843
Kimberly-Clark Corp. 2.75%, due 2/15/26	210,000	216,313

		447,156

Housewares 0.0%‡
Newell Brands, Inc. 3.85%, due 4/1/23	175,000	181,862

Insurance 0.5%
Allstate Corp. 5.35%, due 6/1/33	210,000	261,449

	Principal Amount	Value
Insurance (continued)
American International Group, Inc. 6.25%, due 5/1/36	$350,000	$467,798
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	355,000	410,468
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	180,000	191,435
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	390,000	396,252
Metlife, Inc. 3.00%, due 3/1/25	330,000	343,363
Progressive Corp. 3.75%, due 8/23/21	300,000	309,447
Prudential Financial, Inc.
4.418%, due 3/27/48	125,000	145,415
4.50%, due 11/15/20	330,000	337,390

		2,863,017

Internet 0.2%
Alphabet, Inc. 3.375%, due 2/25/24	300,000	319,125
Amazon.com, Inc. 3.875%, due 8/22/37	810,000	920,633

		1,239,758

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	260,000	324,456

Machinery—Diversified 0.0%‡
Deere & Co. 3.90%, due 6/9/42	145,000	163,178

Media 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, due 7/23/25	750,000	825,883
5.75%, due 4/1/48	250,000	291,981
Comcast Corp.
1.625%, due 1/15/22	615,000	613,472
2.65%, due 2/1/30	625,000	627,678
3.40%, due 7/15/46	1,215,000	1,233,188
Discovery Communications LLC 3.95%, due 3/20/28	350,000	373,633
TWDC Enterprises 18 Corp. 2.35%, due 12/1/22	510,000	517,609
Walt Disney Co.
3.00%, due 9/15/22	615,000	633,539
6.40%, due 12/15/35	410,000	582,748

		5,699,731

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.2%
Barrick North America Finance LLC 5.70%, due 5/30/41	$100,000	$123,352
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	430,000	459,175
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	405,000	435,488

		1,018,015

Miscellaneous—Manufacturing 0.2%
3M Co. 4.00%, due 9/14/48	250,000	276,031
Eaton Corp. 4.00%, due 11/2/32	210,000	238,258
General Electric Co. 4.125%, due 10/9/42	44,000	45,392
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, due 5/1/20	375,000	375,491
Parker-Hannifin Corp.
3.50%, due 9/15/22	240,000	249,035
4.20%, due 11/21/34	65,000	71,973

		1,256,180

Multi-National 1.4%
Asian Development Bank 2.75%, due 3/17/23	1,000,000	1,033,238
European Investment Bank
2.25%, due 8/15/22	1,525,000	1,547,652
2.375%, due 5/24/27	570,000	588,283
Inter-American Development Bank 1.75%, due 4/14/22	915,000	916,439
International Bank for Reconstruction & Development
2.00%, due 1/26/22	1,525,000	1,535,924
3.00%, due 9/27/23	1,000,000	1,046,896
Japan Bank for International Cooperation 2.875%, due 6/1/27	576,000	602,529

		7,270,961

Oil & Gas 1.1%
BP Capital Markets America, Inc. 3.588%, due 4/14/27	250,000	267,674
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	100,000	130,131
Cenovus Energy, Inc. 5.25%, due 6/15/37	300,000	332,516
Chevron Corp. 3.191%, due 6/24/23	410,000	426,836
ConocoPhillips Co. 5.95%, due 3/15/46	95,000	135,985
Devon Energy Corp. 4.75%, due 5/15/42	210,000	235,600

	Principal Amount	Value
Oil & Gas (continued)
Enterprise Products Operating LLC 4.80%, due 2/1/49	$350,000	$411,163
EOG Resources, Inc. 3.90%, due 4/1/35	180,000	199,684
Equinor ASA 5.10%, due 8/17/40	360,000	459,109
Exxon Mobil Corp. 4.114%, due 3/1/46	390,000	457,881
Hess Corp. 7.125%, due 3/15/33	100,000	126,483
Marathon Petroleum Corp. 5.125%, due 3/1/21	1,020,000	1,056,103
Occidental Petroleum Corp.
3.00%, due 2/15/27	380,000	380,724
5.55%, due 3/15/26	320,000	362,915
Petroleos Mexicanos 6.50%, due 6/2/41	250,000	248,250
Shell International Finance B.V.
2.375%, due 8/21/22	290,000	294,037
3.75%, due 9/12/46	510,000	560,861

		6,085,952

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	450,000	480,056

Pharmaceuticals 1.2%
AbbVie, Inc.
3.20%, due 11/6/22	440,000	451,494
3.75%, due 11/14/23	70,000	73,684
4.70%, due 5/14/45	180,000	201,144
Allergan Funding SCS
3.80%, due 3/15/25	200,000	210,182
4.75%, due 3/15/45	100,000	108,911
AstraZeneca PLC 6.45%, due 9/15/37	440,000	620,608
Bristol-Myers Squibb Co. (a)
2.75%, due 2/15/23	25,000	25,480
3.40%, due 7/26/29	530,000	567,219
3.55%, due 8/15/22	155,000	161,092
3.625%, due 5/15/24	510,000	539,017
Cigna Corp.
3.90%, due 2/15/22 (a)	405,000	419,459
4.125%, due 11/15/25	225,000	244,180
4.90%, due 12/15/48	250,000	298,624
Eli Lilly & Co. 3.95%, due 3/15/49	250,000	289,594
GlaxoSmithKline Capital, Inc. 3.875%, due 5/15/28	255,000	281,670
Johnson & Johnson
3.55%, due 3/1/36	40,000	43,776
4.95%, due 5/15/33	250,000	312,073

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Merck & Co., Inc. 3.70%, due 2/10/45	$210,000	$232,318
Mylan, Inc.
4.20%, due 11/29/23	50,000	52,945
5.20%, due 4/15/48	65,000	72,777
Novartis Capital Corp. 4.00%, due 11/20/45	260,000	301,986
Pfizer, Inc.
3.00%, due 6/15/23	155,000	161,160
3.20%, due 9/15/23	25,000	26,084
4.00%, due 12/15/36	440,000	499,026
4.10%, due 9/15/38	70,000	80,048

		6,274,551

Pipelines 0.8%
Enbridge, Inc. 4.50%, due 6/10/44	210,000	231,563
Energy Transfer Operating, L.P. 4.05%, due 3/15/25	1,330,000	1,398,335
Enterprise Products Operating LLC 3.70%, due 2/15/26	400,000	425,858
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	255,000	308,735
Kinder Morgan, Inc. 4.30%, due 6/1/25	515,000	558,767
MPLX, L.P. 4.125%, due 3/1/27	255,000	267,862
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	412,000	447,233
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	180,000	184,680
TransCanada PipeLines, Ltd.
4.875%, due 1/15/26	260,000	291,109
4.875%, due 5/15/48	100,000	118,289
Williams Cos., Inc. 3.35%, due 8/15/22	250,000	256,158

		4,488,589

Real Estate 0.0%‡
Prologis, L.P. 3.75%, due 11/1/25	180,000	194,889

Real Estate Investment Trusts 0.3%
American Tower Corp. 5.00%, due 2/15/24	170,000	186,977
AvalonBay Communities, Inc. 2.90%, due 10/15/26	180,000	185,129
ERP Operating, L.P.
3.25%, due 8/1/27	210,000	220,782
4.625%, due 12/15/21	225,000	235,082

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Realty Income Corp. 4.65%, due 3/15/47	$125,000	$151,564
Simon Property Group, L.P. 4.25%, due 11/30/46	368,000	421,051

		1,400,585

Retail 0.7%
CVS Health Corp.
2.75%, due 12/1/22	330,000	335,360
2.80%, due 7/20/20	300,000	300,855
4.30%, due 3/25/28	210,000	229,413
5.05%, due 3/25/48	405,000	479,936
Home Depot, Inc. 4.25%, due 4/1/46	355,000	418,633
Lowe’s Cos., Inc. 4.05%, due 5/3/47	360,000	388,922
McDonald’s Corp. 3.375%, due 5/26/25	560,000	592,482
Target Corp. 3.50%, due 7/1/24	250,000	267,601
Walmart, Inc.
2.85%, due 7/8/24	225,000	233,448
3.30%, due 4/22/24	65,000	68,363
4.30%, due 4/22/44	300,000	356,600

		3,671,613

Semiconductors 0.4%
Applied Materials, Inc. 5.10%, due 10/1/35	210,000	265,523
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, due 1/15/21	300,000	300,230
3.00%, due 1/15/22	180,000	182,663
Intel Corp. 3.70%, due 7/29/25	510,000	551,676
QUALCOMM, Inc. 4.65%, due 5/20/35	210,000	249,664
Texas Instruments, Inc. 2.625%, due 5/15/24	300,000	308,011

		1,857,767

Software 0.5%
Fidelity National Information Services, Inc. 3.50%, due 4/15/23	63,000	65,591
Fiserv, Inc. 4.20%, due 10/1/28	50,000	55,462
Microsoft Corp.
2.40%, due 2/6/22	410,000	415,796
3.30%, due 2/6/27	365,000	390,151
4.25%, due 2/6/47	605,000	742,371
Oracle Corp.
2.95%, due 5/15/25	405,000	421,625

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Oracle Corp. (continued)
4.00%, due 7/15/46	$180,000	$200,370
5.375%, due 7/15/40	300,000	389,953

		2,681,319

Sovereign 0.1%
Svensk Exportkredit A.B. 2.375%, due 3/9/22	400,000	405,332

Telecommunications 1.1%
AT&T, Inc.
3.60%, due 7/15/25	260,000	275,224
4.25%, due 3/1/27	1,150,000	1,263,139
5.15%, due 11/15/46	750,000	898,007
Cisco Systems, Inc. 2.95%, due 2/28/26	410,000	427,671
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	210,000	309,373
Telefonica Emisiones SAU 7.045%, due 6/20/36	300,000	419,922
Verizon Communications, Inc.
4.016%, due 12/3/29	515,000	574,094
5.50%, due 3/16/47	850,000	1,154,198
Vodafone Group PLC 4.375%, due 5/30/28	405,000	449,047

		5,770,675

Transportation 0.5%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27	180,000	192,158
Canadian National Railway Co. 6.25%, due 8/1/34	210,000	293,307
CSX Corp. 3.70%, due 11/1/23	615,000	653,202
FedEx Corp.
2.625%, due 8/1/22	260,000	263,760
3.20%, due 2/1/25	255,000	264,549
Norfolk Southern Corp.
3.942%, due 11/1/47	66,000	71,135
4.80%, due 8/15/43	40,000	45,826
Union Pacific Corp. 2.75%, due 3/1/26	705,000	722,555
United Parcel Service, Inc. 3.40%, due 11/15/46	405,000	404,010

		2,910,502

Total Corporate Bonds (Cost $111,749,902)		119,285,036

	Principal Amount	Value
Foreign Government Bonds 1.6%
Canada 0.3%
Province of Ontario Canada 2.50%, due 4/27/26	$970,000	$990,624
Province of Quebec Canada 2.50%, due 4/20/26	650,000	667,270

		1,657,894

Colombia 0.1%
Republic of Colombia 6.125%, due 1/18/41	545,000	705,230

Mexico 0.5%
United Mexican States 4.125%, due 1/21/26	2,380,000	2,541,840

Panama 0.1%
Panama Government International Bond 3.75%, due 3/16/25	750,000	796,875

Peru 0.2%
Peruvian Government International Bond 7.35%, due 7/21/25	920,000	1,159,660

Philippines 0.1%
Philippine Government International Bond 5.00%, due 1/13/37	400,000	510,342

Republic of Korea 0.3%
Korea Development Bank
2.25%, due 5/18/20	500,000	500,159
3.25%, due 2/19/24	850,000	884,208

		1,384,367

Total Foreign Government Bonds (Cost $8,246,579)		8,756,208

Mortgage-Backed Securities 1.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	800,000	880,623
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	100,000	103,360
Series 2018-B1, Class A5 3.666%, due 1/15/51 (c)	800,000	861,272
Series 2018-B6, Class A3 3.995%, due 10/10/51	900,000	993,352

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3 3.217%, due 11/10/49 (c)	$300,000	$311,342
Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	208,388
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	318,516
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	321,918
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	315,590
GS Mortgage Securities Trust
Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	306,374
Series 2014-GC22, Class A5 3.862%, due 6/10/47	300,000	318,098
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (c)	800,000	877,173
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	305,456
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	546,181
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, due 9/15/48	300,000	319,893
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	203,682

Total Mortgage-Backed Securities (Cost $6,806,138)		7,191,218

U.S. Government & Federal Agencies 68.4%
Federal Home Loan Bank 0.1%
3.25%, due 11/16/28	700,000	765,528

Federal Home Loan Mortgage Corporation 0.4%
1.875%, due 11/17/20	400,000	400,785
2.00%, due 5/28/24	1,300,000	1,300,124
2.375%, due 1/13/22	500,000	507,708

		2,208,617

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 5.0%
2.50%, due 10/1/31	$67,068	$68,005
2.50%, due 2/1/32	364,663	369,072
2.50%, due 2/1/33	448,268	453,702
2.50%, due 4/1/33	585,732	592,833
2.50%, due 6/1/33	95,268	96,423
2.50%, due 7/1/33	231,860	234,375
3.00%, due 9/1/27	210,396	216,037
3.00%, due 4/1/32	264,353	271,861
3.00%, due 6/1/32	69,168	71,132
3.00%, due 9/1/32	34,940	35,932
3.00%, due 10/1/32	153,640	158,005
3.00%, due 5/1/33	238,094	244,864
3.00%, due 9/1/33	281,184	288,487
3.00%, due 9/1/36	142,356	147,109
3.00%, due 11/1/37	150,753	154,834
3.00%, due 12/1/37	241,079	247,023
3.00%, due 9/1/46	1,131,304	1,160,934
3.00%, due 12/1/46	76,826	78,643
3.00%, due 2/1/47	81,335	83,353
3.00%, due 3/1/47	367,065	375,777
3.00%, due 4/1/47	106,917	109,430
3.00%, due 1/1/48	975,881	996,675
3.00%, due 2/1/48	628,531	640,405
3.00%, due 3/1/48	538,204	549,666
3.00%, due 4/1/48	682,042	699,784
3.00%, due 6/1/48	817,784	832,973
3.50%, due 12/1/25	50,915	52,780
3.50%, due 5/1/33	222,745	232,129
3.50%, due 9/1/33	69,948	72,664
3.50%, due 2/1/37	203,123	211,921
3.50%, due 1/1/38	240,773	250,879
3.50%, due 6/1/43	217,929	229,813
3.50%, due 9/1/44	204,195	216,150
3.50%, due 8/1/45	456,756	477,161
3.50%, due 8/1/46	634,365	662,679
3.50%, due 8/1/47	78,652	81,712
3.50%, due 9/1/47	178,811	185,881
3.50%, due 11/1/47	338,633	352,615
3.50%, due 12/1/47	800,167	833,673
3.50%, due 1/1/48	80,124	83,355
3.50%, due 3/1/48	961,925	999,568
3.50%, due 5/1/48	337,937	350,707
3.50%, due 6/1/48	582,789	603,922
3.50%, due 8/1/48	714,870	736,541
3.50%, due 9/1/48	679,339	700,325
3.50%, due 11/1/48	238,765	245,618
3.50%, due 12/1/48	616,430	635,737
4.00%, due 4/1/46	488,783	517,251
4.00%, due 5/1/46	165,251	174,794
4.00%, due 4/1/47	146,723	154,500

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 6/1/47	$410,306	$431,874
4.00%, due 8/1/47	706,786	743,954
4.00%, due 10/1/47	176,199	185,277
4.00%, due 12/1/47	467,459	491,383
4.00%, due 1/1/48	152,100	160,325
4.00%, due 5/1/48	294,794	308,480
4.00%, due 9/1/48	1,160,421	1,209,311
4.00%, due 12/1/48	669,577	697,525
4.50%, due 5/1/38	140,955	150,192
4.50%, due 9/1/46	60,363	63,864
4.50%, due 9/1/46	30,820	32,711
4.50%, due 10/1/46	235,508	250,778
4.50%, due 2/1/47	53,767	56,904
4.50%, due 11/1/47	72,199	76,683
4.50%, due 2/1/48	141,575	149,566
4.50%, due 4/1/48	211,669	223,251
4.50%, due 6/1/48	133,233	140,243
4.50%, due 7/1/48	465,635	490,196
4.50%, due 8/1/48	475,752	503,152
4.50%, due 1/1/49	778,845	819,308
5.00%, due 9/1/38	72,964	80,437
5.00%, due 11/1/41	125,890	138,846
5.00%, due 3/1/47	250,920	269,197
5.00%, due 9/1/48	364,068	389,967
5.00%, due 1/1/49	251,422	269,302
5.50%, due 1/1/29	85,175	91,606
5.50%, due 7/1/38	123,923	138,946

		26,802,987

Federal National Mortgage Association 0.6%
1.375%, due 9/6/22	725,000	720,230
1.875%, due 4/5/22	300,000	301,933
1.875%, due 9/24/26	1,650,000	1,647,047
2.875%, due 10/30/20	650,000	656,544

		3,325,754

Federal National Mortgage Association (Mortgage Pass-Through Securities) 11.3%
2.50%, due 10/1/27	229,846	232,607
2.50%, due 4/1/30	193,832	197,143
2.50%, due 10/1/31	329,547	333,973
2.50%, due 2/1/32	278,361	281,585
2.50%, due 2/1/32	283,180	286,459
2.50%, due 8/1/32	482,827	487,717
2.50%, due 3/1/33	323,752	328,506
2.50%, due 6/1/33	333,515	337,364
2.50%, due 4/1/46	83,456	83,054
2.50%, due 10/1/46	173,526	172,510
3.00%, due 4/1/25	76,470	78,355
3.00%, due 11/1/31	229,557	235,937

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 1/1/32	$336,927	$346,303
3.00%, due 6/1/32	197,121	202,372
3.00%, due 1/1/33	181,275	186,330
3.00%, due 2/1/33	252,662	260,838
3.00%, due 4/1/33	427,569	439,440
3.00%, due 5/1/33	420,898	432,651
3.00%, due 9/1/33	195,070	200,357
3.00%, due 9/1/34	2,370,545	2,430,996
3.00%, due 2/1/37	218,051	225,064
3.00%, due 1/1/38	707,224	725,027
3.00%, due 9/1/42	1,344,812	1,385,480
3.00%, due 12/1/43	987,199	1,015,496
3.00%, due 10/1/44	857,227	882,724
3.00%, due 10/1/46	190,143	194,738
3.00%, due 12/1/46	1,764,236	1,806,944
3.00%, due 2/1/47	269,451	275,853
3.00%, due 8/1/47	989,968	1,019,072
3.00%, due 10/1/47	855,337	873,900
3.00%, due 11/1/47	242,830	248,597
3.00%, due 6/1/48	177,919	180,986
3.00%, due 9/1/49	2,939,463	2,981,995
3.50%, due 7/1/21	23,406	24,242
3.50%, due 3/1/22	50,063	51,851
3.50%, due 5/1/26	57,070	59,123
3.50%, due 11/1/31	61,916	64,160
3.50%, due 5/1/33	128,696	133,764
3.50%, due 6/1/33	296,255	307,493
3.50%, due 7/1/33	144,392	149,863
3.50%, due 9/1/33	204,454	211,924
3.50%, due 5/1/45	911,048	969,982
3.50%, due 9/1/45	150,948	157,582
3.50%, due 12/1/45	526,578	554,912
3.50%, due 12/1/45	346,302	361,211
3.50%, due 1/1/46	314,111	334,419
3.50%, due 1/1/46	317,736	333,156
3.50%, due 4/1/46	154,625	161,141
3.50%, due 9/1/46	565,607	598,412
3.50%, due 10/1/46	152,807	158,699
3.50%, due 10/1/46	322,655	335,371
3.50%, due 1/1/47	293,586	304,893
3.50%, due 7/1/47	82,364	85,510
3.50%, due 7/1/47	305,357	321,452
3.50%, due 10/1/47	306,219	317,894
3.50%, due 11/1/47	831,090	862,968
3.50%, due 11/1/47	416,052	432,019
3.50%, due 11/1/47	1,105,287	1,149,588
3.50%, due 12/1/47	79,852	83,015
3.50%, due 8/1/48	701,355	723,882
3.50%, due 9/1/48	872,468	899,425
3.50%, due 2/1/49	1,737,314	1,788,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/49	$6,894,288	$7,091,658
4.00%, due 5/1/24	89,618	93,456
4.00%, due 11/1/29	208,299	217,256
4.00%, due 2/1/37	56,232	59,579
4.00%, due 8/1/38	594,066	620,766
4.00%, due 8/1/44	280,556	299,683
4.00%, due 2/1/45	347,771	368,477
4.00%, due 9/1/45	66,879	70,855
4.00%, due 5/1/46	329,624	348,257
4.00%, due 9/1/46	117,315	124,261
4.00%, due 9/1/46	138,306	145,798
4.00%, due 2/1/47	53,236	55,833
4.00%, due 4/1/47	32,497	34,193
4.00%, due 5/1/47	250,256	262,609
4.00%, due 5/1/47	238,135	250,549
4.00%, due 6/1/47	751,831	789,751
4.00%, due 10/1/47	82,034	86,184
4.00%, due 11/1/47	76,544	80,478
4.00%, due 12/1/47	214,639	223,972
4.00%, due 1/1/48	75,538	79,282
4.00%, due 1/1/48	444,837	466,955
4.00%, due 1/1/48	557,763	579,522
4.00%, due 2/1/48	228,706	240,082
4.00%, due 6/1/48	870,578	908,965
4.00%, due 7/1/48	1,183,327	1,230,208
4.00%, due 7/1/48	323,167	336,120
4.00%, due 7/1/48	756,112	785,889
4.00%, due 8/1/48	210,755	219,003
4.00%, due 9/1/48	209,617	218,340
4.00%, due 9/1/48	743,960	774,241
4.00%, due 10/1/48	143,627	149,572
4.00%, due 11/1/48	364,887	379,223
4.00%, due 1/1/49	271,587	282,201
4.00%, due 9/1/49	4,064,714	4,241,490
4.50%, due 7/1/46	66,355	70,589
4.50%, due 12/1/46	63,394	67,284
4.50%, due 4/1/47	481,731	510,540
4.50%, due 5/1/47	29,874	31,518
4.50%, due 7/1/47	97,742	103,422
4.50%, due 7/1/47	437,863	462,184
4.50%, due 8/1/47	34,800	36,779
4.50%, due 2/1/48	420,950	444,054
4.50%, due 4/1/48	57,175	60,205
4.50%, due 4/1/48	161,183	169,737
4.50%, due 4/1/48	125,331	131,910
4.50%, due 5/1/48	370,563	391,416
4.50%, due 6/1/48	204,701	216,234
4.50%, due 8/1/48	403,699	426,063
4.50%, due 10/1/48	140,099	147,935

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/1/49	$1,920,116	$2,026,286
5.00%, due 8/1/31	199,607	212,930
5.00%, due 6/1/39	182,128	200,292
5.00%, due 6/1/40	40,594	44,751
5.00%, due 7/1/47	140,973	150,909
5.00%, due 1/1/48	240,090	260,645
5.00%, due 4/1/48	93,597	100,740
5.00%, due 5/1/48	211,551	226,386
5.00%, due 9/1/48	175,664	189,154
5.50%, due 8/1/27	71,052	76,561
5.50%, due 6/1/36	99,994	112,180
5.50%, due 5/1/44	111,272	124,987
5.50%, due 9/1/48	484,068	522,361

		60,939,200

Government National Mortgage Association (Mortgage Pass-Through Securities) 6.5%
2.50%, due 4/20/47	80,826	81,179
3.00%, due 6/15/45	51,557	52,989
3.00%, due 10/15/45	30,590	31,440
3.00%, due 11/20/45	840,593	868,388
3.00%, due 8/20/46	322,137	332,600
3.00%, due 9/20/46	170,409	176,033
3.00%, due 10/20/46	1,059,839	1,094,092
3.00%, due 1/20/47	1,193,633	1,231,827
3.00%, due 5/20/47	204,674	211,186
3.00%, due 12/20/47	709,113	729,583
3.00%, due 2/20/48	805,238	828,457
3.00%, due 3/20/48	954,884	982,337
3.00%, due 5/15/48	180,258	185,262
3.00%, due 7/1/49 TBA (d)	1,000,000	1,027,383
3.50%, due 11/20/42	288,547	302,504
3.50%, due 9/20/44	446,490	466,368
3.50%, due 3/15/45	37,317	38,810
3.50%, due 4/15/45	56,413	58,712
3.50%, due 7/20/45	1,187,363	1,237,943
3.50%, due 11/20/45	542,359	565,449
3.50%, due 7/20/46	62,060	64,468
3.50%, due 10/20/46	62,186	64,637
3.50%, due 11/20/46	768,375	798,348
3.50%, due 1/20/47	896,690	929,386
3.50%, due 5/20/47	752,138	782,436
3.50%, due 9/20/47	802,776	833,869
3.50%, due 10/20/47	1,427,850	1,476,247
3.50%, due 12/20/47	702,338	729,595
3.50%, due 5/15/48	132,084	137,118
3.50%, due 7/20/48	385,047	397,893
3.50%, due 9/20/48	442,867	456,640
3.50%, due 10/20/48	459,933	474,237
3.50%, due 4/20/49	3,200,000	3,299,521

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 8/15/46	$104,735	$111,832
4.00%, due 12/20/46	50,322	52,463
4.00%, due 1/20/47	421,027	438,840
4.00%, due 2/20/47	112,031	116,499
4.00%, due 3/20/47	87,491	91,408
4.00%, due 4/20/47	193,232	201,805
4.00%, due 5/20/47	162,019	169,241
4.00%, due 7/20/47	65,404	68,340
4.00%, due 11/15/47	195,086	204,045
4.00%, due 11/20/47	791,004	825,878
4.00%, due 12/20/47	176,275	184,056
4.00%, due 4/20/48	795,444	826,283
4.00%, due 5/20/48	337,305	350,384
4.00%, due 6/20/48	137,386	142,695
4.00%, due 8/20/48	900,846	937,801
4.00%, due 9/20/48	479,913	500,009
4.00%, due 3/20/49	158,405	164,026
4.00%, due 7/15/49	493,096	515,742
4.00%, due 7/20/49	3,922,977	4,065,355
4.50%, due 8/15/46	71,918	77,048
4.50%, due 8/20/46	152,701	162,721
4.50%, due 2/15/47	33,447	36,476
4.50%, due 4/15/47	54,946	59,806
4.50%, due 4/20/47	167,338	176,002
4.50%, due 8/15/47	393,453	421,965
4.50%, due 8/15/47	261,455	285,169
4.50%, due 11/20/47	166,954	176,728
4.50%, due 1/20/48	412,009	432,694
4.50%, due 3/20/48	184,409	194,208
4.50%, due 5/20/48	179,285	188,301
4.50%, due 6/20/48	308,349	324,796
4.50%, due 8/20/48	554,536	583,517
5.00%, due 8/20/45	165,864	179,227
5.00%, due 11/20/46	103,434	114,226
5.00%, due 4/15/47	65,188	69,999
5.00%, due 11/20/47	134,936	144,689
5.00%, due 12/15/47	89,005	95,134
5.00%, due 3/20/48	107,320	115,420
5.00%, due 6/20/48	238,971	253,890

		35,005,655

United States Treasury Bonds 8.2%
2.25%, due 8/15/49 (e)	7,250,000	7,052,891
2.75%, due 8/15/47	1,035,000	1,112,746
2.75%, due 11/15/47	300,000	322,535
2.875%, due 5/15/43	1,950,000	2,128,928
2.875%, due 11/15/46	140,000	153,945
2.875%, due 5/15/49	3,500,000	3,868,184
3.00%, due 2/15/47	815,000	917,957

	Principal Amount	Value
United States Treasury Bonds (continued)
3.00%, due 5/15/47	$1,175,000	$1,323,390
3.00%, due 2/15/48	5,950,000	6,705,836
3.00%, due 8/15/48	2,790,000	3,150,193
3.00%, due 2/15/49	2,145,000	2,426,196
3.125%, due 5/15/48	7,900,000	9,119,563
3.375%, due 11/15/48	1,550,000	1,875,016
3.625%, due 2/15/44	150,000	184,717
4.50%, due 2/15/36	1,900,000	2,522,398
4.625%, due 2/15/40	750,000	1,038,574

		43,903,069

United States Treasury Notes 36.3%
1.375%, due 9/15/20	775,000	773,577
1.50%, due 7/15/20	460,000	459,713
1.50%, due 8/15/22	9,275,000	9,254,711
1.50%, due 9/15/22	3,400,000	3,392,164
1.50%, due 10/31/24	3,100,000	3,074,207
1.625%, due 10/15/20	2,450,000	2,449,713
1.625%, due 8/31/22	700,000	700,574
1.625%, due 11/15/22	4,700,000	4,703,488
1.625%, due 9/30/26	6,700,000	6,620,176
1.625%, due 10/31/26	900,000	888,785
1.625%, due 8/15/29	4,150,000	4,046,088
1.75%, due 11/15/20	3,950,000	3,953,395
1.75%, due 7/31/21	25,300,000	25,361,274
1.75%, due 6/15/22	900,000	903,621
1.75%, due 6/30/22	1,925,000	1,932,971
1.75%, due 7/15/22	2,000,000	2,007,734
1.75%, due 6/30/24	2,875,000	2,884,097
1.75%, due 7/31/24	14,650,000	14,696,926
1.75%, due 12/31/24	3,100,000	3,109,809
1.75%, due 12/31/26	1,700,000	1,691,965
1.75%, due 11/15/29	7,400,000	7,294,203
1.875%, due 12/15/20	3,375,000	3,382,383
1.875%, due 9/30/22	950,000	957,236
1.875%, due 8/31/24	650,000	655,611
2.00%, due 4/30/24	5,885,000	5,965,689
2.00%, due 5/31/24	1,400,000	1,419,414
2.125%, due 5/31/21	4,500,000	4,532,520
2.125%, due 7/31/24	150,000	152,918
2.125%, due 5/31/26	5,645,000	5,759,003
2.25%, due 2/15/21	1,525,000	1,535,246
2.375%, due 3/15/21	150,000	151,307
2.375%, due 4/15/21	2,000,000	2,019,297
2.375%, due 4/30/26	200,000	207,047
2.375%, due 5/15/29	2,125,000	2,210,249
2.50%, due 6/30/20	925,000	928,902
2.50%, due 2/15/22	2,150,000	2,190,816
2.50%, due 3/31/23	100,000	102,773
2.625%, due 7/31/20	55,000	55,312
2.625%, due 5/15/21	2,150,000	2,179,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.625%, due 6/15/21	$925,000	$938,441
2.625%, due 7/15/21	4,965,000	5,042,190
2.625%, due 6/30/23	1,900,000	1,964,273
2.625%, due 12/31/23	150,000	155,596
2.625%, due 2/15/29	975,000	1,034,033
2.75%, due 9/30/20	2,275,000	2,293,307
2.75%, due 8/15/21	3,700,000	3,767,496
2.75%, due 9/15/21	2,300,000	2,344,113
2.75%, due 4/30/23	5,425,000	5,621,444
2.75%, due 5/31/23	1,700,000	1,762,688
2.75%, due 7/31/23	4,675,000	4,854,695
2.75%, due 8/31/23	4,000,000	4,156,562
2.75%, due 6/30/25	275,000	289,674
2.75%, due 2/15/28	2,400,000	2,558,719
2.875%, due 10/31/20	10,700,000	10,806,582
2.875%, due 11/15/21	375,000	383,848
2.875%, due 9/30/23	2,875,000	3,002,690
2.875%, due 10/31/23	5,300,000	5,539,535
2.875%, due 11/30/23	600,000	627,586
2.875%, due 4/30/25	950,000	1,005,998
2.875%, due 5/31/25	300,000	317,777
2.875%, due 7/31/25	1,425,000	1,511,112
2.875%, due 8/15/28	600,000	647,109
3.125%, due 11/15/28	150,000	165,041

		195,394,986

Total U.S. Government & Federal Agencies (Cost $359,696,363)		368,345,796

Total Long-Term Bonds (Cost $488,697,737)		505,797,365

	Shares
Exchange-Traded Funds 4.4%
iShares Intermediate-Term Corporate Bond ETF	135,779	7,872,466
iShares Long-Term Corporate Bond ETF (e)	195,206	13,014,384
iShares Short-Term Corporate Bond ETF (e)	54,601	2,928,252

Total Exchange-Traded Funds (Cost $23,426,514)		23,815,102

	Principal Amount	Value
Short-Term Investments 4.4%
Repurchase Agreement 0.7%
RBC Capital Markets 1.55%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $3,735,322 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 5/15/27, with a Principal Amount of $3,662,100 and a Market Value of $3,810,050)	$3,735,000	$3,735,000

Total Repurchase Agreement (Cost $3,735,000)		3,735,000

U.S. Government & Federal Agencies 2.0%
United States Treasury Bill 0.913%, due 1/2/20 (f)	10,600,000	10,599,735

Total U.S. Government & Federal Agencies (Cost $10,599,735)		10,599,735

	Shares
Unaffiliated Investment Company 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (g)(h)	9,191,975	9,191,975

Total Unaffiliated Investment Company (Cost $9,191,975)		9,191,975

Total Short-Term Investments (Cost $23,526,710)		23,526,710

Total Investments (Cost $535,650,961)	102.7%	553,139,177
Other Assets, Less Liabilities	(2.7)	(14,426,088)
Net Assets	100.0%	$538,713,089

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2019.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(d)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

December 31, 2019, the total net market value of these securities was $1,027,383, which represented 0.2% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(e)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $9,394,624; the total market value of collateral held by the Portfolio was $9,636,140.

The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $444,165 (See Note 2(J)).

(f)	Interest rate shown represents yield to maturity.

(g)	Represents a security purchased with cash collateral received for securities on loan.

(h)	Current yield as of December 31, 2019.

Futures Contracts

As of December 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
5-Year United States Treasury Note	147	March 2020	$17,501,285	$17,435,578	$(65,707)

10-Year United States Treasury Note	57	March 2020	7,386,945	7,320,047	(66,898)

10-Year United States Treasury Ultra Note	46	March 2020	6,556,519	6,472,344	(84,175)

Total Long Contracts					(216,780)

Short Contracts
2-Year United States Treasury Note	(23)	March 2020	(4,959,523)	(4,956,500)	3,023

United States Treasury Long Bond	(4)	March 2020	(637,618)	(623,625)	13,993

United States Treasury Ultra Bond	(18)	March 2020	(3,380,451)	(3,269,813)	110,638

Total Short Contracts					127,654

Net Unrealized Depreciation					$(89,126)

1.	As of December 31, 2019, cash in the amount of $180,125 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,219,107	$—	$2,219,107
Corporate Bonds	—	119,285,036	—	119,285,036
Foreign Government Bonds	—	8,756,208	—	8,756,208
Mortgage-Backed Securities	—	7,191,218	—	7,191,218
U.S. Government & Federal Agencies	—	368,345,796	—	368,345,796

Total Long-Term Bonds	—	505,797,365	—	505,797,365

Exchange-Traded Funds	23,815,102	—	—	23,815,102
Short-Term Investments
Repurchase Agreement	—	3,735,000	—	3,735,000
U.S. Government & Federal Agencies	—	10,599,735	—	10,599,735
Unaffiliated Investment Company	9,191,975	—	—	9,191,975

Total Short-Term Investments	9,191,975	14,334,735	—	23,526,710

Total Investments in Securities	33,007,077	520,132,100	—	553,139,177

Other Financial Instruments
Futures Contracts (b)	127,654	—	—	127,654

Total Investments in Securities and Other Financial Instruments	$33,134,731	$520,132,100	$—	$553,266,831

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(216,780)	$—	$—	$(216,780)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in securities, at value (identified cost $535,650,961) including securities on loan of $9,394,624	$553,139,177
Cash collateral on deposit at broker for futures contracts	180,125
Cash	596
Receivables:
Interest	2,940,221
Portfolio shares sold	247,523
Variation margin on futures contracts	4,230
Securities lending	3,391

Total assets	556,515,263

Liabilities
Cash collateral received for securities on loan	9,191,975
Payables:
Investment securities purchased	8,338,802
Manager (See Note 3)	113,582
Portfolio shares redeemed	59,836
Professional fees	41,676
NYLIFE Distributors (See Note 3)	24,000
Custodian	21,847
Shareholder communication	8,919
Trustees	794
Accrued expenses	743

Total liabilities	17,802,174

Net assets	$538,713,089

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,798
Additional paid-in capital	509,511,605

509,562,403
Total distributable earnings (loss)	29,150,686

Net assets	$538,713,089

Initial Class
Net assets applicable to outstanding shares	$422,162,880

Shares of beneficial interest outstanding	39,765,256

Net asset value per share outstanding	$10.62

Service Class
Net assets applicable to outstanding shares	$116,550,209

Shares of beneficial interest outstanding	11,032,412

Net asset value per share outstanding	$10.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$12,710,799
Dividends	326,863
Securities lending	46,171
Other	776

Total income	13,084,609

Expenses
Manager (See Note 3)	1,111,475
Distribution/Service—Service Class (See Note 3)	190,868
Professional fees	87,319
Custodian	50,591
Shareholder communication	31,215
Trustees	10,713
Miscellaneous	18,924

Total expenses	1,501,105

Net investment income (loss)	11,583,504

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,627,447
Futures transactions	772,219

Net realized gain (loss) on investments and futures transactions	2,399,666

Net change in unrealized appreciation (depreciation) on:
Investments	18,903,171
Futures contracts	(209,097)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	18,694,074

Net realized and unrealized gain (loss) on investments and futures transactions	21,093,740

Net increase (decrease) in net assets resulting from operations	$32,677,244

24	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,583,504	$6,692,786
Net realized gain (loss) on investments and futures transactions	2,399,666	(2,096,233)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	18,694,074	(1,374,360)

Net increase (decrease) in net assets resulting from operations	32,677,244	3,222,193

Distributions to shareholders:
Initial Class	—	(6,178,249)
Service Class	—	(573,525)

Total distributions to shareholders	—	(6,751,774)

Capital share transactions:
Net proceeds from sale of shares	211,348,070	372,695,629
Net asset value of shares issued to shareholders in reinvestment of distributions	—	6,751,774
Cost of shares redeemed	(104,416,966)	(120,996,629)

Increase (decrease) in net assets derived from capital share transactions	106,931,104	258,450,774

Net increase (decrease) in net assets	139,608,348	254,921,193

Net Assets
Beginning of year	399,104,741	144,183,548

End of year	$538,713,089	$399,104,741

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,			May 1, 2017^ through December 31,

Initial Class	2019		2018	2017

Net asset value at beginning of period	$9.80		$10.04	$10.00

Net investment income (loss) (a)	0.27		0.26	0.13

Net realized and unrealized gain (loss) on investments	0.55		(0.33)	0.01

Total from investment operations	0.82		(0.07)	0.14

Less distributions:

From net investment income	—		(0.17)	(0.10)

From net realized gain on investments	—		—	(0.00	)‡

Total distributions	—		(0.17)	(0.10)

Net asset value at end of period	$10.62		$9.80	$10.04

Total investment return (b)	8.37	%(c)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66%		2.67%	1.92	%††

Net expenses (d)	0.30%		0.31%	0.37	%††

Portfolio turnover rate (e)	65%		143%	104	%(f)

Net assets at end of period (in 000’s)	$422,163		$362,545	$140,759

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate not including mortgage dollar rolls were 57%, 104% and 59% for the years ended December 31, 2019, 2018 and for the period ended December 31, 2017, respectively.
(f)	Portfolio turnover rate is not annualized.

26	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,			May 1, 2017^ through December 31,

Service Class	2019		2018	2017

Net asset value at beginning of period	$9.78		$10.03	$10.00

Net investment income (loss) (a)	0.24		0.24	0.12

Net realized and unrealized gain (loss) on investments	0.54		(0.33)	0.00	‡

Total from investment operations	0.78		(0.09)	0.12

Less distributions:

From net investment income	—		(0.16)	(0.09)

From net realized gain on investments	—		—	(0.00	)‡

Total distributions	—		(0.16)	(0.09)

Net asset value at end of period	$10.56		$9.78	$10.03

Total investment return (b)	7.98	%(c)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.36%		2.48%	1.70	%††

Net expenses (d)	0.55%		0.56%	0.62	%††

Portfolio turnover rate (e)	65%		143%	104	%(f)

Net assets at end of period (in 000’s)	$116,550		$36,560	$3,424

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate not including mortgage dollar rolls were 57%, 104% and 59% for the years ended December 31, 2019, 2018 and for the period ended December 31, 2017, respectively.
(f)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

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•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

29

Notes to Financial Statements (continued)

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, repurchase agreements are shown in the Portfolio of Investments.

30	MainStay VP Indexed Bond Portfolio

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of

Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $9,394,624; the total market value of collateral held by the Portfolio was $9,636,140. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $444,165 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $9,191,975.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

31

Notes to Financial Statements (continued)

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$127,654	$127,654

Total Fair Value		$127,654	$127,654

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(216,780)	$(216,780)

Total Fair Value		$(216,780)	$(216,780)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$772,219	$772,219

Total Realized Gain (Loss)		$772,219	$772,219

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(209,097)	$(209,097)

Total Change in Unrealized Appreciation (Depreciation)		$(209,097)	$(209,097)

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Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long (a)	$26,879,456	$26,879,456
Futures Contracts Short (a)	$(7,229,793)	$(7,229,793)

(a)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended December 31, 2019, the effective management fee rate was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement expires on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,111,475 and paid the Subadvisor in the amount of $555,738.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$537,253,972	$16,460,380	$(575,175)	$15,885,205

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$13,267,658	$(1,223,304)	$—	$17,106,332	$29,150,686

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferral.

The Portfolio utilized $1,499,745 of capital loss carryforwards during the year ended December 31, 2019.

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Notes to Financial Statements (continued)

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$—	$6,751,774	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $355,964 and $255,283, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $49,837 and $27,191 respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	12,165,666	$128,158,050
Shares redeemed	(9,387,047)	(96,122,384)

Net increase (decrease)	2,778,619	$32,035,666

Year ended December 31, 2018:
Shares sold	34,397,047	$337,614,813
Shares issued to shareholders in reinvestment of distributions	631,924	6,178,249
Shares redeemed	(12,061,248)	(118,666,105)

Net increase (decrease)	22,967,723	$225,126,957

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	8,101,264	$83,190,020
Shares redeemed	(807,716)	(8,294,582)

Net increase (decrease)	7,293,548	$74,895,438

Year ended December 31, 2018:
Shares sold	3,576,641	$35,080,816
Shares issued to shareholders in reinvestment of distributions	58,798	573,525
Shares redeemed	(237,940)	(2,330,524)

Net increase (decrease)	3,397,499	$33,323,817

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

34	MainStay VP Indexed Bond Portfolio

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Indexed Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

36	MainStay VP Indexed Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, recognizing that the Portfolio had not been in operation for a sufficient time period to establish a long-term investment performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic

38	MainStay VP Indexed Bond Portfolio

Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP Indexed Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay VP Indexed Bond Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

43

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Indexed Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801645	MSVPIN11-02/20 (NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	22.93%	9.02%	10.03%	0.58%
Service Class Shares	2/17/2012	22.62	8.75	9.75	0.83

Benchmark Performance	One Year	Five Years	Since Inception

S&P 500® Index[3]	31.49%	11.70%	13.96%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	8.72	3.05	2.89
Janus Balanced Composite Index[5]	21.03	7.94	9.03
Morningstar Allocation—50% to 70% Equity Category Average[6]	19.23	6.22	7.21

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,087.90	$3.05	$1,022.28	$2.96	0.58%

Service Class Shares	$1,000.00	$1,086.60	$4.37	$1,021.02	$4.23	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.375%–2.375%, due 4/30/20–8/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 11/1/24–2/1/57 TBA

3.	Microsoft Corp.

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.00%, due 2/1/31–12/1/49

5.	Mastercard, Inc.
6.	Apple, Inc.

7.	Alphabet, Inc., Class C

8.	Boeing Co.

9.	McDonald’s Corp.

10.	UnitedHealth Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal1 and Darrell Watters2 of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP Janus Henderson Balanced Portfolio returned 22.93% for Initial Class shares and 22.62% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2019, both share classes outperformed the 21.03% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and the 19.23% return of the Morningstar Allocation—50% to 70% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio posted strong gains but underperformed the S&P 500® Index given its allocation to bonds in a reporting period when equities posted particularly robust returns. The Portfolio outperformed the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%), due largely to the Portfolio’s overweight to equity securities. The Portfolio’s relatively heavy equity allocation reflected our belief that equities offered greater risk-adjusted opportunities than fixed-income securities throughout the reporting period.

The equity portion of the Portfolio outperformed the S&P 500® Index, driven primarily by strong security selection and an overweight allocation to information technology, the strongest performing sector in the S&P 500® Index. The equity portion of the Portfolio’s underweight exposure to the weak-performing energy sector also bolstered relative results. The largest detractor from relative results was security selection in the industrials and consumer discretionary sectors.

The fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Positioning among Treasury holdings significantly enhanced relative results. In particular, a bias to long-dated Treasury bonds performed well when rates rallied during the reporting period. An allocation to investment-grade corporate credit and an out-of-benchmark allocation to high-yield securities further benefited relative performance. Although the fixed-income portion of the Portfolio reduced its exposure to floating-rate securities early in the reporting period, a move that ultimately benefited performance, some of its earlier exposure to shorter-dated and floating-rate securities, including commercial mortgage obligations and asset-backed securities, detracted from relative results. A modest cash balance also created a drag on performance.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

Bolstered by stock selection and overweight exposure, the information technology sector provided the strongest positive contribution to the equity portion of the Portfolio relative to the S&P 500® Index. (Contributions take weightings and total returns into account.) Stock selection and underweight exposure made energy the second-strongest contributing sector. Stock selection made real estate the third-strongest contributing sector.

Stock selection detracted from performance in the industrials sector, making it the weakest contributor to the relative returns of the equity portion of the Portfolio. Stock selection also made consumer discretionary and materials the second- and third-weakest contributors relative to the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

Software company Microsoft was the strongest positive contributor to absolute performance in the equity portion of the Portfolio. The company’s Azure cloud platform and subscription-based Office 365 suite continued to grow, and the demand outlook for these products remained robust.

Consumer electronics maker Apple was the second-strongest positive contributor to the absolute performance of the equity portion of the Portfolio. Optimism around the rollout of 5G cellular networks and the company’s 2020 product lineup supported the stock, and its services business helped create a recurring revenue stream making the company less dependent on the phone replacement cycle.

Payment processor Mastercard also provided a strong positive contribution to the absolute performance of the equity portion of the Portfolio. Payments companies benefited during the reporting period as credit cards and electronic payments

1.

Effective February 1, 2020, Mayur Saigal will no longer serve as a portfolio manager for the Portfolio. Effective February 1, 2020, Greg Wilensky will join the portfolio management team for the Portfolio.

2.

Effective December 31, 2019, Darrell Watters no longer served as a portfolio manager for the Portfolio. Effective December 20, 2019, Michael Keough joined the portfolio management team for the Portfolio.

3.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Janus Henderson Balanced Portfolio

continued to grow in popularity among consumers and businesses globally. Mastercard grew faster than its competition, capitalizing on smart acquisitions and its fixed-cost business model, which resulted in high incremental margins.

Biopharmaceuticals company AbbVie was the weakest contributor to the absolute performance of the equity portion of the Portfolio during the reporting period, and its stock produced negative returns. The company reported declining non-U.S. sales for its blockbuster rheumatoid arthritis drug, Humira, which faced biosimilar competition in Europe. Further weighing on the name were uncertainties pertaining to changes to the management team and concern about whether the company’s pipeline could help replace some of the lost Humira sales. The Portfolio exited the position during the reporting period.

Energy exploration and production (E&P) company EOG Resources was the second-weakest contributor to absolute performance. Oil prices sold off sharply in mid-2019 and the price of West Texas Intermediate crude hovered in the mid-$50 range during the majority of the second half of the year, pressuring shares in EOG along with the broader E&P industry.

Pharmaceutical company Allergan was the third-weakest contributor to absolute performance. The company struggled to divest its low-return assets, which affected management’s credibility. Political rhetoric around pharmaceutical drug prices and Democratic candidate proposals of health care for all pressured the stock. The Portfolio sold its position given the combination of these challenges.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated a position in media and entertainment company The Walt Disney Company during the reporting period. The company launched Disney+, a direct-to-consumer app and streaming service, which was unveiled with stronger content at a more attractive price point than investors were anticipating. Disney also continued to benefit from reinvestment into its parks, both in and outside the United States, and Disney Studios announced a strong movie lineup for the coming year. We appreciate the company’s solid core business and, looking ahead, believe Disney+ may present a sizable revenue opportunity.

During the reporting period, the equity portion of the Portfolio also initiated a position in online retailer Amazon.com. In addition to its diverse product offering, Amazon offers personalized shopping services, web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low-overhead cost structure—allowing for an aggressive pricing structure and faster shipping—should continue to cause consumers to shift an increasing amount of their general merchandise spending toward Amazon. Given that more than 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

During the reporting period, the equity portion of the Portfolio sold its position in pharmaceutical company Allergan, described above. The equity portion of the Portfolio also sold its position in energy exploration and production company Anadarko Petroleum. The stock rose sharply when Chevron bid for the company early in the reporting period, and again when Occidental Petroleum started a bidding war. We exited the position after realizing these gains.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to information technology and modestly added to weightings in communication services and consumer discretionary. Over the same period, the equity portion of the Portfolio decreased its exposure to industrials, consumer staples and energy.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the most substantially overweight sector relative to the S&P 500® Index in the equity portion of the Portfolio was information technology, followed by consumer discretionary. As of the same date, the most substantially underweight sector relative to the S&P 500® Index in the equity portion of the Portfolio was health care, followed by communication services. As of December 31, 2019, the equity portion of the Portfolio did not hold any utilities stocks.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of December 31, 2019, the duration of the fixed-income portion of the Portfolio was 5.66 years, compared to the duration of 5.80 years for the Bloomberg Barclays U.S. Aggregate Bond Index. The investment team views duration from a capital preservation standpoint and managed interest-rate risk in a relatively tight band around the Bloomberg Barclays U.S. Aggregate Bond Index for much of the reporting period. Mid-year we increased the duration of the fixed-income portion of the Portfolio, largely by shifting into longer-dated Treasury securities, to balance the increases made in our corporate credit allocation at the time. Given the strong rally in rates over the

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

first three quarters of 2019, we tactically decreased duration in the latter months of the year, focusing on maintaining a tighter band around the duration of the Bloomberg Barclays U.S. Aggregate Bond Index to preserve capital.

Overall, duration positioning contributed positively to relative performance largely driven by a bias to longer-dated Treasury bonds, which helped the fixed-income portion of the Portfolio outperform the Bloomberg Barclays U.S. Aggregate Bond Index during the rally in rates.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Early in 2019, the U.S. Federal Reserve (“Fed”) shifted toward more accommodative monetary policy, subsequently cutting the federal funds rate three times. The tailwind we expected from the Fed’s pivot and its intention to “act as appropriate” to sustain the economic expansion led us to reduce Treasury holdings and add to our U.S.-based corporate credit allocation. Our expectation for limited net new issuance coupled with strong demand amid investors’ search for yield also contributed to our decision to raise our corporate allocation off a multi-year low, focusing primarily on the investment-grade sector. At the same time, we remained mindful of the corporate sector’s strong performance and associated valuations issues, and sought to diversify our risk exposure by adding holdings of other spread product.5 Seeking to capitalize on the strength of the consumer, we increased our allocation in mortgage-backed securities (MBS) over the course of the year. Given that MBS was the only spread sector to experience widening over U.S. Treasury bonds in 2019, we sought to capitalize on the sector’s attractive valuations near the end of the reporting period, ending overweight the asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, which market segments made the strongest positive contributions to the relative performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio’s allocation to Treasury securities contributed positively to results. As rates rallied, the fixed-income portion of the Portfolio was positioned with a bias to longer-dated Treasuries, which performed well. Security selection in investment-grade corporates, the strongest-performing benchmark sector, also supported relative results. An out-of-benchmark allocation to high-yield corporate bonds further enhanced relative performance.

A modest cash balance detracted from relative performance as a “risk-on” sentiment generally prevailed during the reporting period. Although we reduced exposure to floating-rate securities early in the year, which ultimately benefited performance, some of our earlier exposure to shorter-dated and floating-rate commercial mortgage obligations and asset-backed securities also detracted from relative performance, largely due to their lack of duration.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio increased its corporate bond exposure during the year, expecting Fed accommodation to stabilize the U.S. economy in 2020. A healthy consumer coupled with expectation for limited net new issuance and investors’ search for yield also contributed to our decision to raise our allocation. Mindful, however, of strong performance in corporate bonds, we also sought other sources of yield, increasing our allocation to MBS over the course of the year as described earlier.

At the credit industry level, we roughly doubled our banking exposure as aggregate earnings reports confirmed that a stabilizing economy and a steepening yield curve6 were improving the health of the sector. Specifically, the fixed-income portion of the Portfolio materially added to its position in JPMorgan.

The fixed-income portion of the Portfolio reduced its Treasury allocation to redeploy the proceeds into spread product. As it became apparent early in the reporting period that the end of the Fed’s interest-rate hiking cycle was approaching, we began to reduce floating-rate exposure and continued to reduce exposure to floating-rate bank loans, asset-backed securities and commercial mortgage-backed securities as the Fed began to cut rates.

At the credit industry level, we focused on reducing some of the more cyclical risk in the fixed-income portion of the Portfolio and decreased our allocations to chemicals and midstream energy.

During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?

In terms of corporate industry areas, the fixed-income portion of the Portfolio increased its exposure to banking, and food and beverage during the reporting period. During the same period, the fixed-income portion of the Portfolio decreased its exposure

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

6.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay VP Janus Henderson Balanced Portfolio

to midstream energy and brokerage, asset managers & exchanges.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio ended the reporting period with underweight exposure to U.S. Treasury securities,

commercial mortgage-backed securities and government-related securities. The fixed-income portion of the Portfolio ended the same period with overweight exposure to corporate credit, asset-backed securities and mortgage-backed securities. As of December 31, 2019, the fixed-income portion of the Portfolio also held out-of-benchmark positions in high-yield corporate credit, collateralized mortgage obligations and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 37.4%† Asset-Backed Securities 1.2%
Automobile Asset-Backed Securities 0.5%
Credit Acceptance Auto Loan Series 2018-2A, Class B 3.94%, due 7/15/27 (a)	$387,000	$396,857
Drive Auto Receivables Trust
Series 2019-1, Class D 4.09%, due 6/15/26	175,000	180,184
Series 2017-AA, Class D 4.16%, due 5/15/24 (a)	415,000	420,657
Series 2017-1, Class E 5.17%, due 9/16/24	1,590,000	1,636,576
Series 2017-2, Class E 5.27%, due 11/15/24	1,400,000	1,442,005
OneMain Direct Auto Receivables Trust (a)
Series 2018-1A, Class C 3.85%, due 10/14/25	181,000	185,131
Series 2018-1A, Class D 4.40%, due 1/14/28	180,000	185,123
Santander Drive Auto Receivables Trust Series 2016-3, Class E 4.29%, due 2/15/24	1,868,000	1,893,939

		6,340,472

Other Asset-Backed Securities 0.7%
Applebee’s Funding LLC / IHOP Funding LLC Series 2019-1A, Class A2I 4.194%, due 6/7/49 (a)	1,022,000	1,036,063
Deutsche Bank Master Finance LLC (a)
Series 2019-1A, Class A2I 3.787%, due 5/20/49	465,660	475,602
Series 2019-1A, Class A2II 4.021%, due 5/20/49	188,055	192,662
Series 2019-1A, Class A23 4.352%, due 5/20/49	372,130	385,538
Domino’s Pizza Master Issuer LLC (a)
Series 2017-1A, Class A2II 3.082%, due 7/25/47	196,980	197,138
Series 2019-1A, Class A2 3.668%, due 10/25/49	1,649,000	1,649,280
Series 2018-1A, Class A2I 4.116%, due 7/25/48	914,425	940,413
Series 2017-1A, Class A23 4.118%, due 7/25/47	210,700	218,251
Series 2018-1A, Class A2II 4.328%, due 7/25/48	192,563	200,544
Jack In The Box Funding LLC (a)
Series 2019-1A, Class A2I 3.982%, due 8/25/49	991,000	998,304

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Jack In The Box Funding LLC (a) (continued)
Series 2019-1A, Class A2II 4.476%, due 8/25/49	$991,000	$998,601
Series 2019-1A, Class A23 4.97%, due 8/25/49	991,000	999,582
Planet Fitness Master Issuer LLC Series 2019-1A, Class A2 3.858%, due 12/5/49 (a)	873,000	860,237
Taco Bell Funding LLC Series 2018-1A, Class A2II 4.94%, due 11/25/48 (a)	197,010	211,914
Wendy’s Funding LLC (a)
Series 2018-1A, Class A2I 3.573%, due 3/15/48	317,520	320,838
Series 2019-1A, Class A2I 3.783%, due 6/15/49	516,405	526,697
Series 2018-1A, Class A2II 3.884%, due 3/15/48	89,180	90,685

		10,302,349

Total Asset-Backed Securities (Cost $16,530,448)		16,642,821

Corporate Bonds 15.5%
Aerospace & Defense 0.2%
Boeing Co.
2.25%, due 6/15/26	144,000	142,253
3.20%, due 3/1/29	1,030,000	1,074,209
3.25%, due 3/1/28	178,000	185,393
3.60%, due 5/1/34	1,195,000	1,280,569

		2,682,424

Auto Manufacturers 0.3%
General Motors Co.
4.20%, due 10/1/27	396,000	414,174
5.00%, due 10/1/28	1,091,000	1,188,651
5.40%, due 4/1/48	378,000	391,494
5.95%, due 4/1/49	293,000	324,823
General Motors Financial Co., Inc.
4.30%, due 7/13/25	223,000	238,375
4.35%, due 4/9/25	726,000	774,658
4.35%, due 1/17/27	405,000	425,768

		3,757,943

Banks 2.2%
Bank of America Corp. (b)
3.705%, due 4/24/28	2,007,000	2,145,995
3.97%, due 3/5/29	949,000	1,034,194
3.974%, due 2/7/30	1,140,000	1,251,570
BNP Paribas S.A. (a)(b)
2.819%, due 11/19/25	534,000	540,342
4.705%, due 1/10/25	758,000	821,329

12	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
CIT Bank N.A. 2.969%, due 9/27/25 (b)	$1,182,000	$1,179,045
CIT Group, Inc. 5.25%, due 3/7/25	502,000	552,200
Citigroup, Inc. 3.887%, due 1/10/28 (b)	3,465,000	3,734,272
Citizens Financial Group, Inc.
3.75%, due 7/1/24	264,000	274,202
4.30%, due 12/3/25	684,000	735,227
4.35%, due 8/1/25	203,000	218,826
Credit Suisse Group A.G. 4.282%, due 1/9/28 (a)	1,190,000	1,294,845
First Republic Bank 4.625%, due 2/13/47	391,000	446,242
Goldman Sachs Group, Inc. 4.95% (5 Year Treasury Constant Maturity Rate + 3.224%), due 2/10/25 (c)(d)	783,000	811,188
JPMorgan Chase & Co.
2.739% (SOFR + 1.51%), due 10/15/30 (c)	918,000	918,134
3.702%, due 5/6/30 (b)	1,224,000	1,318,715
3.782%, due 2/1/28 (b)	1,422,000	1,533,463
3.96%, due 1/29/27 (b)	2,044,000	2,218,414
4.452%, due 12/5/29 (b)	1,840,000	2,094,088
Morgan Stanley
3.95%, due 4/23/27	1,401,000	1,503,142
4.35%, due 9/8/26	1,128,000	1,233,901
4.431%, due 1/23/30 (b)	1,504,000	1,701,138
Wells Fargo & Co. 2.879%, due 10/30/30 (b)	1,727,000	1,739,004

		29,299,476

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	2,345,000	2,555,743
4.75%, due 1/23/29	862,000	999,204
Keurig Dr Pepper, Inc.
4.597%, due 5/25/28	1,145,000	1,285,771
5.085%, due 5/25/48	459,000	553,025

		5,393,743

Commercial Services 0.7%
Equifax, Inc. 2.60%, due 12/1/24	1,779,000	1,790,182
Global Payments, Inc.
3.20%, due 8/15/29	309,000	314,936
4.15%, due 8/15/49	233,000	249,284
4.80%, due 4/1/26	902,000	1,004,028
IHS Markit, Ltd. (a)
4.75%, due 2/15/25	924,000	1,009,396
5.00%, due 11/1/22	119,000	126,849

	Principal Amount	Value
Commercial Services (continued)
PayPal Holdings, Inc.
2.40%, due 10/1/24	$577,000	$582,691
2.65%, due 10/1/26	1,726,000	1,750,242
2.85%, due 10/1/29	2,033,000	2,051,885
Verisk Analytics, Inc. 5.50%, due 6/15/45	374,000	465,488

		9,344,981

Computers 0.1%
Dell International LLC 5.875%, due 6/15/21 (a)	1,417,000	1,439,148

Diversified Financial Services 0.7%
CBOE Global Markets, Inc. 3.65%, due 1/12/27	745,000	800,283
Experian Finance PLC 2.75%, due 3/8/30 (a)	2,608,000	2,569,474
GE Capital International Funding Co. 4.418%, due 11/15/35	2,375,000	2,540,618
Raymond James Financial, Inc.
4.95%, due 7/15/46	477,000	557,728
5.625%, due 4/1/24	358,000	403,433
Synchrony Financial
3.95%, due 12/1/27	1,326,000	1,393,720
4.375%, due 3/19/24	250,000	266,752
5.15%, due 3/19/29	1,160,000	1,319,952

		9,851,960

Electric 0.6%
NRG Energy, Inc.
3.75%, due 6/15/24 (a)	1,258,000	1,300,835
6.625%, due 1/15/27	1,343,000	1,457,155
7.25%, due 5/15/26	1,111,000	1,213,767
Oncor Electric Delivery Co. LLC
3.70%, due 11/15/28	797,000	872,458
3.80%, due 6/1/49	1,161,000	1,262,572
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	756,000	778,690
Vistra Operations Co. LLC 5.50%, due 9/1/26 (a)	464,000	491,840

		7,377,317

Electronics 0.4%
Keysight Technologies, Inc. 3.00%, due 10/30/29	1,199,000	1,202,984
Trimble, Inc.
4.75%, due 12/1/24	1,434,000	1,549,190
4.90%, due 6/15/28	2,222,000	2,427,427

		5,179,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.8%
Campbell Soup Co.
3.95%, due 3/15/25	$594,000	$632,900
4.15%, due 3/15/28	896,000	972,794
4.80%, due 3/15/48	979,000	1,134,020
General Mills, Inc. 4.20%, due 4/17/28	1,284,000	1,431,301
Kraft Heinz Food Co.
3.00%, due 6/1/26	2,139,000	2,139,622
4.375%, due 6/1/46	906,000	893,107
4.625%, due 1/30/29	403,000	443,380
Mars, Inc. (a)
2.70%, due 4/1/25	468,000	478,930
3.20%, due 4/1/30	570,000	603,759
4.20%, due 4/1/59	488,000	558,009
Mondelez International Holdings Netherlands B.V. 2.25%, due 9/19/24 (a)	1,028,000	1,025,266
Sysco Corp. 2.50%, due 7/15/21	203,000	204,715

		10,517,803

Forest Products & Paper 0.1%
Georgia-Pacific LLC 3.163%, due 11/15/21 (a)	1,387,000	1,413,167

Health Care—Products 0.2%
Boston Scientific Corp.
3.75%, due 3/1/26	560,000	600,282
4.00%, due 3/1/29	291,000	322,060
4.70%, due 3/1/49	467,000	568,308
DH Europe Finance II S.A.R.L.
2.20%, due 11/15/24	543,000	543,731
2.60%, due 11/15/29	298,000	296,919
3.40%, due 11/15/49	383,000	390,235

		2,721,535

Health Care—Services 0.8%
Centene Corp.
4.25%, due 12/15/27 (a)	1,372,000	1,411,445
4.625%, due 12/15/29 (a)	2,061,000	2,166,832
4.75%, due 5/15/22	64,000	65,280
5.375%, due 6/1/26 (a)	1,510,000	1,602,488
6.125%, due 2/15/24	458,000	475,175
HCA, Inc.
4.125%, due 6/15/29	2,868,000	3,043,175
4.50%, due 2/15/27	1,183,000	1,275,855
5.125%, due 6/15/39	509,000	561,022

		10,601,272

	Principal Amount	Value
Home Builders 0.1%
MDC Holdings, Inc. 5.50%, due 1/15/24	$708,000	$769,950

Insurance 0.0%‡
Brown & Brown, Inc. 4.50%, due 3/15/29	574,000	631,800

Iron & Steel 0.2%
Allegheny Technologies, Inc. 5.875%, due 12/1/27	1,047,000	1,099,350
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	719,000	759,998
Steel Dynamics, Inc. 5.50%, due 10/1/24	1,166,000	1,201,106

		3,060,454

Lodging 0.1%
Choice Hotels International, Inc. 3.70%, due 12/1/29	1,074,000	1,081,829
MGM Resorts International 7.75%, due 3/15/22	182,000	203,613

		1,285,442

Machinery—Diversified 0.3%
Wabtec Corp.
3.45%, due 11/15/26	273,000	276,085
4.40%, due 3/15/24 (e)	1,014,000	1,076,680
4.95%, due 9/15/28 (e)	2,782,000	3,060,365

		4,413,130

Media 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, due 3/1/50	1,115,000	1,175,772
5.05%, due 3/30/29	4,155,000	4,714,500
5.375%, due 5/1/47	205,000	229,991
6.484%, due 10/23/45	256,000	317,370
Comcast Corp.
2.65%, due 2/1/30	475,000	477,035
3.15%, due 3/1/26	584,000	612,266
4.15%, due 10/15/28	660,000	743,387
4.25%, due 10/15/30	749,000	856,752
4.60%, due 10/15/38	406,000	484,061
4.95%, due 10/15/58	475,000	619,030
CSC Holdings LLC 6.50%, due 2/1/29 (a)	1,238,000	1,380,370
Fox Corp. 4.03%, due 1/25/24 (a)	429,000	457,167
ViacomCBS, Inc. 5.85%, due 9/1/43	909,000	1,138,898

		13,206,599

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Metals & Mining 0.1%
Hudbay Minerals, Inc. 7.25%, due 1/15/23 (a)	$1,248,000	$1,294,020

Mining 0.1%
Constellium S.E. 5.75%, due 5/15/24 (a)	1,162,000	1,193,955

Miscellaneous—Manufacturing 0.2%
General Electric Co.
5.00%, due 1/21/21 (b)(d)	1,414,000	1,384,956
Series A 6.75%, due 3/15/32	542,000	696,315

		2,081,271

Oil & Gas 0.3%
Continental Resources, Inc.
4.50%, due 4/15/23	736,000	769,006
5.00%, due 9/15/22	1,009,000	1,016,237
Hess Corp. 4.30%, due 4/1/27	1,090,000	1,162,402
HollyFrontier Corp. 5.875%, due 4/1/26	996,000	1,123,619
Petroleos Mexicanos (a)
6.84%, due 1/23/30	252,000	268,718
7.69%, due 1/23/50	231,000	252,099

		4,592,081

Packaging & Containers 0.1%
Ball Corp. 4.375%, due 12/15/20	641,000	654,455
WRKCo, Inc. 4.90%, due 3/15/29	788,000	896,893

		1,551,348

Pharmaceuticals 0.7%
AbbVie, Inc. (a)
2.60%, due 11/21/24	695,000	700,624
2.95%, due 11/21/26	732,000	745,296
3.20%, due 11/21/29	564,000	573,788
4.05%, due 11/21/39	846,000	889,194
4.25%, due 11/21/49	487,000	517,105
Allergan Finance LLC 3.25%, due 10/1/22	721,000	736,969
Allergan Funding SCS
3.45%, due 3/15/22	1,331,000	1,361,566
3.80%, due 3/15/25	857,000	900,628
Allergan, Inc. 2.80%, due 3/15/23	57,000	57,452
Bristol-Myers Squibb Co. (a)
3.40%, due 7/26/29	513,000	549,025
4.125%, due 6/15/39	370,000	427,071
4.25%, due 10/26/49	636,000	755,107

	Principal Amount	Value
Pharmaceuticals (continued)
Cigna Corp. 3.40%, due 9/17/21	$186,000	$190,401
Elanco Animal Health, Inc.
4.272%, due 8/28/23	450,000	475,377
4.90%, due 8/28/28	420,000	457,053

		9,336,656

Pipelines 0.9%
Cheniere Corpus Christi Holdings LLC 3.70%, due 11/15/29 (a)	2,344,000	2,393,733
Energy Transfer Operating, L.P.
4.95%, due 6/15/28	116,000	127,115
5.50%, due 6/1/27	401,000	450,826
5.875%, due 1/15/24	541,000	598,963
EQM Midstream Partners, L.P. 5.50%, due 7/15/28	1,197,000	1,176,571
Hess Midstream Partners, L.P. 5.125%, due 6/15/28 (a)	1,605,000	1,625,062
Kinder Morgan, Inc.
4.30%, due 3/1/28	280,000	305,317
5.20%, due 3/1/48	76,000	88,255
5.55%, due 6/1/45	268,000	318,943
6.50%, due 9/15/20	59,000	60,803
NGPL PipeCo LLC (a)
4.375%, due 8/15/22	747,000	775,932
4.875%, due 8/15/27	945,000	1,004,476
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.65%, due 10/15/25	1,312,000	1,405,830
Sabine Pass Liquefaction LLC 4.20%, due 3/15/28	589,000	624,368
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, due 10/1/23 (a)	733,000	731,168

		11,687,362

Real Estate 0.2%
Crown Castle International Corp. 3.10%, due 11/15/29	1,400,000	1,417,947
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	903,000	942,913

		2,360,860

Real Estate Investment Trusts 0.7%
Crown Castle International Corp.
3.65%, due 9/1/27	548,000	579,957
4.30%, due 2/15/29	636,000	704,951
CyrusOne L.P. / CyrusOne Finance Corp.
2.90%, due 11/15/24	624,000	626,396
3.45%, due 11/15/29	1,343,000	1,346,680
Equinix, Inc.
2.625%, due 11/18/24	522,000	522,971
2.90%, due 11/18/26	437,000	437,765
3.20%, due 11/18/29	984,000	987,660

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
GLP Capital, L.P. / GLP Financing II, Inc.
3.35%, due 9/1/24	$187,000	$190,873
4.00%, due 1/15/30	1,262,000	1,288,123
5.25%, due 6/1/25	361,000	396,234
5.375%, due 4/15/26	420,000	464,268
Reckson Operating Partnership, L.P. 7.75%, due 3/15/20	1,335,000	1,349,706

		8,895,584

Retail 0.8%
AutoZone, Inc. 3.75%, due 4/18/29	984,000	1,042,289
CVS Health Corp.
3.00%, due 8/15/26	135,000	137,734
3.25%, due 8/15/29	229,000	232,742
4.10%, due 3/25/25	1,369,000	1,469,846
4.30%, due 3/25/28	491,000	536,389
5.05%, due 3/25/48	2,200,000	2,607,058
McDonald’s Corp.
2.625%, due 9/1/29	1,192,000	1,193,697
3.625%, due 9/1/49	607,000	617,453
Nordstrom, Inc. 4.375%, due 4/1/30	1,153,000	1,175,890
O’Reilly Automotive, Inc.
3.60%, due 9/1/27	25,000	26,686
3.90%, due 6/1/29	1,129,000	1,233,813
4.35%, due 6/1/28	192,000	214,390
Starbucks Corp. 4.45%, due 8/15/49	740,000	858,390

		11,346,377

Semiconductors 0.6%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, due 1/15/27	552,000	573,394
Broadcom, Inc. (a)
4.25%, due 4/15/26	734,000	779,634
4.75%, due 4/15/29	988,000	1,080,361
Lam Research Corp. 4.00%, due 3/15/29	208,000	229,076
Marvell Technology Group, Ltd.
4.20%, due 6/22/23	440,000	464,669
4.875%, due 6/22/28	1,647,000	1,819,980
Micron Technology, Inc.
4.975%, due 2/6/26	471,000	522,961
5.327%, due 2/6/29	1,204,000	1,381,213
Qorvo, Inc. 5.50%, due 7/15/26	799,000	850,935

		7,702,223

	Principal Amount	Value
Shipbuilding 0.1%
Huntington Ingalls Industries, Inc. 5.00%, due 11/15/25 (a)	$1,493,000	$1,560,185

Software 0.2%
Broadridge Financial Solutions, Inc. 2.90%, due 12/1/29	1,743,000	1,741,404
Fidelity National Information Services, Inc. 3.75%, due 5/21/29	341,000	373,822

		2,115,226

Telecommunications 1.0%
AT&T, Inc.
3.60%, due 7/15/25	448,000	474,232
4.35%, due 3/1/29	1,178,000	1,310,540
4.50%, due 3/9/48	640,000	707,071
4.75%, due 5/15/46	818,000	925,765
4.85%, due 3/1/39	581,000	670,137
5.15%, due 11/15/46	468,000	560,357
5.25%, due 3/1/37	296,000	353,656
CenturyLink, Inc.
5.80%, due 3/15/22	419,000	440,482
6.45%, due 6/15/21	752,000	787,156
Level 3 Financing, Inc. 3.875%, due 11/15/29 (a)	1,388,000	1,398,410
T-Mobile USA, Inc. 6.375%, due 3/1/25	1,472,000	1,521,062
Verizon Communications, Inc.
2.625%, due 8/15/26	613,000	622,561
4.329%, due 9/21/28	1,869,000	2,121,257
4.522%, due 9/15/48	281,000	337,185
4.862%, due 8/21/46	381,000	472,971

		12,702,842

Toys, Games & Hobbies 0.3%
Hasbro, Inc.
3.00%, due 11/19/24	610,000	613,139
3.55%, due 11/19/26	811,000	816,698
3.90%, due 11/19/29	2,184,000	2,199,841

		3,629,678

Total Corporate Bonds (Cost $193,820,073)		204,997,413

Mortgage-Backed Securities 2.0%
Agency (Collateralized Mortgage Obligations) 0.2%
Federal National Mortgage Association
Series 2018-27, Class EA 3.00%, due 5/25/48	1,168,005	1,201,375
REMIC, Series 2019-71, Class P 3.00%, due 11/25/49	1,869,041	1,916,416

		3,117,791

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.7%
Bank Series 2019-BN24, Class A3 2.96%, due 11/15/62	$218,800	$224,357
Barclays Commercial Mortgage Securities LLC (a)
Series 2018-TALL, Class A 2.488% (1 Month LIBOR + 0.722%), due 3/15/37 (c)	743,000	739,276
Series 2015-SRCH, Class A2 4.197%, due 8/10/35	875,000	960,171
BX Commercial Mortgage Trust (a)
Series 2018-IND, Class A 2.515% (1 Month LIBOR + 0.75%), due 11/15/35 (c)	975,715	975,131
Series 2019-XL, Class A 2.685% (1 Month LIBOR + 0.92%), due 10/15/36 (c)	1,181,000	1,181,947
Series 2019-XL, Class B 2.845% (1 Month LIBOR + 1.08%), due 10/15/36 (c)	191,000	191,239
Series 2019-0C11, Class A 3.202%, due 12/9/41	1,129,000	1,161,213
Series 2019-0C11, Class B 3.605%, due 12/9/41	564,000	578,198
Series 2019-0C11, Class C 3.856%, due 12/9/41	564,000	579,625
Series 2019-0C11, Class E 4.076%, due 12/9/41	215,000	207,904
Series 2019-0C11, Class D 4.076%, due 12/9/41	847,000	861,672
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	396,000	415,166
Great Wolf Trust (a)(c)
Series 2019-WOLF, Class A 2.756% (1 Month LIBOR + 1.034%), due 12/15/36	270,000	268,890
Series 2019-WOLF, Class B 3.056% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	302,426
Series 2019-WOLF, Class C 3.355% (1 Month LIBOR + 1.633%), due 12/15/36	337,000	336,462
Series 2019-WOLF, Class D 3.655% (1 Month LIBOR + 1.933%), due 12/15/36	257,000	256,590

		9,240,267

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) 1.1%
Angel Oak Mortgage Trust Series 2018-2, Class A1 3.674%, due 7/27/48 (a)(f)	$161,348	$162,856
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, due 4/25/48 (a)(f)	301,815	305,327
Chase Mortgage Finance Corporation Series 2019-ATR2, Class A11 2.608% (1 Month LIBOR + 0.90%), due 7/25/49 (a)(c)	192,080	191,260
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities) (c)
Series 2018-C01, Class 1M1 2.308% (1 Month LIBOR + 0.60%), due 7/25/30	154,522	154,481
Series 2018-C05, Class 1M1 2.428% (1 Month LIBOR + 0.72%), due 1/25/31	25,733	25,739
Series 2017-C06, Class 1M1 2.458% (1 Month LIBOR + 0.75%), due 2/25/30	14,233	14,233
Series 2017-C03, Class 1M1 2.658% (1 Month LIBOR + 0.95%), due 10/25/29	48,747	48,814
Series 2017-C02, Class 2M1 2.858% (1 Month LIBOR + 1.15%), due 9/25/29	35,016	35,043
Series 2018-C06, Class 1M2 3.708% (1 Month LIBOR + 2.00%), due 3/25/31	1,167,647	1,172,545
Series 2019-R05, Class 1M2 3.708% (1 Month LIBOR + 2.00%), due 7/25/39 (a)	485,145	487,593
Series 2019-R04, Class 2M2 3.808% (1 Month LIBOR + 2.10%), due 6/25/39 (a)	313,000	314,863
Series 2019-R07, Class 1M2 3.808% (1 Month LIBOR + 2.10%), due 10/25/39 (a)	126,000	127,184
Series 2019-R03, Class 1M2 3.858% (1 Month LIBOR + 2.15%), due 9/25/31 (a)	829,163	835,404
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (c)
Series 2017-DNA1, Class M1 2.908% (1 Month LIBOR + 1.20%), due 7/25/29	149,744	150,018
Series 2018-DNA1, Class M2 3.508% (1 Month LIBOR + 1.80%), due 7/25/30	482,925	483,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
JP Morgan Mortgage Trust (a)(c)
Series 2019-5, Class A11 2.608% (1 Month LIBOR + 0.90%), due 11/25/49	$123,971	$123,589
Series 2019-LTV2, Class A11 2.608% (1 Month LIBOR + 0.90%), due 12/25/49	533,574	532,635
Series 2019-6, Class A11 2.608% (1 Month LIBOR + 0.90%), due 12/25/49	205,092	204,450
Series 2019-7, Class A11 2.608% (1 Month LIBOR + 0.90%), due 2/25/50	384,785	383,603
Mello Warehouse Securitization Trust Series 2018-W1, Class A 2.558% (1 Month LIBOR + 0.85%), due 11/25/51 (a)(c)	1,312,000	1,312,650
New Residential Mortgage Loan Trust Series 2018-2A, Class A1 4.50%, due 2/25/58 (a)(f)	366,892	383,683
Preston Ridge Partners Mortgage Trust (a)(e)
Series 2019-4A, Class A1 3.351%, due 11/25/24	517,473	517,618
Series 2019-GS1, Class A1 3.474%, due 10/25/24	556,229	555,792
Station Place Securitization Trust
Series 2019-WL1, Class D 2.908% (1 Month LIBOR + 1.20%), due 8/25/52 (a)(c)	392,000	392,052
Series 2019-WL1, Class E 3.108% (1 Month LIBOR + 1.40%), due 8/25/52 (a)(c)	790,000	790,105
Series 2019-4, Class A 3.381%, due 6/24/20	1,862,000	1,863,093
Series 2020-1 3.45%, due 10/24/20	2,000,000	2,000,006
Towd Point Asset Funding LLC Series 2019-HE1, Class A1 2.608% (1 Month LIBOR + 0.90%), due 4/25/48 (a)(c)	455,342	454,906

		14,023,421

Total Mortgage-Backed Securities (Cost $26,219,314)		26,381,479

	Principal Amount	Value
U.S. Government & Federal Agencies 18.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.2%
2.50%, due 11/1/31	$102,473	$103,851
2.50%, due 12/1/31	123,623	125,142
2.50%, due 12/1/33	1,209,108	1,223,102
2.50%, due 12/1/33	2,032,339	2,059,575
2.50%, due 11/1/34	310,215	314,498
3.00%, due 2/1/31	395,123	407,062
3.00%, due 5/1/31	2,457,658	2,535,130
3.00%, due 9/1/32	275,521	284,044
3.00%, due 1/1/33	145,120	149,609
3.00%, due 10/1/34	174,752	179,944
3.00%, due 10/1/34	400,528	412,938
3.00%, due 1/1/45	333,261	341,648
3.00%, due 10/1/46	1,255,568	1,285,963
3.00%, due 8/1/49	296,624	303,435
3.00%, due 8/1/49	97,694	100,179
3.00%, due 9/1/49	128,274	130,368
3.00%, due 10/1/49	146,495	149,225
3.00%, due 10/1/49	180,365	183,204
3.00%, due 10/1/49	88,311	89,753
3.00%, due 11/1/49	121,282	123,262
3.00%, due 11/1/49	212,645	215,995
3.00%, due 11/1/49	498,752	506,585
3.00%, due 12/1/49	259,166	263,246
3.00%, due 12/1/49	343,000	348,387
3.00%, due 12/1/49	204,000	207,204
3.50%, due 2/1/43	351,275	369,281
3.50%, due 2/1/44	406,585	427,426
3.50%, due 12/1/44	881,253	928,500
3.50%, due 7/1/46	1,060,827	1,130,057
3.50%, due 7/1/46	272,961	287,132
3.50%, due 10/1/46	1,823,156	1,912,014
3.50%, due 2/1/47	1,117,444	1,171,800
3.50%, due 9/1/47	1,181,827	1,227,845
3.50%, due 9/1/47	660,290	686,022
3.50%, due 11/1/47	213,655	226,178
3.50%, due 11/1/47	389,192	410,135
3.50%, due 12/1/47	1,660,917	1,758,257
3.50%, due 12/1/47	495,859	523,642
3.50%, due 12/1/47	287,186	302,934
3.50%, due 2/1/48	475,593	500,854
3.50%, due 2/1/48	481,440	503,944
3.50%, due 3/1/48	294,929	309,824
3.50%, due 3/1/48	1,249,219	1,318,487
3.50%, due 4/1/48	103,509	108,780
3.50%, due 8/1/48	1,115,848	1,171,527
3.50%, due 11/1/48	1,420,586	1,493,790
3.50%, due 7/1/49	1,834,823	1,897,748
3.50%, due 8/1/49	148,068	154,753
3.50%, due 8/1/49	218,147	224,981

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/49	$93,601	$97,827
3.50%, due 9/1/49	557,770	576,326
4.00%, due 5/1/46	225,750	241,400
4.00%, due 3/1/47	70,032	74,540
4.00%, due 3/1/48	304,418	320,713
4.00%, due 4/1/48	15,309	15,973
4.00%, due 4/1/48	569,563	602,191
4.00%, due 5/1/48	1,409,427	1,476,228
4.00%, due 5/1/48	7,148	7,469
4.00%, due 6/1/48	369,641	386,609
4.00%, due 1/1/49	347,972	376,539
4.00%, due 4/1/49	2,333,455	2,506,733
4.00%, due 9/1/49	1,258,600	1,346,429
4.50%, due 5/1/44	839,228	905,801
4.50%, due 3/1/48	433,169	457,265
4.50%, due 12/1/48	453,682	490,942
5.00%, due 9/1/48	98,845	105,967
6.00%, due 4/1/40	708,582	818,479

		41,896,691

Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.0%
2.50%, due 10/1/34	432,365	437,935
2.50%, due 11/1/34	370,541	375,658
2.50%, due 1/1/35	1,023,706	1,033,091
3.00%, due 12/1/33 TBA (g)	334,000	342,311
3.00%, due 10/1/34	224,244	230,947
3.00%, due 1/1/43	88,864	91,592
3.00%, due 2/1/43	30,755	31,652
3.00%, due 5/1/43	120,767	124,295
3.00%, due 10/1/45	47,396	48,305
3.00%, due 10/1/45	29,137	29,698
3.00%, due 1/1/46	6,338	6,460
3.00%, due 3/1/46	179,774	183,224
3.00%, due 3/1/46	122,287	124,635
3.00%, due 9/1/46	1,619,109	1,667,330
3.00%, due 11/1/46	141,364	145,057
3.00%, due 11/1/46	140,593	144,266
3.00%, due 2/1/47	247,443	254,913
3.00%, due 2/1/47	13,938,627	14,350,279
3.00%, due 3/1/47	914,444	938,554
3.00%, due 7/1/49 TBA (g)	5,517,377	5,595,827
3.00%, due 8/1/49	300,664	308,311
3.00%, due 9/1/49	179,171	182,183
3.00%, due 9/1/49	125,168	127,516
3.00%, due 10/1/49	2,625,022	2,666,248
3.00%, due 1/1/50	636,723	646,280
3.00%, due 2/1/57	1,026,861	1,055,535
3.50%, due 8/1/33 TBA (g)	2,067,000	2,142,494

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 10/1/42	$384,491	$402,302
3.50%, due 12/1/42	861,415	905,548
3.50%, due 2/1/43	1,288,455	1,354,291
3.50%, due 4/1/43	924,098	971,467
3.50%, due 11/1/43	440,895	463,482
3.50%, due 4/1/44	556,438	593,321
3.50%, due 2/1/45	122,115	128,353
3.50%, due 2/1/45	1,111,096	1,167,926
3.50%, due 12/1/45	281,930	300,639
3.50%, due 5/1/46	171,699	180,051
3.50%, due 7/1/46	343,280	361,656
3.50%, due 7/1/46	552,125	584,149
3.50%, due 8/1/46	1,313,437	1,377,387
3.50%, due 8/1/46	2,085,477	2,187,139
3.50%, due 12/1/46	88,394	92,703
3.50%, due 8/1/47	137,303	147,167
3.50%, due 8/1/47	284,449	295,414
3.50%, due 8/1/47	193,061	202,423
3.50%, due 12/1/47	38,466	41,229
3.50%, due 12/1/47	77,554	82,959
3.50%, due 12/1/47	324,249	338,648
3.50%, due 12/1/47	458,989	483,026
3.50%, due 1/1/48	489,578	515,320
3.50%, due 1/1/48	326,761	344,519
3.50%, due 3/1/48	66,099	70,367
3.50%, due 3/1/48	200,974	211,315
3.50%, due 4/1/48	699,441	733,018
3.50%, due 4/1/48	660,600	702,154
3.50%, due 11/1/48	1,093,922	1,167,758
3.50%, due 1/1/49	249,391	260,994
3.50%, due 7/1/49	169,659	175,005
3.50%, due 8/1/56	1,703,612	1,792,558
3.50%, due 2/1/57	1,860,380	1,957,509
4.00%, due 11/1/24 TBA (g)	647,000	674,851
4.00%, due 10/1/46	30,610	32,733
4.00%, due 5/1/47	195,131	205,549
4.00%, due 6/1/47	109,081	114,789
4.00%, due 6/1/47	23,557	24,834
4.00%, due 6/1/47	48,514	50,990
4.00%, due 6/1/47	52,444	55,462
4.00%, due 7/1/47	20,295	21,204
4.00%, due 7/1/47	31,143	32,503
4.00%, due 7/1/47	79,686	83,897
4.00%, due 7/1/47	89,349	94,004
4.00%, due 8/1/47	99,215	104,416
4.00%, due 8/1/47	161,811	170,311
4.00%, due 8/1/47	481,198	506,031
4.00%, due 9/1/47	1,052,167	1,144,282
4.00%, due 9/1/47	48,207	50,723
4.00%, due 10/1/47	222,955	234,540

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 10/1/47	$101,243	$106,439
4.00%, due 10/1/47	203,785	214,265
4.00%, due 10/1/47	128,613	135,384
4.00%, due 10/1/47	204,436	214,855
4.00%, due 11/1/47	296,095	311,291
4.00%, due 11/1/47	82,791	86,987
4.00%, due 11/1/47	532,147	565,206
4.00%, due 1/1/48	2,296,896	2,428,474
4.00%, due 1/1/48	1,125,563	1,190,488
4.00%, due 1/1/48	297,503	317,245
4.00%, due 1/1/48	135,822	142,555
4.00%, due 3/1/48	440,525	461,360
4.00%, due 5/1/48	1,169,082	1,225,112
4.00%, due 10/1/48	64,934	68,874
4.00%, due 2/1/49	2,114,407	2,258,338
4.00%, due 2/1/49	436,745	454,537
4.00%, due 5/1/49	1,640,576	1,755,058
4.00%, due 9/1/49	1,795,026	1,921,678
4.50%, due 11/1/42	122,007	133,137
4.50%, due 10/1/44	332,338	368,466
4.50%, due 3/1/45	534,219	592,327
4.50%, due 6/1/45	279,822	301,981
4.50%, due 2/1/46	708,921	768,984
4.50%, due 5/1/47	85,571	92,118
4.50%, due 5/1/47	108,964	118,635
4.50%, due 5/1/47	87,533	94,005
4.50%, due 5/1/47	65,834	71,677
4.50%, due 5/1/47	52,242	56,239
4.50%, due 5/1/47	67,982	73,009
4.50%, due 5/1/47	19,593	21,332
4.50%, due 5/1/47	18,118	19,190
4.50%, due 5/1/47	33,340	35,891
4.50%, due 6/1/47	366,769	392,740
4.50%, due 6/1/47	38,476	41,891
4.50%, due 7/1/47	208,841	221,579
4.50%, due 7/1/47	196,129	208,526
4.50%, due 7/1/47	276,718	296,362
4.50%, due 8/1/47	41,308	43,670
4.50%, due 8/1/47	307,571	327,684
4.50%, due 9/1/47	181,380	192,217
4.50%, due 9/1/47	293,726	310,610
4.50%, due 9/1/47	503,401	537,032
4.50%, due 10/1/47	40,425	42,738
4.50%, due 10/1/47	20,127	21,443
4.50%, due 11/1/47	224,364	238,403
4.50%, due 3/1/48	493,211	520,866
4.50%, due 3/1/48	366,606	390,072
4.50%, due 4/1/48	320,562	343,230
4.50%, due 5/1/48	231,511	245,452

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/1/48	$231,792	$247,583
4.50%, due 6/1/48	249,465	264,038
4.50%, due 8/1/48	426,479	449,266
5.00%, due 7/1/44	497,054	543,418
6.00%, due 2/1/37	39,759	45,883

		80,007,352

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.6%
3.50%, due 10/1/48 TBA (g)	1,649,000	1,699,436
4.00%, due 1/15/45	1,041,303	1,118,352
4.00%, due 7/15/47	1,058,930	1,125,270
4.00%, due 8/15/47	203,807	214,845
4.00%, due 8/20/47	53,353	56,225
4.00%, due 8/20/47	113,436	118,241
4.00%, due 8/20/47	29,562	30,995
4.00%, due 11/15/47	249,010	261,866
4.00%, due 12/15/47	313,082	329,226
4.00%, due 5/20/48	5,947,026	6,177,619
4.00%, due 6/20/48	1,061,131	1,102,134
4.50%, due 8/15/46	1,100,779	1,202,682
4.50%, due 5/20/48	724,095	767,164
4.50%, due 5/20/48	171,400	181,611
4.50%, due 7/1/48 TBA (g)	1,236,000	1,292,199
5.00%, due 4/20/49	5,079,507	5,341,481

		21,019,346

United States Treasury Bonds 1.6%
2.25%, due 8/15/49 (h)	21,799,000	21,206,340
2.875%, due 5/15/49	502,000	554,808

		21,761,148

United States Treasury Notes 6.3%
1.375%, due 8/31/26	384,000	373,560
1.50%, due 9/15/22	7,359,000	7,342,040
1.625%, due 2/15/26	1,352,000	1,340,117
1.625%, due 10/31/26	1,126,000	1,111,969
1.625%, due 8/15/29	7,655,000	7,463,326
1.75%, due 7/31/24	26,138,900	26,222,626
2.00%, due 5/31/24	7,319,100	7,420,595
2.125%, due 5/31/21	4,467,000	4,499,281
2.375%, due 4/30/20	19,806,000	19,853,968
2.375%, due 5/15/29	7,153,500	7,440,478

		83,067,960

Total U.S. Government & Federal Agencies (Cost $246,268,923)		247,752,497

Total Long-Term Bonds (Cost $482,838,758)		495,774,210

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 61.8%
Aerospace & Defense 3.0%
Boeing Co.	71,376	$23,251,446
General Dynamics Corp.	95,678	16,872,815

		40,124,261

Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	49,619	5,808,400

Airlines 0.6%
Delta Air Lines, Inc.	134,747	7,880,005

Automobiles 0.4%
General Motors Co.	158,293	5,793,524

Banks 2.5%
Bank of America Corp.	377,477	13,294,740
U.S. Bancorp	326,676	19,368,620

		32,663,360

Beverages 0.3%
Monster Beverage Corp. (i)	62,960	4,001,108

Capital Markets 2.8%
Blackstone Group, Inc., Class A	204,205	11,423,228
CME Group, Inc.	59,897	12,022,526
Morgan Stanley	153,996	7,872,275
TD Ameritrade Holding Corp.	114,327	5,682,052

		37,000,081

Chemicals 1.3%
LyondellBasell Industries N.V., Class A	182,378	17,231,073

Consumer Finance 1.5%
American Express Co.	80,370	10,005,261
Synchrony Financial	265,779	9,570,702

		19,575,963

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	245,600	7,149,416

Entertainment 0.9%
Walt Disney Co.	83,417	12,064,601

Equity Real Estate Investment Trusts 1.3%
Crown Castle International Corp.	55,281	7,858,194
MGM Growth Properties LLC, Class A	161,749	5,009,367
OUTFRONT Media, Inc.	148,720	3,988,670

		16,856,231

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	59,523	17,495,000
Sysco Corp.	182,193	15,584,789

		33,079,789

	Shares	Value
Food Products 0.5%
Hershey Co.	48,030	$7,059,449

Health Care Equipment & Supplies 0.9%
Abbott Laboratories	21,700	1,884,862
Medtronic PLC	90,843	10,306,138

		12,191,000

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	86,569	25,449,555

Hotels, Restaurants & Leisure 3.2%
Hilton Worldwide Holdings, Inc.	100,015	11,092,664
McDonald’s Corp.	119,656	23,645,222
Norwegian Cruise Line Holdings, Ltd. (i)	120,796	7,055,694

		41,793,580

Household Products 0.8%
Clorox Co.	21,626	3,320,456
Procter & Gamble Co.	57,121	7,134,413

		10,454,869

Industrial Conglomerates 0.6%
Honeywell International, Inc.	46,708	8,267,316

Insurance 0.9%
Progressive Corp.	155,457	11,253,532

Interactive Media & Services 2.4%
Alphabet, Inc., Class C (i)	24,104	32,227,530

Internet & Direct Marketing Retail 0.8%
Amazon.com, Inc. (i)	5,746	10,617,689

IT Services 4.5%
Accenture PLC, Class A	88,711	18,679,875
Mastercard, Inc.	136,087	40,634,218

		59,314,093

Leisure Products 0.7%
Hasbro, Inc.	84,667	8,941,682

Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.	25,044	8,136,044

Machinery 1.0%
Deere & Co.	50,198	8,697,306
Stanley Black & Decker, Inc.	28,019	4,643,869

		13,341,175

Media 1.4%
Comcast Corp., Class A	425,054	19,114,678

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.3%
Dollar General Corp.	25,288	$3,944,422

Oil, Gas & Consumable Fuels 1.1%
EOG Resources, Inc.	59,663	4,997,373
Suncor Energy, Inc.	284,114	9,315,547

		14,312,920

Personal Products 0.5%
Estee Lauder Cos., Inc., Class A	30,195	6,236,475

Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	222,540	14,284,843
Eli Lilly & Co.	103,608	13,617,199
Merck & Co., Inc.	225,785	20,535,146

		48,437,188

Real Estate Management & Development 0.5%
CBRE Group, Inc., Class A (i)	115,854	7,100,692

Road & Rail 0.9%
CSX Corp.	162,493	11,757,993

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	244,188	14,614,652
Lam Research Corp.	43,699	12,777,587
NVIDIA Corp.	34,042	8,010,083
Texas Instruments, Inc.	86,351	11,077,970

		46,480,292

Software 6.4%
Adobe, Inc. (i)	60,593	19,984,177
Microsoft Corp.	354,197	55,856,867
salesforce.com, Inc. (i)	50,959	8,287,972

		84,129,016

Specialty Retail 1.7%
Home Depot, Inc.	101,130	22,084,769

Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	116,438	34,192,019

Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	121,899	12,349,588

Tobacco 1.5%
Altria Group, Inc.	387,466	19,338,428

Total Common Stocks (Cost $548,685,034)		817,753,806

	Shares	Value
Convertible Preferred Stock 0.1%
Consumer Finance 0.1%
Synchrony Financial 5.625% (d)	30,575	$781,191

Total Convertible Preferred Stock (Cost $768,809)		781,191

Short-Term Investments 3.1%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 1.40% (j)	19,877,108	19,877,108

Unaffiliated Investment Company 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (j)(k)	21,989,741	21,989,741

Total Short-Term Investments (Cost $41,866,849)		41,866,849

Total Investments (Cost $1,074,159,450)	102.4%	1,356,176,056
Other Assets, Less Liabilities	(2.4)	(32,283,513)
Net Assets	100.0%	$1,323,892,543

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2019.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Step coupon—Rate shown was the rate in effect as of December 31, 2019.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(g)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2019, the total net market value of these securities was $11,747,118, which represented 0.9% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

$21,206,340. The Portfolio received cash collateral with a value of $21,989,741 (See Note 2(I)).

(i)	Non-income producing security.

(j)	Current yield as of December 31, 2019.

(k)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$16,642,821	$—	$16,642,821
Corporate Bonds	—	204,997,413	—	204,997,413
Mortgage-Backed Securities	—	26,381,479	—	26,381,479
U.S. Government & Federal Agencies	—	247,752,497	—	247,752,497

Total Long-Term Bonds	—	495,774,210	—	495,774,210

Common Stocks	817,753,806	—	—	817,753,806
Convertible Preferred Stock	781,191	—	—	781,191
Short-Term Investments
Affiliated Investment Company	19,877,108	—	—	19,877,108
Unaffiliated Investment Company	21,989,741	—	—	21,989,741

Total Short-Term Investments	41,866,849	—	—	41,866,849

Total Investments in Securities	$860,401,846	$495,774,210	$—	$1,356,176,056

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $1,054,282,342) including securities on loan of $21,206,340	$1,336,298,948
Investment in affiliated investment company, at value (identified cost $19,877,108)	19,877,108
Cash	778,096
Receivables:
Investment securities sold	4,808,957
Dividends and interest	4,145,618
Portfolio shares sold	485,947
Securities lending	934

Total assets	1,366,395,608

Liabilities
Cash collateral received for securities on loan	21,989,741
Payables:
Investment securities purchased	19,235,070
Manager (See Note 3)	605,729
Portfolio shares redeemed	344,992
NYLIFE Distributors (See Note 3)	193,173
Shareholder communication	50,924
Professional fees	50,661
Custodian	24,186
Trustees	2,002
Accrued expenses	6,587

Total liabilities	42,503,065

Net assets	$1,323,892,543

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$94,757
Additional paid-in capital	973,909,363

974,004,120
Total distributable earnings (loss)	349,888,423

Net assets	$1,323,892,543

Initial Class
Net assets applicable to outstanding shares	$404,231,416

Shares of beneficial interest outstanding	28,801,293

Net asset value per share outstanding	$14.04

Service Class
Net assets applicable to outstanding shares	$919,661,127

Shares of beneficial interest outstanding	65,955,337

Net asset value per share outstanding	$13.94

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$16,046,645
Dividends-unaffiliated (a)	15,436,015
Dividends-affiliated	432,002
Securities lending	83,115

Total income	31,997,777

Expenses
Manager (See Note 3)	6,741,254
Distribution/Service—Service Class (See Note 3)	2,109,922
Professional fees	153,321
Shareholder communication	126,271
Custodian	66,397
Trustees	30,336
Miscellaneous	47,023

Total expenses	9,274,524

Net investment income (loss)	22,723,253

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	49,664,111
Foreign currency transactions	1,699

Net realized gain (loss) on investments and foreign currency transactions	49,665,810

Net change in unrealized appreciation (depreciation) on unaffiliated investments	178,045,019

Net realized and unrealized gain (loss) on investments and foreign currency transactions	227,710,829

Net increase (decrease) in net assets resulting from operations	$250,434,082

(a)	Dividends recorded net of foreign withholding taxes in the amount of $54,170.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,723,253	$20,727,896
Net realized gain (loss) on investments and foreign currency transactions	49,665,810	65,901,744
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	178,045,019	(82,801,060)

Net increase (decrease) in net assets resulting from operations	250,434,082	3,828,580

Distributions to shareholders:
Initial Class	(28,182,304)	(28,628,702)
Service Class	(60,334,066)	(54,490,694)

Total distributions to shareholders	(88,516,370)	(83,119,396)

Capital share transactions:
Net proceeds from sale of shares	126,141,088	119,357,465
Net asset value of shares issued to shareholders in reinvestment of distributions	88,516,370	83,119,396
Cost of shares redeemed	(172,441,690)	(151,861,485)

Increase (decrease) in net assets derived from capital share transactions	42,215,768	50,615,376

Net increase (decrease) in net assets	204,133,480	(28,675,440)

Net Assets
Beginning of year	1,119,759,063	1,148,434,503

End of year	$1,323,892,543	$1,119,759,063

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019		2018		2017		2016	2015

Net asset value at beginning of year	$12.31		$13.18		$11.82		$12.11	$13.13

Net investment income (loss) (a)	0.27		0.26		0.25		0.22	0.24

Net realized and unrealized gain (loss) on investments	2.48		(0.14)		1.89		0.32	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡

Total from investment operations	2.75		0.12		2.14		0.54	0.07

Less distributions:

From net investment income	(0.25)		(0.25)		(0.23)		(0.23)	(0.25)

From net realized gain on investments	(0.77)		(0.74)		(0.55)		(0.60)	(0.84)

Total distributions	(1.02)		(0.99)		(0.78)		(0.83)	(1.09)

Net asset value at end of year	$14.04		$12.31		$13.18		$11.82	$12.11

Total investment return (b)	22.93%		0.42%		18.35%		4.70%	0.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.01%		1.93%		1.95%		1.87%	1.84%

Net expenses (c)	0.58%		0.58%		0.58%		0.59%	0.58%

Expenses (before waiver/reimbursement) (c)	0.58%		0.58	%(d)	0.58	%(d)	0.59%	0.58%

Portfolio turnover rate	98	%(e)	132	%(e)	73	%(e)	74%	76%

Net assets at end of year (in 000’s)	$404,231		$371,106		$417,996		$401,219	$429,680

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 93%, 103% and 66% for the years ended December 31, 2019, 2018 and 2017, respectively.

	Year ended December 31,

Service Class	2019		2018		2017		2016	2015

Net asset value at beginning of year	$12.24		$13.11		$11.77		$12.06	$13.08

Net investment income (loss) (a)	0.24		0.22		0.22		0.19	0.21

Net realized and unrealized gain (loss) on investments	2.45		(0.13)		1.88		0.32	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡

Total from investment operations	2.69		0.09		2.10		0.51	0.04

Less distributions:

From net investment income	(0.22)		(0.22)		(0.21)		(0.20)	(0.22)

From net realized gain on investments	(0.77)		(0.74)		(0.55)		(0.60)	(0.84)

Total distributions	(0.99)		(0.96)		(0.76)		(0.80)	(1.06)

Net asset value at end of year	$13.94		$12.24		$13.11		$11.77	$12.06

Total investment return (b)	22.62%		0.17%		18.05%		4.44%	0.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.76%		1.69%		1.70%		1.62%	1.60%

Net expenses (c)	0.83%		0.83%		0.83%		0.84%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83%		0.83	%(d)	0.83	%(d)	0.84%	0.83%

Portfolio turnover rate	98	%(e)	132	%(e)	73	%(e)	74%	76%

Net assets at end of year (in 000’s)	$919,661		$748,653		$730,439		$619,849	$591,626

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 93%, 103% and 66% for the years ended December 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP Janus Henderson Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

29

Notes to Financial Statements (continued)

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S.

30	MainStay VP Janus Henderson Balanced Portfolio

government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $21,206,340 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $21,989,741.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt

31

Notes to Financial Statements (continued)

securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the year ended December 31, 2019, the effective management fee rate was 0.55%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $6,741,254 and paid the Subadvisor in the amount of $3,141,073.

32	MainStay VP Janus Henderson Balanced Portfolio

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$7,540	$448,219	$(435,882)	$—	$—	$19,877	$432	$—	19,877

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,077,836,046	$282,998,450	$(4,658,440)	$278,340,010

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$33,310,616	$38,237,965	$76,022	$278,263,820	$349,888,423

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily due to trust preferred securities and deferred dividends from REITs.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$49	$(49)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$20,457,199	$68,059,171	$24,613,607	$58,505,789

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to

33

Notes to Financial Statements (continued)

secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $776,439 and $846,695, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $423,049 and $397,469, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	606,484	$8,220,994
Shares issued to shareholders in reinvestment of distributions	2,152,552	28,182,304
Shares redeemed	(4,111,991)	(55,709,208)

Net increase (decrease)	(1,352,955)	$(19,305,910)

Year ended December 31, 2018:
Shares sold	464,139	$6,111,896
Shares issued to shareholders in reinvestment of distributions	2,165,990	28,628,702
Shares redeemed	(4,201,707)	(56,325,618)

Net increase (decrease)	(1,571,578)	$(21,585,020)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	8,740,283	$117,920,094
Shares issued to shareholders in reinvestment of distributions	4,635,701	60,334,066
Shares redeemed	(8,608,975)	(116,732,482)

Net increase (decrease)	4,767,009	$61,521,678

Year ended December 31, 2018:
Shares sold	8,487,927	$113,245,569
Shares issued to shareholders in reinvestment of distributions	4,144,315	54,490,694
Shares redeemed	(7,165,986)	(95,535,867)

Net increase (decrease)	5,466,256	$72,200,396

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Janus Henderson Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Janus Henderson Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Janus Henderson Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Capital Management LLC (“Janus”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Janus in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Janus that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Janus in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Janus personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Janus. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Janus. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

36	MainStay VP Janus Henderson Balanced Portfolio

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Janus

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Janus, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Janus and ongoing analysis of, and interactions with, Janus with respect to, among other things, the Portfolio’s investment performance and risks as well as Janus’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Janus provides to the Portfolio. The Board evaluated Janus’ experience in serving as subadvisor to the Portfolio and advising other portfolios and Janus’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus, and New York Life Investments’ and Janus’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Janus believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Janus. The Board reviewed Janus’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Janus as well as discussions between the

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Janus

The Board considered information provided by New York Life Investments and Janus with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio. The Board considered that Janus’ subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Janus and acknowledged that New York Life Investments and Janus must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the

MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Janus and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Janus and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Janus, the Board considered that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, acknowledging that any such profits are based on the subadvisory fee paid to Janus by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating

38	MainStay VP Janus Henderson Balanced Portfolio

expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to Janus is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

40	MainStay VP Janus Henderson Balanced Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

41

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

42	MainStay VP Janus Henderson Balanced Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802530	MSVPJB11-02/20 (NYLIAC) NI524

MainStay VP MacKay S&P 500 Index Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	31.25%	11.43%	13.26%	0.16%
Service Class Shares	6/5/2003	30.92	11.15	12.98	0.41

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	31.49%	11.70%	13.56%
Morningstar Large Blend Category Average[4]	28.78	9.78	12.03

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,108.20	$0.85	$1,024.40	$0.82	0.16%

Service Class Shares	$1,000.00	$1,106.80	$2.18	$1,023.14	$2.09	0.41%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of December 31, 2019 (Unaudited)

Software	6.8%

Banks	5.5

IT Services	5.2

Interactive Media & Services	4.8

Technology Hardware, Storage & Peripherals	4.8

Pharmaceuticals	4.5

Semiconductors & Semiconductor Equipment	4.1

Oil, Gas & Consumable Fuels	3.8

Health Care Equipment & Supplies	3.5

Internet & Direct Marketing Retail	3.2

Equity Real Estate Investment Trusts	2.8

Health Care Providers & Services	2.8

Capital Markets	2.6

Aerospace & Defense	2.4

Insurance	2.2

Specialty Retail	2.2

Diversified Telecommunication Services	2.0

Electric Utilities	2.0

Biotechnology	1.9

Chemicals	1.8

Entertainment	1.8

Hotels, Restaurants & Leisure	1.8

Beverages	1.7

Diversified Financial Services	1.6

Household Products	1.6

Machinery	1.6

Food & Staples Retailing	1.5

Media	1.4

Industrial Conglomerates	1.3

Food Products	1.1

Life Sciences Tools & Services	1.0

Multi-Utilities	1.0

Road & Rail	1.0

Communications Equipment	0.9

Tobacco	0.8%

Consumer Finance	0.7

Textiles, Apparel & Luxury Goods	0.7

Electronic Equipment, Instruments & Components	0.6

Air Freight & Logistics	0.5

Electrical Equipment	0.5

Multiline Retail	0.5

Airlines	0.4

Commercial Services & Supplies	0.4

Energy Equipment & Services	0.4

Household Durables	0.4

Automobiles	0.3

Building Products	0.3

Containers & Packaging	0.3

Metals & Mining	0.3

Professional Services	0.3

Personal Products	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Wireless Telecommunication Services	0.1

Diversified Consumer Services	0.0	‡

Gas Utilities	0.0	‡

Leisure Products	0.0	‡

Short-Term Investment	3.0

Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	JPMorgan Chase & Co.

8.	Johnson & Johnson

9.	Visa, Inc., Class A

10.	Procter & Gamble Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay S&P 500 Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay S&P 500 Index Portfolio returned 31.25% for Initial Class shares and 30.92% for Service Class shares. Over the same period, both share classes underperformed the 31.49% return of the S&P 500® Index, which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2019, both share classes outperformed the 28.78% return of the Morningstar Large Blend Category Average.1

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that provided highest total returns during the reporting period included technology hardware storage & peripherals, personal products and construction materials. The S&P 500® industries providing the lowest total returns during the same period included diversified consumer services, energy equipment & services and diversified financial services.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included technology hardware storage & peripherals, software and banks. (Contributions take weightings and total returns into account.) During the same period, the

S&P 500® industries that made the weakest contributions to the Portfolio’s absolute performance included diversified consumer services, leisure products and independent power & renewable electricity producers.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks that provided the highest total returns included semiconductor makers Advanced Micro Devices and Lam Research, and semiconductor equipment producer KLA. During the same period, the S&P 500® stocks that provided the lowest returns included electric utility PG&E, cardiac device maker Abiomed and retailer Macy’s.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the strongest positive contributors to the Portfolio’s absolute performance included consumer electronics maker Apple, software developer Microsoft and social media platform Facebook. During the same period, the weakest contributors to the Portfolio’s absolute performance included pharmaceutical maker Pfizer, oil & gas exploration & production company Occidental Petroleum, and chemicals producer DuPont de Nemours.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 23 additions to and 23 deletions from the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included enterprise cloud computing company ServiceNow and consumer products maker Dow, while significant deletions included media company Fox and drug developer Celgene.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments December 31, 2019

	Shares	Value
Common Stocks 96.9%†
Aerospace & Defense 2.4%
Arconic, Inc.	34,480	$1,060,950
Boeing Co.	47,583	15,500,638
General Dynamics Corp.	20,826	3,672,665
Huntington Ingalls Industries, Inc.	3,679	922,987
L3Harris Technologies, Inc.	19,875	3,932,666
Lockheed Martin Corp.	22,120	8,613,086
Northrop Grumman Corp.	14,006	4,817,644
Raytheon Co.	24,789	5,447,135
Textron, Inc.	20,484	913,586
TransDigm Group, Inc.	4,418	2,474,080
United Technologies Corp.	72,588	10,870,779

		58,226,216

Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	12,050	942,310
Expeditors International of Washington, Inc.	15,196	1,185,592
FedEx Corp.	21,363	3,230,299
United Parcel Service, Inc., Class B	62,684	7,337,789

		12,695,990

Airlines 0.4%
Alaska Air Group, Inc.	10,973	743,421
American Airlines Group, Inc.	35,275	1,011,687
Delta Air Lines, Inc.	51,509	3,012,246
Southwest Airlines Co.	42,369	2,287,079
United Airlines Holdings, Inc. (a)	19,667	1,732,466

		8,786,899

Auto Components 0.1%
Aptiv PLC	22,804	2,165,696
BorgWarner, Inc.	18,382	797,411

		2,963,107

Automobiles 0.3%
Ford Motor Co.	348,837	3,244,184
General Motors Co.	111,835	4,093,161
Harley-Davidson, Inc.	13,951	518,838

		7,856,183

Banks 5.5%
Bank of America Corp.	722,288	25,438,983
Citigroup, Inc.	195,292	15,601,878
Citizens Financial Group, Inc.	38,887	1,579,201
Comerica, Inc.	12,895	925,216
Fifth Third Bancorp	63,481	1,951,406
First Republic Bank	14,974	1,758,696
Huntington Bancshares, Inc.	92,380	1,393,090
JPMorgan Chase & Co.	279,837	39,009,278
KeyCorp	88,107	1,783,286
M&T Bank Corp.	11,804	2,003,729
People’s United Financial, Inc.	38,590	652,171
PNC Financial Services Group, Inc.	39,195	6,256,698

	Shares	Value
Banks (continued)
Regions Financial Corp.	86,289	$1,480,719
SVB Financial Group (a)	4,588	1,151,772
Truist Financial Corp.	119,371	6,722,975
U.S. Bancorp	126,807	7,518,387
Wells Fargo & Co.	343,382	18,473,952
Zions Bancorp., N.A.	15,248	791,676

		134,493,113

Beverages 1.7%
Brown-Forman Corp., Class B	16,201	1,095,188
Coca-Cola Co.	344,035	19,042,337
Constellation Brands, Inc., Class A	14,886	2,824,619
Molson Coors Brewing Co., Class B	16,721	901,262
Monster Beverage Corp. (a)	34,435	2,188,344
PepsiCo., Inc.	124,454	17,009,128

		43,060,878

Biotechnology 1.9%
AbbVie, Inc.	131,603	11,652,130
Alexion Pharmaceuticals, Inc. (a)	19,959	2,158,566
Amgen, Inc.	53,013	12,779,844
Biogen, Inc. (a)	16,099	4,777,056
Gilead Sciences, Inc.	112,729	7,325,130
Incyte Corp. (a)	15,889	1,387,428
Regeneron Pharmaceuticals, Inc. (a)	7,113	2,670,789
Vertex Pharmaceuticals, Inc. (a)	22,879	5,009,357

		47,760,300

Building Products 0.3%
A.O. Smith Corp.	12,315	586,687
Allegion PLC	8,312	1,035,176
Fortune Brands Home & Security, Inc.	12,451	813,548
Johnson Controls International PLC	69,005	2,809,194
Masco Corp.	25,413	1,219,570

		6,464,175

Capital Markets 2.6%
Ameriprise Financial, Inc.	11,333	1,887,851
Bank of New York Mellon Corp.	75,068	3,778,172
BlackRock, Inc.	10,457	5,256,734
Cboe Global Markets, Inc.	9,941	1,192,920
Charles Schwab Corp.	102,003	4,851,263
CME Group, Inc.	32,056	6,434,280
E*TRADE Financial Corp.	20,187	915,884
Franklin Resources, Inc.	25,106	652,254
Goldman Sachs Group, Inc.	28,506	6,554,385
Intercontinental Exchange, Inc.	49,884	4,616,764
Invesco, Ltd.	33,293	598,608
MarketAxess Holdings, Inc.	3,361	1,274,189
Moody’s Corp.	14,483	3,438,409
Morgan Stanley	110,038	5,625,143
MSCI, Inc.	7,539	1,946,419
Nasdaq, Inc.	10,261	1,098,953

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Northern Trust Corp.	18,953	$2,013,567
Raymond James Financial, Inc.	10,999	983,970
S&P Global, Inc.	21,924	5,986,348
State Street Corp.	32,527	2,572,886
T. Rowe Price Group, Inc.	20,968	2,554,741

		64,233,740

Chemicals 1.8%
Air Products & Chemicals, Inc.	19,614	4,609,094
Albemarle Corp.	9,434	689,059
Celanese Corp.	10,812	1,331,174
CF Industries Holdings, Inc.	19,434	927,779
Corteva, Inc.	66,660	1,970,470
Dow, Inc.	66,155	3,620,663
DuPont de Nemours, Inc.	66,357	4,260,119
Eastman Chemical Co.	12,194	966,497
Ecolab, Inc.	22,284	4,300,589
FMC Corp.	11,610	1,158,910
International Flavors & Fragrances, Inc. (b)	9,504	1,226,206
Linde PLC	48,119	10,244,535
LyondellBasell Industries N.V., Class A	22,977	2,170,867
Mosaic Co.	31,599	683,802
PPG Industries, Inc.	21,033	2,807,695
Sherwin-Williams Co.	7,309	4,265,094

		45,232,553

Commercial Services & Supplies 0.4%
Cintas Corp.	7,499	2,017,831
Copart, Inc. (a)	18,298	1,664,020
Republic Services, Inc.	18,843	1,688,898
Rollins, Inc.	12,535	415,661
Waste Management, Inc.	34,741	3,959,084

		9,745,494

Communications Equipment 0.9%
Arista Networks, Inc. (a)	4,844	985,269
Cisco Systems, Inc.	377,881	18,123,173
F5 Networks, Inc. (a)	5,352	747,407
Juniper Networks, Inc.	29,940	737,422
Motorola Solutions, Inc.	15,326	2,469,632

		23,062,903

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	12,061	1,083,439
Quanta Services, Inc.	12,656	515,226

		1,598,665

Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,558	1,554,239
Vulcan Materials Co.	11,775	1,695,482

		3,249,721

	Shares	Value
Consumer Finance 0.7%
American Express Co.	60,021	$7,472,014
Capital One Financial Corp.	41,865	4,308,327
Discover Financial Services	28,040	2,378,353
Synchrony Financial	53,179	1,914,976

		16,073,670

Containers & Packaging 0.3%
Amcor PLC	144,600	1,567,464
Avery Dennison Corp.	7,494	980,365
Ball Corp.	29,262	1,892,374
International Paper Co.	34,967	1,610,230
Packaging Corp. of America	8,426	943,628
Sealed Air Corp.	13,755	547,862
WestRock Co.	22,906	982,896

		8,524,819

Distributors 0.1%
Genuine Parts Co.	13,003	1,381,309
LKQ Corp. (a)	27,434	979,394

		2,360,703

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	17,866	419,494

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B (a)	174,539	39,533,084

Diversified Telecommunication Services 2.0%
AT&T, Inc.	651,751	25,470,429
CenturyLink, Inc.	87,382	1,154,316
Verizon Communications, Inc.	368,994	22,656,232

		49,280,977

Electric Utilities 2.0%
Alliant Energy Corp.	21,833	1,194,702
American Electric Power Co., Inc.	43,954	4,154,093
Duke Energy Corp.	64,854	5,915,333
Edison International	31,874	2,403,618
Entergy Corp.	17,698	2,120,220
Evergy, Inc.	20,386	1,326,925
Eversource Energy	28,804	2,450,356
Exelon Corp.	86,482	3,942,714
FirstEnergy Corp.	48,065	2,335,959
NextEra Energy, Inc.	43,505	10,535,171
Pinnacle West Capital Corp.	9,996	898,940
PPL Corp.	64,289	2,306,689
Southern Co.	93,812	5,975,825
Xcel Energy, Inc.	46,675	2,963,396

		48,523,941

Electrical Equipment 0.5%
AMETEK, Inc.	20,325	2,027,215
Eaton Corp. PLC	36,980	3,502,746

10	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Emerson Electric Co.	54,751	$4,175,311
Rockwell Automation, Inc.	10,415	2,110,808

		11,816,080

Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	26,476	2,865,497
CDW Corp.	12,905	1,843,350
Corning, Inc.	68,799	2,002,739
FLIR Systems, Inc.	12,071	628,537
IPG Photonics Corp. (a)	3,173	459,831
Keysight Technologies, Inc. (a)	16,697	1,713,613
TE Connectivity, Ltd.	29,902	2,865,808
Zebra Technologies Corp., Class A (a)	4,811	1,228,922

		13,608,297

Energy Equipment & Services 0.4%
Baker Hughes, a GE Co.	57,746	1,480,030
Halliburton Co.	77,968	1,907,877
Helmerich & Payne, Inc.	9,741	442,534
National Oilwell Varco, Inc.	34,349	860,442
Schlumberger, Ltd.	123,104	4,948,781
TechnipFMC PLC	37,358	800,955

		10,440,619

Entertainment 1.8%
Activision Blizzard, Inc.	68,274	4,056,841
Electronic Arts, Inc. (a)	26,232	2,820,202
Live Nation Entertainment, Inc. (a)	12,572	898,521
Netflix, Inc. (a)	38,972	12,610,170
Take-Two Interactive Software, Inc. (a)	10,074	1,233,360
Walt Disney Co.	160,810	23,257,950

		44,877,044

Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	10,301	1,664,436
American Tower Corp.	39,622	9,105,928
Apartment Investment & Management Co., Class A	13,252	684,466
AvalonBay Communities, Inc.	12,431	2,606,781
Boston Properties, Inc.	12,863	1,773,293
Crown Castle International Corp.	37,007	5,260,545
Digital Realty Trust, Inc.	18,545	2,220,578
Duke Realty Corp.	32,880	1,139,950
Equinix, Inc.	7,628	4,452,464
Equity Residential	31,030	2,510,948
Essex Property Trust, Inc.	5,911	1,778,383
Extra Space Storage, Inc.	11,585	1,223,608
Federal Realty Investment Trust	6,283	808,811
Healthpeak Properties, Inc.	44,160	1,522,195
Host Hotels & Resorts, Inc.	64,970	1,205,194
Iron Mountain, Inc.	25,556	814,470
Kimco Realty Corp.	37,572	778,116

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Mid-America Apartment Communities, Inc.	10,151	$1,338,511
Prologis, Inc.	56,178	5,007,707
Public Storage	13,366	2,846,423
Realty Income Corp.	29,153	2,146,535
Regency Centers Corp.	14,915	940,987
SBA Communications Corp.	10,068	2,426,287
Simon Property Group, Inc.	27,417	4,084,036
SL Green Realty Corp.	7,336	674,032
UDR, Inc.	26,066	1,217,282
Ventas, Inc.	33,164	1,914,889
Vornado Realty Trust	14,097	937,451
Welltower, Inc.	36,072	2,949,968
Weyerhaeuser Co.	66,307	2,002,471

		68,036,745

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	39,519	11,615,424
Kroger Co.	71,103	2,061,276
Sysco Corp.	45,679	3,907,382
Walgreens Boots Alliance, Inc.	67,528	3,981,451
Walmart, Inc.	126,587	15,043,599

		36,609,132

Food Products 1.1%
Archer-Daniels-Midland Co.	49,577	2,297,894
Campbell Soup Co.	15,011	741,844
Conagra Brands, Inc.	43,313	1,483,037
General Mills, Inc.	54,064	2,895,668
Hershey Co.	13,260	1,948,955
Hormel Foods Corp.	24,715	1,114,894
J.M. Smucker Co.	10,152	1,057,128
Kellogg Co.	22,134	1,530,787
Kraft Heinz Co.	55,383	1,779,456
Lamb Weston Holdings, Inc.	12,967	1,115,551
McCormick & Co., Inc.	11,054	1,876,195
Mondelez International, Inc., Class A	128,369	7,070,564
Tyson Foods, Inc., Class A	26,230	2,387,979

		27,299,952

Gas Utilities 0.0%‡
Atmos Energy Corp.	10,676	1,194,217

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	158,192	13,740,557
ABIOMED, Inc. (a)	4,039	689,013
Align Technology, Inc. (a)	6,470	1,805,389
Baxter International, Inc.	45,446	3,800,195
Becton Dickinson & Co.	24,193	6,579,770
Boston Scientific Corp. (a)	123,991	5,606,873
Cooper Cos., Inc.	4,413	1,417,853
Danaher Corp.	56,830	8,722,268
DENTSPLY SIRONA, Inc.	19,955	1,129,253

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp. (a)	18,512	$4,318,664
Hologic, Inc. (a)	23,793	1,242,233
IDEXX Laboratories, Inc. (a)	7,663	2,001,039
Intuitive Surgical, Inc. (a)	10,259	6,064,608
Medtronic PLC	119,424	13,548,653
ResMed, Inc.	12,862	1,993,224
STERIS PLC	7,564	1,152,905
Stryker Corp.	28,802	6,046,692
Teleflex, Inc.	4,115	1,549,051
Varian Medical Systems, Inc. (a)	8,106	1,151,133
Zimmer Biomet Holdings, Inc.	18,399	2,753,962

		85,313,335

Health Care Providers & Services 2.8%
AmerisourceBergen Corp.	13,537	1,150,916
Anthem, Inc.	22,771	6,877,525
Cardinal Health, Inc.	26,164	1,323,375
Centene Corp. (a)	36,816	2,314,622
Cigna Corp.	33,317	6,812,993
CVS Health Corp.	115,760	8,599,810
DaVita, Inc. (a)	8,069	605,417
HCA Healthcare, Inc.	23,674	3,499,254
Henry Schein, Inc. (a)	13,197	880,504
Humana, Inc.	11,846	4,341,796
Laboratory Corp. of America Holdings (a)	8,696	1,471,102
McKesson Corp.	16,118	2,229,442
Quest Diagnostics, Inc.	11,987	1,280,092
UnitedHealth Group, Inc.	84,528	24,849,542
Universal Health Services, Inc., Class B	7,231	1,037,359
WellCare Health Plans, Inc. (a)	4,478	1,478,680

		68,752,429

Health Care Technology 0.1%
Cerner Corp.	28,341	2,079,946

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	35,641	1,811,632
Chipotle Mexican Grill, Inc. (a)	2,270	1,900,240
Darden Restaurants, Inc.	10,932	1,191,697
Hilton Worldwide Holdings, Inc.	25,240	2,799,368
Las Vegas Sands Corp.	30,132	2,080,313
Marriott International, Inc., Class A	24,333	3,684,746
McDonald’s Corp.	67,191	13,277,614
MGM Resorts International	46,413	1,544,161
Norwegian Cruise Line Holdings, Ltd. (a)	19,191	1,120,946
Royal Caribbean Cruises, Ltd.	15,296	2,042,169
Starbucks Corp.	105,369	9,264,043
Wynn Resorts, Ltd.	8,621	1,197,198
Yum! Brands, Inc.	27,085	2,728,272

		44,642,399

	Shares	Value
Household Durables 0.4%
D.R. Horton, Inc.	29,956	$1,580,179
Garmin, Ltd.	12,860	1,254,622
Leggett & Platt, Inc.	11,702	594,813
Lennar Corp., Class A	25,315	1,412,324
Mohawk Industries, Inc. (a)	5,331	727,042
Newell Brands, Inc.	33,919	651,923
NVR, Inc. (a)	311	1,184,415
PulteGroup, Inc.	22,944	890,227
Whirlpool Corp.	5,655	834,282

		9,129,827

Household Products 1.6%
Church & Dwight Co., Inc.	21,994	1,547,058
Clorox Co.	11,193	1,718,573
Colgate-Palmolive Co.	76,373	5,257,517
Kimberly-Clark Corp.	30,638	4,214,257
Procter & Gamble Co.	222,764	27,823,224

		40,560,629

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	59,091	1,175,911
NRG Energy, Inc.	22,519	895,130

		2,071,041

Industrial Conglomerates 1.3%
3M Co.	51,207	9,033,939
General Electric Co.	776,813	8,669,233
Honeywell International, Inc.	63,751	11,283,927
Roper Technologies, Inc.	9,257	3,279,107

		32,266,206

Insurance 2.2%
Aflac, Inc.	65,903	3,486,269
Allstate Corp.	28,979	3,258,689
American International Group, Inc.	77,432	3,974,585
Aon PLC	20,993	4,372,632
Arthur J. Gallagher & Co.	16,685	1,588,913
Assurant, Inc.	5,441	713,206
Chubb, Ltd.	40,567	6,314,659
Cincinnati Financial Corp.	13,521	1,421,733
Everest Re Group, Ltd.	3,626	1,003,822
Globe Life, Inc.	8,934	940,304
Hartford Financial Services Group, Inc.	32,185	1,955,882
Lincoln National Corp.	17,820	1,051,558
Loews Corp.	22,882	1,201,076
Marsh & McLennan Cos., Inc.	45,068	5,021,026
MetLife, Inc.	69,924	3,564,026
Principal Financial Group, Inc.	23,079	1,269,345
Progressive Corp.	52,041	3,767,248
Prudential Financial, Inc.	35,783	3,354,298
Travelers Cos., Inc.	23,177	3,174,090
Unum Group	18,571	541,530
Willis Towers Watson PLC	11,482	2,318,675

12	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
WR Berkley Corp.	12,881	$890,077

		55,183,643

Interactive Media & Services 4.8%
Alphabet, Inc. (a)
Class A	26,733	35,805,913
Class C	26,667	35,654,312
Facebook, Inc., Class A (a)	214,705	44,068,201
Twitter, Inc. (a)	68,808	2,205,297

		117,733,723

Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc. (a)	37,157	68,660,191
Booking Holdings, Inc. (a)	3,734	7,668,628
eBay, Inc.	68,405	2,470,104
Expedia Group, Inc.	12,448	1,346,127

		80,145,050

IT Services 5.2%
Accenture PLC, Class A	56,713	11,942,057
Akamai Technologies, Inc. (a)	14,456	1,248,709
Alliance Data Systems Corp.	3,647	409,193
Automatic Data Processing, Inc.	38,626	6,585,733
Broadridge Financial Solutions, Inc.	10,255	1,266,903
Cognizant Technology Solutions Corp., Class A	49,160	3,048,903
DXC Technology Co.	23,318	876,524
Fidelity National Information Services, Inc.	54,604	7,594,870
Fiserv, Inc. (a)	50,809	5,875,045
FleetCor Technologies, Inc. (a)	7,706	2,217,170
Gartner, Inc. (a)	8,023	1,236,344
Global Payments, Inc.	26,688	4,872,161
International Business Machines Corp.	78,853	10,569,456
Jack Henry & Associates, Inc.	6,854	998,422
Leidos Holdings, Inc.	11,903	1,165,185
Mastercard, Inc., Class A	79,203	23,649,224
Paychex, Inc.	28,468	2,421,488
PayPal Holdings, Inc. (a)	104,738	11,329,510
VeriSign, Inc. (a)	9,272	1,786,529
Visa, Inc., Class A	152,730	28,697,967
Western Union Co.	37,731	1,010,436

		128,801,829

Leisure Products 0.0%‡
Hasbro, Inc.	11,383	1,202,159

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	27,546	2,349,949
Illumina, Inc. (a)	13,085	4,340,818
IQVIA Holdings, Inc. (a)	16,216	2,505,534
Mettler-Toledo International, Inc. (a)	2,190	1,737,283

	Shares	Value
Life Sciences Tools & Services (continued)
PerkinElmer, Inc.	9,887	$960,028
Thermo Fisher Scientific, Inc.	35,870	11,653,087
Waters Corp. (a)	5,764	1,346,759

		24,893,458

Machinery 1.6%
Caterpillar, Inc.	49,436	7,300,708
Cummins, Inc.	13,704	2,452,468
Deere & Co.	28,027	4,855,958
Dover Corp.	12,946	1,492,156
Flowserve Corp.	11,676	581,115
Fortive Corp.	26,282	2,007,682
IDEX Corp.	6,751	1,161,172
Illinois Tool Works, Inc.	26,202	4,706,665
Ingersoll-Rand PLC	21,503	2,858,179
PACCAR, Inc.	30,831	2,438,732
Parker-Hannifin Corp.	11,433	2,353,140
Pentair PLC	14,958	686,123
Snap-On, Inc.	4,914	832,432
Stanley Black & Decker, Inc.	13,507	2,238,650
Westinghouse Air Brake Technologies Corp.	16,210	1,261,138
Xylem, Inc.	16,025	1,262,610

		38,488,928

Media 1.4%
Charter Communications, Inc., Class A (a)	14,025	6,803,247
Comcast Corp., Class A	405,041	18,214,694
Discovery, Inc. (a)
Class A (b)	14,067	460,554
Class C	30,004	914,822
DISH Network Corp., Class A (a)	22,872	811,270
Fox Corp.
Class A	31,549	1,169,521
Class B	14,453	526,089
Interpublic Group of Cos., Inc.	34,467	796,188
News Corp.
Class A	34,757	491,464
Class B	10,839	157,274
Omnicom Group, Inc.	19,362	1,568,709
ViacomCBS, Inc., Class B	47,914	2,010,950

		33,924,782

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	129,146	1,694,395
Newmont Goldcorp Corp.	72,980	3,170,981
Nucor Corp.	26,985	1,518,716

		6,384,092

Multi-Utilities 1.0%
Ameren Corp.	21,879	1,680,307
CenterPoint Energy, Inc.	44,703	1,219,051
CMS Energy Corp.	25,260	1,587,338
Consolidated Edison, Inc.	29,565	2,674,746

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
Dominion Energy, Inc.	73,627	$6,097,788
DTE Energy Co.	17,184	2,231,686
NiSource, Inc.	33,232	925,179
Public Service Enterprise Group, Inc.	45,008	2,657,722
Sempra Energy	25,151	3,809,874
WEC Energy Group, Inc.	28,078	2,589,634

		25,473,325

Multiline Retail 0.5%
Dollar General Corp.	22,882	3,569,134
Dollar Tree, Inc. (a)	21,062	1,980,881
Kohl’s Corp.	14,164	721,656
Macy’s, Inc.	27,497	467,449
Nordstrom, Inc.	9,515	389,449
Target Corp.	45,479	5,830,863

		12,959,432

Oil, Gas & Consumable Fuels 3.8%
Apache Corp.	33,465	856,369
Cabot Oil & Gas Corp.	37,242	648,383
Chevron Corp.	168,982	20,364,021
Cimarex Energy Co.	9,031	474,037
Concho Resources, Inc.	17,898	1,567,328
ConocoPhillips	97,898	6,366,307
Devon Energy Corp.	34,618	899,029
Diamondback Energy, Inc.	14,513	1,347,677
EOG Resources, Inc.	51,659	4,326,958
Exxon Mobil Corp.	377,499	26,341,880
Hess Corp.	23,037	1,539,102
HollyFrontier Corp.	13,477	683,419
Kinder Morgan, Inc.	173,295	3,668,655
Marathon Oil Corp.	71,569	971,907
Marathon Petroleum Corp.	58,598	3,530,529
Noble Energy, Inc.	42,570	1,057,439
Occidental Petroleum Corp.	79,619	3,281,099
ONEOK, Inc.	36,759	2,781,554
Phillips 66	39,926	4,448,156
Pioneer Natural Resources Co.	14,878	2,252,083
Valero Energy Corp.	36,887	3,454,468
Williams Cos., Inc.	107,884	2,559,008

		93,419,408

Personal Products 0.2%
Coty, Inc., Class A	26,182	294,548
Estee Lauder Cos., Inc., Class A	19,908	4,111,798

		4,406,346

Pharmaceuticals 4.5%
Allergan PLC	29,199	5,581,973
Bristol-Myers Squibb Co.	208,689	13,395,747
Eli Lilly & Co.	75,623	9,939,131
Johnson & Johnson	234,917	34,267,343

	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	227,152	$20,659,474
Mylan N.V. (a)	45,919	922,972
Perrigo Co. PLC	12,111	625,654
Pfizer, Inc.	493,753	19,345,242
Zoetis, Inc.	42,508	5,625,934

		110,363,470

Professional Services 0.3%
Equifax, Inc.	10,760	1,507,691
IHS Markit, Ltd. (a)	35,703	2,690,221
Nielsen Holdings PLC	31,659	642,678
Robert Half International, Inc.	10,464	660,802
Verisk Analytics, Inc.	14,554	2,173,494

		7,674,886

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	29,938	1,834,900

Road & Rail 1.0%
CSX Corp.	69,982	5,063,898
J.B. Hunt Transport Services, Inc.	7,603	887,878
Kansas City Southern	8,953	1,371,242
Norfolk Southern Corp.	23,446	4,551,572
Old Dominion Freight Line, Inc.	5,696	1,080,987
Union Pacific Corp.	62,098	11,226,697

		24,182,274

Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc. (a)	99,358	4,556,558
Analog Devices, Inc.	32,882	3,907,697
Applied Materials, Inc.	82,225	5,019,014
Broadcom, Inc.	35,433	11,197,537
Intel Corp.	388,106	23,228,144
KLA Corp.	14,176	2,525,738
Lam Research Corp.	12,865	3,761,726
Maxim Integrated Products, Inc.	24,147	1,485,282
Microchip Technology, Inc.	21,189	2,218,912
Micron Technology, Inc. (a)	98,252	5,283,993
NVIDIA Corp.	54,603	12,848,086
Qorvo, Inc. (a)	10,484	1,218,555
QUALCOMM, Inc.	101,648	8,968,403
Skyworks Solutions, Inc.	15,284	1,847,530
Texas Instruments, Inc.	83,103	10,661,284
Xilinx, Inc.	22,485	2,198,358

		100,926,817

Software 6.8%
Adobe, Inc. (a)	43,210	14,251,090
ANSYS, Inc. (a)	7,486	1,926,971
Autodesk, Inc. (a)	19,546	3,585,909
Cadence Design Systems, Inc. (a)	24,937	1,729,630
Citrix Systems, Inc.	10,953	1,214,688
Fortinet, Inc. (a)	12,633	1,348,699

14	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Intuit, Inc.	23,150	$6,063,680
Microsoft Corp.	680,641	107,337,086
NortonLifeLock, Inc.	50,611	1,291,593
Oracle Corp.	193,795	10,267,259
salesforce.com, Inc. (a)	79,344	12,904,508
ServiceNow, Inc. (a)	16,676	4,707,968
Synopsys, Inc. (a)	13,377	1,862,079

		168,491,160

Specialty Retail 2.2%
Advance Auto Parts, Inc.	6,354	1,017,657
AutoZone, Inc. (a)	2,131	2,538,682
Best Buy Co., Inc.	20,646	1,812,719
CarMax, Inc. (a)	14,739	1,292,168
Gap, Inc.	19,066	337,087
Home Depot, Inc.	97,482	21,288,119
L Brands, Inc.	20,666	374,468
Lowe’s Cos., Inc.	68,699	8,227,392
O’Reilly Automotive, Inc. (a)	6,811	2,984,989
Ross Stores, Inc.	32,462	3,779,226
Tiffany & Co.	9,677	1,293,331
TJX Cos., Inc.	107,609	6,570,605
Tractor Supply Co.	10,616	991,959
Ulta Beauty, Inc. (a)	5,238	1,325,947

		53,834,349

Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	372,642	109,426,323
Hewlett Packard Enterprise Co.	116,214	1,843,154
HP, Inc.	131,908	2,710,709
NetApp, Inc.	20,415	1,270,834
Seagate Technology PLC	20,680	1,230,460
Western Digital Corp.	26,348	1,672,308
Xerox Holdings Corp.	16,939	624,541

		118,778,329

Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings, Ltd. (a)	13,492	514,720
Hanesbrands, Inc.	32,182	477,903
NIKE, Inc., Class B	111,431	11,289,075
PVH Corp.	6,600	693,990
Ralph Lauren Corp.	4,449	521,512
Tapestry, Inc.	24,683	665,700
Under Armour, Inc. (a)
Class A	16,747	361,735
Class C	17,300	331,814
VF Corp.	29,063	2,896,418

		17,752,867

Tobacco 0.8%
Altria Group, Inc.	166,283	8,299,184
Philip Morris International, Inc.	139,176	11,842,486

		20,141,670

	Shares	Value
Trading Companies & Distributors 0.2%
Fastenal Co.	51,042	$1,886,002
United Rentals, Inc. (a)	6,868	1,145,377
W.W. Grainger, Inc.	3,935	1,332,076

		4,363,455

Water Utilities 0.1%
American Water Works Co., Inc.	16,080	1,975,428

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc. (a)	28,141	2,206,817

Total Common Stocks (c) (Cost $875,839,554)		2,388,387,120

Short-Term Investments 3.0%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 1.40% (d)	707,722	707,722

Total Affiliated Investment Company (Cost $707,722)		707,722

	Principal Amount
U.S. Government & Federal Agencies 3.0%
United States Treasury Bills (e)
1.199%, due 1/9/20	$700,000	699,816
1.36%, due 1/9/20	1,400,000	1,399,583
1.416%, due 1/9/20	1,500,000	1,499,535
1.457%, due 1/9/20	600,000	599,809
1.47%, due 1/9/20	800,000	799,742
1.483%, due 1/9/20	600,000	599,805
1.492%, due 1/9/20	900,000	899,706
1.496%, due 1/9/20	500,000	499,836
1.498%, due 1/9/20	300,000	299,902
1.50%, due 1/9/20	4,300,000	4,298,588
1.504%, due 1/9/20	400,000	399,868
1.523%, due 1/9/20	600,000	599,800
1.525%, due 1/9/20	900,000	899,699
1.527%, due 1/9/20	700,000	699,766
1.528%, due 1/9/20	300,000	299,900
1.531%, due 1/9/20	600,000	599,799
1.532%, due 1/9/20	900,000	899,699
1.533%, due 1/9/20	1,700,000	1,699,429
1.536%, due 1/9/20	100,000	99,966
1.541%, due 1/9/20	800,000	799,730
1.542%, due 1/9/20	300,000	299,899
1.551%, due 1/9/20	600,000	599,796
1.564%, due 1/9/20	600,000	599,795
1.572%, due 1/9/20	200,000	199,931
1.573%, due 1/9/20	800,000	799,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bills (continued)
1.60%, due 1/9/20	$600,000	$599,790
1.631%, due 1/9/20	200,000	199,929
1.64%, due 1/9/20	1,000,000	999,642
1.643%, due 1/9/20	1,200,000	1,199,570
1.646%, due 1/9/20	1,000,000	999,641
1.655%, due 1/23/20 (f)	3,000,000	2,997,019
1.661%, due 1/9/20	2,500,000	2,499,094
1.664%, due 1/9/20	400,000	399,855
1.677%, due 1/9/20	1,100,000	1,099,597
1.679%, due 1/9/20	300,000	299,890
1.681%, due 1/9/20	41,700,000	41,684,706
1.686%, due 1/9/20	200,000	199,927

Total U.S. Government & Federal Agencies (Cost $74,271,784)		74,271,784

Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (d)(g)	466,521	466,521

Total Unaffiliated Investment Company (Cost $466,521)		466,521

Total Short-Term Investments (Cost $75,446,027)		75,446,027

Total Investments (Cost $951,285,581)	99.9%	2,463,833,147
Other Assets, Less Liabilities	0.1	1,748,370
Net Assets	100.0%	$2,465,581,517
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $493,010; the total market value of collateral held by the Portfolio was $504,398. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $37,877 (See Note 2(I)).

(c)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.

(d)	Current yield as of December 31, 2019.

(e)	Interest rate shown represents yield to maturity.

(f)	Represents a security which was maintained at the broker as collateral for futures contracts.

(g)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of December 31, 2019, the Portfolio held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]

Long Contracts
S&P 500 Index Mini	460	March 2020	$73,269,006	$74,315,300	$1,046,294

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

16	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$2,388,387,120	$—	$—	$2,388,387,120
Short-Term Investments
Affiliated Investment Company	707,722	—	—	707,722
U.S. Government & Federal Agencies	—	74,271,784	—	74,271,784
Unaffiliated Investment Company	466,521	—	—	466,521

Total Short-Term Investments	1,174,243	74,271,784	—	75,446,027

Total Investments in Securities	2,389,561,363	74,271,784	—	2,463,833,147

Other Financial Instruments
Futures Contracts (b)	1,046,294	—	—	1,046,294

Total Investments in Securities and Other Financial Instruments	$2,390,607,657	$74,271,784	$—	$2,464,879,441

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $950,577,859) including securities on loan of $493,010	$2,463,125,425
Investment in affiliated investment company, at value (identified cost $707,722)	707,722
Receivables:
Dividends	2,425,512
Portfolio shares sold	1,429,173
Variation margin on futures contracts	179,768
Securities lending	585
Other assets	80

Total assets	2,467,868,265

Liabilities
Due to custodian	699,793
Cash collateral received for securities on loan	466,521
Payables:
Portfolio shares redeemed	491,122
NYLIFE Distributors (See Note 3)	278,573
Manager (See Note 3)	239,218
Shareholder communication	61,459
Professional fees	38,651
Custodian	4,603
Trustees	3,601
Accrued expenses	3,207

Total liabilities	2,286,748

Net assets	$2,465,581,517

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,143
Additional paid-in capital	909,083,243

909,123,386
Total distributable earnings (loss)	1,556,458,131

Net assets	$2,465,581,517

Initial Class
Net assets applicable to outstanding shares	$1,123,942,745

Shares of beneficial interest outstanding	18,216,210

Net asset value per share outstanding	$61.70

Service Class
Net assets applicable to outstanding shares	$1,341,638,772

Shares of beneficial interest outstanding	21,927,222

Net asset value per share outstanding	$61.19

18	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated	$42,266,332
Interest	1,154,646
Securities lending	60,778
Dividends-affiliated	28,434

Total income	43,510,190

Expenses
Manager (See Note 3)	3,555,276
Distribution/Service—Service Class (See Note 3)	2,872,923
Professional fees	191,045
Shareholder communication	176,114
Custodian	63,901
Trustees	53,773
Interest expense	88
Miscellaneous	97,969

Total expenses before waiver/reimbursement	7,011,089
Expense waiver/reimbursement from Manager (See Note 3)	(582,802)

Net expenses	6,428,287

Net investment income (loss)	37,081,903

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	12,354,798
Futures transactions	11,667,197

Net realized gain (loss) on investments and futures transactions	24,021,995

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	529,130,066
Futures contracts	2,229,099

Net change in unrealized appreciation (depreciation) on investments and futures contracts	531,359,165

Net realized and unrealized gain (loss) on investments and futures transactions	555,381,160

Net increase (decrease) in net assets resulting from operations	$592,463,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$37,081,903	$37,758,154
Net realized gain (loss) on investments and futures transactions	24,021,995	12,120,271
Net change in unrealized appreciation (depreciation) on investments and futures contracts	531,359,165	(147,972,517)

Net increase (decrease) in net assets resulting from operations	592,463,063	(98,094,092)

Distributions to shareholders:
Initial Class	(23,519,063)	(36,895,690)
Service Class	(24,823,269)	(30,790,988)

Total distributions to shareholders	(48,342,332)	(67,686,678)

Capital share transactions:
Net proceeds from sale of shares	262,379,287	364,267,496
Net asset value of shares issued to shareholders in reinvestment of distributions	48,342,332	67,686,678
Cost of shares redeemed	(311,703,215)	(397,688,197)

Increase (decrease) in net assets derived from capital share transactions	(981,596)	34,265,977

Net increase (decrease) in net assets	543,139,135	(131,514,793)

Net Assets
Beginning of year	1,922,442,382	2,053,957,175

End of year	$2,465,581,517	$1,922,442,382

20	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$48.11	$52.02	$44.05	$41.29	$41.99

Net investment income (loss) (a)	1.01	1.04	0.80	0.70	0.70

Net realized and unrealized gain (loss) on investments	13.88	(3.15)	8.60	4.02	(0.29)

Total from investment operations	14.89	(2.11)	9.40	4.72	0.41

Less distributions:

From net investment income	(1.00)	(0.78)	(0.70)	(0.70)	(0.60)

From net realized gain on investments	(0.30)	(1.02)	(0.73)	(1.26)	(0.51)

Total distributions	(1.30)	(1.80)	(1.43)	(1.96)	(1.11)

Net asset value at end of year	$61.70	$48.11	$52.02	$44.05	$41.29

Total investment return (b)	31.25%	(4.52%)	21.49%	11.62%	1.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.80%	1.95%	1.65%	1.66%	1.67%

Net expenses (c)	0.16%	0.16%	0.22%	0.28%	0.27%

Expenses (before waiver/reimbursement) (c)	0.19%	0.19%	0.23%	0.28%	0.27%

Portfolio turnover rate	7%	9%	3%	3%	3%

Net assets at end of year (in 000’s)	$1,123,943	$1,001,911	$1,156,346	$899,633	$1,017,929

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$47.74	$51.66	$43.80	$41.08	$41.79

Net investment income (loss) (a)	0.86	0.90	0.67	0.59	0.60

Net realized and unrealized gain (loss) on investments	13.77	(3.13)	8.54	4.00	(0.28)

Total from investment operations	14.63	(2.23)	9.21	4.59	0.32

Less distributions:

From net investment income	(0.88)	(0.67)	(0.62)	(0.61)	(0.52)

From net realized gain on investments	(0.30)	(1.02)	(0.73)	(1.26)	(0.51)

Total distributions	(1.18)	(1.69)	(1.35)	(1.87)	(1.03)

Net asset value at end of year	$61.19	$47.74	$51.66	$43.80	$41.08

Total investment return (b)	30.92%	(4.76%)	21.19%	11.34%	0.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.54%	1.70%	1.40%	1.41%	1.42%

Net expenses (c)	0.41%	0.41%	0.47%	0.53%	0.52%

Expenses (before waiver/reimbursement) (c)	0.44%	0.44%	0.48%	0.53%	0.52%

Portfolio turnover rate	7%	9%	3%	3%	3%

Net assets at end of year (in 000’s)	$1,341,639	$920,531	$897,611	$613,011	$476,730

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

22	MainStay VP MacKay S&P 500 Index Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgagebacked securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the

23

Notes to Financial Statements (continued)

difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain

24	MainStay VP MacKay S&P 500 Index Portfolio

percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $493,010; the total market value of collateral held by the Portfolio was $504,398. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $37,877 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $466,521.

(J)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$1,046,294	$1,046,294

Total Fair Value		$1,046,294	$1,046,294

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

25

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$11,667,197	$11,667,197

Total Realized Gain (Loss)		$11,667,197	$11,667,197

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,229,099	$2,229,099

Total Change in Unrealized Appreciation (Depreciation)		$2,229,099	$2,229,099

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$50,904,839	$50,904,839

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended December 31, 2019, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,555,276 and waived fees/reimbursed expenses in the amount of $582,802 and paid the Subadvisor in the amount of $1,486,237.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

26	MainStay VP MacKay S&P 500 Index Portfolio

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$782	$290,451	$(290,525)	$—	$—	$708	$28	$—	708

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$968,466,774	$1,514,807,436	$(19,441,063)	$1,495,366,373

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$47,566,305	$13,362,383	$163,069	$1,495,366,374	$1,556,458,131

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$38,388,340	$9,953,992	$41,885,167	$25,801,511

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $161,012 and $169,815, respectively.

27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	430,611	$23,884,514
Shares issued to shareholders in reinvestment of distributions	424,872	23,519,063
Shares redeemed	(3,463,147)	(193,423,909)

Net increase (decrease)	(2,607,664)	$(146,020,332)

Year ended December 31, 2018:
Shares sold	3,258,166	$174,397,749
Shares issued to shareholders in reinvestment of distributions	665,728	36,895,690
Shares redeemed	(5,327,906)	(279,065,069)

Net increase (decrease)	(1,404,012)	$(67,771,630)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	4,305,106	$238,494,773
Shares issued to shareholders in reinvestment of distributions	451,926	24,823,269
Shares redeemed	(2,111,869)	(118,279,306)

Net increase (decrease)	2,645,163	$145,038,736

Year ended December 31, 2018:
Shares sold	3,592,164	$189,869,747
Shares issued to shareholders in reinvestment of distributions	559,584	30,790,988
Shares redeemed	(2,243,764)	(118,623,128)

Net increase (decrease)	1,907,984	$102,037,607

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to

28	MainStay VP MacKay S&P 500 Index Portfolio

permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay S&P 500 Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay S&P 500 Index Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

30	MainStay VP MacKay S&P 500 Index Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the

32	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments,

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay VP MacKay S&P 500 Index Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust;or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay VP MacKay S&P 500 Index Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

37

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay VP MacKay S&P 500 Index Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802534	MSVPSP11-02/20 (NYLIAC) NI529

MainStay VP MacKay Unconstrained

Bond Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	4/29/2011	7.06%	3.06%	3.84%	0.75%
Service Class Shares	4/29/2011	6.80	2.81	3.59	1.00

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	8.72%	3.05%	3.37%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[4]	2.60	1.33	0.90
Morningstar Nontraditional Bond Category Average[5]	6.69	2.80	2.23

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,022.80	$3.98	$1,021.27	$3.97	0.78%

Service Class Shares	$1,000.00	$1,021.50	$5.25	$1,020.01	$5.24	1.03%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP MacKay Unconstrained Bond Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–4.50%, due 8/1/48–2/1/49

3.	Bank of America Corp., 3.004%–8.57%, due 5/17/22–4/24/28

4.	Citigroup, Inc., 2.35%–6.30%, due 8/2/21–7/1/26

5.	Federal National Mortgage Association, 3.00%–3.50%, due 5/25/48–12/25/59
6.	Morgan Stanley, 3.625%–5.611%, due 4/15/20–1/20/27

7.	Federal Home Loan Mortgage Corporation, 3.00%–3.50%, due 9/15/48–10/25/49

8.	Goldman Sachs Group, Inc., 2.876%–6.75%, due 7/27/21–10/1/37

9.	FREMF Mortgage Trust, 3.499%–4.324%, due 12/25/44–12/25/46

10.	GS Mortgage Securities Trust, 2.966%–3.43%, due 6/15/38–9/1/52

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD1, Joseph Cantwell, Shu-Yang Tan, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP MacKay Unconstrained Bond Portfolio returned 7.06% for Initial Class shares and 6.80% for Service Class shares. Over the same period, both share classes underperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2019, both share classes outperformed the 2.60% return of the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark, and the 6.69% return of the Morningstar Nontraditional Bond Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio held overweight exposure to spread product3 relative to the Bloomberg Barclays U.S. Aggregate Bond Index, a position that was beneficial to returns on a relative basis. However, the Portfolio also maintained a lower duration4 profile than the primary benchmark, which detracted from relative returns as yields on U.S. Treasury securities declined and longer maturity bonds outperformed.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Throughout the reporting period, we used futures to manage the Portfolio’s duration profile. Although we extended the duration of the Portfolio during the reporting period, it remained below the duration of the primary benchmark, which detracted from relative performance.

What was the Portfolio’s duration strategy during the reporting period?

We gradually extended the Portfolio’s duration from approximately 1.0 year to 1.7 years during the reporting period. However, the Portfolio’s duration remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2019, the benchmark duration was approximately 5.9 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period the Federal Reserve cut interest rates three times, long bonds rallied and credit spreads tightened. That said, these market forces did not prompt us to make any significant changes to the portfolio in 2019. We continued to implement our strategy, introduced in 2018, to reduce the portfolio’s risk by trimming bank loans and high-yield exposure. We also looked to improve liquidity and diversify sources of return by increasing our exposure to Treasury securities, agency mortgages and credit-related securitized assets such as asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and taxable municipals.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The strongest positive contributor to the Portfolio’s absolute performance during the reporting period was spread product, specifically investment-grade credit, high-yield corporate bonds, bank loans and emerging-market debt. (Contributions take weightings and total returns into account.) Emerging markets benefited from renewed risk appetites sparked by dovish central banks. Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities, were the weakest contributors to the Portfolio’s absolute performance during the same period due to their higher-rated and shorter-duration characteristics.

Did the Portfolio make any significant purchases or sales during the reporting period?

As credit spreads narrowed during the reporting period and the compensation for risk compressed, we reduced the Portfolio’s exposure to credit in the form of high-yield bonds and bank loans. At the same time, we methodically added securitized assets—such as ABS, CMBS and RMBS—into the Portfolio, both to reduce volatility and for diversification purposes.

How did the Portfolio’s sector weightings change during the reporting period?

As mentioned earlier, we significantly increased the Portfolio’s exposure to securitized assets, such as RMBS, CMBS and ABS,

1.	Effective January 1, 2020, Dan Roberts no longer serves as a portfolio manager to the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Unconstrained Bond Portfolio

while reducing the Portfolio’s exposure to high-yield bonds and bank loans. These transactions improved the liquidity and overall credit quality of the Portfolio as spreads tightened during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index to investment-grade corporate bonds, high-yield bonds and bank loans. As of the same date, the Portfolio held underweight positions in U.S. Treasury securities and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount	Value
Long-Term Bonds 96.3%† Asset-Backed Securities 5.2%
Auto Floor Plan Asset-Backed Securities 0.8%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$4,530,000	$4,933,545
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.338% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	4,085,000	4,091,746

		9,025,291

Automobile Asset-Backed Securities 1.0%
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	2,325,000	2,332,985
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	1,875,000	1,866,771
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	3,400,000	3,452,279
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	2,430,000	2,473,192

		10,125,227

Credit Cards 1.1%
American Express Credit Account Master Trust Series 2018-9, Class A 2.145% (1 Month LIBOR + 0.38%), due 4/15/26 (b)	1,970,000	1,969,607
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	4,310,000	4,230,370
Citibank Credit Card Issuance Trust Series 2018-A2, Class A2 2.054% (1 Month LIBOR + 0.33%), due 1/20/25 (b)	4,945,000	4,945,990

		11,145,967

Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 1.778% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	70,239	43,582
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.758% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	18,708	8,540

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 1.818% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	$18,977	$8,547

		60,669

Other Asset-Backed Securities 2.3%
CNH Equipment Trust Series 2019-B, Class A4 2.64%, due 5/15/26	4,405,000	4,472,778
Dell Equipment Finance Trust Series 2018-2, Class A3 3.37%, due 10/22/23 (a)	4,080,000	4,136,063
DLL LLC Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	3,570,000	3,563,368
Hilton Grand Vacations Trust Series 2019-AA, Class A 2.34%, due 7/25/33 (a)	3,006,491	3,002,894
John Deere Owner Trust Series 2019-B, Class A3 2.21%, due 12/15/23	3,560,000	3,583,286
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.808% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	24,636	17,036
MVW LLC Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,745,945	2,728,754
Sierra Receivables Funding LLC
Series 2019-3A, Class A 2.34%, due 8/20/36 (a)	1,662,634	1,656,539
Series 2019-1A, Class A 3.20%, due 1/20/36	974,559	983,323

		24,144,041

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.452% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	38,210	38,084

Total Asset-Backed Securities (Cost $54,115,117)		54,539,279

Corporate Bonds 61.4%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	915,750

Aerospace & Defense 0.4%
L3Harris Technologies, Inc. 4.40%, due 6/15/28	3,270,000	3,645,750

10	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.8%
Altria Group, Inc. 3.80%, due 2/14/24 (c)	$3,400,000	$3,580,426
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,490,324

		8,070,750

Airlines 1.0%
American Airlines Pass-Through Trust Series 2015-2, Class A 4.00%, due 3/22/29	417,119	439,965
American Airlines, Inc. Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	834,235	880,126
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	540,420	568,505
Series 2005-ERJ1 9.798%, due 10/1/22	77,259	79,384
Delta Air Lines, Inc. Series 2019-1, Class AA 3.204%, due 10/25/25	3,695,000	3,843,733
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,099,255	1,220,861
Series 2010-1, Class A 6.25%, due 10/22/24	744,558	807,539
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24	1,096,597	1,130,700
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,683,670	1,787,754

		10,758,567

Auto Manufacturers 1.9%
Daimler Finance North America LLC 2.452% (3 Month LIBOR + 0.55%), due 5/4/21 (a)(b)	2,335,000	2,338,055
Ford Motor Credit Co. LLC
2.681%, due 1/9/20 (c)	5,675,000	5,675,439
3.145% (3 Month LIBOR + 1.235%), due 2/15/23 (b)	1,230,000	1,209,424
4.063%, due 11/1/24	2,485,000	2,536,155
4.25%, due 9/20/22	900,000	931,043
General Motors Financial Co., Inc. 3.45%, due 4/10/22	4,000,000	4,090,945
Volkswagen Group of America Finance LLC 3.875%, due 11/13/20 (a)	3,100,000	3,150,616

		19,931,677

	Principal Amount		Value
Auto Parts & Equipment 0.4%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (a)	EUR	2,835,000	$3,347,606
ZF North America Capital, Inc. 4.00%, due 4/29/20 (a)		$740,000	743,512

			4,091,118

Banks 13.1%
Bank of America Corp.
3.004%, due 12/20/23 (c)(d)		6,566,000	6,719,282
3.499%, due 5/17/22 (d)		6,150,000	6,273,559
3.50%, due 4/19/26 (c)		6,165,000	6,556,793
3.705%, due 4/24/28 (d)		1,695,000	1,812,387
6.30%, due 3/10/26 (d)(e)		1,810,000	2,090,550
8.57%, due 11/15/24		455,000	574,592
Bank of New York Mellon Corp. 2.661%, due 5/16/23 (d)		3,715,000	3,772,232
Barclays Bank PLC
5.14%, due 10/14/20		4,249,000	4,337,894
Series Reg S 10.00%, due 5/21/21	GBP	401,000	591,416
Barclays PLC 5.20%, due 5/12/26		$1,725,000	1,886,707
Capital One Financial Corp. 5.55%, due 6/1/20 (c)(d)(e)		2,365,000	2,400,168
Citibank N.A. 3.165%, due 2/19/22 (d)		4,200,000	4,253,209
Citigroup, Inc.
2.35%, due 8/2/21		4,801,000	4,830,629
3.159% (3 Month LIBOR + 1.25%), due 7/1/26 (b)		10,035,000	10,295,271
5.50%, due 9/13/25 (c)		2,710,000	3,098,858
6.30%, due 5/15/24 (d)(e)		4,290,000	4,648,515
Citizens Bank N.A. 2.55%, due 5/13/21		1,145,000	1,153,805
Citizens Financial Group, Inc.
4.15%, due 9/28/22 (a)		1,450,000	1,513,022
4.30%, due 12/3/25		2,550,000	2,740,976
Discover Bank 7.00%, due 4/15/20 (c)		1,005,000	1,018,484
Goldman Sachs Group, Inc.
2.876%, due 10/31/22 (d)		2,300,000	2,332,636
3.08% (3 Month LIBOR + 1.17%), due 5/15/26 (b)		3,075,000	3,106,969
3.625%, due 1/22/23		2,813,000	2,929,821
5.25%, due 7/27/21		1,900,000	1,993,899
6.75%, due 10/1/37		1,828,000	2,539,327
Huntington Bancshares, Inc. 3.15%, due 3/14/21 (c)		3,910,000	3,958,520
Huntington National Bank 3.55%, due 10/6/23		1,445,000	1,516,026
JPMorgan Chase & Co. 3.54%, due 5/1/28 (d)		6,265,000	6,656,715

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Lloyds Banking Group PLC
2.907%, due 11/7/23 (d)	$1,160,000	$1,177,486
4.582%, due 12/10/25	2,500,000	2,707,758
Morgan Stanley
3.625%, due 1/20/27	80,000	85,185
3.875%, due 4/29/24	6,015,000	6,394,414
3.875%, due 1/27/26 (c)	400,000	429,637
4.875%, due 11/1/22	1,931,000	2,069,089
5.00%, due 11/24/25	3,840,000	4,325,397
5.611% (3 Month LIBOR + 3.61%), due 4/15/20 (b)(e)	2,125,000	2,143,700
PNC Bank N.A. 2.45%, due 11/5/20	2,740,000	2,752,890
Royal Bank of Scotland Group PLC
6.00%, due 12/19/23	205,000	228,001
6.125%, due 12/15/22	970,000	1,061,773
Santander Holdings USA, Inc. 3.40%, due 1/18/23	5,055,000	5,183,123
Santander UK PLC 2.125%, due 11/3/20	3,000,000	3,003,578
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	2,700,000	2,700,186
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,680,842
5.875%, due 6/15/25 (d)(e)	595,000	661,938
5.90%, due 6/15/24 (d)(e)	3,270,000	3,560,441

		135,767,700

Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	915,000	997,230
4.75%, due 1/23/29	1,833,000	2,124,758
Constellation Brands, Inc. 4.25%, due 5/1/23	2,985,000	3,172,908
Molson Coors Brewing Co. 2.10%, due 7/15/21	3,129,000	3,131,743

		9,426,639

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,705,373

Building Materials 0.5%
Standard Industries, Inc. (a)
4.75%, due 1/15/28	970,000	994,250
5.375%, due 11/15/24	3,680,000	3,781,200

		4,775,450

	Principal Amount	Value
Chemicals 1.0%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	$1,895,000	$1,888,225
Ashland LLC 4.75%, due 8/15/22 (c)	2,525,000	2,638,625
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	1,015,000	1,010,189
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,200,000	2,244,671
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	2,915,000	3,037,955

		10,819,665

Commercial Services 1.9%
Ashtead Capital, Inc. 4.25%, due 11/1/29 (a)	2,250,000	2,297,813
California Institute of Technology 3.65%, due 9/1/2119	2,434,000	2,360,832
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,435,000	2,562,837
IHS Markit, Ltd.
4.125%, due 8/1/23	2,175,000	2,311,090
4.75%, due 2/15/25 (a)	3,105,000	3,391,964
PayPal Holdings, Inc. 2.40%, due 10/1/24	3,625,000	3,660,751
Service Corp. International 5.375%, due 5/15/24	530,000	545,900
University of Pennsylvania 3.61%, due 12/31/99	2,515,000	2,578,300

		19,709,487

Computers 0.8%
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	3,695,000	4,068,932
6.02%, due 6/15/26	625,000	719,500
Hewlett Packard Enterprise Co.
3.60%, due 10/15/20	2,000,000	2,022,718
4.40%, due 10/15/22	1,560,000	1,648,342

		8,459,492

Distribution & Wholesale 0.4%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	3,000,000	3,142,500
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	975,000	1,042,031

		4,184,531

Diversified Financial Services 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.45%, due 12/16/21	2,200,000	2,293,089
4.625%, due 10/30/20	3,585,000	3,656,720
Air Lease Corp.
2.125%, due 1/15/20	2,215,000	2,214,873

12	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Air Lease Corp. (continued)
2.625%, due 7/1/22	$2,155,000	$2,180,059
2.75%, due 1/15/23	1,040,000	1,053,790
Ally Financial, Inc.
5.75%, due 11/20/25	3,570,000	3,993,937
8.00%, due 11/1/31 (c)	3,450,000	4,788,945
Discover Financial Services 3.85%, due 11/21/22	300,000	313,641
Protective Life Global Funding 2.161%, due 9/25/20 (a)	3,420,000	3,425,052
Springleaf Finance Corp. 6.125%, due 3/15/24	880,000	963,600

		24,883,706

Electric 3.0%
AEP Transmission Co. LLC 3.10%, due 12/1/26 (c)	3,360,000	3,482,113
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,453,864
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	3,260,000	3,236,801
Berkshire Hathaway Energy Co. 2.375%, due 1/15/21	1,700,000	1,709,087
CMS Energy Corp. 5.05%, due 3/15/22	1,350,000	1,424,735
Duke Energy Corp. 4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(e)	2,625,000	2,752,444
Duquesne Light Holdings, Inc. (a)
5.90%, due 12/1/21	1,494,000	1,588,004
6.40%, due 9/15/20	3,435,000	3,534,534
Entergy Arkansas LLC 3.50%, due 4/1/26	960,000	1,012,763
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,675,000	1,800,030
Florida Power & Light Co. 2.75%, due 6/1/23	2,155,000	2,209,144
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,635,000	2,726,514
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	627,607
WEC Energy Group, Inc.
3.10%, due 3/8/22	2,165,000	2,211,373
4.022% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,732,584

		31,501,597

Entertainment 0.8%
Eldorado Resorts, Inc.
6.00%, due 4/1/25	3,417,000	3,587,850
7.00%, due 8/1/23	2,395,000	2,490,800

	Principal Amount	Value
Entertainment (continued)
International Game Technology PLC 6.25%, due 2/15/22 (a)	$2,595,000	$2,737,725

		8,816,375

Environmental Controls 0.6%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	3,946,929
Waste Management, Inc.
2.40%, due 5/15/23	505,000	510,198
4.60%, due 3/1/21	1,800,000	1,844,373

		6,301,500

Food 1.2%
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,775,000	1,930,898
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,435,000	1,541,333
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	2,151,000	2,177,969
Mondelez International Holdings Netherlands B.V. 2.125%, due 9/19/22 (a)	3,500,000	3,500,749
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	1,805,000	1,810,335
Sysco Corp. 3.30%, due 7/15/26	1,735,000	1,829,662

		12,790,946

Forest Products & Paper 0.7%
Georgia-Pacific LLC
5.40%, due 11/1/20 (a)	4,000,000	4,111,034
8.00%, due 1/15/24	2,180,000	2,649,500

		6,760,534

Health Care—Products 1.3%
Abbott Laboratories 3.40%, due 11/30/23 (c)	3,540,000	3,721,902
Baxter International, Inc. 2.60%, due 8/15/26	6,085,000	6,140,519
Becton Dickinson & Co. 3.363%, due 6/6/24 (c)	2,245,000	2,338,261
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,512,762

		13,713,444

Home Builders 0.7%
D.R. Horton, Inc. 4.375%, due 9/15/22	3,350,000	3,512,151
MDC Holdings, Inc. 5.625%, due 2/1/20	1,072,000	1,073,340
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,617,312

		7,202,803

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Furnishing 0.3%
Panasonic Corp. 2.536%, due 7/19/22 (a)	$3,500,000	$3,530,418

Housewares 0.2%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	1,960,000	2,092,300

Insurance 3.1%
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	2,695,000	2,863,972
Lincoln National Corp. 4.262% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	6,418,000	5,647,840
MassMutual Global Funding II (a)
2.50%, due 10/17/22	3,670,000	3,723,491
2.95%, due 1/11/25	2,995,000	3,076,525
Metropolitan Life Global Funding I 3.45%, due 10/9/21 (a)	2,610,000	2,682,630
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	2,025,000	2,036,315
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	5,550,000	5,582,172
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,336,459
Prudential Financial, Inc. 5.625%, due 6/15/43 (d)	1,245,000	1,338,375
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	3,100,000	3,097,604

		32,385,383

Internet 2.2%
Booking Holdings, Inc. 3.60%, due 6/1/26	2,875,000	3,069,245
Expedia Group, Inc.
3.25%, due 2/15/30 (a)	2,315,000	2,228,099
3.80%, due 2/15/28	2,245,000	2,296,357
5.00%, due 2/15/26	315,000	347,520
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	245,000	229,394
Match Group, Inc. 5.00%, due 12/15/27 (a)	1,775,000	1,850,437
Tencent Holdings, Ltd. 3.80%, due 2/11/25 (a)	5,450,000	5,743,918
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,728,720
Weibo Corp. 3.50%, due 7/5/24	1,625,000	1,652,229
Zayo Group LLC / Zayo Capital, Inc. 5.75%, due 1/15/27 (a)	2,090,000	2,123,962

		23,269,881

	Principal Amount	Value
Investment Company 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 5/15/26	$2,440,000	$2,598,600

Iron & Steel 0.6%
ArcelorMittal S.A. 4.55%, due 3/11/26	3,205,000	3,403,506
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,263,164

		6,666,670

Leisure Time 0.5%
NCL Corp., Ltd. Class C 3.625%, due 12/15/24	2,070,000	2,098,462
Royal Caribbean Cruises, Ltd. 2.65%, due 11/28/20	2,630,000	2,643,471

		4,741,933

Lodging 0.7%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	1,076
Marriott International, Inc. 3.75%, due 10/1/25	4,205,000	4,498,649
MGM Resorts International 6.00%, due 3/15/23	2,300,000	2,524,250

		7,023,975

Machinery—Diversified 0.8%
CNH Industrial Capital LLC
4.375%, due 4/5/22	3,550,000	3,705,987
4.875%, due 4/1/21	4,355,000	4,496,538

		8,202,525

Media 2.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22 (c)	2,770,000	2,911,739
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(f)	4,528,000	4,403,480
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,735,000	1,877,419
Sirius XM Radio, Inc. (a)
3.875%, due 8/1/22	2,545,000	2,599,081
5.375%, due 7/15/26	3,000,000	3,186,563
Sky, Ltd. 3.75%, due 9/16/24 (a)	1,105,000	1,183,713
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	873,474
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (a)	5,335,000	5,484,380

		22,519,849

14	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.5%
Anglo American Capital PLC 4.125%, due 4/15/21 (a)	$3,300,000	$3,365,873
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)	2,055,000	2,026,374

		5,392,247

Miscellaneous—Manufacturing 0.5%
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (a)	2,485,000	2,528,986
Textron Financial Corp. 3.645% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	3,720,000	2,957,400

		5,486,386

Oil & Gas 2.5%
Concho Resources, Inc. 4.30%, due 8/15/28	2,900,000	3,162,171
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,500,000	3,500,440
Marathon Petroleum Corp. 5.125%, due 12/15/26	5,755,000	6,519,492
Occidental Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	3,292,822
Petrobras Global Finance B.V. 7.375%, due 1/17/27	1,464,000	1,786,080
Petroleos Mexicanos 6.75%, due 9/21/47	4,990,000	4,999,381
Valero Energy Corp. 4.00%, due 4/1/29	2,250,000	2,427,448

		25,687,834

Packaging & Containers 1.4%
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,483,800
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	4,215,000	4,315,106
Sealed Air Corp. (a)
4.00%, due 12/1/27	1,430,000	1,447,875
4.875%, due 12/1/22	1,875,000	1,985,156
WestRock RKT Co. 4.00%, due 3/1/23 (c)	2,230,000	2,328,100

		14,560,037

Pharmaceuticals 1.9%
AbbVie, Inc. 4.25%, due 11/21/49 (a)	3,065,000	3,254,474
Allergan Funding SCS 3.45%, due 3/15/22	4,165,000	4,260,647
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (a)	4,590,000	4,796,550

	Principal Amount	Value
Pharmaceuticals (continued)
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	$3,280,000	$3,510,333
Eli Lilly & Co. 2.35%, due 5/15/22 (c)	1,700,000	1,721,924
Zoetis, Inc.
2.339% (3 Month LIBOR + 0.44%), due 8/20/21 (b)	1,655,000	1,656,467
3.25%, due 8/20/21	1,045,000	1,064,477

		20,264,872

Pipelines 0.9%
Enterprise Products Operating LLC
3.125%, due 7/31/29	2,345,000	2,413,014
4.20%, due 1/31/50	545,000	585,019
MPLX, L.P.
4.00%, due 3/15/28	2,500,000	2,589,432
4.125%, due 3/1/27	1,780,000	1,869,782
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	890,746
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	950,000	959,500

		9,307,493

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.25%, due 12/1/21 (a)	640,000	646,400

Real Estate Investment Trusts 2.1%
American Tower Corp. 3.00%, due 6/15/23	5,000,000	5,110,590
Boston Properties, L.P. 3.20%, due 1/15/25	4,800,000	4,982,836
Crown Castle International Corp. 3.40%, due 2/15/21	1,255,000	1,272,077
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	2,030,000	2,035,562
Equinix, Inc. 5.875%, due 1/15/26	2,275,000	2,414,366
ESH Hospitality, Inc. 5.25%, due 5/1/25 (a)	5,145,000	5,318,644
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	344,224
Iron Mountain, Inc. 6.00%, due 8/15/23	340,000	347,225

		21,825,524

Retail 1.0%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	1,650,000	1,668,139

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Darden Restaurants, Inc. 3.85%, due 5/1/27	$2,025,000	$2,117,065
Dollar General Corp. 3.25%, due 4/15/23 (c)	4,115,000	4,250,382
Starbucks Corp. 4.45%, due 8/15/49	2,065,000	2,395,373

		10,430,959

Semiconductors 0.7%
Broadcom, Inc. 3.625%, due 10/15/24 (a)	2,470,000	2,568,526
NXP B.V. / NXP Funding LLC (a)
4.625%, due 6/15/22	1,755,000	1,849,819
4.625%, due 6/1/23	1,065,000	1,138,592
ON Semiconductor Corp. 2019 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 9/19/26	1,881,432	1,893,714

		7,450,651

Software 1.1%
Fiserv, Inc.
2.75%, due 7/1/24	1,135,000	1,155,049
3.20%, due 7/1/26	720,000	745,665
Microsoft Corp. 3.30%, due 2/6/27	2,055,000	2,196,603
MSCI, Inc. 5.75%, due 8/15/25 (a)	4,005,000	4,200,244
PTC, Inc. 6.00%, due 5/15/24 (c)	2,569,000	2,681,394

		10,978,955

Special Purpose Entity 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,260,000	3,320,245

Telecommunications 2.8%
AT&T, Inc. 3.20%, due 3/1/22	4,275,000	4,376,509
CommScope Technologies LLC 5.00%, due 3/15/27 (a)	1,600,000	1,504,000
CommScope, Inc. 5.00%, due 6/15/21 (a)	361,000	361,181
Crown Castle Towers LLC (a)
3.72%, due 7/15/43	1,550,000	1,602,891
4.241%, due 7/15/48	3,755,000	4,156,631
Hughes Satellite Systems Corp. 5.25%, due 8/1/26	540,000	592,650
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	4,750,000	5,030,155

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc.
4.50%, due 2/1/26	$2,245,000	$2,301,125
6.00%, due 3/1/23	1,200,000	1,221,600
6.50%, due 1/15/26	1,235,000	1,324,179
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,781,000	1,916,611
5.462%, due 2/16/21	279,000	289,574
Verizon Communications, Inc.
3.01% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,455,000	2,511,263
5.15%, due 9/15/23	1,722,000	1,914,711

		29,103,080

Transportation 0.5%
United Parcel Service, Inc. 2.50%, due 4/1/23 (c)	4,965,000	5,056,370

Total Corporate Bonds (Cost $618,239,298)		638,775,441

Foreign Government Bonds 1.1%
Brazil 0.6%
Brazilian Government International Bond 4.625%, due 1/13/28	5,360,000	5,756,640

Mexico 0.5%
Mexico Government International Bond 4.15%, due 3/28/27	5,231,000	5,605,017

Total Foreign Government Bonds (Cost $11,317,209)		11,361,657

Loan Assignments 6.1% (b)
Advertising 0.2%
Syneos Health, Inc. 2018 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 8/1/24	2,550,777	2,555,029

Chemicals, Plastics & Rubber 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3 3.695% (3 Month LIBOR + 1.75%), due 6/1/24	4,299,000	4,304,911

Distribution & Wholesale 0.0%‡
KAR Auction Services, Inc. 2019 Term Loan B6 4.063% (1 Month LIBOR + 2.25%), due 9/19/26	411,755	414,500

16	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Environmental Controls 0.4%
GFL Environmental, Inc. 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 5/30/25	$3,891,828	$3,892,524

Food—Wholesale 0.5%
U.S. Foods, Inc. 2016 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 6/27/23	5,090,375	5,102,190

Health Services 0.5%
BWAY Holding Co. 2017 Term Loan B TBD, due 4/3/24	5,107,647	5,083,702

Household Products & Wares 0.2%
Prestige Brands, Inc. Term Loan B4 3.799% (1 Month LIBOR + 2.00%), due 1/26/24	2,317,910	2,331,674

Insurance 0.4%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 4.799% (1 Month LIBOR + 3.00%), due 5/9/25	4,029,772	4,027,254

Internet 0.2%
Match Group, Inc. 2017 Term Loan B 4.436% (3 Month LIBOR + 2.50%), due 11/16/22	1,859,375	1,857,051

Leisure Time 0.3%
Bombardier Recreational Products, Inc. 2016 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 5/23/25	3,036,563	3,043,610

Lodging 0.1%
Boyd Gaming Corp. Term Loan B3 3.853% (1 Week LIBOR + 2.25%), due 9/15/23	326,942	328,846
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 3.799% (1 Month LIBOR + 2.00%), due 3/21/25	705,203	707,596

		1,036,442

	Principal Amount	Value
Media 0.3%
Nielsen Finance LLC Term Loan B4 3.71% (1 Month LIBOR + 2.00%), due 10/4/23	$2,925,000	$2,933,126

Real Estate 0.4%
Realogy Group LLC 2018 Term Loan B 4.049% (1 Month LIBOR + 2.25%), due 2/8/25	4,353,893	4,274,073

Software 0.4%
IQVIA, Inc. 2018 USD Term Loan B3 3.695% (3 Month LIBOR + 1.75%), due 6/11/25	3,792,250	3,805,523

Support Services 1.0%
Advanced Disposal Services, Inc. Term Loan B3 3.853% (1 Week LIBOR + 2.25%), due 11/10/23	5,537,729	5,556,767
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.299% (1 Month LIBOR + 2.50%), due 3/1/24	4,612,270	4,624,760

		10,181,527

Telecommunications 0.8%
Level 3 Financing, Inc. 2019 Term Loan B 3.549% (1 Month LIBOR + 1.75%), due 3/1/27	3,963,602	3,980,119
SBA Senior Finance II LLC 2018 Term Loan B 3.55% (1 Month LIBOR + 1.75%), due 4/11/25	4,212,883	4,225,758

		8,205,877

Total Loan Assignments (Cost $62,770,826)		63,049,013

Mortgage-Backed Securities 13.7%
Agency (Collateralized Mortgage Obligations) 3.1%
Federal Home Loan Mortgage Corporation
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,690,000	2,753,189
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	5,005,000	5,092,378
REMIC Series 4888, Class BA 3.50%, due 9/15/48	2,160,551	2,247,329

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Federal National Mortgage Association
REMIC, Series 2019-39, Class LA 3.00%, due 2/25/49	$3,273,111	$3,371,112
Series 2019-25, Class PA 3.00%, due 5/25/48	2,625,088	2,695,895
REMIC, Series 2019-74, Class BA 3.50%, due 12/25/59	4,192,304	4,379,795
Government National Mortgage Association
Series 2014-91, Class MA 3.00%, due 1/16/40	2,867,878	2,931,885
Series 2019-29, Class CB 3.00%, due 10/20/48	2,177,494	2,210,102
Series 2019-43, Class PL 3.00%, due 4/20/49	2,546,207	2,611,499
Series 2019-74, Class AT 3.00%, due 6/20/49	3,356,896	3,415,903

		31,709,087

Agency Collateral PAC CMO 1.1%
Federal Home Loan Mortgage Corporation REMIC, Series 4926, Class BP 3.00%, due 10/25/49	5,470,000	5,612,103
Federal National Mortgage Association REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	5,775,000	5,881,750

		11,493,853

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.6%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	5,810,000	5,904,304
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,760,000	3,851,772
Benchmark Mortgage Trust
Series 2019-B14, Class A5 3.049%, due 12/15/62	2,970,000	3,065,582
Series 2019-B12, Class A5 3.116%, due 8/15/52	3,752,000	3,896,462
BX Trust
Series 2019-0C11, Class B 3.605%, due 12/9/41	1,010,000	1,035,426
Series 2019-0C11, Class C 3.856%, due 12/9/41	2,940,000	3,021,448
Series 2019-0C11, Class D 4.076%, due 12/9/41	705,000	717,212
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.499%, due 8/25/46	3,090,000	3,203,447
Series 2013-K30, Class B 3.556%, due 6/25/45	4,220,000	4,380,917

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (continued)
Series 2013-K35, Class B 3.939%, due 12/25/46	$2,375,000	$2,492,583
Series 2012-K17, Class B 4.324%, due 12/25/44	2,510,000	2,596,773
GS Mortgage Securities Trust
Series 2019-BOCA, Class A 2.966% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,660,000	4,658,491
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,490,000	1,531,177
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,699,000	2,809,234
Series 2017-GS7, Class A4 3.43%, due 8/10/50	2,990,000	3,164,235
Hawaii Hotel Trust Series 2019-MAUI, Class A 2.916% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,480,000	2,477,027
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	2,825,000	2,923,429
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,088,000	3,269,272
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,380,000	2,541,371
JPMBB Commercial Mortgage Securities Trust
Series 2015-C28, Class A4 3.227%, due 10/15/48	3,250,000	3,373,328
Series 2014-C26, Class A3 3.231%, due 1/15/48	2,200,000	2,281,638
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	5,155,000	5,018,645
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A4 3.04%, due 10/15/52	3,261,000	3,360,691
Series 2018-1745, Class A 3.749%, due 6/15/36 (a)(g)	2,900,000	3,099,446
Series 2018-AUS, Class A 4.058%, due 8/17/36 (a)(g)	4,200,000	4,564,436

		79,238,346

Whole Loan (Collateralized Mortgage Obligations) 1.9%
Chase Home Lending Mortgage Trust (a)(h)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	1,884,638	1,916,147

18	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Chase Home Lending Mortgage Trust (continued)
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	$2,297,782	$2,311,580
Fannie Mae Connecticut Avenue Securities Series 2016-C06, Class 1M2 5.958% (1 Month LIBOR + 4.25%), due 4/25/29 (b)	3,120,000	3,350,815
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities) Series 2016-C05, Class 2M2 6.158% (1 Month LIBOR + 4.45%), due 1/25/29 (b)	5,141,758	5,430,618
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M3 5.558% (1 Month LIBOR + 3.85%), due 3/25/29 (b)	1,425,000	1,519,783
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (a)(h)	1,310,012	1,326,899
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	2,309,727	2,398,803
Sequoia Mortgage Trust Series 2018-7, Class B3 4.233%, due 9/25/48	1,456,864	1,501,698

		19,756,343

Total Mortgage-Backed Securities (Cost $140,944,854)		142,197,629

Municipal Bonds 0.2%
Texas 0.2%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	1,620,000	1,616,306

Total Municipal Bonds (Cost $1,620,000)		1,616,306

U.S. Government & Federal Agencies 8.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.2%
4.00%, due 2/1/49	2,369,902	2,472,821

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.2%
3.50%, due 10/1/48 TBA (i)	$5,296,000	$5,448,053
4.00%, due 8/1/48	12,857,939	13,407,037
4.00%, due 2/1/49	3,159,345	3,292,977
4.00%, due 2/1/49	1,811,472	1,887,093
4.50%, due 1/1/49	8,763,128	9,256,349

		33,291,509

United States Treasury Inflation—Indexed Notes 5.2% (j)
0.75%, due 7/15/28	22,373,681	23,537,554
0.875%, due 1/15/29	28,774,571	30,555,632

		54,093,186

Total U.S. Government & Federal Agencies (Cost $86,807,000)		89,857,516

Total Long-Term Bonds (Cost $975,814,304)		1,001,396,841

	Shares
Common Stocks 0.0%‡
Software 0.0%‡
salesforce.com, Inc. (k)	1,267	206,065

Total Common Stocks (Cost $146,797)		206,065

Short-Term Investments 6.5%
Affiliated Investment Company 5.6%
MainStay U.S. Government Liquidity Fund, 1.40% (l)	57,671,470	57,671,470

Total Affiliated Investment Company (Cost $57,671,470)		57,671,470

Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (l)(m)	4,571,640	4,571,640

Total Unaffiliated Investment Company (Cost $4,571,640)		4,571,640

	Principal Amount
U.S. Government & Federal Agencies 0.5%
United States Treasury Bills 1.548%, due 1/28/20 (n)	$5,250,000	5,243,995

Total U.S. Government (Cost $5,243,995)		5,243,995

Total Short-Term Investments (Cost $67,487,105)		67,487,105

Total Investments, Before Investments Sold Short (Cost $1,043,448,206)	102.8%	1,069,090,011

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount	Value
Investments Sold Short (2.2%) Corporate Bonds Sold Short (2.2%)
Health Care Providers & Services (0.3%)
Davita, Inc. 5.00%, due 5/1/25	$(3,015,000)	$(3,101,681)

Internet & Direct Marketing Retail (0.9%)
Netflix, Inc. 4.375%, due 11/15/26	(8,495,000)	(8,707,375)

Metals & Mining (0.5%)
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (a)	(5,000,000)	(5,312,500)

Semiconductors & Semiconductor Equipment (0.5%)
Amkor Technology, Inc. 6.625%, due 9/15/27 (a)	(5,050,000)	(5,561,313)

Total Investments Sold Short (Proceeds $21,588,398)		(22,682,869)

Total Investments, Net of Investments Sold Short (Cost $1,021,859,808)	100.6%	1,046,407,142
Other Assets, Less Liabilities	(0.6)	(6,375,112)
Net Assets	100.0%	$1,040,032,030

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.
(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(O)).

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2019.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $4,403,480. The Portfolio received cash collateral with a value of $4,571,640 (See Note 2(P)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2019.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2019, the total net market value of these securities was $5,448,053, which represented 0.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	Non-income producing security.

(l)	Current yield as of December 31, 2019.

(m)	Represents a security purchased with cash collateral received for securities on loan.

(n)	Interest rate shown represents yield to maturity.

Foreign Currency Forward Contracts

As of December 31, 2019, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,484,006	EUR	3,118,000	JPMorgan Chase Bank N.A.	2/3/20	$(20,189)
USD	1,560,803	GBP	1,210,000	JPMorgan Chase Bank N.A.	2/3/20	(43,390)
Total unrealized depreciation						$(63,579)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be "sold or repurchased," although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

20	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of December 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	588	March 2020	$126,807,639	$126,714,000	$(93,639)
Euro Bund	19	March 2020	3,664,680	3,633,534	(31,146)
United States Treasury Long Bond	10	March 2020	1,585,429	1,559,062	(26,367)

Total Long Contracts					(151,152)

Short Contracts
5-Year United States Treasury Note	(563)	March 2020	(66,961,216)	(66,777,078)	184,138
10-Year United States Treasury Note	(688)	March 2020	(89,076,740)	(88,354,250)	722,490
10-Year United States Treasury Ultra Note	(629)	March 2020	(89,380,331)	(88,502,266)	878,065
Euro-BTP	(24)	March 2020	(3,829,446)	(3,835,137)	(5,691)
United States Treasury Ultra Bond	(36)	March 2020	(6,738,673)	(6,539,625)	199,048

Total Short Contracts					1,978,050

Net Unrealized Appreciation					$1,826,898

1.	As of December 31, 2019, cash in the amount of $2,597,562 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

Swap Contracts

As of December 31, 2019, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)

$50,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$—	$(1,727,593)	$(1,727,593)
50,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(1,692,816)	(1,692,816)
						$—	$(3,420,409)	$(3,420,409)

1.	As of December 31, 2019, cash in the amount of $1,240,476 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$54,539,279	$—	$54,539,279
Corporate Bonds	—	638,775,441	—	638,775,441
Foreign Government Bonds	—	11,361,657	—	11,361,657
Loan Assignments	—	63,049,013	—	63,049,013
Mortgage-Backed Securities	—	142,197,629	—	142,197,629
Municipal Bonds	—	1,616,306	—	1,616,306
U.S. Government & Federal Agencies	—	89,857,516	—	89,857,516

Total Long-Term Bonds	—	1,001,396,841	—	1,001,396,841

Common Stocks	206,065	—	—	206,065
Short-Term Investments
Affiliated Investment Company	57,671,470	—	—	57,671,470
Unaffiliated Investment Company	4,571,640	—	—	4,571,640
U.S. Government & Federal Agencies	—	5,243,995	—	5,243,995

Total Short-Term Investments	62,243,110	5,243,995	—	67,487,105

Total Investments in Securities	62,449,175	1,006,640,836	—	1,069,090,011
Other Financial Instruments
Futures Contracts (b)	1,983,741	—	—	1,983,741

Total Investments in Securities and Other Financial Instruments	$64,432,916	$1,006,640,836	$—	$1,071,073,752

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(22,682,869)	$—	$(22,682,869)

Total Long-Term Bonds Sold Short	—	(22,682,869)	—	(22,682,869)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(63,579)	—	(63,579)
Futures Contracts (b)	(156,843)	—	—	(156,843)
Interest Rate Swap Contracts (b)	—	(3,420,409)	—	(3,420,409)

Total Other Financial Instruments	(156,843)	(3,483,988)	—	(3,640,831)

Total Investments in Securities Sold Short and Other Financial Instruments	$(156,843)	$(26,166,857)	$—	$(26,323,700)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Long-Term Bonds
Loan Assignments
Advertising	$2,937,500	$687	$(178,093)	$169,593	$—	$(2,929,687)	$—	$—	$—	$—

Total	$2,937,500	$687	$(178,093)	$169,593	$—	$(2,929,687)	$—	$—	$—	$—

(a)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $985,776,736) including securities on loan of $4,403,480	$1,011,418,541
Investment in affiliated investment company, at value (identified cost $57,671,470)	57,671,470
Cash collateral on deposit at broker for futures contracts	2,597,562
Cash collateral on deposit at broker for swap contracts	1,240,476
Cash denominated in foreign currencies (identified cost $1,120,308)	1,150,807
Receivables:
Dividends and interest	7,751,435
Variation margin on futures contracts	348,480
Investment securities sold	170,611
Portfolio shares sold	113,720
Securities lending	2,437

Total assets	1,082,465,539

Liabilities
Investments sold short (proceeds $21,588,398)	22,682,869
Due to custodian	1,268,687
Cash collateral received for securities on loan	4,571,640
Payables:
Investment securities purchased	12,069,245
Manager (See Note 3)	505,194
Portfolio shares redeemed	411,321
Variation margin on centrally cleared swap contracts	224,947
NYLIFE Distributors (See Note 3)	209,973
Interest on investments sold short	203,868
Broker fees and charges on short sales	88,390
Shareholder communication	68,055
Professional fees	46,928
Custodian	13,127
Trustees	1,651
Accrued expenses	4,035
Unrealized depreciation on foreign currency forward contracts	63,579

Total liabilities	42,433,509

Net assets	$1,040,032,030

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$105,132
Additional paid-in capital	1,070,262,202

1,070,367,334
Total distributable earnings (loss)	(30,335,304)

Net assets	$1,040,032,030

Initial Class
Net assets applicable to outstanding shares	$49,296,288

Shares of beneficial interest outstanding	4,968,216

Net asset value per share outstanding	$9.92

Service Class
Net assets applicable to outstanding shares	$990,735,742

Shares of beneficial interest outstanding	100,163,984

Net asset value per share outstanding	$9.89

24	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$39,166,851
Dividends—Affiliated	859,078
Securities lending	15,020

Total income	40,040,949

Expenses
Manager (See Note 3)	6,195,279
Distribution/Service—Service Class (See Note 3)	2,499,822
Interest on investments sold short	1,121,171
Broker fees and charges on short sales	545,237
Shareholder communication	157,894
Professional fees	138,315
Custodian	58,970
Trustees	27,695
Interest expense	24,484
Miscellaneous	42,803

Total expenses	10,811,670

Net investment income (loss)	29,229,279

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	1,182,199
Investments sold short	(951,230)
Futures transactions	(19,500,526)
Swap transactions	2,321,375
Foreign currency forward transactions	192,261
Foreign currency transactions	(43,509)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(16,799,430)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	58,973,717
Investments sold short	(1,465,708)
Futures contracts	8,233,843
Swap contracts	(5,827,868)
Foreign currency forward contracts	(59,363)
Translation of other assets and liabilities in foreign currencies	36,178

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	59,890,799

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	43,091,369

Net increase (decrease) in net assets resulting from operations	$72,320,648

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,229,279	$34,155,942
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(16,799,430)	6,106,337
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	59,890,799	(56,748,864)

Net increase (decrease) in net assets resulting from operations	72,320,648	(16,486,585)

Distributions to shareholders:
Initial Class	(3,033,734)	(4,472,392)
Service Class	(33,021,498)	(33,201,095)

Total distributions to shareholders	(36,055,232)	(37,673,487)

Capital share transactions:
Net proceeds from sale of shares	39,299,533	141,396,906
Net asset value of shares issued to shareholders in reinvestment of distributions	36,055,232	37,673,487
Cost of shares redeemed	(187,588,436)	(210,799,083)

Increase (decrease) in net assets derived from capital share transactions	(112,233,671)	(31,728,690)

Net increase (decrease) in net assets	(75,968,255)	(85,888,762)

Net Assets
Beginning of year	1,116,000,285	1,201,889,047

End of year	$1,040,032,030	$1,116,000,285

26	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.60		$10.06	$9.90	$9.54	$10.12

Net investment income (loss) (a)	0.29		0.30	0.29	0.37	0.40

Net realized and unrealized gain (loss) on investments	0.38		(0.43)	0.18	0.33	(0.66)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.02

Total from investment operations	0.67		(0.13)	0.47	0.71	(0.24)

Less distributions:

From net investment income	(0.35)		(0.33)	(0.31)	(0.35)	(0.34)

Net asset value at end of year	$9.92		$9.60	$10.06	$9.90	$9.54

Total investment return (b)	7.06%		(1.21%)	4.81%	7.50%	(2.42%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.96%		3.04%	2.89%	3.80%	4.01%

Net expenses (c)(d)	0.76%		0.75%	0.67%	0.72%	0.65%

Portfolio turnover rate	51	%(e)	33%	32%	34%	26%

Net assets at end of year (in 000’s)	$49,296		$116,901	$137,454	$122,586	$129,311

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%
December 31, 2016	0.62%	0.10%
December 31, 2015	0.62%	0.03%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 45% for the year ended December 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Service Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.57		$10.03	$9.87	$9.51	$10.09

Net investment income (loss) (a)	0.26		0.28	0.26	0.34	0.38

Net realized and unrealized gain (loss) on investments	0.39		(0.43)	0.19	0.33	(0.66)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.02

Total from investment operations	0.65		(0.15)	0.45	0.68	(0.26)

Less distributions:

From net investment income	(0.33)		(0.31)	(0.29)	(0.32)	(0.32)

Net asset value at end of year	$9.89		$9.57	$10.03	$9.87	$9.51

Total investment return (b)	6.80%		(1.46%)	4.55%	7.23%	(2.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66%		2.79%	2.64%	3.54%	3.77%

Net expenses (c)(d)	1.01%		1.00%	0.92%	0.97%	0.90%

Portfolio turnover rate	51	%(e)	33%	32%	34%	26%

Net assets at end of year (in 000’s)	$990,736		$999,100	$1,064,435	$882,928	$748,317

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%
December 31, 2016	0.87%	0.10%
December 31, 2015	0.87%	0.03%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 45% for the year ended December 31, 2019.

28	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be

30	MainStay VP MacKay Unconstrained Bond Portfolio

representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes

31

Notes to Financial Statements (continued)

of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

32	MainStay VP MacKay Unconstrained Bond Portfolio

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap. As of December 31, 2019, open swap agreements are shown in the Portfolio of Investments.

(L)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency

33

Notes to Financial Statements (continued)

exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, all open forward currency contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2019, the Portfolio did not hold any rights or warrants.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2019, securities sold short are shown in the Portfolio of Investments.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the

34	MainStay VP MacKay Unconstrained Bond Portfolio

securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $4,403,480 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $4,571,640.

(Q)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(R)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

35

Notes to Financial Statements (continued)

(T)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(U)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(V)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$1,983,741	$1,983,741

Total Fair Value		$1,983,741	$1,983,741

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(156,843)	$(156,843)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(3,420,409)	(3,420,409)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(63,579)	—	(63,579)

Total Fair Value		$(63,579)	$(3,577,252)	$(3,640,831)

36	MainStay VP MacKay Unconstrained Bond Portfolio

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(19,500,526)	$(19,500,526)
Swap Contracts	Net realized gain (loss) on swap transactions	—	2,321,375	2,321,375
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	192,261	—	192,261

Total Realized Gain (Loss)		$192,261	$(17,179,151)	$(16,986,890)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$8,233,843	$8,233,843
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(5,827,868)	(5,827,868)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(59,363)	—	(59,363)

Total Change in Unrealized Appreciation (Depreciation)		$(59,363)	$2,405,975	$2,346,612

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$48,170,112	$48,170,112
Futures Contracts Short	$—	$(254,709,055)	$(254,709,055)
Swap Contracts Long	$—	$433,333,333	$433,333,333
Forward Contracts Long (a)	$4,289,245	$—	$4,289,245
Forward Contracts Short	$(5,880,689)	$—	$(5,880,689)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services

37

Notes to Financial Statements (continued)

performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2019, the effective management fee rate was 0.57%.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $6,195,279 and paid the Subadvisor in the amount of $3,097,639.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$7,374	$531,548	$(481,251)	$—	$—	$57,671	$859	$—	57,671

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,022,238,728	$30,776,414	$(10,028,409)	$20,748,005

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$718,073	$(51,269,157)	$—	$20,215,780	$(30,335,304)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $51,269,157 as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$11,196	$40,073

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$36,055,232	$—	$37,673,487	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

38	MainStay VP MacKay Unconstrained Bond Portfolio

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $243,551 and $122,239, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $289,633 and $548,195, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	248,157	$2,451,502
Shares issued to shareholders in reinvestment of distributions	308,514	3,033,734
Shares redeemed	(7,761,613)	(76,641,030)

Net increase (decrease)	(7,204,942)	$(71,155,794)

Year ended December 31, 2018:
Shares sold	4,511,420	$44,611,372
Shares issued to shareholders in reinvestment of distributions	456,270	4,472,392
Shares redeemed	(6,464,408)	(63,695,434)

Net increase (decrease)	(1,496,718)	$(14,611,670)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	3,740,489	$36,848,031
Shares issued to shareholders in reinvestment of distributions	3,364,366	33,021,498
Shares redeemed	(11,297,274)	(110,947,406)

Net increase (decrease)	(4,192,419)	$(41,077,877)

Year ended December 31, 2018:
Shares sold	9,736,875	$96,785,534
Shares issued to shareholders in reinvestment of distributions	3,399,126	33,201,095
Shares redeemed	(14,954,626)	(147,103,649)

Net increase (decrease)	(1,818,625)	$(17,117,020)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Unconstrained Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Unconstrained Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

40	MainStay VP MacKay Unconstrained Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Unconstrained Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Invest-

42	MainStay VP MacKay Unconstrained Bond Portfolio

ment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Mackay and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

44	MainStay VP MacKay Unconstrained Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay VP MacKay Unconstrained Bond Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

47

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay VP MacKay Unconstrained Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803527	MSVPUB11-02/20 (NYLIAC) NI532

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2013	8.47%	–1.50%	–1.39%	1.07%
Service Class Shares	5/1/2013	8.23	–1.69	–1.59	1.32

Benchmark Performance	One Year	Five Years	Since Inception

S&P Balanced Equity and Bond-Conservative Index[4]	13.73%	5.16%	5.13%
HFRI Fund of Funds Composite Index[5]	7.77	2.25	2.88
IQ Hedge Multi-Strategy Index	9.36	2.76	3.26
Morningstar Multialternative Category Average[6]	7.58	1.50	1.29

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to the Financial Statements.

2.

Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-
Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,031.00	$3.58	$1,021.68	$3.57	0.70%

Service Class Shares	$1,000.00	$1,029.70	$4.86	$1,020.42	$4.84	0.95%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

Percent

U.S. Ultra Short Term Treasury Bond Funds	26.8%

Bank Loan Funds	9.1

Short-Term Investments	9.0

Investment Grade Corporate Bond Funds	8.0

International Small Cap Equity Funds	7.4

Floating Rate—Investment Grade Funds	6.1

High Yield Corporate Bond Funds	5.3

International Equity Core Funds	5.3

Asia ex Japan Equity Funds	4.8

Emerging Bonds—Local Currency Funds	3.9

U.S. Large Cap Growth Funds	3.0

BRIC Equity Funds	2.6

Emerging Small Cap Equity Funds	2.2

Europe Equity Funds	2.0

U.S. Large Cap Core Funds	1.6

Emerging Bonds—USD Funds	1.6

	Percent

U.S. Small Cap Growth Funds	1.5%

U.S. Preferred	1.4

U.S. Small Cap Core Funds	1.3

U.S. Long Term Treasury Bond Funds	1.2

Japan Equity Fund	1.2

International Large Cap Growth Fund	0.8

Mortgage-Backed Security Funds	0.6

Volatility Note	0.6

U.S. Momentum Fund	0.5

Broad Fund	0.3

Municipal Bond Fund	0.1

British Pound Fund	0.0	‡

Australian Dollar Fund	0.0	‡

Other Assets, Less Liabilities	–8.2

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	iShares Short Treasury Bond ETF

2.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

3.	Invesco Senior Loan ETF

4.	Vanguard FTSE All World ex-U.S. Small-Cap ETF

5.	iShares Floating Rate Bond ETF
6.	Xtrackers MSCI EAFE Hedged Equity ETF

7.	Vanguard Short-Term Corporate Bond ETF

8.	iShares iBoxx High Yield Corporate Bond ETF

9.	SPDR Blackstone / GSO Senior Loan ETF

10.	Goldman Sachs Access Treasury 0-1 Year ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC (“IndexIQ Advisors”), the Portfolio’s Subadvisor.

How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP IQ Hedge Multi-Strategy Portfolio returned 8.47% for Initial Class shares and 8.23% for Service Class shares. Over the same period, both share classes underperformed the 13.73% return for the S&P Balanced Equity and Bond-Conservative Index, which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2019, both share classes outperformed the 7.77% return for the HFRI Fund of Funds Composite Index, which is the Portfolio’s secondary benchmark, underperformed the 9.36% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”), which is the Portfolio’s underlying index, and outperformed the 7.58% return of the Morningstar Multialternative Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Although the Portfolio’s asset allocation mix was similar to that of the S&P Balanced Equity and Bond-Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio had a larger allocation to short-duration2 assets among its fixed-income holdings compared to the S&P Balanced Equity and Bond-Conservative Index which detracted from the Portfolio’s relative performance. Relative performance also suffered due to the Portfolio’s additional geographic exposure among equity holdings, which included international and emerging-markets equities that underperformed the U.S. equity market.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

During the reporting period, the Portfolio maintained a higher correlation to traditional equity indices and a lower, even negative, correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index3 was 80.50%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index4 was –20.60%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

During the reporting period, the annualized daily volatility of the Portfolio was 3.14%, which compared to a volatility of 3.36% for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio used total return swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment-grade corporate bonds, high-yield corporate bonds, municipal bonds, convertible bonds, preferred securities, emerging-markets debt, mortgage-backed securities, floating-rate notes, developed-markets currencies, broad commodity indices, precious metals, equity-market volatility, and U.S. Treasury bonds.

How did you allocate the Portfolio’s assets among each of the hedge fund investment styles during the reporting period and why?

The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?

The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging-markets, long/short, market neutral, event-driven, fixed-income arbitrage, and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120% due to short allocations to the long/short, event-driven and global macro strategies for several months.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same strategy components indicates that the Portfolio experienced a negative allocation effect attributable to weighting changes during the reporting period. The Portfolio’s ability to replicate broad hedge funds added value, as measured between the equal-weighted strategy index and the equal-weighted hedge fund strategy indexes.

During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?

During the reporting period, contributions from the Portfolio’s emerging-market and market-neutral strategies generated nearly 56% of the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) Fixed-income arbitrage, global macro and long/short contributed approximately 37% to the Portfolio’s absolute performance.

How did the Portfolio’s investment style weightings change during the reporting period?

During the reporting period, the Portfolio’s allocation to its market-neutral investment style remained relatively constant,

ranging from 33.20% to 33.33%. The Portfolio’s allocation to its emerging-market investment style ranged from a low of 24.19% in January 2019 to a high of 33.33% in November 2019. The Portfolio’s allocation to its global macro investment style stayed positive, ranging from 7.26% to 21.55% from January 2019 to October 2019, then decreased to –12.00% in November and –12.87% in December. The Portfolio’s allocation to its fixed-income arbitrage investment style fluctuated between a high of 24.14% in April 2019 to a low of 4.57% in December 2019. The Portfolio’s allocation to its event-driven investment style stood at 5.39% in January 2019, increased to a high of 12.91% in May 2019, decreased to –10.19% in July 2019, stayed between –3.26% to 1.54% from August to October, then increased to 24.46% in December 2019. The Portfolio’s allocation to its long/short investment style stood at 4.36% in January 2019, decreased to a low of –7.20% in April 2019 and increased to a high of 21.15% in December 2019.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Shares	Value
Exchange-Traded Funds 98.6%† Bonds 62.7%
Bank Loan Funds 9.1%
Invesco Senior Loan ETF (a)	1,116,964	$25,489,118
SPDR Blackstone / GSO Senior Loan ETF	235,803	10,983,704

		36,472,822

Emerging Bonds—Local Currency Funds 3.9%
SPDR Bloomberg Barclays Convertible Securities ETF	123,537	6,856,303
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	51,116	1,426,648
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	208,056	7,075,985
WisdomTree Emerging Markets Local Debt Fund (a)	7,831	281,446

		15,640,382

Emerging Bonds—USD Funds 1.6%
iShares JP Morgan USD Emerging Markets Bond ETF	48,923	5,604,619
Vanguard Emerging Markets Government Bond ETF	7,252	590,385

		6,195,004

Floating Rate—Investment Grade Funds 6.1%
iShares Floating Rate Bond ETF (a)	359,002	18,280,382
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (a)	204,852	6,295,102

		24,575,484

High Yield Corporate Bond Funds 5.3%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	22,626	1,050,525
iShares iBoxx High Yield Corporate Bond ETF	125,939	11,075,076
SPDR Bloomberg Barclays High Yield Bond ETF	53,967	5,911,545
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	35,252	949,689
Xtrackers USD High Yield Corporate Bond ETF	45,599	2,296,821

		21,283,656

Investment Grade Corporate Bond Funds 8.0%
iShares Broad USD Investment Grade Corporate Bond ETF (a)	16,037	934,957
iShares iBoxx $ Investment Grade Corporate Bond ETF	65,440	8,373,702
SPDR Portfolio Short Term Corporate Bond ETF	106,878	3,296,118
Vanguard Intermediate-Term Corporate Bond ETF	66,225	6,048,329
Vanguard Short-Term Corporate Bond ETF	165,381	13,400,823

		32,053,929

Mortgage-Backed Security Funds 0.6%
iShares MBS ETF	14,807	1,600,044

	Shares	Value
Mortgage-Backed Security Funds (continued)
Vanguard Mortgage-Backed Securities ETF	16,235	$863,215

		2,463,259

Municipal Bond Fund 0.1%
VanEck Vectors High-Yield Municipal Index ETF	5,994	383,916

U.S. Long Term Treasury Bond Funds 1.2%
iShares 20+ Year Treasury Bond ETF (a)	29,445	3,989,208
SPDR Portfolio Long Term Treasury ETF	10,939	425,199
Vanguard Long-Term Treasury ETF	4,162	346,570

		4,760,977

U.S. Ultra Short Term Treasury Bond Funds 26.8%
Goldman Sachs Access Treasury 0-1 Year ETF	108,924	10,907,649
Invesco Treasury Collateral ETF	16,718	1,764,418
iShares Short Treasury Bond ETF (e)	607,716	67,128,309
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)	298,192	27,263,695

		107,064,071

Total Bonds (Cost $249,627,688)		250,893,500

Equities 35.9%
Asia ex Japan Equity Funds 4.8%
iShares Core MSCI Pacific ETF	136,351	7,964,262
iShares MSCI All Country Asia ex-Japan ETF (a)	119,529	8,785,381
Vanguard FTSE Pacific ETF (a)	33,832	2,354,031

		19,103,674

BRIC Equity Funds 2.6%
iShares China Large-Cap ETF (a)	106,973	4,667,232
iShares MSCI China ETF	68,511	4,390,870
SPDR S&P China ETF (a)	12,420	1,274,913

		10,333,015

Broad Fund 0.3%
FlexShares Global Upstream Natural Resources Index Fund (a)	40,707	1,364,906

Emerging Small Cap Equity Fund 2.2%
SPDR S&P Emerging Markets Small Cap ETF (a)	192,771	8,879,032

Europe Equity Funds 2.0%
iShares Core MSCI Europe ETF (a)	24,708	1,232,188
iShares MSCI Eurozone ETF	47,507	1,991,493
Vanguard FTSE Europe ETF	77,850	4,562,010

		7,785,691

International Equity Core Funds 5.3%
iShares Core MSCI EAFE ETF	42,613	2,780,072
Vanguard FTSE Developed Markets ETF	67,294	2,964,974

10	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Equities (continued)
International Equity Core Funds (continued)
Xtrackers MSCI EAFE Hedged Equity ETF (a)	455,608	$15,390,438

		21,135,484

International Large Cap Growth Funds 0.8%
iShares MSCI EAFE Growth ETF (a)	36,180	3,128,485

International Small Cap Equity Funds 7.4%
Schwab International Small-Cap Equity ETF (a)	256,298	8,880,726
Vanguard FTSE All World ex-U.S. Small-Cap ETF (a)	184,513	20,499,394

		29,380,120

Japan Equity Fund 1.2%
iShares MSCI Japan ETF	80,074	4,743,584

U.S. Large Cap Core Funds 1.6%
Financial Select Sector SPDR Fund	115,970	3,569,557
Health Care Select Sector SPDR Fund (a)	25,549	2,602,421
Invesco KBW Bank ETF	1,604	93,401
SPDR S&P Bank ETF (a)	5,735	271,208

		6,536,587

U.S. Large Cap Growth Funds 3.0%
iShares Core S&P U.S. Growth ETF (a)	19,907	1,346,510
Schwab U.S. Large-Cap Growth ETF (a)	17,543	1,629,920
SPDR Portfolio S&P 500 Growth ETF (a)	22,575	946,118
Vanguard Growth ETF (a)	45,213	8,236,452

		12,159,000

U.S. Momentum Fund 0.5%
iShares Edge MSCI USA Momentum Factor ETF (a)	16,521	2,074,377

U.S. Preferred 1.4%
Invesco Preferred ETF	93,147	1,398,137
iShares Preferred & Income Securities ETF (a)	110,539	4,155,161

		5,553,298

U.S. Small Cap Core Funds 1.3%
iShares Russell 2000 ETF	18,047	2,989,846
Schwab U.S. Small-Cap ETF	7,518	568,662
Vanguard Small-Cap ETF	10,374	1,718,349

		5,276,857

U.S. Small Cap Growth Funds 1.5%
iShares Russell 2000 Growth ETF (a)	10,630	2,277,158
iShares S&P Small-Cap 600 Growth ETF (a)	6,747	1,304,195
Vanguard Small-Cap Growth ETF (a)	11,571	2,299,158

		5,880,511

Total Equities (Cost $134,647,452)		143,334,621

Total Exchange-Traded Funds (Cost $384,275,140)		394,228,121

	Shares	Value
Exchange-Traded Note 0.6%
Volatility 0.6%
iPath Series B S&P 500 VIX Short-Term Futures ETN (b)	150,184	$2,270,782

Total Exchange-Traded Note (Cost $3,033,657)		2,270,782

Exchange-Traded Vehicles 0.0%‡
Currencies 0.0%‡
Australian Dollar Funds 0.0%‡
Invesco CurrencyShares Australian Dollar Trust	107	7,508

British Pound Funds 0.0%‡
Invesco CurrencyShares British Pound Sterling Trust (b)	1,167	149,878

Total Exchange-Traded Vehicles (Cost $151,580)		157,386

Short-Term Investments 9.0%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 1.40% (c)	3,674,595	3,674,595

Unaffiliated Investment Company 8.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)(d)	32,249,469	32,249,469

Total Short-Term Investments (Cost $35,924,064)		35,924,064

Total Investments (Cost $423,384,441)	108.2%	432,580,353
Other Assets, Less Liabilities	(8.2)	(32,730,549)
Net Assets	100.0%	$399,849,804

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of December 31, 2019, the aggregate market value of securities on loan was $51,391,092; the total market value of collateral held by the Portfolio was $52,655,656. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $20,406,187 (See Note 2(Q)).

(b)	Non-income producing security.

(c)	Current yield as of December 31, 2019.

(d)	Represents a security purchased with cash collateral received for securities on loan.

(e)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap transactions (See Note 2(M)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2019 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	1 month LIBOR	4/02/2020	Monthly	$(741)	$—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate	9/15/2020	Monthly	(741)	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	1 month LIBOR	4/02/2020	Monthly	(998)	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate minus 0.12%	9/15/2020	Monthly	(998)	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	356	—
Bank of America Merrill Lynch	Flexshares Global Upstream	1 month LIBOR plus 0.50%	4/02/2020	Monthly	68	—
Morgan Stanley & Co.	Flexshares Global Upstream	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	68	—
Bank of America Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	544	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	544	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	1 month LIBOR	4/02/2020	Monthly	(8)	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(8)	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	260	—
Bank of America Merrill Lynch	Invesco CurrencyShares Australian Dollar Trust	1 month LIBOR plus 0.50%	4/02/2020	Monthly	— ‡	—
Morgan Stanley & Co.	Invesco CurrencyShares Australian Dollar Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	— ‡	—
Bank of America Merrill Lynch	Invesco CurrencyShares British Pound Sterling Trust	1 month LIBOR plus 0.50%	4/02/2020	Monthly	7	—
Morgan Stanley & Co.	Invesco CurrencyShares British Pound Sterling Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	7	—
Bank of America Merrill Lynch	Invesco CurrencyShares Euro Currency Trust	1 month LIBOR	4/02/2020	Monthly	(333)	—
Morgan Stanley & Co	Invesco CurrencyShares Euro Currency Trust	Federal Fund Rate minus 2.30%	9/15/2020	Monthly	(333)	—
Bank of America Merrill Lynch	Invesco CurrencyShares Japanese Yen Trust	1 month LIBOR	4/02/2020	Monthly	(535)	—
Morgan Stanley & Co.	Invesco CurrencyShares Japanese Yen Trust	Federal Fund Rate minus 2.30%	9/15/2020	Monthly	(535)	—
Bank of America Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	1 month LIBOR	4/02/2020	Monthly	(2,004)	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate minus 4.75%	9/15/2020	Monthly	(2,004)	—
Bank of America Merrill Lynch	Invesco KBW Bank ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	5	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	5	—
Bank of America Merrill Lynch	Invesco Preferred ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	70	—
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	70	—
Bank of America Merrill Lynch	Invesco S&P 500 Low Volatility	1 month LIBOR	4/02/2020	Monthly	(536)	—
Morgan Stanley & Co.	Invesco S&P 500 Low Volatility	Federal Fund Rate minus 0.70%	9/15/2020	Monthly	(536)	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,272	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,272	—

12	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	$88	$—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	88	—
Bank of America Merrill Lynch	iPath Series B S&P 500 VIX Short-Term Futures ETN	1 month LIBOR plus 0.50%	4/02/2020	Monthly	113	—
Morgan Stanley & Co.	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	113	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	52	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	52	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	199	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	199	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	1 month LIBOR	4/02/2020	Monthly	(737)	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate minus 1.10%	9/15/2020	Monthly	(737)	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	47	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	47	—
Morgan Stanley & Co.	iShares China Large-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	466	—
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	139	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	139	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	1 month LIBOR	4/02/2020	Monthly	(586)	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(586)	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	61	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	61	—
Bank of America Merrill Lynch	iShares Core MSCI Pacific ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	397	—
Morgan Stanley & Co.	iShares Core MSCI Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	397	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	67	—
Morgan Stanley & Co.	iShares Core S&P U.S. Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	67	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Value ETF	1 month LIBOR	4/02/2020	Monthly	(192)	—
Morgan Stanley & Co.	iShares Core S&P U.S. Value ETF	Federal Fund Rate minus 3.65%	9/15/2020	Monthly	(192)	—
Bank of America Merrill Lynch	iShares Core US REIT ETF	1 month LIBOR	4/02/2020	Monthly	(28)	—
Morgan Stanley & Co.	iShares Core US REIT ETF	Federal Fund Rate minus 3.65%	9/15/2020	Monthly	(28)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol Emerging Markets ETF	1 month LIBOR	4/02/2020	Monthly	(1,085)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(1,085)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol USA ETF	1 month LIBOR	4/02/2020	Monthly	(1,567)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol USA ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(1,567)	—
Bank of America Merrill Lynch	iShares Edge MSCI USA Momentum Factor ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	104	—
Morgan Stanley & Co.	iShares Edge MSCI USA Momentum Factor ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	104	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	912	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$912	$—
Bank of America Merrill Lynch	iShares iBoxx $ Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	418	—
Morgan Stanley & Co.	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	418	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	553	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	553	—
Bank of America Merrill Lynch	iShares JP Morgan USD Emerging Markets Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	280	—
Morgan Stanley & Co.	iShares JP Morgan USD Emerging Markets Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	280	—
Bank of America Merrill Lynch	iShares MBS ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	80	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	80	—
Bank of America Merrill Lynch	iShares MSCI All Country Asia ex Japan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	438	—
Morgan Stanley & Co.	iShares MSCI All Country Asia ex Japan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	438	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	438	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	156	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	156	—
Bank of America Merrill Lynch	iShares MSCI Eurozone ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	99	—
Morgan Stanley & Co.	iShares MSCI Eurozone ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	99	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	237	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	237	—
Bank of America Merrill Lynch	iShares Russell 2000 ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	149	—
Morgan Stanley & Co.	iShares Russell 2000 ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	149	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	114	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	114	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	1 month LIBOR	4/02/2020	Monthly	(629)	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(629)	—
Bank of America Merrill Lynch	iShares S&P Small CAP 600 Value ETF	1 month LIBOR	4/02/2020	Monthly	(428)	—
Morgan Stanley & Co.	iShares S&P Small CAP 600 Value ETF	Federal Fund Rate minus 4.20%	9/15/2020	Monthly	(428)	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	65	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	65	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	3,350	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	3,350	—
Bank of America Merrill Lynch	iShares Silver Trust	1 month LIBOR	4/02/2020	Monthly	(122)	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(122)	—
Bank of America Merrill Lynch	iShares U.S. Preferred Stock ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	207	—
Morgan Stanley & Co.	iShares U.S. Preferred Stock ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	207	—
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	1 month LIBOR	4/02/2020	Monthly	(366)	—

14	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate minus 3.50%	9/15/2020	Monthly	$(366)	$—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	443	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	443	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	81	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	81	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Value ETF	1 month LIBOR	4/02/2020	Monthly	(202)	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Value ETF	Federal Fund Rate minus 2.85%	9/15/2020	Monthly	(202)	—
Bank of America Merrill Lynch	Schwab U.S. REIT ETF	1 month LIBOR	4/02/2020	Monthly	(97)	—
Morgan Stanley & Co.	Schwab U.S. REIT ETF	Federal Fund Rate minus 2.30%	9/15/2020	Monthly	(97)	—
Bank of America Merrill Lynch	Schwab US Small-Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	28	—
Morgan Stanley & Co.	Schwab US Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	28	—
Bank of America Merrill Lynch	SPDR Blackstone / GSO Senior Loan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	548	—
Morgan Stanley & Co.	SPDR Blackstone / GSO Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	548	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,361	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,361	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Convertible Securities ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	342	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	342	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	71	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	71	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays High Yield Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	295	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	295	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Invest	1 month LIBOR plus 0.50%	4/02/2020	Monthly	314	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Invest	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	314	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	47	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	47	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	1 month LIBOR	4/02/2020	Monthly	(971)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 0.60%	9/15/2020	Monthly	(971)	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	1 month LIBOR	4/02/2020	Monthly	(16)	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate minus 1.90%	9/15/2020	Monthly	(16)	—
Bank of America Merrill Lynch	SPDR Gold Shares	1 month LIBOR	4/02/2020	Monthly	(608)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Morgan Stanley & Co.	SPDR Gold Shares	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	$(608)	$—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	21	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	21	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	47	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	47	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	1 month LIBOR	4/02/2020	Monthly	(135)	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(135)	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	165	—
Bank of America Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	165	—
Bank of America Merrill Lynch	SPDR S&P Bank ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	14	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	14	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	127	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets Small Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	443	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets Small Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	443	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/15/2020	Monthly	(1,522)	—
Bank of America Merrill Lynch	VanEck Vectors High-Yield Municipal Index ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	19	—
Morgan Stanley & Co.	VanEck Vectors High-Yield Municipal Index ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	19	—
Bank of America Merrill Lynch	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	353	—
Morgan Stanley & Co.	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	353	—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	29	—
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	29	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-U.S. Small-Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,023	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-U.S. Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,023	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	148	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	148	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	1 month LIBOR	4/02/2020	Monthly	(653)	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(653)	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	228	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	228	—
Bank of America Merrill Lynch	Vanguard FTSE Pacific ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	117	—
Morgan Stanley & Co.	Vanguard FTSE Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	117	—

16	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Bank of America Merrill Lynch	Vanguard Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	$411	$—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	411	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	302	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	302	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	1 month LIBOR	4/02/2020	Monthly	(327)	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate minus 7.15%	9/15/2020	Monthly	(327)	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	17	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	17	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	43	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	43	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	1 month LIBOR	4/02/2020	Monthly	(603)	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate minus 0.15%	9/15/2020	Monthly	(603)	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	669	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	669	—
Bank of America Merrill Lynch	Vanguard Small-Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	86	—
Morgan Stanley & Co.	Vanguard Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	86	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	115	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	115	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	1 month LIBOR	4/02/2020	Monthly	(939)	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(939)	—
Bank of America Merrill Lynch	Vanguard Value ETF	1 month LIBOR	4/02/2020	Monthly	(1,588)	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate minus 0.60%	9/15/2020	Monthly	(1,588)	—
Bank of America Merrill Lynch	WisdomTree Emerging Markets Local Debt Fund	1 month LIBOR plus 0.50%	4/02/2020	Monthly	14	—
Morgan Stanley & Co.	WisdomTree Emerging Markets Local Debt Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	14	—
Bank of America Merrill Lynch	Xtrackers MSCI EAFE Hedged Equity ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	768	—
Morgan Stanley & Co.	Xtrackers MSCI EAFE Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	768	—
Bank of America Merrill Lynch	Xtrackers MSCI Europe Hedged Equity ETF	1 month LIBOR	4/02/2020	Monthly	(930)	—
Morgan Stanley & Co.	Xtrackers MSCI Europe Hedged Equity ETF	Federal Fund Rate minus 7.15%	9/15/2020	Monthly	(930)	—
Bank of America Merrill Lynch	Xtrackers MSCI Japan Hedged Equity ETF	1 month LIBOR	4/02/2020	Monthly	(1,087)	—
Morgan Stanley & Co.	Xtrackers MSCI Japan Hedged Equity ETF	Federal Fund Rate minus 6.50%	9/15/2020	Monthly	(1,087)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	$115	$—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	115	—
					$(41)	$—

1.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

2.	Reflects the value at reset date as of December 31, 2019.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

‡	Notional Amount less than 1,000

The following abbreviations are used in the preceding pages:

BRIC—Brazil, Russia, India and China

DB—Deutsche Bank

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

FTSE—Financial Times Stock Exchange

KBW—Keefe, Bruyette & Woods

LIBOR—London Interbank Offered Rate

MBS—Mortgage-Backed Security

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

VIX—CBOE Volatility Index

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$394,228,121	$—	$—	$394,228,121
Exchange-Traded Note	2,270,782	—	—	2,270,782
Exchange-Traded Vehicles	157,386	—	—	157,386
Short-Term Investments
Affiliated Investment Company	3,674,595	—	—	3,674,595
Unaffiliated Investment Company	32,249,469	—	—	32,249,469

Total Short-Term Investments	35,924,064	—	—	35,924,064

Total Investments in Securities	$432,580,353	$—	$—	$432,580,353

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $419,709,846) including securities on loan of $51,391,092	$428,905,758
Investment in affiliated investment company, at value (identified cost $3,674,595)	3,674,595
Cash	293,310
Receivables:
Dividends	167,698
Manager (See Note 3)	105,985
Securities lending	54,732
Investment securities sold	40,286
Portfolio shares sold	17,815

Total assets	433,260,179

Liabilities
Cash collateral received for securities on loan	32,249,469
Payables:
Custodian	551,978
Dividends and interest on OTC swaps contracts	282,305
Portfolio shares redeemed	118,115
NYLIFE Distributors (See Note 3)	82,085
Shareholder communication	59,477
Professional fees	50,738
Offering costs	5,000
Trustees	617
Accrued expenses	10,591

Total liabilities	33,410,375

Net assets	$399,849,804

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,804
Additional paid-in capital	459,199,869

459,245,673
Total distributable earnings (loss)	(59,395,869)

Net assets	$399,849,804

Initial Class
Net assets applicable to outstanding shares	$10,748,524

Shares of beneficial interest outstanding	1,230,209

Net asset value per share outstanding	$8.74

Service Class
Net assets applicable to outstanding shares	$389,101,280

Shares of beneficial interest outstanding	44,573,915

Net asset value per share outstanding	$8.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated	$11,541,219
Securities lending	570,999
Dividends-affiliated	47,241

Total income	12,159,459

Expenses
Manager (See Note 3)	3,003,914
Custodian	1,619,158
Distribution/Service—Service Class (See Note 3)	976,291
Shareholder communication	109,116
Professional fees	52,837
Trustees	10,077
Offering (See Note 2)	3,493
Miscellaneous	24,913

Total expenses before waiver/reimbursement	5,799,799
Expense waiver/reimbursement from Manager (See Note 3)	(2,019,855)

Net expenses	3,779,944

Net investment income (loss)	8,379,515

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	8,449,340
Swap transactions	(4,556,044)
Foreign currency transactions	(7,481)

Net realized gain (loss) on investments, swap transactions and foreign currency transactions	3,885,815

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,043,634
Translation of other assets and liabilities in foreign currencies	6,662

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,050,296

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	22,936,111

Net increase (decrease) in net assets resulting from operations	$31,315,626

20	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018†
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,379,515	$(352,297)
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, investments from affiliated and unaffiliated investment companies and foreign currency transactions	3,885,815	(20,979,140)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	19,050,296	(15,928,954)

Net increase (decrease) in net assets resulting from operations	31,315,626	(37,260,391)

Distributions to shareholders:
Initial Class	(192,294)	(180,327)
Service Class	(5,105,960)	(2,734,766)

	(5,298,254)	(2,915,093)

Distributions to shareholders from return of capital:
Initial Class	(8,032)	—
Service Class	(213,271)	—

	(221,303)	—

Total distributions to shareholders	(5,519,557)	(2,915,093)

Capital share transactions:
Net proceeds from sale of shares	10,347,572	471,625,822
Net asset value of shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	—	1,472,556
Net asset value of shares issued to shareholders in reinvestment of distributions	5,519,557	2,915,093
Cost of shares redeemed	(41,966,563)	(609,037,844)

Increase (decrease) in net assets derived from capital share transactions	(26,099,434)	(133,024,373)

Net increase (decrease) in net assets	(303,365)	(173,199,857)

Net Assets
Beginning of year	400,153,169	573,353,026

End of year	$399,849,804	$400,153,169

†	Consolidated Statement of Changes in Net Assets for the period January 1, 2018 to November 30, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019	2018†	2017†	2016†		2015

Net asset value at beginning of year	$8.22	$8.92	$9.04	$9.03		$9.82

Net investment income (loss) (a)	0.20	(0.05)	(0.08)	(0.10)		(0.06)

Net realized and unrealized gain (loss) on investments	0.49	(0.55)	0.16	0.03		(0.72)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.10)	0.08		(0.01)

Total from investment operations	0.69	(0.60)	(0.02)	0.01		(0.79)

Less distributions:

From net investment income	(0.16)	(0.10)	(0.10)	—		—

Return of capital	(0.01)	—	—	—		—

Total distributions	(0.17)	(0.10)	(0.10)	—		—

Net asset value at end of year	$8.74	$8.22	$8.92	$9.04		$9.03

Total investment return (b)	8.47%	(6.88%)	(0.25%)	0.11	% (c)	(8.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.36%	(0.53%)	(0.93%)	(1.11%)		(0.59%)

Net expenses (d)	0.70%	1.43%	1.43%	1.46%		1.47%

Net expenses (before waiver/reimbursement) (d)(e)	1.20%	2.96%	2.63%	2.63%		2.00%

Portfolio turnover rate	151%	450%	185%	267%		115%

Net assets at end of year (in 000’s)	$10,749	$9,059	$149,753	$201,252		$3,051

‡	Less than one cent per share.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2019	0.70%	—
December 31, 2018	1.43%	1.28%
December 31, 2017	1.43%	1.05%
December 31, 2016	1.46%	0.95%
December 31, 2015	1.47%	0.53%

22	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Service Class	2019	2018†	2017†	2016†		2015

Net asset value at beginning of year	$8.18	$8.87	$8.99	$9.00		$9.79

Net investment income (loss) (a)	0.18	(0.00)‡	(0.11)	(0.12)		(0.11)

Net realized and unrealized gain (loss) on investments	0.49	(0.63)	0.18	0.03		(0.67)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.11)	0.08		(0.01)

Total from investment operations	0.67	(0.63)	(0.04)	(0.01)		(0.79)

Less distributions:

From net investment income	(0.12)	(0.06)	(0.08)	—		—

Return of capital	(0.00)‡	—	—	—		—

Total distributions	(0.12)	(0.06)	(0.08)	—		—

Net asset value at end of year	$8.73	$8.18	$8.87	$8.99		$9.00

Total investment return (b)	8.23%	(7.14%)	(0.51%)	(0.11	%)(c)	(8.07	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.09%	0.03%	(1.20%)	(1.36%)		(1.15%)

Net expenses (d)	0.95%	1.60%	1.68%	1.71%		1.72%

Net expenses (before waiver/reimbursement) (d)(e)	1.45%	2.84%	2.88%	2.80%		2.51%

Portfolio turnover rate	151%	450%	185%	267%		115%

Net assets at end of year (in 000’s)	$389,101	$391,094	$423,600	$366,470		$330,375

‡	Less than one cent per share.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2019	0.95%	—
December 31, 2018	1.60%	0.99%
December 31, 2017	1.68%	1.05%
December 31, 2016	1.71%	0.90%
December 31, 2015	1.72%	0.79%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective at the close of business on November 30, 2018, the Portfolio acquired the assets and liabilities of MainStay VP Absolute Return Multi-Strategy Portfolio (the “Reorganization”), which was a separate series of the Fund (the “VP ARMS Portfolio”). The Reorganization was approved by the Fund’s Board of Trustees (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), see Note 10 for additional information. The VP ARMS Portfolio was the accounting survivor in the Reorganization and as such, the financial statements and the financial highlights reflect the financial information of the VP ARMS Portfolio through November 30, 2018.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro;

market neutral; event-driven; fixed-income arbitrage; and emerging markets.

The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based

24	MainStay VP IQ Hedge Multi-Strategy Portfolio

on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

25

Notes to Financial Statements (continued)

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including ETPs, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.

(G)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Portfolio are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio are expensed on the first day of operations.

(H)  Use of Estimates.  In preparing the financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S.

government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any repurchase agreements.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, the Portfolio did not hold any futures contracts.

27

Notes to Financial Statements (continued)

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, the Portfolio did not hold any foreign currency forward contracts.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2019, all swap positions outstanding are shown in the Portfolio of Investments.

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the

Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2019, the Portfolio did not hold any rights or warrants.

(O)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

29

Notes to Financial Statements (continued)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency. As of December 31, 2019, the Portfolio did not purchase or write any options contracts.

(P)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not enter into any securities sold short.

(Q)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio had securities on loan with an aggregate market value of $51,391,092; the total market value of collateral held by the Portfolio was $52,655,656. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $20,406,187 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $32,249,469.

(R)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(U)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(V)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk

Swap Contracts	Net realized gain (loss) on swap transactions	$(4,556,044)

Total Realized Gain (Loss)		$(4,556,044)

Average Notional Amount

Equity Contracts Risk

Swap Contracts Long	$40,221,974
Swap Contracts Short	$(40,520,838)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical,

31

Notes to Financial Statements (continued)

recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.

Prior to the Reorganization, the VP ARMS Portfolio had different subadvisors. Candriam France, a registered investment adviser, served as a subadvisor, pursuant to the terms of a subadvisory agreement between New York Life Investments and Candriam France, and was responsible for the day-to-day portfolio management of a portion of the Portfolio and the Cayman Subsidiary. Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, served as a subadvisor, pursuant to the terms of a subadvisory agreement between New York Life Investments and Cushing, and was responsible for the day-to-day portfolio management of a portion of the VP ARMS Portfolio. MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as a subadvisor, pursuant to the terms of an amended and restated subadvisory agreement between New York Life Investments and MacKay Shields, and was responsible for the day-today portfolio management of a portion of the Portfolio. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a subadvisor to the VP ARMS Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring. New York Life Investments paid for the services of these subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.70% and 0.95% for Initial Class shares and Service Class shares, respectively. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,003,914 and waived its fees and/or reimbursed expenses in the amount of $2,019,855 and paid the Subadvisor in the amount of $464,550.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$33,015	$(29,340)	$—	$—	$3,675	$47	$—	3,675

(D)  Capital.  As of December 31, 2019, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:

Initial Class	$1,542,003	14.3%
Service Class	26,056	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$423,802,921	$9,664,904	$(887,472)	$8,777,432

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(68,171,693)	$—	$8,775,824	$(59,395,869)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(3,013,223)	$3,013,223

The reclassifications for the Portfolio are primarily due to merger-related tax adjustments.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $68,115,836, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$68,093	$23

The Portfolio utilized $7,830,734 of capital loss carryforwards during the year ended December 31, 2019.

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$5,298,254	$2,915,093
Return of Capital	221,303	—
Total	$5,519,557	$2,915,093

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, were $603,814 and $630,343, respectively.

33

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	163,150	$1,400,071
Shares issued to shareholders in reinvestment of distributions	23,044	200,326
Shares redeemed	(58,615)	(505,432)

Net increase (decrease)	127,579	$1,094,965

Year ended December 31, 2018:
Shares sold	1,208,739	$10,226,499
Shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	171,924	1,448,027
Shares issued to shareholders in reinvestment of distributions	21,468	180,327
Shares redeemed	(17,082,507)	(146,009,563)

Net increase (decrease)	(15,680,376)	$(134,154,710)

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	1,046,021	$8,947,501
Shares issued to shareholders in reinvestment of distributions	611,715	5,319,231
Shares redeemed	(4,883,438)	(41,461,131)

Net increase (decrease)	(3,225,702)	$(27,194,399)

Year ended December 31, 2018:
Shares sold	54,944,534	$461,399,323
Shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	2,931	24,529
Shares issued to shareholders in reinvestment of distributions	332,206	2,734,766
Shares redeemed	(55,252,849)	(463,028,281)

Net increase (decrease)	26,822	$1,130,337

Note 10–Fund Acquisitions

At a meeting held on June 19-21, 2018, the Board approved the Reorganization Agreement providing for the acquisition of the assets and liabilities of the VP ARMS Portfolio in exchange for shares of the Portfolio, followed by the complete liquidation of the VP ARMS Portfolio. The Reorganization was completed on November 30, 2018. The shareholders of VP ARMS Portfolio received newly-issued Service Class shares in tax-free transactions. The shares were issued at the NAV of the Service Class shares of the VP ARMS Portfolio as of November 30, 2018. Refer to the Statements of Changes in Net Assets and Note 9 for details of the capital transactions in relation to the acquisition. The Reorganization provided shareholders the opportunity to continue to participate in a suitable multi-alternative option of the VP ARMS Portfolio with lower management fees and estimated operating expenses. Additionally, the strategy pursued by the Portfolio provides exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification. The aggregate net assets of the VP ARMS Portfolio and the Portfolio immediately before the acquisition and the combined net assets after the acquisition were the same.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the Reorganization:

	Before Reorganization		After Reorganization
	MainStay VP Absolute Return Multi-Strategy Portfolio*	MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Net Assets:
Initial Class	$7,886,520	$1,448,027	$9,334,547
Service Class	409,673,122	24,529	409,697,651
Shares Outstanding:
Initial Class	936,368	147,500	1,108,292
Service Class	48,946,792	2,500	48,949,723
Net asset value per share outstanding:
Initial Class	$8.42	$9.82	$8.42
Service Class	$8.37	$9.81	$8.37
Net unrealized appreciation/(depreciation)	1,070,738	(24,021)	1,046,518
Undistributed net investment income	(3,672,195)	4,328	(3,672,195)
Accumulated net realized gain/(loss)	(84,540,598)	(7,951)	(84,540,598)

*	Represents the accounting survivor.

Assuming the acquisition of VP ARMS Portfolio had been completed on January 1, 2018, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the period ended December 31, 2018, are as follows (Unaudited):

Net investment income (loss)	$(3,363,799)
Net realized and unrealized gain (loss)	(58,076,467)
Net change in net assets resulting from operations	$(61,440,266)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the VP ARMS Portfolio that have been included in the Portfolio’s Statement of Operations since November 30, 2018.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from VP ARMS Portfolio, in the amount of $198,874,304, was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure

34	MainStay VP IQ Hedge Multi-Strategy Portfolio

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP IQ Hedge Multi-Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP IQ Hedge Multi-Strategy Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

36	MainStay VP IQ Hedge Multi-Strategy Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP IQ Hedge Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ Advisors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and IndexIQ Advisors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ Advisors that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and IndexIQ Advisors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and IndexIQ Advisors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ Advisors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ Advisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ Advisors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or IndexIQ Advisors. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ Advisors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ Advisors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ Advisors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of IndexIQ Advisors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of IndexIQ Advisors and ongoing analysis of, and interactions with, IndexIQ Advisors with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ Advisors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that IndexIQ Advisors provides to the Portfolio. The Board evaluated IndexIQ Advisors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ Advisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at IndexIQ Advisors, and New York Life Investments’ and IndexIQ Advisors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and IndexIQ Advisors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by IndexIQ Advisors. The Board reviewed IndexIQ Advisors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

The Board considered the Portfolio’s investments in exchange-traded funds (“ETFs”) in excess of statutory limitations under the 1940 Act in reliance on exemptive relief issued to the ETFs, including the conditions of the applicable exemptive relief, and the Portfolio’s investing fund agreements with these ETFs in accordance with such relief. The Board concluded that the management fees charged to the Portfolio are for advisory services provided to the Portfolio that are in addition to, and not duplicative of, services provided to the underlying ETFs under their respective advisory contracts.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These

38	MainStay VP IQ Hedge Multi-Strategy Portfolio

reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to IndexIQ Advisors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or IndexIQ Advisors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and five-year periods ended July 31, 2019, and performed in line with its peer funds for the one-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and Index IQ Advisors regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and IndexIQ Advisors

The Board considered information provided by New York Life Investments and IndexIQ Advisors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including IndexIQ Advisors, due to their relationships with the Portfolio. Because IndexIQ Advisors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ Advisors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and IndexIQ Advisors and profits realized by New York Life Investments and its affiliates, including IndexIQ Advisors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and IndexIQ Advisors and acknowledged that New York Life Investments and IndexIQ Advisors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ Advisors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and IndexIQ Advisors and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ Advisors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to IndexIQ Advisors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and IndexIQ Advisors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.

Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP IQ Hedge Multi-Strategy Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay VP IQ Hedge Multi-Strategy Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

43

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803523	MSVPARM11-02/20 (NYLIAC) NI506

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Equity and fixed-income markets rose broadly during the 12-month reporting period ended December 31, 2019, despite a wide range of global economic and political uncertainties.

The year began on a positive note, with markets recovering from a sharp, late-2018 dip precipitated by concerns regarding the pace of economic growth, a U.S. federal government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. A wide spectrum of equity and fixed-income sectors gained ground through April 2019 as the government reopened, trade tensions eased and the U.S. Federal Reserve Board (“Fed”) signaled a pause in interest rate increases. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings, reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019 and continue rising from there. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, growth-oriented stocks outperformed their value-oriented counterparts by a wide margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of utilities and communications services generated above-average performance as well. The industrials and consumer discretionary sectors performed in the middle of the pack, while real estate, consumer staples, utilities, health care and materials lagged, and energy brought up the rear on weak oil prices and concerns about future energy demand. Nevertheless, all eleven S&P 500® sectors produced positive returns, with all but energy generating double-digit gains.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of fluctuating but ultimately falling yields and rising prices for most bonds. Higher-credit-quality, longer-duration instruments generally outperformed lower-credit-quality, shorter-duration securities. Long-term Treasury bonds rallied strongly, with the yield on the 10-year note closing the reporting period at 1.92%, down from 2.68% in December 2018. Prices for corporate credit also produced significant gains, with yields on both investment-grade and high-yield corporate bonds finishing near the tightest levels of this credit cycle. Spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities) tightened as well.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the long-standing Brexit drama took a further toll on investor confidence, with progress delayed until the December 2019 election of Boris Johnson’s pro-Brexit Conservative Party finally pointed clearly toward an eventual British exit from the European Union. Nevertheless, on average, international securities delivered positive returns supported by the accommodative monetary policies implemented by European and Asian central banks. In general, stocks tended to outperform bonds, with gains in developed-market equities followed closely by those of emerging-market equities. Among bonds, prices for emerging-market securities advanced more than those of developed-market instruments, bolstered by rising risk-on sentiment in the closing months of the reporting period.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted in mid-2019 prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay VP investor, you can rely on us to manage our portfolios with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2019

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	8.91%	2.44%	1.36%	1.43%
Service Class Shares	2/17/2012	8.64	2.19	1.12	1.68

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. TIPS Index[3]	8.43%	2.62%	1.64%
Morningstar Inflation-Protected Bond Category Average[4]	7.92	2.15	1.15

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury

Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2019, to December 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019, to December 31, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value (Based on Actual Returns and Expenses) 12/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,021.50	$7.80	$1,017.49	$7.78	1.53%

Service Class Shares	$1,000.00	$1,020.20	$9.06	$1,016.23	$9.05	1.78%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.25%, due 4/15/20–7/15/29

2.	United States Treasury Inflation—Indexed Bonds, 0.375%–3.375%, due 4/15/23–2/15/49

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–4.537%, due 11/1/34–9/1/49

4.	Japanese Government CPI Linked Bond, 0.10%, due 3/10/28–3/10/29

5.	Nykredit Realkredit A/S, 1.00%–2.50%, due 10/1/47–10/1/50
6.	BRFkredit A/S, 1.00%, due 10/1/50

7.	New Zealand Government Inflation Linked Bond, 2.00%–3.00%, due 9/20/25–9/20/35

8.	Paragon Mortgages No.13 PLC, 1.007%, due 1/15/39

9.	Australia Government Bond, 1.25%–3.00%, due 2/21/22–9/20/25

10.	Government National Mortgage Association, 2.124%–2.266%, due 2/20/49–8/20/68

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2019?

For the 12 months ended December 31, 2019, MainStay VP PIMCO Real Return Portfolio returned 8.91% for Initial Class shares and 8.64% for Service Class shares. Over the same period, both share classes outperformed the 8.43% return of the Bloomberg Barclays U.S. TIPS Index, which is the Portfolio’s benchmark, and the 7.92% return of the Morningstar Inflation-Protected Bond Category Average.1

Were there any changes to the Portfolio during the reporting period?

Effective December 13, 2019, Mihir Worah no longer served as a portfolio manager for the Portfolio. Daniel He was added as a portfolio manager as of the same date.

What factors affected the Portfolio’s relative performance during the reporting period?

Several strategies contributed positively to the Portfolio’s performance relative to the Bloomberg Barclays U.S. TIPS Index during the reporting period. (Contributions take weightings and total returns into account.) These included:

•	Holding overweight exposure to U.S. real duration[2] (nominal interest rates minus the inflation rate) as U.S. interest rates fell amid the Federal Reserve’s shift to a more dovish stance;

•	Maintaining tactical exposure to German nominal duration as rates in Germany rallied in the first half of the year before increasing in the fourth quarter;

•	Adopting tactical short exposure to U.K. break-even inflation (the difference between nominal and real yields) as inflation expectations in the region fell;

•	Maintaining tactical U.S. break-even inflation exposure as inflation expectations in the United States fluctuated over the reporting period;

•	Within spread[3] sectors, holding positions in residential mortgage-backed securities and investment-grade corporate credit as spreads generally tightened; and

•	Holding positions in emerging-market currencies, such as the Russian ruble, as these currencies appreciated versus the U.S. dollar.

During the reporting period the primary strategy that detracted from the Portfolio’s relative performance was maintaining short nominal duration exposure in the United States, the U.K., France and Italy while interest rates generally fell globally.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives may be used in the Portfolio as a means of gaining or decreasing exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible through the use of cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.

The use of futures and options on the German nominal yield curve4 contributed positively to the Portfolio’s performance as yields declined. On the other hand, short exposures to nominal duration in the United States, France, and Italy, which the Portfolio established in part through the use of futures, options and swaps, detracted from performance. Within spread sectors, modest positions on high-yield credit default swaps indices (CDX) modestly detracted from performance. Finally, currency exposure, through the use of currency forwards, contributed to performance overall.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s overall duration remained underweight relative to the Bloomberg Barclays U.S. TIPS Index until the fourth quarter of 2019, when the Portfolio shifted to an overweight overall duration. Specifically, the Portfolio maintained an overweight position to real duration (nominal interest rates minus the inflation rate) in the United States, with a duration concentration to the intermediate portion and long end of the real yield curve and an underweight position to nominal duration.

The Portfolio gradually moved to an overweight duration position relative to the benchmark during the reporting period, ending with a duration of 7.87 years as of December 31, 2019, compared to a duration of 7.42 years for the Bloomberg Barclays U.S. TIPS Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s total duration remained shorter than the duration of the Bloomberg Barclays U.S. TIPS Index for the first three

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP PIMCO Real Return Portfolio

quarters of the reporting period, with the majority of the underweight being sourced primarily from Italian and French nominal rates. These positions were neutralized at the start of the third and fourth quarters of 2019, respectively. The Portfolio also maintained short exposure to nominal rates in Japan and the U.K.; however, these positions were brought to neutral amid a dovish pivot in global central bank rhetoric and looming Brexit uncertainties. The Portfolio maintained an overweight position in real duration and inflation exposure in the United States, given relatively attractive levels of inflation expectations and the possible reemergence of inflation risk premiums. Among currencies, the Portfolio held varied positions but generally maintained long exposure to a diversified basket of higher-yielding emerging-market currencies.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Within real duration, the Portfolio’s long position in U.S. Treasury Inflation-Protected Securities (TIPS) compared to the Bloomberg Barclays U.S. TIPS Index bolstered relative performance as rates across the real yield curve declined. Underweight nominal duration positions, specifically in the United States, the U.K., France, and Italy, detracted from the Portfolio’s relative performance amid falling global rates, while overweight duration positions in Germany enhanced relative returns. Falling inflation expectations in the eurozone supported relative performance given the Portfolio’s short exposure to eurozone break-even inflation rates. Out-of-benchmark exposures to spread sectors such as investment-grade corporate credit and residential mortgage-backed securities contributed positively amid spread tightening. Lastly, currency strategies, namely a long position in the Russian ruble, augmented relative performance over the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio increased overall duration, reducing its underweight exposure relative to the benchmark and ending the reporting period with an overweight position to overall duration. Regarding nominal duration, the Portfolio largely sold its short positions in Japan and the U.K. in the first half of the year, and reduced its short positions in Italy and France during the third and fourth quarters of 2019, respectively. Among currencies, the Portfolio added a long position to the Russian ruble and Brazilian real, and remained tactical with respect to the Japanese yen and the euro. Lastly, the Portfolio maintained exposure to mortgages, corporate credit and emerging-market debt.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2019, the Portfolio held overweight exposure to U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index, while maintaining a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and U.S. dollar-denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2019

	Principal Amount		Value
Long-Term Bonds 145.5%† Asset-Backed Securities 6.0%
Other Asset-Backed Securities 6.0%
Argent Securities, Inc. Series 2006-W4, Class A2C 1.952% (1 Month LIBOR + 0.16%), due 5/25/36 (a)		$325,768	$118,887
Atrium CDO Corp. Series 2012-A, Class AR 2.783% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)		300,000	299,443
Black Diamond CLO, Ltd. Series 2015-1A, Class A1R 0.65% (3 Month EURIBOR + 0.65%), due 10/3/29 (a)(b)	EUR	260,000	290,667
Catamaran CLO, Ltd. Series 2013-1A, Class AR 2.786% (3 Month LIBOR + 0.85%), due 1/27/28 (a)(b)		$1,180,000	1,174,489
CIFC Funding, Ltd. Series 2015-2A, Class AR 2.781% (3 Month LIBOR + 0.78%), due 4/15/27 (a)(b)		1,278,308	1,278,336
CoreVest American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (b)		69,398	69,687
Countrywide Asset-Backed Certificates Series 2007-08, Class 1A1 1.982% (1 Month LIBOR + 0.19%), due 11/25/37 (a)		804,177	770,706
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB6, Class A3 2.012% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)		1,165,938	776,182
First Franklin Mortgage Loan Trust Series 2006-FF17, Class A2 1.912% (1 Month LIBOR + 0.12%), due 12/25/36 (a)		591,236	507,794
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 2.886% (3 Month LIBOR + 0.92%), due 4/20/27 (a)(b)		216,030	216,038
Home Equity Asset Trust (a)
Series 2005-8, Class M2 2.242% (1 Month LIBOR + 0.45%), due 2/25/36		300,000	292,504
Series 2004-2, Class M1 2.587% (1 Month LIBOR + 0.795%), due 7/25/34		111,159	111,020

	Principal Amount		Value
Other Asset-Backed Securities (continued)
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 2.691% (3 Month LIBOR + 0.69%), due 7/15/26 (a)(b)		$201,480	$201,482
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 2.77% (3 Month LIBOR + 0.83%), due 7/25/27 (a)(b)		1,356,678	1,354,212
Jubilee CDO B.V. Series 2015-16A, Class A1R 0.405% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	1,857,693
KVK CLO, Ltd. Series 2013-1A, Class AR 2.901% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)		$1,660,000	1,655,820
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1 3.75%, due 4/25/59 (b)(c)		184,092	185,589
Long Beach Mortgage Loan Trust Series 2006-7, Class 2A2 1.912% (1 Month LIBOR + 0.12%), due 8/25/36 (a)		283,019	153,623
Man GLG Euro CLO Series 2A, Class A1R 0.87% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	EUR	250,000	279,866
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 2.765% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)		$1,660,000	1,650,065
Marlette Funding Trust Series 2019-3A, Class A 2.69%, due 9/17/29 (b)		150,178	150,579
MASTR Asset Backed Securities Trust Series 2006-WMC4, Class A5 1.942% (1 Month LIBOR + 0.15%), due 10/25/36 (a)		132,350	60,703
New Century Home Equity Loan Trust Series 2004-04, Class M1 2.557% (1 Month LIBOR + 0.765%), due 2/25/35 (a)		81,801	80,911
New Residential Mortgage Loan Trust Series 2018-3A, Class A1 4.50%, due 5/25/58 (b)(d)		234,743	247,580
OCP CLO, Ltd. (a)(b)
Series 2015-10A, Class A1R 2.756% (3 Month LIBOR + 0.82%), due 10/26/27		1,660,000	1,658,556
Series 2015-9A, Class A1R 2.801% (3 Month LIBOR + 0.80%), due 7/15/27		251,110	251,119

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
RASC Trust (a)
Series 2006-KS6, Class A4 2.042% (1 Month LIBOR + 0.25%), due 8/25/36		$337,878	$336,183
Series 2005-KS8, Class M4 2.382% (1 Month LIBOR + 0.59%), due 8/25/35		600,000	600,682
Residential Asset Securities Corp. Series 2006-EMX4, Class A4 2.022% (1 Month LIBOR + 0.23%), due 6/25/36 (a)		923,372	896,976
Saxon Asset Securities Trust Series 2007-03, Class A1 2.102% (1 Month LIBOR + 0.31%), due 9/25/37 (a)		185,301	177,499
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C 1.942% (1 Month LIBOR + 0.15%), due 7/25/36		232,554	125,837
Series 2006-HE1, Class A2C 1.952% (1 Month LIBOR + 0.16%), due 7/25/36		659,758	341,530
SLM Student Loan Trust (a)
Series 2004-2, Class A5 (zero coupon) (3 Month EURIBOR + 0.18%), due 1/25/24	EUR	113,310	126,700
Series 2003-5, Class A5, Series Reg S (zero coupon) (3 Month EURIBOR + 0.27%), due 6/17/24		32,440	36,237
Series 2004-3A, Class A6B 2.49% (3 Month LIBOR + 0.55%), due 10/25/64 (b)		$500,000	491,242
Series 2011-B, Class A3 3.99% (1 Month LIBOR + 2.25%), due 6/16/42 (b)		119,673	120,471
SoFi Professional Loan Program LLC Series 2017-F, Class A1FX 2.05%, due 1/25/41 (b)		116,938	116,854
Soundview Home Equity Loan Trust (a)
Series 2007-OPT2, Class 2A3 1.972% (1 Month LIBOR + 0.18%), due 7/25/37		244,746	221,970
Series 2007-OPT1, Class 1A1 1.992% (1 Month LIBOR + 0.20%), due 6/25/37		365,111	288,182
SpringCastle Funding Asset-Backed Notes Series 2019-AA, Class A 3.20%, due 5/27/36 (b)		845,107	848,246

	Principal Amount		Value
Other Asset-Backed Securities (continued)
Stanwich Mortgage Loan LLC Series 2019-NPB1, Class A1 3.375%, due 8/15/24 (b)(c)		$221,844	$221,376
Symphony CLO, Ltd. Series 2014-14A, Class AR 2.951% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)		300,000	300,010
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR2 2.881% (3 Month LIBOR + 0.88%), due 1/15/26 (a)(b)		287,111	287,144
Venture CLO, Ltd. Series 2018-35A, Class AS 3.103% (3 Month LIBOR + 1.15%), due 10/22/31 (a)(b)		200,000	199,770
Venture XX CLO, Ltd. Series 2015-20A, Class AR 2.821% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)		842,823	842,705
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 2.881% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)		383,789	383,788
Voya CLO, Ltd. Series 2014-3A, Class A1R 2.66% (3 Month LIBOR + 0.72%), due 7/25/26 (a)(b)		344,895	344,977
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1 2.452% (1 Month LIBOR + 0.66%), due 10/25/35 (a)		19,283	19,314
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 2.951% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)		570,000	568,726

Total Asset-Backed Securities (Cost $23,691,012)			23,589,970

Corporate Bonds 11.3%
Agriculture 0.1%
Reynolds American, Inc. 4.00%, due 6/12/22		200,000	208,186

Auto Manufacturers 1.1%
BMW U.S. Capital LLC 3.40%, due 8/13/21 (b)		600,000	613,673
FCE Bank PLC
Series Reg S 0.097% (3 Month EURIBOR + 0.50%), due 8/26/20 (a)	EUR	800,000	895,736
Series Reg S 1.875%, due 6/24/21		900,000	1,030,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Nissan Motor Acceptance Corp. (b)
1.90%, due 9/14/21		$100,000	$99,250
2.65%, due 7/13/22		200,000	200,626
Volkswagen Group of America Finance LLC (b)
2.795% (3 Month LIBOR + 0.86%), due 9/24/21 (a)		900,000	906,296
4.00%, due 11/12/21		600,000	620,570

			4,367,119

Banks 3.0%
Banco Bilbao Vizcaya Argentaria S.A. Series Reg S 5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 3/15/28 (a)(e)	EUR	400,000	489,622
Bank of America Corp. 5.875%, due 6/27/20 (e)(f)		$190,000	210,672
Cooperatieve Rabobank U.A. (a)(e)
Series Reg S 5.50% (EUR 5 Year Interest Swap Rate + 5.25%), due 6/29/21	EUR	200,000	229,388
Series Reg S 6.625% (EUR 5 Year Interest Swap Rate + 6.697%), due 6/29/20		200,000	243,409
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		$300,000	312,344
Deutsche Bank A.G. 4.25%, due 10/14/21		1,400,000	1,439,931
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	408,115
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	417,854
Lloyds Banking Group PLC (a)
2.728% (3 Month LIBOR + 0.80%), due 6/21/21		400,000	402,197
Series Reg S 6.375% (EUR 5 Year Interest Swap Rate + 5.29%), due 9/24/23 (e)	EUR	200,000	229,668
Nykredit Realkredit A/S
Series Reg S 1.00%, due 10/1/50	DKK	28,887,116	4,261,358
Series Reg S 2.50%, due 10/1/47		6,490	1,025
Realkredit Danmark A/S 2.50%, due 7/1/47		33,020	5,201

	Principal Amount	Value
Banks (continued)
Royal Bank of Scotland Group PLC
3.497% (3 Month LIBOR + 1.55%), due 6/25/24	$300,000	304,548
4.519%, due 6/25/24 (f)	200,000	212,474
State Bank of India Series Reg S 2.993% (3 Month LIBOR + 0.95%), due 4/6/20 (a)	700,000	700,539
UniCredit S.p.A. 7.83%, due 12/4/23 (b)	1,800,000	2,097,432

		11,965,777

Beverages 0.8%
Keurig Dr Pepper, Inc.
3.551%, due 5/25/21	1,400,000	1,429,903
4.057%, due 5/25/23	100,000	105,470
Pernod-Ricard S.A. 5.75%, due 4/7/21 (b)	1,600,000	1,674,826

		3,210,199

Biotechnology 0.1%
Amgen, Inc. 3.625%, due 5/15/22	400,000	413,371

Commercial Services 0.1%
ERAC USA Finance LLC 4.50%, due 8/16/21 (b)	400,000	415,414
RELX Capital, Inc. 3.50%, due 3/16/23	100,000	103,840

		519,254

Computers 0.3%
EMC Corp. 2.65%, due 6/1/20	1,100,000	1,100,198

Distribution & Wholesale 0.1%
Toyota Tsusho Corp. Series Reg S 3.625%, due 9/13/23	200,000	208,603

Diversified Financial Services 1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	100,000	102,000
Ally Financial, Inc.
4.125%, due 3/30/20	400,000	401,500
4.125%, due 2/13/22	200,000	206,500
4.25%, due 4/15/21	100,000	102,250
Avolon Holdings Funding, Ltd. 5.50%, due 1/15/23 (b)	100,000	107,808
BOC Aviation, Ltd. 2.375%, due 9/15/21 (b)	200,000	199,250

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
BRFkredit A/S Series Reg S 1.00%, due 10/1/50	DKK	18,371,047	$2,710,080
Jyske Realkredit A/S 2.50%, due 10/1/47		21,317	3,367
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.652%, due 9/19/22 (b)		$200,000	201,339
Nordea Kredit Realkreditaktieselskab
Series Reg S 1.00%, due 10/1/50	DKK	11,785,832	1,738,193
2.50%, due 10/1/47		7,821	1,235

			5,773,522

Electric 0.6%
American Electric Power Co., Inc. 3.65%, due 12/1/21		$100,000	103,174
Chugoku Electric Power Co., Inc. Series Reg S 2.701%, due 3/16/20		500,000	500,250
Duke Energy Corp. 2.409% (3 Month LIBOR + 0.50%), due 5/14/21 (a)(b)		700,000	702,565
IPALCO Enterprises, Inc. 3.45%, due 7/15/20		500,000	502,162
LG&E & KU Energy LLC 4.375%, due 10/1/21		100,000	103,322
Southern Power Co. 2.458% (3 Month LIBOR + 0.55%), due 12/20/20 (a)(b)		300,000	300,073

			2,211,546

Food 0.2%
Campbell Soup Co. 3.30%, due 3/15/21		300,000	304,453
Conagra Brands, Inc. 3.25%, due 9/15/22		200,000	204,863
Danone S.A. (b)
2.077%, due 11/2/21		200,000	200,208
3.00%, due 6/15/22		200,000	204,498

			914,022

Gas 0.4%
Sempra Energy 2.344% (3 Month LIBOR + 0.45%), due 3/15/21 (a)		100,000	100,032
Southern Co. Gas Capital Corp. 3.50%, due 9/15/21		1,400,000	1,428,916

			1,528,948

Home Builders 0.0%‡
D.R. Horton, Inc. 5.75%, due 8/15/23		100,000	110,550

	Principal Amount		Value
Home Furnishing 0.2%
Panasonic Corp. 2.536%, due 7/19/22 (b)		$800,000	$806,953

Machinery—Diversified 0.1%
Westinghouse Air Brake Technologies Corp. 3.194% (3 Month LIBOR + 1.30%), due 9/15/21 (a)		600,000	600,091

Media 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.579%, due 7/23/20		800,000	805,098
4.464%, due 7/23/22		600,000	630,702
COX Communications, Inc. 3.25%, due 12/15/22 (b)		200,000	205,742
DISH DBS Corp. 5.125%, due 5/1/20		300,000	301,875

			1,943,417

Miscellaneous—Manufacturing 0.1%
Textron, Inc. 2.451% (3 Month LIBOR + 0.55%), due 11/10/20 (a)		580,000	580,023

Oil & Gas 0.2%
Petrobras Global Finance B.V.
5.093%, due 1/15/30 (b)		543,000	581,830
6.125%, due 1/17/22		33,000	35,224
6.625%, due 1/16/34	GBP	100,000	159,036

			776,090

Pharmaceuticals 0.2%
Bristol-Myers Squibb Co. 3.25%, due 8/15/22 (b)		$600,000	619,998
Cigna Corp. 3.75%, due 7/15/23		200,000	209,759

			829,757

Pipelines 0.2%
Florida Gas Transmission Co. LLC 5.45%, due 7/15/20 (b)		700,000	711,768

Real Estate Investment Trusts 0.1%
American Tower Corp. 3.30%, due 2/15/21		300,000	304,079

Retail 0.2%
CVS Health Corp.
2.125%, due 6/1/21		800,000	801,383
3.70%, due 3/9/23		200,000	208,467

			1,009,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Semiconductors 0.2%
Broadcom, Inc. 3.125%, due 4/15/21 (b)		$400,000	$404,856
NXP B.V. / NXP Funding LLC 3.875%, due 9/1/22 (b)		400,000	415,020

			819,876

Software 0.1%
Activision Blizzard, Inc. 2.60%, due 6/15/22		200,000	202,416

Telecommunications 0.7%
AT&T, Inc.
2.657% (3 Month LIBOR + 0.75%), due 6/1/21 (a)		500,000	502,967
2.951% (3 Month LIBOR + 0.95%), due 7/15/21 (a)		800,000	807,615
5.15%, due 2/15/50		300,000	361,967
5.30%, due 8/15/58		100,000	122,601
Deutsche Telekom International Finance B.V. 1.95%, due 9/19/21 (b)		250,000	250,009
Sprint Corp. 7.25%, due 9/15/21		300,000	317,250
Telstra Corp., Ltd. 4.80%, due 10/12/21 (b)		300,000	314,240

			2,676,649

Trucking & Leasing 0.2%
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (b)		400,000	426,160
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.65%, due 7/29/21 (b)		200,000	204,618

			630,778

Total Corporate Bonds (Cost $43,880,454)			44,423,042

Foreign Government Bonds 3.3%
Argentina 0.1%
Argentina Bocon 59.928%, due 10/4/22 (d)(g)	ARS	82,453	1,928
Argentina Bonar Bonds 42.836% (BADLARPP Index + 2.00%), due 4/3/22 (a)		2,854,000	33,606
Argentina POM Politica Monetaria 56.59%, due 6/21/20 (d)(g)		21,453,000	240,072

			275,606

	Principal Amount		Value
Australia 0.6%
Australia Government Bond
Series Reg S 1.25%, due 2/21/22	AUD	980,000	$821,978
Series Reg S 3.00%, due 9/20/25		1,450,000	1,495,210

			2,317,188

Canada 0.2%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	933,126	911,640

Japan 1.1%
Japanese Government CPI Linked Bond
0.10%, due 3/10/28	JPY	209,407,410	1,981,232
0.10%, due 3/10/29		264,220,320	2,499,825

			4,481,057

New Zealand 0.7%
New Zealand Government Inflation Linked Bond
Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	1,446,053
Series Reg S 2.50%, due 9/20/35		800,000	717,039
Series Reg S 3.00%, due 9/20/30		500,000	454,881

			2,617,973

Peru 0.3%
Peru Government Bond (b)
Series Reg S 5.94%, due 2/12/29	PEN	1,300,000	442,658
Series Reg S 6.15%, due 8/12/32		2,600,000	888,867

			1,331,525

Qatar 0.1%
Qatar Government International Bond Series Reg S 3.875%, due 4/23/23		$300,000	316,699

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR	500,000	563,632

Total Foreign Government Bonds (Cost $13,463,559)			12,815,320

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 4.4%
Agency (Collateralized Mortgage Obligations) 1.3%
Federal Home Loan Mortgage Corporation REMIC (Collateralized Mortgage Obligations) Series 4779, Class WF 2.382% (1 Month LIBOR + 0.35%), due 7/15/44 (a)	$386,524	$384,204
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 2.215% (1 Month LIBOR + 0.45%), due 9/15/42 (a)	517,266	517,631
Federal National Mortgage Association REMIC, Series 2019-5, Class FA 2.108% (1 Month LIBOR + 0.40%), due 3/25/49 (a)	1,549,853	1,540,639
Government National Mortgage Association (a)
REMIC, Series 2019-20, Class FE 2.124% (1 Month LIBOR + 0.40%), due 2/20/49	1,521,608	1,518,575
REMIC, Series 2018-H15, Class FG 2.266% (12 Month LIBOR + 0.15%), due 8/20/68	671,051	657,335
Government National Mortgage Association (Mortgage Pass-Through Securities) Series 2017-H10, Class FB 3.629% (12 Month LIBOR + 0.75%), due 4/20/67 (a)	360,897	365,411

		4,983,795

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
CGGS Commercial Mortgage Trust Series 2018-WSS, Class A 2.666% (1 Month LIBOR + 0.90%), due 2/15/37 (a)(b)	1,000,000	997,482

Whole Loan (Collateralized Mortgage Obligations) 2.9%
Alternative Loan Trust Series 2007-1T1, Class 1A1 6.00%, due 3/25/37	794,516	545,171
CHL Mortgage Pass-Through Trust Series 2007-1, Class A1 6.00%, due 3/25/37	42,880	35,493
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.54%, due 3/25/37 (h)	410,758	404,380

	Principal Amount		Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Citigroup Mortgage Loan Trust, Inc.
Series 2019-B, Class A1 3.258%, due 4/25/66 (b)(d)		$288,988	$289,327
Series 2004-NCM2, Class 1CB1 5.50%, due 8/25/34		260,154	263,607
Countrywide Alternative Loan Trust Series 2005-29CB, Class A4 5.00%, due 7/25/35		55,752	47,704
Credit Suisse Mortgage Trust (b)
Series 2019-RPL9, Class A1 2.984%, due 10/27/59 (d)		995,330	994,120
Series 2019-RPL4, Class A1 3.83%, due 8/26/58		285,009	287,250
Eurosail-UK PLC (a)
Series 2007-3X, Class A3A, Reg S 1.729% (3 Month LIBOR + 0.95%), due 6/13/45	GBP	183,590	242,259
Series 2007-3A, Class A3C 1.729% (3 Month LIBOR + 0.95%), due 6/13/45 (b)		48,952	64,237
Series 2007-3X, Class A3C, Reg S 1.729% (3 Month LIBOR + 0.95%), due 6/13/45		48,952	64,237
GreenPoint Mortgage Funding Trust Series 2006-AR4, Class A6A 1.889% (1 Month LIBOR + 0.18%), due 9/25/46 (a)		$109,252	104,493
IndyMac Index Mortgage Loan Trust (a)
Series 2005-AR14, Class 1A1A 2.268% (1 Month LIBOR + 0.28%), due 7/25/35		1,141,359	1,029,768
Series 2005-AR12, Class 2A1A 2.189% (1 Month LIBOR + 0.48%), due 7/25/35		174,252	168,880
Lehman XS Trust Series 2007-20N, Class A1 2.858% (1 Month LIBOR + 1.15%), due 12/25/37 (a)		55,016	54,003
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 4.224%, due 7/25/35 (h)		220,058	165,373
New Residential Mortgage Loan Trust Series 2019-RPL3, Class A1 2.75%, due 7/25/59 (b)(d)		389,773	389,912
OBX Trust Series 2018-1, Class A2 2.358% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)		77,372	76,956
Opteum Mortgage Acceptance Corporation Series 2005-2, Class M7 3.508% (1 Month LIBOR + 1.80%), due 4/25/35 (a)		100,000	99,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2019 (continued)

	Principal Amount		Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 1.007% (3 Month LIBOR + 0.24%), due 1/15/39 (a)	GBP	2,008,047	$2,526,903
Residential Asset Securitization Trust Series 2006-A10, Class A5 6.50%, due 9/25/36		$263,955	176,506
Silverstone Master Issuer PLC Series 2019-1A, Class 2A 1.46%, due 1/21/70 (b)	GBP	279,000	370,902
Towd Point Mortgage Funding Series 2019-GR4A, Class A1 1.82%, due 10/20/51 (b)		1,244,498	1,654,197
Trinity Square PLC Series 2015-1A, Class A 1.935% (3 Month LIBOR + 1.15%), due 7/15/51 (a)(b)		584,615	777,856
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-HY1, Class A2A 1.735% (1 Month LIBOR + 0.16%), due 2/25/37 (a)		$723,596	626,986
Series 2006-5, Class 2CB1 6.00%, due 7/25/36		48,217	43,309

			11,503,279

Total Mortgage-Backed Securities (Cost $17,810,443)			17,484,556

U.S. Government & Federal Agencies 120.5%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 10.7%
2.50%, due 9/1/49 TBA (i)		7,300,000	7,213,933
3.00%, due 8/1/49 TBA (i)		14,300,000	14,489,759
3.50%, due 3/1/48		180,125	186,478
3.50%, due 10/1/48 TBA (i)		3,600,000	3,703,359
3.50%, due 10/1/48 TBA (i)		9,200,000	9,459,652
3.527% (12 Month Treasury Average Index + 1.20%), due 6/1/43 (a)		266,188	268,111
4.00%, due 10/1/48 TBA (i)		5,800,000	6,034,945
4.186% (11th District Cost of Funds Index + 1.926%), due 12/1/36 (a)		249,281	258,206
4.537% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34 (a)		312,193	331,277

			41,945,720

United States Treasury Inflation—Indexed Bonds 41.0%
0.375%, due 7/15/27 (j)		19,482,855	19,873,136
0.625%, due 4/15/23		10,193,945	10,351,707

	Principal Amount	Value
United States Treasury Inflation—Indexed Bonds (continued)
0.625%, due 2/15/43	$1,992,265	$2,014,709
0.75%, due 2/15/42	3,906,118	4,056,812
0.75%, due 2/15/45	1,650,083	1,711,154
0.875%, due 2/15/47	9,490,687	10,169,650
1.00%, due 2/15/46	5,191,176	5,708,560
1.00%, due 2/15/48	2,617,123	2,895,770
1.00%, due 2/15/49	5,972,101	6,635,879
1.375%, due 2/15/44 (j)	16,452,110	19,400,837
1.75%, due 1/15/28 (j)	16,746,348	18,812,421
2.00%, due 1/15/26	11,199,253	12,448,491
2.125%, due 2/15/40	3,857,414	5,041,610
2.125%, due 2/15/41	3,219,664	4,240,590
2.375%, due 1/15/25 (j)	20,341,527	22,670,351
2.375%, due 1/15/27	5,078,560	5,861,889
2.50%, due 1/15/29	6,951,532	8,377,694
3.375%, due 4/15/32 (k)	474,062	650,837

		160,922,097

United States Treasury Inflation—Indexed Notes 68.8%
0.125%, due 4/15/20	4,627,215	4,621,612
0.125%, due 4/15/21 (j)	35,239,541	35,166,766
0.125%, due 1/15/22	10,266,478	10,260,982
0.125%, due 4/15/22 (j)	45,900,932	45,833,172
0.125%, due 7/15/22	4,276,780	4,294,640
0.125%, due 1/15/23	13,080,300	13,078,997
0.125%, due 7/15/26	14,825,449	14,872,212
0.25%, due 1/15/25	9,205,406	9,287,183
0.25%, due 7/15/29	10,914,992	11,020,909
0.375%, due 7/15/23	6,338,159	6,425,719
0.375%, due 1/15/27 (j)	16,342,009	16,589,961
0.50%, due 1/15/28	15,660,819	16,065,507
0.625%, due 7/15/21	2,032,279	2,055,071
0.625%, due 1/15/24	690,378	704,992
0.625%, due 1/15/26 (j)	41,844,845	43,127,110
0.75%, due 7/15/28 (j)	18,566,010	19,531,809
0.875%, due 1/15/29	5,666,234	6,016,958
1.125%, due 1/15/21	4,822,994	4,867,659
1.25%, due 7/15/20	5,651,912	5,705,920

		269,527,179

Total U.S. Government & Federal Agencies (Cost $465,811,369)		472,394,996

Total Long-Term Bonds (Cost $564,656,837)		570,707,884

	Shares
Short-Term Investments 5.0%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 1.40% (l)	1,528,468	1,528,468

Total Affiliated Investment Company (Cost $1,528,468)		1,528,468

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Short-Term Investments (continued)
Foreign Government Bonds 0.9%
Argentina Treasury Bills
(zero coupon), due 2/26/20	ARS	790,000	$10,160
(zero coupon), due 4/8/20		1,126,250	17,682
(zero coupon), due 5/13/20		6,264,500	94,169
(zero coupon), due 8/27/20		1,325,000	18,811
41.333%, due 4/3/20 (m)		3,720,000	62,598
43.313% (BADLARPP Index + 3.00%), due 6/22/20 (a)(m)		1,170,000	22,228
Brazil Letras do Tesouro Nacional (zero coupon), due 7/1/20	BRL	13,706,000	3,337,570

Total Foreign Government Bonds (Cost $3,529,951)			3,563,218

Repurchase Agreement 3.7%
Societe Generale S.A. 1.55%, dated 12/31/19 due 1/2/20 Proceeds at Maturity $14,401,240 (Collateralized by a United States Treasury Note with a rate of 2.38% and a maturity date of 8/15/24, with a Principal Amount of $14,131,000 and a Market Value of $14,567,350)		$14,400,000	14,400,000

Total Repurchase Agreement (Cost $14,400,000)			14,400,000

Total Short-Term Investments (Cost $19,458,419)			19,491,686

Total Investments Excluding Purchased Options (Cost $584,115,256)		150.5%	590,199,570

Total Purchased Options (Cost $70,229)		0.00%‡	7,444

Total Investments (Cost $584,185,485)		150.5%	590,207,014
Other Assets, Less Liabilities		(50.5)	(198,167,852)
Net Assets		100.0%	$392,039,162

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2019.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2019.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2019.

(g)

Illiquid security—As of December 31, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $242,000, which represented 0.1% of the Portfolio’s net assets. (Unaudited)

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2019.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2019, the total net market value of these securities was $40,901,648, which represented 10.4% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Delayed delivery security.

(k)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts and delayed delivery transactions (See Note 2(L) and Note 2(T)).

(l)	Current yield as of December 31, 2019.

(m)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, the total market value of fair valued securities was $84,826, which represented less than one-tenth of a percent of the Portfolio’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2019 (continued)

Foreign Currency Forward Contracts

As of December 31, 2019, the Portfolio held the following foreign currency forward contracts1,2:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	3,356,961	USD	832,848	Bank of America, N.A.*	1/3/20	$1,656
BRL	3,356,961	USD	824,604	Bank of America, N.A.*	2/4/20	9,136
BRL	3,356,961	USD	794,980	Credit Suisse International*	1/3/20	39,525
BRL	13,706,000	USD	3,302,651	JPMorgan Chase Bank N.A.*	1/3/20	104,514
IDR	26,087,434,400	USD	1,832,678	Societe Generale*	3/18/20	33,458
JPY	99,300,000	USD	912,642	Bank of America, N.A.	1/10/20	1,423
KRW	1,229,162,200	USD	1,036,000	Bank of America, N.A.*	3/18/20	28,840
KRW	858,416,400	USD	724,000	Credit Suisse International*	3/18/20	19,658
MXN	36,994,000	USD	1,889,358	Bank of America, N.A.	1/22/20	61,813
MXN	35,955,781	USD	1,849,802	Bank of America, N.A.	5/5/20	17,757
MXN	1,941,000	USD	99,074	JPMorgan Chase Bank N.A.	1/22/20	3,300
RUB	16,339,075	USD	251,333	JPMorgan Chase Bank N.A.*	1/24/20	11,442
RUB	97,934,908	USD	1,511,693	JPMorgan Chase Bank N.A.*	2/18/20	58,622
SGD	1,162,000	USD	855,372	Credit Suisse International	3/18/20	9,224
TWD	24,033,586	USD	794,000	Bank of America, N.A.*	3/18/20	10,626
TWD	32,032,736	USD	1,059,000	Credit Suisse International*	3/18/20	13,432
USD	3,562,869	BRL	13,706,000	JPMorgan Chase Bank N.A.*	1/3/20	155,704
Total unrealized appreciation						580,130
USD	2,187,648	AUD	3,222,000	Bank of America, N.A.	1/10/20	(73,809)
USD	825,618	BRL	3,356,961	Bank of America, N.A.*	1/3/20	(8,887)
USD	832,848	BRL	3,356,961	Credit Suisse International*	1/3/20	(1,656)
USD	3,273,465	BRL	13,706,000	JPMorgan Chase Bank N.A.*	7/2/20	(105,597)
USD	887,188	CAD	1,179,000	JPMorgan Chase Bank N.A.	1/10/20	(20,801)
USD	8,633,280	DKK	58,209,890	Bank of America, N.A.	1/2/20	(104,517)
USD	8,723,999	DKK	57,880,000	Societe Generale	4/1/20	(17,993)
USD	9,654,340	EUR	8,727,000	Bank of America, N.A.	1/10/20	(139,012)
USD	5,844,988	GBP	4,520,000	Bank of America, N.A.	1/10/20	(143,423)
USD	75,479	GBP	58,000	JPMorgan Chase Bank N.A.	1/10/20	(1,363)
USD	5,485,203	JPY	599,700,000	Bank of America, N.A.	1/10/20	(35,083)
USD	1,791,759	KRW	2,107,950,170	JPMorgan Chase Bank N.A.*	3/18/20	(34,388)
USD	1,877,739	MXN	35,955,781	Bank of America, N.A.	1/22/20	(18,673)
USD	148,246	MXN	2,979,219	JPMorgan Chase Bank N.A.	1/22/20	(8,887)
USD	2,501,130	NZD	3,863,000	Bank of America, N.A.	1/10/20	(99,573)
USD	1,328,478	PEN	4,457,842	JPMorgan Chase Bank N.A.*	1/15/20	(16,529)
USD	857,905	SGD	1,172,458	JPMorgan Chase Bank N.A.	3/18/20	(14,472)
USD	1,866,998	TWD	56,574,045	Societe Generale*	3/18/20	(27,058)
Total unrealized depreciation						(871,721)
Net unrealized depreciation						$(291,591)

*	Non-deliverable forward.

1.	As of December 31, 2019, cash collateral of $360,000 was due to a broker for foreign currency forward contracts.

2.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Future Contracts

As of December 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
5-Year United States Treasury Note	103	March 2020	$12,249,832	$12,216,766	$(33,066)
Euro-BTP	3	March 2020	484,880	479,392	(5,488)
Euro Bund	117	March 2020	22,718,358	22,374,919	(343,439)
Short-Term Euro-BTP	147	March 2020	18,533,816	18,538,571	4,755
United States Treasury Ultra Bond	19	March 2020	3,567,848	3,451,469	(116,379)

Total Long Contracts					(493,617)

Short Contracts
10-Year Australia Government Bond	(7)	March 2020	714,937	(702,245)	12,692
10-Year Japan Government Bond	(3)	March 2020	4,205,180	(4,201,739)	3,441
10-Year United States Treasury Note	(197)	March 2020	(25,452,283)	(25,299,109)	153,174
10-Year United States Treasury Ultra Note	(26)	March 2020	(3,701,925)	(3,658,282)	43,643
2-Year United States Treasury Note	(7)	March 2020	(1,510,624)	(1,508,500)	2,124
3-Year Australia Government Bond	(13)	March 2020	(1,056,282)	(1,049,241)	7,041
Euro BOBL	(76)	March 2020	(11,424,589)	(11,391,850)	32,739
Euro Schatz	(518)	March 2020	(65,080,350)	(65,021,346)	59,004
Euro-Buxl 30 Year Bond	(29)	March 2020	(6,618,379)	(6,453,162)	165,217
UK Long Gilt	(1)	March 2020	(175,058)	(174,026)	1,032
United States Treasury Long Bond	(80)	March 2020	(12,665,086)	(12,472,500)	192,586

Total Short Contracts					672,693

Net Unrealized Appreciation					$179,076

1.	As of December 31, 2019, cash in the amount of $1,781,005 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2019.

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Put-Euro Bund	Morgan Stanley & Co., LLC	$157.00	2/21/2020	23	EUR 2,300,000	$271	$258
						$271	$258

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Call-Euro Schatz	Morgan Stanley & Co., LLC	$114.00	2/21/2020	485	EUR 48,500,000	$2,998	$2,720
Call-Euro BOBL	Morgan Stanley & Co., LLC	139.00	2/21/2020	21	2,100,000	130	118
						$3,128	$2,838

Purchased Swaption

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Call-IRO 1-Year/1-Year Forward Swap Rate	Bank of America Securities, Inc.	$1.50	3/10/2020	47,060,000	$47,060,000	$66,830	$4,348
						$66,830	$4,348

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index – (1 + 4.000%)10]	5/16/2024	(300,000)	$(300,000)	$(2,085)	$(7)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index]	10/02/2020	(1,900,000)	(1,900,000)	(35,068)	—
							$(37,153)	$(7)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2019 (continued)

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$129.50	1/24/2020	(48)	$(48,000)	$(42,307)	$(6,750)
Call-Euro Bund	Morgan Stanley & Co., LLC	172.00	2/21/2020	(23)	EUR (2,300,000)	(31,969)	(14,447)
						$(74,276)	$(21,197)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Put-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$129.50	1/24/2020	(48)		$(48,000)	$(42,307)	$(58,500)
Put-Euro Bund	Morgan Stanley & Co., LLC	172.00	2/21/2020	(23)	EUR	(2,300,000)	(28,873)	(53,404)
							$(71,180)	$(111,904)

Written Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value

Call-IRO 5-Year/5-Year Forward Swap Rate	Bank of America Securities, Inc.	$1.40	3/10/2020	(10,100,000)		$(10,100,000)	$(69,908)	$(10,384)
Call-Markit iTraxx Europe	Bank of America Securities, Inc.	0.45	3/18/2020	(400,000)	EUR	(400,000)	(311)	(612)
Call-Markit iTraxx Europe	Bank of America Securities, Inc.	0.43	3/18/2020	(1,200,000)		(1,200,000)	(741)	(1,025)
							$(70,960)	$(12,021)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Put-Markit iTraxx Europe	Bank of America Securities, Inc.	$0.70	3/18/2020	(1,200,000)	EUR	(1,200,000)	$(1,335)	$(354)
Put-Markit iTraxx Europe	Bank of America Securities, Inc.	0.80	3/18/2020	(400,000)		(400,000)	(488)	(77)
							$(1,823)	$(431)

Swap Contracts

As of December 31, 2019, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$4,800,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	$(5,492)	$78,378	$72,886
50,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	889	147	1,036
14,000,000	JPY	9/20/2027	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	196	(2,228)	(2,032)
50,000,000	JPY	3/20/2028	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	726	(7,978)	(7,252)
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Semi-Annually/Quarterly	(3,908)	(132,768)	(136,676)
3,700,000	USD	6/20/2028	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(168,826)	(118,148)	(286,974)
106,980,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	4,508	(30,557)	(26,049)
900,000	USD	9/12/2029	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(2,136)	12,885	10,749
700,000	USD	2/12/2045	Fixed 2.00%	3-Month USD-LIBOR	Semi-Annually/Quarterly	12,779	14,780	27,559
2,310,000	USD	12/21/2046	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	166,769	(69,682)	97,087
1,170,000	USD	12/15/2047	Fixed 2.00%	12-Month USD-FFR	Annually/Annually	(2,103)	(36,576)	(38,679)
1,100,000	USD	12/11/2049	Fixed 2.25%	3 Month LIBOR BBA	Semi-Annually/Quarterly	4,794	(35,832)	(31,038)
100,000	USD	1/15/2050	Fixed 2.00%	3 Month LIBOR BBA	Semi-Annually/Quarterly	713	2,503	3,216
290,000	USD	1/16/2050	Fixed 1.63%	3 Month LIBOR BBA	Semi-Annually/Quarterly	1,316	32,299	33,615
600,000	USD	1/22/2050	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	3,384	49,557	52,941
1,400,000	USD	2/3/2050	Fixed 1.625%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(13,849)	155,878	142,029

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
500,000	USD	2/7/2050	Fixed 1.875%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$(896)	$26,919	$26,023
500,000	USD	3/12/2050	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	1,228	(16,119)	(14,891)
220,000	USD	3/20/2050	Fixed 2.00%	3-Month USD-LIBOR	Semi-Annually/Quarterly	4,752	5,540	10,292
						$4,844	$(71,002)	$(66,158)

Open OTC interest rate swap agreements as of December 31, 2019 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$4,190,000	ILS	2/16/2020	Bank of America N.A.	Fixed 0.285%	3-Month TELBOR	Annually/Quarterly	$—	$(2,853)	$(2,853)

880,000	ILS	2/16/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.963%	Quarterly/Annually	—	29,622	29,622

2,570,000	ILS	6/20/2020	Bank of America N.A.	Fixed 0.37%	3-Month TELBOR	Annually/Quarterly	—	(2,153)	(2,153)

540,000	ILS	6/20/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.998%	Quarterly/Annually	—	17,893	17,893

							$—	$42,509	$42,509

As of December 31, 2019, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$1,300,000	USD	11/23/2020	Fixed 2.027%	12-Month USD-CPI	At Maturity	$—	$1,392	$1,392
1,300,000	USD	11/25/2020	Fixed 2.021%	12-Month USD-CPI	At Maturity	—	1,559	1,559
4,600,000	USD	9/20/2021	Fixed 1.58%	12-Month USD-CPI	At Maturity	—	20,642	20,642
1,100,000	USD	4/27/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(25,267)	(25,267)
510,000	USD	5/9/2023	Fixed 2.262%	12-Month USD-CPI	At Maturity	—	(11,521)	(11,521)
780,000	USD	5/10/2023	Fixed 2.281%	12-Month USD-CPI	At Maturity	—	(18,325)	(18,325)
2,800,000	EUR	3/15/2024	Fixed 1.03%	12-Month EUR-CPI	At Maturity	943	(10,286)	(9,343)
2,200,000	GBP	9/15/2024	UK RPI	Fixed 3.85%	At Maturity	(356)	104,556	104,200
560,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.385%	At Maturity	1,370	12,741	14,111
800,000	EUR	6/15/2027	12-Month EUR-CPI	Fixed 1.36%	At Maturity	9,338	18,040	27,378
1,100,000	USD	7/25/2027	12-Month USD-CPI	Fixed 2.067%	At Maturity	—	10,202	10,202
600,000	USD	9/25/2027	12-Month USD-CPI	Fixed 2.15%	At Maturity	—	9,350	9,350
1,200,000	USD	10/17/2027	12-Month USD-CPI	Fixed 2.155%	At Maturity	—	19,980	19,980
3,900,000	EUR	11/15/2027	12-Month EUR-CPI	Fixed 1.52%	At Maturity	2,824	157,710	160,534
1,000,000	EUR	3/15/2028	12-Month EUR-CPI	Fixed 1.535%	At Maturity	(109)	43,992	43,883
510,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.352%	At Maturity	—	23,221	23,221
770,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.36%	At Maturity	—	35,681	35,681
850,000	EUR	5/15/2028	12-Month EUR-CPI	Fixed 1.62%	At Maturity	(46)	45,426	45,380
2,600,000	USD	11/4/2029	12-Month USD-CPI	Fixed 1.76%	At Maturity	1,394	(59,987)	(58,593)
3,460,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	At Maturity	(11,553)	182,599	171,046
2,070,000	GBP	4/15/2031	UK RPI	Fixed 3.14%	At Maturity	163,392	(114,167)	49,225
2,690,000	GBP	10/15/2031	UK RPI	Fixed 3.53%	At Maturity	2,837	127,405	130,242
200,000	EUR	3/15/2033	Fixed 1.71%	12-Month EUR-CPI	At Maturity	344	(16,872)	(16,528)
						$170,378	$558,071	$728,449

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2019 (continued)

As of December 31, 2019, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Obligation	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]

Daimler AG 0.625%, 03/05/20	12/20/2020	Sell	150	1.00%	Quarterly	$(973)	$1,441	$468
General Electric Co. 2.70%, 10/09/22	12/20/2020	Sell	100	1.00%	Quarterly	1,354	634	1,988
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	100	1.00%	Quarterly	3,836	1,331	5,167
CDX North American High Yield Series 33	12/20/2024	Buy	13,365	(5.00)%	Quarterly	780,280	(1,287,882)	(507,602)
						$784,497	$(1,284,476)	$(499,979)

As of December 31, 2019, the Portfolio held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]

United Mexican States	Bank of America N.A.	12/20/2023	Buy	2,300	(1.00)%	Quarterly	$(18,126)	$(39,729)	$(57,855)
							$(18,126)	$(39,729)	$(57,855)

1.	As of December 31, 2019, cash in the amount of $1,824,000 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy-Portfolio may pay a premium and buy credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell-Portfolio may receive a premium and sell credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2019.

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

AUD—Australian Dollar

BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos

BRL—Brazilian Real

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAD—Canadian Dollar

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FFR—Federal Fund Rate

GBP—British Pound Sterling

IDR—Indonesian Rupiah

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Sol

REMIC—Real Estate Mortgage Investment Conduit

RUB—New Russian Ruble

SGD—Singapore Dollar

TBA—To Be Announced

TELBOR—Tel Aviv Interbank Offered Rate

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$23,589,970	$—	$23,589,970
Corporate Bonds	—	44,423,042	—	44,423,042
Foreign Government Bonds	—	12,815,320	—	12,815,320
Mortgage-Backed Securities	—	17,484,556	—	17,484,556
U.S. Government & Federal Agencies	—	472,394,996	—	472,394,996

Total Long-Term Bonds	—	570,707,884	—	570,707,884

Purchased Options	7,444	—	—	7,444
Short-Term Investments
Affiliated Investment Company	1,528,468	—	—	1,528,468
Repurchase Agreement	—	14,400,000	—	14,400,000
Foreign Government Bonds	—	3,563,218	—	3,563,218

Total Short-Term Investments	1,528,468	17,963,218	—	19,491,686

Total Investments in Securities	1,535,912	588,671,102	—	590,207,014

Other Financial Instruments
Credit Default Swap Contracts (b)	—	7,623	—	7,623
Foreign Currency Forward Contracts (b)	—	580,130	—	580,130
Futures Contracts (b)	677,448	—	—	677,448
Inflation Swap Contracts (b)	—	868,026	—	868,026
Interest Rate Swap Contracts (b)	—	524,948	—	524,948

Total Other Financial Instruments	677,448	1,980,727	—	2,658,175

Total Investments in Securities and Other Financial Instruments	$2,213,360	$590,651,829	$—	$592,865,189

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(871,721)	$—	$(871,721)
Futures Contracts (b)	(498,372)	—	—	(498,372)
Credit Default Swap Contracts (b)	—	(565,457)	—	(565,457)
Inflation Swap Contracts (b)	—	(139,577)	—	(139,577)
Interest Rate Swap Contracts (b)	—	(548,597)	—	(548,597)
Written Options	(145,560)	—	—	(145,560)

Total Other Financial Instruments	$(643,932)	$(2,125,352)	$—	$(2,769,284)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2019 (continued)

Sale-Buyback Transactions:

Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Amount Borrowed (a)	Payable for Sale-Buyback Transactions (b)

Barclays Capital Inc.	2.80%	12/26/2019	1/3/2020	$19,601,534	$19,600,024
Barclays Capital Inc.	2.45	12/27/2019	1/3/2020	19,641,960	19,640,638
Barclays Capital Inc.	2.80	12/26/2019	1/3/2020	19,579,907	19,578,215
Barclays Capital Inc.	2.45	12/27/2019	1/3/2020	19,615,659	19,614,155
Barclays Capital Inc.	2.80	12/26/2019	1/3/2020	16,607,005	16,605,573
Barclays Capital Inc.	2.03	11/20/2019	2/21/2020	19,898,973	19,918,953
Barclays Capital Inc.	2.04	11/20/2019	2/21/2020	18,880,582	18,913,768
Barclays Capital Inc.	2.04	11/20/2019	2/21/2020	22,634,553	22,693,442
Barclays Capital Inc.	2.02	11/20/2019	2/21/2020	35,138,115	35,141,377
Barclays Capital Inc.	2.02	11/20/2019	2/21/2020	322,889	323,005
Barclays Capital Inc.	1.90	11/6/2019	2/24/2020	37,335,834	37,338,431
Barclays Capital Inc.	1.91	11/15/2019	5/18/2020	27,905,404	27,956,500

				$257,162,415	$257,324,081

(a)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $159,383,099 at a weighted average interest rate of 2.40%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(b)	Payable for sale-buyback transactions includes $161,666 of deferred price drop.

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2019

Assets
Investment in unaffiliated securities before outstanding written options, at value (identified cost $582,657,017)	$588,678,546
Investment in affiliated investment company, at value (identified cost $1,528,468)	1,528,468
Cash collateral on deposit at broker for swap contracts	1,824,000
Cash collateral on deposit at broker for futures contracts	1,781,005
Cash denominated in foreign currencies (identified cost $994,422)	976,757
Cash	56,570
Receivables:
Investment securities sold	146,631,823
Dividends and interest	1,483,300
Variation margin on centrally cleared swap contracts	288,244
Portfolio shares sold	279,077
Unrealized appreciation on foreign currency forward contracts	580,130
Other assets	64,756
Unrealized appreciation on OTC swap contracts	47,515
Premiums paid for OTC swap contracts	18,126

Total assets	744,238,317

Liabilities
Cash collateral due to broker for foreign currency forward contracts	360,000
Written options, at value (premiums received $255,392)	145,560
Payables:
Sale buyback transaction	257,324,081
Investment securities purchased	92,316,613
Variation margin on futures contracts	593,142
Portfolio shares redeemed	147,559
Manager (See Note 3)	126,941
NYLIFE Distributors (See Note 3)	72,251
Custodian	67,607
Professional fees	63,441
Shareholder communication	45,774
Trustees	593
Accrued expenses	1,011
Unrealized depreciation on foreign currency forward contracts	871,721
Unrealized depreciation on OTC swap contracts	62,861

Total liabilities	352,199,155

Net assets	$392,039,162

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,515
Additional paid-in capital	456,181,370

456,226,885
Total distributable earnings (loss)	(64,187,723)

Net assets	$392,039,162

Initial Class
Net assets applicable to outstanding shares	$48,706,758

Shares of beneficial interest outstanding	5,645,381

Net asset value per share outstanding	$8.63

Service Class
Net assets applicable to outstanding shares	$343,332,404

Shares of beneficial interest outstanding	39,869,915

Net asset value per share outstanding	$8.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2019

Investment Income (Loss)
Income
Interest	$14,472,186
Dividends-affiliated	20,999
Securities lending	753
Other	15

Total income	14,493,953

Expenses
Interest expense	3,918,543
Manager (See Note 3)	1,800,186
Distribution/Service—Service Class (See Note 3)	785,989
Custodian	168,508
Professional fees	122,573
Shareholder communication	111,148
Trustees	8,811
Miscellaneous	16,462

Total expenses before waiver/reimbursement	6,932,220
Expense waiver/reimbursement from Manager (See Note 3)	(229,070)

Net expenses	6,703,150

Net investment income (loss)	7,790,803

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	2,913,483
Investments sold short	(20,508)
Futures transactions	(5,370,130)
Written option transactions	252,044
Swap transactions	(1,228,989)
Foreign currency forward transactions	(34,302)
Foreign currency transactions	1,474,752

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(2,013,650)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	21,813,435
Futures contracts	1,598,923
Swap contracts	(266,395)
Written option contracts	97,503
Foreign currency forward contracts	(904,345)
Translation of other assets and liabilities in foreign currencies	53,765

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currencies	22,392,886

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	20,379,236

Net increase (decrease) in net assets resulting from operations	$28,170,039

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2019 and December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,790,803	$8,405,382
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(2,013,650)	(3,673,329)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, swap contracts, written options and foreign currencies	22,392,886	(13,460,121)

Net increase (decrease) in net assets resulting from operations	28,170,039	(8,728,068)

Distributions to shareholders:
Initial Class	(1,424,708)	(740,327)
Service Class	(9,622,993)	(3,847,156)

Total distributions to shareholders	(11,047,701)	(4,587,483)

Capital share transactions:
Net proceeds from sale of shares	82,521,582	46,796,177
Net asset value of shares issued to shareholders in reinvestment of distributions	11,047,701	4,587,483
Cost of shares redeemed	(45,227,235)	(44,576,278)

Increase (decrease) in net assets derived from capital share transactions	48,342,048	6,807,382

Net increase (decrease) in net assets	65,464,386	(6,508,169)

Net Assets
Beginning of year	326,574,776	333,082,945

End of year	$392,039,162	$326,574,776

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Cash Flows

for the year ended December 31, 2019

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$28,170,039
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Long term investments purchased	(1,006,874,450)
Long term investments sold	919,197,478
Purchases to cover securities sold short	(85,684,828)
Proceeds from securities sold short	85,664,320
Sale of short term investments, net	42,527,249
Purchase of affiliated investments, net	(664,377)
Amortization (accretion) of discount and premium, net	(5,185,721)
Increase in investment securities sold receivable	(13,131,449)
Decrease in dividends and interest receivable	66,292
Increase in premiums paid for OTC swap contracts	(18,126)
Increase in other assets	(64,756)
Decrease in unrealized appreciation for open forward foreign currency contracts	338,051
Increase in premiums from written options	176,553
Increase in investment securities purchased payable	34,624,723
Decrease in interest payable for securities sold short	(6,950)
Decrease in cash collateral due to broker for foreign currency forward contracts	(540,000)
Decrease in cash collateral due to broker for TBA	(270,000)
Increase in professional fees payable	934
Decrease in custodian payable	(8,854)
Increase in shareholder communication payable	6,246
Increase in due to Trustees	229
Decrease in due to manager	(11,738)
Increase in due to NYLIFE Distributors	12,419
Increase in variation margin on centrally cleared swap contracts	(143,777)
Decrease in variation margin on futures contracts	(439,298)
Increase in unrealized depreciation for open forward foreign currency contracts	566,294
Decrease in accrued expenses	(2)
Increase in unrealized appreciation on OTC swap contracts	(44,518)
Increase in unrealized depreciation on OTC swap contracts	56,444
Net realized gain from unaffiliated investments	(2,913,483)
Net realized loss from securities sold short	20,508
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(21,813,435)
Net change in unrealized (appreciation) depreciation on written options	(97,503)

Net cash used in operating activities*	(26,485,486)

Cash flows from financing activities:
Proceeds from shares sold	$82,663,556
Payment on shares redeemed	(45,298,177)
Proceeds from sale-buyback transactions	3,233,935,501
Payments on sale-buyback transactions	(3,245,411,371)

Net cash from financing activities	25,889,509

Effect of exchange rate changes on cash	22,203
Net decrease in cash and restricted cash	(573,774)
Cash, restricted cash and foreign currency at beginning of year	5,212,106

Cash, restricted cash and foreign currency at end of year	$4,638,332

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $11,047,701.

*	Included in operating expenses is cash of $3,925,493 paid for interest on borrowings.

Supplemental disclosure of cash flow information:

The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:

Cash and restricted cash at beginning of year
Cash	$25,920
Cash denominated in foreign currencies	1,004,149
Cash collateral on deposit at broker for futures contracts	2,316,399
Cash collateral on deposit at broker for swap contracts	1,865,638

Total cash and restricted cash shown in the Statement of Cash Flows	$5,212,106

Cash and restricted cash at end of year
Cash	$56,570
Cash denominated in foreign currencies	976,757
Cash collateral on deposit at broker for futures contracts	1,781,005
Cash collateral on deposit at broker for swap contracts	1,824,000

Total cash and restricted cash shown in the Statement of Cash Flows	$4,638,332

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

28	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2019		2018		2017	2016		2015

Net asset value at beginning of year	$8.20		$8.54		$8.40	$8.11		$8.71

Net investment income (loss) (a)	0.20		0.23		0.23	0.17		0.11

Net realized and unrealized gain (loss) on investments	0.50		(0.53)		0.15	0.21		(0.51)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.10		(0.09)	0.05		0.19

Total from investment operations	0.71		(0.20)		0.29	0.43		(0.21)

Less distributions:

From net investment income	(0.28)		(0.14)		(0.15)	(0.14)		(0.39)

Net asset value at end of year	$8.63		$8.20		$8.54	$8.40		$8.11

Total investment return (b)	8.56	%(c)	(2.38	%)(c)	3.45%	5.28%		(2.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.35%		2.78%		2.71%	2.05	%(d)	1.26%

Net expenses (e)	1.65%		1.43%		1.03%	0.91	%(f)	0.72%

Expenses (before waiver/reimbursement)(e)	1.71%		1.43%		1.03%	0.91	%(f)	0.72%

Interest expense and fees	1.09%		0.81%		0.42%	0.32%		0.15%

Portfolio turnover rate (g)	187%		157%		121%	143%		84%

Net assets at end of year (in 000’s)	$48,707		$44,523		$45,563	$36,060		$68,794

(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 139%, 48%, 96%, 91% and 59% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

	Year ended December 31,

Service Class	2019		2018		2017	2016		2015

Net asset value at beginning of year	$8.19		$8.53		$8.39	$8.10		$8.70

Net investment income (loss) (a)	0.18		0.21		0.21	0.18		0.05

Net realized and unrealized gain (loss) on investments	0.49		(0.54)		0.15	0.19		(0.46)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.10		(0.09)	0.04		0.17

Total from investment operations	0.68		(0.23)		0.27	0.41		(0.24)

Less distributions:

From net investment income	(0.26)		(0.11)		(0.13)	(0.12)		(0.36)

Net asset value at end of year	$8.61		$8.19		$8.53	$8.39		$8.10

Total investment return (b)	8.30	%(c)	(2.63	%)(c)	3.20%	5.03%		(2.76%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.14%		2.53%		2.46%	2.15	%(d)	0.56%

Net expenses (e)	1.89%		1.68%		1.28%	1.16	%(f)	0.97%

Expenses (before waiver/reimbursement)(e)	1.96%		1.68%		1.28%	1.16	%(f)	0.97%

Interest expense and fees	1.09%		0.81%		0.42%	0.32%		0.15%

Portfolio turnover rate (g)	187%		157%		121%	143%		84%

Net assets at end of year (in 000’s)	$343,332		$282,052		$287,520	$282,006		$283,273

(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 139%, 48%, 96%, 91% and 59% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

30	MainStay VP PIMCO Real Return Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2019, no foreign equity securities were held by the Portfolio.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data

31

Notes to Financial Statements (continued)

including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2019, no securities held by the Portfolio were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, was determined as of December 31, 2019 and can change at any time. Illiquid investments as of December 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains

32	MainStay VP PIMCO Real Return Portfolio

realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2019, repurchase agreements are shown in the Portfolio of Investments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

33

Notes to Financial Statements (continued)

liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2019, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

34	MainStay VP PIMCO Real Return Portfolio

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2019, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and

35

Notes to Financial Statements (continued)

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. As of December 31, 2019, all open options are shown in the Portfolio of Investments.

(N)  Interest Rate and Credit Default Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection. As of December 31, 2019, all open swaptions are shown in the Portfolio of Investments.

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

36	MainStay VP PIMCO Real Return Portfolio

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. As of December 31, 2019, the Portfolio did not hold any reverse repurchase agreements.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2019, the Portfolio did not enter into any securities sold short.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of December 31, 2019, delayed delivery transactions are shown in the Portfolio of Investments.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. As of December 31, 2019, TIPS are shown in the Portfolio of Investments.

37

Notes to Financial Statements (continued)

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2019, the Portfolio did not have any portfolio securities on loan.

(W)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities.

These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(X)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Y)  LIBOR Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased

38	MainStay VP PIMCO Real Return Portfolio

difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(Z)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(AA)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.

Fair value of derivative instruments as of December 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Investments in securities, at value	$—	$—	$7,444	$7,444
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	677,448	677,448
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	—	47,515	47,515
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	7,623	1,345,459	1,353,082
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	580,130	—	—	580,130

Total Fair Value		$580,130	$7,623	$2,077,866	$2,665,619

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Written Options	Investments in written options, at value	$—	$—	$(145,560)	$(145,560)
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(498,372)	(498,372)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(57,855)	(5,006)	(62,861)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(507,602)	(683,168)	(1,190,770)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(871,721)	—	—	(871,721)

Total Fair Value		$(871,721)	$(565,457)	$(1,332,106)	$(2,769,284)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

39

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$770,383	$770,383
Written Options	Net realized gain (loss) on written option transactions	—	—	252,044	252,044
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(5,370,130)	(5,370,130)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(234,131)	(994,858)	(1,228,989)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(34,302)	—	—	(34,302)

Total Realized Gain (Loss)		$(34,302)	$(234,131)	$(5,342,561)	$(5,610,994)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(62,678)	$(62,678)
Written Options	Net change in unrealized appreciation (depreciation) on written options	—	—	97,503	97,503
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	1,598,923	1,598,923
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(662,209)	395,814	(266,395)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(904,345)	—	—	(904,345)

Total Change in Unrealized Appreciation (Depreciation)		$(904,345)	$(662,209)	$2,029,562	$463,008

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	$—	$—	$119,740,799	$119,740,799
Written Options	$—	$—	$(22,168,640)	$(22,168,640)
Written Swaptions	$—	$—	$(18,162,734)	$(18,162,734)
Written Inflation—Capped Options	$—	$—	$(2,200,000)	$(2,200,000)
Futures Contracts Long	$—	$—	$53,735,965	$53,735,965
Futures Contracts Short	$—	$—	$(146,948,798)	$(146,948,798)
Swap Contracts Long	$—	$11,418,988	$81,867,724	$93,286,712
Forward Contracts Long	$34,562,057	$—	$—	$34,562,057
Forward Contracts Short	$(91,889,787)	$—	$—	$(91,889,787)

40	MainStay VP PIMCO Real Return Portfolio

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total

Sale-Buyback Transactions
United States Treasury Obligations	$—	$95,038,605	$134,328,976	$27,956,500	$257,324,081

Total Borrowings	$—	$95,038,605	$134,328,976	$27,956,500	$257,324,081

Gross amount of recognized liabilities for sale-buyback financing transactions					$257,324,081

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)

Master Securities Forward Transaction Agreement
Barclays Capital Inc.	$(257,324,081)	$(257,324,081)	$256,898,829	$(425,252)

Total Borrowings and Other Financing Transactions	$(257,324,081)

(a)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the year ended December 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% .

Effective, May 1, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual portfolio operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.53% for the Initial Class shares and 0.78% for Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,800,186 and waived fees/reimbursed expenses in the amount of $229,070 and paid the Subadvisor in the amount of $900,093.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

41

Notes to Financial Statements (continued)

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$864	$82,954	$(82,290)	$—	$—	$1,528	$21	$—	1,528

Note 4–Federal Income Tax

As of December 31, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$584,551,523	$12,192,838	$(6,075,106)	$6,117,732

As of December 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$8,259,517	$(79,033,061)	$—	$6,585,821	$(64,187,723)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of swaps contract and straddle loss deferral.

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $78,764,667, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$25,699	$53,066

During the years ended December 31, 2019, and December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2019		2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$11,047,701	$—	$4,587,483	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

42	MainStay VP PIMCO Real Return Portfolio

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2019, purchases and sales of U.S. government securities were $984,645 and $899,849, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $107,915 and $105,013, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transaction during the year ended December 31, 2019, was as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)

$—	$543	$(29)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	651,387	$5,608,170
Shares issued to shareholders in reinvestment of distributions	165,706	1,424,708
Shares redeemed	(599,073)	(5,169,589)

Net increase (decrease)	218,020	$1,863,289

Year ended December 31, 2018:
Shares sold	442,236	$3,714,900
Shares issued to shareholders in reinvestment of distributions	89,899	740,327
Shares redeemed	(438,397)	(3,643,210)

Net increase (decrease)	93,738	$812,017

Service Class	Shares	Amount

Year ended December 31, 2019:
Shares sold	8,984,695	$76,913,412
Shares issued to shareholders in reinvestment of distributions	1,120,695	9,622,993
Shares redeemed	(4,671,355)	(40,057,646)

Net increase (decrease)	5,434,035	$46,478,759

Year ended December 31, 2018:
Shares sold	5,154,188	$43,081,277
Shares issued to shareholders in reinvestment of distributions	467,591	3,847,156
Shares redeemed	(4,893,856)	(40,933,068)

Net increase (decrease)	727,923	$5,995,365

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. For the year ended December 31, 2018, management evaluated the implications of certain other provisions of the ASU and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU, which are currently in place as of December 31, 2019. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

44	MainStay VP PIMCO Real Return Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and PIMCO in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or PIMCO that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and PIMCO in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and PIMCO personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution and/or servicing of such variable contracts or the Portfolio’s shares.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or PIMCO. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PIMCO. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of PIMCO, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of PIMCO and ongoing analysis of, and interactions with, PIMCO with respect to, among other things, the Portfolio’s investment performance and risks as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New

York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that PIMCO provides to the Portfolio. The Board evaluated PIMCO’s experience in serving as subadvisor to the Portfolio and advising other portfolios and PIMCO’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO, and New York Life Investments’ and PIMCO’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and PIMCO believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PIMCO. The Board reviewed PIMCO’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to PIMCO as well as discussions between the

46	MainStay VP PIMCO Real Return Portfolio

Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and PIMCO

The Board considered information provided by New York Life Investments and PIMCO with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio. The Board considered that PIMCO’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and PIMCO and acknowledged that New York Life Investments and PIMCO must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PIMCO to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and PIMCO and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to PIMCO, the Board considered that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO, acknowledging that any such profits are based on the subadvisory fee paid to PIMCO by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fee paid to PIMCO is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the

Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

48	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	76	MainStay Funds: Trustee since 2017 (12 Funds); MainStay Funds Trust: Trustee since 2017 (32 Funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay VP PIMCO Real Return Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC (since 1990)	76	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990. (32 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007. (32 Funds)**
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay Funds: Trustee since 2007 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

51

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	76	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay Funds: Trustee since 1994 (12 Funds); MainStay Funds Trust: Trustee since 2007 (32 Funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay VP PIMCO Real Return Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2019 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802531	MSVPPRR11-02/20 (NYLIAC) NI528

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2019 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,780,700.

The aggregate fees billed for the fiscal year ended December 31, 2018 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,793,000.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2019, and (ii) $46,000 for the fiscal year ended December 31, 2018.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 for the fiscal year ended December 31, 2019; and (ii) $0 for the fiscal year ended December 31, 2018. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2019; and (ii) $0 during the fiscal year ended December 31, 2018.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2019 and December 31, 2018 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i)

$8,860,000 for the fiscal year ended December 31, 2019; and (ii) $8,100,00 for the fiscal year ended December 31, 2018.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2019 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 9, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 9, 2020

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.